UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21977

            Invesco Exchange-Traded Fund Trust II

(Exact name of registrant as specified in charter)

3500 Lacey Road

                                   Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

                                   Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

October 31, 2019

PBTP	Invesco PureBetaSM 0-5 Yr US TIPS ETF

PBDM	Invesco PureBetaSM FTSE Developed ex-North America ETF

PBEE	Invesco PureBetaSM FTSE Emerging Markets ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year began with noticeable market volatility in the final few months of 2018, which continued through year-end, as US equity markets suffered a sharp sell-off due to ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Oil prices plummeted from near $64 per barrel in early November 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to more defensive areas of the markets, such as health care, utilities and US Treasuries. After raising interest rates in September 2018, the US Federal Reserve (the Fed) raised interest rates one time during the fiscal year: in December 2018.2

Following a sharp sell-off during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019. This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

In October 2019, optimism that phase one of a US-China trade deal would be completed, a delay in the Brexit agreement until January 2020 and better-than-expected third-quarter corporate earnings results, helped send risk assets higher. During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak. Despite increased market volatility, most US-based equity indexes produced modest to strong returns for the fiscal year.

[1]	Source: Bloomberg
[2]	Source: US Federal Reserve

Fixed Income

Throughout the fiscal year, US economic data remained supportive of continued economic expansion as 2019 3rd quarter GDP grew 1.9%. The US economy continued to add jobs, pushing the unemployment rate to 3.6% at the close of the fiscal year, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) lowered the federal funds target rate from a range of 2.00% to 2.25% at the start of the reporting period to a range of 1.50% to 1.75% at the close of the reporting period. This was accomplished with one 0.25% rate hike December, followed by three 0.25% rate cuts in July, September, and October 2019.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal inflation, and the lingering unknown of Brexit—the decision by UK voters to leave the European Union. These headwinds, coupled with continued low US inflation, could encourage further Fed rate cuts in the near-term. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

The 10-year US Treasury yield continued to move upward at the start of the fiscal year and spiked in November 2018 due to continued strength of the global economy, increased risk of inflation and the high probability of additional Fed rate hikes throughout the fiscal year. However, elevated volatility levels in December led to a severe risk-off tone in the markets driving US Treasury yields lower. Throughout the remainder of the fiscal year US Treasury yields continued to decline as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. The 10-year US Treasury yield ended the reporting period at 1.69%, 145 basis points lower than at the beginning of the fiscal year.3 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 11.51% for the fiscal year. Strong performance for the index was largely attributable to the sharp decline in US Treasury yields. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index—government-related, corporate, securitized and treasury—posted positive returns for the fiscal year. Out-of-index exposure, such as high yield and US dollar-denominated emerging market (EM) corporate debt, provided gains despite concerns over global growth, a volatile geopolitical environment and a series of juxtaposed Fed actions. Helping to support returns in high yield and US dollar-denominated EM corporate debt were very accommodative central bank policies.

[1]	Bureau of Labor Statistics
[2]	US Federal Reserve
[3]	US Treasury Department

3

The Market Environment (continued)

Global Equity

The fiscal year began with global equity markets, particularly the US, declining sharply at the end of 2018 amid rising interest rates, a flattening US Treasury yield curve, signaling a possible recession, and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US and China trade issues, potential for new tariffs and slowing global economic growth. Global equity markets, particularly China, declined sharply in May 2019, ending a four-month rally. Trade and tariff issues, which were not limited to the US and China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies. Following better performance in June, most global equity markets managed modest positive returns for the second quarter of 2019, with developed markets generally outperforming emerging markets. China was an exception, declining during the second quarter.

Weakening global economic data and the ongoing US and China trade conflict contributed to higher market volatility in the third quarter of 2019. During the third quarter, data released showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019 as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold. In September 2019, both the US Federal Reserve and European Central Bank cut interest rates, providing a measure of support for risk assets. Growing optimism about a potential trade deal between the US and China also boosted equities in September. However, except for the US and Japan, performance in most regions declined during the third quarter. Uncertainty about the UK’s withdrawal from the European Union continued to weigh on UK and European equities, while political and trade issues affected areas of Latin America and Asia.

Global equity markets gained in October 2019 amid several positive catalysts, including a US interest rate cut, optimism surrounding US and China trade negotiations, and a raft of upbeat corporate results. The UK equity market provided a flat return during October and while domestic politics continued to dominate the region, European markets made modest gains. October was also a positive month for emerging equity markets with all regions recording gains. Despite increased market volatility, global equity indexes, in both developed and emerging markets, ended the fiscal year in positive territory.

4

PBTP	Manager’s Analysis
Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

As an index fund, the Invesco PureBetaSM 0-5 Yr US TIPS ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofAML 0-5 Year US Inflation-Linked Treasury IndexSM (the “Index”). The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the shorter maturity subset of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market, represented by TIPS with a remaining maturity of at least one month and less than five years. TIPS are U.S. dollar-denominated, U.S. government debt securities that are publicly offered for sale in the United States. TIPS are “inflation-linked,” meaning that their principal and interest payments are tied to inflation (as measured by the Consumer Price Index). TIPS are issued by the U.S. Treasury, and their payments are supported by the full faith and credit of the United States.

To qualify for inclusion in the Index, securities must have: (i) at least one month but less than five years remaining term to final maturity; (ii) at least 18 months to maturity when issued; and (iii) a minimum amount outstanding of $1 billion. Original issue zero coupon bonds may be included in the Index, and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Index constituents are market capitalization weighted. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

During the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 4.07%. On a net asset value (“NAV”) basis, the Fund returned 4.04%. During the same time period, the Index returned 4.19%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund.

For the fiscal year ended October 31, 2019, bonds with maturities between 3 and 4 years contributed most significantly to the Fund’s return, followed by bonds with maturities between 2 and 3 years. No maturities detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019, included U.S.—Inflation Index Bond, 0.38% coupon, due 07/15/2023 (portfolio average weight of 6.81%) and U.S.—Inflation Index Bond, 0.63% coupon, due 04/15/2023 (portfolio average weight of 7.33%). No positions detracted from the Fund’s return.

Duration Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Maturing in 0-5 Years	99.90
Money Market Fund Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
U.S. Treasury Inflation—Indexed Notes, 0.13%, 04/15/2020	8.14
U.S. Treasury Inflation—Indexed Notes, 0.63%, 04/15/2023	7.32
U.S. Treasury Inflation—Indexed Notes, 0.13%, 04/15/2021	7.21
U.S. Treasury Inflation—Indexed Notes, 0.13%, 04/15/2022	6.95
U.S. Treasury Inflation—Indexed Notes, 0.13%, 01/15/2022	6.94
U.S. Treasury Inflation—Indexed Notes, 0.63%, 01/15/2024	6.85
U.S. Treasury Inflation—Indexed Notes, 0.13%, 07/15/2022	6.82
U.S. Treasury Inflation—Indexed Notes, 0.38%, 07/15/2023	6.81
U.S. Treasury Inflation—Indexed Notes, 0.13%, 01/15/2023	6.76
U.S. Treasury Inflation—Indexed Notes, 0.13%, 07/15/2024	6.62
Total	70.42

*	Excluding money market fund holdings.

5

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
ICE BofAML 0-5 Year US Inflation-Linked Treasury IndexSM	4.19%	2.22%	4.73%
Fund
NAV Return	4.04	2.11	4.50
Market Price Return	4.07	2.13	4.54

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

6

PBDM	Manager’s Analysis
Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

As an index fund, the Invesco PureBetaSM FTSE Developed ex-North America ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Developed ex North America Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large- and mid-capitalization segments of equity markets of countries around the world that are classified as developed markets within the country classification definition of the Index Provider, excluding the United States and Canada. The Index Provider defines the large-and mid-capitalization segments as approximately the top 90% of the eligible universe. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

During the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 9.37%. On a net asset value (“NAV”) basis, the Fund returned 10.31%. During the same time period, the Index returned 10.54%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

For the fiscal year ended October 31, 2019, the industrials sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The energy sector was the only detracting sector from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019, included Nestle S.A, a consumer staples company (portfolio average weight of 1.93%), and Roche Holding AG, a health care company (portfolio average weight of 1.25%). Positions that detracted most significantly from the Fund’s return included British American Tobacco PLC, a consumer staples company (portfolio average weight of 0.56%), and Teva Pharmaceutical Industries Ltd., a health care company (portfolio average weight of 0.08%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Financials	18.13
Industrials	15.29
Consumer Discretionary	11.69
Health Care	11.27
Consumer Staples	10.83
Information Technology	8.12
Materials	7.36
Communication Services	5.26
Energy	4.79
Utilities	3.61
Real Estate	3.46
Money Market Funds Plus Other Assets Less Liabilities	0.19

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Nestle S.A.	1.95
Roche Holding AG	1.32
Samsung Electronics Co., Ltd.	1.29
Novartis AG	1.19
Toyota Motor Corp.	1.11
HSBC Holdings PLC	0.96
SAP S.E.	0.82
AstraZeneca PLC	0.81
TOTAL S.A.	0.81
BP PLC	0.79
Total	11.05

*	Excluding money market fund holdings.

7

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
FTSE Developed ex North America Index (Net)	10.54%	1.94%	4.13%
Fund
NAV Return	10.31	1.77	3.76
Market Price Return	9.37	1.66	3.53

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

8

PBEE	Manager’s Analysis
Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

As an index fund, the Invesco PureBetaSM FTSE Emerging Markets ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Emerging Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large- and mid-capitalization segments of equity markets of countries around the world that are classified as emerging markets within the country classification definition of the Index Provider. The Index Provider defines the large- and mid-capitalization segments as approximately the top 90% of the eligible universe. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 12.34%. On a net asset value (“NAV”) basis, the Fund returned 12.97%. During the same time period, the Index returned 13.61%. During the fiscal year, the Fund utilized a sampling methodology to achieve exposure to the Indian, Thailand, Saudi Arabian and Russian securities included in the Index. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to the impact of the fees and expenses that the Fund incurred during the period, as well as the impact of the sampling methodology.

For the fiscal year ended October 31, 2019, the financials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and information technology sectors, respectively. The materials sector was the only sector that detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019, included Taiwan Semiconductor Manufacturing Co., Ltd., an information technology company (portfolio average weight of 4.11%), and Alibaba Group Holding Ltd., a consumer discretionary company (portfolio average weight of 4.38%). Positions that detracted most significantly from the Fund’s return included Baidu, Inc., a communication services company (portfolio average weight of 0.87%), and Vale S.A., materials company (portfolio average weight of 0.96%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Financials	24.72
Consumer Discretionary	13.15
Communication Services	10.77
Information Technology	10.51
Energy	8.40
Materials	6.44
Exchange-Traded Funds	6.34
Industrials	5.16
Consumer Staples	5.08
Real Estate	3.38
Utilities	3.11
Health Care	2.88
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Alibaba Group Holding Ltd., ADR	5.01
Taiwan Semiconductor Manufacturing Co., Ltd.	4.66
Tencent Holdings Ltd.	4.62
Invesco India ETF	4.20
iShares MSCI Saudi Arabia ETF	2.14
Infosys Ltd., ADR	1.52
China Construction Bank Corp., H Shares	1.49
Reliance Industries Ltd., GDR	1.42
Ping An Insurance (Group) Co. of China Ltd., H Shares	1.25
Naspers Ltd., Class N	1.22
Total	27.53

*	Excluding money market fund holdings.

9

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
FTSE Emerging Index (Net)	13.61%	0.84%	1.79%
Fund
NAV Return	12.97	0.61	1.28
Market Price Return	12.34	(0.40)	(0.84)

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.14% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

10

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

October 31, 2019

Schedule of Investments

	Principal Amount	Value
U.S. Treasury Securities-99.90%
U.S. Treasury Inflation – Indexed Notes-99.90%(a)
1.38%, 01/15/2020	$251,521	$251,600
0.13%, 04/15/2020	611,322	608,206
1.25%, 07/15/2020	424,096	427,296
1.13%, 01/15/2021	479,683	482,949
0.13%, 04/15/2021	542,327	538,107
0.63%, 07/15/2021	455,328	458,516
0.13%, 01/15/2022	521,424	518,012
0.13%, 04/15/2022	522,728	518,866
0.13%, 07/15/2022	509,852	509,260
0.13%, 01/15/2023	507,400	504,739
0.63%, 04/15/2023	541,229	546,947
0.38%, 07/15/2023	503,815	508,365
0.63%, 01/15/2024	502,494	511,181
0.50%, 04/15/2024	365,193	370,103
0.13%, 07/15/2024	493,784	494,579
0.13%, 10/15/2024	209,994	210,658

Total U.S. Treasury Securities (Cost $7,423,159)		7,459,384

	Shares	Value
Money Market Funds-0.12%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(b) (Cost $8,860)	8,860	$8,860

TOTAL INVESTMENTS IN SECURITIES-100.02% (Cost $7,432,019)		7,468,244

OTHER ASSETS LESS LIABILITIES-(0.02)%		(1,460)

NET ASSETS-100.00%		$7,466,784

Notes to Schedule of Investments

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 2J.
(b)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.81%
Australia-7.35%
Adelaide Brighton Ltd.	72	$153
Afterpay Touch Group Ltd.(a)	28	557
AGL Energy Ltd.	104	1,417
ALS Ltd.	80	445
Altium Ltd.	17	377
Alumina Ltd.	397	621
AMP Ltd.	516	652
Ansell Ltd.	23	437
APA Group	181	1,453
Aristocrat Leisure Ltd.	101	2,200
ASX Ltd.	30	1,701
Atlas Arteria Ltd.	103	570
Aurizon Holdings Ltd.	293	1,191
AusNet Services	280	357
Australia & New Zealand Banking Group Ltd.	435	8,014
Bank of Queensland Ltd.(b)	62	387
Beach Energy Ltd.	271	428
Bendigo & Adelaide Bank Ltd.	76	558
BHP Group Ltd.	453	11,220
BHP Group PLC	323	6,833
BlueScope Steel Ltd.	83	762
Boral Ltd.	185	641
Brambles Ltd.	252	2,078
Caltex Australia Ltd.	41	770
Challenger Ltd.	91	499
Charter Hall Group	72	561
CIMIC Group Ltd.	15	341
Cleanaway Waste Management Ltd.	208	264
Coca-Cola Amatil Ltd.	84	587
Cochlear Ltd.	9	1,312
Coles Group Ltd.	174	1,797
Commonwealth Bank of Australia	273	14,795
Computershare Ltd.	77	840
Crown Resorts Ltd.	56	481
CSL Ltd.	70	12,347
CSR Ltd.	80	228
Dexus	168	1,385
Domain Holdings Australia Ltd.	36	78
Domino’s Pizza Enterprises Ltd.(b)	10	351
Downer EDI Ltd.	94	521
Evolution Mining Ltd.	161	458
Flight Centre Travel Group Ltd.(b)	9	264
Fortescue Metals Group Ltd.	244	1,498
Goodman Group	279	2,766
GPT Group (The)	298	1,222
Harvey Norman Holdings Ltd.	84	237
IDP Education Ltd.	20	245
Iluka Resources Ltd.	66	427
Incitec Pivot Ltd.	268	637
Insurance Australia Group Ltd.	366	2,002
IOOF Holdings Ltd.	58	295
Lendlease Group	89	1,146
Macquarie Group Ltd.	48	4,429
Magellan Financial Group Ltd.	20	664
Medibank Pvt Ltd.	437	1,018
Metcash Ltd.	154	299
Mirvac Group	588	1,300

	Shares	Value
Australia-(continued)
National Australia Bank Ltd.	443	$8,732
Newcrest Mining Ltd.	119	2,566
Northern Star Resources Ltd.	95	641
Nufarm Ltd.(a)	49	200
Oil Search Ltd.	204	1,006
Orica Ltd.	60	947
Origin Energy Ltd.	278	1,505
Orora Ltd.	192	409
OZ Minerals Ltd.	47	329
Perpetual Ltd.(b)	7	173
Platinum Asset Management Ltd.	37	106
Qantas Airways Ltd.	101	446
QBE Insurance Group Ltd.	204	1,771
Qube Holdings Ltd.	189	423
Ramsay Health Care Ltd.	20	944
REA Group Ltd.(b)	8	598
Rio Tinto Ltd.	57	3,569
Rio Tinto plc	169	8,778
Santos Ltd.	281	1,572
Scentre Group	787	2,077
SEEK Ltd.	55	859
Seven Group Holdings Ltd.	16	207
Shopping Centres Australasia Property Group	118	219
Sonic Healthcare Ltd.	71	1,396
South32 Ltd.	788	1,384
Star Entertainment Group Ltd. (The)	131	424
Stockland	384	1,294
Suncorp Group Ltd.	199	1,844
Sydney Airport	175	1,059
Tabcorp Holdings Ltd.	299	989
Telstra Corp. Ltd.	661	1,589
TPG Telecom Ltd.	57	257
Transurban Group	413	4,223
Treasury Wine Estates Ltd.	109	1,319
Vicinity Centres	481	885
Vocus Group Ltd.(a)	95	217
Washington H Soul Pattinson & Co. Ltd.	14	209
Wesfarmers Ltd.	174	4,766
Westpac Banking Corp.	542	10,534
Whitehaven Coal Ltd.	108	246
WiseTech Global Ltd.	12	216
Woodside Petroleum Ltd.	144	3,195
Woolworths Group Ltd.	194	4,988
Worley Ltd.	50	471

		178,698

Austria-0.21%
ANDRITZ AG	11	494
Erste Group Bank AG(a)	44	1,555
OMV AG	22	1,284
Raiffeisen Bank International AG	20	492
Telekom Austria AG(a)	22	170
Verbund AG	10	541
Vienna Insurance Group AG Wiener Versicherung Gruppe	6	163
voestalpine AG	18	451

		5,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2019

	Shares	Value
Belgium-0.95%
Ackermans & van Haaren N.V.	3	$460
Ageas	29	1,671
Anheuser-Busch InBev S.A./N.V.	119	9,564
Colruyt S.A.	8	445
Galapagos N.V.(a)	7	1,287
Groupe Bruxelles Lambert S.A.	11	1,104
KBC Group N.V.	42	2,946
Proximus SADP	22	676
Sofina S.A.	2	442
Solvay S.A., Class A	11	1,196
Telenet Group Holding N.V.(a)	8	393
UCB S.A.	19	1,532
Umicore S.A.	33	1,361

		23,077

Cambodia-0.02%
NagaCorp Ltd.	230	419

Chile-0.03%
Antofagasta PLC	55	617

China-0.40%
AAC Technologies Holdings, Inc.	110	716
BOC Hong Kong Holdings Ltd.	569	1,960
Budweiser Brewing Co. APAC Ltd.(a)(c)	200	731
China Mengniu Dairy Co. Ltd.(a)	424	1,696
China Travel International Investment Hong Kong Ltd.	398	63
FIH Mobile Ltd.(a)	455	65
Guotai Junan International Holdings Ltd.	369	62
Kerry Logistics Network Ltd.	87	139
Lenovo Group Ltd.	1,138	796
Minth Group Ltd.	109	387
MMG Ltd.(a)	351	73
Nexteer Automotive Group Ltd.	129	121
Semiconductor Manufacturing International Corp.(a)	444	566
Shougang Fushan Resources Group Ltd.	567	117
Shui On Land Ltd.	546	110
Tingyi Cayman Islands Holding Corp.	295	393
Towngas China Co., Ltd.(a)	162	125
Uni-President China Holdings Ltd.	182	188
Want Want China Holdings Ltd.	874	738
Xinyi Glass Holdings Ltd.	317	357
Xinyi Solar Holdings Ltd., A Shares	495	280

		9,683

Denmark-1.63%
Ambu A/S, Class B	26	409
AP Moller - Maersk A/S, Class A	1	1,201
AP Moller - Maersk A/S, Class B	1	1,275
Carlsberg A/S, Class B	16	2,252
Chr Hansen Holding A/S	16	1,229
Coloplast A/S, Class B	21	2,532
Danske Bank A/S	103	1,470
Demant A/S(a)	16	423
Drilling Co. of 1972 A/S (The)(a)	3	169
DSV Panalpina A/S	32	3,107
Genmab A/S(a)	9	1,963
GN Store Nord A/S	21	923
H. Lundbeck A/S	9	307
ISS A/S	29	759

	Shares	Value
Denmark-(continued)
Jyske Bank A/S(a)	11	$366
Novo Nordisk A/S, Class B	255	13,933
Novozymes A/S, Class B	33	1,554
Orsted A/S(c)	23	2,018
Pandora A/S	15	738
Rockwool International A/S, Class B	1	197
Tryg A/S	19	531
Vestas Wind Systems A/S	29	2,368

		39,724

Finland-1.10%
Elisa Oyj	22	1,202
Fortum Oyj	68	1,661
Huhtamaki Oyj	14	648
Kesko Oyj, Class B	10	666
Kone Oyj, Class B	60	3,818
Metso Oyj	17	643
Neste Oyj	64	2,311
Nokia Oyj	859	3,156
Nokian Renkaat Oyj	21	600
Nordea Bank Abp	494	3,613
Orion Oyj, Class B(b)	16	709
Sampo Oyj, Class A	76	3,115
Stora Enso Oyj, Class R	86	1,115
UPM-Kymmene Oyj	83	2,698
Wartsila Oyj Abp	71	750

		26,705

France-9.90%
Accor S.A.	29	1,246
Adevinta ASA(a)	35	400
Adevinta ASA, Rts., expiring 11/12/2019	13	2
Aeroports de Paris	4	760
Air France-KLM(a)	34	405
Air Liquide S.A.	71	9,434
Airbus S.E.	85	12,178
ALD S.A.(c)	13	184
Alstom S.A.	28	1,211
Amundi S.A.(c)	9	643
Arkema S.A.	11	1,125
Atos S.E.	15	1,162
AXA S.A.	295	7,795
BioMerieux	6	491
BNP Paribas S.A.	166	8,669
Bollore S.A.	155	671
Bouygues S.A.	32	1,357
Bureau Veritas S.A.	43	1,098
Capgemini S.E.	24	2,703
Carrefour S.A.	87	1,481
Casino Guichard Perrachon S.A.(b)	9	486
Cie de Saint-Gobain	76	3,092
Cie Generale des Etablissements Michelin SCA	27	3,286
Cie Plastic Omnium S.A.	9	246
CNP Assurances	25	496
Covivio	7	793
Credit Agricole S.A.	174	2,268
Danone S.A.	92	7,632
Dassault Systemes S.E.	20	3,036
Edenred	37	1,948
Eiffage S.A.	12	1,290
Electricite de France S.A.	76	785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2019

	Shares	Value
France-(continued)
Elis S.A.	30	$573
ENGIE S.A.	252	4,216
EssilorLuxottica S.A.	45	6,868
Eurazeo S.E.	7	488
Eutelsat Communications S.A.(b)	27	512
Faurecia S.E.	11	513
Gecina S.A.	8	1,373
Getlink S.E.	72	1,206
Hermes International	5	3,598
ICADE	5	490
Iliad S.A.(b)	4	414
Imerys S.A.	6	232
Ingenico Group S.A.	10	1,068
Ipsen S.A.	5	533
JCDecaux S.A.	11	301
Kering S.A.	11	6,261
Klepierre S.A.	29	1,080
Lagardere SCA	18	402
Legrand S.A.	41	3,201
L’Oreal S.A.	37	10,807
LVMH Moet Hennessy Louis Vuitton S.E.	38	16,216
Natixis S.A.	133	610
Orange S.A.	299	4,817
ORPEA Group	7	843
Pernod Ricard S.A.	33	6,093
Peugeot S.A.	84	2,127
Publicis Groupe S.A.	33	1,419
Remy Cointreau S.A.(b)	4	535
Renault S.A.	28	1,429
Rexel S.A.	48	594
Rubis SCA	14	811
Safran S.A.	51	8,071
Sanofi S.A.	168	15,485
Sartorius Stedim Biotech	4	599
Schneider Electric S.E.	81	7,524
SCOR S.E.	25	1,054
SEB S.A.	4	607
Societe BIC S.A.	4	278
Societe Generale S.A.	119	3,379
Sodexo S.A.	13	1,430
Suez	58	904
Teleperformance	9	2,040
Thales S.A.	15	1,467
TOTAL S.A.	372	19,562
Ubisoft Entertainment S.A.(a)	13	768
Unibail-Rodamco-Westfield	21	3,248
Valeo S.A.(b)	38	1,413
Veolia Environnement S.A.	78	2,051
Vinci S.A.(b)	72	8,081
Vivendi S.A.	124	3,453
Wendel S.A.	4	567
Worldline S.A.(a)(c)	13	790

		240,774

Germany-8.20%
1&1 Drillisch AG(b)	7	187
adidas AG	30	9,266
Allianz S.E.	65	15,881
Aroundtown S.A.	136	1,148
Axel Springer S.E.(b)	7	499

	Shares	Value
Germany-(continued)
BASF S.E.	142	$10,809
Bayer AG	144	11,178
Bayerische Motoren Werke AG	50	3,833
Bayerische Motoren Werke AG, Preference Shares	9	555
Beiersdorf AG	15	1,776
Brenntag AG	24	1,205
Carl Zeiss Meditec AG, BR	6	654
Commerzbank AG	165	987
Continental AG	17	2,274
Covestro AG(c)	26	1,249
Daimler AG	132	7,718
Delivery Hero S.E.(a)(c)	17	797
Deutsche Bank AG	314	2,275
Deutsche Boerse AG	28	4,341
Deutsche Lufthansa AG	37	642
Deutsche Post AG	150	5,313
Deutsche Telekom AG	501	8,813
Deutsche Wohnen S.E.	56	2,107
DWS Group GmbH & Co. KGaA(c)	5	162
E.ON S.E.	333	3,357
Evonik Industries AG	26	686
Fielmann AG	4	309
Fraport AG Frankfurt Airport Services Worldwide	6	502
Fresenius Medical Care AG& Co. KGaA	32	2,316
Fresenius S.E. & Co. KGaA	63	3,312
Fuchs Petrolub S.E.	5	202
Fuchs Petrolub S.E., Preference Shares	11	470
GEA Group AG	26	795
GRENKE AG(b)	4	379
Hannover Rueck S.E.	9	1,595
Hapag-Lloyd AG(c)	4	291
HeidelbergCement AG	23	1,710
Hella GmbH & Co. KGaA	7	341
Henkel AG& Co. KGaA	16	1,541
Henkel AG& Co. KGaA, Preference Shares	27	2,807
HOCHTIEF AG	3	374
Hugo Boss AG	10	421
Infineon Technologies AG	192	3,722
K+S AG	30	427
KION Group AG	11	731
Knorr-Bremse AG	7	707
LANXESS AG	13	846
LEG Immobilien AG	10	1,148
Merck KGaA	20	2,385
METRO AG	26	424
MTU Aero Engines AG	8	2,137
Muenchener Rueckversicherungs-Gesellschaft AG	22	6,112
Nemetschek S.E.	8	407
OSRAM Licht AG(b)	15	669
Porsche Automobil Holding S.E., Preference Shares	24	1,767
ProSiebenSat.1 Media S.E.	32	473
Puma S.E.	13	978
Rational AG	1	761
Rheinmetall AG	7	842
Rocket Internet S.E.(a)(c)	10	266
RWE AG	89	2,714
SAP S.E.	150	19,881
Sartorius AG, Preference Shares	5	972
Scout24 AG(c)	17	1,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2019

	Shares	Value
Germany-(continued)
Siemens AG	117	$13,494
Siemens Healthineers AG(c)	21	893
Suedzucker AG	12	173
Symrise AG	20	1,925
Talanx AG	6	276
Telefonica Deutschland Holding AG	106	336
thyssenkrupp AG(b)	74	1,056
TUI AG	69	902
Uniper S.E.	31	966
United Internet AG	18	542
Volkswagen AG	5	948
Volkswagen AG, Preference Shares	28	5,332
Vonovia S.E.	84	4,471
Wacker Chemie AG	2	157
Wirecard AG(b)	18	2,280
Zalando S.E.(a)(c)	23	997

		199,246

Hong Kong-2.93%
AIA Group Ltd.	1,859	18,607
ASM Pacific Technology Ltd.	47	658
Bank of East Asia Ltd. (The)	188	453
Brightoil Petroleum Holdings Ltd.(a)(d)	462	0
Cafe de Coral Holdings Ltd.	53	145
Cathay Pacific Airways Ltd.	125	160
Champion REIT	309	205
Chow Tai Fook Jewellery Group Ltd.	169	152
CK Asset Holdings Ltd.	413	2,882
CK Hutchison Holdings Ltd.	411	3,802
CK Infrastructure Holdings Ltd.	98	706
CLP Holdings Ltd.	253	2,626
Dah Sing Banking Group Ltd.	58	75
Dah Sing Financial Holdings Ltd.	23	86
Dairy Farm International Holdings Ltd.	47	283
Haitong International Securities Group Ltd.	355	103
Hang Lung Group Ltd.	138	346
Hang Lung Properties Ltd.	321	707
Hang Seng Bank Ltd.	110	2,299
Henderson Land Development Co. Ltd.	205	1,027
Hong Kong & China Gas Co., Ltd. (The)	1,513	2,938
Hong Kong Exchanges & Clearing Ltd.	194	6,064
Hongkong Land Holdings Ltd.	185	1,017
Huabao International Holdings Ltd.	141	52
Hutchison Port Holdings Trust, Class U	802	124
Hutchison Telecommunications Hong Kong Holdings Ltd.	204	37
Hysan Development Co. Ltd.	98	387
Jardine Matheson Holdings Ltd.	33	1,885
Jardine Strategic Holdings Ltd.	29	938
Johnson Electric Holdings Ltd.	54	99
Kerry Properties Ltd.	94	305
Li & Fung Ltd.	917	101
Lifestyle International Holdings Ltd.	71	75
Link REIT	329	3,587
Mapletree North Asia Commercial Trust(c)	318	299
Melco International Development Ltd.	126	335
MTR Corp. Ltd.	222	1,275
New World Development Co. Ltd.	872	1,251
NWS Holdings Ltd.	221	329
PCCW Ltd.	659	392

	Shares	Value
Hong Kong-(continued)
Power Assets Holdings Ltd.	207	$1,478
Sa Sa International Holdings Ltd.(b)	164	39
Shangri-La Asia Ltd.	175	180
Shun Tak Holdings Ltd.	293	120
Sino Land Co. Ltd.	470	704
Sun Art Retail Group Ltd.	348	356
Sun Hung Kai Properties Ltd.	218	3,307
Swire Pacific Ltd., Class A	80	762
Swire Pacific Ltd., Class B	146	216
Swire Properties Ltd.	167	526
Techtronic Industries Co. Ltd.	198	1,554
Television Broadcasts Ltd.	46	76
United Energy Group Ltd.(a)	1,144	232
Vitasoy International Holdings Ltd.	120	488
VTech Holdings Ltd.	25	219
WH Group Ltd.(c)	1,328	1,410
Wharf Holdings Ltd. (The)	193	439
Wharf Real Estate Investment Co. Ltd.	193	1,138
Wheelock & Co. Ltd.	130	805
Yue Yuen Industrial Holdings Ltd.	114	321

		71,182

Indonesia-0.01%
First Pacific Co., Ltd.	369	141
Golden Agri-Resources Ltd.	1,011	153

		294

Ireland-0.51%
AIB Group PLC	120	384
Bank of Ireland Group PLC	146	702
CRH PLC	122	4,446
Flutter Entertainment PLC(b)	12	1,236
Glanbia PLC	31	345
Kerry Group PLC, Class A	23	2,782
Kingspan Group PLC	24	1,244
Smurfit Kappa Group PLC	38	1,265

		12,404

Israel-0.48%
Airport City Ltd.(a)	10	189
Alony Hetz Properties & Investments Ltd.	16	231
Amot Investments Ltd.	18	127
Azrieli Group Ltd.	5	385
Bank Hapoalim BM	163	1,304
Bank Leumi Le-Israel BM	228	1,660
Bezeq The Israeli Telecommunication Corp. Ltd.	324	214
Delek Group Ltd.	1	125
Elbit Systems Ltd.	4	655
Fattal Holdings 1998 Ltd.	1	149
First International Bank of Israel Ltd.	8	220
Gazit-Globe Ltd.	15	151
Harel Insurance Investments & Financial Services Ltd.	18	144
Israel Chemicals Ltd.	99	440
Israel Corp. Ltd. (The)(a)	1	191
Israel Discount Bank Ltd., Class A	185	845
Melisron Ltd.	2	121
Migdal Insurance & Financial Holdings Ltd.	87	90
Mizrahi Tefahot Bank Ltd.	20	496
Nice Ltd.(a)	10	1,581
Oil Refineries Ltd.	237	121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2019

	Shares	Value
Israel-(continued)
Paz Oil Co. Ltd.	2	$306
Phoenix Holdings Ltd. (The)	20	122
Shufersal Ltd.	17	115
Strauss Group Ltd.	6	182
Teva Pharmaceutical Industries Ltd.(a)	152	1,242
Tower Semiconductor Ltd.(a)	15	331

		11,737

Italy-2.17%
A2A S.p.A.	245	492
Amplifon S.p.A.	18	452
Assicurazioni Generali S.p.A.	199	4,035
Atlantia S.p.A.	84	2,075
Banca Mediolanum S.p.A.	40	343
Banco BPM S.p.A.(a)(b)	241	548
Buzzi Unicem S.p.A.	11	266
Buzzi Unicem S.p.A., RSP	6	92
Davide Campari-Milano S.p.A.	90	825
DiaSorin S.p.A.	3	338
Enel S.p.A.	1,194	9,245
Eni S.p.A.	387	5,859
Ferrari N.V.	19	3,041
FinecoBank Banca Fineco S.p.A.	94	1,059
Hera S.p.A.	121	518
Infrastrutture Wireless Italiane S.p.A.(c)	37	380
Intesa Sanpaolo S.p.A.	2,320	5,813
Italgas S.p.A.	59	380
Leonardo S.p.A.	61	708
Mediaset S.p.A.(a)	55	165
Mediobanca Banca di Credito Finanziario S.p.A.	110	1,307
Moncler S.p.A.	28	1,079
Pirelli & C S.p.A.(c)	67	387
Poste Italiane S.p.A.(c)	73	886
PRADA S.p.A.	81	279
Prysmian S.p.A.	40	924
Recordati S.p.A.	16	672
Saipem S.p.A.(a)	91	412
Salvatore Ferragamo S.p.A.	10	187
Snam S.p.A.	352	1,806
Telecom Italia S.p.A.(a)	1,600	937
Telecom Italia S.p.A., RSP	957	554
Terna Rete Elettrica Nazionale S.p.A.	224	1,480
UniCredit S.p.A.	349	4,426
Unione di Banche Italiane S.p.A.(b)	156	475
UnipolSai Assicurazioni S.p.A.	90	251

		52,696

Japan-24.71%
77 Bank Ltd. (The)	11	175
ABC-Mart, Inc.	4	275
Acom Co. Ltd.	60	243
Advantest Corp.	31	1,418
Aeon Co. Ltd.	110	2,223
AEON Financial Service Co. Ltd.	18	276
Aeon Mall Co. Ltd.	19	305
AGC, Inc.	28	992
Aica Kogyo Co. Ltd.	8	256
Ain Holdings, Inc.	4	229
Air Water, Inc.	24	453
Aisin Seiki Co. Ltd.	28	1,129
Ajinomoto Co., Inc.	76	1,448

	Shares	Value
Japan-(continued)
Alfresa Holdings Corp.	28	$630
Alps Alpine Co. Ltd.	30	650
Amada Holdings Co. Ltd.	52	598
Amano Corp.	10	298
ANA Holdings, Inc.	18	620
Anritsu Corp.	21	404
Aozora Bank Ltd.	18	465
Ariake Japan Co. Ltd.	3	234
Asahi Group Holdings, Ltd.	60	3,014
Asahi Intecc Co. Ltd.	29	802
Asahi Kasei Corp.	191	2,140
Asics Corp.	28	484
ASKUL Corp.	3	83
Astellas Pharma, Inc.	290	4,986
Autobacs Seven Co. Ltd.	10	166
Azbil Corp.	20	560
Bandai Namco Holdings, Inc.	30	1,850
Bank of Kyoto Ltd. (The)(b)	11	442
Benefit One, Inc.	10	204
Benesse Holdings, Inc.	11	296
Bic Camera, Inc.	24	263
Bridgestone Corp.	90	3,765
Brother Industries Ltd.	37	703
Calbee, Inc.	12	402
Canon Marketing Japan, Inc.	7	149
Canon, Inc.	155	4,247
Capcom Co. Ltd.	14	332
Casio Computer Co. Ltd.	34	555
Central Japan Railway Co.	28	5,775
Chiba Bank Ltd. (The)	104	572
Chubu Electric Power Co., Inc.	111	1,669
Chugai Pharmaceutical Co. Ltd.	33	2,793
Chugoku Bank Ltd. (The)	27	267
Chugoku Electric Power Co., Inc. (The)	46	613
Citizen Watch Co. Ltd.	43	230
Coca-Cola Bottlers Japan Holdings, Inc.	23	525
COMSYS Holdings Corp.	18	534
Concordia Financial Group Ltd.	171	705
Cosmo Energy Holdings Co. Ltd.	10	216
Cosmos Pharmaceutical Corp.	1	207
Credit Saison Co. Ltd.	25	365
CyberAgent, Inc.	15	490
Dai Nippon Printing Co., Ltd.	47	1,264
Daicel Corp.	47	424
Daido Steel Co. Ltd.	6	265
Daifuku Co. Ltd.	15	806
Dai-ichi Life Holdings, Inc.	168	2,775
Daiichi Sankyo Co. Ltd.	98	6,473
Daiichikosho Co. Ltd.	7	334
Daikin Industries, Ltd.	41	5,776
Daishi Hokuetsu Financial Group, Inc.	7	179
Daito Trust Construction Co., Ltd.	10	1,329
Daiwa House Industry Co., Ltd.	101	3,490
Daiwa Securities Group, Inc.	241	1,092
DeNA Co. Ltd.	17	290
Denka Co., Ltd.	14	409
Denso Corp.	70	3,278
Dentsu, Inc.	35	1,259
DIC Corp.	13	376
Disco Corp.	4	884

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2019

	Shares	Value
Japan-(continued)
DMG Mori Co. Ltd.	16	$263
Dowa Holdings Co. Ltd.	7	243
East Japan Railway Co.	56	5,102
Ebara Corp.	16	480
Eisai Co. Ltd.	41	2,991
Electric Power Development Co. Ltd.	26	633
Ezaki Glico Co. Ltd.	8	372
FamilyMart Co. Ltd.	36	898
Fancl Corp.	10	284
FANUC Corp.	32	6,394
Fast Retailing Co. Ltd.(b)	8	4,962
FP Corp.	4	250
Fuji Electric Co. Ltd.	18	578
Fuji Media Holdings, Inc.	7	95
Fuji Oil Holdings, Inc.	7	211
Fuji Seal International, Inc.	7	175
FUJIFILM Holdings Corp.	57	2,520
Fujikura Ltd.	43	202
Fujitsu General Ltd.	9	164
Fujitsu Ltd.	30	2,670
Fukuoka Financial Group, Inc.	23	449
Fukuyama Transporting Co. Ltd.	5	181
Furukawa Electric Co. Ltd.	10	283
Fuyo General Lease Co. Ltd.	3	197
Glory Ltd.	9	266
GMO internet, Inc.	9	153
GMO Payment Gateway, Inc.	6	443
GOLDWIN. Inc.	6	461
GS Yuasa Corp.	12	221
GungHo Online Entertainment, Inc.	5	109
Gunma Bank Ltd. (The)	68	231
H.I.S. Co., Ltd.	5	130
H2O Retailing Corp.	14	160
Hachijuni Bank Ltd. (The)	65	283
Hakuhodo DY Holdings, Inc.	38	572
Hamamatsu Photonics K.K.	21	822
Hankyu Hanshin Holdings, Inc.	34	1,368
Haseko Corp.	44	572
Heiwa Corp.	8	165
Hikari Tsushin, Inc.	3	661
Hino Motors Ltd.	42	401
Hirose Electric Co. Ltd.	5	635
Hiroshima Bank Ltd. (The)	46	237
Hisamitsu Pharmaceutical Co., Inc.	11	516
Hitachi Capital Corp.	7	158
Hitachi Chemical Co. Ltd.	16	531
Hitachi Construction Machinery Co. Ltd.	17	444
Hitachi High-Technologies Corp.	10	625
Hitachi Metals Ltd.	31	392
Hitachi Transport System Ltd.	7	200
Hitachi, Ltd.	142	5,345
Hokkaido Electric Power Co. Inc.	28	147
Hokuhoku Financial Group, Inc.	20	198
Hokuriku Electric Power Co.(a)	27	193
Honda Motor Co., Ltd.	267	7,266
Horiba Ltd.	6	410
Hoshizaki Corp.	8	684
House Foods Group, Inc.	12	457
Hoya Corp.	57	5,063
Hulic Co., Ltd.	56	612

	Shares	Value
Japan-(continued)
Ibiden Co. Ltd.	17	$394
Ichigo, Inc.	32	128
Idemitsu Kosan Co. Ltd.	37	1,097
IHI Corp.	21	525
Iida Group Holdings Co. Ltd.	22	369
INPEX Corp.	145	1,353
Isetan Mitsukoshi Holdings Ltd.	57	458
Isuzu Motors Ltd.	79	926
Ito En Ltd.	9	440
ITOCHU Corp.	209	4,391
Itochu Techno-Solutions Corp.	16	433
Itoham Yonekyu Holdings, Inc.	21	136
Iyo Bank Ltd. (The)	43	230
Izumi Co. Ltd.	6	227
J Front Retailing Co. Ltd.	39	500
Japan Airlines Co. Ltd.	19	593
Japan Airport Terminal Co., Ltd.	7	349
Japan Aviation Electronics Industry Ltd.	7	132
Japan Exchange Group, Inc.	85	1,414
Japan Petroleum Exploration Co. Ltd.	5	129
Japan Post Bank Co. Ltd.	65	651
Japan Post Holdings Co. Ltd.	203	1,870
Japan Post Insurance Co. Ltd.	30	476
Japan Steel Works Ltd. (The)	10	214
Japan Tobacco, Inc.	182	4,135
JFE Holdings, Inc.	82	1,037
JGC Holdings Corp.	34	498
JSR Corp.	30	569
JTEKT Corp.	36	464
Justsystems Corp.	5	207
JXTG Holdings, Inc.	487	2,295
Kagome Co. Ltd.	12	303
Kajima Corp.	72	996
Kakaku.com, Inc.	21	490
Kaken Pharmaceutical Co. Ltd.	5	246
Kamigumi Co. Ltd.	16	363
Kandenko Co. Ltd.	16	152
Kaneka Corp.	9	303
Kansai Electric Power Co., Inc. (The)	115	1,345
Kansai Mirai Financial Group, Inc.	28	184
Kansai Paint Co. Ltd.	31	753
Kao Corp.	73	5,905
Kawasaki Heavy Industries Ltd.	23	558
Kawasaki Kisen Kaisha Ltd.(a)	13	196
KDDI Corp.	266	7,379
Keihan Holdings Co. Ltd.	15	710
Keikyu Corp.	39	781
Keio Corp.	18	1,117
Keisei Electric Railway Co., Ltd.	22	905
Kewpie Corp.	18	410
Keyence Corp.	14	8,912
Kikkoman Corp.	28	1,355
Kinden Corp.	21	318
Kintetsu Group Holdings Co. Ltd.	28	1,531
Kirin Holdings Co. Ltd.	123	2,623
Kissei Pharmaceutical Co. Ltd.	5	130
Kobayashi Pharmaceutical Co. Ltd.	9	723
Kobe Bussan Co., Ltd.	4	119
Kobe Steel Ltd.	47	256
Koei Tecmo Holdings Co. Ltd.	9	209

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2019

	Shares	Value
Japan-(continued)
Koito Manufacturing Co. Ltd.	18	$952
KOKUYO Co., Ltd.	13	192
Komatsu Ltd.	140	3,314
Konami Holdings Corp.	15	662
Konica Minolta, Inc.	72	532
Kose Corp.	4	714
K’s Holdings Corp.	26	298
Kubota Corp.	170	2,724
Kuraray Co. Ltd.	56	672
Kurita Water Industries Ltd.	17	494
Kusuri no Aoki Holdings Co., Ltd.	2	150
Kyocera Corp.	47	3,105
Kyoritsu Maintenance Co. Ltd.	4	178
Kyowa Exeo Corp.	14	359
Kyowa Kirin Co., Ltd.	40	739
Kyudenko Corp.	6	198
Kyushu Electric Power Co., Inc.	73	731
Kyushu Financial Group, Inc.	61	249
Kyushu Railway Co.	25	828
Lawson, Inc.	7	387
LINE Corp.(a)	8	295
Lintec Corp.	8	170
Lion Corp.	40	841
LIXIL Group Corp.	41	768
M3, Inc.	64	1,542
Mabuchi Motor Co. Ltd.	8	327
Maeda Corp.	21	197
Maeda Road Construction Co. Ltd.	9	195
Makita Corp.	39	1,329
Mani, Inc.	9	239
Marubeni Corp.	248	1,757
Maruha Nichiro Corp.	6	156
Marui Group Co. Ltd.	33	738
Maruichi Steel Tube Ltd.	10	276
Matsui Securities Co. Ltd.	16	132
Matsumotokiyoshi Holdings Co. Ltd.	12	425
Mazda Motor Corp.	90	837
Mebuki Financial Group, Inc.	161	413
Medipal Holdings Corp.	25	574
Megmilk Snow Brand Co. Ltd.	7	169
MEIJI Holdings Co. Ltd.	21	1,519
Minebea Mitsumi, Inc.	64	1,231
Miraca Holdings, Inc.	8	190
MISUMI Group, Inc.	44	1,117
Mitsubishi Chemical Holdings Corp.	195	1,498
Mitsubishi Corp.	192	4,909
Mitsubishi Electric Corp.	303	4,363
Mitsubishi Estate Co., Ltd.	181	3,529
Mitsubishi Gas Chemical Co., Inc.	30	428
Mitsubishi Heavy Industries Ltd.	45	1,832
Mitsubishi Logistics Corp.	11	281
Mitsubishi Materials Corp.	20	579
Mitsubishi Motors Corp.	99	456
Mitsubishi Shokuhin Co. Ltd.	2	51
Mitsubishi Tanabe Pharma Corp.	35	422
Mitsubishi UFJ Financial Group, Inc.	1,915	10,094
Mitsubishi UFJ Lease & Finance Co. Ltd.	69	427
Mitsui & Co., Ltd.	259	4,474
Mitsui Chemicals, Inc.	29	698
Mitsui Fudosan Co., Ltd.	144	3,704

	Shares	Value
Japan-(continued)
Mitsui Mining & Smelting Co. Ltd.	9	$255
Mitsui OSK Lines Ltd.	17	468
Miura Co. Ltd.	16	487
Mizuho Financial Group, Inc.	3,899	6,088
Mochida Pharmaceutical Co. Ltd.	4	161
MonotaRO Co. Ltd.	18	550
Morinaga & Co. Ltd.	6	297
Morinaga Milk Industry Co. Ltd.	6	233
MS&AD Insurance Group Holdings, Inc.	77	2,499
Murata Manufacturing Co., Ltd.	88	4,773
Nabtesco Corp.	18	583
Nagase & Co. Ltd.	17	260
Nagoya Railroad Co. Ltd.	29	925
Nankai Electric Railway Co. Ltd.	17	444
NEC Corp.	40	1,591
NET One Systems Co. Ltd.	13	354
NEXON Co., Ltd.(a)	64	743
NGK Insulators Ltd.	42	650
NGK Spark Plug Co., Ltd.	30	615
NH Foods Ltd.	16	673
NHK Spring Co. Ltd.	26	215
Nichirei Corp.	17	391
Nidec Corp.	36	5,356
Nifco, Inc.	14	373
Nihon Kohden Corp.	12	360
Nihon M&A Center, Inc.	20	612
Nihon Unisys Ltd.	10	332
Nikon Corp.	55	707
Nintendo Co., Ltd.	16	5,716
Nippo Corp.	8	165
Nippon Electric Glass Co. Ltd.	13	296
Nippon Express Co., Ltd.	11	632
Nippon Kayaku Co. Ltd.	27	330
Nippon Paint Holdings Co. Ltd.	24	1,321
Nippon Paper Industries Co. Ltd.	15	260
Nippon Shinyaku Co., Ltd.	8	725
Nippon Shokubai Co., Ltd.	5	311
Nippon Steel Corp.	127	1,870
Nippon Telegraph & Telephone Corp.	96	4,774
Nippon Television Holdings, Inc.	4	53
Nippon Yusen K.K.	25	454
Nipro Corp.	19	224
Nishi-Nippon Financial Holdings, Inc.	25	187
Nishi-Nippon Railroad Co. Ltd.	12	280
Nissan Chemical Corp.	21	870
Nissan Motor Co. Ltd.	296	1,888
Nissan Shatai Co. Ltd.	10	93
Nisshin Seifun Group, Inc.	41	815
Nisshinbo Holdings, Inc.	20	168
Nissin Foods Holdings Co. Ltd.	11	834
Nitori Holdings Co. Ltd.	11	1,680
Nitto Denko Corp.	24	1,341
Noevir Holdings Co. Ltd.	2	109
NOF Corp.	11	375
NOK Corp.	18	285
Nomura Holdings, Inc.	514	2,355
Nomura Real Estate Holdings, Inc.	19	452
Nomura Research Institute Ltd.	40	855
NS Solutions Corp.	5	171
NSK Ltd.	72	677

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2019

	Shares	Value
Japan-(continued)
NTN Corp.	67	$210
NTT Data Corp.	100	1,325
NTT DOCOMO, Inc.	180	4,954
Obayashi Corp.	107	1,109
OBIC Business Consultants Co. Ltd.	2	81
OBIC Co. Ltd.	10	1,263
Odakyu Electric Railway Co. Ltd.	48	1,174
Oji Holdings Corp.	139	726
OKUMA Corp.	5	302
Olympus Corp.	172	2,355
Omron Corp.	29	1,717
Ono Pharmaceutical Co. Ltd.	67	1,269
Open House Co. Ltd.	10	257
Oracle Corp. Japan	5	443
Orient Corp.	90	132
Oriental Land Co. Ltd.	29	4,261
ORIX Corp.	197	3,110
Osaka Gas Co. Ltd.	62	1,218
OSG Corp.	11	238
Otsuka Corp.	16	650
Otsuka Holdings Co. Ltd.	66	2,771
Paltac Corp.	5	243
Pan Pacific International Holdings Corp.	80	1,263
Panasonic Corp.	326	2,765
Park24 Co. Ltd.	17	402
Penta-Ocean Construction Co. Ltd.	44	271
PeptiDream, Inc.(a)	13	657
Persol Holdings Co. Ltd.	27	522
Pigeon Corp.	17	837
Pilot Corp.	4	164
Pola Orbis Holdings, Inc.	12	273
Rakuten, Inc.	127	1,219
Recruit Holdings Co., Ltd.	197	6,580
Relo Group, Inc.	16	394
Renesas Electronics Corp.(a)	110	753
Rengo Co. Ltd.	33	241
Resona Holdings, Inc.	347	1,525
Resorttrust, Inc.	10	160
Ricoh Co. Ltd.	108	969
Rinnai Corp.	6	443
Rohm Co. Ltd.	14	1,121
Rohto Pharmaceutical Co. Ltd.	15	454
Ryohin Keikaku Co. Ltd.	36	808
Sankyo Co. Ltd.(b)	8	281
Sankyu, Inc.	8	410
Sanrio Co. Ltd.	9	182
Santen Pharmaceutical Co. Ltd.	57	1,015
Sanwa Holdings Corp.	31	366
Sapporo Holdings Ltd.	10	252
Sawai Pharmaceutical Co. Ltd.	6	339
SBI Holdings, Inc.	36	789
SCREEN Holdings Co. Ltd.	6	421
SCSK Corp.	7	359
Secom Co. Ltd.	30	2,793
Sega Sammy Holdings, Inc.	31	438
Seibu Holdings, Inc.	34	602
Seiko Epson Corp.	44	626
Seino Holdings Co., Ltd.	23	297
Sekisui Chemical Co., Ltd.	57	1,001
Sekisui House Ltd.	89	1,928

	Shares	Value
Japan-(continued)
Seven & i Holdings Co., Ltd.	119	$4,513
Seven Bank Ltd.	104	303
SG Holdings Co. Ltd.	33	821
Sharp Corp.	23	268
Shiga Bank Ltd. (The)	8	195
Shikoku Electric Power Co., Inc.	24	239
Shimadzu Corp.	41	1,107
Shimamura Co. Ltd.	3	256
Shimano, Inc.	12	2,009
Shimizu Corp.	90	844
Shin-Etsu Chemical Co. Ltd.	62	6,974
Shinsei Bank Ltd.	30	472
Shionogi & Co. Ltd.	43	2,593
Shiseido Co. Ltd.	60	4,977
Shizuoka Bank Ltd. (The)	83	639
SHO-BOND Holdings Co. Ltd.	8	312
Shochiku Co. Ltd.	2	295
Showa Denko K.K.	23	654
SKY Perfect JSAT Holdings, Inc.	19	79
Skylark Holdings Co. Ltd.	30	545
SMC Corp.	9	3,929
Softbank Corp.	247	3,393
SoftBank Group Corp.	249	9,651
Sohgo Security Services Co. Ltd.	10	547
Sojitz Corp.	199	630
Sompo Holdings, Inc.	53	2,095
Sony Corp.	192	11,766
Sony Financial Holdings, Inc.	24	519
Sotetsu Holdings, Inc.	12	321
Square Enix Holdings Co. Ltd.	12	571
Stanley Electric Co. Ltd.	23	645
Subaru Corp.	95	2,744
Sugi Holdings Co. Ltd.	5	279
SUMCO Corp.	34	573
Sumitomo Bakelite Co. Ltd.	5	210
Sumitomo Chemical Co., Ltd.	239	1,103
Sumitomo Corp.	172	2,805
Sumitomo Dainippon Pharma Co. Ltd.	26	457
Sumitomo Electric Industries Ltd.	119	1,647
Sumitomo Forestry Co. Ltd.	21	307
Sumitomo Heavy Industries Ltd.	18	565
Sumitomo Metal Mining Co., Ltd.	38	1,285
Sumitomo Mitsui Financial Group, Inc.	200	7,178
Sumitomo Mitsui Trust Holdings, Inc.	56	2,060
Sumitomo Osaka Cement Co. Ltd.	5	220
Sumitomo Realty & Development Co., Ltd.	62	2,261
Sumitomo Rubber Industries Ltd.	28	374
Sundrug Co. Ltd.	10	333
Suntory Beverage & Food Ltd.	20	855
Suzuken Co., Ltd.	12	644
Suzuki Motor Corp.	66	3,136
Sysmex Corp.	29	1,901
T&D Holdings, Inc.	84	948
Tadano Ltd.	18	165
Taiheiyo Cement Corp.	19	541
Taisei Corp.	31	1,233
Taisho Pharmaceutical Holdings Co. Ltd.	7	503
Taiyo Nippon Sanso Corp.	23	543
Taiyo Yuden Co. Ltd.	18	483
Takara Bio, Inc.	7	143

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2019

	Shares	Value
Japan-(continued)
Takara Holdings, Inc.	28	$279
Takashimaya Co. Ltd.	23	268
Takeda Pharmaceutical Co., Ltd.	233	8,466
TDK Corp.	19	1,903
TechnoPro Holdings, Inc.	6	373
Teijin Ltd.	28	565
Terumo Corp.	100	3,284
THK Co. Ltd.	18	525
TIS, Inc.	12	729
Tobu Railway Co. Ltd.	32	1,073
Toda Corp.	37	233
Toho Co. Ltd.	18	728
Toho Gas Co. Ltd.	14	547
Tohoku Electric Power Co., Inc.	75	773
Tokai Carbon Co. Ltd.	31	317
Tokai Rika Co. Ltd.	8	156
Tokio Marine Holdings, Inc.	102	5,537
Tokuyama Corp.	11	297
Tokyo Broadcasting System Holdings, Inc.(b)	6	97
Tokyo Century Corp.	7	326
Tokyo Electric Power Co. Holdings, Inc.(a)	247	1,147
Tokyo Electron Ltd.	23	4,697
Tokyo Gas Co., Ltd.	66	1,615
Tokyo Tatemono Co., Ltd.	33	473
Tokyu Corp.	78	1,480
Tokyu Fudosan Holdings Corp.	94	627
Topcon Corp.	17	237
Toppan Printing Co., Ltd.	41	763
Toray Industries, Inc.	240	1,711
Toshiba Corp.	76	2,605
Toshiba Plant Systems & Services Corp.	6	118
Tosoh Corp.	45	624
TOTO Ltd.	23	948
Toyo Seikan Group Holdings Ltd.	25	399
Toyo Suisan Kaisha Ltd.	14	591
Toyo Tire Corp.	16	225
Toyobo Co. Ltd.	14	190
Toyoda Gosei Co. Ltd.	12	284
Toyota Boshoku Corp.	10	148
Toyota Industries Corp.	25	1,517
Toyota Motor Corp.	385	26,860
Toyota Tsusho Corp.	35	1,221
Trend Micro, Inc.	18	916
TS Tech Co. Ltd.	8	260
Tsumura & Co.	10	277
Tsuruha Holdings, Inc.	6	679
TV Asahi Holdings Corp.	3	47
Ube Industries Ltd.	17	368
Ulvac, Inc.	8	354
Unicharm Corp.	61	2,082
Ushio, Inc.	19	286
USS Co. Ltd.	34	662
Wacoal Holdings Corp.	10	265
Welcia Holdings Co. Ltd.	8	463
West Japan Railway Co.	28	2,439
Yakult Honsha Co. Ltd.	19	1,093
Yamada Denki Co. Ltd.	116	561
Yamaguchi Financial Group, Inc.	36	255
Yamaha Corp.	24	1,126
Yamaha Motor Co., Ltd.	44	871

	Shares	Value
Japan-(continued)
Yamato Holdings Co. Ltd.	56	$945
Yamato Kogyo Co. Ltd.	6	157
Yamazaki Baking Co. Ltd.	20	342
Yaoko Co. Ltd.	3	140
Yaskawa Electric Corp.	40	1,547
Yokogawa Electric Corp.	38	702
Yokohama Rubber Co. Ltd. (The)	17	383
Z Holdings Corp.	399	1,233
Zenkoku Hosho Co. Ltd.	8	336
Zensho Holdings Co. Ltd.	15	318
Zeon Corp.	23	264
ZOZO, Inc.(b)	28	656

		600,658

Jordan-0.02%
Hikma Pharmaceuticals PLC	22	572

Kazakhstan-0.01%
KAZ Minerals PLC	37	225

Luxembourg-0.19%
ArcelorMittal	95	1,402
Eurofins Scientific S.E.(b)	2	1,014
L’Occitane International S.A.	72	162
RTL Group S.A.	6	305
SES S.A., FDR	56	1,085
Tenaris S.A.	74	748

		4,716

Macau-0.21%
Galaxy Entertainment Group Ltd.	335	2,315
Macau Legend Development Ltd.(a)	265	29
MGM China Holdings Ltd.	118	188
Sands China Ltd.	380	1,879
SJM Holdings Ltd.	296	317
Wynn Macau Ltd.	231	503

		5,231

Mexico-0.01%
Fresnillo PLC(b)	29	266

Netherlands-2.77%
Aalberts N.V.	15	603
ABN AMRO Group N.V., CVA(c)	64	1,192
Adyen N.V.(a)(c)	2	1,404
Aegon N.V.	277	1,198
Akzo Nobel N.V.	35	3,223
argenx S.E.(a)(b)	6	728
ASML Holding N.V.	62	16,255
ASR Nederland N.V.	22	805
Boskalis Westminster	13	285
Euronext N.V.(c)	9	725
EXOR N.V.	16	1,227
GrandVision N.V.(c)	8	245
Heineken Holding N.V.	16	1,524
Heineken N.V.	36	3,673
ING Groep N.V.	606	6,847
Koninklijke Ahold Delhaize N.V.	170	4,234
Koninklijke DSM N.V.	27	3,201
Koninklijke KPN N.V.	508	1,576
Koninklijke Philips N.V.	139	6,090
Koninklijke Vopak N.V.	10	549
NN Group N.V.	52	1,982

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2019

	Shares	Value
Netherlands-(continued)
OCI N.V.(a)	15	$337
Prosus N.V.(a)	63	4,346
Randstad N.V.	17	942
Signify N.V.(c)	16	468
Takeaway.com N.V.(a)(c)	6	489
Wolters Kluwer N.V.	42	3,094

		67,242

New Zealand-0.30%
a2 Milk Co. Ltd.(a)	110	917
Air New Zealand Ltd.	80	145
Auckland International Airport Ltd.	147	877
Contact Energy Ltd.	114	540
Fisher & Paykel Healthcare Corp. Ltd.	89	1,093
Fletcher Building Ltd.	130	382
Kiwi Property Group Ltd.	225	229
Mercury NZ Ltd.	108	344
Meridian Energy Ltd.	195	575
Ryman Healthcare Ltd.	65	538
SKYCITY Entertainment Group Ltd.	106	266
Spark New Zealand Ltd.	291	836
Xero Ltd.(a)	14	665

		7,407

Norway-0.61%
Aker ASA, Class A	4	213
Aker BP ASA	16	442
DNB ASA	162	2,948
Equinor ASA	153	2,835
Gjensidige Forsikring ASA	26	487
Leroy Seafood Group ASA	40	269
Mowi ASA	64	1,563
Norsk Hydro ASA	212	749
Orkla ASA	123	1,184
Salmar ASA	8	373
Schibsted ASA, Class A	13	382
Schibsted ASA, Class B	14	392
Telenor ASA	102	1,913
Yara International ASA	28	1,091

		14,841

Poland-0.30%
Bank Polska Kasa Opieki S.A.	24	678
CD Projekt S.A.	10	661
Cyfrowy Polsat S.A.	41	298
Dino Polska S.A.(a)(c)	7	273
Grupa Lotos S.A.	15	375
KGHM Polska Miedz S.A.(a)	21	460
mBank S.A.(a)	2	200
PGE Polska Grupa Energetyczna S.A.(a)	111	238
Polski Koncern Naftowy ORLEN S.A.	48	1,314
Polskie Gornictwo Naftowe i Gazownictwo S.A.	266	328
Powszechna Kasa Oszczednosci Bank Polski S.A.	130	1,299
Powszechny Zaklad Ubezpieczen S.A.	86	833
Santander Bank Polska S.A.	5	411

		7,368

Portugal-0.14%
EDP - Energias de Portugal S.A., Class R	360	1,482

	Shares	Value
Portugal-(continued)
Galp Energia SGPS S.A.	82	$1,306
Jeronimo Martins SGPS S.A.	39	655

		3,443

Russia-0.05%
Evraz PLC	85	404
Polymetal International PLC	48	786

		1,190

Singapore-1.26%
Ascendas REIT	377	878
BOC Aviation Ltd.(c)	33	310
CapitaLand Commercial Trust	374	563
CapitaLand Ltd.	399	1,055
CapitaLand Mall Trust	366	683
City Developments Ltd.	74	587
ComfortDelGro Corp. Ltd.	325	549
DBS Group Holdings Ltd.	277	5,292
Frasers Property Ltd.	55	74
Genting Singapore Ltd.	916	633
Jardine Cycle & Carriage Ltd.	16	385
Keppel Corp. Ltd.	227	1,144
Keppel REIT	300	267
Mapletree Commercial Trust	291	498
Mapletree Commercial Trust, Rts., expiring 11/07/2019(a)	20	1
Mapletree Industrial Trust	201	377
Mapletree Logistics Trust	367	453
Olam International Ltd.	95	128
Oversea-Chinese Banking Corp. Ltd.	519	4,180
SATS Ltd.	100	371
Sembcorp Industries Ltd.	144	242
Sembcorp Marine Ltd.(a)	129	130
SIA Engineering Co. Ltd.	37	73
Singapore Airlines Ltd.	81	560
Singapore Exchange Ltd.	130	854
Singapore Post Ltd.	240	169
Singapore Press Holdings Ltd.	253	413
Singapore Technologies Engineering Ltd.	242	709
Singapore Telecommunications Ltd.	1,142	2,769
StarHub Ltd.	91	87
Suntec REIT	299	409
United Overseas Bank Ltd.	196	3,864
UOL Group Ltd.	75	430
Venture Corp. Ltd.	40	465
Wilmar International Ltd.	308	849
Wing Tai Holdings Ltd.	58	87

		30,538

South Africa-0.23%
Anglo American PLC	192	4,923
Investec PLC	101	572

		5,495

South Korea-4.31%
Amorepacific Corp.	5	825
Amorepacific Corp., Preference Shares	2	166
AMOREPACIFIC Group	4	291
BGF Co. Ltd.	1	5
BGF retail Co., Ltd.	1	153
BNK Financial Group, Inc.	46	275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2019

	Shares	Value
South Korea-(continued)
Celltrion Healthcare Co. Ltd.(a)	8	$379
Celltrion, Inc.(a)	15	2,579
Cheil Worldwide, Inc.	11	234
CJ CheilJedang Corp.	1	196
CJ Corp.	2	142
CJ ENM Co., Ltd.	1	142
CJ Logistics Corp.(a)	1	135
Daelim Industrial Co. Ltd.	4	313
Daewoo Engineering & Construction Co. Ltd.(a)	28	105
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	7	169
DB Insurance Co. Ltd.	7	304
DGB Financial Group, Inc.	24	145
Dongsuh Cos., Inc.	5	75
Doosan Bobcat, Inc.	4	108
Doosan Fuel Cell Co., Ltd.(a)	3	20
Doosan Heavy Industries & Construction Co. Ltd.(a)	10	53
Doosan Infracore Co. Ltd.(a)	21	102
Doosan Solus Co., Ltd.(a)	1	15
E-MART, Inc.	3	288
Fila Korea Ltd.	8	396
GS Engineering & Construction Corp.	9	239
GS Holdings Corp.	8	341
GS Retail Co. Ltd.	4	132
Hana Financial Group, Inc.	46	1,332
Hankook Tire & Technology Co., Ltd.	12	320
Hanmi Pharm Co. Ltd.	1	287
Hanmi Science Co. Ltd.	2	75
Hanon Systems.	25	249
Hanssem Co., Ltd.	2	109
Hanwha Aerospace Co. Ltd.(a)	6	195
Hanwha Chemical Corp.	13	183
Hanwha Corp.	8	163
Hanwha Corp., Preference Shares	3	35
Hanwha Life Insurance Co. Ltd.	38	73
HDC Holdings Co. Ltd.	3	31
HDC Hyundai Development Co.-Engineering & Construction, Class E	5	133
Helixmith Co., Ltd.(a)	3	250
Hite Jinro Co. Ltd.	5	122
HLB, Inc.(a)	5	722
Hotel Shilla Co. Ltd.	5	333
Hyundai Construction Equipment Co. Ltd.	2	48
Hyundai Department Store Co. Ltd.	2	127
Hyundai Engineering & Construction Co. Ltd.	11	406
Hyundai Glovis Co. Ltd.	3	389
Hyundai Heavy Industries Holdings Co. Ltd.	2	587
Hyundai Marine & Fire Insurance Co. Ltd.	10	217
Hyundai Mipo Dockyard Co. Ltd.	3	112
Hyundai Mobis Co., Ltd.	10	2,046
Hyundai Motor Co.	22	2,307
Hyundai Motor Co., First Pfd.	3	188
Hyundai Motor Co., Second Pfd.	6	409
Hyundai Steel Co.	12	328
Hyundai Wia Corp.	2	88
Industrial Bank of Korea	42	426
Kakao Corp.	8	973
Kangwon Land, Inc.	17	458
KB Financial Group, Inc.	60	2,163

	Shares	Value
South Korea-(continued)
KCC Corp.	1	$194
KEPCO Plant Service & Engineering Co., Ltd.	3	84
Kia Motors Corp.	41	1,499
Korea Aerospace Industries Ltd.	10	327
Korea Electric Power Corp.(a)	40	875
Korea Gas Corp.	4	135
Korea Investment Holdings Co. Ltd.	6	350
Korea Shipbuilding & Offshore Engineering Co., Ltd.(a)	7	734
Korea Zinc Co. Ltd.	2	747
Korean Air Lines Co. Ltd.	8	171
KT&G Corp.	17	1,461
Kumho Petrochemical Co. Ltd.	3	181
LG Chem Ltd.	7	1,850
LG Chem Ltd., Preference Shares	1	148
LG Corp.	14	835
LG Display Co. Ltd.(a)	35	411
LG Electronics, Inc.	17	978
LG Electronics, Inc., Preference Shares	3	70
LG Household & Health Care Ltd.	1	1,084
LG Household & Health Care Ltd., Preference Shares	1	635
LG Uplus Corp.	31	358
Lotte Chemical Corp.	2	390
Lotte Chilsung Beverage Co. Ltd.	1	118
Lotte Corp.	4	125
LOTTE Fine Chemical Co., Ltd.	3	114
Lotte Shopping Co. Ltd.	2	214
LS Corp.	3	125
Mando Corp.	5	154
Medy-Tox, Inc.	1	284
Mirae Asset Daewoo Co. Ltd.	58	356
Mirae Asset Daewoo Co. Ltd., 2nd Pfd	22	78
NAVER Corp.	21	2,960
NCSoft Corp.	3	1,331
Netmarble Corp.(a)(c)	3	232
NH Investment & Securities Co. Ltd.	20	208
NHN Corp.(a)	1	50
OCI Co. Ltd.	3	162
Orion Corp.	3	273
Paradise Co. Ltd.	7	112
POSCO	10	1,818
POSCO Chemical Co., Ltd.	3	124
Posco International Corp.	8	125
S-1 Corp.	3	242
Samsung Biologics Co. Ltd.(a)(c)	2	685
Samsung C&T Corp.	13	1,117
Samsung Card Co. Ltd.	5	144
Samsung Electro-Mechanics Co. Ltd.	9	874
Samsung Electronics Co., Ltd.	723	31,320
Samsung Electronics Co., Ltd., Preference Shares	126	4,446
Samsung Engineering Co. Ltd.(a)	25	382
Samsung Fire & Marine Insurance Co., Ltd.	5	930
Samsung Heavy Industries Co. Ltd.(a)	62	386
Samsung Life Insurance Co. Ltd.	10	607
Samsung SDI Co. Ltd.	8	1,564
Samsung SDS Co. Ltd.	5	866
Samsung Securities Co. Ltd.	10	289
Shinhan Financial Group Co., Ltd.	70	2,557
Shinsegae, Inc.	1	203

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2019

	Shares	Value
South Korea-(continued)
SillaJen, Inc.(a)	8	$132
SK Holdings Co. Ltd.	5	1,111
SK Hynix, Inc.	80	5,638
SK Innovation Co. Ltd.	9	1,238
SK Networks Co. Ltd.	24	120
SK Telecom Co., Ltd.	4	815
SKC Co. Ltd.	3	114
S-Oil Corp.	6	514
Ssangyong Cement Industrial Co. Ltd.	16	81
Woongjin Coway Co., Ltd.	9	710
Woori Financial Group, Inc.	86	869
Yuhan Corp.	1	193

		104,838

Spain-2.65%
Acciona S.A.	3	313
ACS Actividades de Construccion y Servicios S.A.	37	1,502
Aena SME S.A.(c)	11	2,019
Amadeus IT Group S.A.	62	4,589
Banco Bilbao Vizcaya Argentaria S.A.	1,031	5,433
Banco de Sabadell S.A.	889	976
Banco Santander S.A.	2,514	10,080
Bankia S.A.	185	353
Bankinter S.A.	109	754
CaixaBank S.A.	550	1,574
Cellnex Telecom S.A.(a)(c)	42	1,811
Corp Financiera Alba S.A.	3	150
EDP Renovaveis S.A.	24	274
Enagas S.A.	36	891
Endesa S.A.	50	1,361
Ferrovial S.A.	74	2,184
Fomento de Construcciones y Contratas S.A.	11	133
Grifols S.A.	52	1,675
Iberdrola S.A.	905	9,297
Industria de Diseno Textil, S.A.(b)	162	5,052
Inmobiliaria Colonial Socimi S.A.	47	607
Mapfre, S.A.	157	438
Merlin Properties SOCIMI, S.A.	53	781
Naturgy Energy Group S.A.	47	1,280
Red Electrica Corp. S.A.	68	1,369
Repsol S.A.	205	3,362
Siemens Gamesa Renewable Energy S.A.	36	495
Telefonica S.A.	708	5,430
Zardoya Otis S.A.	28	212

		64,395

Sweden-2.50%
Alfa Laval AB	50	1,158
Assa Abloy AB, Class B	140	3,328
Atlas Copco AB, Class A	96	3,399
Atlas Copco AB, Class B	58	1,801
Boliden AB(a)	43	1,159
Castellum AB	42	860
Electrolux AB, Series B	35	921
Elekta AB, Class B	56	782
Epiroc AB, Class A	100	1,127
Epiroc AB, Class B	60	654
Essity AB, Class B	94	2,940
Fastighets AB Balder, Class B(a)	15	582
Hennes & Mauritz AB, Class B(b)	134	2,806
Hexagon AB, Class B	40	2,046

	Shares	Value
Sweden-(continued)
Husqvarna AB, Class B	59	$452
ICA Gruppen AB(b)	12	532
Industrivarden AB, Class A	33	731
Industrivarden AB, Class C	27	585
Investment AB Latour, Class B	19	257
Investor AB, Class A	21	1,059
Investor AB, Class B	70	3,593
Kinnevik AB, Class B(b)	37	1,014
L E Lundbergforetagen AB, Class B	12	453
Lundin Petroleum AB	28	927
Nibe Industrier AB, Class B	46	630
Saab AB, Class B	14	433
Sandvik AB	165	2,917
Securitas AB, Class B	51	817
Skandinaviska Enskilda Banken AB, Class A	227	2,180
Skandinaviska Enskilda Banken AB, Class C	3	29
Skanska AB, Class B	56	1,195
SKF AB, Class B	60	1,087
Svenska Cellulosa AB SCA, Class B	94	960
Svenska Handelsbanken AB, Class A	224	2,247
Svenska Handelsbanken AB, Class B	9	91
Swedbank AB, Class A	153	2,145
Swedish Match AB	27	1,270
Swedish Orphan Biovitrum AB(a)	25	397
Tele2 AB, Class B	82	1,175
Telefonaktiebolaget LM Ericsson, Class A	6	52
Telefonaktiebolaget LM Ericsson, Class B	458	4,010
Telia Co. AB	417	1,837
Trelleborg AB, Class B	39	631
Volvo AB, Class B	230	3,447

		60,716

Switzerland-8.64%
ABB Ltd.	276	5,787
Adecco Group AG	24	1,422
Alcon, Inc.(a)	71	4,192
Baloise Holding AG	7	1,292
Banque Cantonale Vaudoise	1	783
Cie Financiere Richemont S.A.	79	6,213
Clariant AG(a)	33	676
Coca-Cola HBC AG(a)	31	943
Credit Suisse Group AG(a)	391	4,846
DKSH Holding AG	6	285
Dufry AG(a)	4	347
EMS-Chemie Holding AG	1	625
Flughafen Zurich AG	3	540
Geberit AG	6	3,044
Georg Fischer AG	1	953
Givaudan S.A.	1	2,936
Glencore PLC	1,690	5,088
Helvetia Holding AG	5	701
Julius Baer Group Ltd.(a)	34	1,500
Kuehne + Nagel International AG	8	1,292
LafargeHolcim Ltd.(a)	78	4,022
Logitech International S.A.	23	941
Lonza Group AG(a)	11	3,957
Nestle S.A.	445	47,497
Novartis AG	332	28,966
OC Oerlikon Corp. AG	30	307
Pargesa Holding S.A., BR	6	474

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2019

	Shares	Value
Switzerland-(continued)
Partners Group Holding AG	3	$2,339
PSP Swiss Property AG	6	793
Roche Holding AG	107	32,184
Roche Holding AG, BR	4	1,191
Schindler Holding AG	3	709
Schindler Holding AG, PC	6	1,467
SGS S.A.	1	2,602
Sika AG	21	3,607
Sonova Holding AG	8	1,832
STMicroelectronics N.V.	99	2,246
Straumann Holding AG(a)	2	1,783
Sulzer AG	3	303
Swatch Group AG (The)	7	375
Swatch Group AG (The), BR	4	1,107
Swiss Life Holding AG	5	2,499
Swiss Prime Site AG(a)	12	1,236
Swiss Re AG	43	4,501
Swisscom AG	4	2,043
Temenos AG(a)	9	1,284
UBS Group AG(a)	526	6,205
Vifor Pharma AG	7	1,100
Zurich Insurance Group AG	23	8,986

		210,021

Taiwan-0.00%
FIT Hon Teng Ltd.(c)	160	65

United Arab Emirates-0.01%
NMC Health PLC	13	367

United Kingdom-14.62%
3i Group PLC	146	2,131
Admiral Group PLC	32	837
Ashmore Group PLC(b)	61	368
Ashtead Group PLC	71	2,157
Associated British Foods PLC	55	1,584
AstraZeneca PLC	203	19,704
Auto Trader Group PLC(c)	139	1,011
AVEVA Group PLC	10	541
Aviva PLC	610	3,277
B&M European Value Retail S.A.	130	623
Babcock International Group PLC	40	287
BAE Systems PLC	490	3,653
Barclays PLC	2,640	5,732
Barratt Developments PLC	159	1,299
Bellway PLC	20	818
Berkeley Group Holdings PLC	18	1,025
BP PLC	3,061	19,381
British American Tobacco PLC	352	12,307
British Land Co. PLC (The)	150	1,205
BT Group PLC	1,341	3,552
Bunzl PLC	53	1,377
Burberry Group PLC	64	1,693
Centrica PLC	887	833
Cineworld Group PLC	154	444
CNH Industrial N.V.	152	1,653
Cobham PLC	380	776
Compass Group PLC	243	6,465
ConvaTec Group PLC(c)	208	531
Croda International PLC	19	1,184
DCC PLC	15	1,405
Derwent London PLC	16	735

	Shares	Value
United Kingdom-(continued)
Diageo PLC	360	$14,741
Direct Line Insurance Group PLC	218	768
DS Smith PLC	196	907
easyJet PLC	30	481
Experian PLC	141	4,430
Fiat Chrysler Automobiles N.V.	173	2,688
G4S PLC	246	658
GlaxoSmithKline PLC	754	17,256
GVC Holdings PLC	88	1,013
Halma PLC	60	1,455
Hargreaves Lansdown PLC(b)	42	963
Hiscox Ltd.	43	829
Howden Joinery Group PLC	95	710
HSBC Holdings PLC	3,110	23,462
IMI PLC	43	558
Imperial Brands PLC	146	3,197
Inchcape PLC	66	551
Informa PLC	192	1,925
InterContinental Hotels Group PLC	28	1,688
International Consolidated Airlines Group S.A.	100	687
Intertek Group PLC	25	1,731
ITV PLC	591	1,023
J Sainsbury PLC	256	674
JD Sports Fashion PLC	56	557
John Wood Group PLC(b)	104	455
Johnson Matthey PLC	30	1,192
Just Eat PLC(a)	91	865
Kingfisher PLC	324	869
Land Securities Group PLC	113	1,374
Legal & General Group PLC	908	3,098
Lloyds Banking Group PLC	10,980	8,070
London Stock Exchange Group PLC	48	4,319
M&G PLC(a)	403	1,115
Marks & Spencer Group PLC	304	714
Meggitt PLC	123	994
Melrose Industries PLC	739	2,038
Merlin Entertainments PLC(c)	111	653
Micro Focus International PLC	53	727
Mondi PLC	76	1,571
National Grid PLC	535	6,240
Next PLC	20	1,703
Ocado Group PLC(a)	68	1,169
Pearson PLC	121	1,068
Pennon Group PLC	66	767
Persimmon PLC	49	1,444
Phoenix Group Holdings PLC	81	738
Prudential PLC	403	7,032
Quilter PLC(c)	286	507
Reckitt Benckiser Group PLC	97	7,486
RELX PLC	293	7,044
Renishaw PLC	5	245
Rentokil Initial PLC	292	1,717
Rightmove PLC	137	1,061
Rolls-Royce Holdings PLC(a)	261	2,395
Rolls-Royce Holdings PLC, Class C(a)(d)	12,006	16
Royal Bank of Scotland Group PLC (The)	709	1,951
Royal Dutch Shell PLC, Class A	661	19,100
Royal Dutch Shell PLC, Class B	579	16,618
RSA Insurance Group PLC	162	1,095
Sage Group PLC (The)	172	1,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2019

	Shares	Value
United Kingdom-(continued)
Schroders PLC	18	$721
Segro PLC	168	1,835
Severn Trent PLC	37	1,080
Smith & Nephew plc	135	2,887
Smiths Group PLC	63	1,315
Spirax-Sarco Engineering PLC	11	1,128
SSE PLC	159	2,641
St James’s Place PLC	83	1,118
Standard Chartered PLC	404	3,665
Standard Life Aberdeen PLC	364	1,430
Subsea 7 S.A.	40	375
Tate & Lyle PLC	74	644
Taylor Wimpey PLC	515	1,103
TechnipFMC PLC	73	1,445
Tesco PLC	1,505	4,580
Travis Perkins PLC	40	742
Unilever N.V.	223	13,173
Unilever PLC	167	9,989
United Utilities Group PLC	108	1,216
Virgin Money UK PLC	188	334
Vodafone Group PLC	4,123	8,398
Weir Group PLC (The)	40	697
Whitbread PLC	21	1,104
Wm Morrison Supermarkets PLC(b)	342	880
WPP PLC	188	2,343

		355,435

United States-0.38%
Amcor PLC, CDI	248	2,380
Carnival PLC	24	960
Ferguson PLC	36	3,068
James Hardie Industries PLC, CDI	70	1,200
QIAGEN N.V.(a)	35	1,051

	Shares	Value
United States-(continued)
Samsonite International S.A.(c)	203	$418
Sims Metal Management Ltd.(b)	26	167

		9,244

Total Common Stocks & Other Equity Interests (Cost $2,481,787)		2,426,679

Money Market Funds-0.20%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(e) (Cost $4,955)	4,955	4,955

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $2,486,742)		2,431,634

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.58%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(e)(f)	28,712	28,712
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(e)(f)	9,567	9,571

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $38,282)		38,283

TOTAL INVESTMENTS IN SECURITIES-101.59% (Cost $2,525,024)		2,469,917
OTHER ASSETS LESS LIABILITIES-(1.59)%		(38,701)

NET ASSETS-100.00%		$2,431,216

Investment Abbreviations:

BR-Bearer Shares

CDI-CREST Depository Interest

CVA-Dutch Certificates

FDR-Fiduciary Depositary Receipt

PC-Participation Certificate

Pfd.-Preferred

REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

Rts.-Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2019.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $26,473, which represented 1.09% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-93.59%
Bahrain-0.08%
Ahli United Bank BSC	2,122	$1,875

Brazil-8.83%
Alpargatas S.A., Preference Shares(a)	96	651
Ambev S.A.	2,049	8,871
Atacadao S.A.	172	819
Azul S.A., Preference Shares(a)	87	1,138
B2W Cia Digital(a)	88	1,114
B3 S.A.-Brasil, Bolsa, Balcao	933	11,244
Banco Bradesco S.A.	483	3,952
Banco Bradesco S.A., Preference Shares	1,894	16,593
Banco BTG Pactual S.A.	122	1,974
Banco do Brasil S.A.	390	4,678
Banco do Estado do Rio Grande do Sul S.A., Class B, Preference Shares	94	524
Banco Santander Brasil S.A.	194	2,274
BB Seguridade Participacoes S.A.	316	2,674
BR Malls Participacoes S.A.	353	1,350
Bradespar S.A., Preference Shares	96	765
Braskem S.A., Class A, Preference Shares	99	683
BRF S.A.(a)	265	2,344
CCR S.A.	544	2,228
Centrais Eletricas Brasileiras S.A.	184	1,813
Centrais Eletricas Brasileiras S.A., Class B, Preference Shares	104	1,062
Cia Brasileira de Distribuicao, Preference Shares	76	1,571
Cia de Saneamento Basico do Estado de Sao Paulo	162	2,204
Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	87	511
Cia Energetica de Minas Gerais	40	149
Cia Energetica de Minas Gerais, Preference Shares	448	1,523
Cia Energetica de Sao Paulo, Class B, Preference Shares	85	629
Cia Paranaense de Energia	12	164
Cia Paranaense de Energia, Class B, Preference Shares	46	638
Cia Siderurgica Nacional S.A.	289	850
Cielo S.A.	507	955
Cogna Educacao	725	1,746
Cosan S.A.	78	1,123
CPFL Energia S.A.	87	716
CVC Brasil Operadora e Agencia de Viagens S.A.	61	778
EDP - Energias do Brasil S.A.	151	714
Embraer S.A.	347	1,515
Energisa S.A.	83	991
ENGIE Brasil Energia S.A.	76	857
Equatorial Energia S.A.	82	2,081
Fleury S.A.	113	716
Gerdau S.A., Preference Shares	504	1,686
Grendene S.A.	144	358
Hapvida Participacoes e Investimentos S.A.(b)	69	968
Hypera S.A.	189	1,616
IRB Brasil Resseguros S.A.	393	3,700
Itau Unibanco Holding S.A., Preference Shares	2,225	20,081

	Shares	Value
Brazil-(continued)
Itausa - Investimentos Itau S.A., Preference Shares	2,056	$7,022
Klabin S.A.	330	1,300
Localiza Rent a Car S.A.	249	2,678
Lojas Americanas S.A.	82	309
Lojas Americanas S.A., Preference Shares	354	1,763
Lojas Renner S.A.	371	4,690
M Dias Branco S.A.	36	339
Magazine Luiza S.A.	269	2,991
Multiplan Empreendimentos Imobiliarios S.A.	141	1,026
Natura Cosmeticos S.A.	174	1,351
Notre Dame Intermedica Participacoes S.A.	173	2,586
Odontoprev S.A.	123	453
Petrobras Distribuidora S.A.	325	2,290
Petroleo Brasileiro S.A.	1,389	11,314
Petroleo Brasileiro S.A., Preference Shares	1,858	14,066
Porto Seguro S.A.	50	715
Raia Drogasil S.A.	105	2,877
Rumo S.A.(a)	516	2,931
Sao Martinho S.A.	83	363
Sul America S.A.	101	1,215
Suzano S.A.	378	3,073
Telefonica Brasil S.A., Preference Shares	195	2,578
TIM Participacoes S.A.	374	1,064
Transmissora Alianca de Energia Eletrica S.A.	110	791
Ultrapar Participacoes S.A.	420	1,974
Usinas Siderurgicas de Minas Gerais S.A., Class A, Preference Shares	220	398
Vale S.A.(a)	1,618	19,024
Via Varejo S.A.(a)	204	377
WEG S.A.	359	2,280
YDUQS Part	120	1,173

		210,602

Chile-1.01%
AES Gener S.A.	1,563	335
Aguas Andinas S.A., Class A	1,441	661
Banco de Chile	21,184	2,730
Banco de Credito e Inversiones S.A.	22	1,226
Banco Santander Chile	30,580	1,899
Cencosud S.A.	652	886
Cia Cervecerias Unidas S.A.	68	679
Colbun S.A.	3,671	634
Embotelladora Andina S.A., Class B, Preference Shares	100	289
Empresa Nacional de Telecomunicaciones S.A.(a)	63	493
Empresas CMPC S.A.	529	1,207
Empresas COPEC S.A.	234	2,094
Enel Americas S.A.	18,053	3,374
Enel Chile S.A.	12,374	1,018
Engie Energia Chile S.A.	261	387
Itau CorpBanca	87,586	532
LATAM Airlines Group S.A.	145	1,605
Parque Arauco S.A.	312	821
Plaza S.A.	123	261

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2019

	Shares	Value
Chile-(continued)
SACI Falabella	341	$1,737
Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	48	1,276

		24,144

China-34.83%
3SBio, Inc.(a)(b)	643	1,203
51job, Inc., ADR(a)	12	945
58.com, Inc., ADR(a)	47	2,482
Agile Group Holdings Ltd.	685	926
Agricultural Bank of China Ltd., A Shares	2,700	1,397
Agricultural Bank of China Ltd., H Shares	15,157	6,246
Aier Eye Hospital Group Co. Ltd., A Shares	100	562
Air China Ltd., H Shares	895	792
Alibaba Group Holding Ltd., ADR(a)	676	119,429
Alibaba Health Information Technology Ltd.(a)	1,851	1,868
Aluminum Corp. of China Ltd., H Shares(a)	2,138	636
Angang Steel Co. Ltd., H Shares(c)	741	249
Anhui Conch Cement Co. Ltd., A Shares	100	599
Anhui Conch Cement Co. Ltd., H Shares	596	3,570
Anhui Expressway Co. Ltd., H Shares	287	169
Anhui Gujing Distillery Co. Ltd., B Shares	68	519
ANTA Sports Products Ltd.	585	5,732
Autohome, Inc., ADR(a)(c)	28	2,368
AviChina Industry & Technology Co. Ltd., H Shares	1,285	608
BAIC Motor Corp. Ltd., H Shares(b)	1,120	697
Baidu, Inc., ADR(a)	131	13,342
Bank of Beijing Co., Ltd., A Shares	400	315
Bank of China Ltd., A Shares	1,500	789
Bank of China Ltd., H Shares	35,972	14,733
Bank of Communications Co. Ltd., A Shares	800	638
Bank of Communications Co. Ltd., H Shares	3,588	2,454
Bank of Ningbo Co., Ltd., A Shares	100	384
Bank of Shanghai Co., Ltd., A Shares	500	663
Baoshan Iron & Steel Co., Ltd., A Shares	300	247
BBMG Corp., H Shares	1,035	297
BeiGene Ltd., ADR(a)	16	2,213
Beijing Capital International Airport Co. Ltd., H Shares	916	868
Beijing Enterprises Holdings Ltd.	270	1,273
Beijing Enterprises Water Group Ltd.(a)	2,611	1,366
Beijing Jingneng Clean Energy Co. Ltd., H Shares	850	151
Beijing North Star Co. Ltd., H Shares	403	124
Bengang Steel Plates Co. Ltd., B Shares	200	50
Bilibili, Inc., ADR(a)(c)	25	395
BOE Technology Group Co., Ltd., A Shares	600	304
BOE Technology Group Co., Ltd., B Shares	530	171
Brilliance China Automotive Holdings Ltd.	1,449	1,605
BYD Co. Ltd., H Shares(c)	344	1,620
BYD Electronic International Co. Ltd.	405	699
CAR, Inc.(a)	381	311
Central China Securities Co. Ltd., H Shares(b)	683	132
CGN Power Co. Ltd., H Shares(b)	5,628	1,458
China Agri-Industries Holdings Ltd.	1,220	403
China Aoyuan Group Ltd.	1,000	1,284
China Biologic Products Holdings, Inc.(a)(c)	12	1,368
China BlueChemical Ltd., H Shares	1,070	261
China Cinda Asset Management Co. Ltd., H Shares	4,997	1,039

	Shares	Value
China-(continued)
China CITIC Bank Corp. Ltd., H Shares	4,575	$2,656
China Coal Energy Co. Ltd., H Shares	967	386
China Communications Construction Co. Ltd., H Shares	2,207	1,681
China Communications Services Corp. Ltd., H Shares	1,111	687
China Conch Venture Holdings Ltd.	820	3,212
China Construction Bank Corp., H Shares	44,094	35,499
China Eastern Airlines Corp. Ltd., H Shares(a)	823	412
China Everbright Bank Co. Ltd., A Shares	800	494
China Everbright Bank Co. Ltd., H Shares	1,681	774
China Everbright International Ltd.	1,938	1,466
China Everbright Ltd.	438	650
China Evergrande Group(a)(c)	1,057	2,581
China Foods Ltd.	413	170
China Fortune Land Development Co., Ltd., A Shares	100	406
China Galaxy Securities Co. Ltd., H Shares	1,830	936
China Hongqiao Group Ltd.	1,324	737
China Huarong Asset Management Co. Ltd., H Shares(b)	5,818	861
China International Capital Corp. Ltd., H Shares(b)(c)	582	1,065
China International Marine Containers Group Co. Ltd., H Shares	302	266
China International Travel Service Corp. Ltd., A Shares	100	1,284
China Jinmao Holdings Group Ltd.	2,929	1,954
China Life Insurance Co., Ltd., A Shares	100	475
China Life Insurance Co., Ltd., H Shares	3,515	9,149
China Literature Ltd.(a)(b)(c)	101	398
China Longyuan Power Group Corp. Ltd., H Shares	1,665	901
China Machinery Engineering Corp., H Shares	552	218
China Medical System Holdings Ltd.	672	914
China Merchants Bank Co. Ltd., A Shares	400	2,018
China Merchants Bank Co. Ltd., H Shares	1,788	8,555
China Merchants Port Holdings Co. Ltd.	634	993
China Merchants Securities Co., Ltd., A Shares	100	234
China Merchants Securities Co., Ltd., H Shares(b)	479	544
China Merchants Shekou Industrial Zone Holdings Co., Ltd., A Shares	200	532
China Minsheng Banking Corp. Ltd., A Shares	700	612
China Minsheng Banking Corp. Ltd., H Shares	3,199	2,241
China Mobile Ltd.	2,498	20,334
China Molybdenum Co., Ltd., H Shares	2,133	675
China National Accord Medicines Corp. Ltd., B Shares	31	111
China National Building Material Co. Ltd., H Shares	1,942	1,640
China National Nuclear Power Co., Ltd., A Shares	300	216
China Oilfield Services Ltd., H Shares	951	1,327
China Overseas Land & Investment Ltd.	1,891	5,983
China Pacific Insurance (Group) Co., Ltd., A Shares	200	981
China Pacific Insurance (Group) Co., Ltd., H Shares	1,270	4,618
China Petroleum & Chemical Corp., A Shares	700	488
China Petroleum & Chemical Corp., H Shares	12,051	6,919
China Power International Development Ltd.	2,059	431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2019

	Shares	Value
China-(continued)
China Railway Construction Corp. Ltd., A Shares	200	$267
China Railway Construction Corp. Ltd., H Shares	991	1,085
China Railway Group Ltd., H Shares	2,009	1,212
China Railway Signal & Communication Corp. Ltd., H Shares(b)	823	492
China Reinsurance Group Corp., H Shares	3,507	573
China Resources Beer Holdings Co. Ltd.	791	4,072
China Resources Cement Holdings Ltd.	1,150	1,262
China Resources Gas Group Ltd.	395	2,384
China Resources Land Ltd.	1,318	5,625
China Resources Pharmaceutical Group Ltd.(b)	819	758
China Resources Power Holdings Co. Ltd.	965	1,215
China Shenhua Energy Co. Ltd., A Shares	200	524
China Shenhua Energy Co. Ltd., H Shares	1,658	3,372
China Shipbuilding Industry Co., Ltd., A Shares	400	301
China South City Holdings Ltd.	1,400	163
China Southern Airlines Co., Ltd., H Shares	881	544
China State Construction Engineering Corp. Ltd., A Shares	800	596
China State Construction International Holdings Ltd.	931	858
China Taiping Insurance Holdings Co. Ltd.	726	1,640
China Telecom Corp. Ltd., H Shares	6,751	2,877
China Tower Corp. Ltd., H Shares(b)	23,054	5,089
China Traditional Chinese Medicine Holdings Co. Ltd.	1,225	549
China Unicom Hong Kong Ltd.	2,979	2,953
China United Network Communications Ltd., A Shares	500	436
China Vanke Co., Ltd., A Shares	200	754
China Vanke Co., Ltd., H Shares	790	2,888
China Yangtze Power Co., Ltd., A Shares	300	762
China Zhongwang Holdings Ltd.	604	251
Chongqing Changan Automobile Co., Ltd., B Shares	400	165
Chongqing Rural Commercial Bank Co., Ltd., H Shares	1,330	711
CIFI Holdings Group Co., Ltd.	1,761	1,180
CIMC Enric Holdings Ltd.	335	182
CITIC Ltd.	2,388	3,138
CITIC Securities Co. Ltd., A Shares	200	617
CITIC Securities Co. Ltd., H Shares	1,145	2,110
CNOOC Ltd.	7,500	11,253
COSCO SHIPPING Development Co., Ltd., H Shares	2,169	244
COSCO SHIPPING Energy Transportation Co. Ltd., H Shares	577	249
COSCO SHIPPING Holdings Co. Ltd., H Shares(a)	1,313	493
COSCO SHIPPING Ports Ltd.	918	723
Country Garden Holdings Co. Ltd.	3,625	5,051
Country Garden Services Holdings Co. Ltd.	625	2,125
CRRC Corp. Ltd., A Shares	500	512
CRRC Corp. Ltd., H Shares	2,058	1,379
CSC Financial Co. Ltd., H Shares(b)	390	271
CSG Holding Co. Ltd., B Shares	632	186
CSPC Pharmaceutical Group Ltd.	2,245	5,772
CSSC Offshore and Marine Engineering Group Co. Ltd., H Shares(a)	144	109
Dali Foods Group Co. Ltd.(b)	1,079	739
Daqin Railway Co. Ltd., A Shares	300	325

	Shares	Value
China-(continued)
Datang International Power Generation Co. Ltd., H Shares	1,647	$326
Dazhong Transportation Group Co. Ltd., B Shares	400	180
Dongfang Electric Corp. Ltd., H Shares	197	111
Dongfeng Motor Group Co. Ltd., H Shares	1,500	1,508
East Money Information Co., Ltd., A Shares	300	636
ENN Energy Holdings Ltd.	387	4,434
Everbright Securities Co., Ltd., H Shares(b)	134	95
Far East Horizon Ltd.	1,039	985
Focus Media Information Technology Co., Ltd., A Shares	300	256
Foshan Haitian Flavouring & Food Co., Ltd.	100	1,587
Fosun International Ltd.	1,211	1,588
Future Land Development Holdings Ltd.(a)(c)	871	921
Fuyao Glass Industry Group Co., Ltd., H Shares(b)	243	688
GCL-Poly Energy Holdings Ltd.(a)(c)	6,506	261
GDS Holdings Ltd., ADR(a)(c)	28	1,167
Geely Automobile Holdings Ltd.	2,471	4,698
Genscript Biotech Corp.(a)(c)	440	1,058
GF Securities Co., Ltd., A Shares(a)	100	195
GF Securities Co., Ltd., H Shares(a)	811	847
GOME Retail Holdings Ltd.(a)	5,777	523
Great Wall Motor Co. Ltd., H Shares	1,628	1,325
Gree Electric Appliances, Inc. of Zhuhai, A Shares	100	834
Greentown China Holdings Ltd.	441	408
Guangdong Electric Power Development Co. Ltd., B Shares	400	121
Guangdong Investment Ltd.	1,479	3,208
Guangdong LY Intelligent Manufacturing Co., Ltd., A Shares(a)	100	145
Guangshen Railway Co., Ltd., H Shares	832	266
Guangzhou Automobile Group Co., Ltd., H Shares	1,583	1,585
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H Shares	106	336
Guangzhou R&F Properties Co. Ltd., H Shares	502	780
Guotai Junan Securities Co., Ltd., A Shares	200	485
Guotai Junan Securities Co., Ltd., H Shares(b)	341	522
Haidilao International Holding Ltd.(b)	182	882
Haier Smart Home Co. Ltd., A Shares	100	227
Haitian International Holdings Ltd.	302	714
Haitong Securities Co., Ltd., A Shares	300	601
Haitong Securities Co., Ltd., H Shares	1,742	1,785
Hangzhou Hikvision Digital Technology Co., Ltd., A Shares	200	920
Health & Happiness H&H International Holdings Ltd.	68	270
Hengan International Group Co. Ltd.	362	2,531
HengTen Networks Group Ltd.(a)	10,886	157
Hopson Development Holdings Ltd.	361	349
HUA XIA Bank Co., Ltd., A Shares	300	319
Huadian Fuxin Energy Corp. Ltd., H Shares(c)	1,493	290
Huadian Power International Corp. Ltd., H Shares	938	352
Huaneng Power International, Inc., H Shares	2,119	1,008
Huaneng Renewables Corp. Ltd., H Shares	2,643	1,012
Huatai Securities Co., Ltd., A Shares	200	496
Huatai Securities Co., Ltd., H Shares(b)	902	1,344
Huaxin Cement Co. Ltd., B Shares	140	255

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2019

	Shares	Value
China-(continued)
Huayu Automotive Systems Co. Ltd., A Shares	100	$357
Huazhu Group Ltd., ADR	51	1,931
Industrial & Commercial Bank of China Ltd., A Shares	1,500	1,260
Industrial & Commercial Bank of China Ltd., H Shares	36,919	26,567
Industrial Bank Co., Ltd., A Shares	400	1,064
Inner Mongolia Yili Industrial Group Co., Ltd., A Shares	200	824
Inner Mongolia Yitai Coal Co. Ltd., B Shares	500	437
Innovent Biologics, Inc.(a)(b)	500	1,525
iQIYI, Inc., ADR(a)(c)	66	1,150
JD.com, Inc., ADR(a)	376	11,712
Jiangsu Expressway Co. Ltd., H Shares	641	852
Jiangsu Hengrui Medicine Co., Ltd., A Shares	100	1,292
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., A Shares	100	1,433
Jiangxi Bank Co. Ltd., H Shares(b)	567	332
Jiangxi Copper Co., Ltd., H Shares	625	733
Jiayuan International Group Ltd.	585	234
Kingboard Holdings Ltd.	344	920
Kingdee International Software Group Co. Ltd.	1,038	1,142
Kingsoft Corp. Ltd.(a)	435	1,005
Kunlun Energy Co. Ltd.	1,421	1,325
KWG Group Holdings Ltd.(a)	609	615
Lao Feng Xiang Co. Ltd., B Shares	100	332
Lee & Man Paper Manufacturing Ltd.	769	429
Legend Holdings Corp., H Shares(b)	286	631
Li Ning Co. Ltd.	838	2,849
Livzon Pharmaceutical Group, Inc., H Shares	96	281
Logan Property Holdings Co. Ltd.	534	816
Longfor Group Holdings Ltd.(b)	826	3,436
LONGi Green Energy Technology Co., Ltd., A Shares	100	325
Luxshare Precision Industry Co. Ltd., A Shares	100	452
Luye Pharma Group Ltd.(b)(c)	800	593
Luzhou Laojiao Co., Ltd.	100	1,239
Maanshan Iron & Steel Co. Ltd., H Shares	761	288
Meitu, Inc.(a)(b)	953	212
Meituan Dianping, B Shares(a)(b)	1,600	19,118
Metallurgical Corp. of China Ltd., H Shares	1,253	265
Momo, Inc., ADR	49	1,642
Muyuan Foodstuff Co., Ltd.	100	1,400
NARI Technology Co., Ltd., A Shares	100	312
NetEase, Inc., ADR	34	9,719
New China Life Insurance Co., Ltd., A Shares	100	678
New China Life Insurance Co., Ltd., H Shares	438	1,707
New Hope Liuhe Co. Ltd., A Shares	100	314
New Oriental Education & Technology Group, Inc., ADR(a)	65	7,934
NIO, Inc., ADR(a)(c)	82	119
Orient Securities Co., Ltd., H Shares(b)	476	267
People’s Insurance Co. Group of China Ltd. (The), H Shares	4,257	1,798
PetroChina Co., Ltd., H Shares	10,256	5,038
PICC Property & Casualty Co. Ltd., H Shares	3,404	4,321
Pinduoduo, Inc., ADR(a)	56	2,289
Ping An Bank Co., Ltd., A Shares	500	1,156
Ping An Healthcare and Technology Co., Ltd.(a)(b)(c)	81	556

	Shares	Value
China-(continued)
Ping An Insurance (Group) Co. of China Ltd., A Shares	200	$2,505
Ping An Insurance (Group) Co. of China Ltd., H Shares	2,584	29,919
Poly Developments and Holdings Group Co., Ltd., A Shares	400	819
Poly Property Group Co. Ltd.	832	301
Postal Savings Bank of China Co. Ltd., H Shares(b)	4,788	3,073
Qingdao Port International Co., Ltd., H Shares(b)	574	330
Red Star Macalline Group Corp. Ltd., H Shares(b)	315	253
SAIC Motor Corp. Ltd., A Shares	200	668
Sany Heavy Industry Co. Ltd., A Shares	300	574
SF Holding Co. Ltd., A Shares	100	563
Shandong Chenming Paper Holdings Ltd., B Shares	379	152
Shandong Chenming Paper Holdings Ltd., H Shares	280	117
Shandong Gold Mining Co., Ltd., A Shares	100	452
Shandong Gold Mining Co., Ltd., H Shares(b)	250	588
Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	1,122	1,290
Shanghai Bailian Group Co. Ltd., B Shares	100	92
Shanghai Baosight Software Co. Ltd., B Shares	230	415
Shanghai Chlor-Alkali Chemical Co. Ltd., B Shares	200	118
Shanghai Electric Group Co., Ltd., H Shares	1,483	454
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	286	810
Shanghai Haixin Group Co., B Shares	200	81
Shanghai Huayi Group Co. Ltd., B Shares	100	64
Shanghai Industrial Holdings Ltd.	239	445
Shanghai International Airport Co., Ltd., Series A	100	1,084
Shanghai Jinjiang International Hotels Co., Ltd., B Shares	100	183
Shanghai Jinjiang International Industrial Investment Co. Ltd., B Shares	100	95
Shanghai Jinqiao Export Processing Zone Development Co. Ltd., B Shares	147	154
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., B Shares	600	661
Shanghai Mechanical and Electrical Industry Co. Ltd., B Shares	100	151
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	399	722
Shanghai Pudong Development Bank Co., Ltd., A Shares	700	1,245
Shanghai Shibei Hi-Tech Co. Ltd., B Shares	200	77
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd., B Shares	100	137
Shanghai Zhenhua Heavy Industries Co. Ltd., B Shares	480	162
Shenwan Hongyuan Group Co., Ltd., A Shares	500	340
Shenzhen Expressway Co. Ltd., H Shares	316	423
Shenzhen International Holdings Ltd.	462	941
Shenzhen Investment Ltd.	1,744	688
Shenzhou International Group Holdings Ltd.	354	4,905
Shimao Property Holdings Ltd.	594	1,997
Sichuan Expressway Co. Ltd., H Shares	520	152
Sihuan Pharmaceutical Holdings Group Ltd.	1,956	257

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2019

	Shares	Value
China-(continued)
SINA Corp.(a)	31	$1,228
Sino Biopharmaceutical Ltd.	3,210	4,800
Sino-Ocean Group Holding Ltd.	1,556	574
Sinopec Engineering Group Co. Ltd., H Shares	767	439
Sinopec Oilfield Service Corp., H Shares(a)	1,220	131
Sinopec Shanghai Petrochemical Co. Ltd., H Shares	1,895	527
Sinopharm Group Co. Ltd., H Shares	618	2,220
Sinotrans Ltd., H Shares	1,019	300
Sinotruk Hong Kong Ltd.	348	527
SOHO China Ltd.	1,087	372
Sunac China Holdings Ltd.	1,090	4,965
Suning.com Co., Ltd., A Shares	300	450
Sunny Optical Technology Group Co., Ltd.	335	5,420
TAL Education Group, ADR(a)	164	7,021
Tencent Holdings Ltd.	2,693	110,226
Tencent Music Entertainment Group, ADR(a)	53	734
Tianjin Capital Environmental Protection Group Co. Ltd., H Shares	197	71
Times China Holdings Ltd.	300	537
Tongcheng-Elong Holdings Ltd.(a)(b)	460	751
TravelSky Technology Ltd., H Shares	503	1,149
Trip.com Group, Ltd., ADR(a)	197	6,499
Tsingtao Brewery Co., Ltd., H Shares	185	1,075
Vipshop Holdings Ltd., ADR(a)	209	2,412
Wanhua Chemical Group Co. Ltd., A Shares	100	648
Weibo Corp., ADR(a)(c)	25	1,230
Weichai Power Co., Ltd., H Shares	997	1,575
Weifu High-Technology Group Co., Ltd., B Shares	100	158
Wuliangye Yibin Co., Ltd., A Shares	100	1,877
WuXi AppTec Co., Ltd., H Shares(b)	100	1,208
Wuxi Biologics Cayman, Inc.(a)(b)	295	3,482
Xiaomi Corp., B Shares(a)(b)	4,498	5,108
Xinhua Winshare Publishing and Media Co. Ltd., H Shares	256	182
Xinjiang Goldwind Science & Technology Co., Ltd., H Shares	320	383
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., H Shares(b)	88	139
Yangzijiang Shipbuilding Holdings Ltd.	1,116	783
Yanlord Land Group Ltd.	381	339
Yantai Changyu Pioneer Wine Co. Ltd., B Shares	100	195
Yanzhou Coal Mining Co. Ltd., H Shares	956	972
Yihai International Holding Ltd.(a)	223	1,519
Yonghui Superstores Co., Ltd., A Shares	200	237
Yonyou Network Technology Co., Ltd., A Shares	100	420
Yuexiu Property Co. Ltd.	3,258	719
Yunnan Baiyao Group Co., Ltd., A Shares	100	1,230
YY, Inc., ADR(a)	29	1,648
Zhaojin Mining Industry Co. Ltd., H Shares	601	668
Zhejiang Expressway Co., Ltd., H Shares	753	618
Zhengqi Financial Holdings Corp., Rts.(a)(d)	15	0
ZhongAn Online P&C Insurance Co. Ltd., H Shares(a)(b)(c)	174	582
Zhongsheng Group Holdings Ltd.	308	1,024
Zhuzhou CRRC Times Electric Co., Ltd., H Shares	265	986
Zijin Mining Group Co. Ltd., H Shares	2,832	979
Zoomlion Heavy Industry Science and Technology Co., Ltd., H Shares	859	632
ZTE Corp., A Shares(a)	100	475

	Shares	Value
China-(continued)
ZTE Corp., H Shares(a)	376	$1,055
ZTO Express Cayman, Inc., ADR	166	3,652

		831,099

Colombia-0.53%
Almacenes Exito S.A.	105	556
Bancolombia S.A.	140	1,703
Bancolombia S.A., Preference Shares	213	2,782
Cementos Argos S.A.	241	544
Corp Financiera Colombiana S.A.(a)	48	413
Ecopetrol S.A.	2,336	2,102
Grupo Argos S.A.	155	840
Grupo Aval Acciones y Valores S.A., Preference Shares	2,133	874
Grupo de Inversiones Suramericana S.A.	120	1,215
Grupo de Inversiones Suramericana S.A., Preference Shares	40	367
Interconexion Electrica S.A. ESP	202	1,166

		12,562

Czech Republic-0.18%
CEZ A.S.	83	1,895
Komercni banka, a.s.	38	1,286
Moneta Money Bank A.S.(b)	261	868
O2 Czech Republic A.S.	25	236

		4,285

Egypt-0.20%
Commercial International Bank Egypt S.A.E.	611	3,066
Eastern Co. S.A.E.	495	494
Egypt Kuwait Holding Co. S.A.E.	374	520
ElSewedy Electric Co.	517	431
Talaat Moustafa Group	351	216
Telecom Egypt Co.	198	141

		4,868

Greece-0.38%
Alpha Bank A.E.(a)	657	1,401
Eurobank Ergasias S.A.(a)	1,308	1,325
FF Group(a)(d)	21	0
Hellenic Petroleum S.A.	34	324
Hellenic Telecommunications Organization S.A.	118	1,791
JUMBO S.A.	50	976
Motor Oil Hellas Corinth Refineries S.A.	29	716
Mytilineos Holdings S.A.	49	536
National Bank of Greece S.A.(a)	271	919
OPAP S.A.	103	1,120

		9,108

Hong Kong-0.37%
Alibaba Pictures Group Ltd.(a)	6,576	1,082
Bosideng International Holdings Ltd.	1,015	526
China Gas Holdings Ltd.	946	4,037
Fullshare Holdings Ltd.(a)	4,041	102
Haier Electronics Group Co. Ltd.	624	1,783
Kingboard Laminates Holdings Ltd.	559	514
Nine Dragons Paper Holdings Ltd.	849	739

		8,783

Hungary-0.37%
Gedeon Richter Plc	73	1,355
Magyar Telekom Telecommunications PLC	228	340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2019

	Shares	Value
Hungary-(continued)
MOL Hungarian Oil & Gas PLC	211	$2,089
OTP Bank Nyrt	108	4,982

		8,766

India-6.74%
Axis Bank Ltd., GDR(b)	177	9,186
Dr. Reddy’s Laboratories Ltd., ADR	305	11,941
GAIL (India) Ltd., GDR(b)	92	1,063
HDFC Bank Ltd., ADR	466	28,468
Infosys Ltd., ADR	3,778	36,231
Larsen & Toubro Ltd., GDR(b)	245	5,169
Mahindra & Mahindra Ltd., GDR(b)	300	2,565
Reliance Industries Ltd., GDR(b)	823	33,784
State Bank of India, GDR(a)(b)(c)	173	7,491
Tata Motors Ltd., ADR(a)	993	11,995
Tata Steel Ltd., GDR(b)(c)	1,016	5,466
Vedanta Ltd., ADR	573	4,779
Wipro Ltd., ADR	665	2,647

		160,785

Indonesia-2.20%
PT Adaro Energy Tbk	6,659	621
PT Astra Agro Lestari Tbk	228	186
PT Astra International Tbk	9,363	4,636
PT Bank Central Asia Tbk	4,553	10,201
PT Bank Danamon Indonesia Tbk	298	89
PT Bank Mandiri (Persero) Tbk	8,542	4,275
PT Bank Negara Indonesia (Persero) Tbk	3,684	2,014
PT Bank Rakyat Indonesia (Persero) Tbk	25,138	7,539
PT Barito Pacific Tbk	9,880	669
PT Bukit Asam Tbk	1,940	311
PT Bumi Serpong Damai Tbk(a)	3,023	305
PT Charoen Pokphand Indonesia Tbk	3,187	1,430
PT Gudang Garam Tbk	228	911
PT Hanjaya Mandala Sampoerna Tbk	4,190	636
PT Indah Kiat Pulp & Paper Corp. Tbk	1,380	715
PT Indocement Tunggal Prakarsa Tbk	669	953
PT Indofood CBP Sukses Makmur Tbk	1,116	924
PT Indofood Sukses Makmur Tbk	2,085	1,144
PT Jasa Marga (Persero) Tbk	962	374
PT Kalbe Farma Tbk	8,203	932
PT Matahari Department Store Tbk	1,149	298
PT Media Nusantara Citra Tbk	2,860	268
PT Perusahaan Gas Negara Tbk	5,479	824
PT Semen Indonesia (Persero) Tbk	1,437	1,295
PT Smartfren Telecom Tbk	18,132	193
PT Surya Citra Media Tbk	3,314	288
PT Telekomunikasi Indonesia (Persero) Tbk	21,757	6,370
PT Tower Bersama Infrastructure Tbk	1,136	512
PT Unilever Indonesia Tbk	559	1,741
PT United Tractors Tbk	749	1,157
PT Vale Indonesia Tbk(a)	1,163	307
PT XL Axiata Tbk(a)	1,270	321

		52,439

Isle of Man-0.01%
MAS Real Estate, Inc.	182	228

Kuwait-0.79%
Agility Public Warehousing Co. KSC	465	1,150
Boubyan Bank KSCP	437	810
Boubyan Petrochemicals Co. KSCP	196	478

	Shares	Value
Kuwait-(continued)
Burgan Bank SAK	328	$335
Gulf Bank KSCP	893	774
Humansoft Holding Co. KSC	50	509
Kuwait Finance House KSCP	1,731	3,903
Mobile Telecommunications Co. KSC	998	1,859
National Bank of Kuwait SAKP	2,905	9,011

		18,829

Malaysia-2.63%
AirAsia Group Bhd	790	361
Alliance Bank Malaysia Bhd	488	336
AMMB Holdings Bhd	788	752
Astro Malaysia Holdings Bhd	775	250
Axiata Group Bhd	2,017	2,076
British American Tobacco Malaysia Bhd	74	333
CIMB Group Holdings Bhd	3,147	3,954
Dialog Group Bhd	2,193	1,826
DiGi.Com Bhd	1,785	2,008
FGV Holdings Bhd(a)	1,077	284
Fraser & Neave Holdings Bhd	52	430
Gamuda Bhd	895	801
Genting Bhd	1,132	1,574
Genting Malaysia Bhd	1,176	903
HAP Seng Consolidated Bhd	264	631
Hartalega Holdings Bhd	589	741
Hong Leong Bank Bhd	313	1,290
Hong Leong Financial Group Bhd	120	500
IHH Healthcare Bhd	1,464	1,997
IJM Corp. Bhd	1,476	760
IOI Corp. Bhd	1,554	1,625
IOI Properties Group Bhd	1,083	270
Kuala Lumpur Kepong Bhd	230	1,192
Malayan Banking Bhd	2,800	5,763
Malaysia Airports Holdings Bhd	360	682
Maxis Bhd	1,319	1,701
MISC Bhd	694	1,384
Nestle Malaysia Bhd	29	1,004
Petronas Chemicals Group Bhd	1,302	2,328
Petronas Dagangan Bhd	120	677
Petronas Gas Bhd	368	1,466
PPB Group Bhd	331	1,434
Press Metal Aluminium Holdings Bhd	797	908
Public Bank Bhd	1,462	7,103
QL Resources Bhd	366	638
RHB Bank Bhd	776	1,068
Sime Darby Bhd	1,679	912
Sime Darby Plantation Bhd	1,706	2,005
Sime Darby Property Bhd	1,849	321
Telekom Malaysia Bhd	417	375
Tenaga Nasional Bhd	1,831	6,073
Top Glove Corp. Bhd	861	896
UEM Sunrise Bhd(a)	919	151
Westports Holdings Bhd	555	569
YTL Corp. Bhd	2,413	502

		62,854

Mexico-2.95%
ALFA S.A.B. de C.V., Class A	1,456	1,267
Alpek S.A.B. de C.V.	184	199
Alsea S.A.B. de C.V.(a)	274	733
America Movil S.A.B. de C.V., Series L	12,878	10,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2019

	Shares	Value
Mexico-(continued)
Arca Continental S.A.B. de C.V.	183	$1,026
Banco del Bajio S.A.(b)	363	587
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander	240	323
Becle S.A.B. de C.V.	288	499
Cemex S.A.B. de C.V., Series CPO(e)	6,878	2,594
Coca-Cola Femsa, S.A.B. de C.V., Series L	251	1,384
Concentradora Fibra Danhos S.A. de C.V.	131	198
El Puerto de Liverpool S.A.B. de C.V., Series C1	104	532
Fibra Uno Administracion S.A. de C.V.	1,497	2,282
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO(f)	985	8,770
GMexico Transportes S.A.B. de C.V.(b)	224	300
Gruma S.A.B. de C.V., Class B	98	1,032
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	154	1,071
Grupo Aeroportuario del Pacifico, S.A.B. de C.V., Class B	174	1,830
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	99	1,629
Grupo Bimbo S.A.B. de C.V., Series A	1,021	1,903
Grupo Carso S.A.B. de C.V., Series A1	222	746
Grupo Comercial Chedraui, S.A. de C.V.	175	243
Grupo Elektra S.A.B. de C.V.(c)	28	2,042
Grupo Financiero Banorte S.A.B. de C.V., Class O	1,301	7,125
Grupo Financiero Inbursa S.A.B. de C.V., Class O	1,094	1,364
Grupo Lala S.A.B. de C.V.	325	319
Grupo Mexico S.A.B. de C.V., Class B	1,629	4,305
Grupo Televisa S.A.B., Series CPO(g)	1,014	2,247
Industrias Bachoco, S.A.B. de C.V., Series B	29	131
Industrias Penoles S.A.B. de C.V.	58	698
Infraestructura Energetica Nova S.A.B. de C.V.(a)	246	1,091
Kimberly-Clark de Mexico, S.A.B. de C.V., Class A(a)	437	884
Megacable Holdings S.A.B. de C.V., Series CPO(h)	157	647
Nemak S.A.B. de C.V.(b)	346	154
Orbia Advance Corp. S.A.B. de C.V.	483	1,046
Promotora y Operadora de Infraestructura S.A.B de C.V.	78	724
Regional S.A.B. de C.V.	120	640
Telesites S.A.B. de C.V.(a)	676	444
Wal-Mart de Mexico S.A.B. de C.V.	2,372	7,143

		70,389

Pakistan-0.05%
Fauji Fertilizer Co. Ltd.	373	226
Habib Bank Ltd.	400	329
Oil & Gas Development Co. Ltd.	400	331
Pakistan Petroleum Ltd.	414	306

		1,192

Peru-0.07%
Cia de Minas Buenaventura S.A.A., ADR	112	1,718

Philippines-1.39%
Aboitiz Power Corp.	816	642
Alliance Global Group, Inc.	2,129	482
Ayala Corp.	121	2,051
Ayala Land, Inc.	3,474	3,324
Bank of the Philippine Islands	839	1,604
BDO Unibank, Inc.	968	2,955

	Shares	Value
Philippines-(continued)
Bloomberry Resorts Corp.	1,322	$260
DMCI Holdings, Inc.	1,649	267
Energy Development Corp.(d)	1,155	0
Globe Telecom, Inc.	15	539
GT Capital Holdings, Inc.	51	898
International Container Terminal Services, Inc.	528	1,235
JG Summit Holdings, Inc.	1,464	2,200
Jollibee Foods Corp.	187	855
LT Group, Inc.	1,106	291
Manila Electric Co.	137	913
Megaworld Corp.	5,931	564
Metro Pacific Investments Corp.	7,448	704
Metropolitan Bank & Trust Co.	830	1,106
PLDT, Inc.	60	1,301
San Miguel Corp.	185	609
San Miguel Food and Beverage, Inc.	339	615
Semirara Mining & Power Corp.	683	314
SM Investments Corp.	235	4,770
SM Prime Holdings, Inc.	4,341	3,336
Universal Robina Corp.	424	1,262

		33,097

Qatar-1.22%
Barwa Real Estate Co.	960	902
Commercial Bank PSQC (The)	940	1,110
Doha Bank Q.P.S.C.	620	432
Ezdan Holding Group QSC(a)	940	162
Gulf International Services QSC(a)	490	227
Industries Qatar QSC	948	2,736
Masraf Al Rayan QSC	1,759	1,812
Mesaieed Petrochemical Holding Co. Q.P.S.C.	2,180	1,497
Ooredoo Q.P.S.C.	376	754
Qatar Aluminum Manufacturing Co.	1,410	318
Qatar Electricity & Water Co. QSC	260	1,128
Qatar Fuel Co. Q.P.S.C.	225	1,366
Qatar Gas Transport Co. Ltd.	1,400	950
Qatar Insurance Co. SAQ	760	641
Qatar International Islamic Bank QSC	352	919
Qatar Islamic Bank SAQ	543	2,270
Qatar National Bank Q.P.S.C.	2,115	11,153
United Development Co. QSC	980	377
Vodafone Qatar QSC	965	326

		29,080

Romania-0.07%
NEPI Rockcastle PLC	183	1,598

Russia-4.73%
Aeroflot PJSC	260	434
Alrosa PJSC	1,210	1,407
Bashneft PJSC, Preference Shares	10	270
Federal Grid Co. Unified Energy System PJSC	120,000	346
Gazprom PJSC	5,006	20,314
Inter RAO UES PJSC	17,000	1,146
LUKOIL PJSC	213	19,679
Magnit PJSC	34	1,715
Magnitogorsk Iron & Steel Works PJSC	900	513
MMC Norilsk Nickel PJSC	25	6,980
Mobile TeleSystems PJSC	433	1,926
Moscow Exchange MICEX-RTS PJSC	710	1,053
Mosenergo PJSC	4,000	142

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2019

	Shares	Value
Russia-(continued)
Novatek PJSC	530	$11,250
Novolipetsk Steel PJSC	510	995
PhosAgro PJSC	17	644
Polyus PJSC	13	1,515
Rosneft Oil Co. PJSC	556	3,697
Rosseti PJSC	14,000	261
Rostelecom PJSC	420	515
RusHydro PJSC	55,600	442
RussNeft PJSC	23	199
Sberbank of Russia PJSC	4,881	17,894
Severstal PJSC	90	1,239
Sistema PJSFC	1,400	318
Surgutneftegas PJSC	3,500	2,349
Surgutneftegas PJSC, Preference Shares	3,800	2,235
Tatneft PJSC	713	8,326
Tatneft PJSC, Preference Shares	70	720
Transneft PJSC, Preference Shares	1	2,599
Unipro PJSC	5,000	206
VTB Bank PJSC	2,470,000	1,661

		112,990

South Africa-5.63%
Absa Group Ltd.	333	3,424
African Rainbow Minerals Ltd.	53	532
Anglo American Platinum Ltd.	29	2,171
AngloGold Ashanti Ltd.	193	4,233
Aspen Pharmacare Holdings Ltd.(a)	194	1,359
Assore Ltd.	21	354
AVI Ltd.	159	914
Barloworld Ltd.	101	809
Bid Corp. Ltd.	152	3,557
Bidvest Group Ltd. (The)	153	2,093
Capitec Bank Holdings Ltd.	24	2,187
Clicks Group Ltd.	112	1,827
Coronation Fund Managers Ltd.	138	390
Dis-Chem Pharmacies Ltd.(b)	206	327
Discovery Ltd.	173	1,381
Distell Group Holdings Ltd.	41	365
Exxaro Resources Ltd.	120	982
FirstRand Ltd.	1,487	6,446
Fortress REIT Ltd., Class A	547	763
Fortress REIT Ltd., Class B	432	258
Foschini Group Ltd. (The)	96	1,109
Gold Fields Ltd.	407	2,511
Growthpoint Properties Ltd.	1,295	1,901
Harmony Gold Mining Co. Ltd.(a)	218	757
Hyprop Investments Ltd.	133	521
Impala Platinum Holdings Ltd.(a)	353	2,434
Investec Ltd.	158	901
JSE Ltd.	49	423
KAP Industrial Holdings Ltd.	1,550	478
Kumba Iron Ore Ltd.	27	660
Liberty Holdings Ltd.	62	479
Life Healthcare Group Holdings Ltd.	670	1,061
Massmart Holdings Ltd.	59	168
Momentum Metropolitan Holdings	539	723
Motus Holdings Ltd.	84	400
Mr Price Group Ltd.	123	1,305
MTN Group Ltd.	834	5,182
MultiChoice Group Ltd.(a)	189	1,581

	Shares	Value
South Africa-(continued)
Naspers Ltd., Class N	204	$29,058
Nedbank Group Ltd.	183	2,784
Netcare Ltd.	705	801
Northam Platinum Ltd.(a)	183	1,239
Old Mutual Ltd.	2,205	2,876
Pepkor Holdings Ltd.(b)	363	399
Pick n Pay Stores Ltd.	185	812
Pioneer Foods Group Ltd.	62	443
PSG Group Ltd.	79	1,238
Rand Merchant Investment Holdings Ltd.	366	725
Redefine Properties Ltd.	2,745	1,374
Remgro Ltd.	238	2,738
Resilient REIT Ltd.	113	505
Reunert Ltd.	85	403
RMB Holdings Ltd.	344	1,815
Sanlam Ltd.	821	4,337
Santam Ltd.	22	412
Sappi Ltd.	269	693
Sasol Ltd.	263	4,789
Shoprite Holdings Ltd.	214	1,924
Sibanye Gold Ltd.(a)	1,101	2,131
SPAR Group Ltd. (The)	82	1,105
Standard Bank Group Ltd.	605	6,967
Super Group Ltd.(a)	201	377
Telkom S.A. SOC Ltd.	154	707
Tiger Brands Ltd.	79	1,125
Truworths International Ltd.	216	768
Tsogo Sun Gaming Ltd.	287	237
Tsogo Sun Hotels Ltd.(a)	240	58
Vodacom Group Ltd.	266	2,328
Vukile Property Fund Ltd.	390	501
Woolworths Holdings Ltd.	419	1,599

		134,234

Taiwan-13.06%
Acer, Inc.	1,555	909
Advantech Co. Ltd.	180	1,783
ASE Technology Holding Co. Ltd.	1,597	4,171
Asia Cement Corp.	1,123	1,588
Asustek Computer, Inc.	316	2,144
AU Optronics Corp.	3,691	946
Capital Securities Corp.	1,241	375
Catcher Technology Co. Ltd.	339	2,873
Cathay Financial Holding Co., Ltd.	3,675	4,865
Cathay Financial Holding Co., Ltd., Rts., expiring 11/25/2019(a)	126	22
Chailease Holding Co. Ltd.	544	2,457
Chang Hwa Commercial Bank Ltd.	2,917	2,276
Cheng Shin Rubber Industry Co. Ltd.	887	1,394
Chicony Electronics Co. Ltd.	308	958
China Airlines Ltd.	764	227
China Development Financial Holding Corp.	6,936	2,165
China Life Insurance Co., Ltd.(a)	1,484	1,224
China Motor Corp.	149	203
China Steel Corp.	5,853	4,509
Chunghwa Telecom Co., Ltd.	1,787	6,575
Compal Electronics, Inc.	2,016	1,205
CTBC Financial Holding Co. Ltd.	8,571	5,969
Delta Electronics, Inc.	1,003	4,415
E.Sun Financial Holding Co. Ltd.	5,178	4,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2019

	Shares	Value
Taiwan-(continued)
Eclat Textile Co. Ltd.	96	$1,291
Epistar Corp.	501	487
Eternal Materials Co. Ltd.	582	495
Eva Airways Corp.	1,125	527
Evergreen Marine Corp. Taiwan Ltd.(a)	1,192	489
Far Eastern International Bank	1,194	469
Far Eastern New Century Corp.	1,789	1,740
Far EasTone Telecommunications Co. Ltd.	787	1,887
Feng TAY Enterprise Co. Ltd.	155	1,049
First Financial Holding Co. Ltd.	4,614	3,388
Formosa Chemicals & Fibre Corp.	1,601	4,660
Formosa Petrochemical Corp.	680	2,165
Formosa Plastics Corp.	2,278	7,319
Formosa Taffeta Co. Ltd.	535	609
Foxconn Technology Co. Ltd.	538	1,152
Fubon Financial Holding Co. Ltd.	3,442	5,037
Giant Manufacturing Co. Ltd.	125	928
Globalwafers Co. Ltd.	102	1,223
Hon Hai Precision Industry Co., Ltd.	5,631	14,910
Hotai Motor Co. Ltd.	146	2,580
HTC Corp.	379	458
Hua Nan Financial Holdings Co. Ltd.	4,200	3,022
Innolux Corp.	4,518	1,005
Inventec Corp.	1,466	1,064
Largan Precision Co., Ltd.	48	7,048
Lite-On Technology Corp.	1,041	1,717
MediaTek, Inc.	697	9,342
Mega Financial Holding Co. Ltd.	5,054	4,964
Nan Ya Plastics Corp.	2,653	6,275
Nanya Technology Corp.	421	968
Novatek Microelectronics Corp.	276	1,777
OBI Pharma, Inc.(a)	70	307
Oriental Union Chemical Corp.	423	306
Pegatron Corp.	910	1,773
Pou Chen Corp.	1,194	1,598
President Chain Store Corp.	254	2,537
Quanta Computer, Inc.	1,189	2,285
Realtek Semiconductor Corp.	212	1,577
Shanghai Commercial & Savings Bank, Ltd. (The)	1,534	2,646
Shin Kong Financial Holding Co. Ltd.(a)	5,665	1,790
SinoPac Financial Holdings Co. Ltd.	4,887	2,007
Synnex Technology International Corp.	674	805
Taishin Financial Holding Co. Ltd.	5,026	2,336
Taiwan Business Bank	2,327	982
Taiwan Cement Corp.	2,232	2,966
Taiwan Cooperative Financial Holding Co. Ltd.	4,318	2,972
Taiwan Fertilizer Co. Ltd.	387	617
Taiwan Glass Industry Corp.	939	358
Taiwan High Speed Rail Corp.	882	1,045
Taiwan Mobile Co. Ltd.	732	2,729
Taiwan Secom Co. Ltd.	164	469
Taiwan Semiconductor Manufacturing Co., Ltd.	11,338	111,181
Teco Electric and Machinery Co. Ltd.	949	843
TPK Holding Co. Ltd.(a)	183	399
Transcend Information, Inc.	164	356
U-Ming Marine Transport Corp.	246	274
Unimicron Technology Corp.	528	818
Uni-President Enterprises Corp.	2,259	5,581
United Microelectronics Corp.	5,246	2,413
Vanguard International Semiconductor Corp.	365	782

	Shares	Value
Taiwan-(continued)
Walsin Lihwa Corp.	1,635	$800
Walsin Technology Corp.	207	1,248
Wan Hai Lines Ltd.	423	252
Wistron Corp.	1,188	1,091
Yageo Corp.	169	1,743
Yuanta Financial Holding Co. Ltd.	5,249	3,285
Yulon Motor Co. Ltd.	502	323
Yulon Nissan Motor Co. Ltd.	14	116

		311,594

Thailand-3.49%
Advanced Info Service PCL, NVDR	527	3,997
Airports of Thailand PCL, NVDR	2,025	5,248
Asset World Corp. PCL, NVDR	3,300	661
B. Grimm Power PCL, NVDR	338	537
Bangkok Bank PCL, Foreign Shares	226	1,302
Bangkok Dusit Medical Services PCL, NVDR	4,147	3,296
Bangkok Expressway & Metro PCL, NVDR	3,756	1,343
Bangkok Life Assurance PCL, NVDR	300	185
Banpu PCL, NVDR	2,056	790
Berli Jucker PCL, NVDR	480	775
BTS Group Holdings PCL, NVDR	3,874	1,719
BTS Group Holdings PCL, Wts., expiring 11/29/2019(a)	472	44
Bumrungrad Hospital PCL, NVDR	154	615
Central Pattana PCL, NVDR	1,167	2,474
Charoen Pokphand Foods PCL, NVDR	1,705	1,426
CP ALL PCL, NVDR	2,462	6,360
Delta Electronics Thailand PCL, NVDR	214	312
Digital Telecommunications Infrastructure Fund, Class F	2,413	1,422
Electricity Generating PCL, NVDR	126	1,448
Energy Absolute PCL, NVDR	784	1,065
Global Power Synergy PCL, NVDR	490	1,335
Gulf Energy Development PCL, NVDR	365	1,958
Home Product Center PCL, NVDR	2,654	1,512
Indorama Ventures PCL, NVDR	842	781
Intouch Holdings PCL, NVDR	1,016	2,221
IRPC PCL, NVDR	4,823	543
Kasikornbank PCL, Foreign Shares	554	2,550
Kasikornbank PCL, NVDR	396	1,823
Krung Thai Bank PCL, NVDR	2,916	1,603
Krungthai Card PCL, NVDR	616	847
Land & Houses PCL, NVDR	3,106	998
Minor International PCL, NVDR	1,681	2,004
Minor International PCL, Wts., expiring 12/31/2021(a)	93	9
Muangthai Capital PCL, NVDR	318	653
Osotspa PCL, NVDR	574	808
PTT Exploration & Production PCL, NVDR	651	2,598
PTT Global Chemical PCL, NVDR	959	1,620
PTT PCL, NVDR	6,750	10,116
Ratch Group PCL, NVDR	367	893
Siam Cement PCL (The), NVDR	397	4,825
Siam City Cement PCL, NVDR	42	300
Siam Commercial Bank PCL (The), NVDR	1,136	4,214
Siam Makro PCL, NVDR	170	180
Thai Airways International PCL, NVDR	516	126
Thai Oil PCL, NVDR	482	1,093
Thai Union Group PCL, NVDR	1,329	643

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2019

	Shares	Value
Thailand-(continued)
TMB Bank PCL, NVDR	10,097	$482
Total Access Communication PCL, NVDR	317	651
True Corp. PCL, NVDR	5,013	830

		83,235

Turkey-0.68%
Akbank T.A.S.(a)	1,284	1,553
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	81	273
Arcelik A.S.(a)	99	307
Aselsan Elektronik Sanayi Ve Ticaret A.S.	150	482
BIM Birlesik Magazalar A.S.	212	1,756
Coca-Cola Icecek A.S.	38	208
Enka Insaat ve Sanayi A.S.	281	284
Eregli Demir ve Celik Fabrikalari TAS	710	813
Ford Otomotiv Sanayi A.S.	35	395
Haci Omer Sabanci Holding A.S.	409	592
Iskenderun Demir ve Celik A.S.	78	83
KOC Holding A.S.	444	1,456
Koza Altin Isletmeleri A.S.(a)	27	332
Petkim Petrokimya Holding A.S.(a)	473	285
TAV Havalimanlari Holding A.S.	85	388
Tekfen Holding A.S.	88	261
Tofas Turk Otomobil Fabrikasi A.S.	71	278
Tupras-Turkiye Petrol Rafinerileri A.S.	58	1,264
Turk Hava Yollari AO(a)	264	538
Turk Telekomunikasyon A.S.(a)	305	310
Turkcell Iletisim Hizmetleri A.S.	529	1,164
Turkiye Garanti Bankasi A.S.(a)	1,051	1,693
Turkiye Is Bankasi A.S., Class C(a)	628	637
Turkiye Sise ve Cam Fabrikalari A.S.	352	268
Turkiye Vakiflar Bankasi T.A.O., Class D(a)	436	331
Yapi ve Kredi Bankasi A.S.(a)	827	330

		16,281

United Arab Emirates-0.97%
Abu Dhabi Commercial Bank PJSC	1,213	2,576
Abu Dhabi Islamic Bank PJSC	359	523
Air Arabia PJSC(a)	1,329	492
Aldar Properties PJSC	1,779	1,138
DAMAC Properties Dubai Co. PJSC(a)	977	229
Dana Gas PJSC	1,782	445
DP World PLC	83	1,103
Dubai Financial Market PJSC(a)	938	227
Dubai Investments PJSC	865	304
Dubai Islamic Bank PJSC	784	1,129
Emaar Development PJSC	471	519
Emaar Malls PJSC	771	409

	Shares	Value
United Arab Emirates-(continued)
Emaar Properties PJSC	1,598	$1,858
Emirates Telecommunications Group Co. PJSC	822	3,706
First Abu Dhabi Bank PJSC	2,075	8,599

		23,257

United States-0.13%
JBS S.A	457	3,221

Total Common Stocks & Other Equity Interests (Cost $2,302,731)		2,233,113

Exchange-Traded Funds-6.34%
India-4.20%
Invesco India ETF(i)	3,996	100,300

United States-2.14%
iShares MSCI Saudi Arabia ETF(c)	1,769	50,982

Total Exchange-Traded Funds (Cost $158,286)		151,282

Money Market Funds-0.24%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(j) (Cost $5,726)	5,726	5,726

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.17% (Cost $2,466,743)		2,390,121

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.10%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(j)(k)	55,630	55,630
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(j)(k)	18,244	18,251

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $73,880)		73,881

TOTAL INVESTMENTS IN SECURITIES-103.27% (Cost $2,540,623)		2,464,002
OTHER ASSETS LESS LIABILITIES-(3.27)%		(78,039)

NET ASSETS-100.00%		$2,385,963

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

ETF-Exchange-Traded Fund

GDR-Global Depositary Receipt

NVDR-Non-Voting Depositary Receipt

REIT-Real Estate Investment Trust

Rts.-Rights

Wts.-Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2019

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $127,749, which represented 5.35% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2019.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)	Each CPO for Cemex S.A.B. de C.V. represents two Series A shares and one Series B share.
(f)	Each CPO for Fomento Economico Mexicano, S.A.B. de C.V. represents one Series B share and four Series D shares.
(g)	Each CPO for Grupo Televisa S.A.B. represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(h)	Each CPO for Megacable Holdings S.A.B. de C.V. represents two Series shares.
(i)

The Fund’s Adviser also serves as the adviser for the Invesco India ETF and therefore, Invesco India ETF is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2019.

	Value October 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2019	Dividend Income
Invesco India ETF	$93,889	$7,351	$(13,766)	$13,200	$(374)	$100,300	$1,202

(j)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(k)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Statements of Assets and Liabilities

October 31, 2019

	Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)	Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)	Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
Assets:
Unaffiliated investments in securities, at value(a)	$7,459,384	$2,426,679	$2,284,095
Affiliated investments in securities, at value	8,860	43,238	179,907
Foreign currencies, at value	-	-	231
Receivable for:
Dividends and interest	7,617	7,141	1,729
Securities lending	-	25	33
Investments sold	208,923	-	-
Expenses absorbed	-	-	723
Foreign tax reclaims	-	1,241	-

Total assets	7,684,784	2,478,324	2,466,718

Liabilities:
Due to foreign custodian	-	1,809	-
Payable for:
Investments purchased	210,637	-	-
Collateral upon return of securities loaned	-	38,282	73,880
Accrued unitary management fees	442	140	-
Accrued expenses	6,921	6,877	6,875

Total liabilities	218,000	47,108	80,755

Net Assets	$7,466,784	$2,431,216	$2,385,963

Net assets consist of:
Shares of beneficial interest	$7,433,760	$2,500,025	$2,500,025
Distributable earnings (loss)	33,024	(68,809)	(114,062)

Net Assets	$7,466,784	$2,431,216	$2,385,963

Shares outstanding (unlimited amount authorized, $0.01 par value)	300,001	100,001	100,001
Net asset value	$24.89	$24.31	$23.86

Market price	$24.90	$24.35	$23.82

Unaffiliated investments in securities, at cost	$7,423,159	$2,481,787	$2,360,692

Affiliated investments in securities, at cost	$8,860	$43,237	$179,931

Foreign currencies (due to foreign custodian), at cost	$-	$(1,755)	$217

(a) Includes securities on loan with an aggregate value of:	$-	$36,446	$71,022

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Statements of Operations

For the year ended October 31, 2019

	Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)	Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)	Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
Investment income:
Unaffiliated interest income	$138,800	$-	$-
Unaffiliated dividend income	-	82,928	70,384
Affiliated dividend income	117	67	1,251
Non-cash dividend income	-	3,376	18,030
Securities lending income	18	481	199
Foreign withholding tax	-	(8,964)	(7,127)

Total investment income	138,935	77,888	82,737

Expenses:
Unitary management fees	3,761	1,623	3,262
Proxy fees	6,921	6,877	6,875

Total expenses	10,682	8,500	10,137

Less: Waivers	(11)	(6)	(1,002)

Net expenses	10,671	8,494	9,135

Net investment income	128,264	69,394	73,602

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(9,433)	(12,110)	(38,006)
Affiliated investment securities	-	-	(374)
Foreign currencies	-	23	(269)

Net realized gain (loss)	(9,433)	(12,087)	(38,649)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	90,771	172,258	231,788
Affiliated investment securities	-	1	13,201
Foreign currencies	-	7	(13)

Change in net unrealized appreciation	90,771	172,266	244,976

Net realized and unrealized gain	81,338	160,179	206,327

Net increase in net assets resulting from operations	$209,602	$229,573	$279,929

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Statements of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)		Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)		Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$128,264	$62,729	$69,394	$73,233	$73,602	$66,292
Net realized gain (loss)	(9,433)	(7,087)	(12,087)	1,782	(38,649)	(17,911)
Change in net unrealized appreciation (depreciation)	90,771	(47,279)	172,266	(261,228)	244,976	(324,388)

Net increase (decrease) in net assets resulting from operations	209,602	8,363	229,573	(186,213)	279,929	(276,007)

Distributions to Shareholders from:
Distributable earnings	(116,574)	(67,160)	(78,552)	(70,376)	(59,836)	(64,729)

Shareholder Transactions:
Proceeds from shares sold	4,933,735	-	-	-	-	-

Net increase (decrease) in net assets	5,026,763	(58,797)	151,021	(256,589)	220,093	(340,736)

Net assets:
Beginning of year	2,440,021	2,498,818	2,280,195	2,536,784	2,165,870	2,506,606

End of year	$7,466,784	$2,440,021	$2,431,216	$2,280,195	$2,385,963	$2,165,870

Changes in Shares Outstanding:
Shares sold	200,000	-	-	-	-	-
Shares outstanding, beginning of year	100,001	100,001	100,001	100,001	100,001	100,001

Shares outstanding, end of year	300,001	100,001	100,001	100,001	100,001	100,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Financial Highlights

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

	Years Ended October 31,			For the Period September 19, 2017(a) Through October 31, 2017
	2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$24.40		$24.99	$25.00
Net investment income(b)	0.59		0.63	0.06
Net realized and unrealized gain (loss) on investments	0.39		(0.55)	(0.07)
Total from investment operations	0.98		0.08	(0.01)
Distributions to shareholders from:
Net investment income	(0.49)		(0.67)	-
Net asset value at end of period	$24.89		$24.40	$24.99
Market price at end of period(c)	$24.90		$24.40	$24.99
Net Asset Value Total Return(d)	4.04%		0.33%	(0.04	)%(e)
Market Price Total Return(d)	4.07%		0.33%	(0.04	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$7,467		$2,440	$2,499
Ratio to average net assets of:
Expenses	0.20	%(f)	0.07%	0.07	%(g)
Net investment income	2.39	%(f)	2.53%	2.22	%(g)
Portfolio turnover rate(h)	30%		19%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the Exchange) to October 31, 2017 was 0.12%. The market price total return from Fund Inception to October 31, 2017 was 0.12%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.13%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Financial Highlights–(continued)

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

	Years Ended October 31,			For the Period September 19, 2017(a) Through October 31, 2017
	2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$22.80		$25.37	$25.00
Net investment income(b)	0.69		0.73	0.07
Net realized and unrealized gain (loss) on investments	1.61		(2.60)	0.30
Total from investment operations	2.30		(1.87)	0.37
Distributions to shareholders from:
Net investment income	(0.77)		(0.70)	-
Net realized gains	(0.02)		-	-
Total distributions	(0.79)		(0.70)	-
Net asset value at end of period	$24.31		$22.80	$25.37
Market price at end of period(c)	$24.35		$23.03	$25.54
Net Asset Value Total Return(d)	10.31%		(7.60)%	1.48	%(e)
Market Price Total Return(d)	9.37%		(7.30)%	2.16	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,431		$2,280	$2,537
Ratio to average net assets of:
Expenses	0.37	%(f)	0.07%	0.07	%(g)
Net investment income	2.99	%(f)	2.89%	2.38	%(g)
Portfolio turnover rate(h)	4%		7%	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the Exchange) to October 31, 2017 was 1.80%. The market price total return from Fund Inception to October 31, 2017 was 2.12%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.30%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Financial Highlights–(continued)

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

	Years Ended October 31,			For the Period September 19, 2017(a) Through October 31, 2017
	2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$21.66		$25.07	$25.00
Net investment income(b)	0.74	(c)	0.66	0.03
Net realized and unrealized gain (loss) on investments	2.06		(3.42)	0.04
Total from investment operations	2.80		(2.76)	0.07
Distributions to shareholders from:
Net investment income	(0.60)		(0.65)	-
Net asset value at end of period	$23.86		$21.66	$25.07
Market price at end of period(d)	$23.82		$21.75	$25.20
Net Asset Value Total Return(e)	13.02%		(11.28)%	0.28	%(f)
Market Price Total Return(e)	12.34%		(11.38)%	0.80	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,386		$2,166	$2,507
Ratio to average net assets of:
Expenses, after Waivers	0.39	%(g)(h)	0.11%	0.14	%(i)
Expenses, prior to Waivers	0.43	%(g)(h)	0.14%	0.14	%(i)
Net investment income	3.16	%(c)(h)	2.64%	1.03	%(i)
Portfolio turnover rate(j)	13%		16%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are $0.56 and 2.39%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the Exchange) to October 31, 2017 was 1.05%. The market price total return from Fund Inception to October 31, 2017 was (0.39)%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Ratios include non-recurring costs associated with a proxy statement of 0.29%.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2019

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)	“PureBetaSM 0-5 Yr US TIPS ETF”
Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)	“PureBetaSM FTSE Developed ex-North America ETF”
Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)	“PureBetaSM FTSE Emerging Markets ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
PureBetaSM 0-5 Yr US TIPS ETF	ICE BofAML 0-5 Year US Inflation-Linked Treasury IndexSM
PureBetaSM FTSE Developed ex-North America ETF	FTSE Developed ex North America Index
PureBetaSM FTSE Emerging Markets ETF	FTSE Emerging Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are

43

subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non-U.S. securities, which may have lower trading volumes.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely

44

because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed- income security may be downgraded after purchase, which may adversely affect the value of the security.

Foreign Investment Risk. For certain Funds, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be exacerbated in emerging market countries. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Inflation-Linked Security Risk. For certain Funds, the value of inflation-linked securities generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation -indexed securities will generally vary up or down along with the rate of inflation.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Liquidity Risk. For certain Funds, liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

45

Sampling Risk. A Fund’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities that a Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies, which involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s

46

taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Treasury Inflation-Protected Securities - PureBetaSM 0-5 Yr US TIPS ETF may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as Treasury Inflation-Protected Securities inflation adjustment in the Statements of Operations, even though investors do not receive their principal until maturity.

K.

Securities Lending - Each Fund may participate in securities lending. Each Fund may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral

47

invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.
L.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. A Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Certain Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of Net Assets)
PureBetaSM 0-5 Yr US TIPS ETF	0.07%
PureBetaSM FTSE Developed ex-North America ETF	0.07%
PureBetaSM FTSE Emerging Markets ETF	0.14%

Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2019, the Adviser waived fees for each Fund in the following amounts:

PureBetaSM 0-5 Yr US TIPS ETF	$11
PureBetaSM FTSE Developed ex-North America ETF	6
PureBetaSM FTSE Emerging Markets ETF	1,002

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
PureBetaSM 0-5 Yr US TIPS ETF	ICE Data Indices, LLC
PureBetaSM FTSE Developed ex-North America ETF	FTSE International Ltd.
PureBetaSM FTSE Emerging Markets ETF	FTSE International Ltd.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement

48

with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
PureBetaSM 0-5 Yr US TIPS ETF
Investments in Securities
U.S. Treasury Securities	$-	$7,459,384	$-	$7,459,384
Money Market Funds	8,860	-	-	8,860

Total Investments	$8,860	$7,459,384	$-	$7,468,244

PureBetaSM FTSE Developed ex-North America ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,426,662	$1	$16	$2,426,679
Money Market Funds	43,238	-	-	43,238

Total Investments	$2,469,900	$1	$16	$2,469,917

PureBetaSM FTSE Emerging Markets ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,231,633	$1,480	$0	$2,233,113
Exchange-Traded Funds	151,282	-	-	151,282
Money Market Funds	79,607	-	-	79,607

Total Investments	$2,462,522	$1,480	$0	$2,464,002

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018:

	2019		2018
	Ordinary Income	Long-Term Capital Gains	Ordinary Income
PureBetaSM 0-5 Yr US TIPS ETF	$116,574	$-	$67,160
PureBetaSM FTSE Developed ex-North America ETF	78,401	151	70,376
PureBetaSM FTSE Emerging Markets ETF	59,836	-	64,729

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
PureBetaSM 0-5 Yr US TIPS ETF	$13,319	$36,225	$(16,520)	$7,433,760	$7,466,784
PureBetaSM FTSE Developed ex-North America ETF	2,955	(60,831)	(10,933)	2,500,025	2,431,216
PureBetaSM FTSE Emerging Markets ETF	21,886	(80,931)	(55,017)	2,500,025	2,385,963

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2019:

	No expiration
	Short-Term	Long-Term	Total*
PureBetaSM 0-5 Yr US TIPS ETF	$6,727	$9,793	$16,520
PureBetaSM FTSE Developed ex-North America ETF	-	10,933	10,933
PureBetaSM FTSE Emerging Markets ETF	7,067	47,950	55,017

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
PureBetaSM FTSE Developed ex-North America ETF	$93,876	$102,935
PureBetaSM FTSE Emerging Markets ETF	323,388	309,941

For the fiscal year ended October 31, 2019, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions) for the PureBetaSM 0-5 Yr US TIPS ETF amounted to $1,723,982 and $1,483,045, respectively.

For the fiscal year ended October 31, 2019, in-kind transactions associated with creations and redemptions for the PureBetaSM 0-5 Yr US TIPS ETF amounted to $4,916,160 and $0, respectively.

At October 31, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
PureBetaSM 0-5 Yr US TIPS ETF	$38,073	$(1,848)	$36,225	$7,432,019
PureBetaSM FTSE Developed ex-North America ETF	245,377	(306,208)	(60,831)	2,530,748
PureBetaSM FTSE Emerging Markets ETF	260,659	(341,590)	(80,931)	2,544,933

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2019, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
PureBetaSM 0-5 Yr US TIPS ETF	$-	$-	$-
PureBetaSM FTSE Developed ex-North America ETF	61	(61)	-
PureBetaSM FTSE Emerging Markets ETF	(182)	182	-

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NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares for PureBetaSM 0-5 Yr US TIPS ETF and 100,000 Shares for PureBetaSM FTSE Developed ex-North America ETF and PureBetaSM FTSE Emerging Markets ETF. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco PureBeta 0-5 Yr US TIPS ETF, Invesco PureBeta FTSE Developed ex-North America ETF and Invesco PureBeta FTSE Emerging Markets ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco PureBeta 0-5 Yr US TIPS ETF, Invesco PureBeta FTSE Developed ex-North America ETF and Invesco PureBeta FTSE Emerging Markets ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2019 and for the period September 19, 2017 (commencement of investment operations) through October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the two years in the period ended October 31, 2019 and for the period September 19, 2017 (commencement of investment operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

52

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2019.

In addition to the fees and expenses which the Invesco PureBetaSM FTSE Emerging Markets ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

Actual	$1,000.00	$1,017.00	0.17%	$0.86

Hypothetical (5% return before expenses)	1,000.00	1,024.35	0.17	0.87
Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

Actual	1,000.00	1,028.00	0.36	1.84

Hypothetical (5% return before expenses)	1,000.00	1,023.39	0.36	1.84

53

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

Actual	$1,000.00	$985.00	0.35%	$1.75

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

54

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

	Qualified Dividend Income*	Corporate Dividends- Received Deduction*	U.S. Treasury Obligations*	Qualified Interest Income*	Long Term Capital Gains	Qualified Short Term Gains
Invesco PureBetaSM 0-5 Yr US TIPS ETF	0%	0%	100%	99%	$-	$-
Invesco PureBetaSM FTSE Developed ex-North America ETF	90%	0%	0%	0%	$151	$1,627
Invesco PureBetaSM FTSE Emerging Markets ETF	71%	0%	0%	0%	$-	$-

* The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Source Foreign Income	Foreign Taxes Paid
Invesco PureBetaSM 0-5 Yr US TIPS ETF	$0.0000	$0.0000
Invesco PureBetaSM FTSE Developed ex-North America ETF	0.8598	0.0854
Invesco PureBetaSM FTSE Emerging Markets ETF	0.8666	0.0706

55

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Exchange-Traded Fund Trust II was held on August 19, 2019. The Meeting was held for the following purpose:

(1).	To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1).	Ronn R. Bagge	1,512,443,677.35	33,012,849.80
	Todd J. Barre	1,524,592,795.07	20,863,732.08
	Kevin M. Carome	1,522,436,691.04	23,019,836.11
	Edmund P. Giambastiani, Jr.	1,519,831,527.21	25,624,999.94
	Victoria J. Herget	1,524,877,948.56	20,578,578.59
	Marc M. Kole	1,504,247,741.10	41,208,786.05
	Yung Bong Lim	1,524,207,613.63	21,248,913.52
	Joanne Pace	1,517,347,361.29	28,109,165.86
	Gary R. Wicker	1,515,919,139.19	29,537,387.96
	Donald H. Wilson	1,501,758,651.59	43,697,875.56

56

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO, Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member,	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011);

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

57

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007),

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

58

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

59

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member, Morgan Stanley Children’s Hospital (2012- Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012);

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

60

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

61

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex over seen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.

62

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Principal Financial & Accounting Officer-Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

63

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
(2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016- Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Director, Invesco Canada Holdings Inc. (2002-2019); Manager, Invesco Specialized Products, LLC (2018-2019); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

64

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

65

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Form N-PORTs will be available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PBETA-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

October 31, 2019

IDLB	Invesco FTSE International Low Beta Equal Weight ETF

EWEM	Invesco MSCI Emerging Markets Equal Country Weight ETF

EELV	Invesco S&P Emerging Markets Low Volatility ETF

EEMO	Invesco S&P Emerging Markets Momentum ETF

IDHD	Invesco S&P International Developed High Dividend Low Volatility ETF

IDLV	Invesco S&P International Developed Low Volatility ETF

IDMO	Invesco S&P International Developed Momentum ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year began with noticeable market volatility in the final few months of 2018, which continued through year-end, as US equity markets suffered a sharp sell-off due to ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Oil prices plummeted from near $64 per barrel in early November 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to more defensive areas of the markets, such as health care, utilities and US Treasuries. After raising interest rates in September 2018, the US Federal Reserve (the Fed) raised interest rates one time during the fiscal year: in December 2018.2

Following a sharp sell-off during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019. This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

In October 2019, optimism that phase one of a US-China trade deal would be completed, a delay in the Brexit agreement until January 2020 and better-than-expected third-quarter corporate earnings results, helped send risk assets higher. During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak. Despite increased market volatility, most US-based equity indexes produced modest to strong returns for the fiscal year.

[1]	Source: Bloomberg
[2]	Source: US Federal Reserve

Global Equity

The fiscal year began with global equity markets, particularly the US, declining sharply at the end of 2018 amid rising interest rates, a flattening US Treasury yield curve, signaling a possible recession, and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US and China trade issues, potential for new tariffs and slowing global economic growth. Global equity markets, particularly China, declined sharply in May 2019, ending a four-month rally. Trade and tariff issues, which were not limited to the US and China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies. Following better performance in June, most global equity markets managed modest positive returns for the second quarter of 2019, with developed markets generally outperforming emerging markets. China was an exception, declining during the second quarter.

Weakening global economic data and the ongoing US and China trade conflict contributed to higher market volatility in the third quarter of 2019. During the third quarter, data released showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019 as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold. In September 2019, both the US Federal Reserve and European Central Bank cut interest rates, providing a measure of support for risk assets. Growing optimism about a potential trade deal between the US and China also boosted equities in September. However, except for the US and Japan, performance in most regions declined during the third quarter. Uncertainty about the UK’s withdrawal from the European Union continued to weigh on UK and European equities, while political and trade issues affected areas of Latin America and Asia.

Global equity markets gained in October 2019 amid several positive catalysts, including a US interest rate cut, optimism surrounding US and China trade negotiations, and a raft of upbeat corporate results. The UK equity market provided a flat return during October and while domestic politics continued to dominate the region, European markets made modest gains. October was also a positive month for emerging equity markets with all regions recording gains. Despite increased market volatility, global equity indexes, in both developed and emerging markets, ended the fiscal year in positive territory.

3

IDLB	Manager’s Analysis
Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

As an index fund, the Invesco FTSE International Low Beta Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Developed ex-U.S. Low Beta Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to constituents of the FTSE Developed ex US Index (the “Developed ex US Index”) that exhibit low beta characteristics. The Developed ex US Index is designed to measure the performance of the international equity markets, and consists of large and mid-cap companies from developed markets throughout the world, excluding the United States.

Beta is a measure of relative risk and is the rate of change of a security’s price. The Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weighting in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 7.65%. On a net asset value (“NAV”) basis, the Fund returned 7.94%. During the same time period, the Index returned 8.56%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI World ex USA Index (Net) (the “Benchmark Index”) returned 11.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,015 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall international equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a beta driven stock selection and equal weighting methodology, whereas the Benchmark Index selects stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the financials sector during the fiscal year ended October 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection within the industrials and health care sectors.

For the fiscal year ended October 31, 2019, the industrials sector contributed most significantly to the Fund’s return, followed by the real estate and consumer staples sectors, respectively. The energy sector was the only sector that detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included Gungho Online Entertainment, Inc., a communication services company (no longer held at fiscal year-end), and Fortescue Metals Group Ltd., a materials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Bezeq The Israel Telecommunication Corp. Ltd., a communication services company (no longer held at fiscal year-end), and Centrica PLC, a utilities company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Industrials	17.22
Financials	15.67
Consumer Staples	12.59
Consumer Discretionary	10.87
Communication Services	8.65
Real Estate	7.82
Utilities	6.81
Materials	6.47
Health Care	6.34
Information Technology	5.27
Energy	1.82
Money Market Funds Plus Other Assets Less Liabilities	0.47

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Fast Retailing Co. Ltd.	0.17
SK Holdings Co. Ltd.	0.16
Suzuki Motor Corp.	0.16
BT Group PLC	0.16
Barclays PLC	0.16
Murata Manufacturing Co., Ltd.	0.15
Ryohin Keikaku Co. Ltd.	0.15
Alfa Laval AB	0.15
Samsung Electro-Mechanics Co. Ltd.	0.15
Chocoladefabriken Lindt & Spruengli AG	0.15
Total	1.56

*	Excluding money market fund holdings.

4

Invesco FTSE International Low Beta Equal Weight ETF (IDLB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
FTSE Developed ex-U.S. Low Beta Equal Weight Index (Net)	8.56%	7.63%	24.67%	6.42%	28.13%
MSCI World ex USA Index (Net)	11.08	8.33	27.12	5.78	25.09
Fund
NAV Return	7.94	7.04	22.64	5.82	25.30
Market Price Return	7.65	6.64	21.26	5.52	23.86

Fund Inception: November 5, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

5

EWEM	Manager’s Analysis
Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)

As an index fund, the Invesco MSCI Emerging Markets Equal Country Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI Emerging Markets Equal Country Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI, Inc. compiles, maintains, and calculates the Index, which is comprised of the constituents of the MSCI Emerging Markets Index. The Index provides equal weighted exposure to all of the countries included in the MSCI Emerging Markets Index while providing capitalization weighted exposure to the securities within each country. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of certain markets deemed to be emerging markets. Both the Index and the MSCI Emerging Markets Index are denominated in U.S. dollars. In general, the equal-weighting employed by the Index provides equal representation of the countries included in the Index, thereby providing broader exposure to those countries than typically may be found in a market capitalization weighted counterpart, while the capitalization weighting of the securities within each country provides for greater diversification. The Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 5.91%. On a net asset value (“NAV”) basis, the Fund returned 5.86%. During the same time period, the Index returned 6.72%. During the fiscal year, the Fund did not fully replicate the components of the Index; the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period and the impact of the Fund’s use of a sampling methodology.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 11.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,200 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in emerging market countries.

The performance of the Fund differed from the Benchmark Index in part because the Fund follows an Index that employs an equal weighting methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to allocations to and security selection within the energy and financials sectors, respectively.

For the fiscal year ended October 31, 2019, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and communication services sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the energy sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included Commercial International Bank (Egypt) S.A.E., a financials company (portfolio average weight of 3.37%), and OTP Bank Nyrt, a financials company (portfolio average weight of 2.34%). Positions that detracted most significantly from the Fund’s return included Grupo Financiero Galicia S.A., ADR, a financials company (portfolio average weight of 0.30%), and Oil & Gas Development Co. Ltd., an energy company (portfolio average weight of 1.26%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Financials	42.27
Energy	10.59
Communication Services	7.11
Materials	6.77
Consumer Staples	5.98
Information Technology	5.97
Consumer Discretionary	5.84
Industrials	5.81
Utilities	4.92
Sector Types Each Less Than 3%	4.72
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Commercial International Bank Egypt S.A.E.	3.62
iShares MSCI Saudi Arabia ETF	3.29
Credicorp Ltd.	2.58
OTP Bank Nyrt	2.36
Qatar National Bank Q.P.S.C.	1.74
CEZ A.S.	1.70
Taiwan Semiconductor Manufacturing Co., Ltd.	1.53
Invesco India ETF	1.34
Oil & Gas Development Co. Ltd.	1.26
Samsung Electronics Co., Ltd.	1.22
Total	20.64

*	Excluding money market fund holdings.

6

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended - MSCI Emerging Markets Equal Country Weighted Index (Net)	6.72%	4.18%	13.06%	0.38%	1.89%	(0.03)%	(0.30)%
MSCI Emerging Markets IndexSM (Net)	11.86	7.36	23.74	2.93	15.56	1.64	15.57
Fund
NAV Return	5.86	4.27	13.37	0.24	1.20	(0.94)	(8.08)
Market Price Return	5.91	4.28	13.39	0.20	0.98	(0.97)	(8.31)

Guggenheim MSCI Emerging Markets Equal Country Weight ETF (the “Predecessor Fund”) Inception: December 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through April 6, 2020. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.71% (0.70% after fee waiver) includes the unitary management fee of 0.70% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Benchmark Index are based on the inception date of the Predecessor Fund.

-

The Blended-MSCI Emerging Markets Equal Country Weighted Index is comprised of the performance of the MSCI Emerging Markets Equal Weighted Index, the Fund’s underlying index from Fund inception through the conversion date, January 20, 2015, followed by the performance of the Index for the period January 20, 2015 through October 31, 2019.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

7

EELV	Manager’s Analysis
Invesco S&P Emerging Markets Low Volatility ETF (EELV)

As an index fund, the Invesco S&P Emerging Markets Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P BMI Emerging Markets Low Volatility IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its existing guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks (over the trailing 12 months) of the S&P Emerging Plus LargeMidCap Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 5.32%. On a net asset value (“NAV”) basis, the Fund returned 5.87%. During the same time period, the Index returned 6.49%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses the Fund incurred, as well as trading costs around quarterly rebalances during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 11.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,200 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in emerging market countries.

The performance of the Fund differed from that of the Benchmark Index in part because the Fund seeks to track an Index that employs a volatility-driven weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the consumer discretionary sector during the fiscal year ended October 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the overweight allocation to and security selection within the financials sector.

For the fiscal year ended October 31, 2019, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and utilities sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the health care and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included BTS Group Holdings PCL, NVDR, an industrials company (portfolio average weight of 0.66%), Hua Nan Financial Holdings Co. Ltd., a financials company (portfolio average weight of 1.01%). Positions that detracted most significantly from the Fund’s return included Hanwha Life Insurance Co. Ltd., a financials company (portfolio average weight of 0.34%), and SACI Falabella, a consumer discretionary company (portfolio average weight of 0.57%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Financials	39.30
Industrials	10.42
Consumer Staples	9.22
Materials	7.70
Utilities	7.20
Information Technology	6.28
Communication Services	6.09
Energy	4.77
Consumer Discretionary	4.05
Sector Types Each Less Than 3%	5.01
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Nestle Malaysia Bhd	1.12
Public Bank Bhd	0.98
Kuala Lumpur Kepong Bhd	0.97
Taiwan Cooperative Financial Holding Co. Ltd.	0.94
Malayan Banking Bhd	0.92
Hua Nan Financial Holdings Co. Ltd.	0.92
First Financial Holding Co. Ltd.	0.90
Taishin Financial Holding Co. Ltd.	0.89
Hong Leong Bank Bhd	0.82
Taiwan Mobile Co. Ltd.	0.82
Total	9.28

*	Excluding money market fund holdings.

8

Invesco S&P Emerging Markets Low Volatility ETF (EELV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P BMI Emerging Markets Low Volatility Index™ (Net)	6.49%	6.02%	19.16%	0.79%	4.03%	2.88%	24.79%
MSCI Emerging Markets IndexSM (Net)	11.86	7.36	23.74	2.93	15.56	3.68	32.56
Fund
NAV Return	5.87	5.34	16.91	0.01	0.04	2.06	17.21
Market Price Return	5.32	5.38	17.03	0.02	0.08	1.90	15.79

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive a portion of its management fee through February 28, 2021. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% (0.29% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

9

EEMO	Manager’s Analysis
Invesco S&P Emerging Markets Momentum ETF (EEMO)

As an index fund, the Invesco S&P Emerging Markets Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Momentum Emerging Plus LargeMidCap Index (the “Index”). The Fund will invest at least 90% of its total assets in the securities of companies that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P Emerging Plus LargeMidCap IndexTM (the “Emerging LargeMidCap Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Emerging LargeMidCap Index. In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Emerging LargeMidCap Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score, selects the top 20% for inclusion in the Index and weights the selected securities based on a modified market capitalization-weighted strategy. While the Fund generally seeks to invest in all of the securities comprising the Index in proportion to their weightings in the Index, at times the composition of the Index may make such “full replication” impracticable. In such circumstances, the Fund will utilize a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 13.66%. On a net asset value (“NAV”) basis, the Fund returned 13.60%. During the same time period, the Index returned 15.21%. During the fiscal year, the Fund utilized a sampling methodology to achieve exposure to the Indian and Russian securities included in the Index. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the impact of sampling in specific markets, performance differences as a result of the Fund’s use of GDRs and ADRs, and the fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 11.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately

1,200 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in emerging market countries.

The performance of the Fund differed from that of the Benchmark Index in part because the Fund seeks to track an Index that employs a momentum-driven modified market capitalization weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the communication services sector during the fiscal year ended October 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight position in the energy and financials sectors.

For the fiscal year ended October 31, 2019, the financials sector contributed most significantly to the Fund’s return, followed by the energy and consumer discretionary sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included HDFC Bank Ltd. ADR, a financials company (no longer held at fiscal year-end) and Reliance Industries Ltd., GDR, an energy company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Vale S.A., a materials company (no longer held at fiscal year-end), and Reliance Industries Ltd., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Financials	44.22
Energy	15.55
Materials	7.71
Information Technology	7.08
Consumer Discretionary	7.08
Utilities	5.11
Industrials	4.78
Consumer Staples	3.20
Sector Types Each Less Than 3%	5.24
Money Market Funds Plus Other Assets Less Liabilities	0.03

10

Invesco S&P Emerging Markets Momentum ETF (EEMO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Gazprom PJSC	5.85
Ping An Insurance (Group) Co. of China Ltd., H Shares	4.88
iShares MSCI Saudi Arabia ETF	4.38
LUKOIL PJSC	2.85
B3 S.A.–Brasil, Bolsa, Balcao	2.85
Itau Unibanco Holding S.A., Preference Shares	2.70
Banco Bradesco S.A., Preference Shares	2.68
National Bank of Kuwait SAKP	2.52
PT Bank Central Asia Tbk	2.39
Petroleo Brasileiro S.A., Preference Shares	2.24
Total	33.34

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended - S&P Momentum Emerging Plus LargeMidCap Index (Net)	15.21%	11.27%	37.78%	1.93%	10.03%	0.20%	1.55%
MSCI Emerging Markets IndexSM (Net)	11.86	7.36	23.74	2.93	15.56	2.20	18.17
Fund
NAV Return	13.60	9.64	31.81	0.03	0.16	(1.24)	(9.17)
Market Price Return	13.66	9.63	31.77	0.12	0.60	(1.38)	(10.11)

11

Invesco S&P Emerging Markets Momentum ETF (EEMO) (continued)

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive a portion of its management fee through February 28, 2021. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.48% (0.30% after fee waiver) includes the unitary management fee of 0.45% and acquired fund fees and expenses of 0.03%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-S&P Momentum Emerging Plus LargeMidCap Index is comprised of the performance of the S&P BMI Emerging Markets High Beta Index, the Fund’s underlying index from Fund inception through the conversion date, March 21, 2016, followed by the performance of the Index for the period March 21, 2016 through October 31, 2019.

-	Net returns reflect reinvested dividends net of withholding taxes.

12

IDHD	Manager’s Analysis
Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

As an index fund, the Invesco S&P International Developed High Dividend Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P EPAC Ex-Korea Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 100 securities in the S&P EPAC Ex-Korea LargeMidCap (which is comprised of large and mid-cap equity securities, excluding those securities issued by companies in the United States and South Korea) that historically have provided high dividend yields with lower volatility. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider begins by identifying the 300 securities with the highest dividend yields over the trailing 12 months, with no one country and no one sector allowed to contribute more than 20 securities and 25 securities, respectively. From those 300 securities, the 100 securities with the lowest volatility over the trailing 12 months are included in the Index.

The Index Provider weights each of the 100 constituent securities in the Index by its dividend yield, with the highest dividend-yielding securities receiving the highest weights. Each constituent security comprises between 0.05% and 3.0% of the weight of the Index, and no sector comprises more than 25% of the Index.The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

During the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 13.34%. On a net asset value (“NAV”) basis, the Fund returned 14.30%. During the same time period, the Index returned 14.45%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 11.04%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 925 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international equity markets.

The performance of the Fund differed from that of the Benchmark Index in part because the Fund seeks to track an Index that employs a volatility and dividend-driven weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the consumer staples sector during the fiscal year ended October 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to an overweight allocation to and stock selection within the real estate and utilities sectors, respectively.

For the fiscal year ended October 31, 2019, the real estate sector contributed most significantly to the Fund’s return, followed by the utilities and financials sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return, followed by the energy and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included Mapletree Commercial Trust, a real estate company (portfolio average weight of 1.13%), and Stockland, a real estate company (portfolio average weight of 1.40%). Positions that detracted most significantly from the Fund’s return included Aozora Bank, Ltd., a financials company (no longer held at fiscal year-end), and Nissan Motor Co., Ltd., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Financials	24.10
Real Estate	22.80
Utilities	20.74
Communication Services	12.40
Industrials	6.07
Energy	5.32
Consumer Discretionary	3.29
Sector Types Each Less Than 3%	5.03
Money Market Funds Plus Other Assets Less Liabilities	0.25

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Spark New Zealand Ltd.	1.54
Naturgy Energy Group S.A.	1.41
British Land Co. PLC (The)	1.39
Stockland	1.38
Vicinity Centres	1.33
National Australia Bank Ltd.	1.30
Japan Tobacco, Inc.	1.28
Land Securities Group PLC	1.27
National Grid PLC	1.27
EDP - Energias de Portugal S.A., Class R	1.24
Total	13.41

*	Excluding money market fund holdings.

13

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
S&P EPAC Ex-Korea Low Volatility High Dividend Index (Net)	14.45%	9.53%	30.36%
MSCI EAFE® Index (Net)	11.04	9.47	30.16
Fund
NAV Return	14.30	9.37	29.81
Market Price Return	13.34	9.38	29.84

Fund Inception: December 1, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

14

IDLV	Manager’s Analysis
Invesco S&P International Developed Low Volatility ETF (IDLV)

As an index fund, the Invesco S&P International Developed Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P BMI International Developed Low VolatilityTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex-U.S. & South Korea LargeMidCap. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI measures the realized volatility of the Index’s 200 constituents over the trailing 12 months and weights constituents so that the least volatile stocks receive the highest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 16.56%. On a net asset value (“NAV”) basis, the Fund returned 16.33%. During the same time period, the Index returned 16.32%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the revenue generated by securities lending income, which was partially offset by fees and operating expenses incurred by the Fund.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 11.04%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 925 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international equity markets.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a volatility driven weighting and stock selection methodology, whereas the Benchmark Index selects stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the health care sector during the fiscal year ended October 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight to and security selection in the real estate sector.

For the fiscal year ended October 31, 2019, the real estate sector contributed most significantly to the Fund’s return, followed by the financials and utilities sectors, respectively. There were no sectors that detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included ORIX JREIT, Inc., a real estate company (portfolio average weight of 0.66%), and Nomura Real Estate Master Fund, Inc., a real estate company (portfolio average weight of 0.58%). Positions that detracted most significantly from the Fund’s return included MAN SE, an industrials company (no longer held at fiscal year-end), and Etablissementen Franz Colruyt N.V., a consumer staples company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Financials	26.86
Real Estate	24.64
Utilities	12.50
Consumer Staples	9.72
Industrials	9.19
Communication Services	6.49
Consumer Discretionary	3.96
Sector Types Each Less Than 3%	6.37
Money Market Funds Plus Other Assets Less Liabilities	0.27

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
National Bank of Canada	0.80
RioCan REIT	0.75
Frontier Real Estate Investment Corp.	0.75
Fortis, Inc.	0.73
ORIX JREIT, Inc.	0.72
TELUS Corp.	0.71
United Urban Investment Corp.	0.70
Daiwa House REIT Investment Corp.	0.70
Nomura Real Estate Master Fund, Inc.	0.69
Bank of Nova Scotia (The)	0.67
Total	7.22

*	Excluding money market fund holdings.

15

Invesco S&P International Developed Low Volatility ETF (IDLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P BMI International Developed Low Volatility™ Index (Net)	16.32%	9.65%	31.82%	5.49%	30.61%	7.89%	80.85%
MSCI EAFE® Index (Net)	11.04	8.48	27.67	4.31	23.47	7.24	72.49
Fund
NAV Return	16.33	9.65	31.83	5.43	30.29	7.80	79.64
Market Price Return	16.56	9.57	31.53	5.25	29.18	7.73	78.71

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive a portion of its management fee through February 28, 2021. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% (0.25% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

16

IDMO	Manager’s Analysis
Invesco S&P International Developed Momentum ETF (IDMO)

As an index fund, Invesco S&P International Developed Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Momentum Developed ex-U.S. & South Korea LargeMidCap IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P Developed ex-U.S. & South Korea LargeMidCap Index (the “Developed ex-U.S. & South Korea Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Developed ex-U.S. & South Korea Index. In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Developed ex-U.S. & South Korea Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score, selects the top 20% for inclusion in the Index and weights the selected securities based on a modified market capitalization-weighted strategy. The Fund generally will invest in all of the securities comprising the Index in proportion to their weighting in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 11.42%. On a net asset value (“NAV”) basis, the Fund returned 11.30%. During the same time period, the Index returned 11.87%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 11.04%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 925 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international equity markets.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a momentum-driven modified market capitalization weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the financials sector during the fiscal year ended October 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection within the consumer staples and financials sectors.

For the fiscal year ended October 31, 2019, the industrials sector contributed most significantly to the Fund’s return, followed by the health care and consumer staples sectors, respectively. The energy sector was the only detracting sector from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included Nestle S.A., a consumer staples company (portfolio average weight of 4.78%), and LVMH Moet Hennessy Louis Vuitton S.E., a consumer discretionary company (portfolio average weight of 2.26%). Positions that detracted most significantly from the Fund’s return included JXTG Holdings, Inc., an energy company (no longer held at fiscal year-end), and Eisai Co., Ltd., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Consumer Staples	20.22
Health Care	16.66
Industrials	12.61
Financials	10.63
Consumer Discretionary	10.01
Materials	8.45
Utilities	8.13
Real Estate	5.21
Information Technology	4.78
Sector Types Each Less Than 3%	3.18
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Nestle S.A.	8.45
Novartis AG	5.84
Roche Holding AG	3.70
Diageo PLC	2.57
AstraZeneca PLC	2.52
LVMH Moet Hennessy Louis Vuitton S.E.	2.34
Allianz S.E.	2.05
Iberdrola S.A.	1.97
Enel S.p.A.	1.89
adidas AG	1.76
Total	33.09

*	Excluding money market fund holdings.

17

Invesco S&P International Developed Momentum ETF (IDMO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended - S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index (Net)	11.87%	7.93%	25.73%	2.25%	11.74%	3.67%	31.88%
MSCI EAFE® Index (Net)	11.04	8.48	27.67	4.31	23.47	5.85	54.76
Fund
NAV Return	11.30	7.50	24.22	1.82	9.44	3.23	27.64
Market Price Return	11.42	7.52	24.29	1.51	7.78	3.09	26.38

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive a portion of its management fee through February 28, 2021. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% (0.25% after fee waiver) includes the unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index is comprised of the performance of the S&P BMI International Developed High Beta IndexTM, the Fund’s underlying index from Fund inception through the conversion date, March 21, 2016, followed by the performance of the Index for the period March 21, 2016 through October 31, 2019.

-	Net returns reflect reinvested dividends net of withholding taxes.

18

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.53%
Australia-6.46%
AGL Energy Ltd.	5,012	$68,301
ALS Ltd.	12,238	68,041
Atlas Arteria Ltd.	11,556	63,931
Aurizon Holdings Ltd.	16,112	65,492
AusNet Services	53,498	68,186
Bank of Queensland Ltd.(a)	10,592	66,041
Bendigo & Adelaide Bank Ltd.	8,868	65,067
Brambles Ltd.	8,451	69,693
Challenger Ltd.	14,810	81,219
Charter Hall Group	7,479	58,225
Coca-Cola Amatil Ltd.	8,707	60,887
Cochlear Ltd.	440	64,126
Commonwealth Bank of Australia	1,210	65,573
Computershare Ltd.	6,338	69,166
Crown Resorts Ltd.	7,942	68,177
Dexus	7,451	61,446
Domino’s Pizza Enterprises Ltd.	2,199	77,280
Downer EDI Ltd.	12,869	71,372
Evolution Mining Ltd.	17,735	50,463
Flight Centre Travel Group Ltd.(a)	1,982	58,157
Goodman Group	6,702	66,444
GPT Group (The)	15,020	61,571
Harvey Norman Holdings Ltd.	22,064	62,172
Incitec Pivot Ltd.	31,018	73,726
Metcash Ltd.	32,501	63,144
Mirvac Group	30,325	67,065
National Australia Bank Ltd.	3,486	68,712
Newcrest Mining Ltd.	2,512	54,169
Northern Star Resources Ltd.	7,820	52,744
Orica Ltd.	4,469	70,507
Orora Ltd.	34,627	73,716
OZ Minerals Ltd.	10,971	76,718
Qantas Airways Ltd.	15,740	69,511
QBE Insurance Group Ltd.	7,845	68,101
Ramsay Health Care Ltd.	1,480	69,836
Scentre Group	23,987	63,294
Shopping Centres Australasia Property Group	37,053	68,669
Sonic Healthcare Ltd.	3,251	63,923
Star Entertainment Group Ltd. (The)	23,397	75,761
Stockland	21,351	71,931
Suncorp Group Ltd.	6,809	63,095
Sydney Airport	11,294	68,317
Tabcorp Holdings Ltd.	20,435	67,578
Telstra Corp. Ltd.	26,674	64,136
Transurban Group	6,389	65,321
Vicinity Centres	37,344	68,694
Vocus Group Ltd.(b)	29,852	68,281
Washington H Soul Pattinson & Co. Ltd.	4,654	69,642
Wesfarmers Ltd.	2,472	67,715
Westpac Banking Corp.	3,371	65,516
Whitehaven Coal Ltd.	28,342	64,632
Woolworths Group Ltd.	2,596	66,747

		3,462,231

Austria-0.65%
ANDRITZ AG	1,775	79,765
OMV AG	1,268	74,014

	Shares	Value
Austria-(continued)
Telekom Austria AG(b)	8,645	$66,935
Verbund AG	1,062	57,464
Vienna Insurance Group AG Wiener Versicherung
Gruppe	2,618	70,975

		349,153

Belgium-1.45%
Ackermans & van Haaren N.V.	435	66,633
Ageas	1,193	68,731
Colruyt S.A.	1,221	67,893
Groupe Bruxelles Lambert S.A.	685	68,765
KBC Group N.V.	1,105	77,518
Proximus SADP	2,212	67,939
Sofina S.A.	335	74,076
Solvay S.A., Class A.	643	69,943
Telenet Group Holding N.V.	1,337	65,661
UCB S.A.	871	70,217
Umicore S.A.	1,891	77,995

		775,371

Canada-3.31%
Alimentation Couche-Tard, Inc., Class B	2,092	62,871
Bank of Nova Scotia (The)	1,209	69,485
BCE, Inc.	1,360	64,650
Canadian Tire Corp. Ltd., Class A(a)	637	68,816
Canadian Utilities Ltd., Class A	2,219	64,847
CGI, Inc.(b)	824	64,185
Enbridge, Inc.	1,929	70,403
Fairfax Financial Holdings Ltd.	146	61,984
Fortis, Inc.	1,532	63,781
Franco-Nevada Corp.	646	62,813
George Weston Ltd.	781	62,659
Great-West Lifeco, Inc.	3,027	73,766
Hydro One Ltd.(c)	3,462	64,507
Intact Financial Corp.	664	68,656
Loblaw Cos., Ltd.	1,163	62,152
Metro, Inc.	1,513	64,119
Power Corp. of Canada	3,046	70,637
Power Financial Corp.	3,027	70,934
RioCan REIT	3,174	63,825
Rogers Communications, Inc., Class B	1,312	61,899
Royal Bank of Canada	863	69,757
Saputo, Inc.	2,117	61,528
Shaw Communications, Inc., Class B	3,345	68,409
Sun Life Financial, Inc.	1,569	70,539
Teck Resources Ltd., Class B	3,767	59,671
TELUS Corp.	1,763	62,842
Thomson Reuters Corp.	930	62,627

		1,772,362

China-1.37%
China Mengniu Dairy Co. Ltd.(b)	16,376	65,502
Guotai Junan International Holdings Ltd.	380,738	64,123
Kerry Logistics Network Ltd.	41,859	66,866
Minth Group Ltd.	21,704	76,983
Semiconductor Manufacturing International Corp.(b)	57,428	73,198
Shougang Fushan Resources Group Ltd.	292,323	60,421
Tingyi Cayman Islands Holding Corp.	46,092	61,396

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2019

	Shares	Value
China-(continued)
Towngas China Co., Ltd.(b)	96,376	$74,394
Uni-President China Holdings Ltd.	55,592	57,452
Xinyi Glass Holdings Ltd.	63,306	71,321
Xinyi Solar Holdings Ltd., A Shares	106,714	60,453

		732,109

Denmark-1.83%
Carlsberg A/S, Class B	430	60,522
Chr Hansen Holding A/S	752	57,751
Coloplast A/S, Class B	536	64,618
Danske Bank A/S	5,083	72,560
Demant A/S(b)	2,185	57,696
GN Store Nord A/S	1,525	67,053
H. Lundbeck A/S	1,781	60,780
ISS A/S	2,556	66,920
Jyske Bank A/S(a)(b)	2,306	76,699
Novozymes A/S, Class B	1,494	70,376
Orsted A/S(c)	658	57,746
Pandora A/S	1,492	73,401
Rockwool International A/S, Class B	324	63,681
Tryg A/S	2,134	59,632
Vestas Wind Systems A/S	876	71,539

		980,974

Finland-1.03%
Elisa Oyj	1,269	69,330
Fortum Oyj	2,807	68,552
Huhtamaki Oyj	1,680	77,783
Kesko Oyj, Class B	1,015	67,581
Kone Oyj, Class B	1,089	69,300
Orion Oyj, Class B(a)	1,718	76,169
Sampo Oyj, Class A	1,632	66,894
Wartsila Oyj Abp	5,429	57,310

		552,919

France-5.66%
Aeroports de Paris.	363	69,009
Air France-KLM(b)	5,818	69,290
Air Liquide S.A.	512	68,031
Alstom S.A.	1,503	64,977
BioMerieux	810	66,285
Bollore S.A.	15,364	66,507
Bouygues S.A.	1,748	74,106
Bureau Veritas S.A.	2,667	68,108
CNP Assurances.	3,539	70,201
Covivio	606	68,623
Danone S.A.	715	59,316
Dassault Systemes S.E.	453	68,758
Edenred	1,327	69,878
Electricite de France S.A.	5,242	54,108
Elis S.A.	3,597	68,743
ENGIE S.A.	4,231	70,781
EssilorLuxottica S.A.	435	66,390
Eurazeo S.E.	973	67,846
Eutelsat Communications S.A.	3,642	69,074
Gecina S.A.	412	70,694
Getlink S.E.	4,545	76,110
ICADE	728	71,311
Iliad S.A.(a)	699	72,369
Ipsen S.A.	610	64,992
Klepierre S.A.	2,108	78,526

	Shares	Value
France-(continued)
Lagardere SCA	3,083	$68,860
L’Oreal S.A.	233	68,054
Orange S.A.	4,255	68,548
ORPEA Group	508	61,152
Pernod Ricard S.A.	331	61,116
Publicis Groupe S.A.	1,343	57,760
Remy Cointreau S.A.	427	57,118
Renault S.A.	1,091	55,698
Rubis SCA	1,115	64,623
Sanofi S.A.	725	66,827
SCOR S.E.	1,639	69,083
Societe BIC S.A.	1,008	70,005
Sodexo S.A.	555	61,052
Suez	4,104	63,986
Teleperformance	289	65,516
Thales S.A.	533	52,114
Ubisoft Entertainment S.A.(b)	810	47,841
Veolia Environnement S.A.	2,579	67,817
Vinci S.A.(a)	584	65,545
Vivendi S.A.	2,315	64,465
Wendel S.A.	460	65,176

		3,036,389

Germany-3.92%
1&1 Drillisch AG(a)	2,341	62,630
adidas AG	216	66,716
Allianz S.E.	291	71,099
Aroundtown S.A.	8,077	68,178
Axel Springer S.E.	929	66,280
Beiersdorf AG	505	59,805
Carl Zeiss Meditec AG, BR.	546	59,544
Deutsche Boerse AG	427	66,193
Deutsche Telekom AG	3,858	67,868
Deutsche Wohnen S.E.	1,851	69,634
DWS Group GmbH & Co. KGaA(c)	2,251	72,829
E.ON S.E.	6,880	69,365
Fielmann AG	887	68,479
Fuchs Petrolub S.E.	1,891	76,266
Hannover Rueck S.E.	398	70,512
Henkel AG& Co. KGaA	241	23,217
Henkel AG& Co. KGaA, Preference Shares	412	42,830
HOCHTIEF AG	589	73,466
LEG Immobilien AG	565	64,862
Merck KGaA	598	71,319
Muenchener Rueckversicherungs-Gesellschaft AG	264	73,338
Puma S.E.	868	65,318
Rocket Internet S.E.(b)(c)	2,322	61,707
RWE AG	2,163	65,952
Scout24 AG(c)	1,109	68,606
Siemens AG	643	74,161
Siemens Healthineers AG(c)	1,634	69,446
Symrise AG	683	65,744
Talanx AG	1,561	71,925
Uniper S.E.	2,046	63,776
United Internet AG	2,025	61,021
Vonovia S.E.	1,325	70,527

		2,102,613

Hong Kong-3.79%
Bank of East Asia Ltd. (The)	25,277	60,954
Cafe de Coral Holdings Ltd.	21,075	57,543

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2019

	Shares	Value
Hong Kong-(continued)
Champion REIT	93,977	$62,350
CK Hutchison Holdings Ltd.	7,270	67,249
CK Infrastructure Holdings Ltd.	9,658	69,560
CLP Holdings Ltd.	6,337	65,774
Dah Sing Banking Group Ltd.	46,207	59,780
Dairy Farm International Holdings Ltd.	9,324	56,224
Hang Lung Group Ltd.	25,322	63,517
Hang Seng Bank Ltd.	2,976	62,195
Hong Kong & China Gas Co., Ltd. (The)	32,429	62,974
Hongkong Land Holdings Ltd.	10,970	60,335
Huabao International Holdings Ltd.	169,658	62,125
Hysan Development Co. Ltd.	15,456	61,034
Jardine Matheson Holdings Ltd.	1,166	66,602
Jardine Strategic Holdings Ltd.	2,076	67,117
Link REIT	5,754	62,733
Mapletree North Asia Commercial Trust(c)	65,818	61,903
MTR Corp. Ltd.	10,691	61,382
NWS Holdings Ltd.	36,771	54,797
PCCW Ltd.	117,175	69,668
Power Assets Holdings Ltd.	9,551	68,181
Shangri-La Asia Ltd.	62,370	64,059
Sino Land Co. Ltd.	43,774	65,569
Sun Art Retail Group Ltd.	66,633	68,098
Swire Pacific Ltd., Class A	5,127	48,865
Swire Pacific Ltd., Class B	8,915	13,194
Swire Properties Ltd.	18,841	59,376
United Energy Group Ltd.(b)	372,006	75,467
Vitasoy International Holdings Ltd.	12,960	52,748
VTech Holdings Ltd.	8,064	70,786
Wharf Real Estate Investment Co. Ltd.	10,852	63,968
Yue Yuen Industrial Holdings Ltd.	24,030	67,758

		2,033,885

Ireland-0.24%
Glanbia PLC	5,557	61,935
Kerry Group PLC, Class A	537	64,943

		126,878

Israel-2.91%
Airport City Ltd.(b)	3,403	64,225
Alony Hetz Properties & Investments Ltd.	4,709	67,958
Amot Investments Ltd.	9,126	64,232
Azrieli Group Ltd.	895	68,962
Bank Hapoalim BM	8,665	69,324
Bank Leumi Le-Israel BM	9,601	69,919
Delek Group Ltd.	493	61,563
Elbit Systems Ltd.	397	65,067
First International Bank of Israel Ltd.	2,570	70,553
Gazit-Globe Ltd.	6,598	66,531
Harel Insurance Investments & Financial Services Ltd.	8,180	65,351
Israel Chemicals Ltd.	14,696	65,273
Israel Discount Bank Ltd., Class A	16,094	73,538
Melisron Ltd.	1,086	65,772
Migdal Insurance & Financial Holdings Ltd.	64,931	67,390
Mizrahi Tefahot Bank Ltd.	2,817	69,874
Nice Ltd.(b)	421	66,575
Oil Refineries Ltd.	130,085	66,749
Paz Oil Co. Ltd.	489	74,928
Phoenix Holdings Ltd. (The)	11,231	68,434
Shufersal Ltd.	9,376	63,357

	Shares	Value
Israel-(continued)
Strauss Group Ltd.	2,158	$65,349
Tower Semiconductor Ltd.(b)	3,468	76,475

		1,557,399

Italy-2.98%
A2A S.p.A.	35,967	72,188
Amplifon S.p.A.	2,455	61,680
Assicurazioni Generali S.p.A.	3,483	70,625
Banca Mediolanum S.p.A.	8,737	74,909
Buzzi Unicem S.p.A.	3,029	73,128
Buzzi Unicem S.p.A., RSP	4,504	68,941
Davide Campari-Milano S.p.A.	6,731	61,690
DiaSorin S.p.A.	542	61,073
Enel S.p.A.	8,704	67,392
Eni S.p.A.	4,290	64,948
Ferrari N.V.	402	64,336
Hera S.p.A.	16,021	68,600
Infrastrutture Wireless Italiane S.p.A.(c)	6,336	65,032
Italgas S.p.A.	9,906	63,746
Mediaset S.p.A.(a)(b)	20,813	62,253
Moncler S.p.A.	1,673	64,468
Pirelli & C S.p.A.(c)	11,788	68,150
PRADA S.p.A.	22,338	76,952
Prysmian S.p.A.	2,835	65,503
Recordati S.p.A.	1,449	60,896
Salvatore Ferragamo S.p.A.	3,271	61,126
Snam S.p.A.	12,635	64,843
Terna Rete Elettrica Nazionale S.p.A.	10,067	66,534
UnipolSai Assicurazioni S.p.A.	25,325	70,663

		1,599,676

Japan-32.60%
ABC-Mart, Inc.	1,038	71,245
Aeon Mall Co. Ltd.	4,102	65,872
Ain Holdings, Inc.	1,195	68,535
Ajinomoto Co., Inc.	3,541	67,459
Alfresa Holdings Corp.	3,007	67,647
Amano Corp.	2,172	64,695
ANA Holdings, Inc.	1,929	66,414
Aozora Bank Ltd.	2,848	73,528
Ariake Japan Co. Ltd.	904	70,410
Asahi Group Holdings, Ltd.	1,357	68,161
ASKUL Corp.(a)	2,361	65,214
Autobacs Seven Co. Ltd.	3,877	64,267
Bandai Namco Holdings, Inc.	1,163	71,735
Benesse Holdings, Inc.	2,532	68,087
Bic Camera, Inc.	6,756	74,119
Bridgestone Corp.	1,755	73,427
Calbee, Inc.	2,212	74,071
Canon Marketing Japan, Inc.	3,255	69,433
Canon, Inc.	2,484	68,060
Capcom Co. Ltd.	2,515	59,720
Central Japan Railway Co.	310	63,933
Chubu Electric Power Co., Inc.	4,407	66,265
Chugoku Bank Ltd. (The)	7,960	78,713
Chugoku Electric Power Co., Inc. (The)	5,012	66,808
COMSYS Holdings Corp.	2,352	69,839
CyberAgent, Inc.	1,526	49,829
Daiichikosho Co. Ltd.	1,498	71,502
Daito Trust Construction Co., Ltd.	473	62,874
Daiwa House Industry Co., Ltd.	2,117	73,142

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2019

	Shares	Value
Japan-(continued)
Daiwa Securities Group, Inc.	14,814	$67,105
DeNA Co. Ltd.	3,436	58,705
Dentsu, Inc.	1,903	68,477
East Japan Railway Co.	732	66,690
Electric Power Development Co. Ltd.	2,798	68,174
Ezaki Glico Co. Ltd.	1,570	73,050
FamilyMart Co. Ltd.(a)	2,810	70,078
Fancl Corp.	2,717	77,284
FANUC Corp.	360	71,930
Fast Retailing Co. Ltd.	143	88,693
FP Corp.	1,054	65,811
Fuji Media Holdings, Inc.	5,112	69,512
Fuji Oil Holdings, Inc.	2,404	72,495
Fuji Seal International, Inc.	2,473	61,765
FUJIFILM Holdings Corp.	1,525	67,430
Fujitsu General Ltd.	3,948	71,798
Fujitsu Ltd.	835	74,312
Fukuyama Transporting Co. Ltd.	1,989	72,031
Glory Ltd.	2,448	72,463
GOLDWIN. Inc.(a)	930	71,489
H.I.S. Co., Ltd.(a)	2,602	67,779
Hachijuni Bank Ltd. (The)	17,724	77,057
Hakuhodo DY Holdings, Inc.	4,462	67,195
Hankyu Hanshin Holdings, Inc.	1,791	72,067
Heiwa Corp.(a)	3,317	68,485
Hikari Tsushin, Inc.	281	61,916
Hirose Electric Co. Ltd.	588	74,680
Hiroshima Bank Ltd. (The)	14,560	75,154
Hitachi High-Technologies Corp.	1,253	78,352
Hitachi Transport System Ltd.	2,234	63,752
Hokkaido Electric Power Co. Inc.	12,498	65,666
House Foods Group, Inc.	1,737	66,119
Hoya Corp.	775	68,843
Hulic Co., Ltd.	6,653	72,681
Iida Group Holdings Co. Ltd.	4,181	70,080
Isetan Mitsukoshi Holdings Ltd.	8,797	70,633
Ito En Ltd.	1,438	70,367
ITOCHU Corp.	3,233	67,917
Itochu Techno-Solutions Corp.	2,364	63,919
Itoham Yonekyu Holdings, Inc.	10,901	70,586
Japan Airlines Co. Ltd.	2,062	64,356
Japan Exchange Group, Inc.	3,961	65,916
Japan Post Bank Co. Ltd.(a)	7,073	70,792
Japan Post Holdings Co. Ltd.	7,231	66,621
Japan Post Insurance Co. Ltd.	4,575	72,536
Japan Tobacco, Inc.	3,150	71,564
Kagome Co. Ltd.	2,575	65,122
Kakaku.com, Inc.	2,624	61,240
Kaken Pharmaceutical Co. Ltd.	1,424	70,077
Kandenko Co. Ltd.	7,801	74,182
Kansai Electric Power Co., Inc. (The)	5,218	61,035
Kansai Paint Co. Ltd.	3,147	76,415
Kao Corp.	926	74,899
KDDI Corp.	2,412	66,913
Keihan Holdings Co. Ltd.	1,601	75,826
Keikyu Corp.	3,515	70,427
Keio Corp.	1,108	68,773
Keisei Electric Railway Co., Ltd.	1,720	70,722
Kewpie Corp.	2,816	64,080
Kinden Corp.	4,537	68,618

	Shares	Value
Japan-(continued)
Kintetsu Group Holdings Co. Ltd.	1,369	$74,842
Kobayashi Pharmaceutical Co. Ltd.	940	75,562
Koei Tecmo Holdings Co. Ltd.	3,332	77,209
KOKUYO Co., Ltd.	4,998	73,880
Konami Holdings Corp.	1,496	66,009
Konica Minolta, Inc.	9,349	69,098
Kose Corp.	434	77,482
K’s Holdings Corp.	6,184	70,875
Kyoritsu Maintenance Co. Ltd.	1,754	78,042
Kyowa Kirin Co., Ltd.	3,465	63,976
Kyudenko Corp.	2,171	71,694
Kyushu Electric Power Co., Inc.	6,535	65,407
Kyushu Railway Co.	2,212	73,252
Lawson, Inc.	1,362	75,341
Lintec Corp.	3,399	72,033
Lion Corp.	3,511	73,854
Maeda Road Construction Co. Ltd.	2,908	62,999
Maruha Nichiro Corp.	2,536	65,989
Maruichi Steel Tube Ltd.	2,745	75,668
Matsui Securities Co. Ltd.	7,845	64,876
Medipal Holdings Corp.	3,045	69,911
Megmilk Snow Brand Co. Ltd.	2,831	68,349
MEIJI Holdings Co. Ltd.	972	70,312
Miraca Holdings, Inc.	2,939	69,761
Mitsubishi Corp.	2,624	67,090
Mitsubishi Estate Co., Ltd.	3,416	66,595
Mitsubishi Heavy Industries Ltd.	1,721	70,079
Mitsubishi Shokuhin Co. Ltd.	2,762	70,541
Mitsubishi Tanabe Pharma Corp.	5,869	70,685
Mitsui & Co., Ltd.	4,124	71,242
Mitsui Fudosan Co., Ltd.	2,712	69,766
Mizuho Financial Group, Inc.	44,315	69,195
Morinaga & Co. Ltd.	1,380	68,295
Morinaga Milk Industry Co. Ltd.	1,623	63,130
MS&AD Insurance Group Holdings, Inc.	2,080	67,515
Murata Manufacturing Co., Ltd.	1,533	83,141
Nagoya Railroad Co. Ltd.	2,175	69,412
Nankai Electric Railway Co. Ltd.	2,554	66,718
NEC Corp.	1,554	61,812
NEXON Co., Ltd.(b)	4,834	56,118
NH Foods Ltd.	1,699	71,430
Nichirei Corp.	2,916	67,030
Nihon Kohden Corp.	2,405	72,191
Nihon Unisys Ltd.	2,080	68,977
Nikon Corp.	5,311	68,288
Nippo Corp.	3,724	76,957
Nippon Express Co., Ltd.	1,258	72,265
Nippon Kayaku Co. Ltd.	5,935	72,633
Nippon Paint Holdings Co. Ltd.	1,419	78,100
Nippon Shinyaku Co., Ltd.	814	73,791
Nippon Telegraph & Telephone Corp.	1,319	65,593
Nippon Television Holdings, Inc.	5,038	66,316
Nishi-Nippon Railroad Co. Ltd.	2,860	66,642
Nissan Chemical Corp.	1,565	64,855
Nissan Motor Co. Ltd.	10,691	68,178
Nissan Shatai Co. Ltd.	7,394	68,533
Nisshin Seifun Group, Inc.	3,523	70,066
Nissin Foods Holdings Co. Ltd.	927	70,315
Nitori Holdings Co. Ltd.	471	71,932
NOF Corp.	2,028	69,223

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2019

	Shares	Value
Japan-(continued)
Nomura Real Estate Holdings, Inc.	3,100	$73,812
NS Solutions Corp.	1,988	68,133
NTT Data Corp.	5,131	67,967
NTT DOCOMO, Inc.	2,588	71,221
OBIC Business Consultants Co. Ltd.	1,602	64,833
OBIC Co. Ltd.	630	79,548
Odakyu Electric Railway Co. Ltd.	2,855	69,800
Olympus Corp.	5,201	71,204
Open House Co. Ltd.	2,712	69,766
Oracle Corp. Japan	814	72,135
Orient Corp.	49,064	72,163
Oriental Land Co. Ltd.	463	68,033
ORIX Corp.	4,334	68,415
Osaka Gas Co. Ltd.	3,539	69,500
OSG Corp.	3,484	75,317
Otsuka Holdings Co. Ltd.	1,645	69,053
Paltac Corp.	1,345	65,443
Pan Pacific International Holdings Corp.	4,266	67,361
Pilot Corp.	1,951	79,949
Rengo Co. Ltd.	9,022	65,930
Resona Holdings, Inc.	16,460	72,338
Resorttrust, Inc.	4,252	68,202
Ricoh Co. Ltd.	7,324	65,716
Rinnai Corp.	1,057	78,122
Rohm Co. Ltd.	877	70,254
Ryohin Keikaku Co. Ltd.	3,662	82,146
Sankyo Co. Ltd.	1,886	66,208
Sankyu, Inc.	1,387	71,079
Sanrio Co. Ltd.	3,460	69,805
Sapporo Holdings Ltd.	2,712	68,411
SCSK Corp.	1,356	69,490
Secom Co. Ltd.	738	68,711
Sega Sammy Holdings, Inc.	4,704	66,488
Seibu Holdings, Inc.	3,821	67,615
Seino Holdings Co., Ltd.	5,051	65,272
Sekisui House Ltd.	3,705	80,266
Seven & i Holdings Co., Ltd.	1,834	69,556
Seven Bank Ltd.	24,921	72,616
SG Holdings Co. Ltd.	2,440	60,692
Shiga Bank Ltd. (The)	3,097	75,344
Shikoku Electric Power Co., Inc.	6,687	66,496
Shimamura Co. Ltd.	898	76,505
Shimano, Inc.	476	79,697
Shiseido Co. Ltd.	814	67,527
Shizuoka Bank Ltd. (The)	9,676	74,469
SHO-BOND Holdings Co. Ltd.	1,900	74,169
SKY Perfect JSAT Holdings, Inc.	16,559	68,776
Skylark Holdings Co. Ltd.	3,801	69,090
Sohgo Security Services Co. Ltd.	1,278	69,867
Sojitz Corp.	20,821	65,869
Sompo Holdings, Inc.	1,606	63,494
Sony Financial Holdings, Inc.	2,956	63,957
Sotetsu Holdings, Inc.	2,477	66,172
Square Enix Holdings Co. Ltd.	1,628	77,406
Subaru Corp.	2,436	70,373
Sumitomo Corp.	4,252	69,343
Sumitomo Dainippon Pharma Co. Ltd.	3,882	68,300
Sumitomo Mitsui Financial Group, Inc.	2,020	72,500
Sumitomo Mitsui Trust Holdings, Inc.	2,021	74,330
Sumitomo Osaka Cement Co. Ltd.	1,572	69,217

	Shares	Value
Japan-(continued)
Sumitomo Realty & Development Co., Ltd.	1,749	$63,793
Sundrug Co. Ltd.	2,117	70,400
Suntory Beverage & Food Ltd.	1,480	63,250
Suzuken Co., Ltd.	1,261	67,655
Suzuki Motor Corp.	1,796	85,343
Sysmex Corp.	1,084	71,063
Taisei Corp.	1,917	76,251
Taiyo Nippon Sanso Corp.	3,294	77,760
Takara Bio, Inc.	2,932	59,993
Takashimaya Co. Ltd.	5,934	69,273
Takeda Pharmaceutical Co., Ltd.	1,896	68,891
Teijin Ltd.	3,606	72,784
Terumo Corp.	2,248	73,821
TIS, Inc.	1,084	65,879
Tobu Railway Co. Ltd.	2,080	69,747
Toho Co. Ltd.	1,551	62,697
Toho Gas Co. Ltd.	1,728	67,534
Tohoku Electric Power Co., Inc.	6,525	67,239
Tokio Marine Holdings, Inc.	1,335	72,465
Tokyo Electric Power Co. Holdings, Inc.(b)	13,350	61,993
Tokyo Gas Co., Ltd.	2,546	62,316
Tokyu Corp.	3,616	68,604
Toray Industries, Inc.	9,289	66,223
Toshiba Plant Systems & Services Corp.	3,992	78,359
Toyo Seikan Group Holdings Ltd.	4,432	70,802
Toyo Suisan Kaisha Ltd.	1,608	67,827
Toyota Motor Corp.	964	67,254
Trend Micro, Inc.	1,423	72,397
TV Asahi Holdings Corp.	4,235	66,872
Unicharm Corp.	2,126	72,548
Ushio, Inc.	4,884	73,505
USS Co. Ltd.	3,461	67,424
West Japan Railway Co.	751	65,419
Yamada Denki Co. Ltd.	13,928	67,382
Yamaguchi Financial Group, Inc.	10,257	72,773
Yamato Holdings Co. Ltd.	3,838	64,757
Yamazaki Baking Co. Ltd.	3,839	65,555
Yaoko Co. Ltd.	1,494	69,929
Yokogawa Electric Corp.	3,708	68,497
Zenkoku Hosho Co. Ltd.	1,789	75,214
Zensho Holdings Co. Ltd.	2,879	61,066
Zeon Corp.	5,531	63,596

		17,480,349

Jordan-0.13%
Hikma Pharmaceuticals PLC	2,590	67,364

Luxembourg-0.27%
Eurofins Scientific S.E.(a)	139	70,435
L’Occitane International S.A.	32,344	72,878

		143,313

Mexico-0.12%
Fresnillo PLC(a)	6,911	63,494

Netherlands-1.62%
ABN AMRO Group N.V., CVA(c)	3,647	67,908
Akzo Nobel N.V.	723	66,586
Euronext N.V.(c)	822	66,258
EXOR N.V.	942	72,221
GrandVision N.V.(c)	2,131	65,142
Heineken Holding N.V.	638	60,787

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2019

	Shares	Value
Netherlands-(continued)
Heineken N.V.	593	$60,508
Koninklijke Ahold Delhaize N.V.	2,715	67,622
Koninklijke KPN N.V.	20,195	62,635
Koninklijke Vopak N.V.	1,359	74,580
NN Group N.V.	1,948	74,261
Signify N.V.(c)	2,253	65,956
Wolters Kluwer N.V.	884	65,111

		869,575

New Zealand-1.03%
Air New Zealand Ltd.	34,740	62,937
Auckland International Airport Ltd.	10,483	62,522
Contact Energy Ltd.	11,388	53,897
Fletcher Building Ltd.	22,126	64,987
Kiwi Property Group Ltd.	62,061	63,282
Mercury NZ Ltd.	18,938	60,300
Meridian Energy Ltd.	18,921	55,817
SKYCITY Entertainment Group Ltd.	26,437	66,290
Spark New Zealand Ltd.	22,418	64,407

		554,439

Norway-0.83%
Gjensidige Forsikring ASA	3,346	62,647
Leroy Seafood Group ASA	9,805	65,828
Mowi ASA	2,680	65,444
Orkla ASA	7,080	68,123
Salmar ASA	1,362	63,567
Schibsted ASA, Class A	991	29,143
Schibsted ASA, Class B	1,218	34,068
Telenor ASA	3,114	58,388

		447,208

Poland-1.16%
Bank Polska Kasa Opieki S.A.	2,579	72,874
CD Projekt S.A.	1,012	66,874
Cyfrowy Polsat S.A.	8,933	64,861
Dino Polska S.A.(b)(c)	1,617	63,154
LPP S.A.	35	74,817
PGE Polska Grupa Energetyczna S.A.(b)	32,899	70,627
Polskie Gornictwo Naftowe i Gazownictwo S.A.	56,676	69,883
Powszechny Zaklad Ubezpieczen S.A.	6,957	67,382
Santander Bank Polska S.A.	858	70,439

		620,911

Portugal-0.13%
EDP - Energias de Portugal S.A., Class R	16,603	68,350

Russia-0.13%
Polymetal International PLC	4,391	71,877

Singapore-3.40%
Ascendas REIT	28,006	65,233
BOC Aviation Ltd.(c)	7,466	70,205
CapitaLand Commercial Trust	41,432	62,409
CapitaLand Ltd.	25,624	67,781
CapitaLand Mall Trust	33,326	62,198
ComfortDelGro Corp. Ltd.	35,534	60,052
Frasers Property Ltd.	50,882	68,792
Jardine Cycle & Carriage Ltd.	2,903	69,794
Keppel REIT	71,601	63,659
Mapletree Commercial Trust	39,761	68,072
Mapletree Commercial Trust, Rts., expiring 11/07/2019(b)	2,823	187

	Shares	Value
Singapore-(continued)
Mapletree Industrial Trust	37,774	$70,777
Mapletree Logistics Trust	57,006	70,370
Olam International Ltd.	49,198	66,154
SATS Ltd.	18,677	69,304
Sembcorp Industries Ltd.	41,640	70,065
SIA Engineering Co. Ltd.	35,823	70,280
Singapore Airlines Ltd.	10,115	69,938
Singapore Exchange Ltd.	10,716	70,393
Singapore Post Ltd.	97,818	69,000
Singapore Press Holdings Ltd.	45,720	74,579
Singapore Technologies Engineering Ltd.	22,625	66,331
Singapore Telecommunications Ltd.	27,938	67,743
StarHub Ltd.	68,912	65,826
Suntec REIT	46,119	63,031
Venture Corp. Ltd.	6,025	70,080
Wilmar International Ltd.	23,298	64,196
Wing Tai Holdings Ltd.	43,925	65,519

		1,821,968

South Korea-8.06%
BGF retail Co., Ltd.	376	57,525
BNK Financial Group, Inc.	11,642	69,545
Cheil Worldwide, Inc.	3,093	65,797
CJ CheilJedang Corp.	345	67,758
CJ CheilJedang Corp., Preference Shares	739	62,184
CJ ENM Co., Ltd.	501	71,052
Daelim Industrial Co. Ltd.	859	67,187
Daewoo Engineering & Construction Co. Ltd. (b)	18,579	69,545
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(b)	2,760	66,779
DB Insurance Co. Ltd.	1,616	70,143
DGB Financial Group, Inc.	11,020	66,587
Dongsuh Cos., Inc.	4,317	64,934
Doosan Bobcat, Inc.	2,174	58,860
E-MART, Inc.	686	65,743
Fila Korea Ltd.	1,343	66,489
GS Holdings Corp.	1,637	69,859
GS Retail Co. Ltd.	1,897	62,366
Hana Financial Group, Inc.	2,366	68,533
Hanmi Pharm Co. Ltd.	275	78,828
Hanwha Aerospace Co. Ltd.(b)	1,837	59,683
Hanwha Corp., Preference Shares	5,600	65,461
Hite Jinro Co. Ltd.	3,057	74,753
Hyundai Department Store Co. Ltd.	1,005	63,836
Hyundai Heavy Industries Holdings Co. Ltd.	237	69,565
Hyundai Marine & Fire Insurance Co. Ltd.	3,240	70,317
Hyundai Mipo Dockyard Co. Ltd.	1,868	69,762
Industrial Bank of Korea	6,327	64,170
Kakao Corp.	564	68,594
Kangwon Land, Inc.	2,711	73,050
KB Financial Group, Inc.	1,949	70,274
Korea Aerospace Industries Ltd.	1,873	61,175
Korea Gas Corp.	1,965	66,375
Korea Zinc Co. Ltd.	175	65,355
KT&G Corp.	771	66,268
Kumho Petrochemical Co. Ltd.	1,121	67,446
LG Chem Ltd.	223	58,939
LG Chem Ltd., Preference Shares	33	4,879
LG Corp.	1,089	64,959
LG Electronics, Inc.	1,181	67,909

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2019

	Shares	Value
South Korea-(continued)
LG Electronics, Inc., Preference Shares	189	$4,427
LG Uplus Corp.	5,851	67,640
Lotte Chemical Corp.	351	68,483
Medy-Tox, Inc.	214	60,699
Mirae Asset Daewoo Co. Ltd., 2nd Pfd.	18,963	67,152
NAVER Corp.	516	72,735
NCSoft Corp.	141	62,535
Netmarble Corp.(b)(c)	803	62,048
NongShim Co. Ltd.	311	64,689
Orion Corp.	834	75,984
Ottogi Corp.	133	64,588
POSCO Chemical Co., Ltd.	1,508	62,280
Posco International Corp.	4,167	65,364
S-1 Corp.	759	61,127
Samsung Card Co. Ltd.	2,331	67,218
Samsung Electro-Mechanics Co. Ltd.	844	81,973
Samsung Engineering Co. Ltd.(b)	5,055	77,338
Samsung Fire & Marine Insurance Co., Ltd.	325	60,478
Samsung Fire & Marine Insurance Co., Ltd., Preference Shares	26	3,609
Samsung Life Insurance Co. Ltd.	1,154	70,027
Samsung SDI Co. Ltd.	319	62,377
Samsung SDS Co. Ltd.	400	69,277
Shinhan Financial Group Co., Ltd.	1,897	69,296
SK Holdings Co. Ltd.	387	85,985
SK Innovation Co. Ltd.	483	66,423
SK Telecom Co., Ltd.	325	66,204
Woongjin Coway Co., Ltd.	918	72,433
Woori Financial Group, Inc.	6,455	65,191

		4,320,064

Spain-2.28%
ACS Actividades de Construccion y Servicios S.A.	1,684	68,368
Aena SME S.A.(c)	355	65,151
Amadeus IT Group S.A.	870	64,391
Bankinter S.A.	11,192	77,416
Cellnex Telecom S.A.(b)(c)	1,698	73,237
Corp Financiera Alba S.A.	1,273	63,555
EDP Renovaveis S.A.	5,866	66,884
Enagas S.A.	2,920	72,288
Endesa S.A.	2,458	66,911
Fomento de Construcciones y Contratas S.A.	5,064	61,355
Grifols S.A.(a)	2,061	66,405
Iberdrola S.A.	6,175	63,435
Inmobiliaria Colonial Socimi S.A.	5,481	70,810
Mapfre, S.A.	24,438	68,161
Merlin Properties SOCIMI, S.A.	4,840	71,277
Red Electrica Corp. S.A.	3,194	64,319
Repsol S.A.	4,325	70,930
Telefonica S.A.	9,107	69,852

		1,224,745

Sweden-2.80%
Alfa Laval AB	3,541	81,998
Assa Abloy AB, Class B	2,985	70,951
Castellum AB	2,903	59,435
Electrolux AB, Series B	2,941	77,384
Elekta AB, Class B	4,998	69,775
Essity AB, Class B	2,054	64,236
Fastighets AB Balder, Class B(b)	1,697	65,877

	Shares	Value
Sweden-(continued)
ICA Gruppen AB	1,303	$57,750
Industrivarden AB, Class A	1,647	36,481
Industrivarden AB, Class C	1,326	28,752
Investment AB Latour, Class B	4,727	64,029
Investor AB, Class A	309	15,588
Investor AB, Class B	1,054	54,099
L E Lundbergforetagen AB, Class B	1,685	63,557
Securitas AB, Class B	4,274	68,496
Skandinaviska Enskilda Banken AB, Class A	7,461	71,649
Skandinaviska Enskilda Banken AB, Class C	101	978
Skanska AB, Class B	3,276	69,877
Svenska Handelsbanken AB, Class A	7,192	72,157
Svenska Handelsbanken AB, Class B	170	1,710
Swedbank AB, Class A	5,061	70,943
Swedish Match AB	1,581	74,371
Swedish Orphan Biovitrum AB(b)	3,953	62,736
Tele2 AB, Class B	4,459	63,893
Telefonaktiebolaget LM Ericsson, Class A	99	864
Telefonaktiebolaget LM Ericsson, Class B	8,228	72,046
Telia Co. AB	14,496	63,871

		1,503,503

Switzerland-3.23%
Banque Cantonale Vaudoise	85	66,587
Barry Callebaut AG	33	69,562
Chocoladefabriken Lindt & Spruengli AG	1	81,885
Chocoladefabriken Lindt & Spruengli AG, PC	8	59,427
Coca-Cola HBC AG(b)	1,872	56,926
DKSH Holding AG	1,321	62,680
Flughafen Zurich AG	337	60,689
Geberit AG	143	72,547
Givaudan S.A.	24	70,462
Helvetia Holding AG	485	68,025
Nestle S.A.	569	60,732
Novartis AG	724	63,166
Pargesa Holding S.A., BR	872	68,841
PSP Swiss Property AG	483	63,878
Roche Holding AG	225	67,677
Roche Holding AG, BR	10	2,977
Schindler Holding AG	91	21,506
Schindler Holding AG, PC	191	46,688
SGS S.A.	26	67,665
Sika AG	453	77,814
Sonova Holding AG	277	63,443
Swatch Group AG (The)	283	15,157
Swatch Group AG (The), BR	187	51,736
Swiss Life Holding AG	134	66,976
Swiss Prime Site AG(b)	643	66,206
Swiss Re AG	650	68,047
Swisscom AG	133	67,932
Temenos AG(b)	373	53,205
Zurich Insurance Group AG	179	69,931

		1,732,367

Taiwan-0.12%
FIT Hon Teng Ltd.(c)	151,108	61,502

United Arab Emirates-0.11%
NMC Health PLC	2,053	57,993

United Kingdom-5.45%
Admiral Group PLC	2,556	66,877

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2019

	Shares	Value
United Kingdom-(continued)
AstraZeneca PLC	717	$69,594
Auto Trader Group PLC(c)	10,394	75,615
Barclays PLC	38,607	83,829
Berkeley Group Holdings PLC	1,381	78,646
BT Group PLC	31,873	84,426
Bunzl PLC	2,589	67,271
Cineworld Group PLC	24,095	69,435
Compass Group PLC	2,481	66,006
Croda International PLC	1,127	70,234
DCC PLC	743	69,570
Derwent London PLC	1,664	76,439
Diageo PLC	1,468	60,113
Direct Line Insurance Group PLC	18,947	66,712
Experian PLC	2,036	63,968
Fiat Chrysler Automobiles N.V.	4,797	74,540
GlaxoSmithKline PLC	3,040	69,572
Halma PLC	2,659	64,462
Hiscox Ltd.	3,414	65,780
Howden Joinery Group PLC	9,475	70,793
HSBC Holdings PLC	8,779	66,229
International Consolidated Airlines Group S.A.	10,065	69,184
International Consolidated Airlines Group S.A., ADR	1,271	17,438
Lloyds Banking Group PLC	106,931	78,593
London Stock Exchange Group PLC	745	67,039
National Grid PLC	6,053	70,595
Pearson PLC	6,261	55,270
Pennon Group PLC	6,911	80,325
Reckitt Benckiser Group PLC	814	62,820
RELX PLC	2,655	63,833
Rightmove PLC	9,876	76,498
RSA Insurance Group PLC	10,079	68,106
Sage Group PLC (The)	7,457	69,456
Segro PLC	6,690	73,081
Severn Trent PLC	2,568	74,933
Smith & Nephew plc	2,684	57,393
Smiths Group PLC	3,159	65,956

	Shares	Value
United Kingdom-(continued)
SSE PLC	4,536	$75,336
Tate & Lyle PLC	7,136	62,145
Unilever N.V.	1,019	60,196
Unilever PLC	1,001	59,875
United Utilities Group PLC	6,546	73,710
Whitbread PLC	1,191	62,586

		2,924,479

United States-0.46%
Amcor PLC, CDI	6,639	63,715
Carnival PLC	1,530	61,216
QIAGEN N.V.(b)	1,872	56,202
Waste Connections, Inc.	706	65,349

		246,482

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.53% (Cost $53,092,962)		53,361,942

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.53%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)(e)	614,148	614,148
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)(e)	205,462	205,544

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $819,678)		819,692

TOTAL INVESTMENTS IN SECURITIES-101.06% (Cost $53,912,640)		54,181,634
OTHER ASSETS LESS LIABILITIES-(1.06)%		(566,275)

NET ASSETS-100.00%		$53,615,359

Investment Abbreviations:

ADR-American Depositary Receipt

BR-Bearer Shares

CDI-CREST Depository Interest

CVA-Dutch Certificates

PC-Participation Certificate

Pfd.-Preferred

REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

Rts.-Rights

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2019.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $1,326,102, which represented 2.47% of the Fund’s Net Assets.

(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-95.35%
Argentina-2.48%
Banco BBVA Argentina S.A., ADR	2,227	$7,794
Banco Macro S.A., ADR	1,444	33,068
Globant S.A.(a)	1,083	101,001
Grupo Financiero Galicia S.A., ADR	3,221	37,235
Pampa Energia S.A., ADR(a)	2,015	31,373
Telecom Argentina S.A., ADR	2,739	24,651
Transportadora de Gas del Sur S.A., Class B, ADR	2,425	18,333
YPF S.A., ADR	5,590	52,322

		305,777

Brazil-4.37%
Ambev S.A.	6,110	26,453
Atacadao S.A.	500	2,380
B2W Cia Digital(a)	261	3,303
B3 S.A.–Brasil, Bolsa, Balcao	2,638	31,792
Banco Bradesco S.A.	1,625	13,297
Banco Bradesco S.A., Preference Shares	5,233	45,846
Banco BTG Pactual S.A.	252	4,078
Banco do Brasil S.A.	1,127	13,518
Banco Santander Brasil S.A.	550	6,448
BB Seguridade Participacoes S.A.	899	7,607
BR Malls Participacoes S.A.	984	3,763
Braskem S.A., Class A, Preference Shares	246	1,697
BRF S.A.(a)	800	7,076
CCR S.A.	1,529	6,262
Centrais Eletricas Brasileiras S.A.	300	2,956
Centrais Eletricas Brasileiras S.A., Class B, Preference Shares	322	3,288
Cia Brasileira de Distribuicao, Preference Shares	194	4,011
Cia de Saneamento Basico do Estado de Sao Paulo	455	6,191
Cia Energetica de Minas Gerais, Preference Shares	1,147	3,900
Cia Siderurgica Nacional S.A.	800	2,352
Cielo S.A.	1,544	2,908
Cogna Educacao	1,894	4,562
Cosan S.A.	233	3,354
Embraer S.A.	951	4,153
Energisa S.A.	200	2,387
ENGIE Brasil Energia S.A.	291	3,281
Equatorial Energia S.A.	209	5,304
Gerdau S.A., Preference Shares	1,372	4,590
Hypera S.A.	496	4,240
IRB Brasil Resseguros S.A.	558	5,253
Itau Unibanco Holding S.A., Preference Shares	6,314	56,984
Itausa - Investimentos Itau S.A., Preference Shares	5,706	19,487
Klabin S.A.	905	3,566
Localiza Rent a Car S.A.	814	8,756
Lojas Americanas S.A., Preference Shares	956	4,760
Lojas Renner S.A.	1,026	12,971
M Dias Branco S.A.	145	1,364
Magazine Luiza S.A.	760	8,451
Multiplan Empreendimentos Imobiliarios S.A.	403	2,932
Natura Cosmeticos S.A.	504	3,912

	Shares	Value
Brazil-(continued)
Notre Dame Intermedica Participacoes S.A.	400	$5,978
Petrobras Distribuidora S.A.	499	3,515
Petroleo Brasileiro S.A.	3,848	31,345
Petroleo Brasileiro S.A., Preference Shares	5,395	40,841
Porto Seguro S.A.	138	1,973
Raia Drogasil S.A.	292	8,001
Rumo S.A.(a)	1,457	8,275
Sul America S.A.	300	3,609
Suzano S.A.	731	5,944
Telefonica Brasil S.A., Preference Shares	593	7,841
TIM Participacoes S.A.	1,109	3,155
Ultrapar Participacoes S.A.	932	4,381
Vale S.A.(a)	4,069	47,842
WEG S.A.	1,098	6,975

		539,108

Chile-3.33%
Aguas Andinas S.A., Class A	24,200	11,104
Banco de Chile	286,766	36,957
Banco de Credito e Inversiones S.A.	462	25,743
Banco Santander Chile	623,142	38,691
Cencosud S.A.	13,624	18,514
Cia Cervecerias Unidas S.A.	1,368	13,661
Colbun S.A.	73,029	12,610
Embotelladora Andina S.A., Class B, Preference Shares	3,298	9,524
Empresa Nacional de Telecomunicaciones S.A. (a)	1,397	10,936
Empresas CMPC S.A.	10,455	23,844
Empresas COPEC S.A.	3,624	32,430
Enel Americas S.A.	270,655	50,587
Enel Chile S.A.	267,958	22,054
Itau CorpBanca	1,422,596	8,639
LATAM Airlines Group S.A.	2,882	31,892
SACI Falabella	6,995	35,635
Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	1,063	28,260

		411,081

China-3.63%
3SBio, Inc.(a)(b)	500	935
51job, Inc., ADR(a)	8	630
58.com, Inc., ADR(a)	25	1,320
AAC Technologies Holdings, Inc.	145	944
Agile Group Holdings Ltd.	453	613
Agricultural Bank of China Ltd., A Shares	600	310
Agricultural Bank of China Ltd., H Shares	7,646	3,151
Air China Ltd., H Shares	603	534
Alibaba Group Holding Ltd., ADR(a)	373	65,898
Alibaba Health Information Technology Ltd.(a)	1,157	1,168
Aluminum Corp. of China Ltd., A Shares(a)	100	48
Aluminum Corp. of China Ltd., H Shares(a)	341	101
Angang Steel Co. Ltd., H Shares(c)	466	156
Anhui Conch Cement Co. Ltd., H Shares	279	1,671
ANTA Sports Products Ltd.	317	3,106
Autohome, Inc., ADR(a)(c)	15	1,268
AVIC Capital Co., Ltd., A Shares	100	65
AviChina Industry & Technology Co. Ltd., H Shares	1,000	473

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)–(continued)

October 31, 2019

	Shares	Value
China-(continued)
BAIC Motor Corp. Ltd., H Shares(b)	500	$311
Baidu, Inc., ADR(a)	73	7,435
Bank of Beijing Co., Ltd., A Shares	100	79
Bank of China Ltd., A Shares	200	105
Bank of China Ltd., H Shares	21,241	8,699
Bank of Communications Co. Ltd., A Shares	200	159
Bank of Communications Co. Ltd., H Shares	2,000	1,368
Bank of Jiangsu Co., Ltd., A Shares	100	100
Bank of Nanjing Co., Ltd., A Shares	100	123
Bank of Shanghai Co., Ltd., A Shares	130	172
Baoshan Iron & Steel Co., Ltd., A Shares	100	82
Baozun, Inc., ADR(a)(c)	11	479
BBMG Corp., A Shares	100	46
BBMG Corp., H Shares	1,000	287
Beijing Capital International Airport Co. Ltd., H Shares	559	530
Beijing Enterprises Holdings Ltd.	167	787
Beijing Enterprises Water Group Ltd.(a)	955	500
BOE Technology Group Co., Ltd., A Shares	200	101
Brilliance China Automotive Holdings Ltd.	1,000	1,107
BYD Co. Ltd., H Shares(c)	212	998
BYD Electronic International Co. Ltd.	223	385
CGN Power Co. Ltd., H Shares(b)	3,000	777
China Agri-Industries Holdings Ltd.	1,000	330
China Aoyuan Group Ltd.	1,000	1,284
China Cinda Asset Management Co. Ltd., H Shares	2,000	416
China CITIC Bank Corp. Ltd., H Shares	2,000	1,161
China Coal Energy Co. Ltd., H Shares	1,000	399
China Communications Construction Co. Ltd., H Shares	1,462	1,114
China Communications Services Corp. Ltd., H Shares	790	489
China Conch Venture Holdings Ltd.	500	1,958
China Construction Bank Corp., A Shares	100	104
China Construction Bank Corp., H Shares	25,969	20,907
China Eastern Airlines Corp. Ltd., A Shares(a)	100	74
China Eastern Airlines Corp. Ltd., H Shares(a)	462	231
China Everbright Bank Co. Ltd., A Shares	200	123
China Everbright Bank Co. Ltd., H Shares	1,000	461
China Everbright International Ltd.	1,000	757
China Everbright Ltd.	306	454
China Evergrande Group(a)(c)	441	1,077
China Galaxy Securities Co. Ltd., H Shares	1,000	512
China Grand Automotive Services Group Co., Ltd., A Shares	100	51
China Hongqiao Group Ltd.	216	120
China Huarong Asset Management Co. Ltd., H Shares(b)	3,000	444
China International Capital Corp. Ltd., H Shares(b)(c)	400	732
China Jinmao Holdings Group Ltd.	1,022	682
China Life Insurance Co., Ltd., H Shares	1,974	5,138
China Literature Ltd.(a)(b)(c)	60	236
China Longyuan Power Group Corp. Ltd., H Shares	1,000	541
China Medical System Holdings Ltd.	452	615
China Mengniu Dairy Co. Ltd.(a)	693	2,772
China Merchants Bank Co. Ltd., A Shares	200	1,009
China Merchants Bank Co. Ltd., H Shares	1,024	4,899

	Shares	Value
China-(continued)
China Merchants Port Holdings Co. Ltd.	439	$688
China Merchants Shekou Industrial Zone Holdings Co., Ltd., A Shares	100	266
China Minsheng Banking Corp. Ltd., A Shares	200	175
China Minsheng Banking Corp. Ltd., H Shares	1,800	1,261
China Mobile Ltd.	1,669	13,586
China Molybdenum Co., Ltd., A Shares	100	48
China Molybdenum Co., Ltd., H Shares	1,234	390
China National Building Material Co. Ltd., H Shares	1,278	1,079
China National Nuclear Power Co., Ltd., A Shares	100	72
China Oilfield Services Ltd., H Shares	598	835
China Oriental Group Co. Ltd.	369	129
China Overseas Land & Investment Ltd.	933	2,952
China Pacific Insurance (Group) Co., Ltd., H Shares	671	2,440
China Petroleum & Chemical Corp., A Shares	100	70
China Petroleum & Chemical Corp., H Shares	6,428	3,691
China Power International Development Ltd.	1,000	209
China Railway Construction Corp. Ltd., A Shares	100	133
China Railway Construction Corp. Ltd., H Shares	500	547
China Railway Group Ltd., H Shares	1,251	755
China Railway Signal & Communication Corp. Ltd., H Shares(b)	488	292
China Reinsurance Group Corp., H Shares	1,000	163
China Resources Beer Holdings Co. Ltd.	353	1,817
China Resources Cement Holdings Ltd.	807	885
China Resources Gas Group Ltd.	294	1,774
China Resources Land Ltd.	732	3,124
China Resources Pharmaceutical Group Ltd.(b)	500	463
China Resources Power Holdings Co. Ltd.	581	732
China Shenhua Energy Co. Ltd., H Shares	846	1,721
China Shipbuilding Industry Co., Ltd., A Shares	100	75
China Southern Airlines Co., Ltd., A Shares	100	95
China Southern Airlines Co., Ltd., H Shares	606	374
China State Construction Engineering Corp. Ltd., A Shares	200	149
China State Construction International Holdings Ltd.	667	614
China Taiping Insurance Holdings Co. Ltd.	334	754
China Telecom Corp. Ltd., H Shares	3,387	1,443
China Tower Corp. Ltd., H Shares(b)	11,102	2,451
China Traditional Chinese Medicine Holdings Co. Ltd.	749	335
China Unicom Hong Kong Ltd.	1,453	1,440
China United Network Communications Ltd., A Shares	200	175
China Vanke Co., Ltd., A Shares	100	377
China Vanke Co., Ltd., H Shares	400	1,462
China Yangtze Power Co., Ltd., A Shares	100	254
China Zhongwang Holdings Ltd.	400	166
Chongqing Rural Commercial Bank Co., Ltd., H Shares	1,000	535
CIFI Holdings Group Co., Ltd.	1,154	773
CITIC Ltd.	1,440	1,892
CITIC Securities Co. Ltd., A Shares	100	308
CITIC Securities Co. Ltd., H Shares	460	847

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)–(continued)

October 31, 2019

	Shares	Value
China-(continued)
CNOOC Ltd.	4,542	$6,815
COSCO SHIPPING Development Co., Ltd., A Shares	100	35
COSCO SHIPPING Energy Transportation Co. Ltd., H Shares	407	176
COSCO SHIPPING Holdings Co. Ltd., A Shares(a)	100	66
COSCO SHIPPING Holdings Co. Ltd., H Shares(a)	500	188
COSCO SHIPPING Ports Ltd.	555	437
Country Garden Holdings Co. Ltd.	2,370	3,302
Country Garden Services Holdings Co. Ltd.	330	1,122
CRRC Corp. Ltd., A Shares	200	205
CRRC Corp. Ltd., H Shares	1,372	919
CSPC Pharmaceutical Group Ltd.	1,556	4,000
Dali Foods Group Co. Ltd.(b)	500	343
Daqin Railway Co. Ltd., A Shares	100	108
Datang International Power Generation Co. Ltd., H Shares	1,009	200
Dongfeng Motor Group Co. Ltd., H Shares	896	901
East Money Information Co., Ltd., A Shares	100	212
ENN Energy Holdings Ltd.	277	3,174
Far East Horizon Ltd.	407	386
Focus Media Information Technology Co., Ltd., A Shares	100	85
Fosun International Ltd.	500	656
Founder Securities Co., Ltd., A Shares	100	96
Future Land Development Holdings Ltd.(a)(c)	586	620
Fuyao Glass Industry Group Co., Ltd., H Shares(b)	167	473
GD Power Development Co., Ltd., A Shares	100	33
GDS Holdings Ltd., ADR(a)	18	750
Geely Automobile Holdings Ltd.	1,163	2,211
Genscript Biotech Corp.(a)(c)	303	728
GF Securities Co., Ltd., H Shares(a)	400	418
GOME Retail Holdings Ltd.(a)(c)	3,000	272
Great Wall Motor Co. Ltd., H Shares	1,000	814
Greenland Holdings Corp. Ltd., A Shares	100	97
Greentown Service Group Co. Ltd.(b)	321	365
Guangdong Investment Ltd.	672	1,458
Guanghui Energy Co., Ltd., A Shares	100	47
Guangzhou Automobile Group Co., Ltd., H Shares	916	917
Guangzhou R&F Properties Co. Ltd., H Shares	400	622
Guotai Junan Securities Co., Ltd., A Shares	100	242
Guotai Junan Securities Co., Ltd., H Shares(b)	200	306
Haitian International Holdings Ltd.	211	499
Haitong Securities Co., Ltd., A Shares	100	200
Haitong Securities Co., Ltd., H Shares	670	686
Hangzhou Hikvision Digital Technology Co., Ltd., A Shares	100	460
Hengan International Group Co. Ltd.	214	1,496
HengTen Networks Group Ltd.(a)	8,000	115
Hesteel Co. Ltd., A Shares	100	35
Hua Hong Semiconductor Ltd.(b)	148	299
HUA XIA Bank Co., Ltd., A Shares	100	106
Huadian Power International Corp. Ltd., A Shares	100	50
Huadian Power International Corp. Ltd., H Shares	539	202
Huaneng Power International, Inc., H Shares	1,397	665
Huaneng Renewables Corp. Ltd., H Shares	2,000	766

	Shares	Value
China-(continued)
Huatai Securities Co., Ltd., A Shares	100	$248
Huatai Securities Co., Ltd., H Shares(b)	339	505
Huazhu Group Ltd., ADR	35	1,325
Industrial & Commercial Bank of China Ltd., A Shares	300	252
Industrial & Commercial Bank of China Ltd., H Shares	16,936	12,187
Industrial Bank Co., Ltd., A Shares	200	532
Industrial Securities Co., Ltd., A Shares	100	91
Inner Mongolia BaoTou Steel Union Co., Ltd., A Shares	200	39
Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd., A Shares(a)	100	42
Inner Mongolia Yitai Coal Co. Ltd., B Shares	300	262
iQIYI, Inc., ADR(a)(c)	39	680
JD.com, Inc., ADR(a)	194	6,043
Jiangsu Expressway Co. Ltd., H Shares	404	537
Jiangxi Copper Co., Ltd., H Shares	412	483
Kaisa Group Holdings Ltd.(a)	1,000	439
Kingboard Holdings Ltd.	229	612
Kingdee International Software Group Co. Ltd.	761	837
Kingsoft Corp. Ltd.(a)	272	628
Kunlun Energy Co. Ltd.	1,067	995
KWG Group Holdings Ltd.(a)	500	505
Lee & Man Paper Manufacturing Ltd.	511	285
Legend Holdings Corp., H Shares(b)	100	220
Lenovo Group Ltd.	1,606	1,123
Li Ning Co. Ltd.	500	1,700
Logan Property Holdings Co. Ltd.	454	694
Longfor Group Holdings Ltd.(b)	500	2,080
Luye Pharma Group Ltd.(b)	500	371
Maanshan Iron & Steel Co. Ltd., H Shares(c)	572	217
Meitu, Inc.(a)(b)(c)	500	111
Meituan Dianping, B Shares(a)(b)	315	3,764
Metallurgical Corp. of China Ltd., A Shares	100	39
Metallurgical Corp. of China Ltd., H Shares	1,000	212
MMG Ltd.(a)	798	167
Momo, Inc., ADR	38	1,274
NetEase, Inc., ADR	19	5,431
New China Life Insurance Co., Ltd., H Shares	200	780
New Oriental Education & Technology Group, Inc., ADR(a)	38	4,638
Nexteer Automotive Group Ltd.	290	271
NIO, Inc., ADR(a)(c)	173	251
Noah Holdings Ltd., ADR(a)(c)	9	273
People’s Insurance Co. Group of China Ltd. (The), H Shares	2,000	845
PetroChina Co., Ltd., A Shares	100	84
PetroChina Co., Ltd., H Shares	6,361	3,125
PICC Property & Casualty Co. Ltd., H Shares	2,175	2,761
Pinduoduo, Inc., ADR(a)	50	2,044
Ping An Bank Co., Ltd., A Shares	100	231
Ping An Insurance (Group) Co. of China Ltd., A Shares	100	1,253
Ping An Insurance (Group) Co. of China Ltd., H Shares	1,467	16,986
Poly Developments and Holdings Group Co., Ltd., A Shares	100	205
Postal Savings Bank of China Co. Ltd., H Shares(b)	2,000	1,284

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)–(continued)

October 31, 2019

	Shares	Value
China-(continued)
Power Construction Corp. of China Ltd., A Shares	100	$63
SAIC Motor Corp. Ltd., A Shares	100	334
Sany Heavy Industry Co. Ltd., A Shares	100	191
SDIC Power Holdings Co., Ltd., A Shares	100	119
Semiconductor Manufacturing International Corp.(a)	1,000	1,275
Shaanxi Coal Industry Co., Ltd., A Shares	100	119
Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	672	773
Shanghai Electric Group Co., Ltd., A Shares	100	69
Shanghai Electric Group Co., Ltd., H Shares	884	271
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	147	416
Shanghai Industrial Holdings Ltd.	162	302
Shanghai International Port Group Co., Ltd., A Shares	100	83
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., B Shares	240	264
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	200	362
Shanghai Pudong Development Bank Co., Ltd., A Shares	200	356
Shenwan Hongyuan Group Co., Ltd., A Shares	100	68
Shenzhen International Holdings Ltd.	314	639
Shenzhen Investment Ltd.	1,088	429
Shenzhen Overseas Chinese Town Co., Ltd., A Shares	100	100
Shenzhou International Group Holdings Ltd.	188	2,605
Shimao Property Holdings Ltd.	235	790
Shui On Land Ltd.	1,000	202
Sihuan Pharmaceutical Holdings Group Ltd.	1,000	131
SINA Corp.(a)	20	792
Sino Biopharmaceutical Ltd.	1,693	2,532
Sino-Ocean Group Holding Ltd.	1,000	369
Sinopec Engineering Group Co. Ltd., H Shares	500	286
Sinopec Shanghai Petrochemical Co. Ltd., H Shares	1,097	305
Sinopharm Group Co. Ltd., H Shares	427	1,534
Sinotrans Ltd., H Shares	1,000	295
Sinotruk Hong Kong Ltd.	228	346
SOHO China Ltd.	500	171
Sunac China Holdings Ltd.	639	2,911
Suning.com Co., Ltd., A Shares	100	150
Sunny Optical Technology Group Co., Ltd.	235	3,802
TAL Education Group, ADR(a)	94	4,024
TCL Corp., A Shares	100	47
Tencent Holdings Ltd.	1,512	61,887
Tencent Music Entertainment Group, ADR(a)	29	401
Tingyi Cayman Islands Holding Corp.	575	766
Tong Ren Tang Technologies Co. Ltd., H Shares	187	186
Tongling Nonferrous Metals Group Co., Ltd., A Shares	100	31
Towngas China Co., Ltd.(a)	325	251
TravelSky Technology Ltd., H Shares	308	703
Trip.com Group, Ltd., ADR(a)	108	3,563
Tsingtao Brewery Co., Ltd., H Shares	119	692
Uni-President China Holdings Ltd.	428	442
Vipshop Holdings Ltd., ADR(a)	131	1,512
Want Want China Holdings Ltd.	1,000	845

	Shares	Value
China-(continued)
Weibo Corp., ADR(a)(c)	14	$689
Weichai Power Co., Ltd., H Shares	642	1,014
Wuxi Biologics Cayman, Inc.(a)(b)	152	1,794
XCMG Construction Machinery Co., Ltd., A Shares	100	64
Xiaomi Corp., B Shares(a)(b)	1,000	1,136
Xinhu Zhongbao Co., Ltd., A Shares	100	60
Xinjiang Goldwind Science & Technology Co., Ltd., H Shares	200	239
Xinyi Solar Holdings Ltd., A Shares	981	556
Yanzhou Coal Mining Co. Ltd., H Shares	613	623
Yihai International Holding Ltd.(a)	156	1,063
Yonghui Superstores Co., Ltd., A Shares	100	119
Yuexiu Property Co. Ltd.	2,000	441
Yum China Holdings, Inc.	95	4,038
Yuzhou Properties Co. Ltd.	1,000	424
YY, Inc., ADR(a)(c)	14	796
Zhaojin Mining Industry Co. Ltd., H Shares	500	556
Zhejiang Expressway Co., Ltd., H Shares	474	389
Zhengqi Financial Holdings Corp., Rts.(a)(d)	7	0
ZhongAn Online P&C Insurance Co. Ltd., H Shares(a)(b)(c)	100	334
Zhongsheng Group Holdings Ltd.	188	625
Zhuzhou CRRC Times Electric Co., Ltd., H Shares	100	372
Zijin Mining Group Co. Ltd., A Shares	100	48
Zijin Mining Group Co. Ltd., H Shares	2,000	692
Zoomlion Heavy Industry Science and Technology Co., Ltd.	100	83
ZTE Corp., H Shares(a)	250	702
ZTO Express Cayman, Inc., ADR	84	1,848

		447,775

Colombia-3.99%
Bancolombia S.A.	4,867	59,209
Bancolombia S.A., Preference Shares	9,540	124,586
Cementos Argos S.A.	9,666	21,830
Ecopetrol S.A.	104,242	93,800
Grupo Argos S.A.	6,094	33,010
Grupo Aval Acciones y Valores S.A., Preference Shares	82,092	33,654
Grupo de Inversiones Suramericana S.A.	4,993	50,545
Grupo de Inversiones Suramericana S.A., Preference Shares	2,371	21,742
Interconexion Electrica S.A. ESP	9,419	54,366

		492,742

Czech Republic-3.67%
CEZ A.S.	9,191	209,842
Komercni banka, a.s.	4,330	146,490
Moneta Money Bank A.S.(b)	28,929	96,226

		452,558

Egypt-4.42%
Commercial International Bank Egypt S.A.E.	89,086	447,086
Eastern Co. S.A.E.	58,239	58,094
ElSewedy Electric Co.	48,847	40,706

		545,886

Greece-4.76%
Alpha Bank A.E.(a)	47,156	100,537

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)–(continued)

October 31, 2019

	Shares	Value
Greece-(continued)
Eurobank Ergasias S.A.(a)	93,915	$95,137
FF Group(a)(d)	1,216	0
Hellenic Telecommunications Organization S.A.	8,132	123,386
JUMBO S.A.	3,703	72,297
Motor Oil Hellas Corinth Refineries S.A.	2,052	50,685
National Bank of Greece S.A.(a)	18,489	62,707
OPAP S.A.	7,588	82,539

		587,288

Hong Kong-0.07%
Alibaba Pictures Group Ltd.(a)	4,631	762
Bosideng International Holdings Ltd.	2,000	1,036
China Ding Yi Feng Holdings Ltd.(d)	306	675
China First Capital Group Ltd.(a)	1,062	302
China Gas Holdings Ltd.	400	1,707
Haier Electronics Group Co. Ltd.	417	1,192
Hutchison China MediTech Ltd., ADR(a)	18	340
Kingboard Laminates Holdings Ltd.	500	459
Nine Dragons Paper Holdings Ltd.	540	470
SSY Group Ltd.	498	417
Sun Art Retail Group Ltd.	788	806

		8,166

Hungary-3.87%
Gedeon Richter Plc	3,914	72,647
MOL Hungarian Oil & Gas PLC	11,545	114,284
OTP Bank Nyrt	6,305	290,849

		477,780

India-2.62%
Axis Bank Ltd., GDR(b)	376	19,514
Dr. Reddy’s Laboratories Ltd., ADR	475	18,596
GAIL (India) Ltd., GDR(b)	264	3,049
HDFC Bank Ltd., ADR	964	58,891
ICICI Bank Ltd., ADR	1,181	15,389
Infosys Ltd., ADR	7,251	69,537
Larsen & Toubro Ltd., GDR(b)	547	11,542
Mahindra & Mahindra Ltd., GDR(b)	2,260	19,323
Reliance Industries Ltd., GDR(b)	1,466	60,179
State Bank of India, GDR(a)(b)	177	7,664
Tata Motors Ltd., ADR(a)	452	5,460
Tata Steel Ltd., GDR(b)(c)	3,324	17,883
Vedanta Ltd., ADR	1,396	11,643
Wipro Ltd., ADR	1,099	4,374

		323,044

Indonesia-4.19%
PT Adaro Energy Tbk	66,174	6,176
PT Astra International Tbk	92,560	45,828
PT Bank Central Asia Tbk	44,543	99,799
PT Bank Mandiri (Persero) Tbk	84,019	42,048
PT Bank Negara Indonesia (Persero) Tbk	33,594	18,368
PT Bank Rakyat Indonesia (Persero) Tbk	252,283	75,665
PT Bank Tabungan Negara (Persero) Tbk	19,475	2,581
PT Barito Pacific Tbk	120,500	8,155
PT Bukit Asam Tbk	13,241	2,122
PT Bumi Serpong Damai Tbk(a)	35,394	3,568
PT Charoen Pokphand Indonesia Tbk	33,225	14,912
PT Gudang Garam Tbk	2,222	8,880
PT Hanjaya Mandala Sampoerna Tbk	41,981	6,370
PT Indah Kiat Pulp & Paper Corp. Tbk	12,979	6,727

	Shares	Value
Indonesia-(continued)
PT Indocement Tunggal Prakarsa Tbk	8,438	$12,023
PT Indofood CBP Sukses Makmur Tbk	10,723	8,880
PT Indofood Sukses Makmur Tbk	20,284	11,127
PT Jasa Marga (Persero) Tbk	10,010	3,887
PT Kalbe Farma Tbk	94,977	10,792
PT Pabrik Kertas Tjiwi Kimia Tbk	6,441	4,852
PT Pakuwon Jati Tbk	77,494	3,450
PT Perusahaan Gas Negara Tbk	50,152	7,539
PT Semen Indonesia (Persero) Tbk	13,435	12,108
PT Surya Citra Media Tbk	26,889	2,337
PT Telekomunikasi Indonesia (Persero) Tbk	225,310	65,970
PT Unilever Indonesia Tbk	6,943	21,627
PT United Tractors Tbk	7,617	11,762

		517,553

Luxembourg-0.03%
Reinet Investments SCA	210	3,953

Malaysia-3.69%
AirAsia Group Bhd	6,400	2,925
Alliance Bank Malaysia Bhd	3,900	2,688
AMMB Holdings Bhd	6,900	6,589
Axiata Group Bhd	11,300	11,629
British American Tobacco Malaysia Bhd	600	2,702
CIMB Group Holdings Bhd	19,870	24,965
Dialog Group Bhd	15,300	12,742
DiGi.Com Bhd	12,900	14,510
Fraser & Neave Holdings Bhd	585	4,841
Gamuda Bhd	7,200	6,444
Genting Bhd	8,900	12,375
Genting Malaysia Bhd	12,400	9,526
Genting Plantations Bhd	1,000	2,379
HAP Seng Consolidated Bhd	2,600	6,210
Hartalega Holdings Bhd	6,200	7,805
Hong Leong Bank Bhd	2,700	11,127
Hong Leong Financial Group Bhd	875	3,648
IHH Healthcare Bhd	9,100	12,414
IJM Corp. Bhd	11,400	5,866
IOI Corp. Bhd	8,000	8,367
Kuala Lumpur Kepong Bhd	1,800	9,331
Malayan Banking Bhd	16,037	33,007
Malaysia Airports Holdings Bhd	4,100	7,771
Maxis Bhd	9,792	12,631
MISC Bhd	4,600	9,170
Nestle Malaysia Bhd	292	10,112
Petronas Chemicals Group Bhd	10,000	17,877
Petronas Dagangan Bhd	1,055	5,948
Petronas Gas Bhd	2,500	9,956
PPB Group Bhd	2,374	10,283
Press Metal Aluminium Holdings Bhd	5,800	6,607
Public Bank Bhd	12,831	62,336
QL Resources Bhd	2,693	4,692
RHB Bank Bhd	4,300	5,917
Sime Darby Bhd	11,300	6,139
Sime Darby Plantation Bhd	8,600	10,105
Sime Darby Property Bhd	9,901	1,718
SP Setia Bhd Group	6,400	1,853
Telekom Malaysia Bhd	4,800	4,319
Tenaga Nasional Bhd	12,875	42,706
Top Glove Corp. Bhd	6,400	6,663

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)–(continued)

October 31, 2019

	Shares	Value
Malaysia-(continued)
Westports Holdings Bhd	3,500	$3,585
YTL Corp. Bhd	11,400	2,374

		454,852

Mexico-3.67%
ALFA S.A.B. de C.V., Class A	9,891	8,605
Alsea S.A.B. de C.V.	1,789	4,789
America Movil S.A.B. de C.V., Series L	108,988	86,636
Arca Continental S.A.B. de C.V.	1,431	8,022
Cemex S.A.B. de C.V., Series CPO(e)	49,066	18,503
Coca-Cola Femsa, S.A.B. de C.V., Series L	1,680	9,263
El Puerto de Liverpool S.A.B. de C.V., Series C1	579	2,960
Fibra Uno Administracion S.A. de C.V.	10,300	15,698
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO(f)	6,284	55,950
Gruma S.A.B. de C.V., Class B	690	7,265
Grupo Aeroportuario del Pacifico, S.A.B. de C.V., Class B	1,196	12,581
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	678	11,155
Grupo Bimbo S.A.B. de C.V., Series A	5,334	9,944
Grupo Carso S.A.B. de C.V., Series A1	1,494	5,019
Grupo Financiero Banorte S.A.B. de C.V., Class O	8,462	46,344
Grupo Financiero Inbursa S.A.B. de C.V., Class O	7,551	9,413
Grupo Mexico S.A.B. de C.V., Class B	11,489	30,365
Grupo Televisa S.A.B., Series CPO(g)	7,851	17,396
Industrias Penoles S.A.B. de C.V.(c)	453	5,454
Infraestructura Energetica Nova S.A.B. de C.V.(a)	1,729	7,668
Kimberly-Clark de Mexico, S.A.B. de C.V., Class A(a)	4,928	9,971
Megacable Holdings S.A.B. de C.V., Series CPO(h)	944	3,891
Orbia Advance Corp. S.A.B. de C.V.	3,459	7,489
Promotora y Operadora de Infraestructura S.A.B de C.V.(c)	742	6,887
Wal-Mart de Mexico S.A.B. de C.V.	17,053	51,349

		452,617

Pakistan-3.49%
Habib Bank Ltd.	170,987	140,648
MCB Bank Ltd.	121,172	134,617
Oil & Gas Development Co. Ltd.	188,311	155,891

		431,156

Peru-3.71%
Cia de Minas Buenaventura S.A.A., ADR	4,726	72,497
Credicorp Ltd.	1,489	318,706
Southern Copper Corp.	1,863	66,285

		457,488

Philippines-4.10%
Aboitiz Equity Ventures, Inc.	16,206	17,868
Aboitiz Power Corp.	12,176	9,586
Alliance Global Group, Inc.	32,934	7,451
Altus San Nicolas Corp.(a)(d)	331	34
Ayala Corp.	2,338	39,623
Ayala Land, Inc.	60,666	58,042
Bank of the Philippine Islands	7,402	14,149

	Shares	Value
Philippines-(continued)
BDO Unibank, Inc.	16,185	$49,405
DMCI Holdings, Inc.	32,728	5,295
Globe Telecom, Inc.	276	9,921
GT Capital Holdings, Inc.	801	14,112
International Container Terminal Services, Inc.	8,269	19,342
JG Summit Holdings, Inc.	23,569	35,415
Jollibee Foods Corp.	3,589	16,408
Manila Electric Co.	1,861	12,410
Megaworld Corp.	92,759	8,829
Metro Pacific Investments Corp.	117,669	11,130
Metropolitan Bank & Trust Co.	14,801	19,717
PLDT, Inc.	716	15,521
Robinsons Land Corp.	17,230	8,641
Security Bank Corp.	1,867	7,329
SM Investments Corp.	1,988	40,352
SM Prime Holdings, Inc.	83,090	63,859
Universal Robina Corp.	7,243	21,553

		505,992

Poland-3.73%
Alior Bank S.A.(a)	748	5,286
Bank Millennium S.A.(a)	4,966	7,999
Bank Polska Kasa Opieki S.A.	1,398	39,503
CCC S.A.	236	6,904
CD Projekt S.A.	551	36,411
Cyfrowy Polsat S.A.	2,094	15,204
Dino Polska S.A.(a)(b)	402	15,701
Grupa Lotos S.A.	756	18,905
Jastrzebska Spolka Weglowa S.A.	433	2,197
KGHM Polska Miedz S.A.(a)	1,146	25,125
LPP S.A.	11	23,514
mBank S.A.(a)	122	12,209
Orange Polska S.A.(a)	5,336	8,742
PGE Polska Grupa Energetyczna S.A.(a)	6,888	14,787
Polski Koncern Naftowy ORLEN S.A.	2,451	67,073
Polskie Gornictwo Naftowe i Gazownictwo S.A.	14,192	17,499
Powszechna Kasa Oszczednosci Bank Polski S.A.	7,162	71,564
Powszechny Zaklad Ubezpieczen S.A.	4,949	47,933
Santander Bank Polska S.A.	292	23,972

		460,528

Qatar-3.87%
Barwa Real Estate Co.	17,160	16,118
Commercial Bank PSQC (The)	17,860	21,093
Industries Qatar QSC	16,230	46,849
Masraf Al Rayan QSC	33,070	34,060
Mesaieed Petrochemical Holding Co. Q.P.S.C.	39,580	27,177
Ooredoo Q.P.S.C.	7,200	14,436
Qatar Electricity & Water Co. QSC	4,850	21,046
Qatar Fuel Co. Q.P.S.C.	4,390	26,646
Qatar Insurance Co. SAQ	14,070	11,863
Qatar Islamic Bank SAQ	10,356	43,290
Qatar National Bank Q.P.S.C.	40,845	215,387

		477,965

Romania-0.04%
NEPI Rockcastle PLC	534	4,662

Russia-4.09%
Alrosa PJSC	5,870	6,826
Gazprom PJSC	24,250	98,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)–(continued)

October 31, 2019

	Shares	Value
Russia-(continued)
Inter RAO UES PJSC	84,000	$5,664
LUKOIL PJSC	940	86,846
Magnit PJSC, GDR(b)	812	9,224
Magnitogorsk Iron & Steel Works PJSC	5,100	2,908
MMC Norilsk Nickel PJSC	145	40,482
Mobile TeleSystems PJSC, ADR	1,137	10,176
Moscow Exchange MICEX-RTS PJSC	3,110	4,613
Novatek PJSC, GDR(b)	209	44,726
Novolipetsk Steel PJSC	2,740	5,347
PhosAgro PJSC, GDR(b)	266	3,346
Polymetal International PLC	481	7,898
Polyus PJSC	61	7,111
Rosneft Oil Co. PJSC	2,170	14,428
Sberbank of Russia PJSC	20,060	73,542
Severstal PJSC	480	6,609
Surgutneftegas PJSC	16,400	11,007
Surgutneftegas PJSC, Preference Shares	15,900	9,351
Tatneft PJSC	3,470	40,521
Transneft PJSC, Preference Shares	1	2,599
VTB Bank PJSC	6,030,000	4,055
X5 Retail Group N.V., GDR(b)	279	9,349

		505,034

Singapore-0.01%
BOC Aviation Ltd.(b)	100	940

South Africa-2.90%
Absa Group Ltd.	1,024	10,529
Anglo American Platinum Ltd.	77	5,764
AngloGold Ashanti Ltd.	588	12,897
Aspen Pharmacare Holdings Ltd.(a)	552	3,866
Bid Corp. Ltd.	477	11,163
Bidvest Group Ltd. (The)	409	5,595
Capitec Bank Holdings Ltd.	66	6,016
Clicks Group Ltd.	373	6,086
Discovery Ltd.	562	4,487
Exxaro Resources Ltd.	357	2,922
FirstRand Ltd.	4,672	20,253
Fortress REIT Ltd., Class A	1,642	2,290
Foschini Group Ltd. (The)	303	3,500
Gold Fields Ltd.	1,178	7,268
Growthpoint Properties Ltd.	4,224	6,200
Investec Ltd.	408	2,327
Kumba Iron Ore Ltd.	92	2,247
Liberty Holdings Ltd.	123	950
Life Healthcare Group Holdings Ltd.	1,678	2,658
Momentum Metropolitan Holdings	1,278	1,714
Mr Price Group Ltd.	365	3,872
MTN Group Ltd.	2,410	14,973
MultiChoice Group Ltd.(a)	624	5,221
Naspers Ltd., Class N	621	88,455
Nedbank Group Ltd.	526	8,003
Netcare Ltd.	1,651	1,875
Old Mutual Ltd.	7,025	9,164
Pick n Pay Stores Ltd.	526	2,308
PSG Group Ltd.	216	3,386
Rand Merchant Investment Holdings Ltd.	1,052	2,085
Redefine Properties Ltd.	7,787	3,898
Remgro Ltd.	752	8,650
RMB Holdings Ltd.	1,103	5,819
Sanlam Ltd.	2,537	13,401

	Shares	Value
South Africa-(continued)
Sappi Ltd.	752	$1,937
Sasol Ltd.	799	14,548
Shoprite Holdings Ltd.	671	6,032
SPAR Group Ltd. (The)	274	3,693
Standard Bank Group Ltd.	1,803	20,763
Telkom S.A. SOC Ltd.	400	1,836
Tiger Brands Ltd.	230	3,277
Truworths International Ltd.	629	2,237
Vodacom Group Ltd.	913	7,991
Woolworths Holdings Ltd.	1,416	5,404

		357,560

South Korea-4.03%
Amorepacific Corp.	24	3,961
Amorepacific Corp., Preference Shares	6	497
AMOREPACIFIC Group	21	1,527
BGF retail Co., Ltd.	6	918
BNK Financial Group, Inc.	203	1,213
Celltrion Healthcare Co. Ltd.(a)	37	1,752
Celltrion Pharm, Inc.(a)	10	344
Celltrion, Inc.(a)	64	11,002
Cheil Worldwide, Inc.	51	1,085
CJ CheilJedang Corp.	6	1,178
CJ Corp.	10	708
CJ ENM Co., Ltd.	8	1,135
CJ Logistics Corp.(a)	7	948
Daelim Industrial Co. Ltd.	20	1,564
Daewoo Engineering & Construction Co. Ltd.(a)	137	513
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	28	677
DB Insurance Co. Ltd.	36	1,563
Doosan Bobcat, Inc.	34	921
E-MART, Inc.	16	1,533
Fila Korea Ltd.	36	1,782
GS Engineering & Construction Corp.	44	1,169
GS Holdings Corp.	37	1,579
GS Retail Co. Ltd.	18	592
Hana Financial Group, Inc.	219	6,343
Hankook Tire & Technology Co., Ltd.	54	1,441
Hanmi Pharm Co. Ltd.	5	1,433
Hanmi Science Co. Ltd.	8	300
Hanon Systems	137	1,366
Hanwha Chemical Corp.	78	1,096
Hanwha Corp.	27	551
Hanwha Life Insurance Co. Ltd.	201	385
HDC Hyundai Development Co.-Engineering & Construction, Class E	20	532
Helixmith Co., Ltd.(a)	13	1,082
HLB, Inc.(a)	24	3,466
Hotel Shilla Co. Ltd.	23	1,532
Hyundai Department Store Co. Ltd.	9	572
Hyundai Engineering & Construction Co. Ltd.	58	2,141
Hyundai Glovis Co. Ltd.	15	1,947
Hyundai Heavy Industries Holdings Co. Ltd.	7	2,055
Hyundai Marine & Fire Insurance Co. Ltd.	46	998
Hyundai Mobis Co., Ltd.	50	10,228
Hyundai Motor Co.	109	11,430
Hyundai Motor Co., First Pfd.	16	1,004
Hyundai Motor Co., Second Pfd.	27	1,840
Hyundai Steel Co.	60	1,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)–(continued)

October 31, 2019

	Shares	Value
South Korea-(continued)
Industrial Bank of Korea	188	$1,907
Kakao Corp.	37	4,500
Kangwon Land, Inc.	88	2,371
KB Financial Group, Inc.	289	10,420
KCC Corp.	4	777
Kia Motors Corp.	196	7,168
Korea Aerospace Industries Ltd.	55	1,796
Korea Electric Power Corp.(a)	191	4,178
Korea Gas Corp.	18	608
Korea Investment Holdings Co. Ltd.	31	1,807
Korea Shipbuilding & Offshore Engineering Co., Ltd.(a)	28	2,936
Korea Zinc Co. Ltd.	6	2,241
Korean Air Lines Co. Ltd.	35	749
KT&G Corp.	85	7,306
Kumho Petrochemical Co. Ltd.	12	722
LG Chem Ltd.	34	8,986
LG Chem Ltd., Preference Shares	6	887
LG Corp.	71	4,235
LG Display Co. Ltd.(a)	173	2,030
LG Electronics, Inc.	79	4,543
LG Household & Health Care Ltd.	7	7,587
LG Household & Health Care Ltd., Preference Shares	2	1,270
LG Innotek Co. Ltd.	9	936
LG Uplus Corp.	81	936
Lotte Chemical Corp.	13	2,536
Lotte Corp.	20	627
Lotte Shopping Co. Ltd.	8	856
Medy-Tox, Inc.	3	851
Meritz Securities Co. Ltd.	221	857
Mirae Asset Daewoo Co. Ltd.	287	1,764
NAVER Corp.	104	14,660
NCSoft Corp.	12	5,322
Netmarble Corp.(a)(b)	19	1,468
NH Investment & Securities Co. Ltd.	103	1,071
OCI Co. Ltd.	14	757
Orange Life Insurance Ltd.(b)	22	529
Orion Corp.	17	1,549
Ottogi Corp.	1	486
Pan Ocean Co. Ltd.(a)	196	740
Pearl Abyss Corp.(a)	5	931
POSCO	57	10,362
POSCO Chemical Co., Ltd.	18	743
Posco International Corp.	33	518
S-1 Corp.	13	1,047
Samsung Biologics Co. Ltd.(a)(b)	12	4,110
Samsung C&T Corp.	62	5,329
Samsung Card Co. Ltd.	19	548
Samsung Electro-Mechanics Co. Ltd.	42	4,079
Samsung Electronics Co., Ltd.	3,477	150,622
Samsung Electronics Co., Ltd., Preference Shares	599	21,134
Samsung Engineering Co. Ltd.(a)	115	1,759
Samsung Fire & Marine Insurance Co., Ltd.	23	4,280
Samsung Heavy Industries Co. Ltd.(a)	329	2,050
Samsung Life Insurance Co. Ltd.	52	3,155
Samsung SDI Co. Ltd.	40	7,822
Samsung SDS Co. Ltd.	25	4,330
Samsung Securities Co. Ltd.	46	1,328

	Shares	Value
South Korea-(continued)
Shinhan Financial Group Co., Ltd.	328	$11,982
Shinsegae, Inc.	5	1,014
SillaJen, Inc.(a)	44	728
SK Holdings Co. Ltd.	26	5,777
SK Hynix, Inc.	398	28,051
SK Innovation Co. Ltd.	41	5,638
SK Telecom Co., Ltd.	15	3,056
S-Oil Corp.	34	2,914
Woongjin Coway Co., Ltd.	39	3,077
Woori Financial Group, Inc.	353	3,565
Yuhan Corp.	7	1,351

		497,812

Taiwan-4.23%
Acer, Inc.	2,000	1,169
Advantech Co. Ltd.	321	3,179
Airtac International Group	104	1,426
ASE Technology Holding Co. Ltd.	2,586	6,754
Asia Cement Corp.	2,000	2,828
Asustek Computer, Inc.	526	3,568
AU Optronics Corp.	7,000	1,794
Catcher Technology Co. Ltd.	478	4,051
Cathay Financial Holding Co., Ltd.	5,515	7,301
Cathay Financial Holding Co., Ltd., Rts., expiring 11/25/2019(a)	189	33
Chailease Holding Co. Ltd.	1,050	4,743
Chang Hwa Commercial Bank Ltd.	4,284	3,342
Cheng Shin Rubber Industry Co. Ltd.	1,310	2,059
Chicony Electronics Co. Ltd.	538	1,674
China Airlines Ltd.	2,000	595
China Development Financial Holding Corp.	10,000	3,121
China Life Insurance Co., Ltd.(a)	2,280	1,880
China Steel Corp.	9,585	7,384
Chunghwa Telecom Co., Ltd.	2,969	10,924
Compal Electronics, Inc.	3,000	1,794
CTBC Financial Holding Co. Ltd.	14,149	9,854
Delta Electronics, Inc.	1,520	6,691
E.Sun Financial Holding Co. Ltd.	8,643	7,822
Eclat Textile Co. Ltd.	164	2,206
Eva Airways Corp.	2,162	1,012
Evergreen Marine Corp. Taiwan Ltd. (a)	2,100	862
Far Eastern New Century Corp.	2,160	2,100
Far EasTone Telecommunications Co. Ltd.	1,113	2,669
Feng TAY Enterprise Co. Ltd.	214	1,448
First Financial Holding Co. Ltd.	8,164	5,994
Formosa Chemicals & Fibre Corp.	2,700	7,859
Formosa Petrochemical Corp.	889	2,830
Formosa Plastics Corp.	3,471	11,152
Formosa Taffeta Co. Ltd.	1,000	1,138
Foxconn Technology Co. Ltd.	562	1,204
Fubon Financial Holding Co. Ltd.	5,000	7,318
Giant Manufacturing Co. Ltd.	293	2,175
Globalwafers Co. Ltd.	201	2,410
Highwealth Construction Corp.	752	1,155
Hiwin Technologies Corp.	213	1,830
Hon Hai Precision Industry Co., Ltd.	9,642	25,530
Hotai Motor Co. Ltd.	251	4,436
Hua Nan Financial Holdings Co. Ltd.	6,226	4,479
Innolux Corp.	7,000	1,557
Inventec Corp.	2,000	1,452

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)–(continued)

October 31, 2019

	Shares	Value
Taiwan-(continued)
Largan Precision Co., Ltd.	78	$11,454
Lite-On Technology Corp.	2,000	3,298
MediaTek, Inc.	1,189	15,936
Mega Financial Holding Co. Ltd.	9,000	8,840
Micro-Star International Co. Ltd.	622	1,839
Nan Ya Plastics Corp.	3,744	8,856
Nanya Technology Corp.	1,000	2,300
Nien Made Enterprise Co. Ltd.	148	1,344
Novatek Microelectronics Corp.	532	3,425
Pegatron Corp.	1,314	2,560
Phison Electronics Corp.	136	1,240
Pou Chen Corp.	2,000	2,677
Powertech Technology, Inc.	681	2,148
President Chain Store Corp.	405	4,045
Quanta Computer, Inc.	2,030	3,901
Realtek Semiconductor Corp.	421	3,133
Ruentex Development Co. Ltd.(a)	600	917
Ruentex Industries Ltd.(a)	338	813
Shanghai Commercial & Savings Bank, Ltd. (The)	2,162	3,729
Shin Kong Financial Holding Co. Ltd.(a)	8,532	2,696
SinoPac Financial Holdings Co. Ltd.	8,180	3,359
Standard Foods Corp.	379	764
Synnex Technology International Corp.	1,305	1,558
TaiMed Biologics, Inc.(a)	161	706
Taishin Financial Holding Co. Ltd.	7,271	3,380
Taiwan Business Bank	3,276	1,383
Taiwan Cement Corp.	3,457	4,594
Taiwan Cooperative Financial Holding Co. Ltd.	7,457	5,132
Taiwan High Speed Rail Corp.	1,392	1,649
Taiwan Mobile Co. Ltd.	1,173	4,374
Taiwan Semiconductor Manufacturing Co., Ltd.	19,294	189,197
Tatung Co. Ltd.(a)	1,722	1,035
Uni-President Enterprises Corp.	3,320	8,202
United Microelectronics Corp.	9,000	4,139
Vanguard International Semiconductor Corp.	558	1,195
Walsin Technology Corp.	291	1,754
Win Semiconductors Corp.	331	3,458
Winbond Electronics Corp.	2,000	1,127
Wistron Corp.	2,619	2,405
WPG Holdings Ltd.	1,391	1,764
Yageo Corp.	234	2,414
Yuanta Financial Holding Co. Ltd.	8,000	5,007
Zhen Ding Technology Holding Ltd.	407	1,939

		522,488

Thailand-3.74%
Advanced Info Service PCL, NVDR	3,621	27,462
Airports of Thailand PCL, NVDR	13,049	33,816
Bangkok Bank PCL, NVDR	1,453	8,373
Bangkok Dusit Medical Services PCL, NVDR	28,625	22,752
Bangkok Expressway & Metro PCL, NVDR	23,269	8,323
Banpu PCL, NVDR	13,359	5,132
Berli Jucker PCL, NVDR	3,656	5,903
BTS Group Holdings PCL, NVDR	19,836	8,803
Bumrungrad Hospital PCL, NVDR	1,331	5,312
Central Pattana PCL, NVDR	6,832	14,481
Charoen Pokphand Foods PCL, NVDR	11,798	9,866
CP ALL PCL, NVDR	17,778	45,924
Electricity Generating PCL, NVDR	882	10,136

	Shares	Value
Thailand-(continued)
Energy Absolute PCL, NVDR	5,111	$6,940
Gulf Energy Development PCL, NVDR	1,624	8,713
Home Product Center PCL, NVDR	18,019	10,264
Indorama Ventures PCL, NVDR	5,128	4,755
Intouch Holdings PCL, NVDR	6,346	13,871
IRPC PCL, NVDR	34,219	3,853
Kasikornbank PCL, NVDR	6,121	28,178
Krung Thai Bank PCL, NVDR	10,638	5,848
Land & Houses PCL, NVDR	21,830	7,013
Minor International PCL, NVDR	8,438	10,060
Muangthai Capital PCL, NVDR	1,936	3,975
PTT Exploration & Production PCL, NVDR	4,231	16,885
PTT Global Chemical PCL, NVDR	6,864	11,593
PTT PCL, NVDR	34,787	52,132
Ratch Group PCL, NVDR.	2,207	5,372
Robinson PCL, NVDR	1,522	3,289
Siam Cement PCL (The), NVDR	2,375	28,867
Siam Commercial Bank PCL (The), NVDR	2,585	9,588
Thai Oil PCL, NVDR	3,416	7,750
Thai Union Group PCL, NVDR	10,170	4,917
TMB Bank PCL, NVDR	33,379	1,592
Total Access Communication PCL, NVDR	2,163	4,441
True Corp. PCL, NVDR	35,559	5,888

		462,067

Turkey-4.43%
Akbank T.A.S.(a)	54,710	66,178
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	3,965	13,347
Arcelik A.S.(a)	3,878	12,030
Aselsan Elektronik Sanayi Ve Ticaret A.S.	6,542	21,015
BIM Birlesik Magazalar A.S.	8,134	67,378
Eregli Demir ve Celik Fabrikalari TAS	26,780	30,659
Ford Otomotiv Sanayi A.S.	1,344	15,175
Haci Omer Sabanci Holding A.S.	17,564	25,427
KOC Holding A.S.	14,552	47,712
TAV Havalimanlari Holding A.S.	3,474	15,860
Tupras-Turkiye Petrol Rafinerileri A.S.	2,394	52,175
Turk Hava Yollari AO(a)	10,559	21,515
Turkcell Iletisim Hizmetleri A.S.	21,043	46,304
Turkiye Garanti Bankasi A.S.(a)	44,187	71,163
Turkiye Is Bankasi A.S., Class C(a)	30,128	30,589
Turkiye Sise ve Cam Fabrikalari A.S.	12,912	9,832

		546,359

United Arab Emirates-3.89%
Abu Dhabi Commercial Bank PJSC	34,980	74,288
Aldar Properties PJSC	47,917	30,659
DP World PLC	2,064	27,430
Dubai Islamic Bank PJSC	20,489	29,511
Emaar Development PJSC	9,950	10,972
Emaar Malls PJSC	32,372	17,187
Emaar Properties PJSC	43,633	50,728
Emirates Telecommunications Group Co. PJSC	21,750	98,067
First Abu Dhabi Bank PJSC	34,229	141,844

		480,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)–(continued)

October 31, 2019

	Shares	Value
United States-0.30%
JBS S.A.	1,363	$9,605
Titan Cement International S.A.(a)	1,299	27,536

		37,141

Total Common Stocks & Other Equity Interests (Cost $11,564,314)		11,768,058

Exchange-Traded Funds-4.63%
India-1.34%
Invesco India ETF(i)	6,570	164,907

United States-3.29%
iShares MSCI Saudi Arabia ETF(c)	14,112	406,708

Total Exchange-Traded Funds (Cost $612,964)		571,615

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $12,177,278)		12,339,673

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.38%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(j)(k)	312,870	$312,870
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(j)(k)	104,081	104,123

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $416,991)		416,993

TOTAL INVESTMENTS IN SECURITIES-103.36% (Cost $12,594,269)		12,756,666
OTHER ASSETS LESS LIABILITIES-(3.36)%		(414,580)

NET ASSETS-100.00%		$12,342,086

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

ETF-Exchange-Traded Fund

GDR-Global Depositary Receipt

NVDR-Non-Voting Depositary Receipt

Pfd.-Preferred

REIT-Real Estate Investment Trust

Rts.-Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $344,799, which represented 2.79% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2019.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)	Each CPO for Cemex S.A.B. de C.V. represents two Series A shares and one Series B share.
(f)	Each CPO for Fomento Economico Mexicano, S.A.B. de C.V. represents one Series B share and four Series D shares.
(g)	Each CPO for Grupo Televisa S.A.B. represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(h)	Each CPO for Megacable Holdings S.A.B. de C.V. represents two Series shares.
(i)

The Fund’s Adviser also serves as the adviser for the Invesco India ETF and therefore, Invesco India ETF is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2019.

	Value October 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2019	Dividend Income
Invesco India ETF	$154,350	$13,196	$(24,455)	$21,234	$582	$164,907	$1,937

(j)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(k)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P Emerging Markets Low Volatility ETF (EELV)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Brazil-1.23%
ENGIE Brasil Energia S.A.	118,237	$1,333,053
Klabin S.A.	345,300	1,360,763
WEG S.A.	224,700	1,427,324

		4,121,140

Chile-4.21%
Aguas Andinas S.A., Class A	3,940,406	1,807,965
Banco de Chile	17,095,352	2,203,188
Banco de Credito e Inversiones S.A.	29,157	1,624,642
Banco Santander Chile	31,561,183	1,959,637
Empresas COPEC S.A.	162,908	1,457,800
Enel Americas S.A.	8,455,377	1,580,348
Enel Chile S.A.	21,590,646	1,777,028
SACI Falabella	339,732	1,730,707

		14,141,315

China-10.29%
Agricultural Bank of China Ltd., H Shares	4,438,657	1,829,218
Bank of China Ltd., H Shares	4,567,457	1,870,643
Bank of Communications Co. Ltd., H Shares	2,410,606	1,648,551
Beijing Enterprises Holdings Ltd.	276,429	1,303,195
CGN Power Co. Ltd., H Shares(a)	6,239,435	1,616,042
China CITIC Bank Corp. Ltd., H Shares	3,271,874	1,899,413
China Communications Construction Co. Ltd., H Shares	1,712,000	1,304,036
China Construction Bank Corp., H Shares	2,080,034	1,674,600
China Huishan Dairy Holdings Co. Ltd.(b)(c)	5,020,205	0
China Merchants Port Holdings Co. Ltd.	847,297	1,327,533
China Minsheng Banking Corp. Ltd., H Shares	2,098,199	1,469,706
China Mobile Ltd.	182,102	1,482,336
China Petroleum & Chemical Corp., H Shares	2,145,003	1,231,549
China Telecom Corp. Ltd., H Shares	2,857,081	1,217,532
CITIC Ltd.	1,400,505	1,840,489
CRRC Corp. Ltd., H Shares	1,918,187	1,284,877
Guangdong Investment Ltd.	724,137	1,570,656
Huaneng Power International, Inc., H Shares	2,332,000	1,109,810
Industrial & Commercial Bank of China Ltd., H Shares	2,416,747	1,739,088
Jiangsu Expressway Co. Ltd., H Shares	1,046,000	1,390,627
Jiangxi Copper Co., Ltd., H Shares	1,320,866	1,548,766
PetroChina Co., Ltd., H Shares	2,598,293	1,276,322
Ping An Insurance (Group) Co. of China Ltd., H Shares(d)	123,445	1,429,327
Postal Savings Bank of China Co. Ltd., H Shares(a)	2,273,923	1,459,335

		34,523,651

Colombia-0.43%
Bancolombia S.A., Preference Shares	109,766	1,433,474

Czech Republic-1.88%
CEZ A.S.	102,457	2,339,221
Komercni banka, a.s.	59,839	2,024,435
Moneta Money Bank A.S.(a)	583,429	1,940,647

		6,304,303

Egypt-0.46%
Commercial International Bank Egypt S.A.E.	305,402	1,532,687

	Shares	Value
Greece-0.46%
Hellenic Telecommunications Organization S.A.	101,484	$1,539,801

Hungary-1.53%
Gedeon Richter Plc	90,297	1,675,979
MOL Hungarian Oil & Gas PLC	170,594	1,688,720
OTP Bank Nyrt	38,632	1,782,090

		5,146,789

India-1.32%
HDFC Bank Ltd., ADR	27,670	1,690,361
Infosys Ltd., ADR	126,670	1,214,765
Wipro Ltd., ADR	383,296	1,525,518

		4,430,644

Indonesia-1.34%
PT Bank Central Asia Tbk	827,085	1,853,090
PT Bank Rakyat Indonesia (Persero) Tbk	4,397,100	1,318,785
PT Indofood CBP Sukses Makmur Tbk	1,612,300	1,335,256

		4,507,131

Malaysia-9.91%
CIMB Group Holdings Bhd	1,454,795	1,827,851
Dialog Group Bhd	1,542,700	1,284,814
DiGi.Com Bhd	1,451,063	1,632,164
Hong Leong Bank Bhd	667,900	2,752,480
IHH Healthcare Bhd	1,017,347	1,387,789
Kuala Lumpur Kepong Bhd	629,078	3,260,938
Malayan Banking Bhd	1,505,692	3,098,947
Malaysia Airports Holdings Bhd	629,100	1,192,407
MISC Bhd	778,100	1,551,172
Nestle Malaysia Bhd	108,600	3,760,780
Petronas Chemicals Group Bhd	1,019,145	1,821,949
Petronas Dagangan Bhd	307,500	1,733,804
Public Bank Bhd	675,024	3,279,403
RHB Bank Bhd	1,435,500	1,975,380
Tenaga Nasional Bhd	455,472	1,510,791
Top Glove Corp. Bhd	1,131,400	1,177,837

		33,248,506

Mexico-2.38%
Arca Continental S.A.B. de C.V.	299,441	1,678,538
Coca-Cola Femsa, S.A.B. de C.V., Series L	265,236	1,462,450
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO(e)	189,552	1,687,697
Gruma S.A.B. de C.V., Class B	163,438	1,720,736
Promotora y Operadora de Infraestructura S.A.B de C.V.(d)	153,795	1,427,409

		7,976,830

Peru-0.47%
Credicorp Ltd.	7,445	1,593,528

Philippines-0.41%
Ayala Corp.	81,980	1,389,355

Poland-1.25%
Bank Polska Kasa Opieki S.A.	52,193	1,474,811
Powszechna Kasa Oszczednosci Bank Polski S.A.	124,996	1,248,977
Powszechny Zaklad Ubezpieczen S.A.	153,475	1,486,475

		4,210,263

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P Emerging Markets Low Volatility ETF (EELV)–(continued)

October 31, 2019

	Shares	Value
Qatar-1.81%
Industries Qatar QSC	491,845	$1,419,745
Masraf Al Rayan QSC	1,755,080	1,807,621
Qatar Islamic Bank SAQ	351,228	1,468,193
Qatar National Bank Q.P.S.C.	261,540	1,379,173

		6,074,732

Russia-1.69%
LUKOIL PJSC, ADR	15,238	1,401,286
MMC Norilsk Nickel PJSC, ADR	61,233	1,696,154
Novolipetsk Steel PJSC, GDR(a)	57,944	1,130,824
Rosneft Oil Co. PJSC, GDR(a)	219,869	1,455,973

		5,684,237

South Africa-3.23%
Bid Corp. Ltd.	65,658	1,536,502
Capitec Bank Holdings Ltd.	18,448	1,681,464
Growthpoint Properties Ltd.	1,171,635	1,719,710
Pick n Pay Stores Ltd.	319,658	1,402,688
PSG Group Ltd.	100,450	1,574,751
Redefine Properties Ltd.	3,030,871	1,517,096
Remgro Ltd.	121,247	1,394,661

		10,826,872

South Korea-10.82%
BNK Financial Group, Inc.	258,138	1,542,016
CJ CheilJedang Corp.	7,258	1,425,461
DGB Financial Group, Inc.	274,890	1,660,988
GS Holdings Corp.	36,771	1,569,195
Hana Financial Group, Inc.	47,364	1,371,926
Hanwha Life Insurance Co. Ltd.	597,997	1,146,189
Hite Jinro Co. Ltd.	60,224	1,472,666
Hyundai Department Store Co. Ltd.	19,484	1,237,584
Industrial Bank of Korea	143,901	1,459,480
Kangwon Land, Inc.	52,780	1,422,195
KB Financial Group, Inc.	37,703	1,359,440
Korea Zinc Co. Ltd.	3,663	1,367,978
KT&G Corp.	20,447	1,757,445
LG Corp.	22,424	1,337,596
Lotte Shopping Co. Ltd.	11,114	1,189,302
S-1 Corp.	17,725	1,427,507
Samsung C&T Corp.	17,478	1,502,256
Samsung Electronics Co., Ltd.	33,949	1,470,652
Samsung Fire & Marine Insurance Co., Ltd.	6,807	1,266,677
Samsung Life Insurance Co. Ltd.	28,297	1,717,107
Samsung Securities Co. Ltd.	43,600	1,259,152
Shinhan Financial Group Co., Ltd.	42,703	1,559,910
SK Holdings Co. Ltd.	8,086	1,796,580
SK Telecom Co., Ltd.	7,727	1,574,025
Woori Financial Group, Inc.	141,341	1,427,441

		36,320,768

Taiwan-27.72%
Advantech Co. Ltd.	165,095	1,635,195
Asustek Computer, Inc.	197,838	1,342,079
Cathay Financial Holding Co., Ltd.	1,570,000	2,078,514
Cathay Financial Holding Co., Ltd., Rts., expiring 11/25/2019(b)	53,994	9,401
Chang Hwa Commercial Bank Ltd.	3,234,776	2,523,806
Cheng Shin Rubber Industry Co. Ltd.	1,119,435	1,759,661
Chicony Electronics Co. Ltd.	445,000	1,384,389
China Development Financial Holding Corp.	7,207,472	2,249,338

	Shares	Value
Taiwan-(continued)
China Life Insurance Co., Ltd.(b)	2,141,680	$1,765,942
China Petrochemical Development Corp.	4,106,050	1,369,110
China Steel Corp.	3,465,140	2,669,389
Chunghwa Telecom Co., Ltd.	712,222	2,620,485
Compal Electronics, Inc.	3,791,000	2,266,592
CTBC Financial Holding Co. Ltd.	2,882,053	2,007,179
E.Sun Financial Holding Co. Ltd.	2,628,822	2,379,200
Eva Airways Corp.	4,301,627	2,013,705
Evergreen Marine Corp. Taiwan Ltd.(b)	3,156,000	1,295,971
Far Eastern Department Stores Ltd.	1,960,000	1,683,744
Far Eastern New Century Corp.	1,395,000	1,356,482
Far EasTone Telecommunications Co. Ltd.	978,993	2,347,744
First Financial Holding Co. Ltd.	4,110,384	3,017,923
Formosa Chemicals & Fibre Corp.	521,095	1,516,697
Formosa Plastics Corp.	488,146	1,568,328
Foxconn Technology Co. Ltd.	717,000	1,535,730
Fubon Financial Holding Co. Ltd.	1,465,875	2,145,324
Highwealth Construction Corp.	1,305,000	2,004,197
Hua Nan Financial Holdings Co. Ltd.	4,283,611	3,081,785
International CSRC Investment Holdings Co.	1,316,160	1,416,016
Lite-On Technology Corp.	881,000	1,452,874
Mega Financial Holding Co. Ltd.	2,270,777	2,230,457
Nan Ya Plastics Corp.	886,930	2,097,829
Pou Chen Corp.	1,208,000	1,617,122
President Chain Store Corp.	146,000	1,458,057
Quanta Computer, Inc.	971,000	1,866,050
Shin Kong Financial Holding Co. Ltd.(b)	4,538,000	1,434,128
SinoPac Financial Holdings Co. Ltd.	4,775,421	1,960,965
Synnex Technology International Corp.	1,381,264	1,649,413
Taishin Financial Holding Co. Ltd.	6,404,384	2,977,022
Taiwan Business Bank	5,134,204	2,167,327
Taiwan Cement Corp.	1,053,000	1,399,249
Taiwan Cooperative Financial Holding Co. Ltd.	4,606,321	3,170,198
Taiwan Fertilizer Co. Ltd.	1,191,000	1,897,587
Taiwan High Speed Rail Corp.	1,109,000	1,313,364
Taiwan Mobile Co. Ltd.	737,162	2,748,571
Taiwan Semiconductor Manufacturing Co., Ltd.	152,397	1,494,407
Teco Electric and Machinery Co. Ltd.	1,640,000	1,457,335
Uni-President Enterprises Corp.	617,181	1,524,680
WPG Holdings Ltd.	1,755,937	2,226,612
Yuanta Financial Holding Co. Ltd.	2,938,472	1,838,928

		93,026,101

Thailand-15.62%
Advanced Info Service PCL, NVDR	230,247	1,746,202
Airports of Thailand PCL, NVDR	654,957	1,697,314
B. Grimm Power PCL, NVDR	968,103	1,538,962
Bangchak Corp. PCL, NVDR	1,736,026	1,420,097
Bangkok Bank PCL, NVDR	353,222	2,035,457
Bangkok Dusit Medical Services PCL, NVDR	1,758,100	1,397,397
Bangkok Expressway & Metro PCL, NVDR	3,532,057	1,263,329
Banpu Power PCL, NVDR	2,452,300	1,413,149
Berli Jucker PCL, NVDR	729,076	1,177,097
BTS Group Holdings PCL, NVDR	3,772,308	1,674,083
Bumrungrad Hospital PCL, NVDR	328,937	1,312,698
Central Pattana PCL, NVDR	679,620	1,440,493
CH Karnchang PCL, NVDR	1,878,945	1,269,431
Charoen Pokphand Foods PCL, NVDR	1,652,097	1,381,535

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P Emerging Markets Low Volatility ETF (EELV)–(continued)

October 31, 2019

	Shares	Value
Thailand-(continued)
CP ALL PCL, NVDR	644,824	$1,665,715
Electricity Generating PCL, NVDR	167,867	1,929,122
Gulf Energy Development PCL, NVDR	259,065	1,389,917
Home Product Center PCL, NVDR	2,763,569	1,574,214
Intouch Holdings PCL, NVDR	725,248	1,585,242
Kasikornbank PCL, NVDR	311,628	1,434,552
Kiatnakin Bank PCL, NVDR	962,000	2,086,802
Krung Thai Bank PCL, NVDR	3,438,007	1,890,078
Land & Houses PCL, NVDR	5,130,347	1,648,100
Minor International PCL, NVDR	1,157,233	1,379,712
PTT Global Chemical PCL, NVDR	764,900	1,291,932
PTT PCL, NVDR	1,000,854	1,499,872
Ratch Group PCL, NVDR	806,766	1,963,812
Siam Cement PCL (The), NVDR	138,129	1,678,865
Siam Commercial Bank PCL (The), NVDR	408,321	1,514,554
Thai Union Group PCL, NVDR	2,551,623	1,233,770
Thanachart Capital PCL, NVDR	778,417	1,366,322
Tisco Financial Group PCL, NVDR	529,092	1,708,444
TMB Bank PCL, NVDR	26,447,598	1,261,286
WHA Corp. PCL, NVDR	9,971,379	1,545,489

		52,415,044

United Arab Emirates-1.58%
Dubai Islamic Bank PJSC	1,353,411	1,949,342
Emirates Telecommunications Group Co. PJSC	433,165	1,953,064
First Abu Dhabi Bank PJSC	341,610	1,415,624

		5,318,030

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $335,152,135)		335,765,201

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.09%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(f)(g)	233,150	$233,150
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(f)(g)	78,312	78,343

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $311,493)		311,493

TOTAL INVESTMENTS IN SECURITIES-100.13% (Cost $335,463,628)		336,076,694
OTHER ASSETS LESS LIABILITIES-(0.13)%		(444,321)

NET ASSETS-100.00%		$335,632,373

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

GDR-Global Depositary Receipt

NVDR-Non-Voting Depositary Receipt

Rts.-Rights

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $7,602,821, which represented 2.27% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(d)	All or a portion of this security was out on loan at October 31, 2019.
(e)	Each CPO for Fomento Economico Mexicano, S.A.B. de C.V. represents one Series B share and four Series D shares.
(f)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P Emerging Markets Momentum ETF (EEMO)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-95.59%
Brazil-27.47%
Atacadao S.A.	2,253	$10,725
Azul S.A., Preference Shares(a)	1,928	25,224
B3 S.A.-Brasil, Bolsa, Balcao	14,027	169,048
Banco Bradesco S.A.	4,970	40,670
Banco Bradesco S.A., Preference Shares	18,182	159,292
Banco BTG Pactual S.A.	1,257	20,340
Banco do Brasil S.A.	6,095	73,105
BB Seguridade Participacoes S.A.	3,888	32,900
BRF S.A.(a)	3,085	27,289
CCR S.A.	5,129	21,005
Centrais Eletricas Brasileiras S.A.	1,900	18,724
Centrais Eletricas Brasileiras S.A., Class B, Preference Shares	1,547	15,796
Cia de Saneamento Basico do Estado de Sao Paulo	2,810	38,233
Cia Energetica de Minas Gerais	1,563	5,821
Cia Energetica de Minas Gerais, Preference Shares	5,781	19,657
Cia Siderurgica Nacional S.A.	3,615	10,626
Cosan S.A.	623	8,968
Energisa S.A.	2,015	24,053
ENGIE Brasil Energia S.A.	2,087	23,530
Equatorial Energia S.A.	1,353	34,337
Gol Linhas Aereas Inteligentes S.A., Preference Shares(a)	1,147	10,457
Hapvida Participacoes e Investimentos S.A.(b)	1,023	14,347
IRB Brasil Resseguros S.A.	3,288	30,952
Itau Unibanco Holding S.A.	1,584	12,299
Itau Unibanco Holding S.A., Preference Shares	17,783	160,492
Itausa - Investimentos Itau S.A., Preference Shares	17,995	61,457
Localiza Rent a Car S.A.	4,096	44,058
Lojas Renner S.A.	5,072	64,120
Magazine Luiza S.A.	3,767	41,889
Multiplan Empreendimentos Imobiliarios S.A.	1,345	9,787
Natura Cosmeticos S.A.	2,893	22,456
Notre Dame Intermedica Participacoes S.A.	2,389	35,706
Pagseguro Digital Ltd., Class A(a)	665	24,658
Petrobras Distribuidora S.A.	3,192	22,486
Petroleo Brasileiro S.A.	10,137	82,573
Petroleo Brasileiro S.A., Preference Shares	17,609	133,304
Rumo S.A.(a)	5,436	30,874
Telefonica Brasil S.A., Preference Shares	2,260	29,883
WEG S.A.	3,248	20,632

		1,631,773

China-12.01%
ANTA Sports Products Ltd.	4,344	42,566
China Aoyuan Group Ltd.	7,523	9,656
China Jinmao Holdings Group Ltd.	19,440	12,972
China Merchants Bank Co. Ltd., H Shares	14,879	71,190
China Tower Corp. Ltd., H Shares(b)	223,170	49,260
Country Garden Services Holdings Co. Ltd.	4,434	15,077
GDS Holdings Ltd., ADR(a)	322	13,421
Guangdong Investment Ltd.	12,030	26,093
Haidilao International Holding Ltd.(b)	5,140	24,921
Huaxin Cement Co. Ltd., B Shares	1,800	3,272

	Shares	Value
China-(continued)
Lenovo Group Ltd.	30,280	$21,171
Li Ning Co. Ltd.	14,022	47,678
Longfor Group Holdings Ltd.(b)	6,131	25,501
Ping An Insurance (Group) Co. of China Ltd., H Shares	25,057	290,126
Xinyi Solar Holdings Ltd., A Shares	20,848	11,810
Yihai International Holding Ltd.(a)	3,121	21,264
Yuexiu Property Co. Ltd.	24,096	5,319
Zhaojin Mining Industry Co. Ltd., H Shares	4,936	5,485
Zoomlion Heavy Industry Science and Technology Co., Ltd., H Shares	9,166	6,748
ZTE Corp., H Shares(a)	3,433	9,636

		713,166

Colombia-0.60%
Bancolombia S.A., Preference Shares	1,971	25,740
Interconexion Electrica S.A. ESP	1,732	9,997

		35,737

Greece-0.21%
JUMBO S.A.	412	8,044
Mytilineos Holdings S.A.	409	4,476

		12,520

Hong Kong-0.44%
Alibaba Pictures Group Ltd.(a)	69,665	11,466
Bosideng International Holdings Ltd.	27,704	14,351

		25,817

Hungary-0.95%
MOL Hungarian Oil & Gas PLC	1,667	16,501
OTP Bank Nyrt	868	40,041

		56,542

India-6.93%
Apollo Hospitals Enterprise Ltd.	384	8,039
Axis Bank Ltd.	6,797	70,563
Divi’s Laboratories Ltd.	370	9,155
Dr Reddy’s Laboratories Ltd.	284	11,144
ICICI Bank Ltd.	15,261	99,630
ICICI Lombard General Insurance Co. Ltd.(b)	500	9,466
Info Edge India Ltd.	315	11,409
Infosys Ltd.	13,412	129,641
InterGlobe Aviation Ltd.(b)	477	9,797
Muthoot Finance Ltd.	455	4,540
United Breweries Ltd.	264	4,750
UPL Ltd.	2,466	20,737
Wipro Ltd.	6,172	22,563

		411,434

Indonesia-4.51%
PT Bank Central Asia Tbk	63,461	142,185
PT Bank Rakyat Indonesia (Persero) Tbk	304,274	91,258
PT Barito Pacific Tbk	210,763	14,264
PT Indofood CBP Sukses Makmur Tbk	8,556	7,086
PT Semen Indonesia (Persero) Tbk	14,826	13,361

		268,154

Kuwait-2.98%
Gulf Bank KSCP	8,455	7,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P Emerging Markets Momentum ETF (EEMO)–(continued)

October 31, 2019

	Shares	Value
Kuwait-(continued)
Mobile Telecommunications Co. KSC	10,588	$19,720
National Bank of Kuwait SAKP	48,326	149,909

		176,959

Malaysia-0.10%
Yinson Holdings Bhd	3,653	6,041

Philippines-0.27%
International Container Terminal Services, Inc.	4,682	10,952
Megaworld Corp.	51,731	4,924

		15,876

Poland-0.56%
Cyfrowy Polsat S.A.	1,133	8,227
Dino Polska S.A.(a)(b)	208	8,124
Grupa Lotos S.A.	367	9,177
Orange Polska S.A.(a)	2,526	4,138
Play Communications S.A.(b)	487	3,863

		33,529

Russia-13.71%
Evraz PLC	2,074	9,855
Gazprom PJSC	85,695	347,750
LUKOIL PJSC	1,830	169,072
MMC Norilsk Nickel PJSC	454	126,752
Novatek PJSC	5,646	119,844
Polyus PJSC	177	20,633
Severstal PJSC	697	9,597
Tatneft PJSC, Preference Shares	1,060	10,903

		814,406

South Africa-4.35%
Anglo American Platinum Ltd.	478	35,784
AngloGold Ashanti Ltd.	3,314	72,686
Capitec Bank Holdings Ltd.	284	25,886
Exxaro Resources Ltd.	982	8,039
Gold Fields Ltd.	3,811	23,513
Impala Platinum Holdings Ltd.(a)	7,035	48,500
Kumba Iron Ore Ltd.	333	8,135
Sibanye Gold Ltd.(a)	13,466	26,059
Telkom S.A. SOC Ltd.	2,162	9,923

		258,525

South Korea-1.80%
Cheil Worldwide, Inc.	336	7,148
Daelim Industrial Co. Ltd.	121	9,464
Fila Korea Ltd.	340	16,833
Hanwha Aerospace Co. Ltd.(a)	145	4,711
Kia Motors Corp.	1,255	45,898
KMW Co. Ltd.(a)	228	10,504
Meritz Securities Co. Ltd.	1,764	6,838
S-1 Corp.	72	5,798

		107,194

Taiwan-12.25%
Advantech Co. Ltd.	1,416	14,025
Chailease Holding Co. Ltd.	5,835	26,357
Chang Hwa Commercial Bank Ltd.	35,682	27,839
Delta Electronics, Inc.	9,539	41,991
E.Sun Financial Holding Co. Ltd.	76,358	69,107
Far Eastern Department Stores Ltd.	5,904	5,072
Feng TAY Enterprise Co. Ltd.	2,068	13,995
First Financial Holding Co. Ltd.	55,150	40,492

	Shares	Value
Taiwan-(continued)
Giant Manufacturing Co. Ltd.	1,716	$12,740
Hotai Motor Co. Ltd.	1,980	34,994
Hua Nan Financial Holdings Co. Ltd.	67,994	48,917
ITEQ Corp.	1,411	7,185
Lite-On Technology Corp.	9,256	15,264
Makalot Industrial Co., Ltd.	1,195	6,674
Mega Financial Holding Co. Ltd.	62,374	61,266
Merida Industry Co., Ltd.	1,077	6,227
Radiant Opto-Electronics Corp.	3,404	13,531
Realtek Semiconductor Corp.	2,339	17,404
Shanghai Commercial & Savings Bank, Ltd. (The)	29,693	51,211
Simplo Technology Co., Ltd.	839	7,745
SinoPac Financial Holdings Co. Ltd.	46,574	19,125
TA Chen Stainless Pipe	2,643	2,856
Taiwan Business Bank	38,369	16,197
Taiwan Cooperative Financial Holding Co. Ltd.	53,765	37,003
Taiwan Fertilizer Co. Ltd.	3,597	5,731
Taiwan High Speed Rail Corp.	17,938	21,244
Taiwan Paiho Ltd.	1,319	3,449
Tripod Technology Corp.	2,317	8,982
Unimicron Technology Corp.	9,097	14,090
Win Semiconductors Corp.	2,146	22,418
Yuanta Financial Holding Co. Ltd.	63,859	39,964
Zhen Ding Technology Holding Ltd.	3,087	14,705

		727,800

Thailand-3.06%
AEON Thana Sinsap Thailand PCL, NVDR	375	2,534
B. Grimm Power PCL, NVDR	4,483	7,127
Bangkok Expressway & Metro PCL, NVDR	31,266	11,183
BTS Group Holdings PCL, NVDR	35,897	15,931
Carabao Group PCL, NVDR	1,500	4,185
Electricity Generating PCL, NVDR	1,888	21,697
Energy Absolute PCL, NVDR	8,159	11,079
Gulf Energy Development PCL, NVDR	7,756	41,612
Home Product Center PCL, NVDR	15,261	8,693
Krungthai Card PCL, NVDR	5,342	7,342
Muangthai Capital PCL, NVDR	3,345	6,868
Osotspa PCL, NVDR	5,333	7,506
Ratch Group PCL, NVDR	2,449	5,961
Srisawad Corp. PCL, NVDR	3,139	6,705
Thanachart Capital PCL, NVDR	2,259	3,965
Tisco Financial Group PCL, NVDR	2,961	9,561
Total Access Communication PCL, NVDR	3,086	6,337
VGI PCL, NVDR	10,487	3,386

		181,672

Turkey-0.75%
BIM Birlesik Magazalar A.S.	1,982	16,418
KOC Holding A.S.	4,932	16,171
Tupras-Turkiye Petrol Rafinerileri A.S.	540	11,769

		44,358

United Arab Emirates-1.63%
Abu Dhabi Commercial Bank PJSC	12,226	25,965
First Abu Dhabi Bank PJSC	17,164	71,127

		97,092

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P Emerging Markets Momentum ETF (EEMO)–(continued)

October 31, 2019

	Shares	Value
United States-1.01%
JBS S.A.	8,536	$60,154

Total Common Stocks & Other Equity Interests (Cost $5,173,638)		5,678,749

Exchange-Traded Funds-4.38%
United States-4.38%
iShares MSCI Saudi Arabia ETF(c) (Cost $269,698)	9,020	259,956

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes-0.00%
India-0.00%
Britannia Industries Ltd., 8.00%, 08/28/2022 (Cost $214)	INR 15,360	224

	Shares
Money Market Funds-0.14%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(d) (Cost $8,384)	8,384	8,384

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.11% (Cost $5,451,934)		5,947,313

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.47%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)(e)	154,759	$154,759
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)(e)	51,566	51,586

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $206,340)		206,345

TOTAL INVESTMENTS IN SECURITIES-103.58% (Cost $5,658,274)		6,153,658
OTHER ASSETS LESS LIABILITIES-(3.58)%		(212,843)

NET ASSETS-100.00%		$5,940,815

Investment Abbreviations:

ADR-American Depositary Receipt

ETF-Exchange-Traded Fund

INR-Indian Rupee

NVDR-Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $145,279, which represented 2.45% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

The Fund’s Adviser also serves as the adviser for the Invesco India ETF and therefore, Invesco India ETF is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the year ended October 31, 2019.

	Value October 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2019	Dividend Income
Invesco India ETF*	$547,854	$-	$(617,936)	$72,992	$(2,910)	$-	$4,208

* At October 31, 2019, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.75%
Australia-15.95%
AGL Energy Ltd.	11,551	$157,411
Aurizon Holdings Ltd.	33,384	135,699
AusNet Services	116,768	148,828
Commonwealth Bank of Australia	2,425	131,418
GPT Group (The)	28,195	115,578
National Australia Bank Ltd.	9,423	185,735
Scentre Group	60,147	158,709
Stockland	58,592	197,394
Suncorp Group Ltd.	15,433	143,008
Sydney Airport	24,331	147,178
Tabcorp Holdings Ltd.	41,595	137,553
Transurban Group	10,805	110,471
Vicinity Centres	103,186	189,810
Wesfarmers Ltd.	6,411	175,614
Woodside Petroleum Ltd.	6,623	146,926

		2,281,332

Finland-1.16%
Sampo Oyj, Class A	4,050	166,005

France-7.81%
AXA S.A.	5,904	156,008
CNP Assurances	5,405	107,215
ENGIE S.A.	10,357	173,264
Orange S.A.	9,770	157,395
Sanofi S.A.	1,365	125,819
TOTAL S.A.	2,744	144,296
Unibail-Rodamco-Westfield	829	128,234
Veolia Environnement S.A.	4,764	125,274

		1,117,505

Germany-4.37%
Allianz S.E.	473	115,567
Deutsche Post AG	3,438	121,780
Deutsche Telekom AG	7,968	140,170
E.ON S.E.	12,116	122,155
Muenchener Rueckversicherungs-Gesellschaft AG	449	124,731

		624,403

Hong Kong-5.26%
CK Hutchison Holdings Ltd.	11,869	109,790
Hang Seng Bank Ltd.	4,249	88,800
HK Electric Investments & HK Electric Investments Ltd.(a)	139,033	138,719
HKT Trust & HKT Ltd.	98,008	152,557
Mapletree North Asia Commercial Trust(a)	129,774	122,055
Power Assets Holdings Ltd.	19,661	140,352

		752,273

Italy-6.06%
A2A S.p.A.	73,010	146,535
Assicurazioni Generali S.p.A.	7,676	155,646
Enel S.p.A.	17,978	139,197
Eni S.p.A.	10,105	152,983
Snam S.p.A.	28,754	147,565
Terna Rete Elettrica Nazionale S.p.A.	18,830	124,450

		866,376

	Shares	Value
Japan-15.85%
Activia Properties, Inc.	27	$142,362
Canon, Inc.	5,093	139,545
Daiwa House REIT Investment Corp.	47	136,733
Frontier Real Estate Investment Corp.	30	133,898
GLP J-REIT	108	140,663
Japan Hotel REIT Investment Corp.	152	126,122
Japan Post Bank Co. Ltd.	12,226	122,367
Japan Post Holdings Co. Ltd.	10,884	100,277
Japan Retail Fund Investment Corp.	58	135,202
Japan Tobacco, Inc.	8,038	182,612
Mizuho Financial Group, Inc.	87,875	137,212
Mori Trust Sogo Reit, Inc.	71	129,055
MS&AD Insurance Group Holdings, Inc.	3,314	107,570
Nippon Steel Corp.	7,496	110,355
Sekisui House Ltd.	7,246	156,978
Sumitomo Mitsui Financial Group, Inc.	3,623	130,033
United Urban Investment Corp.	67	135,109

		2,266,093

Netherlands-0.95%
Koninklijke KPN N.V.	43,618	135,282

New Zealand-3.24%
Contact Energy Ltd.	26,916	127,388
Meridian Energy Ltd.	39,126	115,421
Spark New Zealand Ltd.	76,657	220,237

		463,046

Norway-1.82%
DNB ASA	7,634	138,941
Telenor ASA	6,453	120,995

		259,936

Portugal-2.33%
EDP - Energias de Portugal S.A., Class R	42,947	176,802
NOS, SGPS S.A.	26,442	157,088

		333,890

Singapore-11.03%
Ascendas REIT	59,264	138,041
CapitaLand Commercial Trust	72,782	109,632
CapitaLand Mall Trust	65,951	123,087
DBS Group Holdings Ltd.	7,996	152,758
Keppel REIT	138,713	123,328
Mapletree Commercial Trust	82,116	140,586
Mapletree Commercial Trust, Rts., expiring 11/07/2019(b)	5,830	385
Mapletree Logistics Trust	99,315	122,598
Singapore Airlines Ltd.	16,543	114,383
Singapore Exchange Ltd.	21,690	142,480
Singapore Press Holdings Ltd.	88,460	144,297
Singapore Telecommunications Ltd.	55,216	133,886
Suntec REIT	96,331	131,655

		1,577,116

Spain-6.20%
Endesa S.A.	5,624	153,096
Mapfre, S.A.	40,858	113,958
Naturgy Energy Group S.A.	7,405	201,661
Red Electrica Corp. S.A.	6,312	127,108

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)–(continued)

October 31, 2019

	Shares	Value
Spain-(continued)
Repsol S.A.	10,307	$169,035
Telefonica S.A.	15,826	121,387

		886,245

Sweden-2.26%
Svenska Handelsbanken AB, Class A	16,681	167,359
Telia Co. AB(c)	35,519	156,501

		323,860

Switzerland-4.12%
ABB Ltd.	6,153	129,015
Swiss Re AG	1,547	161,951
Swisscom AG	261	133,310
Zurich Insurance Group AG	424	165,647

		589,923

United Kingdom-11.34%
Admiral Group PLC	5,410	141,551
British Land Co. PLC (The)	24,753	198,780
Direct Line Insurance Group PLC	41,013	144,406
GlaxoSmithKline PLC	7,012	160,474
HSBC Holdings PLC	19,352	145,992
Land Securities Group PLC	14,968	182,065
National Grid PLC	15,536	181,193
Royal Dutch Shell PLC, Class A	5,082	146,844
Severn Trent PLC	5,104	148,933
United Utilities Group PLC	15,203	171,192

		1,621,430

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.75% (Cost $13,620,694)		14,264,715

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.10%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)(e)	10,160	$10,160
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)(e)	3,534	3,536

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,696)		13,696

TOTAL INVESTMENTS IN SECURITIES-99.85% (Cost $13,634,390)		14,278,411
OTHER ASSETS LESS LIABILITIES-0.15%		22,036

NET ASSETS-100.00%		$14,300,447

Investment Abbreviations:

REIT-Real Estate Investment Trust

Rts.-Rights

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $260,774, which represented 1.82% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P International Developed Low Volatility ETF (IDLV)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.73%
Australia-5.91%
ASX Ltd.	82,875	$4,700,203
Aurizon Holdings Ltd.	1,128,665	4,587,804
AusNet Services	3,893,368	4,962,322
Commonwealth Bank of Australia	78,145	4,234,897
Dexus	501,620	4,136,726
GPT Group (The)	1,008,187	4,132,813
National Australia Bank Ltd.	225,824	4,451,186
Sonic Healthcare Ltd.	215,193	4,231,261
Suncorp Group Ltd.	418,308	3,876,200
Tabcorp Holdings Ltd.	1,278,480	4,227,883
Transurban Group	547,878	5,601,515
Vicinity Centres	2,308,166	4,245,864
Woolworths Group Ltd.	195,910	5,037,163

		58,425,837

Austria-0.93%
CA Immobilien Anlagen AG	118,758	4,584,238
IMMOFINANZ AG(a)	161,589	4,642,129

		9,226,367

Belgium-2.02%
Ackermans & van Haaren N.V.	31,048	4,755,896
Ageas	88,888	5,121,033
Groupe Bruxelles Lambert S.A.	48,297	4,848,354
Sofina S.A.	23,835	5,270,442

		19,995,725

Canada-21.51%
Algonquin Power & Utilities Corp.	430,296	5,922,361
Atco Ltd., Class I	142,071	5,004,669
Bank of Montreal(b)	81,241	6,026,551
Bank of Nova Scotia (The)	115,624	6,645,290
BCE, Inc.	131,234	6,238,445
Brookfield Asset Management, Inc., Class A	88,882	4,925,078
Canadian Apartment Properties REIT	126,395	5,273,711
Canadian Imperial Bank of Commerce	71,378	6,099,184
Canadian Utilities Ltd., Class A	199,957	5,843,457
CGI, Inc.(a)	59,158	4,608,054
Choice Properties REIT	526,053	5,563,310
Emera, Inc.(b)	145,147	6,021,886
First Capital Realty, Inc.	332,744	5,518,940
Fortis, Inc.	172,612	7,186,312
George Weston Ltd.	62,840	5,041,639
Gildan Activewear, Inc.	114,554	2,932,812
Great-West Lifeco, Inc.	207,754	5,062,853
H&R REIT	366,215	6,207,837
Hydro One Ltd.(b)(c)	339,112	6,318,601
iA Financial Corp., Inc.	92,646	4,471,059
IGM Financial, Inc.	158,008	4,468,488
Intact Financial Corp.	55,840	5,773,695
Loblaw Cos., Ltd.	91,481	4,888,824
Metro, Inc.	128,442	5,443,162
National Bank of Canada	152,511	7,892,721
Pembina Pipeline Corp.	130,895	4,617,949
Power Corp. of Canada	208,628	4,838,119
Power Financial Corp.	227,551	5,332,347
Quebecor, Inc., Class B	210,386	4,901,297

	Shares	Value
Canada-(continued)
RioCan REIT	370,530	$7,450,913
Rogers Communications, Inc., Class B	104,093	4,911,026
Royal Bank of Canada	80,559	6,511,651
Shaw Communications, Inc., Class B	260,615	5,329,883
SmartCentres REIT	255,276	6,184,036
Sun Life Financial, Inc.(b)	106,841	4,803,313
TC Energy Corp.	97,273	4,913,421
TELUS Corp.	196,432	7,001,818
Toronto-Dominion Bank (The)	114,681	6,562,299

		212,737,011

Denmark-0.45%
Tryg A/S	160,298	4,479,323

Finland-0.44%
Sampo Oyj, Class A	104,988	4,303,353

France-5.58%
Air Liquide S.A.	36,258	4,817,745
AXA S.A.	197,941	5,230,429
CNP Assurances	212,230	4,209,851
Danone S.A.	57,170	4,742,810
L’Oreal S.A.	15,321	4,474,917
Orange S.A.	365,549	5,888,992
Pernod Ricard S.A.	22,320	4,121,169
Sanofi S.A.	47,395	4,368,637
Sodexo S.A.	36,231	3,985,524
TOTAL S.A.	79,519	4,181,601
Veolia Environnement S.A.	182,951	4,810,858
Vinci S.A.(b)	39,194	4,398,917

		55,231,450

Germany-3.85%
Allianz S.E.	20,227	4,942,012
Aroundtown S.A.	525,205	4,433,262
Beiersdorf AG(b)	34,965	4,140,776
Deutsche Boerse AG	26,716	4,141,505
Deutsche Telekom AG	328,304	5,775,385
E.ON S.E.	432,096	4,356,450
Hannover Rueck S.E.	26,853	4,757,420
Muenchener Rueckversicherungs- Gesellschaft AG	19,968	5,547,050

		38,093,860

Hong Kong-4.73%
CK Hutchison Holdings Ltd.	433,595	4,010,824
CK Infrastructure Holdings Ltd.	648,249	4,668,928
CLP Holdings Ltd.	438,579	4,552,152
Hang Seng Bank Ltd.	178,072	3,721,525
HK Electric Investments & HK Electric Investments Ltd.(c)	6,162,183	6,148,267
HKT Trust & HKT Ltd.	2,740,342	4,265,559
Hong Kong & China Gas Co., Ltd. (The)	2,512,626	4,879,259
Mapletree North Asia Commercial Trust(c)	4,264,054	4,010,426
MTR Corp. Ltd.	723,421	4,153,507
Power Assets Holdings Ltd.	897,904	6,409,754

		46,820,201

Israel-1.80%
Alony Hetz Properties & Investments Ltd.	305,719	4,411,974
Bank Leumi Le-Israel BM	609,745	4,440,424

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P International Developed Low Volatility ETF (IDLV)–(continued)

October 31, 2019

	Shares	Value
Israel-(continued)
Shufersal Ltd.	609,104	$4,115,953
Strauss Group Ltd.	160,051	4,846,658

		17,815,009

Italy-1.95%
Assicurazioni Generali S.p.A.	277,362	5,624,055
Enel S.p.A.	629,579	4,874,588
Eni S.p.A.	274,560	4,156,667
Terna Rete Elettrica Nazionale S.p.A.	693,113	4,580,863

		19,236,173

Japan-20.54%
Activia Properties, Inc.	1,202	6,337,727
Advance Residence Investment Corp.	1,647	5,469,433
ANA Holdings, Inc.	137,512	4,734,468
Bridgestone Corp.	103,609	4,334,892
Chugoku Electric Power Co., Inc. (The)(b)	382,646	5,100,531
Daiwa House REIT Investment Corp.	2,385	6,938,463
Daiwa Office Investment Corp.	764	6,084,862
East Japan Railway Co.	42,948	3,912,815
Frontier Real Estate Investment Corp.	1,656	7,391,147
GLP J-REIT	4,553	5,929,998
Japan Airlines Co. Ltd.	131,636	4,108,412
Japan Hotel REIT Investment Corp.	6,895	5,721,118
Japan Post Bank Co. Ltd.(b)	541,671	5,421,470
Japan Post Holdings Co. Ltd.	583,913	5,379,745
Japan Prime Realty Investment Corp.	1,239	5,948,300
Japan Real Estate Investment Corp.	879	5,992,535
Japan Retail Fund Investment Corp.	2,844	6,629,555
Japan Tobacco, Inc.	214,138	4,864,927
Kintetsu Group Holdings Co. Ltd.	85,555	4,677,212
McDonald’s Holdings Co. Japan Ltd.	102,748	5,160,924
Mitsubishi Heavy Industries Ltd.	105,534	4,297,310
Mitsubishi UFJ Financial Group, Inc.	758,484	3,997,819
Mizuho Financial Group, Inc.	3,664,189	5,721,429
Mori Trust Sogo Reit, Inc.	3,655	6,643,610
MS&AD Insurance Group Holdings, Inc.	139,207	4,518,546
Nippon Building Fund, Inc.	724	5,491,698
Nippon Prologis REIT, Inc.	2,176	6,078,831
Nomura Real Estate Master Fund, Inc.	3,560	6,800,241
ORIX JREIT, Inc.	3,148	7,116,888
Secom Co. Ltd.	47,523	4,424,578
Sekisui House Ltd.	244,413	5,294,993
Sumitomo Mitsui Financial Group, Inc.	123,153	4,420,088
Sumitomo Realty & Development Co., Ltd.	117,591	4,288,990
Tokyo Gas Co., Ltd.	167,908	4,109,750
Toyota Motor Corp.	58,692	4,094,677
United Urban Investment Corp.	3,441	6,938,976
West Japan Railway Co.	50,247	4,377,004
Yamada Denki Co. Ltd.	917,555	4,439,029

		203,192,991

Netherlands-1.33%
Akzo Nobel N.V.	46,965	4,325,333
Heineken Holding N.V.	44,413	4,231,518
Wolters Kluwer N.V.	62,074	4,572,076

		13,128,927

New Zealand-0.38%
Contact Energy Ltd.	802,618	3,798,625

	Shares	Value
Norway-1.29%
Entra ASA(c)	294,775	$4,417,836
Gjensidige Forsikring ASA	210,476	3,940,751
Orkla ASA	456,686	4,394,158

		12,752,745

Portugal-0.53%
EDP - Energias de Portugal S.A., Class R	1,272,290	5,237,701

Singapore-8.84%
Ascendas REIT	2,612,241	6,084,576
CapitaLand Commercial Trust	3,191,377	4,807,173
CapitaLand Ltd.	1,715,624	4,538,188
CapitaLand Mall Trust	2,298,281	4,289,381
DBS Group Holdings Ltd.	242,077	4,624,712
Keppel REIT	5,478,582	4,870,924
Mapletree Commercial Trust	2,823,649	4,834,198
Mapletree Commercial Trust, Rts., expiring 11/07/2019(a)	196,940	13,024
Mapletree Logistics Trust	3,969,179	4,899,681
Oversea-Chinese Banking Corp. Ltd.	603,758	4,862,183
SATS Ltd.	1,241,755	4,607,710
Singapore Airlines Ltd.	815,079	5,635,691
Singapore Exchange Ltd.	866,970	5,695,075
Singapore Technologies Engineering Ltd.	1,454,134	4,263,194
Singapore Telecommunications Ltd.	2,182,215	5,291,384
Suntec REIT	3,631,157	4,962,675
United Overseas Bank Ltd.	231,184	4,557,601
UOL Group Ltd.	740,038	4,241,373
Wilmar International Ltd.	1,565,687	4,314,138

		87,392,881

Spain-3.72%
Aena SME S.A.(c)	23,768	4,362,011
Endesa S.A.	178,968	4,871,844
Ferrovial S.A.	162,392	4,793,830
Iberdrola S.A.	486,972	5,002,620
Mapfre, S.A.	1,547,369	4,315,808
Naturgy Energy Group S.A.	166,368	4,530,705
Red Electrica Corp. S.A.	221,879	4,468,087
Telefonica S.A.	572,845	4,393,777

		36,738,682

Sweden-3.10%
AAK AB	214,376	3,807,203
Castellum AB	226,615	4,639,653
Hufvudstaden AB, Class A	246,715	4,135,689
Industrivarden AB, Class C	197,824	4,289,407
Investor AB, Class B	93,363	4,792,045
Svenska Handelsbanken AB, Class A	413,748	4,151,094
Telia Co. AB(b)	1,106,167	4,873,918

		30,689,009

Switzerland-4.90%
Chocoladefabriken Lindt & Spruengli AG	54	4,421,789
Givaudan S.A.	1,748	5,131,954
Nestle S.A.	49,900	5,326,038
Novartis AG	48,476	4,229,338
Partners Group Holding AG	5,338	4,161,124
Roche Holding AG	17,003	5,114,254
SGS S.A.	1,808	4,705,289
Swiss Re AG	45,637	4,777,605

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P International Developed Low Volatility ETF (IDLV)–(continued)

October 31, 2019

	Shares	Value
Switzerland-(continued)
Swisscom AG	10,375	$5,299,215
Zurich Insurance Group AG	13,644	5,330,390

		48,496,996

United Kingdom-5.45%
Admiral Group PLC	159,815	4,181,506
Coca-Cola European Partners PLC	83,912	4,490,131
Compass Group PLC	175,769	4,676,268
Diageo PLC	117,361	4,805,769
Direct Line Insurance Group PLC	1,224,508	4,311,458
GlaxoSmithKline PLC	201,816	4,618,695
HSBC Holdings PLC	551,097	4,157,484
Land Securities Group PLC	420,816	5,118,634
Segro PLC	477,762	5,219,044
Smith & Nephew plc	172,821	3,695,490
Unilever N.V.	72,222	4,266,421
Wm Morrison Supermarkets PLC(b)	1,686,128	4,338,605

		53,879,505

United States-0.48%
Waste Connections, Inc.	50,896	4,711,080

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.73% (Cost $907,119,924)		986,383,451

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.18%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)(e)	23,606,275	$23,606,275
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)(e)	7,865,612	7,868,758

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $31,474,720)		31,475,033

TOTAL INVESTMENTS IN SECURITIES-102.91% (Cost $938,594,644)		1,017,858,484
OTHER ASSETS LESS LIABILITIES-(2.91)%		(28,806,578)

NET ASSETS-100.00%		$989,051,906

Investment Abbreviations:

REIT-Real Estate Investment Trust

Rts.-Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2019.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $25,257,141, which represented 2.55% of the Fund’s Net Assets.

(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P International Developed Momentum ETF (IDMO)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Australia-12.16%
APA Group	570	$4,575
ASX Ltd.	180	10,209
Aurizon Holdings Ltd.	1,634	6,642
BHP Group Ltd.	1,792	44,384
BHP Group PLC	1,084	22,931
Brambles Ltd.	1,276	10,523
CSL Ltd.	204	35,984
Dexus	884	7,290
Evolution Mining Ltd.	1,381	3,929
Fortescue Metals Group Ltd.	1,818	11,160
Goodman Group	1,697	16,824
GPT Group (The)	1,260	5,165
Harvey Norman Holdings Ltd.	419	1,181
Magellan Financial Group Ltd.	157	5,210
Mirvac Group	3,672	8,121
Newcrest Mining Ltd.	798	17,208
Northern Star Resources Ltd.	552	3,723
Orica Ltd.	238	3,755
QBE Insurance Group Ltd.	848	7,361
Ramsay Health Care Ltd.	85	4,011
Rio Tinto Ltd.	229	14,338
Sydney Airport	669	4,047
Telstra Corp. Ltd.	3,460	8,319
Transurban Group	2,770	28,321
Wesfarmers Ltd.	608	16,655
WiseTech Global Ltd.	113	2,037
Woolworths Group Ltd.	884	22,729

		326,632

Austria-0.09%
Verbund AG	46	2,489

Belgium-0.32%
Galapagos N.V.(a)	31	5,700
Proximus SADP	94	2,887

		8,587

Canada-10.97%
Air Canada(a)	282	10,062
Algonquin Power & Utilities Corp.	469	6,455
Alimentation Couche-Tard, Inc., Class B	670	20,135
Barrick Gold Corp.	1,142	19,880
BCE, Inc.	171	8,129
Brookfield Asset Management, Inc., Class A	488	27,041
CAE, Inc.	161	4,046
Canadian Apartment Properties REIT	40	1,669
Canadian Pacific Railway Ltd.	75	17,091
Canadian Utilities Ltd., Class A	72	2,104
CGI, Inc.(a)	141	10,983
Choice Properties REIT	88	931
Constellation Software, Inc.	12	11,876
Emera, Inc.(b)	235	9,750
Empire Co. Ltd., Class A	110	2,927
Fortis, Inc.	409	17,028
Gildan Activewear, Inc.	168	4,301
H&R REIT	96	1,627
Hydro One Ltd.(c)	273	5,087
Intact Financial Corp.	106	10,960

	Shares	Value
Canada-(continued)
Kirkland Lake Gold Ltd.	170	$8,000
Loblaw Cos., Ltd.	124	6,627
Metro, Inc.	155	6,568
Restaurant Brands International, Inc.	146	9,572
RioCan REIT	78	1,568
Shopify, Inc., Class A(a)	97	30,480
SmartCentres REIT	36	872
TC Energy Corp.	496	25,054
Thomson Reuters Corp.	170	11,448
TMX Group Ltd.	27	2,364

		294,635

Denmark-1.63%
Carlsberg A/S, Class B	66	9,289
Coloplast A/S, Class B	53	6,390
Orsted A/S(c)	177	15,533
Tryg A/S	110	3,074
Vestas Wind Systems A/S	116	9,473

		43,759

Finland-0.30%
Neste Oyj	221	7,979

France-10.60%
Air Liquide S.A.	253	33,617
Airbus S.E.	305	43,698
Christian Dior S.E.	4	1,974
Danone S.A.	400	33,184
Hermes International	18	12,953
L’Oreal S.A.	126	36,802
LVMH Moet Hennessy Louis Vuitton S.E.	147	62,730
Pernod Ricard S.A.	113	20,864
Safran S.A.	176	27,853
Sartorius Stedim Biotech	15	2,246
Veolia Environnement S.A.	335	8,809

		284,730

Germany-6.15%
adidas AG	153	47,257
Allianz S.E.	225	54,974
Deutsche Boerse AG	89	13,797
Hannover Rueck S.E.	46	8,149
MTU Aero Engines AG	27	7,211
Muenchener Rueckversicherungs-Gesellschaft AG	89	24,724
Puma S.E.	56	4,214
Sartorius AG, Preference Shares	17	3,304
Talanx AG	31	1,428

		165,058

Hong Kong-1.59%
HKT Trust & HKT Ltd.	2,560	3,985
Hong Kong & China Gas Co., Ltd. (The)	6,676	12,964
Link REIT	1,119	12,200
Mapletree North Asia Commercial Trust(c)	1,616	1,520
MTR Corp. Ltd.	911	5,230
Techtronic Industries Co. Ltd.	876	6,874

		42,773

Israel-0.97%
Alony Hetz Properties & Investments Ltd.	108	1,559

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P International Developed Momentum ETF (IDMO)–(continued)

October 31, 2019

	Shares	Value
Israel-(continued)
Azrieli Group Ltd.	32	$2,466
Bank Leumi Le-Israel BM	730	5,316
Elbit Systems Ltd.	14	2,294
First International Bank of Israel Ltd.	33	906
Israel Discount Bank Ltd., Class A	825	3,770
Nice Ltd.(a)	41	6,483
Wix.com Ltd.(a)	27	3,296

		26,090

Italy-3.73%
Assicurazioni Generali S.p.A.	701	14,214
Davide Campari-Milano S.p.A.	186	1,705
Enel S.p.A.	6,551	50,722
Ferrari N.V.	67	10,723
Hera S.p.A.	441	1,888
Infrastrutture Wireless Italiane S.p.A.(c)	146	1,499
Poste Italiane S.p.A.(c)	247	2,998
Recordati S.p.A.	64	2,690
Snam S.p.A.	1,435	7,364
Terna Rete Elettrica Nazionale S.p.A.	797	5,267
UnipolSai Assicurazioni S.p.A.(b)	373	1,041

		100,111

Japan-6.37%
Advance Residence Investment Corp.	1	3,321
Advantest Corp.	119	5,443
Bandai Namco Holdings, Inc.	114	7,032
Chugai Pharmaceutical Co. Ltd.	149	12,611
Daiichi Sankyo Co. Ltd.	344	22,720
Fast Retailing Co. Ltd.	38	23,569
GOLDWIN. Inc.	26	1,999
Hikari Tsushin, Inc.	10	2,203
Hitachi Chemical Co. Ltd.	53	1,758
Invincible Investment Corp.(a)	5	3,159
Itochu Techno-Solutions Corp.	53	1,433
Japan Hotel REIT Investment Corp.	3	2,489
Japan Prime Realty Investment Corp.	1	4,801
Japan Real Estate Investment Corp.	1	6,817
Keio Corp.	63	3,910
Kintetsu Group Holdings Co. Ltd.	97	5,303
Kobe Bussan Co., Ltd.	60	1,779
Mori Trust Sogo Reit, Inc.	1	1,818
NEC Corp.	205	8,154
Nihon Unisys Ltd.	43	1,426
Nippon Building Fund, Inc.	1	7,585
Nippon Prologis REIT, Inc.	2	5,587
Nomura Real Estate Master Fund, Inc.	2	3,820
ORIX JREIT, Inc.	2	4,522
Pan Pacific International Holdings Corp.	318	5,021
PeptiDream, Inc.(a)	50	2,525
Rakuten, Inc.	455	4,369
Sekisui House Reit, Inc.	3	2,772
Skylark Holdings Co. Ltd.	100	1,818
Sony Financial Holdings, Inc.	80	1,731
Suzuken Co., Ltd.	41	2,200
Taiyo Nippon Sanso Corp.	116	2,738
Toho Co. Ltd.	79	3,194
Workman Co., Ltd.	20	1,425

		171,052

	Shares	Value
Netherlands-1.03%
GrandVision N.V.(c)	39	$1,192
Koninklijke DSM N.V.	101	11,972
Wolters Kluwer N.V.	198	14,584

		27,748

New Zealand-0.75%
a2 Milk Co. Ltd.(a)	555	4,627
Auckland International Airport Ltd.	840	5,010
Contact Energy Ltd.	697	3,299
Meridian Energy Ltd.	1,323	3,903
Xero Ltd.(a)	70	3,327

		20,166

Norway-0.67%
Gjensidige Forsikring ASA	160	2,996
Mowi ASA	239	5,836
Telenor ASA	361	6,769
Tomra Systems ASA	83	2,238

		17,839

Singapore-1.05%
Ascendas REIT	1,648	3,839
BOC Aviation Ltd.(c)	140	1,317
CapitaLand Commercial Trust	1,848	2,784
CapitaLand Mall Trust	1,927	3,596
ComfortDelGro Corp. Ltd.	1,032	1,744
Mapletree Commercial Trust	1,566	2,681
Mapletree Commercial Trust, Rts., expiring 11/07/2019(a)	111	7
Mapletree Logistics Trust	2,107	2,601
Singapore Technologies Engineering Ltd.	1,082	3,172
Wilmar International Ltd.	2,350	6,475

		28,216

South Africa-0.59%
Anglo American PLC	616	15,795

Spain-2.93%
Cellnex Telecom S.A.(a)(c)	207	8,928
Endesa S.A.	180	4,900
Ferrovial S.A.	406	11,985
Iberdrola S.A.	5,147	52,875

		78,688

Sweden-3.16%
AAK AB	153	2,717
Assa Abloy AB, Class B	665	15,806
Castellum AB	183	3,747
Essity AB, Class B	414	12,947
Fabege AB	142	2,122
Fastighets AB Balder, Class B(a)	57	2,213
Getinge AB, Class B	133	2,274
Hufvudstaden AB, Class A	80	1,341
Husqvarna AB, Class B	220	1,687
ICA Gruppen AB	89	3,944
Investment AB Latour, Class B	91	1,233
Investor AB, Class B	294	15,090
L E Lundbergforetagen AB, Class B	40	1,509
Nibe Industrier AB, Class B	272	3,727
Tele2 AB, Class B	235	3,367
Telefonaktiebolaget LM Ericsson, Class B	1,264	11,068

		84,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P International Developed Momentum ETF (IDMO)–(continued)

October 31, 2019

	Shares	Value
Switzerland-20.03%
Givaudan S.A.	4	$11,744
Nestle S.A.	2,127	227,023
Novartis AG	1,798	156,868
Roche Holding AG	330	99,259
Roche Holding AG, BR	12	3,573
Zurich Insurance Group AG	101	39,458

		537,925

Taiwan-0.20%
Sea Ltd., ADR(a)	181	5,387

United Kingdom-13.34%
Admiral Group PLC	123	3,218
AstraZeneca PLC	697	67,653
AVEVA Group PLC	49	2,652
Barratt Developments PLC	566	4,623
Clarivate Analytics PLC(a)	110	1,841
Coca-Cola European Partners PLC	189	10,113
Compass Group PLC	1,145	30,462
Diageo PLC	1,684	68,957
Experian PLC	680	21,364
Halma PLC	298	7,224
InterContinental Hotels Group PLC	106	6,392
JD Sports Fashion PLC	236	2,347
London Stock Exchange Group PLC	265	23,846
Micro Focus International PLC	230	3,155
RELX PLC	1,060	25,485
Rentokil Initial PLC	1,099	6,464
Segro PLC	593	6,478
Smith & Nephew plc	808	17,278
Spirax-Sarco Engineering PLC	44	4,512
Unilever PLC	630	37,684
United Utilities Group PLC	301	3,389
Whitbread PLC	60	3,153

		358,290

	Shares	Value
United States-1.25%
Atlassian Corp. PLC, Class A(a)	96	$11,596
CyberArk Software Ltd.(a)	40	4,063
Mellanox Technologies Ltd.(a)	33	3,719
Waste Connections, Inc.	152	14,070

		33,448

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-99.88%
(Cost $2,462,255)		2,682,189

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.38%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)(e)	7,660	7,660
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)(e)	2,540	2,541

Total Investments Purchased with Cash Collateral from Securities on Loan
(Cost $10,201)		10,201

TOTAL INVESTMENTS IN SECURITIES-100.26% (Cost $2,472,456)		2,692,390
OTHER ASSETS LESS LIABILITIES-(0.26)%		(7,012)

NET ASSETS-100.00%		$2,685,378

Investment Abbreviations:

ADR-American Depositary Receipt

BR-Bearer Shares

REIT-Real Estate Investment Trust

Rts.-Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2019.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $38,074, which represented 1.42% of the Fund’s Net Assets.

(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

(This Page Intentionally Left Blank)

51

Statements of Assets and Liabilities

October 31, 2019

	Invesco FTSE International Low Beta Equal Weight ETF (IDLB)	Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)	Invesco S&P Emerging Markets Low Volatility ETF (EELV)	Invesco S&P Emerging Markets Momentum ETF (EEMO)
Assets:
Unaffiliated investments in securities, at value(a)	$53,361,942	$12,174,766	$335,765,201	$5,938,929
Affiliated investments in securities, at value	819,692	581,900	311,493	214,729
Foreign currencies, at value	6,906	333	156,759	-
Deposits with brokers:
Cash segregated as collateral	-	-	-	-
Receivable for:
Dividends	165,991	16,069	395,242	5,785
Securities lending	1,049	91	35	57
Investments sold	-	-	-	-
Fund shares sold	-	-	-	-
Foreign tax reclaims	186,461	5,989	28,343	-

Total assets	54,542,041	12,779,148	336,657,073	6,159,500

Liabilities:
Due to custodian	77,849	280	595,999	1,768
Due to foreign custodian	-	-	-	241
Payable for:
Investments purchased	-	-	-	-
Collateral upon return of securities loaned	819,678	416,991	311,493	206,340
Collateral upon receipt of securities in-kind	-	-	-	-
Accrued unitary management fees	21,267	7,263	106,073	1,866
Accrued expenses	7,888	7,000	11,135	6,937
Accrued tax expenses	-	5,528	-	1,533

Total liabilities	926,682	437,062	1,024,700	218,685

Net Assets	$53,615,359	$12,342,086	$335,632,373	$5,940,815

Net assets consist of:
Shares of beneficial interest	$66,401,757	$17,132,150	$412,529,381	$6,391,721
Distributable earnings (loss)	(12,786,398)	(4,790,064)	(76,897,008)	(450,906)

Net Assets	$53,615,359	$12,342,086	$335,632,373	$5,940,815

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,900,001	400,000	14,450,000	350,000
Net asset value	$28.22	$30.86	$23.23	$16.97

Market price	$28.02	$30.78	$23.12	$16.92

Unaffiliated investments in securities, at cost	$53,092,962	$12,014,607	$335,152,135	$5,443,550

Affiliated investments in securities, at cost	$819,678	$579,662	$311,493	$214,724

Foreign currencies (due to foreign custodian), at cost	$6,624	$332	$156,455	$(270)

(a) Includes securities on loan with an aggregate value of:	$734,169	$399,775	$295,039	$198,224

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)	Invesco S&P International Developed Low Volatility ETF (IDLV)	Invesco S&P International Developed Momentum ETF (IDMO)

$14,264,715	$986,383,451	$2,682,189
13,696	31,475,033	10,201
337	216,705	100
-	274,441	-

31,125	2,559,140	1,506
38	5,685	6
-	-	2,016
-	259,158	-
16,102	975,920	11,782

14,326,013	1,022,149,533	2,707,800

1,586	856,736	4,674
-	-	-
-	259,823	-
13,696	31,474,720	10,201
-	274,441	-
3,302	215,129	669
6,982	16,778	6,878
-	-	-

25,566	33,097,627	22,422

$14,300,447	$989,051,906	$2,685,378

$14,341,111	$977,735,490	$4,093,093
(40,664)	11,316,416	(1,407,715)

$14,300,447	$989,051,906	$2,685,378

500,001	28,600,000	100,000
$28.60	$34.58	$26.85

$28.61	$34.57	$26.79

$13,620,694	$907,119,924	$2,462,255

$13,696	$31,474,720	$10,201

$340	$216,297	$99

$13,117	$29,235,985	$9,689

53

Statements of Operations

For the year ended October 31, 2019

	Invesco FTSE International Low Beta Equal Weight ETF (IDLB)	Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)		Invesco S&P Emerging Markets Low Volatility ETF (EELV)		Invesco S&P Emerging Markets Momentum ETF (EEMO)
Investment income:
Unaffiliated interest income	$-	$-		$-		$3
Unaffiliated dividend income	3,042,994	432,206		12,756,377		247,824
Affiliated dividend income	1,838	2,336		6,835		4,870
Non-cash dividend income	127,496	52,640		-		218
Securities lending income	32,993	547		1,561		231
Foreign withholding tax	(343,659)	(46,832)		(1,814,367)		(20,210)

Total investment income	2,861,662	440,897		10,950,406		232,936

Expenses:
Unitary management fees	438,335	86,920		1,436,487		37,744
Proxy fees	7,888	7,000		11,135		6,937
Professional fees	426	-		-		-

Total expenses	446,649	93,920		1,447,622		44,681

Less: Waivers	(150)	(975)		(511,307)		(14,861)

Net expenses	446,499	92,945		936,315		29,820

Net investment income	2,415,163	347,952		10,014,091		203,116

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(7,172,275)	(276,487	)(a)	(7,575,067	)(a)	(872,540	)(a)
Affiliated investment securities	-	582		-		(2,910)
In-kind redemptions	9,121,309	-		110,054		(60,528)
Foreign currencies	(7,379)	(3,879)		(257,321)		(40,161)

Net realized gain (loss)	1,941,655	(279,784)		(7,722,334)		(976,139)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	3,924,882	608,510	(b)	12,770,196		1,619,473	(b)
Affiliated investment securities	14	21,236		-		72,997
Foreign currencies	1,440	(434)		(13,928)		436

Change in net unrealized appreciation	3,926,336	629,312		12,756,268		1,692,906

Net realized and unrealized gain	5,867,991	349,528		5,033,934		716,767

Net increase in net assets resulting from operations	$8,283,154	$697,480		$15,048,025		$919,883

(a)	Net of foreign taxes of $484, $14,831 and $20,802, respectively.
(b)	Net of foreign taxes of $2,014 and $1,533, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)	Invesco S&P International Developed Low Volatility ETF (IDLV)	Invesco S&P International Developed Momentum ETF (IDMO)

$-	$-	$-
511,639	29,106,052	72,257
190	13,226	52
25,195	1,512,817	8,612
2,272	182,850	374
(48,590)	(3,017,539)	(6,709)

490,706	27,797,406	74,586

29,629	2,583,026	8,931
6,982	16,778	6,878
-	1,416	346

36,611	2,601,220	16,155

(18)	(739,162)	(2,553)

36,593	1,862,058	13,602

454,113	25,935,348	60,984

(497,146)	(21,973,588)	(148,357)
-	220	-
306,046	8,998,186	-
(1,817)	(14,600)	(361)

(192,917)	(12,989,782)	(148,718)

1,100,211	101,257,900	361,427
-	313	-
135	33,265	46

1,100,346	101,291,478	361,473

907,429	88,301,696	212,755

$1,361,542	$114,237,044	$273,739

55

Statements of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	Invesco FTSE International		Invesco MSCI Emerging
	Low Beta Equal Weight		Markets Equal Country		Invesco S&P Emerging Markets
	ETF (IDLB)		Weight ETF (EWEM)		Low Volatility ETF (EELV)
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$2,415,163	$2,776,910	$347,952	$347,980	$10,014,091	$18,502,822
Net realized gain (loss)	1,941,655	7,962,250	(279,784)	53,428	(7,722,334)	(25,851,646)
Change in net unrealized appreciation (depreciation)	3,926,336	(16,898,917)	629,312	(1,525,382)	12,756,268	(27,555,092)

Net increase (decrease) in net assets resulting from operations	8,283,154	(6,159,757)	697,480	(1,123,974)	15,048,025	(34,903,916)

Distributions to Shareholders from:
Distributable earnings	(2,663,090)	(3,583,648)	(324,796)	(340,324)	(14,807,076)	(13,296,285)

Shareholder Transactions:
Proceeds from shares sold	38,328,349	42,228,757	-	-	92,611,360	491,939,223
Value of shares repurchased	(99,591,478)	(57,331,420)	-	-	(3,576,939)	(476,665,178)
Transaction fees	-	-	-	-	86,655	1,364,568

Net increase (decrease) in net assets resulting from share transactions	(61,263,129)	(15,102,663)	-	-	89,121,076	16,638,613

Net increase (decrease) in net assets	(55,643,065)	(24,846,068)	372,684	(1,464,298)	89,362,025	(31,561,588)

Net assets:
Beginning of year	109,258,424	134,104,492	11,969,402	13,433,700	246,270,348	277,831,936

End of year	$53,615,359	$109,258,424	$12,342,086	$11,969,402	$335,632,373	$246,270,348

Changes in Shares Outstanding:
Shares sold	1,400,000	1,400,000	-	-	3,900,000	18,650,000
Shares repurchased	(3,550,000)	(1,900,000)	-	-	(150,000)	(19,250,000)
Shares outstanding, beginning of year	4,050,001	4,550,001	400,000	400,000	10,700,000	11,300,000

Shares outstanding, end of year	1,900,001	4,050,001	400,000	400,000	14,450,000	10,700,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

		Invesco S&P International		Invesco S&P International		Invesco S&P International
Invesco S&P Emerging Markets		Developed High Dividend		Developed Low Volatility ETF		Developed Momentum ETF
Momentum ETF (EEMO)		Low Volatility ETF (IDHD)		(IDLV)		(IDMO)
2019	2018	2019	2018	2019	2018	2019	2018
$203,116	$2,583,106	$454,113	$233,979	$25,935,348	$19,046,734	$60,984	$61,329
(976,139)	53,880,516	(192,917)	75,060	(12,989,782)	13,800,933	(148,718)	54,435
1,692,906	(50,032,353)	1,100,346	(482,211)	101,291,478	(52,985,762)	361,473	(360,106)

919,883	6,431,269	1,361,542	(173,172)	114,237,044	(20,138,095)	273,739	(244,342)

(1,227,256)	(18,109,850)	(462,652)	(253,963)	(27,200,949)	(23,013,425)	(74,476)	(66,579)

-	128,276,185	10,898,206	4,310,452	436,062,565	266,538,390	-	1,435,481
(6,681,594)	(495,089,841)	(2,734,982)	(2,903,044)	(71,976,046)	(254,581,165)	-	(1,434,155)
5,965	429,939	-	-	-	-	-	-

(6,675,629)	(366,383,717)	8,163,224	1,407,408	364,086,519	11,957,225	-	1,326

(6,983,002)	(378,062,298)	9,062,114	980,273	451,122,614	(31,194,295)	199,263	(309,595)

12,923,817	390,986,115	5,238,333	4,258,060	537,929,292	569,123,587	2,486,115	2,795,710

$5,940,815	$12,923,817	$14,300,447	$5,238,333	$989,051,906	$537,929,292	$2,685,378	$2,486,115

-	6,050,000	400,000	150,000	13,300,000	8,000,000	-	50,000
(400,000)	(24,050,000)	(100,000)	(100,000)	(2,150,000)	(7,650,000)	-	(50,000)
750,000	18,750,000	200,001	150,001	17,450,000	17,100,000	100,000	100,000

350,000	750,000	500,001	200,001	28,600,000	17,450,000	100,000	100,000

57

Financial Highlights

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

					For the Period November 04, 2015(a) Through October 31, 2016
	Years Ended October 31,
	2019		2018	2017

Per Share Operating Performance:
Net asset value at beginning of period	$26.98		$29.47	$25.09	$24.92

Net investment income(b)	0.68		0.67	0.64	0.54
Net realized and unrealized gain (loss) on investments	1.43		(2.30)	4.45	0.03

Total from investment operations	2.11		(1.63)	5.09	0.57

Distributions to shareholders from:
Net investment income	(0.87)		(0.86)	(0.71)	(0.40)

Net asset value at end of period	$28.22		$26.98	$29.47	$25.09

Market price at end of period(c)	$28.02		$26.86	$29.44	$25.20

Net Asset Value Total Return(d)	7.94%		(5.81)%	20.63%	2.33	%(e)
Market Price Total Return(d)	7.65%		(6.12)%	19.98%	2.77	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$53,615		$109,258	$134,104	$146,797
Ratio to average net assets of:
Expenses	0.46	%(f)	0.45%	0.45%	0.45	%(g)
Net investment income	2.48	%(f)	2.23%	2.38%	2.22	%(g)
Portfolio turnover rate(h)	53%		50%	39%	59%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (November 5, 2015, the first day of trading on the exchange) to October 31, 2016 was 2.17%. The market price total return from Fund Inception to October 31, 2016 was 2.16%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights–(continued)

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)

	Years Ended October 31,
	2019		2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$29.92		$33.58	$29.16	$27.68	$34.14

Net investment income(a)	0.87		0.87	0.58	0.56	0.71
Net realized and unrealized gain (loss) on investments.	0.88		(3.68)	4.39	1.56	(6.53)

Total from investment operations	1.75		(2.81)	4.97	2.12	(5.82)

Distributions to shareholders from:
Net investment income	(0.81)		(0.85)	(0.55)	(0.64)	(0.64)

Net asset value at end of year	$30.86		$29.92	$33.58	$29.16	$27.68

Market price at end of year(b)	$30.78		$29.83

Net Asset Value Total Return(c)	5.86%		(8.57)%	17.14%	7.80%	(17.21)%
Market Price Total Return(c)	5.91%		(8.76)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$12,342		$11,969	$13,434	$11,666	$11,072
Ratio to average net assets of:
Expenses, after Waivers(d)	0.75	%(e)	0.65%	0.66%	0.66%	0.64%
Expenses, prior to Waivers(d)	0.76	%(e)	0.70%	0.71%	0.71%	0.70%
Net investment income	2.80	%(e)	2.59%	1.86%	2.07%	2.26%
Portfolio turnover rate(f)	28%		51%	23%	11%	99%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.06%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Financial Highlights–(continued)

Invesco S&P Emerging Markets Low Volatility ETF (EELV)

	Years Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$23.02	$24.59	$22.27	$22.31	$27.37
Net investment income(a)	0.74	1.04	0.63	0.57	0.69
Net realized and unrealized gain (loss) on investments	0.58	(1.68)	2.29	(0.14)	(5.11)
Total from investment operations	1.32	(0.64)	2.92	0.43	(4.42)
Distributions to shareholders from:
Net investment income	(1.12)	(1.01)	(0.61)	(0.49)	(0.66)
Transaction fees(a)	0.01	0.08	0.01	0.02	0.02
Net asset value at end of year	$23.23	$23.02	$24.59	$22.27	$22.31
Market price at end of year(b)	$23.12	$23.03	$24.63	$22.15	$22.13
Net Asset Value Total Return(c)	5.87%	(2.54)%	13.30%	2.12%	(16.21)%
Market Price Total Return(c)	5.32%	(2.60)%	14.09%	2.39%	(16.48)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$335,632	$246,270	$277,832	$269,478	$176,244
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.29%	0.29%	0.29%
Expenses, prior to Waivers	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	3.14%	4.12%	2.74%	2.60%	2.78%
Portfolio turnover rate(d)	67%	125%	81%	73%	89%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights–(continued)

Invesco S&P Emerging Markets Momentum ETF (EEMO)

	Years Ended October 31,
	2019		2018		2017		2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$17.23		$20.85		$15.87		$16.20	$21.70
Net investment income(a)	0.40		0.27	(b)	0.40		0.22	0.52
Net realized and unrealized gain (loss) on investments	1.61		(3.03)		4.70		(0.23)	(5.69)
Total from investment operations	2.01		(2.76)		5.10		(0.01)	(5.17)
Distributions to shareholders from:
Net investment income	(0.43)		(0.14)		(0.37)		(0.32)	(0.33)
Net realized gains	(1.85)		(0.76)		-		-	-
Total distributions	(2.28)		(0.90)		(0.37)		(0.32)	(0.33)
Transaction fees(a)	0.01		0.04		0.25		-	-
Net asset value at end of year	$16.97		$17.23		$20.85		$15.87	$16.20
Market price at end of year(c)	$16.92		$17.18		$20.96		$15.84	$16.09
Net Asset Value Total Return(d)	13.60%		(13.66)%		34.38%		0.17%	(24.15)%
Market Price Total Return(d)	13.66%		(14.35)%		35.37%		0.69%	(24.18)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$5,941		$12,924		$390,986		$1,587	$1,620
Ratio to average net assets of:
Expenses, after Waivers	0.36	%(e)(f)	0.27	%(e)	0.27	%(e)	0.28%	0.29%
Expenses, prior to Waivers	0.53	%(e)(f)	0.45	%(e)	0.45	%(e)	0.45%	0.45%
Net investment income	2.42	%(f)	1.26	%(b)	2.16%		1.44%	2.52%
Portfolio turnover rate(g)	114%		140%		111%		182%	134%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are $0.17 and 0.83%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.08%.
(g)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Financial Highlights–(continued)

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

	Years Ended October 31,			For the Period November 29, 2016(a) Through October 31,
	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$26.19		$28.39	$25.19

Net investment income(b)	1.25		1.27	1.02
Net realized and unrealized gain (loss) on investments	2.41		(2.09)	3.16

Total from investment operations	3.66		(0.82)	4.18
Distributions to shareholders from:
Net investment income	(1.25)		(1.38)	(0.98)

Net asset value at end of period	$28.60		$26.19	$28.39

Market price at end of period(c)	$28.61		$26.41	$28.60

Net Asset Value Total Return(d)	14.30%		(3.11)%	16.70	%(e)
Market Price Total Return(d)	13.34%		(3.06)%	17.55	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$14,300		$5,238	$4,258
Ratio to average net assets of:
Expenses	0.37	%(f)	0.30%	0.30	%(g)
Net investment income	4.60	%(f)	4.51%	4.00	%(g)
Portfolio turnover rate(h)	58%		65%	72%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 1, 2016, the first day of trading on the exchange) to October 31, 2017 was 17.22%. The market price total return from Fund Inception to October 31, 2017 was 18.16%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.07%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P International Developed Low Volatility ETF (IDLV)

	Years Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$30.83	$33.28	$29.32	$29.99	$31.75
Net investment income(a)	1.15	1.08	1.00	0.99	1.02
Net realized and unrealized gain (loss) on investments	3.79	(2.22)	4.04	(0.55)	(1.86)
Total from investment operations	4.94	(1.14)	5.04	0.44	(0.84)
Distributions to shareholders from:
Net investment income	(1.19)	(1.31)	(1.08)	(1.11)	(0.92)
Net asset value at end of year	$34.58	$30.83	$33.28	$29.32	$29.99
Market price at end of year(b)	$34.57	$30.76	$33.29	$29.38	$29.90
Net Asset Value Total Return(c)	16.33%	(3.62)%	17.59%	1.56%	(2.69)%
Market Price Total Return(c)	16.56%	(3.87)%	17.38%	2.07%	(3.78)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$989,052	$537,929	$569,124	$384,137	$313,428
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	3.51%	3.26%	3.19%	3.33%	3.32%
Portfolio turnover rate(d)	59%	65%	69%	56%	66%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P International Developed Momentum ETF (IDMO)

	Years Ended October 31,
	2019		2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$24.86		$27.96	$23.57	$25.85	$27.75
Net investment income(a)	0.61		0.61	0.71	0.51	0.69
Net realized and unrealized gain (loss) on investments	2.12		(3.04)	4.49	(2.30)	(2.13)
Total from investment operations	2.73		(2.43)	5.20	(1.79)	(1.44)
Distributions to shareholders from:
Net investment income	(0.74)		(0.67)	(0.81)	(0.49)	(0.46)
Net asset value at end of year	$26.85		$24.86	$27.96	$23.57	$25.85
Market price at end of year(b)	$26.79		$24.78	$27.80	$23.51	$25.74
Net Asset Value Total Return(c)	11.30%		(8.95)%	22.57%	(6.92)%	(5.34)%
Market Price Total Return(c)	11.42%		(8.70)%	22.19%	(6.77)%	(6.99)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,685		$2,486	$2,796	$3,535	$3,877
Ratio to average net assets of:
Expenses, after Waivers	0.53	%(d)	0.25%	0.26%	0.26%	0.26%
Expenses, prior to Waivers	0.63	%(d)	0.35%	0.36%	0.36%	0.36%
Net investment income	2.39	%(d)	2.21%	2.87%	2.13%	2.42%
Portfolio turnover rate(e)	104%		123%	134%	198%	98%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.27%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2019

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)	“FTSE International Low Beta Equal Weight ETF”

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)	“MSCI Emerging Markets Equal Country Weight ETF”

Invesco S&P Emerging Markets Low Volatility ETF (EELV)	“S&P Emerging Markets Low Volatility ETF”

Invesco S&P Emerging Markets Momentum ETF (EEMO)	“S&P Emerging Markets Momentum ETF”

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)	“S&P International Developed High Dividend Low Volatility ETF”

Invesco S&P International Developed Low Volatility ETF (IDLV)	“S&P International Developed Low Volatility ETF”

Invesco S&P International Developed Momentum ETF (IDMO)	“S&P International Developed Momentum ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of FTSE International Low Beta Equal Weight ETF which are listed and traded on The Nasdaq Stock Market and Shares of S&P International Developed High Dividend Low Volatility ETF, which are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”).

Fund	Underlying Index

FTSE International Low Beta Equal Weight ETF	FTSE Developed ex-U.S. Low Beta Equal Weight Index

MSCI Emerging Markets Equal Country Weight ETF	MSCI Emerging Markets Equal Country Weighted Index

S&P Emerging Markets Low Volatility ETF	S&P BMI Emerging Markets Low Volatility IndexTM

S&P Emerging Markets Momentum ETF	S&P Momentum Emerging Plus LargeMidCap Index

S&P International Developed High Dividend Low Volatility ETF	S&P EPAC Ex-Korea Low Volatility High Dividend Index

S&P International Developed Low Volatility ETF	S&P BMI International Developed Low VolatilityTM Index

S&P International Developed Momentum ETF	S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in a fund that are held as investments (the “Underlying Fund”), if any, of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are the same as those set forth below.

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded,

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or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each

65

Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non-U.S. securities, which may have lower trading volumes.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. For certain Funds, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be exacerbated in emerging market countries. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

High Dividend Paying Securities Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which a Fund invests and the capital resources available for such companies’ dividend payments may adversely affect a Fund.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high positive momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. MSCI Emerging Markets Equal Country Weight ETF and S&P International Developed High Dividend Low Volatility ETF are non-diversified and can invest a greater portion of their assets in securities of individual issuers

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than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Sampling Risk. A Fund’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities that a Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

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The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending. Each Fund may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. A Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s

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books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Certain Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

	Unitary Management Fees (as a % of Net Assets)

FTSE International Low Beta Equal Weight ETF	0.45%

MSCI Emerging Markets Equal Country Weight ETF	0.70%

S&P Emerging Markets Low Volatility ETF	0.45	%*

S&P Emerging Markets Momentum ETF	0.45	%*

S&P International Developed High Dividend Low Volatility ETF	0.30%

S&P International Developed Low Volatility ETF	0.35	%**

S&P International Developed Momentum ETF	0.35	%**

*

The Adviser has agreed to waive a portion of its unitary management fee through February 28, 2021. After giving effect to such waiver, the Fund’s net unitary management fee is 0.29% of its average daily net assets. Unless the Adviser continues the fee waiver agreement, it will terminate on February 28, 2021. The fee waiver agreement cannot be terminated during its term.

**

The Adviser has agreed to waive a portion of its unitary management fee through February 28, 2021. After giving effect to such waiver, the Fund’s net unitary management fee is 0.25% of its average daily net assets. Unless the Adviser continues the fee waiver agreement, it will terminate on February 28, 2021. The fee waiver agreement cannot be terminated during its term.

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the MSCI Emerging Markets Equal Country Weight ETF (including acquired fund fees and expenses, but excluding interest expenses, brokerage commissions and other trading expenses, taxes and litigation expenses and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets per year (the “Expense Cap”) through at least April 6, 2020, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2019, the Adviser waived fees for each Fund in the following amounts:

FTSE International Low Beta Equal Weight ETF	$150

MSCI Emerging Markets Equal Country Weight ETF	975

S&P Emerging Markets Low Volatility ETF	511,307

S&P Emerging Markets Momentum ETF	14,861

S&P International Developed High Dividend Low Volatility ETF	18

S&P International Developed Low Volatility ETF	739,162

S&P International Developed Momentum ETF	2,553

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

FTSE International Low Beta Equal Weight ETF	FTSE International Ltd.

MSCI Emerging Markets Equal Country Weight ETF	MSCI Inc.

S&P Emerging Markets Low Volatility ETF	S&P Dow Jones Indices LLC

S&P Emerging Markets Momentum ETF	S&P Dow Jones Indices LLC

S&P International Developed High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC

S&P International Developed Low Volatility ETF	S&P Dow Jones Indices LLC

S&P International Developed Momentum ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.

Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
FTSE International Low Beta Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$53,361,755	$187	$-	$53,361,942

Money Market Funds	819,692	-	-	819,692

Total Investments	$54,181,447	$187	$-	$54,181,634

MSCI Emerging Markets Equal Country Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$11,766,539	$810	$709	$11,768,058

Exchange-Traded Funds	571,615	-	-	571,615

Money Market Funds	416,993	-	-	416,993

Total Investments	$12,755,147	$810	$709	$12,756,666

S&P Emerging Markets Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$334,139,758	$1,625,443	$0	$335,765,201
Money Market Funds	311,493	-	-	311,493

Total Investments	$334,451,251	$1,625,443	$0	$336,076,694

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	Level 1	Level 2	Level 3	Total

S&P Emerging Markets Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$5,678,749	$-	$-	$5,678,749

Exchange-Traded Fund	259,956	-	-	259,956

Non-U.S. Dollar Denominated Bonds & Notes	-	224	-	224

Money Market Funds	214,729	-	-	214,729

Total Investments	$6,153,434	$224	$-	$6,153,658

S&P International Developed High Dividend Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$14,264,330	$385	$-	$14,264,715

Money Market Funds	13,696	-	-	13,696

Total Investments	$14,278,026	$385	$-	$14,278,411

S&P International Developed Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$986,370,427	$13,024	$-	$986,383,451

Money Market Funds	31,475,033	-	-	31,475,033

Total Investments	$1,017,845,460	$13,024	$-	$1,017,858,484

S&P International Developed Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$2,682,182	$7	$-	$2,682,189

Money Market Funds	10,201	-	-	10,201

Total Investments	$2,692,383	$7	$-	$2,692,390

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018:

	2019		2018
	Ordinary Income	Long-Term Capital Gains	Ordinary Income

FTSE International Low Beta Equal Weight ETF	$2,663,090	$-	$3,583,648

MSCI Emerging Markets Equal Country Weight ETF	324,796	-	340,324

S&P Emerging Markets Low Volatility ETF	14,807,076	-	13,296,285

S&P Emerging Markets Momentum ETF	1,203,025	24,231	18,109,850

S&P International Developed High Dividend Low Volatility ETF	462,652	-	253,963

S&P International Developed Low Volatility ETF	27,200,949	-	23,013,425

S&P International Developed Momentum ETF	74,476	-	66,579

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

FTSE International Low Beta Equal Weight ETF	$272,255	$(400,129)	$(1,513)	$(12,657,011)	$66,401,757	$53,615,359

MSCI Emerging Markets Equal Country Weight ETF	70,026	42,464	(5,446)	(4,897,108)	17,132,150	12,342,086

S&P Emerging Markets Low Volatility ETF	375,571	(2,473,817)	(4,686)	(74,794,076)	412,529,381	335,632,373

S&P Emerging Markets Momentum ETF	2,344	489,374	(1,644)	(940,980)	6,391,721	5,940,815

S&P International Developed High Dividend Low Volatility ETF	253,431	292,215	(334)	(585,976)	14,341,111	14,300,447

S&P International Developed Low Volatility ETF	25,350,878	46,355,363	(7,745)	(60,382,080)	977,735,490	989,051,906

S&P International Developed Momentum ETF	6,347	212,493	19	(1,626,574)	4,093,093	2,685,378

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Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2019:

	No expiration
	Short-Term	Long-Term	Total*
FTSE International Low Beta Equal Weight ETF	$6,801,019	$5,855,992	$12,657,011

MSCI Emerging Markets Equal Country Weight ETF	1,346,759	3,550,349	4,897,108

S&P Emerging Markets Low Volatility ETF	49,719,397	25,074,679	74,794,076

S&P Emerging Markets Momentum ETF	880,846	60,134	940,980

S&P International Developed High Dividend Low Volatility ETF	348,037	237,939	585,976

S&P International Developed Low Volatility ETF	37,020,400	23,361,680	60,382,080

S&P International Developed Momentum ETF	1,213,905	412,669	1,626,574

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
FTSE International Low Beta Equal Weight ETF	$50,808,162	$54,348,387

MSCI Emerging Markets Equal Country Weight ETF	3,445,279	3,416,609

S&P Emerging Markets Low Volatility ETF	260,971,263	212,799,592

S&P Emerging Markets Momentum ETF	9,594,928	14,032,266

S&P International Developed High Dividend Low Volatility ETF	6,353,222	5,693,734

S&P International Developed Low Volatility ETF	432,840,653	435,708,482

S&P International Developed Momentum ETF	2,640,907	2,641,003

For the fiscal year ended October 31, 2019, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
FTSE International Low Beta Equal Weight ETF	$34,785,428	$92,764,271

MSCI Emerging Markets Equal Country Weight ETF	-	-

S&P Emerging Markets Low Volatility ETF	37,411,575	1,496,099

S&P Emerging Markets Momentum ETF	-	3,277,158

S&P International Developed High Dividend Low Volatility ETF	10,879,057	3,400,907

S&P International Developed Low Volatility ETF	435,955,381	71,345,379

S&P International Developed Momentum ETF	-	-

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At October 31, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
FTSE International Low Beta Equal Weight ETF	$3,485,914	$(3,886,043)	$(400,129)	$54,581,763

MSCI Emerging Markets Equal Country Weight ETF	1,780,447	(1,737,983)	42,464	12,714,202

S&P Emerging Markets Low Volatility ETF	27,618,308	(30,092,125)	(2,473,817)	338,550,511

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	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

S&P Emerging Markets Momentum ETF	$639,118	$(149,744)	$489,374	$5,664,284

S&P International Developed High Dividend Low Volatility ETF	893,092	(600,877)	292,215	13,986,196

S&P International Developed Low Volatility ETF	91,130,967	(44,775,604)	46,355,363	971,503,121

S&P International Developed Momentum ETF	248,261	(35,768)	212,493	2,479,897

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, foreign currency transactions, expired capital loss carryforwards and passive foreign investment companies, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2019, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

FTSE International Low Beta Equal Weight ETF	$300,876	$(8,270,505)	$7,969,629

MSCI Emerging Markets Equal Country Weight ETF	(1,475)	20,275	(18,800)

S&P Emerging Markets Low Volatility ETF	(47,668)	(34,096)	81,764

S&P Emerging Markets Momentum ETF	(39,358)	112,190	(72,832)

S&P International Developed High Dividend Low Volatility ETF	13,511	(296,744)	283,233

S&P International Developed Low Volatility ETF	1,043,338	(9,262,350)	8,219,012

S&P International Developed Momentum ETF	(109)	109	-

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for MSCI Emerging Markets Equal Country Weight ETF). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 10–Subsequent Event

At a meeting held on December 12, 2019, the Board of Trustees of the Trust approved the termination and winding down of Invesco MSCI Emerging Markets Equal Country Weight ETF, with the liquidation payment to shareholders expected to take place on or about February 26, 2020. Investors, who have elected not to sell their shares before market close on February 13, 2020

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will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about February 26, 2020.

74

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of each of the seven Funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund

Invesco FTSE International Low Beta Equal Weight ETF (1)	-

Invesco MSCI Emerging Markets Equal Country Weight ETF (2)	Guggenheim MSCI Emerging Markets Equal Country Weight ETF

Invesco S&P Emerging Markets Low Volatility ETF (3)	-

Invesco S&P Emerging Markets Momentum ETF (3)	-

Invesco S&P International Developed High Dividend Low Volatility ETF (4)	-

Invesco S&P International Developed Low Volatility ETF (3)	-

Invesco S&P International Developed Momentum ETF (3)	-

(1) Statements of changes in net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period November 4, 2015 (commencement of investment operations) through October 31, 2016

(2) Statements of changes in net assets and the financial highlights for each of the two years in the period ended October 31, 2019

(3) Statements of changes in net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019

(4) Statements of changes in net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the two years in the period ended October 31, 2019 and for the period November 29, 2016 (commencement of investment operations) through October 31, 2017

The financial statements of the Predecessor Fund listed in the table above as of and for the year ended October 31, 2017 and the financial highlights for each of the periods ended on or prior to October 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 21, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

75

Report of Independent Registered Public Accounting Firm–(continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Subsequent Event

As discussed in Note 10 to the financial statements, on December 12, 2019, the Board of Trustees approved a plan of liquidation for the Invesco MSCI Emerging Markets Equal Country Weight ETF.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

In addition to the fees and expenses which the Invesco MSCI Emerging Markets Equal Country Weight ETF and the Invesco S&P Emerging Markets Momentum ETF (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return. Notwithstanding the foregoing, Invesco Capital Management LLC has agreed to waive a portion of its unitary management fee to the extent necessary to prevent the MSCI Emerging Markets Equal Country Weight ETF’s operating expenses (including acquired fund fees and expenses, but excluding interest expenses, brokerage commissions and other trading expenses, taxes and litigation expenses and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets per year through at least April 6, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco FTSE International Low Beta Equal Weight ETF (IDLB)
Actual	$1,000.00	$1,016.50	0.46%	$2.34
Hypothetical (5% return before expenses)	1,000.00	1,022.89	0.46	2.35
Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)
Actual	1,000.00	971.60	0.76	3.78
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.76	3.87

77

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P Emerging Markets Low Volatility ETF (EELV)
Actual	$1,000.00	$ 983.50	0.29%	$1.45
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P Emerging Markets Momentum ETF (EEMO)
Actual	1,000.00	1,062.90	0.39	2.03
Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99
Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)
Actual	1,000.00	1,062.60	0.36	1.87
Hypothetical (5% return before expenses)	1,000.00	1,023.39	0.36	1.84
Invesco S&P International Developed Low Volatility ETF (IDLV)
Actual	1,000.00	1,069.60	0.25	1.30
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco S&P International Developed Momentum ETF (IDMO)
Actual	1,000.00	1,049.10	0.51	2.63
Hypothetical (5% return before expenses)	1,000.00	1,022.63	0.51	2.60

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

78

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

	Qualified Dividend Income*	Corporate Dividends- Received Deduction*	Long Term Capital Gains

Invesco FTSE International Low Beta Equal Weight ETF	83%	0%	$ -

Invesco MSCI Emerging Markets Equal Country Weight ETF	81%	1%	$ -

Invesco S&P Emerging Markets Low Volatility ETF	56%	0%	$ -

Invesco S&P Emerging Markets Momentum ETF	25%	0%	$24,231

Invesco S&P International Developed High Dividend Low Volatility ETF	52%	0%	$ -

Invesco S&P International Developed Low Volatility ETF	38%	0%	$ -

Invesco S&P International Developed Momentum ETF	93%	0%	$ -

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid per share are as follows:

	Gross Foreign Income	Foreign Taxes Paid

Invesco FTSE International Low Beta Equal Weight ETF	$1.6704	$0.1653

Invesco MSCI Emerging Markets Equal Country Weight ETF	1.1831	0.1149

Invesco S&P Emerging Markets Low Volatility ETF	0.8738	0.1256

Invesco S&P Emerging Markets Momentum ETF	0.6986	0.0576

Invesco S&P International Developed High Dividend Low Volatility ETF	1.0738	0.0767

Invesco S&P International Developed Low Volatility ETF	1.0700	0.0946

Invesco S&P International Developed Momentum ETF	0.8078	0.0558

79

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Exchange-Traded Fund Trust II was held on August 19, 2019. The Meeting was held for the following purpose:

(1).	To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1).	Ronn R. Bagge	1,512,443,677.35	33,012,849.80
	Todd J. Barre	1,524,592,795.07	20,863,732.08
	Kevin M. Carome	1,522,436,691.04	23,019,836.11
	Edmund P. Giambastiani, Jr.	1,519,831,527.21	25,624,999.94
	Victoria J. Herget	1,524,877,948.56	20,578,578.59
	Marc M. Kole	1,504,247,741.10	41,208,786.05
	Yung Bong Lim	1,524,207,613.63	21,248,913.52
	Joanne Pace	1,517,347,361.29	28,109,165.86
	Gary R. Wicker	1,515,919,139.19	29,537,387.96
	Donald H. Wilson	1,501,758,651.59	43,697,875.56

80

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO, Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

81

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			(2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

82

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

83

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member, Morgan Stanley Children’s Hospital (2012- Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director,

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

84

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

85

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex over seen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.

86

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Principal Financial & Accounting Officer-Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

87

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
(2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016- Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Director, Invesco Canada Holdings Inc. (2002-2019);Manager, Invesco Specialized Products, LLC (2018-2019); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

88

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

89

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Form N-PORTs will be available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST2-HBLV-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

October 31, 2019

REEM	Invesco Emerging Markets Revenue ETF

REDV	Invesco Emerging Markets Ultra Dividend Revenue ETF

REFA	Invesco International Revenue ETF

RIDV	Invesco International Ultra Dividend Revenue ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Global Equity

The fiscal year began with global equity markets, particularly the US, declining sharply at the end of 2018 amid rising interest rates, a flattening US Treasury yield curve, signaling a possible recession, and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US and China trade issues, potential for new tariffs and slowing global economic growth. Global equity markets, particularly China, declined sharply in May 2019, ending a four-month rally. Trade and tariff issues, which were not limited to the US and China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies. Following better performance in June, most global equity markets managed modest positive returns for the second quarter of 2019, with developed markets generally outperforming emerging markets. China was an exception, declining during the second quarter.

Weakening global economic data and the ongoing US and China trade conflict contributed to higher market volatility in the third quarter of 2019. During the third quarter, data released showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019 as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold. In September 2019, both the US Federal Reserve and European Central Bank cut interest rates, providing a measure of support for risk assets. Growing optimism about a potential trade deal between the US and China also boosted equities in September. However, except for the US and Japan, performance in most regions declined during the third quarter. Uncertainty about the UK’s withdrawal from the European Union continued to weigh on UK and European equities, while political and trade issues affected areas of Latin America and Asia.

Global equity markets gained in October 2019 amid several positive catalysts, including a US interest rate cut, optimism surrounding US and China trade negotiations, and a raft of upbeat corporate results. The UK equity market provided a flat return during October and while domestic politics continued to dominate the region, European markets made modest gains. October was also a positive month for emerging equity markets with all regions recording gains. Despite increased market volatility, global equity indexes, in both developed and emerging markets, ended the fiscal year in positive territory.

3

REEM	Manager’s Analysis
Invesco Emerging Markets Revenue ETF (REEM)

As an index fund, the Invesco Emerging Markets Revenue ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Revenue Weighted Emerging Markets Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI, Inc. (“MSCI” or the “Index Provider”) compiles, maintains, and calculates the Index, which consists of all the constituent securities of the MSCI Emerging Markets Index (the “Parent Index” or ‘‘Benchmark Index’’), an index designed to represent the performance of large- and mid-capitalization securities in emerging market countries. Unlike the Parent Index, which employs a market-capitalization weighted methodology, the Index weights each constituent security according to the company’s trailing 12-month sales, determined in accordance with the Index methodology, subject to a maximum 5% per company weighting. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Board of Trustees of the Trust approved a change in the fiscal year end for the Fund from June 30 to October 31, effective October 31, 2019. For the fiscal period from July 1, 2019 to October 31, 2019, on a market price basis, the Fund returned (3.18)%. On a net asset value (“NAV”) basis, the Fund returned (2.42)%. During the same time period, the Index returned (2.22)%. During the fiscal period, the Fund utilized a sampling methodology to achieve exposure to the Thailand securities included in the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as the impact of the sampling methodology.

During this same time period, the Benchmark Index returned (0.21)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,200 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a revenue weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the financial sector during the fiscal period ended October 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight to and security selection in the information technology sector.

For the fiscal period ended October 31, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the energy and consumer discretionary sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the financials and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2019, included Gazprom PJSC Sponsored ADR, an energy company (portfolio average weight 2.56%) and Hon Hai Precision Industry Co., Ltd., an information technology company (portfolio average weight of 2.36%). Positions that detracted most significantly from the Fund’s return during this period included Oil & Natural Gas Corp. Ltd., an energy company (portfolio average weight of 0.68%) and State Bank of India, a financials company (portfolio average weight of 0.68%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Energy	19.16
Financials	18.24
Information Technology	11.91
Industrials	11.72
Consumer Discretionary	9.59
Materials	8.39
Consumer Staples	6.26
Communication Services	5.65
Real Estate	4.00
Utilities	3.79
Health Care	1.37
Money Market Funds Plus Other Assets Less Liabilities	(0.08)

4

Invesco Emerging Markets Revenue ETF (REEM) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Samsung Electronics Co., Ltd.	2.21
Hon Hai Precision Industry Co., Ltd.	2.08
LUKOIL PJSC	1.83
Gazprom PJSC	1.76
China Construction Bank Corp., H Shares	1.65
SK Holdings Co. Ltd.	1.56
Rosneft Oil Co. PJSC	1.43
China Mobile Ltd.	1.09
Reliance Industries Ltd.	1.07
CITIC Ltd.	1.05
Total	15.73

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco Revenue Weighted Emerging Markets Index (Net)	8.33%	2.29%	5.36%
MSCI Emerging Markets Index (Net)	11.86	3.48	8.21
Fund
NAV Return	7.03	1.82	4.25
Market Price Return	5.98	1.54	3.59

5

Invesco Emerging Markets Revenue ETF (REEM) (continued)

Oppenheimer Emerging Markets Revenue ETF (the ‘‘Predecessor Fund”) Predecessor Fund Inception: July 11, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.46% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

6

REDV	Manager’s Analysis
Invesco Emerging Markets Ultra Dividend Revenue ETF (REDV)

As an index fund, the Invesco Emerging Markets Ultra Dividend Revenue ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Custom Emerging Ultra Dividend Revenue Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE Russell (“FTSE” or the “Index Provider”) compiles, maintains, and calculates the Index, which includes a subset of constituent securities of the FTSE Emerging Index (the “Parent Index” or ‘‘Benchmark Index’’), an index designed to represent the performance of securities of the most liquid large- and mid-capitalization companies in emerging market countries. The Index includes the top 100 highest-yielding constituent securities of the Parent Index based on the average trailing 12-month dividend yields over the past two years. The Index constituents are weighted according to the trailing 12-month revenue earned by those companies, subject to a maximum 5% per company weighting and a maximum 10% variation on the Index’s allocation to a single country versus the Parent Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees of the Trust approved a change in the fiscal year end for the Fund from June 30 to October 31, effective October 31, 2019. For the fiscal period from July 1, 2019 to October 31, 2019, on a market price basis, the Fund returned (4.84)%. On a net asset value (“NAV”) basis, the Fund returned (4.52)%. During the same time period, the Index returned (4.10)%. During the fiscal period, the Fund utilized a sampling methodology to achieve exposure to the Thailand securities included in the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as the impact of the sampling methodology.

During this same time period, the Benchmark Index returned 0.22%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,780 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equity markets of emerging market countries.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a revenue weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the consumer staples sector during the fiscal period ended October 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation and security selection in the materials and information technology sectors.

For the fiscal period ended October 31, 2019, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the communication services and real estate sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the financials and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2019, included China Evergrande Group, a real estate company (portfolio average weight of 1.66%) and MMC Norilsk Nickel PJSC, a materials company (portfolio average weight of 1.89%). Positions that detracted most significantly from the Fund’s return during this period included Coal India Ltd., an energy company (portfolio average weight of 3.64%) and Vedanta Ltd., a materials company (portfolio average weight of 3.68%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Energy	25.48
Materials	17.54
Financials	16.00
Real Estate	14.49
Consumer Discretionary	7.80
Communication Services	7.61
Information Technology	4.70
Sector Types Each Less Than 3%	6.13
Money Market Funds Plus Other Assets Less Liabilities	0.25

7

Invesco Emerging Markets Ultra Dividend Revenue ETF (REDV) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Indian Oil Corp. Ltd.	5.76
China Evergrande Group	5.64
Petrobras Distribuidora S.A.	4.82
China Petroleum & Chemical Corp., H Shares	4.69
Tupras-Turkiye Petrol Rafinerileri A.S.	4.36
Coal India Ltd.	4.01
Vedanta Ltd.	3.47
Surgutneftegas PJSC, Preference Shares	3.38
China Huarong Asset Management Co. Ltd., H Shares	3.20
China Cinda Asset Management Co. Ltd., H Shares	2.76
Total	42.09

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
FTSE Custom Emerging Ultra Dividend Revenue Index (Net)	6.78%	(2.50)%	(3.07)%
FTSE Emerging Index (Net)	13.61	1.17	1.44
Fund
NAV Return	5.80	(3.63)	(4.45)
Market Price Return	5.83	(3.53)	(4.33)

8

Invesco Emerging Markets Ultra Dividend Revenue ETF (REDV) (continued)

Oppenheimer Emerging Markets Ultra Dividend Revenue ETF (‘‘the Predecessor Fund’’) Predecessor Fund Inception: August 7, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.46% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

9

REFA	Manager’s Analysis
Invesco International Revenue ETF (REFA)

As an index fund, the Invesco International Revenue ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Revenue Weighted International Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI, Inc. (“MSCI” or the “Index Provider”) compiles, maintains, and calculates the Index, which consists of all the constituent securities of the MSCI EAFE Index (the “Parent Index” or “Benchmark Index’’), an index designed to represent the performance of large- and mid-capitalization securities in developed market countries, including countries in Europe, Australasia and the Far East, excluding the United States and Canada. Unlike the Parent Index, which employs a market-capitalization weighted methodology, the Index weights each constituent security according to the company’s trailing 12-month sales, determined in accordance with the Index methodology, subject to a maximum 5% per company weighting. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Board of Trustees of the Trust approved a change in the fiscal year end for the Fund from June 30 to October 31, effective October 31, 2019. For the fiscal period from July 1, 2019 to October 31, 2019, on a market price basis, the Fund returned 2.15%. On a net asset value (“NAV”) basis, the Fund returned 2.56%. During the same time period, the Index returned 2.75%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, partially offset by revenue generated from securities lending.

During this same time period, the Benchmark Index returned 2.48%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 925 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equity markets of economically developed countries outside the U.S. and Canada.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a revenue weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the health care sector during the fiscal period ended October 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index, on a NAV basis, during that period can be attributed to the Fund being overweight to and security selection in the consumer discretionary sector.

For the fiscal period ended October 31, 2019, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and financials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2019, included Toyota Motor Corp., a consumer discretionary company (portfolio average weight of 2.21%) and Casino, Guichard-Perrachon SA, a consumer staples company (portfolio average weight of 0.0.24%). Positions that detracted most significantly from the Fund’s return during this period included Royal Dutch Shell PLC Class A, an energy company (portfolio average weight of 1.16%) and BP p.l.c., an energy company (portfolio average weight of 1.58%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Consumer Discretionary	18.32
Industrials	18.13
Financials	17.44
Consumer Staples	9.03
Materials	8.48
Energy	8.24
Communication Services	5.40
Utilities	5.26
Health Care	4.09
Information Technology	3.87
Real Estate	1.40
Money Market Funds Plus Other Assets Less Liabilities	0.34

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Toyota Motor Corp.	2.00
BP PLC	1.71
Daimler AG	1.39
Glencore PLC	1.28
Royal Dutch Shell PLC, Class A	1.17
TOTAL S.A.	1.14
EXOR N.V.	1.12
Volkswagen AG	1.07
Honda Motor Co., Ltd.	1.02
Royal Dutch Shell PLC, Class B	0.99
Total	12.89

*	Excluding money market fund holdings.

10

Invesco International Revenue ETF (REFA) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco Revenue Weighted International Index (Net)	6.09%	3.40%	8.01%
MSCI EAFE® Index (Net)	11.04	4.61	10.95
Fund
NAV Return	5.75	3.09	7.26
Market Price Return	5.92	2.99	7.02

Oppenheimer International Revenue ETF (the ‘‘Predecessor Fund’’) Predecessor Fund Inception: July 11, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

11

RIDV	Manager’s Analysis
Invesco International Ultra Dividend Revenue ETF (RIDV)

As an index fund, the Invesco International Ultra Dividend Revenue ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Custom Developed ex US Ultra Dividend Revenue Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE Russell (“FTSE” or the “Index Provider”) compiles, maintains, and calculates the Index, which includes a subset of constituent securities of the FTSE Developed ex US Index (the “Parent Index” or ‘‘Benchmark Index’’), an index designed to represent the performance of large- and mid-cap securities from developed market countries, excluding the United States. From a universe of components of the Parent Index, the Index (1) excludes the top 5% of securities within each country by yield, (2) excludes the top 5% of securities within each sector by dividend payout ratio, and (3) then includes the top 200 highest-yielding constituent securities of the Parent Index based on the average trailing 12-month dividend yields over the past two years. The Index constituents are weighted according to the trailing 12-month revenue earned by those companies, subject to a maximum 5% per company weighting and a maximum 10% variation on the Index’s allocation to a single country versus the Parent Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees of the Trust approved a change in the fiscal year end for the Fund from June 30 to October 31, effective October 31, 2019. For the fiscal period from July 1, 2019 to October 31, 2019, on a market price basis, the Fund returned 0.27%. On a net asset value (“NAV”) basis, the Fund returned 0.15%. During the same time period, the Index returned 0.68%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Benchmark Index returned 2.41%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,550 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international equity markets.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a revenue weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financial sector and most underweight in the industrials sector during the fiscal period ended October 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight to and security selection in the energy sector.

For the fiscal period ended October 31, 2019, the utilities sector contributed most significantly to the Fund’s return, followed by the industrials and health care sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2019, included Enel SpA., a utilities company (portfolio average weight of 2.83%) and ENGIE SA, a utilities company (portfolio average weight of 1.99%). Positions that detracted most significantly from the Fund’s return during this period included Royal Dutch Shell PLC Class A, an energy company (portfolio average weight of 4.94%) and BP p.l.c, an energy company (portfolio average weight of 4.67).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Financials	43.85
Energy	17.51
Communication Services	7.61
Materials	7.50
Consumer Discretionary	6.57
Industrials	5.63
Utilities	5.41
Sector Types Each Less Than 3%	5.89
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
TOTAL S.A.	4.56
Royal Dutch Shell PLC, Class A	4.42
BP PLC	4.41
Allianz S.E.	3.20
Bayerische Motoren Werke AG	3.00
Credit Agricole S.A.	2.81
Deutsche Telekom AG	2.21
Assicurazioni Generali S.p.A.	2.20
Banco Santander S.A.	2.18
Enel S.p.A.	2.17
Total	31.16

*	Excluding money market fund holdings.

12

Invesco International Ultra Dividend Revenue ETF (RIDV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
FTSE Custom Developed ex US Ultra Dividend Revenue Index (Net)	6.72%	(1.18)%	(1.45)%
FTSE Developed ex US Index (Net)	10.77	1.08	1.34
Fund
NAV Return	5.95	(1.37)	(1.68)
Market Price Return	5.75	(1.38)	(1.69)

Oppenheimer International Ultra Dividend Revenue ETF (the ‘‘Predecessor Fund’’) Predecessor Fund Inception: August 7, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

13

Invesco Emerging Markets Revenue ETF (REEM)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-100.08%
Argentina-0.11%
Banco BBVA Argentina S.A., ADR	99	$347
Banco Macro S.A., ADR	7	160
Globant S.A.(a)	8	746
Grupo Financiero Galicia S.A., ADR	13	150
Pampa Energia S.A., ADR(a)	119	1,853
Telecom Argentina S.A., ADR	126	1,134
Transportadora de Gas del Sur S.A., Class B, ADR	40	302
YPF S.A., ADR	1,208	11,307

		15,999

Brazil-5.37%
Ambev S.A.	4,497	19,469
Atacadao S.A.	4,072	19,384
B2W Cia Digital(a)	260	3,290
B3 S.A.-Brasil, Bolsa, Balcao	200	2,410
Banco Bradesco S.A.	4,287	35,081
Banco Bradesco S.A., Preference Shares	3,760	32,941
Banco BTG Pactual S.A.	100	1,618
Banco do Brasil S.A.	6,483	77,759
Banco Santander Brasil S.A.	3,216	37,701
BB Seguridade Participacoes S.A.	300	2,539
BR Malls Participacoes S.A.	200	765
Braskem S.A., Class A, Preference Shares	1,387	9,571
BRF S.A.(a)	1,241	10,977
CCR S.A.	1,100	4,505
Centrais Eletricas Brasileiras S.A.	736	7,253
Centrais Eletricas Brasileiras S.A., Class B, Preference Shares	200	2,042
Cia Brasileira de Distribuicao, Preference Shares	577	11,928
Cia de Saneamento Basico do Estado de Sao Paulo	448	6,096
Cia Energetica de Minas Gerais, Preference Shares	1,800	6,120
Cia Siderurgica Nacional S.A.	2,738	8,048
Cielo S.A.	2,630	4,953
Cogna Educacao	1,000	2,409
Cosan S.A.	400	5,758
Embraer S.A.	1,593	6,956
Energisa S.A.	400	4,775
ENGIE Brasil Energia S.A.	309	3,484
Equatorial Energia S.A.	169	4,289
Gerdau S.A., Preference Shares	4,017	13,439
Hypera S.A.	140	1,197
IRB Brasil Resseguros S.A.	420	3,954
Itau Unibanco Holding S.A., Preference Shares	4,125	37,228
Itausa - Investimentos Itau S.A., Preference Shares	300	1,025
Klabin S.A.	900	3,547
Localiza Rent a Car S.A.	300	3,227
Lojas Americanas S.A., Preference Shares	1,096	5,458
Lojas Renner S.A.	262	3,312
M Dias Branco S.A.	313	2,943
Magazine Luiza S.A.	744	8,273

	Shares	Value
Brazil-(continued)
Multiplan Empreendimentos Imobiliarios S.A.	100	$728
Natura Cosmeticos S.A.	700	5,433
Notre Dame Intermedica Participacoes S.A.	200	2,989
Petrobras Distribuidora S.A.	5,980	42,127
Petroleo Brasileiro S.A.	12,472	101,593
Petroleo Brasileiro S.A., Preference Shares	10,362	78,443
Porto Seguro S.A.	470	6,720
Raia Drogasil S.A.	309	8,467
Rumo S.A.(a)	500	2,840
Sul America S.A.	516	6,207
Suzano S.A.	806	6,553
Telefonica Brasil S.A., Preference Shares	916	12,112
TIM Participacoes S.A.	2,455	6,984
Ultrapar Participacoes S.A.	4,548	21,378
Vale S.A.	5,219	61,363
WEG S.A.	900	5,717

		785,378

Chile-1.14%
Aguas Andinas S.A., Class A	2,274	1,044
Banco de Chile	40,708	5,246
Banco de Credito e Inversiones S.A.	92	5,126
Banco Santander Chile	88,326	5,484
Cencosud S.A.	13,069	17,760
Cia Cervecerias Unidas S.A.	344	3,435
Colbun S.A.	13,958	2,410
Embotelladora Andina S.A., Class B, Preference Shares	622	1,796
Empresa Nacional de Telecomunicaciones S.A.(a)	502	3,930
Empresas CMPC S.A.	3,875	8,838
Empresas COPEC S.A.	3,931	35,177
Enel Americas S.A.	160,730	30,041
Enel Chile S.A.	72,701	5,984
Itau CorpBanca	607,671	3,690
LATAM Airlines Group S.A.	1,622	17,949
SACI Falabella	3,449	17,570
Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	51	1,356

		166,836

China-29.49%
360 Security Technology, Inc., A Shares	100	321
3SBio, Inc.(a)(b)	838	1,567
51job, Inc., ADR(a)	13	1,024
58.com, Inc., ADR(a)	44	2,324
AAC Technologies Holdings, Inc.	830	5,401
AECC Aviation Power Co., Ltd., A Shares	200	601
Agile Group Holdings Ltd.	9,581	12,958
Agricultural Bank of China Ltd., A Shares	60,018	31,052
Agricultural Bank of China Ltd., H Shares	48,799	20,111
Aier Eye Hospital Group Co. Ltd., A Shares	100	562
Air China Ltd., A Shares	2,800	3,303
Air China Ltd., H Shares	11,575	10,249
Aisino Corp., A Shares	200	586
Alibaba Group Holding Ltd., ADR(a)	506	89,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Emerging Markets Revenue ETF (REEM)–(continued)

October 31, 2019

	Shares	Value
China-(continued)
Aluminum Corp. of China Ltd., A Shares(a)	10,600	$5,108
Aluminum Corp. of China Ltd., H Shares(a)	38,126	11,334
Angang Steel Co. Ltd., A Shares	8,230	3,498
Angang Steel Co. Ltd., H Shares(c)	11,800	3,960
Anhui Conch Cement Co. Ltd., A Shares	600	3,596
Anhui Conch Cement Co. Ltd., H Shares	1,236	7,404
ANTA Sports Products Ltd.	723	7,085
Anxin Trust Co. Ltd., A Shares(a)	100	60
Autohome, Inc., ADR(a)(c)	21	1,776
AVIC Aircraft Co. Ltd., A Shares	600	1,280
AVIC Capital Co., Ltd., A Shares	500	325
AVIC Shenyang Aircraft Co. Ltd., A Shares(a)	200	836
AviChina Industry & Technology Co. Ltd., H Shares	16,118	7,630
BAIC Motor Corp. Ltd., H Shares(b)	19,298	12,016
Baidu, Inc., ADR(a)	199	20,268
Bank of Beijing Co., Ltd., A Shares	5,500	4,331
Bank of Chengdu Co., Ltd., A Shares	400	479
Bank of China Ltd., A Shares	41,460	21,804
Bank of China Ltd., H Shares	145,630	59,644
Bank of Communications Co. Ltd., A Shares	10,200	8,133
Bank of Communications Co. Ltd., H Shares	70,194	48,004
Bank of Guiyang Co., Ltd., A Shares	420	546
Bank of Hangzhou Co., Ltd., A Shares	900	1,151
Bank of Jiangsu Co., Ltd., A Shares	3,300	3,316
Bank of Nanjing Co., Ltd., A Shares	1,800	2,208
Bank of Ningbo Co.,Ltd., A Shares	400	1,536
Bank of Shanghai Co., Ltd., A Shares	2,320	3,077
Baoshan Iron & Steel Co., Ltd., A Shares	12,300	10,140
Baozun, Inc., ADR(a)(c)	25	1,088
BBMG Corp., A Shares	5,000	2,317
BBMG Corp., H Shares	16,116	4,626
Beijing Capital International Airport Co. Ltd., H Shares	2,000	1,896
Beijing Dabeinong Technology Group Co., Ltd., A Shares	500	344
Beijing Enterprises Holdings Ltd.	3,014	14,209
Beijing Enterprises Water Group Ltd.(a)	10,000	5,231
Beijing Tongrentang Co., Ltd., A Shares	100	391
BOE Technology Group Co., Ltd., A Shares	6,100	3,095
Brilliance China Automotive Holdings Ltd.	1,335	1,478
BYD Co. Ltd., A Shares	400	2,436
BYD Co. Ltd., H Shares(c)	1,724	8,117
BYD Electronic International Co. Ltd.	6,239	10,762
Caitong Securities Co., Ltd., A Shares	100	141
CGN Power Co. Ltd., H Shares(b)	12,000	3,108
Changjiang Securities Co., Ltd., A Shares	200	194
China Agri-Industries Holdings Ltd.	81,793	27,029
China Aoyuan Group Ltd.	6,000	7,701
China Avionics Systems Co., Ltd., A Shares	100	200
China Cinda Asset Management Co. Ltd., H Shares	33,150	6,894
China CITIC Bank Corp. Ltd., A Shares	9,300	8,103
China CITIC Bank Corp. Ltd., H Shares	41,307	23,980
China Coal Energy Co. Ltd., H Shares	20,198	8,066

	Shares	Value
China-(continued)
China Communications Construction Co. Ltd., A Shares	8,400	$11,235
China Communications Construction Co. Ltd., H Shares	39,400	30,011
China Communications Services Corp. Ltd., H Shares	12,397	7,671
China Construction Bank Corp., A Shares	1,000	1,036
China Construction Bank Corp., H Shares	299,686	241,272
China Eastern Airlines Corp. Ltd., A Shares(a)	3,600	2,651
China Eastern Airlines Corp. Ltd., H Shares(a)	18,349	9,177
China Everbright Bank Co. Ltd., A Shares	10,900	6,724
China Everbright Bank Co. Ltd., H Shares	30,323	13,967
China Everbright International Ltd.	7,000	5,296
China Everbright Ltd.	448	665
China Evergrande Group(a)(c)	45,652	111,484
China Film Co., Ltd., A Shares	100	189
China Fortune Land Development Co., Ltd., A Shares	700	2,841
China Galaxy Securities Co. Ltd., H Shares	2,500	1,279
China Gezhouba Group Co., Ltd., A Shares	4,400	3,584
China Grand Automotive Services Group Co., Ltd., A Shares	10,500	5,388
China Hongqiao Group Ltd.	31,497	17,521
China Huarong Asset Management Co. Ltd., H Shares(b)	96,404	14,268
China International Capital Corp. Ltd., H Shares(b)(c)	800	1,464
China International Marine Containers Group Co., Ltd., A Shares	1,000	1,379
China International Travel Service Corp. Ltd., A Shares	100	1,284
China Jinmao Holdings Group Ltd.	14,682	9,797
China Life Insurance Co., Ltd., A Shares	3,300	15,690
China Life Insurance Co., Ltd., H Shares	13,700	35,658
China Literature Ltd.(a)(b)(c)	352	1,386
China Longyuan Power Group Corp. Ltd., H Shares	4,000	2,164
China Medical System Holdings Ltd.	1,000	1,360
China Mengniu Dairy Co. Ltd.(a)	4,065	16,260
China Merchants Bank Co. Ltd., A Shares	2,100	10,596
China Merchants Bank Co. Ltd., H Shares	3,285	15,717
China Merchants Port Holdings Co. Ltd.	1,192	1,868
China Merchants Securities Co., Ltd., A Shares	200	467
China Merchants Shekou Industrial Zone Holdings Co., Ltd., A Shares	900	2,395
China Minsheng Banking Corp. Ltd., A Shares	10,500	9,179
China Minsheng Banking Corp. Ltd., H Shares	21,602	15,131
China Mobile Ltd.	19,551	159,148
China Molybdenum Co., Ltd., A Shares	900	435
China Molybdenum Co., Ltd., H Shares	3,000	949
China National Building Material Co. Ltd., H Shares	27,323	23,078
China National Chemical Engineering Co., Ltd., A Shares	3,700	3,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco Emerging Markets Revenue ETF (REEM)–(continued)

October 31, 2019

	Shares	Value
China-(continued)
China National Nuclear Power Co., Ltd., A Shares	1,800	$1,295
China Northern Rare Earth Group High-Tech Co., Ltd., A Shares	200	286
China Oilfield Services Ltd., H Shares	2,000	2,792
China Oriental Group Co. Ltd.	23,198	8,110
China Overseas Land & Investment Ltd.	10,465	33,113
China Pacific Insurance (Group) Co., Ltd., A Shares	1,300	6,377
China Pacific Insurance (Group) Co., Ltd., H Shares	5,111	18,585
China Petroleum & Chemical Corp., A Shares	105,055	73,168
China Petroleum & Chemical Corp., H Shares	222,606	127,809
China Power International Development Ltd.	23,996	5,021
China Railway Construction Corp. Ltd., A Shares	16,844	22,457
China Railway Construction Corp. Ltd., H Shares	23,944	26,212
China Railway Group Ltd., A Shares	24,100	19,731
China Railway Group Ltd., H Shares	47,184	28,475
China Railway Signal & Communication Corp. Ltd., H Shares(b)	3,000	1,795
China Reinsurance Group Corp., H Shares	24,000	3,920
China Resources Beer Holdings Co. Ltd.	1,525	7,851
China Resources Cement Holdings Ltd.	8,621	9,459
China Resources Gas Group Ltd.	2,036	12,287
China Resources Land Ltd.	6,983	29,802
China Resources Pharmaceutical Group Ltd.(b)	39,597	36,628
China Resources Power Holdings Co. Ltd.	11,207	14,113
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., A Shares	100	419
China Shenhua Energy Co. Ltd., A Shares	2,700	7,077
China Shenhua Energy Co. Ltd., H Shares	4,966	10,100
China Shipbuilding Industry Co., Ltd., A Shares	1,500	1,130
China Shipbuilding Industry Group Power Co., Ltd., A Shares(a)	200	596
China South Publishing & Media Group Co., Ltd., A Shares	100	164
China Southern Airlines Co., Ltd., A Shares	3,600	3,408
China Southern Airlines Co., Ltd., H Shares	17,139	10,584
China Spacesat Co., Ltd., A Shares	100	297
China State Construction Engineering Corp. Ltd., A Shares	52,722	39,268
China State Construction International Holdings Ltd.	13,254	12,209
China Taiping Insurance Holdings Co. Ltd.	15,342	34,647
China Telecom Corp. Ltd., H Shares	30,723	13,092
China Tower Corp. Ltd., H Shares(b)	17,998	3,973
China Traditional Chinese Medicine Holdings Co. Ltd.	7,200	3,224
China Unicom Hong Kong Ltd.	65,070	64,508
China United Network Communications Ltd., A Shares	12,300	10,735

	Shares	Value
China-(continued)
China Vanke Co., Ltd., A Shares	2,500	$9,427
China Vanke Co., Ltd., H Shares	2,930	10,710
China Yangtze Power Co., Ltd., A Shares	600	1,523
China Zhongwang Holdings Ltd.	15,837	6,587
Chinese Universe Publishing and Media Group Co., Ltd., A Shares	200	338
Chongqing Changan Automobile Co., Ltd., A Shares	1,400	1,425
Chongqing Rural Commercial Bank Co., Ltd., H Shares	5,314	2,841
CIFI Holdings Group Co., Ltd.	16,000	10,717
CITIC Guoan Information Industry Co., Ltd., A Shares	200	98
CITIC Ltd.	116,755	153,435
CITIC Securities Co. Ltd., A Shares	400	1,234
CITIC Securities Co. Ltd., H Shares	834	1,537
CNOOC Ltd.	34,994	52,506
Contemporary Amperex Technology Co., Ltd., A Shares	100	977
COSCO SHIPPING Development Co., Ltd., A Shares	600	212
COSCO SHIPPING Energy Transportation Co. Ltd., H Shares	2,000	863
COSCO SHIPPING Holdings Co. Ltd., A Shares(a)	6,200	4,063
COSCO SHIPPING Holdings Co. Ltd., H Shares(a)	19,999	7,502
COSCO SHIPPING Ports Ltd.	2,000	1,574
Country Garden Holdings Co. Ltd.	70,589	98,349
CRRC Corp. Ltd., A Shares	5,900	6,038
CRRC Corp. Ltd., H Shares	10,703	7,169
CSPC Pharmaceutical Group Ltd.	2,580	6,633
Dali Foods Group Co. Ltd.(b)	7,597	5,205
Daqin Railway Co. Ltd., A Shares	2,600	2,820
Datang International Power Generation Co. Ltd., H Shares	33,597	6,644
DHC Software Co., Ltd., A Shares	200	203
Dong-E-E-Jiao Co., Ltd., A Shares	100	502
Dongfang Electric Corp. Ltd., A Shares	400	503
Dongfeng Motor Group Co. Ltd., H Shares	9,084	9,133
Dongxing Securities Co., Ltd., A Shares	100	155
East Money Information Co., Ltd., A Shares	100	212
ENN Energy Holdings Ltd.	1,320	15,124
Everbright Securities Co., Ltd., A Shares	200	326
Fangda Carbon New Material Co., Ltd., A Shares(a)	149	227
Far East Horizon Ltd.	6,718	6,369
Financial Street Holdings Co., Ltd., A Shares	500	559
First Capital Securities Co., Ltd., A Shares	100	95
Focus Media Information Technology Co., Ltd., A Shares	400	341
Fosun International Ltd.	20,996	27,539
Founder Securities Co., Ltd., A Shares	300	287
Foxconn Industrial Internet Co. Ltd., A Shares	6,900	15,055
Future Land Development Holdings Ltd.(a)(c)	16,146	17,078

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco Emerging Markets Revenue ETF (REEM)–(continued)

October 31, 2019

	Shares	Value
China-(continued)
Fuyao Glass Industry Group Co., Ltd., A Shares	100	$302
Fuyao Glass Industry Group Co., Ltd., H Shares(b)	373	1,057
GD Power Development Co., Ltd., A Shares	7,500	2,484
GDS Holdings Ltd., ADR(a)	21	875
Geely Automobile Holdings Ltd.	17,004	32,326
Gemdale Corp., A Shares	1,000	1,691
GF Securities Co., Ltd., A Shares(a)	200	390
GF Securities Co., Ltd., H Shares(a)	896	936
GoerTek, Inc., A Shares	500	1,320
GOME Retail Holdings Ltd.(a)	159,701	14,467
Great Wall Motor Co. Ltd., H Shares	11,096	9,032
Gree Electric Appliances, Inc. of Zhuhai, A Shares	900	7,509
Greenland Holdings Corp. Ltd., A Shares	12,800	12,408
Greentown Service Group Co. Ltd.(b)	2,000	2,274
Guangdong Investment Ltd.	1,244	2,698
Guanghui Energy Co., Ltd., A Shares	600	281
Guangshen Railway Co., Ltd., A Shares	900	395
Guangzhou Automobile Group Co., Ltd., A Shares	1,100	1,797
Guangzhou Automobile Group Co., Ltd., H Shares	5,798	5,807
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., A Shares	300	1,440
Guangzhou Haige Communications Group, Inc. Co., A Shares	100	137
Guangzhou R&F Properties Co. Ltd., H Shares	3,374	5,243
Guosen Securities Co., Ltd., A Shares	200	348
Guotai Junan Securities Co., Ltd., A Shares	300	727
Guotai Junan Securities Co., Ltd., H Shares(b)	600	919
Guoyuan Securities Co., Ltd., A Shares	100	120
Haidilao International Holding Ltd.(b)	1,000	4,848
Haier Smart Home Co. Ltd., A Shares	2,900	6,595
Haitian International Holdings Ltd.	1,451	3,432
Haitong Securities Co., Ltd., A Shares	400	802
Haitong Securities Co., Ltd., H Shares	2,499	2,560
Hangzhou Hikvision Digital Technology Co., Ltd., A Shares	400	1,839
Hangzhou Robam Appliances Co. Ltd., A Shares	100	448
Henan Shuanghui Investment & Development Co., Ltd., A Shares	500	2,121
Hengan International Group Co. Ltd.	645	4,510
Hengli Petrochemical Co., Ltd., A Shares	1,140	2,610
HengTen Networks Group Ltd.(a)	4,000	58
Hengtong Optic-electric Co., Ltd., A Shares	600	1,255
Hengyi Petrochemical Co., Ltd., A Shares	1,800	3,671
Hesteel Co. Ltd., A Shares	11,700	4,124
HLA Corp. Ltd., A Shares	400	437
Hua Hong Semiconductor Ltd.(b)	1,000	2,018
HUA XIA Bank Co., Ltd., A Shares	4,600	4,897
Huaan Securities Co., Ltd., A Shares	100	90

	Shares	Value
China-(continued)
Huadian Power International Corp. Ltd., A Shares	4,100	$2,051
Huadian Power International Corp. Ltd., H Shares	8,398	3,150
Huadong Medicine Co., Ltd., A Shares	320	1,187
Huaneng Power International, Inc., A Shares	4,000	3,241
Huaneng Power International, Inc., H Shares	20,121	9,576
Huaneng Renewables Corp. Ltd., H Shares	6,000	2,297
Huatai Securities Co., Ltd., A Shares	200	496
Huatai Securities Co., Ltd., H Shares(b)	800	1,192
Huaxi Securities Co., Ltd., A Shares	100	135
Huayu Automotive Systems Co. Ltd., A Shares	1,600	5,711
Huazhu Group Ltd., ADR	76	2,877
Hubei Biocause Pharmaceutical Co., Ltd., A Shares	1,300	1,258
Hubei Energy Group Co., Ltd., A Shares	500	289
Iflytek Co., Ltd., A Shares	100	470
Industrial & Commercial Bank of China Ltd., A Shares	37,032	31,108
Industrial & Commercial Bank of China Ltd., H Shares	99,063	71,286
Industrial Bank Co., Ltd., A Shares	4,500	11,974
Industrial Securities Co., Ltd., A Shares	400	363
Inner Mongolia BaoTou Steel Union Co., Ltd., A Shares	10,800	2,103
Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd., A Shares(a)	400	168
Inner Mongolia Yili Industrial Group Co., Ltd., A Shares	700	2,885
Inner Mongolia Yitai Coal Co. Ltd., B Shares	4,000	3,492
iQIYI, Inc., ADR(a)(c)	137	2,388
JD.com, Inc., ADR(a)	3,597	112,047
Jiangsu Hengrui Medicine Co., Ltd., A Shares	100	1,292
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., A Shares	100	1,433
Jiangxi Copper Co., Ltd., A Shares	2,100	4,221
Jiangxi Copper Co., Ltd., H Shares	17,121	20,075
Jinduicheng Molybdenum Co., Ltd., A Shares	200	204
Jinke Properties Group Co., Ltd., A Shares	1,100	1,084
Jointown Pharmaceutical Group Co. Ltd., A Shares	1,700	3,122
Kaisa Group Holdings Ltd.(a)	25,797	11,322
Kingboard Holdings Ltd.	3,912	10,457
Kingdee International Software Group Co. Ltd.	1,000	1,100
Kingsoft Corp. Ltd.(a)	597	1,379
Kunlun Energy Co. Ltd.	28,731	26,797
KWG Group Holdings Ltd.(a)	2,000	2,021
Lee & Man Paper Manufacturing Ltd.	12,000	6,691
Legend Holdings Corp., H Shares(b)	20,833	45,931
Lenovo Group Ltd.	106,713	74,612
Lens Technology Co., Ltd., A Shares	600	1,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco Emerging Markets Revenue ETF (REEM)–(continued)

October 31, 2019

	Shares	Value
China-(continued)
Lepu Medical Technology Beijing Co., Ltd., A Shares	100	$429
Li Ning Co. Ltd.	1,000	3,400
Liaoning Cheng Da Co., Ltd., A Shares(a)	200	399
Logan Property Holdings Co. Ltd.	7,602	11,620
Longfor Group Holdings Ltd.(b)	7,471	31,075
LONGi Green Energy Technology Co., Ltd., A Shares	200	649
Luxshare Precision Industry Co. Ltd., A Shares	390	1,763
Luye Pharma Group Ltd.(b)(c)	1,500	1,112
Maanshan Iron & Steel Co. Ltd., A Shares(a)	5,600	2,117
Maanshan Iron & Steel Co. Ltd., H Shares(c)	9,999	3,789
Mango Excellent Media Co., Ltd., A Shares(a)	170	652
Meinian Onehealth Healthcare Holdings Co., Ltd., A Shares	120	254
Meitu, Inc.(a)(b)(c)	2,000	444
Meituan Dianping, B Shares(a)(b)	1,735	20,731
Metallurgical Corp. of China Ltd., A Shares	22,300	8,685
Metallurgical Corp. of China Ltd., H Shares	41,795	8,852
Midea Group Co., Ltd., A Shares	1,300	10,255
MMG Ltd.(a)	26,141	5,470
Momo, Inc., ADR	87	2,916
NARI Technology Co., Ltd., A Shares	300	936
NetEase, Inc., ADR	62	17,723
New China Life Insurance Co., Ltd., A Shares	400	2,713
New China Life Insurance Co., Ltd., H Shares	2,079	8,104
New Hope Liuhe Co. Ltd., A Shares	900	2,822
New Oriental Education & Technology Group, Inc., ADR(a)	43	5,249
Nexteer Automotive Group Ltd.	7,355	6,869
Ninestar Corp., A Shares	100	397
Ningbo Zhoushan Port Co., Ltd., A Shares	1,400	732
NIO, Inc., ADR(a)(c)	385	558
Noah Holdings Ltd., ADR(a)(c)	13	394
Oceanwide Holdings Co., Ltd., A Shares	300	187
Offshore Oil Engineering Co., Ltd., A Shares	400	343
OFILM Group Co., Ltd., A Shares(a)	1,300	2,066
Orient Securities Co., Ltd., A Shares	200	284
Oriental Pearl Group Co., Ltd., A Shares	200	256
People’s Insurance Co. Group of China Ltd. (The), H Shares	53,425	22,562
Perfect World Co., Ltd., A Shares	100	419
PetroChina Co., Ltd., A Shares	81,681	68,267
PetroChina Co., Ltd., H Shares	126,199	61,991
PICC Property & Casualty Co. Ltd., H Shares	21,485	27,275
Pinduoduo, Inc., ADR(a)(c)	92	3,761
Ping An Bank Co., Ltd., A Shares	3,500	8,089
Ping An Insurance (Group) Co. of China Ltd., A Shares	1,100	13,778
Ping An Insurance (Group) Co. of China Ltd., H Shares	5,673	65,686

	Shares	Value
China-(continued)
Poly Developments and Holdings Group Co., Ltd., A Shares	3,100	$6,349
Postal Savings Bank of China Co. Ltd., H Shares(b)	38,995	25,026
Power Construction Corp. of China Ltd., A Shares	15,400	9,763
RiseSun Real Estate Development Co., Ltd., A Shares	1,500	1,855
Rongsheng Petro Chemical Co., Ltd., A Shares	1,900	2,976
SAIC Motor Corp. Ltd., A Shares	8,272	27,631
Sanan Optoelectronics Co., Ltd., A Shares	100	216
Sany Heavy Industry Co. Ltd., A Shares	1,100	2,106
SDIC Capital Co., Ltd., A Shares	200	349
SDIC Power Holdings Co., Ltd., A Shares	1,000	1,185
Seazen Holdings Co., Ltd., A Shares	500	2,261
Semiconductor Manufacturing International Corp.(a)	4,446	5,667
SF Holding Co. Ltd., A Shares	600	3,380
Shaanxi Coal Industry Co., Ltd., A Shares	1,500	1,787
Shandong Buchang Pharmaceuticals Co., Ltd., A Shares	130	378
Shandong Gold Mining Co., Ltd., A Shares	320	1,445
Shandong Linglong Tyre Co., Ltd., A Shares	200	596
Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	2,512	2,888
Shanghai 2345 Network Holding Group Co., Ltd., A Shares	130	60
Shanghai Construction Group Co., Ltd., A Shares	12,300	5,962
Shanghai Electric Group Co., Ltd., A Shares	3,900	2,705
Shanghai Electric Group Co., Ltd., H Shares	15,749	4,823
Shanghai Fosun Pharmaceutical Group Co. Ltd., A Shares	200	724
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	500	1,416
Shanghai Industrial Holdings Ltd.	3,246	6,047
Shanghai International Port Group Co., Ltd., A Shares	1,500	1,239
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., B Shares	720	793
Shanghai Pharmaceuticals Holding Co. Ltd., A Shares	1,500	3,955
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	6,733	12,181
Shanghai Pudong Development Bank Co., Ltd., A Shares	7,000	12,447
Shanghai Tunnel Engineering Co., Ltd., A Shares	1,600	1,324
Shanxi Lu’an Environmental Energy Development Co., Ltd., A Shares	500	498
Shanxi Securities Co., Ltd., A Shares	100	111
Shanxi Xishan Coal & Electricity Power Co., Ltd., A Shares	1,300	1,048
Shenergy Co. Ltd., A Shares	1,700	1,399
Shenwan Hongyuan Group Co., Ltd., A Shares	1,600	1,089

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco Emerging Markets Revenue ETF (REEM)–(continued)

October 31, 2019

	Shares	Value
China-(continued)
Shenzhen Energy Group Co. Ltd., A Shares	500	$434
Shenzhen Inovance Technology Co., Ltd., A Shares	100	354
Shenzhen International Holdings Ltd.	1,400	2,851
Shenzhen Investment Ltd.	10,000	3,942
Shenzhen Overseas Chinese Town Co., Ltd., A Shares	1,400	1,401
Shenzhen Salubris Pharmaceuticals Co., Ltd., A Shares	100	266
Shenzhen Zhongjin Lingnan Nonfemet Co., Ltd., A Shares	800	457
Shenzhou International Group Holdings Ltd.	328	4,545
Shimao Property Holdings Ltd.	7,327	24,633
Shui On Land Ltd.	28,596	5,765
Sichuan Kelun Pharmaceutical Co., Ltd., A Shares	100	340
Sihuan Pharmaceutical Holdings Group Ltd.	3,000	394
SINA Corp.(a)	93	3,683
Sino Biopharmaceutical Ltd.	4,341	6,491
Sinolink Securities Co., Ltd., A Shares	100	121
Sino-Ocean Group Holding Ltd.	25,705	9,478
Sinopec Engineering Group Co. Ltd., H Shares	4,800	2,750
Sinopec Shanghai Petrochemical Co. Ltd., A Shares	3,500	1,970
Sinopec Shanghai Petrochemical Co. Ltd., H Shares	23,323	6,487
Sinopharm Group Co. Ltd., H Shares	9,256	33,244
Sinotrans Ltd., H Shares	20,199	5,953
Sinotruk Hong Kong Ltd.	9,391	14,234
SOHO China Ltd.	1,500	513
SooChow Securities Co., Ltd., A Shares	100	129
Southwest Securities Co., Ltd., A Shares	200	127
Spring Airlines Co., Ltd., A Shares	100	614
Sunac China Holdings Ltd.	6,645	30,267
Suning.com Co., Ltd., A Shares	6,000	8,997
Sunny Optical Technology Group Co., Ltd.	488	7,895
Suzhou Dongshan Precision Manufacturing Co., Ltd., A Shares	200	586
Suzhou Gold Mantis Construction Decoration Co., Ltd., A Shares	400	454
TAL Education Group, ADR(a)	70	2,997
Tasly Pharmaceutical Group Co., Ltd., A Shares	200	416
TBEA Co., Ltd., A Shares	1,000	913
TCL Corp., A Shares	8,200	3,835
Tencent Holdings Ltd.	1,734	70,973
Tencent Music Entertainment Group, ADR(a)	346	4,789
Tianma Microelectronics Co., Ltd., A Shares	400	783
Tianqi Lithium Corp., A Shares	100	357
Tingyi Cayman Islands Holding Corp.	8,976	11,956
Tong Ren Tang Technologies Co. Ltd., H Shares	1,000	996
Tongling Nonferrous Metals Group Co., Ltd., A Shares	9,700	2,992

	Shares	Value
China-(continued)
Tongwei Co., Ltd., A Shares	500	$904
Towngas China Co., Ltd.(a)	3,000	2,316
Transfar Zhilian Co., Ltd.	500	535
Trip.com Group, Ltd., ADR(a)	222	7,324
Tsingtao Brewery Co., Ltd., A Shares	100	668
Tsingtao Brewery Co., Ltd., H Shares	474	2,755
Tunghsu Optoelectronic Technology Co., Ltd., A Shares	1,400	949
Tus Environmental Science And Technology Development Co., Ltd., A Shares	200	246
Uni-President China Holdings Ltd.	4,200	4,341
Unisplendour Corp. Ltd., A Shares	300	1,255
Vipshop Holdings Ltd., ADR(a)	2,345	27,061
Wangsu Science & Technology Co., Ltd., A Shares	100	135
Wanhua Chemical Group Co. Ltd., A Shares	300	1,945
Want Want China Holdings Ltd.	5,694	4,809
Wanxiang Qianchao Co., Ltd., A Shares	300	216
Weibo Corp., ADR(a)(c)	77	3,788
Weichai Power Co., Ltd., A Shares	2,700	4,436
Weichai Power Co., Ltd., H Shares	6,322	9,986
Weifu High-Technology Group Co., Ltd.	100	239
Wens Foodstuffs Group Co., Ltd., A Shares	300	1,718
Western Securities Co., Ltd., A Shares	100	126
Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd., A Shares	100	260
Wuliangye Yibin Co., Ltd., A Shares	100	1,877
XCMG Construction Machinery Co., Ltd., A Shares	2,700	1,735
Xiamen C & D, Inc., A Shares	8,300	10,016
Xiaomi Corp., B Shares(a)(b)	26,759	30,386
Xinhu Zhongbao Co., Ltd., A Shares	700	422
Xinjiang Goldwind Science & Technology Co., Ltd.	400	715
Xinjiang Goldwind Science & Technology Co., Ltd., H Shares	1,400	1,674
Xinyi Solar Holdings Ltd., A Shares	3,809	2,158
Yanzhou Coal Mining Co. Ltd., A Shares	1,000	1,477
Yanzhou Coal Mining Co. Ltd., H Shares	7,131	7,251
Yonghui Superstores Co., Ltd., A Shares	1,900	2,252
Yonyou Network Technology Co., Ltd., A Shares	100	420
Yuexiu Property Co. Ltd.	31,194	6,885
Yum China Holdings, Inc.	313	13,303
Yunda Holding Co. Ltd., A Shares	100	467
Yunnan Baiyao Group Co., Ltd., A Shares	100	1,230
Yuzhou Properties Co. Ltd.	13,998	5,929
YY, Inc., ADR(a)(c)	56	3,183
Zhaojin Mining Industry Co. Ltd., H Shares	500	556
Zhejiang China Commodities City Group Co., Ltd., A Shares	200	111
Zhejiang Chint Electrics Co., Ltd., A Shares	200	649
Zhejiang Dahua Technology Co., Ltd., A Shares	300	687
Zhejiang Huayou Cobalt Co., Ltd., A Shares	130	454

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco Emerging Markets Revenue ETF (REEM)–(continued)

October 31, 2019

	Shares	Value
China-(continued)
Zhejiang Longsheng Group Co., Ltd., A Shares	200	$393
Zhejiang Semir Garment Co., Ltd., A Shares	200	316
Zhengqi Financial Holdings Corp., Rts.(a)(d)	1,375	0
Zhengzhou Yutong Bus Co., Ltd., A Shares	400	813
ZhongAn Online P&C Insurance Co. Ltd., H Shares(a)(b)	200	669
Zhongjin Gold Corp. Ltd., A Shares	700	819
Zhongsheng Group Holdings Ltd.	8,170	27,154
Zhuzhou CRRC Times Electric Co., Ltd., H Shares	372	1,384
Zijin Mining Group Co. Ltd., A Shares	5,400	2,594
Zijin Mining Group Co. Ltd., H Shares	16,457	5,690
Zoomlion Heavy Industry Science and Technology Co., Ltd.	800	665
ZTE Corp., A Shares(a)	600	2,848
ZTE Corp., H Shares(a)	1,561	4,382
ZTO Express Cayman, Inc., ADR	161	3,542

		4,314,227

Colombia-0.53%
Bancolombia S.A.	464	5,645
Bancolombia S.A., Preference Shares	383	5,002
Cementos Argos S.A.	2,041	4,609
Ecopetrol S.A.	40,980	36,875
Grupo Argos S.A.	1,145	6,202
Grupo Aval Acciones y Valores S.A., Preference Shares	11,865	4,864
Grupo de Inversiones Suramericana S.A.	788	7,977
Grupo de Inversiones Suramericana S.A., Preference Shares	208	1,907
Interconexion Electrica S.A. ESP	689	3,977

		77,058

Czech Republic-0.12%
CEZ A.S.	566	12,923
Komercni banka, a.s.	92	3,112
Moneta Money Bank A.S.(b)	262	871

		16,906

Egypt-0.07%
Commercial International Bank Egypt S.A.E.	937	4,703
Eastern Co. S.A.E.	1,480	1,476
ElSewedy Electric Co.	4,752	3,960

		10,139

Greece-0.32%
Alpha Bank A.E.(a)	3,075	6,556
Eurobank Ergasias S.A.(a)	5,192	5,260
FF Group(a)(d)	235	0
Hellenic Telecommunications Organization S.A.	494	7,495
JUMBO S.A.	91	1,777
Motor Oil Hellas Corinth Refineries S.A.	717	17,710
National Bank of Greece S.A.(a)	1,472	4,992
OPAP S.A.	253	2,752

		46,542

Hong Kong-0.59%
Bosideng International Holdings Ltd.	8,000	4,144

	Shares	Value
Hong Kong-(continued)
China First Capital Group Ltd.(a)	2,000	$569
China Gas Holdings Ltd.	2,788	11,899
Haier Electronics Group Co. Ltd.	8,034	22,961
Hutchison China MediTech Ltd., ADR(a)	160	3,024
Kingboard Laminates Holdings Ltd.	4,600	4,226
Nine Dragons Paper Holdings Ltd.	18,016	15,677
SSY Group Ltd.	795	665
Sun Art Retail Group Ltd.	22,181	22,668

		85,833

Hungary-0.26%
Gedeon Richter Plc	155	2,877
MOL Hungarian Oil & Gas PLC	2,820	27,915
OTP Bank Nyrt	157	7,243

		38,035

India-10.17%
Adani Ports & Special Economic Zone Ltd.	516	2,879
Ambuja Cements Ltd.	2,131	6,078
Ashok Leyland Ltd.	8,513	9,212
Asian Paints Ltd.	198	5,052
Aurobindo Pharma Ltd.	518	3,431
Avenue Supermarts Ltd.(a)(b)	215	6,046
Axis Bank Ltd.	1,699	17,638
Bajaj Auto Ltd.	177	8,104
Bajaj Finance Ltd.	90	5,110
Bajaj Finserv Ltd.	43	4,931
Bharat Forge Ltd.	368	2,355
Bharat Petroleum Corp. Ltd.	14,888	110,534
Bharti Airtel Ltd.	3,891	20,531
Bharti Infratel Ltd.	448	1,198
Bosch Ltd.	15	3,237
Britannia Industries Ltd.	68	3,132
Cipla Ltd.	496	3,265
Coal India Ltd.	7,964	23,304
Container Corp. Of India Ltd.	268	2,223
Dabur India Ltd.	317	2,065
Divi’s Laboratories Ltd.	51	1,262
Dr Reddy’s Laboratories Ltd.	94	3,688
Eicher Motors Ltd.	8	2,542
GAIL (India) Ltd.	9,560	18,512
Glenmark Pharmaceuticals Ltd.	412	1,832
Godrej Consumer Products Ltd.	287	2,996
Grasim Industries Ltd.	1,593	17,265
Havells India Ltd.	239	2,331
HCL Technologies Ltd.	901	14,770
HDFC Life Insurance Co. Ltd.(b)	898	7,928
Hero MotoCorp Ltd.	211	8,044
Hindalco Industries Ltd.	11,594	30,714
Hindustan Petroleum Corp. Ltd.	17,913	82,142
Hindustan Unilever Ltd.	343	10,520
Housing Development Finance Corp. Ltd.	725	21,791
ICICI Bank Ltd.	4,599	30,024
ICICI Lombard General Insurance Co. Ltd.(b)	112	2,120
Indiabulls Housing Finance Ltd.	465	1,355
Indian Oil Corp. Ltd.	66,538	137,713
Infosys Ltd.	1,807	17,467
InterGlobe Aviation Ltd.(b)	286	5,874
ITC Ltd.	3,116	11,319
JSW Steel Ltd.	6,008	19,313

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco Emerging Markets Revenue ETF (REEM)–(continued)

October 31, 2019

	Shares	Value
India-(continued)
Larsen & Toubro Ltd.	1,696	$35,223
LIC Housing Finance Ltd.	598	3,477
Lupin Ltd.	355	3,729
Mahindra & Mahindra Financial Services Ltd.	532	2,648
Mahindra & Mahindra Ltd.	3,672	31,396
Marico Ltd.	349	1,800
Maruti Suzuki India Ltd.	233	24,833
Motherson Sumi Systems Ltd.	10,302	17,858
Nestle India Ltd.	15	3,161
NTPC Ltd.	13,058	22,534
Oil & Natural Gas Corp. Ltd.	57,338	114,549
Page Industries Ltd.	2	726
Petronet LNG Ltd.	2,521	10,179
Pidilite Industries Ltd.	101	1,996
Piramal Enterprises Ltd.	120	2,849
Power Grid Corp. of India Ltd.	2,741	7,665
REC Ltd.	2,824	5,566
Reliance Industries Ltd.	7,553	155,934
Shree Cement Ltd.	10	2,806
Shriram Transport Finance Co. Ltd.	263	4,222
State Bank of India (The)(a)	18,401	81,046
Sun Pharmaceutical Industries Ltd.	1,187	7,253
Tata Consultancy Services Ltd.	1,094	35,007
Tata Motors Ltd.(a)	34,060	85,332
Tata Power Co., Ltd. (The)	8,427	7,045
Tata Steel Ltd.	6,488	34,810
Tech Mahindra Ltd.	828	8,627
Titan Co. Ltd.	286	5,368
UltraTech Cement Ltd.	134	7,827
United Spirits Ltd.(a)	255	2,247
UPL Ltd.	664	5,584
Vedanta Ltd.	10,067	21,055
Vodafone Idea Ltd.(a)	346,382	19,046
Wipro Ltd.	3,760	13,746
Yes Bank Ltd.	7,183	7,129
Zee Entertainment Enterprises Ltd.	373	1,370

		1,487,490

Indonesia-1.22%
PT Adaro Energy Tbk	78,784	7,352
PT Astra International Tbk	58,698	29,063
PT Bank Central Asia Tbk	4,100	9,186
PT Bank Mandiri (Persero) Tbk	26,585	13,305
PT Bank Negara Indonesia (Persero) Tbk	14,200	7,764
PT Bank Rakyat Indonesia (Persero) Tbk	49,566	14,866
PT Bank Tabungan Negara (Persero) Tbk	19,000	2,518
PT Barito Pacific Tbk	94,900	6,423
PT Bukit Asam Tbk	14,575	2,336
PT Bumi Serpong Damai Tbk(a)	9,900	998
PT Charoen Pokphand Indonesia Tbk	18,931	8,496
PT Gudang Garam Tbk	763	3,049
PT Hanjaya Mandala Sampoerna Tbk	28,052	4,257
PT Indah Kiat Pulp & Paper Corp. Tbk	9,145	4,740
PT Indocement Tunggal Prakarsa Tbk	1,400	1,995
PT Indofood CBP Sukses Makmur Tbk	5,500	4,555
PT Indofood Sukses Makmur Tbk	15,600	8,557
PT Jasa Marga (Persero) Tbk	9,424	3,659
PT Kalbe Farma Tbk	22,691	2,578
PT Pabrik Kertas Tjiwi Kimia Tbk	2,288	1,724

	Shares	Value
Indonesia-(continued)
PT Pakuwon Jati Tbk	19,800	$882
PT Perusahaan Gas Negara Tbk	44,954	6,757
PT Semen Indonesia (Persero) Tbk	3,934	3,545
PT Surya Citra Media Tbk	5,900	513
PT Telekomunikasi Indonesia (Persero) Tbk	48,899	14,318
PT Unilever Indonesia Tbk	1,500	4,672
PT United Tractors Tbk	6,706	10,355

		178,463

Luxembourg-0.00%
Reinet Investments SCA	22	414

Malaysia-1.31%
AirAsia Group Bhd	9,173	4,193
Alliance Bank Malaysia Bhd	1,238	853
AMMB Holdings Bhd	3,201	3,057
Axiata Group Bhd	7,565	7,785
British American Tobacco Malaysia Bhd	200	901
CIMB Group Holdings Bhd	8,421	10,580
Dialog Group Bhd	1,548	1,289
DiGi.Com Bhd	2,000	2,250
Fraser & Neave Holdings Bhd	137	1,134
Gamuda Bhd	1,800	1,611
Genting Bhd	5,700	7,926
Genting Malaysia Bhd	5,856	4,499
Genting Plantations Bhd	300	714
HAP Seng Consolidated Bhd	1,100	2,627
Hartalega Holdings Bhd	1,000	1,259
Hong Leong Bank Bhd	800	3,297
Hong Leong Financial Group Bhd	900	3,752
IHH Healthcare Bhd	3,700	5,047
IJM Corp. Bhd	3,800	1,955
IOI Corp. Bhd	2,300	2,405
Kuala Lumpur Kepong Bhd	1,073	5,562
Malayan Banking Bhd	6,600	13,584
Malaysia Airports Holdings Bhd	900	1,706
Maxis Bhd	2,600	3,354
MISC Bhd	2,022	4,031
Nestle Malaysia Bhd	100	3,463
Petronas Chemicals Group Bhd	3,885	6,945
Petronas Dagangan Bhd	2,108	11,886
Petronas Gas Bhd	600	2,389
PPB Group Bhd	400	1,733
Press Metal Aluminium Holdings Bhd	3,000	3,417
Public Bank Bhd	1,520	7,384
QL Resources Bhd	900	1,568
RHB Bank Bhd	3,444	4,739
Sime Darby Bhd	25,625	13,921
Sime Darby Plantation Bhd	4,300	5,053
Sime Darby Property Bhd	4,400	763
SP Setia Bhd Group	3,000	869
Telekom Malaysia Bhd	4,562	4,105
Tenaga Nasional Bhd	5,930	19,670
Top Glove Corp. Bhd	1,700	1,770
Westports Holdings Bhd	800	819
YTL Corp. Bhd	29,000	6,038

		191,903

Mexico-2.53%
ALFA S.A.B. de C.V., Class A	40,934	35,613

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco Emerging Markets Revenue ETF (REEM)–(continued)

October 31, 2019

	Shares	Value
Mexico-(continued)
Alsea S.A.B. de C.V.	1,959	$5,244
America Movil S.A.B. de C.V., Series L	87,111	69,245
Arca Continental S.A.B. de C.V.	2,447	13,717
Cemex S.A.B. de C.V., Series CPO(e)	78,598	29,640
Coca-Cola Femsa, S.A.B. de C.V., Series L	623	3,435
El Puerto de Liverpool S.A.B. de C.V., Series C1	300	1,534
Fibra Uno Administracion S.A. de C.V.	1,200	1,829
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO(f)	2,718	24,200
Gruma S.A.B. de C.V., Class B	671	7,065
Grupo Aeroportuario del Pacifico, S.A.B. de C.V., Class B	100	1,052
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	80	1,316
Grupo Bimbo S.A.B. de C.V., Series A	13,608	25,368
Grupo Carso S.A.B. de C.V., Series A1	2,900	9,741
Grupo Financiero Banorte S.A.B. de C.V., Class O	3,413	18,692
Grupo Financiero Inbursa S.A.B. de C.V., Class O	5,300	6,607
Grupo Mexico S.A.B. de C.V., Class B	7,911	20,908
Grupo Televisa S.A.B., Series CPO(g)	4,662	10,330
Industrias Penoles S.A.B. de C.V.(c)	733	8,826
Infraestructura Energetica Nova S.A.B. de C.V.(a)	540	2,395
Kimberly-Clark de Mexico, S.A.B. de C.V., Class A(a)	1,096	2,218
Megacable Holdings S.A.B. de C.V., Series CPO(h)	126	519
Orbia Advance Corp. S.A.B. de C.V.	7,130	15,437
Promotora y Operadora de Infraestructura S.A.B de C.V.	95	882
Wal-Mart de Mexico S.A.B. de C.V.	18,080	54,442

		370,255

Pakistan-0.04%
Habib Bank Ltd.	2,767	2,276
MCB Bank Ltd.	1,033	1,148
Oil & Gas Development Co. Ltd.	3,200	2,649

		6,073

Peru-0.17%
Cia de Minas Buenaventura S.A.A., ADR	134	2,055
Credicorp Ltd.	44	9,418
Southern Copper Corp.	376	13,378

		24,851

Philippines-0.82%
Aboitiz Equity Ventures, Inc.	6,530	7,200
Aboitiz Power Corp.	6,100	4,802
Alliance Global Group, Inc.	19,208	4,345
Altus San Nicolas Corp.(a)(d)	40	4
Ayala Corp.	470	7,965
Ayala Land, Inc.	5,476	5,239
Bank of the Philippine Islands	1,940	3,708
BDO Unibank, Inc.	2,120	6,471
DMCI Holdings, Inc.	14,943	2,418
Globe Telecom, Inc.	137	4,924
GT Capital Holdings, Inc.	374	6,589

	Shares	Value
Philippines-(continued)
International Container Terminal Services, Inc.	960	$2,246
JG Summit Holdings, Inc.	6,864	10,314
Jollibee Foods Corp.	1,127	5,153
Manila Electric Co.	1,374	9,163
Megaworld Corp.	19,100	1,818
Metro Pacific Investments Corp.	29,316	2,773
Metropolitan Bank & Trust Co.	3,384	4,508
PLDT, Inc.	239	5,181
Robinsons Land Corp.	2,080	1,043
Security Bank Corp.	420	1,649
SM Investments Corp.	728	14,777
SM Prime Holdings, Inc.	4,937	3,794
Universal Robina Corp.	1,250	3,720

		119,804

Poland-1.09%
Alior Bank S.A.(a)	172	1,216
Bank Millennium S.A.(a)	756	1,218
Bank Polska Kasa Opieki S.A.	153	4,323
CCC S.A.	50	1,463
CD Projekt S.A.	3	198
Cyfrowy Polsat S.A.	633	4,596
Dino Polska S.A.(a)(b)	74	2,890
Grupa Lotos S.A.	608	15,204
Jastrzebska Spolka Weglowa S.A.	458	2,324
KGHM Polska Miedz S.A.(a)	435	9,537
LPP S.A.	2	4,275
mBank S.A.(a)	27	2,702
Orange Polska S.A.(a)	2,817	4,615
PGE Polska Grupa Energetyczna S.A.(a)	5,630	12,086
Polski Koncern Naftowy ORLEN S.A.	2,010	55,005
Polskie Gornictwo Naftowe i Gazownictwo S.A.	13,853	17,081
Powszechna Kasa Oszczednosci Bank Polski S.A.	707	7,065
Powszechny Zaklad Ubezpieczen S.A.	976	9,453
Santander Bank Polska S.A.	56	4,598

		159,849

Qatar-0.67%
Barwa Real Estate Co.	1,040	977
Commercial Bank PSQC (The)	2,920	3,448
Industries Qatar QSC	930	2,684
Masraf Al Rayan QSC	2,460	2,534
Ooredoo Q.P.S.C.	7,259	14,554
Qatar Electricity & Water Co. QSC	270	1,172
Qatar Fuel Co. Q.P.S.C.	1,675	10,167
Qatar Insurance Co. SAQ	5,630	4,747
Qatar Islamic Bank SAQ	7,322	30,607
Qatar National Bank Q.P.S.C.	5,124	27,020

		97,910

Romania-0.01%
NEPI Rockcastle PLC	114	995

Russia-8.19%
Alrosa PJSC	6,370	7,408
Gazprom PJSC	63,348	257,065
Inter RAO UES PJSC	549,000	37,016
LUKOIL PJSC	2,894	267,375
Magnit PJSC, GDR(b)	2,412	27,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco Emerging Markets Revenue ETF (REEM)–(continued)

October 31, 2019

	Shares	Value
Russia-(continued)
Magnitogorsk Iron & Steel Works PJSC	22,000	$12,543
MMC Norilsk Nickel PJSC	79	22,056
Mobile TeleSystems PJSC, ADR	1,771	15,851
Moscow Exchange MICEX-RTS PJSC	830	1,231
Novatek PJSC, GDR(b)	118	25,252
Novolipetsk Steel PJSC	9,120	17,798
PhosAgro PJSC, GDR(b)	497	6,252
Polymetal International PLC	200	3,284
Polyus PJSC	45	5,246
Rosneft Oil Co. PJSC	31,585	210,004
Sberbank of Russia PJSC	29,663	108,747
Severstal PJSC	990	13,631
Surgutneftegas PJSC	97,500	65,435
Surgutneftegas PJSC, Preference Shares	16,800	9,880
Tatneft PJSC	2,100	24,523
Transneft PJSC, Preference Shares	2	5,197
VTB Bank PJSC	22,500,000	15,132
X5 Retail Group N.V., GDR(b)	1,207	40,446

		1,198,772

Saudi Arabia-1.46%
Advanced Petrochemical Co.	85	1,054
Al Rajhi Bank	441	7,103
Alinma Bank	413	2,308
Almarai Co. JSC	416	5,535
Bank AlBilad	147	972
Bank Al-Jazira	444	1,544
Banque Saudi Fransi	388	3,487
Bupa Arabia for Cooperative Insurance Co.	126	3,608
Co. for Cooperative Insurance (The)(a)	150	2,820
Dar Al Arkan Real Estate Development Co.(a)	584	1,875
Emaar Economic City(a)	95	237
Etihad Etisalat Co.(a)	760	4,552
Jarir Marketing Co.	70	2,957
National Commercial Bank	736	8,537
National Industrialization Co.(a)	1,178	3,838
Rabigh Refining & Petrochemical Co.(a)	3,053	16,363
Riyad Bank	704	4,167
Sahara International Petrochemical Co.	775	3,397
Samba Financial Group	519	3,833
Saudi Airlines Catering Co.	21	484
Saudi Arabian Fertilizer Co.	69	1,437
Saudi Arabian Mining Co.(a)	484	5,472
Saudi Basic Industries Corp.	2,450	57,293
Saudi British Bank (The)	513	4,459
Saudi Cement Co.	14	256
Saudi Electricity Co.	4,958	27,472
Saudi Industrial Investment Group	562	3,159
Saudi Kayan Petrochemical Co.(a)	1,670	4,551
Saudi Telecom Co.	745	19,031
Savola Group (The)(a)	1,060	8,734
Yanbu National Petrochemical Co.	202	2,682

		213,217

Singapore-0.02%
BOC Aviation Ltd.(b)	300	2,821

South Africa-2.15%
Absa Group Ltd.	1,457	14,981
Anglo American Platinum Ltd.	155	11,604

	Shares	Value
South Africa-(continued)
AngloGold Ashanti Ltd.	279	$6,119
Aspen Pharmacare Holdings Ltd.	987	6,913
Bid Corp. Ltd.	706	16,522
Bidvest Group Ltd. (The)	742	10,150
Capitec Bank Holdings Ltd.	33	3,008
Clicks Group Ltd.	262	4,275
Discovery Ltd.	556	4,439
Exxaro Resources Ltd.	280	2,292
FirstRand Ltd.	4,066	17,626
Fortress REIT Ltd., Class A	175	244
Foschini Group Ltd. (The)	388	4,482
Gold Fields Ltd.	707	4,362
Growthpoint Properties Ltd.	797	1,170
Investec Ltd.	590	3,365
Kumba Iron Ore Ltd.	190	4,641
Liberty Holdings Ltd.	694	5,361
Life Healthcare Group Holdings Ltd.	1,654	2,620
Momentum Metropolitan Holdings	3,534	4,739
Mr Price Group Ltd.	180	1,910
MTN Group Ltd.	2,242	13,930
MultiChoice Group Ltd.(a)	660	5,522
Naspers Ltd., Class N	23	3,276
Nedbank Group Ltd.	786	11,958
Netcare Ltd.	2,432	2,762
Old Mutual Ltd.	6,636	8,656
Pick n Pay Stores Ltd.	2,523	11,071
PSG Group Ltd.	215	3,371
Rand Merchant Investment Holdings Ltd.	721	1,429
Redefine Properties Ltd.	1,597	799
Remgro Ltd.	404	4,647
Sanlam Ltd.	625	3,301
Sappi Ltd.	3,257	8,389
Sasol Ltd.	1,164	21,194
Shoprite Holdings Ltd.	1,848	16,612
SPAR Group Ltd. (The)	916	12,346
Standard Bank Group Ltd.	2,229	25,669
Telkom S.A. SOC Ltd.	852	3,911
Tiger Brands Ltd.	193	2,750
Truworths International Ltd.	442	1,572
Vodacom Group Ltd.	1,309	11,458
Woolworths Holdings Ltd.	2,413	9,209

		314,655

South Korea-17.92%
Amorepacific Corp.	57	9,406
Amorepacific Corp., Preference Shares	14	1,159
AMOREPACIFIC Group	190	13,816
BGF retail Co., Ltd.	45	6,885
BNK Financial Group, Inc.	1,065	6,362
Celltrion Healthcare Co. Ltd.(a)	33	1,563
Celltrion Pharm, Inc.(a)	5	172
Celltrion, Inc.(a)	9	1,547
Cheil Worldwide, Inc.	248	5,276
CJ CheilJedang Corp.	123	24,157
CJ Corp.	702	49,718
CJ ENM Co., Ltd.	45	6,382
CJ Logistics Corp.(a)	136	18,411
Daelim Industrial Co. Ltd.	180	14,079
Daewoo Engineering & Construction Co. Ltd.(a)	4,108	15,377

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco Emerging Markets Revenue ETF (REEM)–(continued)

October 31, 2019

	Shares	Value
South Korea-(continued)
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	620	$15,001
DB Insurance Co. Ltd.	526	22,831
Doosan Bobcat, Inc.	188	5,090
E-MART, Inc.	251	24,055
Fila Korea Ltd.	82	4,060
GS Engineering & Construction Corp.	647	17,184
GS Holdings Corp.	579	24,709
GS Retail Co. Ltd.	347	11,408
Hana Financial Group, Inc.	736	21,319
Hankook Tire & Technology Co., Ltd.	382	10,195
Hanmi Pharm Co. Ltd.	5	1,433
Hanmi Science Co. Ltd.	19	712
Hanon Systems	825	8,225
Hanwha Chemical Corp.	852	11,973
Hanwha Corp.	2,873	58,648
Hanwha Life Insurance Co. Ltd.	13,713	26,284
HDC Hyundai Development Co.- Engineering & Construction, Class E	134	3,565
HLB, Inc.(a)	1	144
Hotel Shilla Co. Ltd.	109	7,261
Hyundai Department Store Co. Ltd.	40	2,541
Hyundai Engineering & Construction Co. Ltd.	685	25,287
Hyundai Glovis Co. Ltd.	179	23,232
Hyundai Heavy Industries Holdings Co. Ltd.	161	47,257
Hyundai Marine & Fire Insurance Co. Ltd.	1,017	22,072
Hyundai Mobis Co., Ltd.	243	49,709
Hyundai Motor Co.	985	103,288
Hyundai Motor Co., First Pfd	200	12,549
Hyundai Motor Co., Second Pfd	264	17,994
Hyundai Steel Co.	928	25,365
Industrial Bank of Korea	1,294	13,124
Kakao Corp.	34	4,135
Kangwon Land, Inc.	87	2,344
KB Financial Group, Inc.	1,334	48,099
KCC Corp.	29	5,633
Kia Motors Corp.	1,960	71,682
Korea Aerospace Industries Ltd.	117	3,821
Korea Electric Power Corp.(a)	3,757	82,183
Korea Gas Corp.	1,131	38,204
Korea Investment Holdings Co. Ltd.	67	3,904
Korea Shipbuilding & Offshore Engineering Co., Ltd.(a)	222	23,279
Korea Zinc Co. Ltd.	26	9,710
Korean Air Lines Co. Ltd.	905	19,369
KT&G Corp.	79	6,790
Kumho Petrochemical Co. Ltd.	146	8,784
LG Chem Ltd.	128	33,830
LG Chem Ltd., Preference Shares	27	3,992
LG Corp.	217	12,944
LG Display Co. Ltd.(a)	3,030	35,549
LG Electronics, Inc.	1,449	83,319
LG Household & Health Care Ltd.	9	9,755
LG Household & Health Care Ltd., Preference Shares	2	1,270
LG Innotek Co. Ltd.	116	12,064
LG Uplus Corp.	1,582	18,289
Lotte Chemical Corp.	112	21,852

	Shares	Value
South Korea-(continued)
Lotte Corp.	544	$17,066
Lotte Shopping Co. Ltd.	229	24,505
Medy-Tox, Inc.	1	284
Meritz Securities Co. Ltd.	671	2,601
Mirae Asset Daewoo Co. Ltd.	859	5,279
NAVER Corp.	75	10,572
NCSoft Corp.	6	2,661
Netmarble Corp.(a)(b)	31	2,395
NH Investment & Securities Co. Ltd.	227	2,361
OCI Co. Ltd.	63	3,406
Orange Life Insurance Ltd.(b)	261	6,281
Orion Corp.	39	3,553
Ottogi Corp.	7	3,399
Pan Ocean Co. Ltd.(a)	923	3,487
Pearl Abyss Corp.(a)	4	745
POSCO	541	98,347
POSCO Chemical Co., Ltd.	47	1,941
Posco International Corp.	2,289	35,905
S-1 Corp.	35	2,819
Samsung Biologics Co. Ltd.(a)(b)	3	1,028
Samsung C&T Corp.	645	55,439
Samsung Card Co. Ltd.	147	4,239
Samsung Electro-Mechanics Co. Ltd.	142	13,792
Samsung Electronics Co., Ltd.	7,462	323,250
Samsung Electronics Co., Ltd., Preference Shares	1,263	44,562
Samsung Engineering Co. Ltd.(a)	594	9,088
Samsung Fire & Marine Insurance Co., Ltd.	150	27,913
Samsung Heavy Industries Co. Ltd.(a)	1,342	8,363
Samsung Life Insurance Co. Ltd.	442	26,821
Samsung SDI Co. Ltd.	62	12,123
Samsung SDS Co. Ltd.	81	14,028
Samsung Securities Co. Ltd.	76	2,195
Shinhan Financial Group Co., Ltd.	933	34,082
Shinsegae, Inc.	40	8,114
SK Holdings Co. Ltd.	1,029	228,627
SK Hynix, Inc.	845	59,556
SK Innovation Co. Ltd.	582	80,038
SK Telecom Co., Ltd.	127	25,870
S-Oil Corp.	457	39,162
Woongjin Coway Co., Ltd.	54	4,261
Woori Financial Group, Inc.	1,686	17,027
Yuhan Corp.	13	2,508

		2,621,319

Taiwan-9.14%
Acer, Inc.	23,520	13,753
Advantech Co. Ltd.	340	3,368
Airtac International Group	85	1,166
ASE Technology Holding Co. Ltd.	9,026	23,573
Asia Cement Corp.	3,110	4,398
Asustek Computer, Inc.	2,648	17,963
AU Optronics Corp.	66,252	16,976
Catcher Technology Co. Ltd.	732	6,204
Cathay Financial Holding Co., Ltd.	8,673	11,482
Cathay Financial Holding Co., Ltd., Rts., expiring 11/25/2019(a)	298	52
Chailease Holding Co. Ltd.	767	3,465
Chang Hwa Commercial Bank Ltd.	4,100	3,199
Cheng Shin Rubber Industry Co. Ltd.	4,290	6,744

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco Emerging Markets Revenue ETF (REEM)–(continued)

October 31, 2019

	Shares	Value
Taiwan-(continued)
Chicony Electronics Co. Ltd.	1,545	$4,806
China Airlines Ltd.	29,259	8,708
China Development Financial Holding Corp.	71,000	22,158
China Life Insurance Co., Ltd.(a)	20,673	17,046
China Steel Corp.	28,354	21,843
Chunghwa Telecom Co., Ltd.	3,000	11,038
Compal Electronics, Inc.	87,930	52,572
CTBC Financial Holding Co. Ltd.	36,797	25,627
Delta Electronics, Inc.	2,600	11,445
E.Sun Financial Holding Co. Ltd.	4,355	3,941
Eclat Textile Co. Ltd.	118	1,587
Eva Airways Corp.	21,069	9,863
Evergreen Marine Corp. Taiwan Ltd.(a)	21,665	8,896
Far Eastern New Century Corp.	13,864	13,481
Far EasTone Telecommunications Co. Ltd.	2,000	4,796
Feng TAY Enterprise Co. Ltd.	541	3,661
First Financial Holding Co. Ltd.	6,070	4,457
Formosa Chemicals & Fibre Corp.	7,301	21,250
Formosa Petrochemical Corp.	12,168	38,734
Formosa Plastics Corp.	3,800	12,209
Formosa Taffeta Co. Ltd.	2,000	2,277
Foxconn Technology Co. Ltd.	2,600	5,569
Fubon Financial Holding Co. Ltd.	20,574	30,110
Giant Manufacturing Co. Ltd.	469	3,482
Globalwafers Co. Ltd.	384	4,604
Highwealth Construction Corp.	1,000	1,536
Hiwin Technologies Corp.	216	1,856
Hon Hai Precision Industry Co., Ltd.	115,116	304,803
Hotai Motor Co. Ltd.	608	10,746
Hua Nan Financial Holdings Co. Ltd.	6,381	4,591
Innolux Corp.	70,313	15,638
Inventec Corp.	38,610	28,031
Largan Precision Co., Ltd.	20	2,937
Lite-On Technology Corp.	6,433	10,609
MediaTek, Inc.	1,196	16,030
Mega Financial Holding Co. Ltd.	6,000	5,893
Micro-Star International Co. Ltd.	1,784	5,275
Nan Ya Plastics Corp.	7,400	17,503
Nanya Technology Corp.	1,380	3,173
Nien Made Enterprise Co. Ltd.	124	1,126
Novatek Microelectronics Corp.	499	3,213
Pegatron Corp.	41,864	81,554
Phison Electronics Corp.	265	2,416
Pou Chen Corp.	12,267	16,422
Powertech Technology, Inc.	1,579	4,980
President Chain Store Corp.	1,200	11,984
Quanta Computer, Inc.	28,210	54,213
Realtek Semiconductor Corp.	384	2,857
Ruentex Development Co. Ltd.(a)	1,000	1,528
Ruentex Industries Ltd.(a)	290	697
Shanghai Commercial & Savings Bank, Ltd. (The)	2,378	4,101
Shin Kong Financial Holding Co. Ltd.(a)	54,000	17,065
SinoPac Financial Holdings Co. Ltd.	7,000	2,874
Standard Foods Corp.	1,000	2,017
Synnex Technology International Corp.	15,599	18,627
Taishin Financial Holding Co. Ltd.	7,145	3,321
Taiwan Business Bank	5,250	2,216
Taiwan Cement Corp.	4,549	6,045

	Shares	Value
Taiwan-(continued)
Taiwan Cooperative Financial Holding Co. Ltd.	6,210	$4,274
Taiwan High Speed Rail Corp.	2,000	2,369
Taiwan Mobile Co. Ltd.	2,000	7,457
Taiwan Semiconductor Manufacturing Co., Ltd.	6,286	61,641
Tatung Co. Ltd.(a)	4,000	2,405
Uni-President Enterprises Corp.	8,728	21,562
United Microelectronics Corp.	18,598	8,553
Vanguard International Semiconductor Corp.	1,000	2,142
Walsin Technology Corp.	502	3,026
Win Semiconductors Corp.	173	1,807
Winbond Electronics Corp.	5,000	2,817
Wistron Corp.	58,660	53,861
WPG Holdings Ltd.	20,644	26,178
Yageo Corp.	378	3,899
Yuanta Financial Holding Co. Ltd.	12,345	7,726
Zhen Ding Technology Holding Ltd.	1,175	5,597

		1,337,694

Thailand-2.82%
Advanced Info Service PCL, NVDR	1,263	9,579
Airports of Thailand PCL, NVDR	1,400	3,628
Bangkok Bank PCL, NVDR	1,600	9,220
Bangkok Dusit Medical Services PCL, NVDR	5,446	4,329
Bangkok Expressway & Metro PCL, NVDR	2,500	894
Banpu PCL, NVDR	15,374	5,906
Berli Jucker PCL, NVDR	4,687	7,567
BTS Group Holdings PCL, NVDR	5,922	2,628
Bumrungrad Hospital PCL, NVDR	200	798
Central Pattana PCL, NVDR	800	1,696
Charoen Pokphand Foods PCL, NVDR	31,122	26,025
CP ALL PCL, NVDR	9,783	25,271
Electricity Generating PCL, NVDR	200	2,298
Energy Absolute PCL, NVDR	400	543
Gulf Energy Development PCL, NVDR	238	1,277
Home Product Center PCL, NVDR	5,900	3,361
Indorama Ventures PCL, NVDR	14,626	13,563
Intouch Holdings PCL, NVDR	300	656
IRPC PCL, NVDR	109,207	12,297
Kasikornbank PCL, NVDR	5,248	24,159
Krung Thai Bank PCL, NVDR	14,523	7,984
Land & Houses PCL, NVDR	5,694	1,829
Minor International PCL, NVDR	3,500	4,173
Muangthai Capital PCL, NVDR	400	821
PTT Exploration & Production PCL, NVDR	2,327	9,286
PTT Global Chemical PCL, NVDR	15,200	25,673
PTT PCL, NVDR	86,568	129,730
Ratch Group PCL, NVDR	1,100	2,678
Robinson PCL, NVDR	600	1,297
Siam Cement PCL (The), NVDR	1,800	21,878
Siam Commercial Bank PCL (The), NVDR	3,005	11,146
Thai Oil PCL, NVDR	9,534	21,629
Thai Union Group PCL, NVDR	11,300	5,464
TMB Bank PCL, NVDR	55,400	2,642
Total Access Communication PCL, NVDR	2,000	4,107
True Corp. PCL, NVDR	41,841	6,928

		412,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco Emerging Markets Revenue ETF (REEM)–(continued)

October 31, 2019

	Shares	Value
Turkey-1.28%
Akbank T.A.S.(a)	8,285	$10,022
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1,311	4,413
Arcelik A.S.(a)	2,658	8,245
Aselsan Elektronik Sanayi Ve Ticaret A.S.	900	2,891
BIM Birlesik Magazalar A.S.	1,096	9,079
Eregli Demir ve Celik Fabrikalari TAS	6,968	7,977
Ford Otomotiv Sanayi A.S.	941	10,625
Haci Omer Sabanci Holding A.S.	3,081	4,460
KOC Holding A.S.	13,387	43,893
TAV Havalimanlari Holding A.S.	495	2,260
Tupras-Turkiye Petrol Rafinerileri A.S.	1,144	24,932
Turk Hava Yollari AO(a)	8,537	17,395
Turkcell Iletisim Hizmetleri A.S.	2,867	6,309
Turkiye Garanti Bankasi A.S.(a)	8,291	13,353
Turkiye Is Bankasi A.S., Class C(a)	17,142	17,404
Turkiye Sise ve Cam Fabrikalari A.S.	6,010	4,576

		187,834

United Arab Emirates-0.53%
Abu Dhabi Commercial Bank PJSC	3,689	7,834
Aldar Properties PJSC	4,609	2,949
DP World PLC	629	8,359
Dubai Islamic Bank PJSC	3,687	5,311
Emaar Development PJSC	5,812	6,409
Emaar Malls PJSC	4,321	2,294
Emaar Properties PJSC	7,785	9,051
Emirates Telecommunications Group Co. PJSC	5,025	22,657
First Abu Dhabi Bank PJSC	3,176	13,161

		78,025

United States-0.54%
JBS S.A	10,926	76,997
Titan Cement International S.A.(a)	120	2,544

		79,541

Total Common Stocks & Other Equity Interests (Cost $15,155,958)		14,641,798

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes-0.00%(i)
India-0.00%
Britannia Industries Ltd., 8.00%, 08/28/2022 (Cost $28)	INR	2,040	$30

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.08% (Cost $15,155,986)			14,641,828

	Shares
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.73%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(j)(k)		80,146	80,146
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(j)(k)		26,705	26,715

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $106,860)			106,861

TOTAL INVESTMENTS IN SECURITIES-100.81% (Cost $15,262,846)			14,748,689
OTHER ASSETS LESS LIABILITIES-(0.81)%			(119,121)

NET ASSETS-100.00%			$14,629,568

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

GDR-Global Depositary Receipt

INR-Indian Rupee

NVDR-Non-Voting Depositary Receipt

Pfd.-Preferred

REIT-Real Estate Investment Trust

Rts.-Rights

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco Emerging Markets Revenue ETF (REEM)–(continued)

October 31, 2019

Notes to Schedule of Investments:

(a) Non-income producing security.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $386,696, which represented 2.64% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2019.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)	Each CPO for Cemex S.A.B. de C.V. represents two Series A shares and one Series B share.
(f)	Each CPO for Fomento Economico Mexicano, S.A.B. de C.V. represents one Series B share and four Series D shares.
(g)	Each CPO for Grupo Televisa S.A.B. represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(h)	Each CPO for Megacable Holdings S.A.B. de C.V. represents two Series shares.
(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(k)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Emerging Markets Ultra Dividend Revenue ETF (REDV)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.75%
Brazil-12.12%
Braskem S.A., Class A, Preference Shares	12,615	$87,046
Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	1,302	7,645
Cielo S.A.	12,834	24,169
ENGIE Brasil Energia S.A.	1,782	20,091
Itausa - Investimentos Itau S.A., Preference Shares	3,596	12,281
Petrobras Distribuidora S.A.	23,232	163,661
Telefonica Brasil S.A., Preference Shares	7,013	92,729
Transmissora Alianca de Energia Eletrica S.A.	533	3,834

		411,456

Chile-0.95%
AES Gener S.A.	95,038	20,392
Colbun S.A.	68,589	11,843

		32,235

China-27.01%
Agile Group Holdings Ltd.	55,672	75,293
China Cinda Asset Management Co. Ltd., H Shares	449,693	93,522
China Evergrande Group(a)	78,457	191,595
China Huarong Asset Management Co. Ltd., H Shares(b)	733,250	108,523
China Petroleum & Chemical Corp., H Shares	277,592	159,379
Guangdong Ellington Electronics Technology Co., Ltd., A Shares	1,900	2,744
Guangzhou R&F Properties Co. Ltd., H Shares	57,853	89,905
Harbin Pharmaceutical Group Co., Ltd., A Shares(a)	7,100	3,805
Huabao Flavours & Fragrances Co., Ltd., A Shares	600	2,739
KWG Group Holdings Ltd.(a)	10,342	10,451
Liuzhou Iron & Steel Co., Ltd., A Shares	3,900	2,788
Lomon Billions Group Co. Ltd., A Shares	5,700	9,876
Loncin Motor Co., Ltd., A Shares(a)	5,800	2,918
Maanshan Iron & Steel Co. Ltd., A Shares(a)	16,900	6,390
Nanjing Iron & Steel Co., Ltd., A Shares	7,600	3,295
Sansteel Minguang Co. Ltd. Fujian, A Shares	6,900	7,444
Shandong Buchang Pharmaceuticals Co., Ltd., A Shares	1,100	3,202
Sino-Ocean Group Holding Ltd.	142,947	52,709
Sinopec Shanghai Petrochemical Co. Ltd., H Shares	234,158	65,129
SOHO China Ltd.	7,068	2,417
Xinhua Winshare Publishing and Media Co. Ltd., H Shares	14,329	10,183
Zhejiang Expressway Co., Ltd., H Shares	15,348	12,591

		916,898

Czech Republic-0.13%
Moneta Money Bank A.S.(b)	1,294	4,304

Egypt-0.23%
Eastern Co. S.A.E.	7,762	7,743

Greece-0.45%
OPAP S.A.	1,406	15,294

	Shares	Value
Hong Kong-0.66%
Kingboard Laminates Holdings Ltd.	24,425	$22,438

Hungary-0.59%
Magyar Telekom Telecommunications PLC	13,411	20,014

India-16.80%
Coal India Ltd.	46,567	136,263
Hindustan Zinc Ltd.	8,268	24,788
Indian Oil Corp. Ltd.	94,495	195,575
Power Finance Corp. Ltd.(a)	42,663	65,653
REC Ltd.	15,493	30,536
Vedanta Ltd.	56,270	117,691

		570,506

Indonesia-0.57%
PT Bukit Asam Tbk	72,386	11,603
PT Matahari Department Store Tbk	29,323	7,604

		19,207

Kuwait-1.36%
Mobile Telecommunications Co. KSC	24,785	46,163

Malaysia-3.18%
AirAsia Group Bhd	54,224	24,786
Astro Malaysia Holdings Bhd	35,257	11,391
Malayan Banking Bhd	34,803	71,630

		107,807

Mexico-2.37%
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander	38,062	51,280
Concentradora Fibra Danhos S.A. de C.V.	1,798	2,722
Fibra Uno Administracion S.A. de C.V.	5,662	8,629
Nemak S.A.B. de C.V.(b)	40,166	17,913

		80,544

Pakistan-0.69%
Fauji Fertilizer Co. Ltd.	10,653	6,449
Oil & Gas Development Co. Ltd.	20,570	17,028

		23,477

Qatar-0.77%
Barwa Real Estate Co.	4,930	4,631
Doha Bank Q.P.S.C.	15,827	11,041
Qatar International Islamic Bank QSC	2,532	6,613
United Development Co. QSC	10,356	3,982

		26,267

Russia-14.55%
Aeroflot PJSC	20,370	33,986
Alrosa PJSC	14,250	16,572
Bashneft PJSC, Preference Shares	752	20,305
Federal Grid Co. Unified Energy System PJSC	5,782,792	16,652
Magnitogorsk Iron & Steel Works PJSC	50,224	28,635
MMC Norilsk Nickel PJSC	201	56,117
Mobile TeleSystems PJSC	7,649	34,024
Moscow Exchange MICEX-RTS PJSC	1,817	2,695
Mosenergo PJSC	312,784	11,074
Novolipetsk Steel PJSC	21,112	41,202
Rostelecom PJSC	16,397	20,089
Severstal PJSC	2,222	30,595
Surgutneftegas PJSC, Preference Shares	195,106	114,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Emerging Markets Ultra Dividend Revenue ETF (REDV)–(continued)

October 31, 2019

	Shares	Value

Russia-(continued)
Tatneft PJSC	5,321	$62,137
Unipro PJSC	124,376	5,125

		493,949

South Africa-1.87%
Coronation Fund Managers Ltd.	690	1,950
Growthpoint Properties Ltd.	4,144	6,082
Hyprop Investments Ltd.	420	1,645
Kumba Iron Ore Ltd.	1,332	32,539
Redefine Properties Ltd.	9,770	4,890
Resilient REIT Ltd.	380	1,698
Reunert Ltd.	1,461	6,929
Tsogo Sun Gaming Ltd.	7,242	5,976
Vukile Property Fund Ltd.	1,302	1,672

		63,381

Taiwan-3.51%
AU Optronics Corp.	309,567	79,323
Transcend Information, Inc.	1,993	4,328
Yageo Corp.	2,575	26,562
Yulon Nissan Motor Co. Ltd.	1,070	8,875

		119,088

Thailand-0.24%
Land & Houses PCL, NVDR	25,500	8,192

Turkey-7.97%
Eregli Demir ve Celik Fabrikalari TAS	39,886	45,663
Iskenderun Demir ve Celik A.S.	10,047	10,676

	Shares	Value
Turkey-(continued)
Tofas Turk Otomobil Fabrikasi A.S.	8,240	$32,282
Tupras-Turkiye Petrol Rafinerileri A.S.	6,793	148,047
Turkcell Iletisim Hizmetleri A.S.	15,463	34,025

		270,693

United Arab Emirates-3.73%
Abu Dhabi Commercial Bank PJSC	16,115	34,224
Abu Dhabi Islamic Bank PJSC	12,195	17,764
Air Arabia PJSC(a)	32,079	11,879
Aldar Properties PJSC	25,246	16,153
DAMAC Properties Dubai Co. PJSC(a)	38,961	9,133
Dubai Investments PJSC	18,001	6,322
Dubai Islamic Bank PJSC	21,673	31,216

		126,691

Total Common Stocks & Other Equity Interests (Cost $3,556,782)		3,386,347

Money Market Funds-0.28%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(c) (Cost $9,536)	9,536	9,536

TOTAL INVESTMENTS IN SECURITIES-100.03% (Cost $3,566,318)		3,395,883
OTHER ASSETS LESS LIABILITIES-(0.03)%		(957)

NET ASSETS-100.00%		$3,394,926

Investment Abbreviations:

NVDR-Non-Voting Depositary Receipt

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $130,740, which represented 3.85% of the Fund’s Net Assets.

(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco International Revenue ETF (REFA)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.66%
Australia-3.15%
AGL Energy Ltd.	454	$6,187
AMP Ltd.	2,982	3,770
APA Group	187	1,501
Aristocrat Leisure Ltd.	106	2,309
ASX Ltd.	11	624
Aurizon Holdings Ltd.	472	1,919
AusNet Services	797	1,016
Australia & New Zealand Banking Group Ltd.	1,049	19,325
Bank of Queensland Ltd.(a)	205	1,278
Bendigo & Adelaide Bank Ltd.	224	1,644
BHP Group Ltd.	641	15,876
BHP Group PLC	526	11,127
BlueScope Steel Ltd.	732	6,722
Boral Ltd.	990	3,431
Brambles Ltd.	491	4,049
Caltex Australia Ltd.	590	11,085
Challenger Ltd.	200	1,097
CIMIC Group Ltd.	353	8,028
Coca-Cola Amatil Ltd.	347	2,427
Cochlear Ltd.	6	874
Coles Group Ltd.	2,221	22,937
Commonwealth Bank of Australia	415	22,490
Computershare Ltd.	139	1,517
Crown Resorts Ltd.	197	1,691
CSL Ltd.	36	6,350
Dexus	54	445
Flight Centre Travel Group Ltd.(a)	61	1,790
Fortescue Metals Group Ltd.	876	5,377
Goodman Group	110	1,091
GPT Group (The)	102	418
Harvey Norman Holdings Ltd.	535	1,508
Incitec Pivot Ltd.	937	2,227
Insurance Australia Group Ltd.	1,526	8,348
Lendlease Group	846	10,893
Macquarie Group Ltd.	105	9,688
Magellan Financial Group Ltd.	7	232
Medibank Pvt Ltd.	1,524	3,549
Mirvac Group	709	1,568
National Australia Bank Ltd.	954	18,804
Newcrest Mining Ltd.	96	2,070
Oil Search Ltd.	216	1,065
Orica Ltd.	212	3,345
Origin Energy Ltd.	1,553	8,410
QBE Insurance Group Ltd.	1,145	9,939
Ramsay Health Care Ltd.	106	5,002
REA Group Ltd.(a)	8	599
Rio Tinto Ltd.	99	6,199
Rio Tinto plc	414	21,504
Santos Ltd.	541	3,026
Scentre Group	559	1,475
SEEK Ltd.	58	906
Sonic Healthcare Ltd.	175	3,441
South32 Ltd.	2,414	4,241
Stockland	530	1,786
Suncorp Group Ltd.	647	5,995
Sydney Airport	164	992
Tabcorp Holdings Ltd.	662	2,189

	Shares	Value
Australia-(continued)
Telstra Corp. Ltd.	4,885	$11,746
TPG Telecom Ltd.	317	1,428
Transurban Group	219	2,239
Treasury Wine Estates Ltd.	139	1,683
Vicinity Centres	415	763
Washington H Soul Pattinson & Co. Ltd.	46	688
Wesfarmers Ltd.	536	14,682
Westpac Banking Corp.	1,018	19,785
Woodside Petroleum Ltd.	153	3,394
Woolworths Group Ltd.	1,165	29,954
Worley Ltd.	291	2,739

		396,497

Austria-0.46%
ANDRITZ AG	144	6,471
Erste Group Bank AG(b)	237	8,374
OMV AG	388	22,648
Raiffeisen Bank International AG	269	6,617
Verbund AG	24	1,299
voestalpine AG	503	12,598

		58,007

Belgium-0.79%
Ageas	139	8,008
Anheuser-Busch InBev S.A./N.V.	344	27,648
Colruyt S.A.	158	8,786
Groupe Bruxelles Lambert S.A.	54	5,421
KBC Group N.V.	173	12,136
Proximus SADP	164	5,037
Solvay S.A., Class A	101	10,986
Telenet Group Holding N.V.	43	2,112
UCB S.A.	54	4,353
Umicore S.A.	375	15,467

		99,954

Chile-0.03%
Antofagasta PLC	340	3,815

China-0.11%
BeiGene Ltd., ADR(b)	1	138
BOC Hong Kong Holdings Ltd.	3,124	10,762
Yangzijiang Shipbuilding Holdings Ltd.	4,167	2,924

		13,824

Colombia-0.02%
Millicom International Cellular S.A., SDR	49	2,238

Denmark-0.87%
AP Moller - Maersk A/S, Class A	13	15,610
AP Moller - Maersk A/S, Class B	11	14,027
Carlsberg A/S, Class B	36	5,067
Chr Hansen Holding A/S	9	691
Coloplast A/S, Class B	17	2,049
Danske Bank A/S	1,107	15,803
Demant A/S(b)	50	1,320
DSV Panalpina A/S	100	9,708
Genmab A/S(b)	2	436
H. Lundbeck A/S	53	1,809
ISS A/S	326	8,535
Novo Nordisk A/S, Class B	197	10,764
Novozymes A/S, Class B	30	1,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco International Revenue ETF (REFA)–(continued)

October 31, 2019

	Shares	Value
Denmark-(continued)
Orsted A/S(c)	82	$7,196
Pandora A/S	74	3,641
Tryg A/S	69	1,928
Vestas Wind Systems A/S	111	9,065

		109,062

Finland-0.68%
Elisa Oyj	38	2,076
Fortum Oyj	192	4,689
Kone Oyj, Class B	122	7,764
Metso Oyj(a)	79	2,986
Neste Oyj	374	13,502
Nokia Oyj	3,616	13,287
Nokian Renkaat Oyj(a)	49	1,400
Nordea Bank Abp	1,577	11,561
Orion Oyj, Class B(a)	19	842
Sampo Oyj, Class A	156	6,394
Stora Enso Oyj, Class R	590	7,652
UPM-Kymmene Oyj	336	10,923
Wartsila Oyj Abp	294	3,104

		86,180

France-12.17%
Accor S.A	70	3,008
Aeroports de Paris	23	4,372
Air Liquide S.A.	138	18,337
Airbus S.E.	392	56,163
Alstom S.A.	164	7,090
Amundi S.A.(c)	61	4,356
Arkema S.A	86	8,793
Atos S.E.	103	7,977
AXA S.A.	3,333	88,072
BioMerieux	26	2,128
BNP Paribas S.A.	1,122	58,595
Bollore S.A.	4,467	19,336
Bouygues S.A.	822	34,848
Bureau Veritas S.A.	174	4,443
Capgemini S.E.	95	10,699
Carrefour S.A.	3,777	64,282
Casino Guichard Perrachon S.A.(a)	786	42,416
Cie de Saint-Gobain	968	39,386
Cie Generale des Etablissements Michelin SCA	173	21,057
CNP Assurances	1,431	28,386
Covivio	9	1,019
Credit Agricole S.A.	5,932	77,332
Danone S.A.	240	19,910
Dassault Aviation S.A.	3	4,167
Dassault Systemes S.E.	20	3,036
Edenred	26	1,369
Eiffage S.A.	142	15,259
Electricite de France S.A.	4,859	50,155
ENGIE S.A.	3,329	55,691
EssilorLuxottica S.A.	94	14,346
Eurazeo S.E.	56	3,905
Eutelsat Communications S.A.(a)	68	1,290
Faurecia S.E.	366	17,060
Gecina S.A.	4	686
Getlink S.E.	61	1,022
Hermes International	7	5,037
ICADE	19	1,861
Iliad S.A.	36	3,727

	Shares	Value
France-(continued)
Imerys S.A.	86	$3,322
Ingenico Group S.A.	23	2,457
Ipsen S.A.	17	1,811
JCDecaux S.A.	91	2,487
Kering S.A.	23	13,092
Klepierre S.A.	33	1,229
Legrand S.A.	77	6,012
L’Oreal S.A.	85	24,827
LVMH Moet Hennessy Louis Vuitton S.E.	99	42,247
Natixis S.A.	3,234	14,833
Orange S.A.(a)	2,267	36,521
Pernod Ricard S.A.	42	7,755
Peugeot S.A.	2,878	72,886
Publicis Groupe S.A.	177	7,612
Remy Cointreau S.A.(a)	7	936
Renault S.A.	886	45,232
Safran S.A.	115	18,199
Sanofi S.A.	346	31,893
Sartorius Stedim Biotech	7	1,048
Schneider Electric S.E.	275	25,545
SCOR S.E.	318	13,403
SEB S.A.	42	6,377
Societe BIC S.A.	21	1,458
Societe Generale S.A.	1,717	48,751
Sodexo S.A.	156	17,161
Suez	956	14,905
Teleperformance	17	3,854
Thales S.A.	116	11,342
TOTAL S.A.	2,736	143,876
Ubisoft Entertainment S.A.(b)	22	1,299
Unibail-Rodamco-Westfield	18	2,784
Valeo S.A.	580	21,574
Veolia Environnement S.A.	885	23,272
Vinci S.A.(a)	369	41,415
Vivendi S.A.	415	11,556
Wendel S.A.	52	7,368
Worldline S.A.(b)(c)	19	1,154

		1,532,109

Germany-12.31%
1&1 Drillisch AG(a)	102	2,729
adidas AG	63	19,459
Allianz S.E.	267	65,235
Aroundtown S.A.	77	650
Axel Springer S.E.(a)	36	2,568
BASF S.E.	803	61,125
Bayer AG	500	38,813
Bayerische Motoren Werke AG	1,097	84,092
Bayerische Motoren Werke AG, Preference Shares	124	7,643
Beiersdorf AG	53	6,277
Brenntag AG	216	10,844
Carl Zeiss Meditec AG, BR	11	1,200
Commerzbank AG	1,940	11,607
Continental AG	309	41,327
Covestro AG(c)	268	12,872
Daimler AG	2,995	175,121
Delivery Hero S.E.(b)(c)	12	563
Deutsche Bank AG	4,805	34,812
Deutsche Boerse AG	21	3,255

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco International Revenue ETF (REFA)–(continued)

October 31, 2019

	Shares	Value
Germany-(continued)
Deutsche Lufthansa AG	2,037	$35,327
Deutsche Post AG	1,601	56,710
Deutsche Telekom AG	3,849	67,710
Deutsche Wohnen S.E.	27	1,016
E.ON S.E.	2,554	25,750
Evonik Industries AG	500	13,193
Fraport AG Frankfurt Airport Services Worldwide	38	3,177
Fresenius Medical Care AG& Co. KGaA	207	14,983
Fresenius S.E. & Co. KGaA	589	30,967
Fuchs Petrolub S.E., Preference Shares(a)	28	1,196
GEA Group AG	151	4,618
Hannover Rueck S.E.	91	16,122
HeidelbergCement AG	222	16,500
Henkel AG& Co. KGaA	115	11,079
Henkel AG& Co. KGaA, Preference Shares	74	7,693
HOCHTIEF AG	187	23,324
Hugo Boss AG	39	1,641
Infineon Technologies AG	428	8,298
KION Group AG	147	9,771
Knorr-Bremse AG	55	5,553
LANXESS AG	94	6,114
Merck KGaA	38	4,532
METRO AG	1,682	27,397
MTU Aero Engines AG	14	3,739
Muenchener Rueckversicherungs-Gesellschaft AG	164	45,559
Porsche Automobil Holding S.E., Preference Shares	1	74
Puma S.E.	55	4,139
RWE AG	358	10,916
SAP S.E.	185	24,520
Sartorius AG, Preference Shares	4	777
Siemens AG	758	87,425
Siemens Healthineers AG(c)	288	12,240
Symrise AG	28	2,695
Telefonica Deutschland Holding AG	2,503	7,945
thyssenkrupp AG(a)	2,988	42,653
TUI AG	1,744	22,793
Uniper S.E.	2,145	66,862
United Internet AG	128	3,857
Volkswagen AG	710	134,580
Volkswagen AG, Preference Shares	513	97,697
Vonovia S.E.	47	2,502
Wirecard AG(a)	11	1,393
Zalando S.E.(b)(c)	108	4,681

		1,549,910

Hong Kong-2.16%
AIA Group Ltd.	2,215	22,171
ASM Pacific Technology Ltd.	186	2,603
Bank of East Asia Ltd. (The)	986	2,378
CK Asset Holdings Ltd.	642	4,481
CK Hutchison Holdings Ltd.	3,276	30,304
CK Infrastructure Holdings Ltd.	88	634
CLP Holdings Ltd.	820	8,511
Dairy Farm International Holdings Ltd.	1,201	7,242
Hang Lung Properties Ltd.	417	918
Hang Seng Bank Ltd.	197	4,117
Henderson Land Development Co. Ltd.	391	1,958
HK Electric Investments & HK Electric Investments Ltd.(c)	1,198	1,195

	Shares	Value
Hong Kong-(continued)
HKT Trust & HKT Ltd.	2,305	$3,588
Hong Kong & China Gas Co., Ltd. (The)	1,768	3,433
Hong Kong Exchanges & Clearing Ltd.	46	1,438
Hongkong Land Holdings Ltd.	305	1,678
Hysan Development Co. Ltd.	72	284
Jardine Matheson Holdings Ltd.	1,149	65,631
Jardine Strategic Holdings Ltd.	736	23,795
Kerry Properties Ltd.	521	1,688
Link REIT	141	1,537
Melco Resorts & Entertainment Ltd., ADR	191	4,114
MTR Corp. Ltd.	892	5,121
New World Development Co. Ltd.	6,105	8,755
NWS Holdings Ltd.	1,528	2,277
PCCW Ltd.	6,640	3,948
Power Assets Holdings Ltd.	22	157
Shangri-La Asia Ltd.	1,461	1,501
Sino Land Co. Ltd.	662	992
Sun Hung Kai Properties Ltd.	394	5,977
Swire Pacific Ltd., Class A	417	3,974
Swire Properties Ltd.	364	1,147
Techtronic Industries Co. Ltd.	844	6,623
Vitasoy International Holdings Ltd.	139	566
WH Group Ltd.	20,859	22,143
Wharf Holdings Ltd. (The)	721	1,639
Wharf Real Estate Investment Co. Ltd.	224	1,320
Wheelock & Co. Ltd.	698	4,324
Yue Yuen Industrial Holdings Ltd.	2,728	7,692

		271,854

Indonesia-0.03%
Golden Agri-Resources Ltd.	23,765	3,580

Ireland-0.44%
AerCap Holdings N.V.(b)	70	4,052
AIB Group PLC	619	1,983
Bank of Ireland Group PLC	1,084	5,215
CRH PLC	666	24,282
Flutter Entertainment PLC	22	2,273
Kerry Group PLC, Class A	45	5,442
Kingspan Group PLC	76	3,939
Smurfit Kappa Group PLC	254	8,473

		55,659

Israel-0.33%
Azrieli Group Ltd.	11	848
Bank Hapoalim BM	488	3,904
Bank Leumi Le-Israel BM	514	3,743
Check Point Software Technologies Ltd.(b)	12	1,349
Elbit Systems Ltd.	21	3,442
Israel Chemicals Ltd.	808	3,589
Israel Discount Bank Ltd., Class A	586	2,678
Mizrahi Tefahot Bank Ltd.	90	2,232
Nice Ltd.(b)	8	1,265
Teva Pharmaceutical Industries Ltd., ADR(b)	2,213	18,036
Wix.com Ltd.(b)	4	488

		41,574

Italy-2.58%
Assicurazioni Generali S.p.A.	2,863	58,053
Atlantia S.p.A.	258	6,373
Davide Campari-Milano S.p.A.	150	1,375
Enel S.p.A.	9,059	70,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco International Revenue ETF (REFA)–(continued)

October 31, 2019

	Shares	Value
Italy-(continued)
Eni S.p.A.	4,268	$64,615
Ferrari N.V.	16	2,561
FinecoBank Banca Fineco S.p.A.	72	811
Intesa Sanpaolo S.p.A.	9,266	23,218
Leonardo S.p.A.	930	10,801
Mediobanca Banca di Credito Finanziario S.p.A.	255	3,030
Moncler S.p.A.	33	1,272
Pirelli & C S.p.A.(c)	707	4,087
Poste Italiane S.p.A.(c)	1,377	16,714
Prysmian S.p.A.	472	10,906
Recordati S.p.A.	30	1,261
Snam S.p.A.	464	2,381
Telecom Italia S.p.A.(b)	22,149	12,966
Telecom Italia S.p.A., RSP	9,726	5,629
Terna Rete Elettrica Nazionale S.p.A.	320	2,115
UniCredit S.p.A.	2,112	26,786

		325,094

Japan-34.98%
ABC-Mart, Inc.	31	2,128
Acom Co. Ltd.	593	2,397
Advantest Corp.	47	2,150
Aeon Co. Ltd.	3,341	67,528
AEON Financial Service Co. Ltd.	190	2,918
Aeon Mall Co. Ltd.	147	2,361
AGC, Inc.	337	11,939
Air Water, Inc.	364	6,876
Aisin Seiki Co. Ltd.	1,018	41,057
Ajinomoto Co., Inc.	454	8,649
Alfresa Holdings Corp.	889	20,000
Alps Alpine Co. Ltd.	387	8,391
Amada Holdings Co. Ltd.	240	2,760
ANA Holdings, Inc.	441	15,183
Aozora Bank Ltd.	47	1,213
Asahi Group Holdings, Ltd.	322	16,174
Asahi Intecc Co. Ltd.	14	387
Asahi Kasei Corp.	1,647	18,457
Astellas Pharma, Inc.	707	12,154
Bandai Namco Holdings, Inc.	107	6,600
Bank of Kyoto Ltd. (The)	20	803
Benesse Holdings, Inc.	142	3,818
Bridgestone Corp.	661	27,656
Brother Industries Ltd.	287	5,456
Calbee, Inc.	65	2,177
Canon, Inc.	1,227	33,619
Casio Computer Co. Ltd.	194	3,167
Central Japan Railway Co.	68	14,024
Chiba Bank Ltd. (The)	391	2,152
Chubu Electric Power Co., Inc.	1,388	20,870
Chugai Pharmaceutical Co. Ltd.	65	5,502
Chugoku Electric Power Co., Inc. (The)(a)	840	11,197
Coca-Cola Bottlers Japan Holdings, Inc.(a)	300	6,846
Concordia Financial Group Ltd.	601	2,480
Credit Saison Co. Ltd.	271	3,956
CyberAgent, Inc.	73	2,384
Dai Nippon Printing Co., Ltd.	472	12,697
Daicel Corp.	403	3,638
Daifuku Co. Ltd.	60	3,225
Dai-ichi Life Holdings, Inc.	2,874	47,468
Daiichi Sankyo Co. Ltd.	100	6,605

	Shares	Value
Japan-(continued)
Daikin Industries, Ltd.	140	$19,723
Daito Trust Construction Co., Ltd.	94	12,495
Daiwa House Industry Co., Ltd.	941	32,511
Daiwa Securities Group, Inc.	1,293	5,857
Denso Corp.	878	41,112
Dentsu, Inc.	203	7,305
Disco Corp.	7	1,546
East Japan Railway Co.	209	19,041
Eisai Co. Ltd.	80	5,837
Electric Power Development Co. Ltd.	295	7,188
FamilyMart Co. Ltd.	174	4,339
FANUC Corp.	30	5,994
Fast Retailing Co. Ltd.	26	16,126
Fuji Electric Co. Ltd.	202	6,484
FUJIFILM Holdings Corp.	456	20,163
Fujitsu Ltd.	326	29,013
Fukuoka Financial Group, Inc.	104	2,030
GMO Payment Gateway, Inc.	3	222
Hakuhodo DY Holdings, Inc.	682	10,271
Hamamatsu Photonics K.K.	30	1,174
Hankyu Hanshin Holdings, Inc.	162	6,519
Hikari Tsushin, Inc.	18	3,966
Hino Motors Ltd.	1,675	15,990
Hirose Electric Co. Ltd.	8	1,016
Hisamitsu Pharmaceutical Co., Inc.	29	1,360
Hitachi Chemical Co. Ltd.	180	5,969
Hitachi Construction Machinery Co. Ltd.	319	8,333
Hitachi High-Technologies Corp.	90	5,628
Hitachi Metals Ltd.	629	7,960
Hitachi, Ltd.	1,850	69,633
Honda Motor Co., Ltd.	4,712	128,234
Hoshizaki Corp.	29	2,479
Hoya Corp.	55	4,886
Hulic Co., Ltd.	246	2,687
Idemitsu Kosan Co. Ltd.	1,773	52,564
IHI Corp.	497	12,418
Iida Group Holdings Co. Ltd.	584	9,789
INPEX Corp.	726	6,773
Isetan Mitsukoshi Holdings Ltd.(a)	1,059	8,503
Isuzu Motors Ltd.	1,627	19,076
ITOCHU Corp.	4,230	88,861
Itochu Techno-Solutions Corp.	132	3,569
J Front Retailing Co. Ltd.	309	3,959
Japan Airlines Co. Ltd.	316	9,863
Japan Airport Terminal Co., Ltd.	50	2,493
Japan Exchange Group, Inc.	55	915
Japan Post Bank Co. Ltd.(a)	1,540	15,414
Japan Post Holdings Co. Ltd.	6,367	58,661
Japan Tobacco, Inc.	784	17,811
JFE Holdings, Inc.	2,379	30,083
JGC Holdings Corp.	337	4,941
JSR Corp.	252	4,776
JTEKT Corp.	969	12,495
JXTG Holdings, Inc.	18,892	89,021
Kajima Corp.	1,139	15,762
Kakaku.com, Inc.	18	420
Kamigumi Co. Ltd.	93	2,111
Kaneka Corp.	133	4,472
Kansai Electric Power Co., Inc. (The)	1,976	23,113
Kansai Paint Co. Ltd.	189	4,589

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco International Revenue ETF (REFA)–(continued)

October 31, 2019

	Shares	Value
Japan-(continued)
Kao Corp.	135	$10,919
Kawasaki Heavy Industries Ltd.	600	14,558
KDDI Corp.	1,428	39,615
Keihan Holdings Co. Ltd.	55	2,605
Keikyu Corp.	141	2,825
Keio Corp.	49	3,041
Keisei Electric Railway Co., Ltd.	52	2,138
Keyence Corp.	7	4,456
Kikkoman Corp.	68	3,290
Kintetsu Group Holdings Co. Ltd.	180	9,840
Kirin Holdings Co. Ltd.	698	14,883
Kobayashi Pharmaceutical Co. Ltd.	16	1,286
Kobe Steel Ltd.	2,660	14,468
Koito Manufacturing Co. Ltd.	110	5,820
Komatsu Ltd.	918	21,730
Konami Holdings Corp.	44	1,941
Konica Minolta, Inc.	1,056	7,805
Kose Corp.	15	2,678
Kubota Corp.	890	14,259
Kuraray Co. Ltd.	380	4,563
Kurita Water Industries Ltd.	83	2,411
Kyocera Corp.	197	13,015
Kyowa Kirin Co., Ltd.	142	2,622
Kyushu Electric Power Co., Inc.	1,425	14,263
Kyushu Railway Co.	100	3,312
Lawson, Inc.	108	5,974
LINE Corp.(b)	51	1,882
Lion Corp.	137	2,882
LIXIL Group Corp.	846	15,855
M3, Inc.	40	964
Makita Corp.	104	3,545
Marubeni Corp.	8,009	56,735
Marui Group Co. Ltd.	88	1,968
Maruichi Steel Tube Ltd.	52	1,433
Mazda Motor Corp.	2,870	26,681
McDonald’s Holdings Co. Japan Ltd.	43	2,160
Mebuki Financial Group, Inc.	793	2,032
Medipal Holdings Corp.	1,048	24,061
MEIJI Holdings Co. Ltd.	127	9,187
Mercari, Inc.(b)	10	227
Minebea Mitsumi, Inc.	433	8,331
MISUMI Group, Inc.	99	2,513
Mitsubishi Chemical Holdings Corp.	4,091	31,432
Mitsubishi Corp.	4,380	111,987
Mitsubishi Electric Corp.	2,482	35,736
Mitsubishi Estate Co., Ltd.	485	9,455
Mitsubishi Gas Chemical Co., Inc.	410	5,852
Mitsubishi Heavy Industries Ltd.	684	27,852
Mitsubishi Materials Corp.	441	12,768
Mitsubishi Motors Corp.	3,961	18,247
Mitsubishi Tanabe Pharma Corp.	266	3,204
Mitsubishi UFJ Financial Group, Inc.	9,358	49,324
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,119	6,925
Mitsui & Co., Ltd.	3,021	52,187
Mitsui Chemicals, Inc.	493	11,871
Mitsui Fudosan Co., Ltd.	581	14,946
Mitsui OSK Lines Ltd.	319	8,782
Mizuho Financial Group, Inc.	17,858	27,884
MonotaRO Co. Ltd.	38	1,162
MS&AD Insurance Group Holdings, Inc.	1,051	34,115

	Shares	Value
Japan-(continued)
Murata Manufacturing Co., Ltd.	262	$14,209
Nabtesco Corp.	83	2,687
Nagoya Railroad Co. Ltd.	158	5,042
NEC Corp.	459	18,257
NEXON Co., Ltd.(b)	119	1,381
NGK Insulators Ltd.	236	3,654
NGK Spark Plug Co., Ltd.	170	3,486
NH Foods Ltd.	212	8,913
Nidec Corp.	83	12,350
Nikon Corp.	399	5,130
Nintendo Co., Ltd.	25	8,931
Nippon Electric Glass Co. Ltd.	89	2,024
Nippon Express Co., Ltd.	298	17,118
Nippon Paint Holdings Co. Ltd.	91	5,009
Nippon Steel Corp.	3,072	45,225
Nippon Telegraph & Telephone Corp.	1,748	86,927
Nippon Yusen K.K.	798	14,490
Nissan Chemical Corp.	34	1,409
Nissan Motor Co. Ltd.	13,458	85,823
Nisshin Seifun Group, Inc.	176	3,500
Nissin Foods Holdings Co. Ltd.	54	4,096
Nitori Holdings Co. Ltd.	37	5,651
Nitto Denko Corp.	141	7,878
Nomura Holdings, Inc.	3,713	17,012
Nomura Real Estate Holdings, Inc.	204	4,857
Nomura Research Institute Ltd.	231	4,938
NSK Ltd.	926	8,703
NTT Data Corp.	1,146	15,180
NTT DOCOMO, Inc.	1,319	36,298
Obayashi Corp.	1,592	16,494
OBIC Co. Ltd.	5	631
Odakyu Electric Railway Co. Ltd.	154	3,765
Oji Holdings Corp.	2,348	12,272
Olympus Corp.	482	6,599
Omron Corp.	130	7,696
Ono Pharmaceutical Co. Ltd.	125	2,367
Oracle Corp. Japan	20	1,772
Oriental Land Co. Ltd.	34	4,996
ORIX Corp.	1,180	18,627
Osaka Gas Co. Ltd.	528	10,369
Otsuka Corp.	139	5,645
Otsuka Holdings Co. Ltd.	221	9,277
Pan Pacific International Holdings Corp.	452	7,137
Panasonic Corp.	7,475	63,400
Park24 Co. Ltd.(a)	109	2,580
Persol Holdings Co. Ltd.	318	6,148
Pigeon Corp.(a)	18	886
Pola Orbis Holdings, Inc.	64	1,458
Rakuten, Inc.	819	7,864
Recruit Holdings Co., Ltd.	428	14,296
Renesas Electronics Corp.(b)	837	5,729
Resona Holdings, Inc.	1,310	5,757
Ricoh Co. Ltd.	1,600	14,356
Rinnai Corp.	37	2,735
Rohm Co. Ltd.	47	3,765
Ryohin Keikaku Co. Ltd.	170	3,813
Sankyo Co. Ltd.	19	667
Santen Pharmaceutical Co. Ltd.	110	1,959
SBI Holdings, Inc.	109	2,390
Secom Co. Ltd.	93	8,659

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco International Revenue ETF (REFA)–(continued)

October 31, 2019

	Shares	Value
Japan-(continued)
Sega Sammy Holdings, Inc.	200	$2,827
Seibu Holdings, Inc.	258	4,566
Seiko Epson Corp.	594	8,451
Sekisui Chemical Co., Ltd.	567	9,960
Sekisui House Ltd.	857	18,566
Seven & i Holdings Co., Ltd.	1,330	50,442
Seven Bank Ltd.	399	1,163
SG Holdings Co. Ltd.	299	7,437
Sharp Corp.	1,467	17,085
Shimadzu Corp.	109	2,942
Shimamura Co. Ltd.	55	4,686
Shimano, Inc.	17	2,846
Shimizu Corp.	1,293	12,128
Shin-Etsu Chemical Co. Ltd.	108	12,148
Shinsei Bank Ltd.	198	3,117
Shionogi & Co. Ltd.	44	2,653
Shiseido Co. Ltd.	104	8,627
Shizuoka Bank Ltd. (The)	224	1,724
Showa Denko K.K.	255	7,253
SMC Corp.	12	5,238
Softbank Corp.	1,816	24,946
SoftBank Group Corp.	1,428	55,347
Sohgo Security Services Co. Ltd.	66	3,608
Sompo Holdings, Inc.	531	20,993
Sony Corp.	1,027	62,938
Sony Financial Holdings, Inc.	412	8,914
Stanley Electric Co. Ltd.	137	3,840
Subaru Corp.	776	22,418
SUMCO Corp.	192	3,234
Sumitomo Chemical Co., Ltd.	3,558	16,423
Sumitomo Corp.	2,441	39,808
Sumitomo Dainippon Pharma Co. Ltd.	146	2,569
Sumitomo Electric Industries Ltd.	1,931	26,731
Sumitomo Heavy Industries Ltd.	204	6,407
Sumitomo Metal Mining Co., Ltd.	176	5,952
Sumitomo Mitsui Financial Group, Inc.	1,200	43,069
Sumitomo Mitsui Trust Holdings, Inc.	287	10,556
Sumitomo Realty & Development Co., Ltd.	193	7,039
Sumitomo Rubber Industries Ltd.	561	7,488
Sundrug Co. Ltd.	162	5,387
Suntory Beverage & Food Ltd.	212	9,060
Suzuken Co., Ltd.	286	15,344
Suzuki Motor Corp.	736	34,974
Sysmex Corp.	30	1,967
T&D Holdings, Inc.	1,258	14,197
Taiheiyo Cement Corp.	223	6,353
Taisei Corp.	331	13,166
Taisho Pharmaceutical Holdings Co. Ltd.	24	1,725
Taiyo Nippon Sanso Corp.	254	5,996
Takeda Pharmaceutical Co., Ltd.	398	14,461
TDK Corp.	129	12,923
Teijin Ltd.	393	7,932
Terumo Corp.	155	5,090
THK Co. Ltd.	118	3,444
Tobu Railway Co. Ltd.	146	4,896
Toho Co. Ltd.	43	1,738
Toho Gas Co. Ltd.	80	3,127
Tohoku Electric Power Co., Inc.	1,559	16,065
Tokio Marine Holdings, Inc.	562	30,506
Tokyo Century Corp.	176	8,205

	Shares	Value
Japan-(continued)
Tokyo Electric Power Co. Holdings, Inc.(b)	8,776	$40,753
Tokyo Electron Ltd.	49	10,006
Tokyo Gas Co., Ltd.	535	13,095
Tokyu Corp.	471	8,936
Tokyu Fudosan Holdings Corp.	1,018	6,790
Toppan Printing Co., Ltd.	695	12,929
Toray Industries, Inc.	2,188	15,599
Toshiba Corp.	867	29,714
Tosoh Corp.	454	6,291
TOTO Ltd.	125	5,151
Toyo Seikan Group Holdings Ltd.	398	6,358
Toyo Suisan Kaisha Ltd.	77	3,248
Toyoda Gosei Co. Ltd.	316	7,471
Toyota Industries Corp.	310	18,811
Toyota Motor Corp.	3,610	251,853
Toyota Tsusho Corp.	1,504	52,450
Trend Micro, Inc.	25	1,272
Tsuruha Holdings, Inc.	51	5,770
Unicharm Corp.	167	5,699
USS Co. Ltd.	38	740
Welcia Holdings Co. Ltd.	100	5,781
West Japan Railway Co.	122	10,627
Yakult Honsha Co. Ltd.	50	2,877
Yamada Denki Co. Ltd.	2,823	13,657
Yamaha Corp.	66	3,095
Yamaha Motor Co., Ltd.	680	13,461
Yamato Holdings Co. Ltd.	678	11,440
Yamazaki Baking Co. Ltd.	378	6,455
Yaskawa Electric Corp.	100	3,867
Yokogawa Electric Corp.	153	2,826
Yokohama Rubber Co. Ltd. (The)	274	6,177
Z Holdings Corp.	3,253	10,050
ZOZO, Inc.(a)	44	1,030

		4,404,368

Luxembourg-0.62%
ArcelorMittal	4,207	62,095
Eurofins Scientific S.E.	7	3,547
RTL Group S.A.	110	5,591
SES S.A., FDR	71	1,376
Tenaris S.A.	510	5,152

		77,761

Macau-0.17%
Galaxy Entertainment Group Ltd.	850	5,873
MGM China Holdings Ltd.	1,115	1,773
Sands China Ltd.	1,333	6,590
SJM Holdings Ltd.	2,974	3,187
Wynn Macau Ltd.	1,714	3,735

		21,158

Mexico-0.01%
Fresnillo PLC(a)	165	1,516

Netherlands-3.17%
ABN AMRO Group N.V., CVA(c)	713	13,276
Adyen N.V.(b)(c)	2	1,404
Aegon N.V.	4,953	21,418
Akzo Nobel N.V.	84	7,736
ASML Holding N.V.	43	11,274
EXOR N.V.	1,841	141,145
Heineken Holding N.V.	188	17,912

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco International Revenue ETF (REFA)–(continued)

October 31, 2019

	Shares	Value
Netherlands-(continued)
Heineken N.V.	178	$18,163
ING Groep N.V.	2,803	31,672
Koninklijke Ahold Delhaize N.V.	2,421	60,300
Koninklijke DSM N.V.	64	7,586
Koninklijke KPN N.V.	1,505	4,668
Koninklijke Philips N.V.	330	14,458
Koninklijke Vopak N.V.	26	1,427
NN Group N.V.	332	12,656
NXP Semiconductors N.V.	67	7,616
Randstad N.V.	417	23,094
Wolters Kluwer N.V.	50	3,683

		399,488

New Zealand-0.08%
a2 Milk Co. Ltd.(b)	54	450
Auckland International Airport Ltd.	68	406
Fisher & Paykel Healthcare Corp. Ltd.	51	626
Fletcher Building Ltd.	1,466	4,306
Meridian Energy Ltd.	563	1,661
Ryman Healthcare Ltd.	25	207
Spark New Zealand Ltd.	764	2,195

		9,851

Norway-0.88%
Aker BP ASA(a)	90	2,489
DNB ASA	372	6,770
Equinor ASA	3,171	58,749
Gjensidige Forsikring ASA	118	2,209
Mowi ASA	124	3,028
Norsk Hydro ASA	4,399	15,548
Orkla ASA	441	4,243
Schibsted ASA, Class B	28	783
Telenor ASA	462	8,663
Yara International ASA	228	8,888

		111,370

Portugal-0.34%
EDP - Energias de Portugal S.A., Class R	3,317	13,655
Galp Energia SGPS S.A.	898	14,307
Jeronimo Martins SGPS S.A.	892	14,972

		42,934

Russia-0.05%
Evraz PLC	1,418	6,738

Singapore-1.05%
Ascendas REIT	238	554
CapitaLand Commercial Trust	161	243
CapitaLand Ltd.	1,196	3,164
CapitaLand Mall Trust	266	496
City Developments Ltd.	288	2,283
ComfortDelGro Corp. Ltd.	1,185	2,003
DBS Group Holdings Ltd.	549	10,488
Genting Singapore Ltd.	2,240	1,547
Jardine Cycle & Carriage Ltd.	610	14,666
Keppel Corp. Ltd.	736	3,710
Oversea-Chinese Banking Corp. Ltd.	2,044	16,461
SATS Ltd.	272	1,009
Sembcorp Industries Ltd.	3,633	6,113
Singapore Airlines Ltd.	1,388	9,597
Singapore Exchange Ltd.	93	611
Singapore Press Holdings Ltd.	319	520

	Shares	Value
Singapore-(continued)
Singapore Technologies Engineering Ltd.	1,326	$3,888
Singapore Telecommunications Ltd.	3,975	9,639
Suntec REIT	159	217
United Overseas Bank Ltd.	455	8,970
UOL Group Ltd.	267	1,530
Venture Corp. Ltd.	176	2,047
Wilmar International Ltd.	11,642	32,079

		131,835

South Africa-0.23%
Anglo American PLC	990	25,385
Investec PLC	511	2,894

		28,279

Spain-3.00%
ACS Actividades de Construccion y Servicios S.A.	833	33,819
Aena SME S.A.(c)	20	3,670
Amadeus IT Group S.A.	56	4,145
Banco Bilbao Vizcaya Argentaria S.A.	6,970	36,726
Banco de Sabadell S.A.	6,822	7,488
Banco Santander S.A.(a)	16,204	64,972
Bankia S.A.	1,868	3,559
Bankinter S.A.	325	2,248
CaixaBank S.A.	4,373	12,514
Cellnex Telecom S.A.(a)(b)(c)	28	1,208
Enagas S.A.	40	990
Endesa S.A.	620	16,878
Ferrovial S.A.	124	3,660
Grifols S.A.	74	2,384
Iberdrola S.A.	2,920	29,997
Industria de Diseno Textil, S.A.(a)	749	23,356
Mapfre, S.A.(a)	6,038	16,841
Naturgy Energy Group S.A.	756	20,588
Red Electrica Corp. S.A.	79	1,591
Repsol S.A.	2,294	37,622
Siemens Gamesa Renewable Energy S.A.	572	7,865
Telefonica S.A.	5,988	45,929

		378,050

Sweden-1.57%
Alfa Laval AB	152	3,520
Assa Abloy AB, Class B	291	6,917
Atlas Copco AB, Class A	186	6,585
Atlas Copco AB, Class B	95	2,949
Boliden AB(b)	176	4,743
Electrolux AB, Series B	448	11,788
Epiroc AB, Class A	218	2,457
Epiroc AB, Class B	107	1,166
Essity AB, Class B	286	8,944
Hennes & Mauritz AB, Class B(a)	855	17,904
Hexagon AB, Class B	61	3,121
Husqvarna AB, Class B	308	2,361
ICA Gruppen AB	174	7,712
Industrivarden AB, Class C	6	130
Investor AB, Class B	59	3,028
Kinnevik AB, Class B(a)	5	137
L E Lundbergforetagen AB, Class B	31	1,169
Lundin Petroleum AB	60	1,986
Sandvik AB	562	9,937
Securitas AB, Class B	465	7,452

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco International Revenue ETF (REFA)–(continued)

October 31, 2019

	Shares	Value
Sweden-(continued)
Skandinaviska Enskilda Banken AB, Class A	619	$5,944
Skanska AB, Class B	720	15,358
SKF AB, Class B	394	7,138
Svenska Handelsbanken AB, Class A	501	5,027
Swedbank AB, Class A	327	4,584
Swedish Match AB	23	1,082
Tele2 AB, Class B	143	2,049
Telefonaktiebolaget LM Ericsson, Class B	1,884	16,497
Telia Co. AB	1,576	6,944
Volvo AB, Class B	1,894	28,388

		197,017

Switzerland-5.08%
ABB Ltd.	1,049	21,995
Adecco Group AG	377	22,343
Alcon, Inc.(b)	91	5,373
Baloise Holding AG	28	5,170
Barry Callebaut AG	3	6,324
Cie Financiere Richemont S.A.	155	12,189
Clariant AG(b)	270	5,530
Coca-Cola HBC AG(b)	168	5,109
Credit Suisse Group AG(b)	2,238	27,738
Dufry AG(b)	84	7,285
EMS-Chemie Holding AG	3	1,876
Geberit AG	5	2,537
Givaudan S.A.	2	5,872
Glencore PLC	53,432	160,856
Julius Baer Group Ltd.(b)	74	3,264
Kuehne + Nagel International AG	109	17,602
LafargeHolcim Ltd.(b)	437	22,533
Lonza Group AG(b)	12	4,317
Nestle S.A.	631	67,349
Novartis AG	457	39,871
Pargesa Holding S.A., BR	56	4,421
Partners Group Holding AG	1	780
Roche Holding AG	124	37,297
Schindler Holding AG	25	5,908
Schindler Holding AG, PC	15	3,667
SGS S.A.	2	5,205
Sika AG	30	5,153
Sonova Holding AG	10	2,290
STMicroelectronics N.V.	388	8,805
Straumann Holding AG(b)	1	892
Swatch Group AG (The)	55	2,946
Swatch Group AG (The), BR	13	3,597
Swiss Life Holding AG	21	10,496
Swiss Prime Site AG(b)	12	1,236
Swiss Re AG	270	28,265
Swisscom AG	18	9,194
Temenos AG(b)	4	571
UBS Group AG(b)	2,653	31,296
Vifor Pharma AG	9	1,414
Zurich Insurance Group AG	80	31,254

		639,820

United Arab Emirates-0.02%
NMC Health PLC	70	1,977

United Kingdom-12.10%
3i Group PLC	79	1,153
Admiral Group PLC	26	680

	Shares	Value
United Kingdom-(continued)
Ashtead Group PLC	156	$4,740
Associated British Foods PLC	488	14,057
AstraZeneca PLC	168	16,307
Auto Trader Group PLC(c)	46	335
Aviva PLC	5,288	28,411
BAE Systems PLC	2,246	16,746
Barclays PLC	15,289	33,197
Barratt Developments PLC	596	4,868
Berkeley Group Holdings PLC	57	3,246
BP PLC	34,017	215,380
British American Tobacco PLC	590	20,629
British Land Co. PLC (The)	111	891
BT Group PLC	10,456	27,696
Bunzl PLC	333	8,653
Burberry Group PLC	96	2,539
Centrica PLC	33,858	31,790
CNH Industrial N.V.	2,356	25,622
Coca-Cola European Partners PLC	171	9,150
Compass Group PLC	877	23,332
Croda International PLC	22	1,371
DCC PLC	181	16,948
Diageo PLC	266	10,892
Direct Line Insurance Group PLC	765	2,694
easyJet PLC	489	7,834
Experian PLC	109	3,425
Fiat Chrysler Automobiles N.V.	5,402	83,940
G4S PLC	3,163	8,464
GlaxoSmithKline PLC	1,384	31,674
GVC Holdings PLC	446	5,136
Halma PLC	51	1,236
Hargreaves Lansdown PLC	15	344
HSBC Holdings PLC	7,918	59,734
Imperial Brands PLC	551	12,067
Informa PLC	287	2,878
InterContinental Hotels Group PLC	52	3,136
Intertek Group PLC	44	3,047
ITV PLC	2,255	3,903
J Sainsbury PLC	12,005	31,613
John Wood Group PLC(a)	1,340	5,866
Johnson Matthey PLC	286	11,362
Kingfisher PLC	4,437	11,896
Land Securities Group PLC	69	839
Legal & General Group PLC	3,675	12,540
Lloyds Banking Group PLC	39,259	28,855
London Stock Exchange Group PLC	23	2,070
M&G PLC(b)	1,740	4,814
Marks & Spencer Group PLC	4,855	11,403
Meggitt PLC	250	2,020
Melrose Industries PLC	4,805	13,250
Merlin Entertainments PLC(c)	274	1,611
Micro Focus International PLC	91	1,248
Mondi PLC	322	6,656
National Grid PLC	1,292	15,068
Next PLC	59	5,025
Ocado Group PLC(b)	108	1,857
Pearson PLC	409	3,611
Persimmon PLC	143	4,213
Prudential PLC	1,740	30,362
Reckitt Benckiser Group PLC	152	11,730
RELX PLC	284	6,828

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco International Revenue ETF (REFA)–(continued)

October 31, 2019

	Shares	Value
United Kingdom-(continued)
Rentokil Initial PLC	407	$2,394
Rolls-Royce Holdings PLC(b)	1,557	14,285
Rolls-Royce Holdings PLC, Class C(b)(d)	71,622	93
Royal Bank of Scotland Group PLC (The)	6,626	18,237
Royal Dutch Shell PLC, Class A	5,083	146,873
Royal Dutch Shell PLC, Class B	4,332	124,332
RSA Insurance Group PLC	919	6,210
Sage Group PLC (The)	201	1,872
Schroders PLC	56	2,243
Segro PLC	52	568
Severn Trent PLC	73	2,130
Smith & Nephew plc	144	3,079
Smiths Group PLC	172	3,591
Spirax-Sarco Engineering PLC	11	1,128
SSE PLC	488	8,105
St James’s Place PLC	1	13
Standard Chartered PLC	2,176	19,738
Standard Life Aberdeen PLC	564	2,215
Taylor Wimpey PLC	1,838	3,936
Tesco PLC	22,175	67,489
Unilever N.V	461	27,233
Unilever PLC	289	17,287
United Utilities Group PLC	183	2,061
Vodafone Group PLC	18,380	37,436
Weir Group PLC (The)	130	2,265
Whitbread PLC	27	1,419
Wm Morrison Supermarkets PLC(a)	7,424	19,103
WPP PLC	1,231	15,343

		1,523,560

United States-0.18%
Carnival PLC	66	2,641
CyberArk Software Ltd.(b)	2	203
Ferguson PLC	204	17,385

	Shares	Value
United States-(continued)
James Hardie Industries PLC, CDI	112	$1,920
QIAGEN N.V.(b)	30	901

		23,050

Total Common Stocks & Other Equity Interests (Cost $12,536,903)		12,548,129

Money Market Funds-0.01%
Invesco Premier U.S. Government Money
Portfolio, Institutional Class, 1.67%(e) (Cost $1,178)	1,178	1,178

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.67% (Cost $12,538,081)		12,549,307

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.83%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(e)(f)	267,062	267,062
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(e)(f)	88,985	89,021

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $356,078)		356,083

TOTAL INVESTMENTS IN SECURITIES-102.50% (Cost $12,894,159)		12,905,390
OTHER ASSETS LESS LIABILITIES-(2.50)%		(315,016)

NET ASSETS-100.00%		$12,590,374

Investment Abbreviations:

ADR-American Depositary Receipt

BR-Bearer Shares

CDI-CREST Depository Interest

CVA-Dutch Certificates

FDR-Fiduciary Depositary Receipt

PC-Participation Certificate

REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

SDR-Swedish Depository Receipt

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2019.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $86,562, which represented less than 1% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco International Ultra Dividend Revenue ETF (RIDV)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Australia-9.17%
AGL Energy Ltd.	400	$5,451
APA Group	138	1,108
Aurizon Holdings Ltd.	281	1,142
AusNet Services	673	858
Australia & New Zealand Banking Group Ltd.	790	14,554
Bendigo & Adelaide Bank Ltd.	153	1,123
BHP Group Ltd.	903	22,365
BHP Group PLC	934	19,758
Boral Ltd.	771	2,672
Caltex Australia Ltd.	522	9,807
Commonwealth Bank of Australia	294	15,933
Crown Resorts Ltd.	148	1,270
Fortescue Metals Group Ltd.	998	6,126
GPT Group (The)	82	336
Harvey Norman Holdings Ltd.	457	1,288
Macquarie Group Ltd.	76	7,012
Metcash Ltd.	2,516	4,888
National Australia Bank Ltd.	733	14,448
Platinum Asset Management Ltd.	45	128
Rio Tinto Ltd.	377	23,605
Rio Tinto plc	398	20,673
Scentre Group	416	1,098
Shopping Centres Australasia Property Group	61	113
Star Entertainment Group Ltd. (The)	301	975
Stockland	337	1,135
Suncorp Group Ltd.	626	5,801
Tabcorp Holdings Ltd.	666	2,202
Vicinity Centres	284	522
Wesfarmers Ltd.	400	10,957
Westpac Banking Corp.	774	15,043
Whitehaven Coal Ltd.	436	994
Woodside Petroleum Ltd.	123	2,729

		216,114

Belgium-0.92%
Ageas	153	8,815
KBC Group N.V.	132	9,260
Proximus SADP	121	3,716

		21,791

Canada-5.40%
Bank of Nova Scotia (The)	339	19,483
BCE, Inc.	216	10,268
Canadian Imperial Bank of Commerce	155	13,245
Canadian Utilities Ltd., Class A	64	1,870
Great-West Lifeco, Inc.	874	21,299
IGM Financial, Inc.	49	1,386
Pembina Pipeline Corp.	86	3,034
Power Corp. of Canada	965	22,379
Power Financial Corp.	935	21,910
RioCan REIT	27	543
TC Energy Corp.	117	5,910
TELUS Corp.	171	6,095

		127,422

China-1.80%
BOC Hong Kong Holdings Ltd.	2,355	8,113

	Shares	Value
China-(continued)
China Travel International Investment Hong Kong Ltd.	2,155	$341
Guotai Junan International Holdings Ltd.	1,539	259
Lenovo Group Ltd.	44,901	31,394
Shui On Land Ltd.	5,279	1,064
Xinyi Glass Holdings Ltd.	1,092	1,230

		42,401

Denmark-0.59%
Danske Bank A/S	824	11,762
Pandora A/S	44	2,165

		13,927

Finland-1.21%
Fortum Oyj	155	3,785
Nokian Renkaat Oyj	36	1,028
Nordea Bank Abp	1,163	8,507
Orion Oyj, Class B	19	843
Sampo Oyj, Class A	151	6,189
UPM-Kymmene Oyj	249	8,095

		28,447

France-14.89%
Amundi S.A.(a)	48	3,427
BNP Paribas S.A.	871	45,487
Bouygues S.A.	607	25,734
CNP Assurances	1,268	25,152
Covivio	7	793
Credit Agricole S.A.	5,087	66,316
Eutelsat Communications S.A.(b)	50	948
Imerys S.A.	70	2,704
Klepierre S.A.	26	969
Orange S.A.(b)	1,729	27,854
SCOR S.E.	257	10,832
Societe BIC S.A.	19	1,319
Suez	715	11,148
TOTAL S.A.	2,044	107,486
Unibail-Rodamco-Westfield	15	2,320
Veolia Environnement S.A.	702	18,460

		350,949

Germany-14.99%
Allianz S.E.	309	75,497
BASF S.E.	595	45,292
Bayerische Motoren Werke AG	922	70,677
Covestro AG(a)	186	8,933
Deutsche Lufthansa AG	1,491	25,858
Deutsche Telekom AG	2,961	52,089
Hugo Boss AG	31	1,305
METRO AG	985	16,044
Muenchener Rueckversicherungs-Gesellschaft AG	156	43,336
TUI AG	1,094	14,298

		353,329

Hong Kong-1.85%
Bank of East Asia Ltd. (The)	893	2,153
Champion REIT	346	230
Chow Tai Fook Jewellery Group Ltd.	5,737	5,168
CK Infrastructure Holdings Ltd.	74	533
Haitong International Securities Group Ltd.	2,000	582

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco International Ultra Dividend Revenue ETF (RIDV)–(continued)

October 31, 2019

	Shares	Value
Hong Kong-(continued)
Hang Lung Properties Ltd.	274	$603
Kerry Properties Ltd.	464	1,504
Li & Fung Ltd.	61,534	6,752
Lifestyle International Holdings Ltd.	284	299
Mapletree North Asia Commercial Trust(a)	200	188
New World Development Co. Ltd.	4,800	6,884
NWS Holdings Ltd.	1,324	1,973
PCCW Ltd.	5,000	2,973
Power Assets Holdings Ltd.	16	114
Sa Sa International Holdings Ltd.	2,871	689
Shun Tak Holdings Ltd.	3,353	1,377
Sino Land Co. Ltd.	585	876
VTech Holdings Ltd.	157	1,378
Wharf Holdings Ltd. (The)	702	1,596
Wharf Real Estate Investment Co. Ltd.	227	1,338
Yue Yuen Industrial Holdings Ltd.	2,237	6,308

		43,518

Ireland-0.10%
AIB Group PLC	763	2,445

Israel-0.60%
Delek Group Ltd.	10	1,249
First International Bank of Israel Ltd.	28	769
Harel Insurance Investments & Financial Services Ltd.	368	2,940
Migdal Insurance & Financial Holdings Ltd.	3,682	3,821
Paz Oil Co. Ltd.	17	2,605
Phoenix Holdings Ltd. (The)	438	2,669

		14,053

Italy-6.33%
Assicurazioni Generali S.p.A.	2,563	51,970
Atlantia S.p.A.	269	6,644
Enel S.p.A.	6,605	51,140
Mediobanca Banca di Credito Finanziario S.p.A.	181	2,151
Poste Italiane S.p.A.(a)	1,838	22,310
Terna Rete Elettrica Nazionale S.p.A.	228	1,507
Unione di Banche Italiane S.p.A.	1,061	3,228
UnipolSai Assicurazioni S.p.A.(b)	3,727	10,399

		149,349

Luxembourg-0.06%
SES S.A., FDR	78	1,512

Netherlands-3.89%
ABN AMRO Group N.V., CVA(a)	514	9,571
Aegon N.V.	5,441	23,528
ING Groep N.V.	2,261	25,548
NN Group N.V.	403	15,363
Randstad N.V.	321	17,777

		91,787

New Zealand-0.21%
Air New Zealand Ltd.	1,156	2,094
Contact Energy Ltd.	168	795
Kiwi Property Group Ltd.	72	73
Mercury NZ Ltd.	221	704
Spark New Zealand Ltd.	457	1,313

		4,979

Norway-2.51%
Aker BP ASA(b)	71	1,963

	Shares	Value
Norway-(continued)
DNB ASA	306	$5,569
Equinor ASA	2,302	42,649
Gjensidige Forsikring ASA	98	1,835
Salmar ASA	16	747
Telenor ASA	341	6,394

		59,157

Poland-0.06%
Bank Polska Kasa Opieki S.A.	54	1,526

Portugal-0.43%
EDP - Energias de Portugal S.A., Class R	2,468	10,160

Singapore-0.58%
Ascendas REIT	200	466
CapitaLand Commercial Trust	100	151
CapitaLand Mall Trust	200	373
ComfortDelGro Corp. Ltd.	914	1,545
Frasers Property Ltd.	1,316	1,779
Keppel REIT	100	89
Mapletree Commercial Trust	112	192
Mapletree Commercial Trust, Rts., expiring 11/07/2019(c)	7	0
Mapletree Industrial Trust	100	187
Mapletree Logistics Trust	200	247
SIA Engineering Co. Ltd.	241	473
Singapore Press Holdings Ltd.	300	489
Singapore Telecommunications Ltd.	3,137	7,606
Suntec REIT	100	137

		13,734

South Africa-0.70%
Anglo American PLC	646	16,565

South Korea-2.23%
Hyundai Marine & Fire Insurance Co. Ltd.	374	8,117
KEPCO Plant Service & Engineering Co., Ltd.	22	616
Samsung Card Co. Ltd.	49	1,413
Samsung Fire & Marine Insurance Co., Ltd.	55	10,235
SK Innovation Co. Ltd.	190	26,129
Woori Financial Group, Inc.	593	5,989

		52,499

Spain-5.60%
Banco Bilbao Vizcaya Argentaria S.A.	5,533	29,155
Banco Santander S.A.(b)	12,832	51,452
Bankinter S.A.	302	2,089
Mapfre, S.A.	5,348	14,916
Telefonica S.A.	4,404	33,779
Zardoya Otis S.A.	73	553

		131,944

Sweden-1.01%
Hennes & Mauritz AB, Class B(b)	672	14,072
Skandinaviska Enskilda Banken AB, Class A	488	4,687
Telia Co. AB	1,133	4,992

		23,751

Switzerland-3.26%
Adecco Group AG	294	17,424
Swisscom AG	13	6,640
UBS Group AG(c)	1,952	23,026
Zurich Insurance Group AG	76	29,692

		76,782

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco International Ultra Dividend Revenue ETF (RIDV)–(continued)

October 31, 2019

	Shares	Value
United Kingdom-21.58%
Aviva PLC	6,685	$35,916
Babcock International Group PLC	461	3,305
Barratt Developments PLC	410	3,349
Bellway PLC	56	2,290
BP PLC	16,421	103,970
British American Tobacco PLC	449	15,699
Direct Line Insurance Group PLC	312	1,099
easyJet PLC	338	5,415
GlaxoSmithKline PLC	960	21,970
HSBC Holdings PLC	5,837	44,034
International Consolidated Airlines Group S.A.	1,536	10,558
International Consolidated Airlines Group S.A., ADR	655	8,987
ITV PLC	1,380	2,388
J Sainsbury PLC	7,650	20,145
Kingfisher PLC	3,108	8,333
Legal & General Group PLC	11,121	37,948
Lloyds Banking Group PLC	37,872	27,836
National Grid PLC	900	10,496
Pennon Group PLC	110	1,278
Phoenix Group Holdings PLC	2,100	19,136
Royal Dutch Shell PLC, Class A	3,609	104,282
Severn Trent PLC	44	1,284
SSE PLC	329	5,464
Standard Life Aberdeen PLC	467	1,834
United Utilities Group PLC	116	1,306
WPP PLC	838	10,445

		508,767

Total Common Stocks & Other Equity Interests (Cost $2,448,507)		2,356,908

	Shares	Value
Money Market Funds-0.14%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(d) (Cost $3,229)	3,229	$3,229

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.11% (Cost $2,451,736)		2,360,137

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.95%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)(e)	69,061	69,061
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)(e)	24,128	24,137

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $93,198)		93,198

TOTAL INVESTMENTS IN SECURITIES-104.06% (Cost $2,544,934)		2,453,335
OTHER ASSETS LESS LIABILITIES-(4.06)%		(95,826)

NET ASSETS-100.00%		$2,357,509

Investment Abbreviations:

ADR-American Depositary Receipt

CVA-Dutch Certificates

FDR-Fiduciary Depositary Receipt

REIT-Real Estate Investment Trust

Rts.-Rights

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $44,429, which represented 1.88% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at October 31, 2019.
(c)	Non-income producing security.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Statements of Assets and Liabilities

October 31, 2019

	Invesco Emerging Markets Revenue ETF (REEM)	Invesco Emerging Markets Ultra Dividend Revenue ETF (REDV)	Invesco International Revenue ETF (REFA)	Invesco International Ultra Dividend Revenue ETF (RIDV)
Assets:
Unaffiliated investments in securities, at value(a)	$14,641,828	$3,386,347	$12,548,129	$2,356,908
Affiliated investments in securities, at value	106,861	9,536	357,261	96,427
Foreign currencies, at value	2,199	202	-	15
Receivable for:
Dividends	12,570	6,705	56,930	3,148
Securities lending	93	-	600	9
Foreign tax reclaims	685	327	468	1,899

Total assets	14,764,236	3,403,117	12,963,388	2,458,406

Liabilities:
Due to custodian	13,376	-	-	-
Due to foreign custodian	-	-	5,586	-
Payable for:
Collateral upon return of securities loaned	106,860	-	356,078	93,198
Accrued unitary management fees	5,569	1,302	4,355	825
Accrued expenses	7,028	6,889	6,995	6,874
Accrued tax expenses	1,835	-	-	-

Total liabilities	134,668	8,191	373,014	100,897

Net Assets	$14,629,568	$3,394,926	$12,590,374	$2,357,509

Net assets consist of:
Shares of beneficial interest	$15,771,258	$3,714,922	$13,193,691	$2,516,075
Distributable earnings (loss)	(1,141,690)	(319,996)	(603,317)	(158,566)

Net Assets	$14,629,568	$3,394,926	$12,590,374	$2,357,509

Shares outstanding (unlimited amount authorized, $0.01 par value)	600,000	150,000	500,000	100,000
Net asset value	$24.38	$22.63	$25.18	$23.58

Market price	$24.24	$22.67	$25.13	$23.57

Unaffiliated investments in securities, at cost	$15,155,986	$3,556,782	$12,536,903	$2,448,507

Affiliated investments in securities, at cost	$106,860	$9,536	$357,256	$96,427

Foreign currencies (due to foreign custodian), at cost	$2,187	$191	$(5,548)	$15

(a) Includes securities on loan with an aggregate value of:	$95,724	$-	$334,147	$87,223

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

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43

Statements of Operations

For the period July 1, 2019 through October 31, 2019 and year ended June 30, 2019

	Invesco Emerging Markets Revenue ETF (REEM)			Invesco Emerging Markets Ultra Dividend Revenue ETF (REDV)
	Four Months Ended October 31, 2019		Year Ended June 30, 2019	Four Months Ended October 31, 2019	Period Ended June 30, 2019(a)
Investment income:
Unaffiliated dividend income	$216,773		$474,804	$74,817	$152,220
Affiliated dividend income	132		87	30	5
Non-cash dividend income	2,413		17,464	-	-
Securities lending income	297		1,056	-	54
Foreign withholding tax	(25,253)		(54,753)	(7,504)	(12,692)

Total investment income	194,362		438,658	67,343	139,587

Expenses:
Unitary management fees	22,230		59,994	5,298	11,112
Proxy fees	7,028		-	6,889	-

Total expenses	29,258		59,994	12,187	11,112

Less: Waivers	(12)		(8)	(3)	(1)

Net expenses	29,246		59,986	12,184	11,111

Net investment income	165,116		378,672	55,159	128,476

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(82,003)		(479,264)	(81,939)	(81,187	)(b)
In-kind redemptions	-		177,846	-	-
Foreign currencies	(2,137)		(18,220)	(1,929)	(3,829)

Net realized gain (loss)	(84,140)		(319,638)	(83,868)	(85,016)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(454,144	)(c)	351,703 (c)	(134,528)	(35,907)
Affiliated investment securities	-		1	-	-
Foreign currencies	(711)		1,082	(26)	(26)

Change in unrealized appreciation (depreciation)	(454,855)		352,786	(134,554)	(35,933)

Net realized and unrealized gain (loss)	(538,995)		33,148	(218,422)	(120,949)

Net increase (decrease) in net assets resulting from operations	$(373,879)		$411,820	$(163,263)	$7,527

(a)	For the period August 7, 2018 (commencement of investment operations) to June 30, 2019.
(b)	Net of foreign taxes of $65.
(c)	Net of change in deferred foreign taxes of $1,835 and $1,626, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco International Revenue ETF (REFA)		Invesco International Ultra Dividend Revenue ETF (RIDV)
Four Months Ended October 31, 2019	Year Ended June 30, 2019	Four Months Ended October 31, 2019	Period Ended June 30, 2019(a)
$115,715	$469,509	$29,327	$114,838
142	78	21	11
837	25,855	181	432
2,802	2,138	116	379
(9,481)	(42,748)	(3,040)	(13,582)

110,015	454,832	26,605	102,078

17,067	52,571	3,222	8,797
6,995	-	6,874	-

24,062	52,571	10,096	8,797

(13)	(9)	(2)	(1)

24,049	52,562	10,094	8,796

85,966	402,270	16,511	93,282

(16,696)	(566,909)	13,292	(90,384)
-	350,074	-	-
(346)	(7,034)	(265)	(1,503)

(17,042)	(223,869)	13,027	(91,887)

247,337	(612,556)	(25,964)	(65,635)
2	3	-	-
182	86	130	(96)

247,521	(612,467)	(25,834)	(65,731)

230,479	(836,336)	(12,807)	(157,618)

$316,445	$(434,066)	$3,704	$(64,336)

45

Statements of Changes in Net Assets

For the period July 1, 2019 through October 31, 2019, the year ended June 30, 2019 and the period ended June 30, 2018

	Invesco Emerging Markets Revenue ETF (REEM)			Invesco Emerging Markets Ultra Dividend Revenue ETF (REDV)
	Four Months Ended October 31, 2019	Year Ended June 30, 2019	Period Ended June 30, 2018(a)	Four Months Ended October 31, 2019	Period Ended June 30, 2019(b)
Operations:
Net investment income	$165,116	$378,672	$308,088	$55,159	$128,476
Net realized gain (loss)	(84,140)	(319,638)	300,786	(83,868)	(85,016)
Change in net unrealized appreciation (depreciation)	(454,855)	352,786	(413,901)	(134,554)	(35,933)

Net increase (decrease) in net assets resulting from operations	(373,879)	411,820	194,973	(163,263)	7,527

Distributions to Shareholders from:
Distributable earnings	(179,370)	(495,307)	(218,650)	(47,994)	(116,266)

Shareholder Transactions:
Proceeds from shares sold	-	7,689,891	20,892,428	-	3,714,922
Value of shares repurchased	-	(5,087,260)	(8,205,078)	-	-

Net increase in net assets resulting from share transactions	-	2,602,631	12,687,350	-	3,714,922

Net increase (decrease) in net assets	(553,249)	2,519,144	12,663,673	(211,257)	3,606,183

Net assets:
Beginning of period	15,182,817	12,663,673	-	3,606,183	-

End of period	$14,629,568	$15,182,817	$12,663,673	$3,394,926	$3,606,183

Changes in Shares Outstanding:
Shares sold	-	300,000	800,000	-	150,000
Shares repurchased	-	(200,000)	(300,000)	-	-
Shares outstanding, beginning of period	600,000	500,000	-	150,000	-

Shares outstanding, end of period	600,000	600,000	500,000	150,000	150,000

(a)	For the period July 11, 2017 (commencement of investment operations) to June 30, 2018.
(b)	For the period August 7, 2018 (commencement of investment operations) to June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco International Revenue ETF (REFA)			Invesco International Ultra Dividend Revenue ETF (RIDV)
Four Months Ended October 31, 2019	Year Ended June 30, 2019	Period Ended June 30, 2018(a)	Four Months Ended October 31, 2019	Period Ended June 30, 2019(b)

$85,966	$402,270	$387,759	$16,511	$93,282
(17,042)	(223,869)	188,104	13,027	(91,887)
247,521	(612,467)	376,289	(25,834)	(65,731)

316,445	(434,066)	952,152	3,704	(64,336)

(83,720)	(362,641)	(358,426)	(14,972)	(82,962)

-	5,151,267	20,634,014	-	2,516,075
-	(5,119,876)	(8,104,775)	-	-

-	31,391	12,529,239	-	2,516,075

232,725	(765,316)	13,122,965	(11,268)	2,368,777

12,357,649	13,122,965	-	2,368,777	-

$12,590,374	$12,357,649	$13,122,965	$2,357,509	$2,368,777

-	200,000	800,000	-	100,000
-	(200,000)	(300,000)	-	-
500,000	500,000	-	100,000	-

500,000	500,000	500,000	100,000	100,000

47

Financial Highlights

Invesco Emerging Markets Revenue ETF (REEM)

	Four Months Ended October 31, 2019		Year Ended June 30, 2019	For the Period July 11, 2017(a) Through June 30, 2018
Per Share Operating Performance:
Net asset value at beginning of period	$25.30		$25.33	$25.00
Net investment income(b)	0.28		0.72	0.62
Net realized and unrealized gain (loss) on investments	(0.90)		0.20	0.15
Total from investment operations	(0.62)		0.92	0.77
Distributions to shareholders from:
Net investment income	(0.30)		(0.90)	(0.36)
Net realized gains	-		(0.05)	(0.08)
Total distributions	(0.30)		(0.95)	(0.44)
Net asset value at end of period	$24.38		$25.30	$25.33
Market price at end of period(c)	$24.24		$25.35
Net Asset Value Total Return(d)	(2.42)%		3.77%	2.95%
Market Price Total Return(d)	(3.18)%		3.57%	3.31%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$14,630		$15,183	$12,664
Ratio to average net assets of:
Expenses, after Waivers	0.51	%(e)	0.46%	0.46	%(f)
Expenses, prior to Waivers	0.51	%(e)	0.46%	0.61	%(f)
Net investment income	3.51	%(e)	2.90%	2.32	%(f)
Portfolio turnover rate(g)	6%		67%	85%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.05%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Emerging Markets Ultra Dividend Revenue ETF (REDV)

	Four Months Ended October 31, 2019		For the Period August 07, 2018(a) Through June 30, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$24.04		$25.00
Net investment income(b)	0.37		1.12
Net realized and unrealized gain (loss) on investments	(1.46)		(1.14)
Total from investment operations	(1.09)		(0.02)
Distributions to shareholders from:
Net investment income	(0.32)		(0.94)
Net asset value at end of period	$22.63		$24.04
Market price at end of period(c)	$22.67		$24.16
Net Asset Value Total Return(d)	(4.52)%		0.08%
Market Price Total Return(d)	(4.84)%		0.54%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$3,395		$3,606
Ratio to average net assets of:
Expenses, after Waivers	0.66	%(e)	0.46	%(f)
Expenses, prior to Waivers	0.66	%(e)	0.46	%(f)
Net investment income	5.18	%(e)	5.32	%(f)
Portfolio turnover rate(g)	28%		88%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.20%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco International Revenue ETF (REFA)

	Four Months Ended October 31, 2019		Year Ended June 30, 2019	For the Period July 11, 2017(a) Through June 30, 2018
Per Share Operating Performance:
Net asset value at beginning of period	$24.72		$26.25	$25.00
Net investment income(b)	0.17		0.80	0.78
Net realized and unrealized gain (loss) on investments	0.46		(1.60)	1.19
Total from investment operations	0.63		(0.80)	1.97
Distributions to shareholders from:
Net investment income	(0.17)		(0.73)	(0.72)
Net asset value at end of period	$25.18		$24.72	$26.25
Market price at end of period(c)	$25.13		$24.77
Net Asset Value Total Return(d)	2.56%		(3.03)%	7.83	%(e)
Market Price Total Return(d)	2.15%		(2.80)%	7.79	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$12,590		$12,358	$13,123
Ratio to average net assets of:
Expenses, after Waivers	0.48	%(f)	0.42%	0.42	%(g)
Expenses, prior to Waivers	0.48	%(f)	0.42%	0.57	%(g)
Net investment income	2.23	%(f)	3.21%	2.94	%(g)
Portfolio turnover rate(h)	4%		21%	29%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

Total Return at Net Asset Value and Total Return at Market Value include payments by affiliate, without which Total Return at Net Asset Value and Total Return at Market Value would have been lower. Such payments positively impacted Total Return at Net Asset Value by 0.20% and Total Return at Market Value by 0.18%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.06%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco International Ultra Dividend Revenue ETF (RIDV)

	Four Months Ended October 31, 2019		For the Period August 07, 2018(a) Through June 30, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$23.69		$25.00
Net investment income(b)	0.17		0.93
Net realized and unrealized gain (loss) on investments	(0.13)		(1.41)
Total from investment operations	0.04		(0.48)
Distributions to shareholders from:
Net investment income	(0.15)		(0.83)
Net asset value at end of period	$23.58		$23.69
Market price at end of period(c)	$23.57		$23.66
Net Asset Value Total Return(d)	0.19%		(1.82)%
Market Price Total Return(d)	0.27%		(1.96)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,358		$2,369
Ratio to average net assets of:
Expenses, after Waivers	0.72	%(e)	0.42	%(f)
Expenses, prior to Waivers	0.72	%(e)	0.42	%(f)
Net investment income	2.75	%(e)	4.45	%(f)
Portfolio turnover rate(g)	13%		81%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.30%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2019

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Predecessor Fund (as defined below)	Short Name
Invesco Emerging Markets Revenue ETF (REEM)	Oppenheimer Emerging Markets Revenue ETF	“Emerging Markets Revenue ETF”
Invesco Emerging Markets Ultra Dividend Revenue ETF (REDV)	Oppenheimer Emerging Markets Ultra Dividend Revenue ETF	“Emerging Markets Ultra Dividend Revenue ETF”
Invesco International Revenue ETF (REFA)	Oppenheimer International Revenue ETF	“International Revenue ETF”
Invesco International Ultra Dividend Revenue ETF (RIDV)	Oppenheimer International Ultra Dividend Revenue ETF	“International Ultra Dividend Revenue ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Emerging Markets Revenue ETF and International Revenue ETF, which are listed and traded on Cboe BZX Exchange, Inc.

Each Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of a corresponding fund of the Oppenheimer ETF Trust (a “Predecessor Fund”) after the close of business on May 24, 2019 (each, a “Reorganization”). Each Fund adopted the performance and financial information of its corresponding Predecessor Fund.

Information presented prior to the close of business on May 24, 2019 is that of the Predecessor Fund. Effective October 31, 2019, each Fund’s fiscal year-end changed from June 30 to October 31.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Emerging Markets Revenue ETF	Invesco Revenue Weighted Emerging Markets Index
Emerging Markets Ultra Dividend Revenue ETF	FTSE Custom Emerging Ultra Dividend Revenue Index
International Revenue ETF	Invesco Revenue Weighted International Index
International Ultra Dividend Revenue ETF	FTSE Custom Developed ex US Ultra Dividend Revenue Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

52

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each

53

Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non-U.S. securities, which may have lower trading volumes.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Foreign Investment Risk. For certain Funds, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be exacerbated in emerging market countries. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the

54

industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Sampling Risk. A Fund’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities that a Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies, which involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

55

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending. Each Fund may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the

56

securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. A Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Certain Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

L.

Distributions from Distributable Earnings - In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.

For the period ended June 30, 2018, distributions from distributable earnings for International Revenue ETF consisted of distributions from net investment income. For the period ended June 30, 2018, distributions from distributable earnings for Emerging Markets Revenue ETF consisted of distributions from net investment income of $179,845 and distributions from net realized gains of $38,805.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets as follows:

Unitary Management Fees (as a % of Net Assets)
Emerging Markets Revenue ETF	0.46%
Emerging Markets Ultra Dividend Revenue ETF	0.46%
International Revenue ETF	0.42%
International Ultra Dividend Revenue ETF	0.42%

Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Prior to the Reorganization, the Predecessor Funds were managed by OFI Advisors, LLC (“OFI”) and each Predecessor Fund paid OFI an investment advisory fee calculated at the same annualized rate as disclosed above for each respective Fund.

Effective as of the Reorganization, the Adviser has agreed to waive a portion of each Fund’s unitary management fee to the extent necessary to prevent the operating expenses of each Fund (excluding distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses) from exceeding the Fund’s unitary management fee through at least May 24, 2021.

Further, effective as of the Reorganization, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are

57

attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the period July 1, 2019 to October 31, 2019 and the year ended June 30, 2019, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Fund	Period July 1, 2019 to October 31, 2019	Year Ended June 30, 2019
Emerging Markets Revenue ETF	$12	$8
Emerging Markets Ultra Dividend Revenue ETF	3	1	*
International Revenue ETF	13	9
International Ultra Dividend Revenue ETF	2	1	*

* For the period August 7, 2018 (commencement of investment operations) to June 30, 2019.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser. Prior to the Reorganization, the Board of Trustees for each Predecessor Fund adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act. Prior to the Reorganization, the Predecessor Funds did not pay any distribution fees to OppenheimerFunds Distributor, Inc.

The Trust has entered into service agreements whereby The Bank of New York Mellon (“BNYM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund. Prior to the Reorganization, BNYM served as administrator, custodian, fund accountant and transfer agent for each Predecessor Fund.

The Adviser has entered into a licensing agreement on behalf of each Fund with the index provider of each Fund’s respective Underlying Index (each, a “Licensor”).

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. Prior to the Reorganization, each Underlying Index name trademark had been licensed to OFI for use by the corresponding Predecessor Fund. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation,

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the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Emerging Markets Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$14,638,634	$3,160	$4	$14,641,798
Non-U.S. Dollar Denominated Bonds & Notes	-	30	-	30
Money Market Funds	106,861	-	-	106,861

Total Investments	$14,745,495	$3,190	$4	$14,748,689

International Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$12,548,036	$-	$93	$12,548,129
Money Market Funds	357,261	-	-	357,261

Total Investments	$12,905,297	$-	$93	$12,905,390

International Ultra Dividend Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,356,908	$0	$-	$2,356,908
Money Market Funds	96,427	-	-	96,427

Total Investments	$2,453,335	$0	$-	$2,453,335

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period July 1, 2019 to October 31, 2019, the Fiscal Year or Period Ended June 30, 2019 and the Period Ended June 30, 2018:

	October 31, 2019	June 30, 2019	June 30, 2018
	Ordinary Income	Ordinary Income	Ordinary Income
Emerging Markets Revenue ETF	$179,370	$495,307	$218,650
Emerging Markets Ultra Dividend Revenue ETF	47,994	116,266	-
International Revenue ETF	83,720	362,641	358,426
International Ultra Dividend Revenue ETF	14,972	82,962	-

Tax Components of Net Assets at Fiscal Period-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Emerging Markets Revenue ETF	$40,952	$(653,662)	$(1,812)	$(527,168)	$15,771,258	$14,629,568
Emerging Markets Ultra Dividend Revenue ETF	21,396	(189,427)	(53)	(151,912)	3,714,922	3,394,926
International Revenue ETF	81,161	(100,418)	114	(584,174)	13,193,691	12,590,374
International Ultra Dividend Revenue ETF	11,831	(93,019)	34	(77,412)	2,516,075	2,357,509

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2019:

	No expiration
	Short-Term	Long-Term	Total*
Emerging Markets Revenue ETF	$168,552	$358,616	$527,168
Emerging Markets Ultra Dividend Revenue ETF	130,675	21,237	151,912

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	No expiration
	Short-Term	Long-Term	Total*
International Revenue ETF	$127,665	$456,509	$584,174
International Ultra Dividend Revenue ETF	77,412	-	77,412

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the period July 1, 2019 to October 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Emerging Markets Revenue ETF	$1,000,880	$938,942
Emerging Markets Ultra Dividend Revenue ETF	990,938	976,833
International Revenue ETF	517,033	528,247
International Ultra Dividend Revenue ETF	303,993	298,688

At October 31, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Emerging Markets Revenue ETF	$1,157,022	$(1,810,684)	$(653,662)	$15,402,351
Emerging Markets Ultra Dividend Revenue ETF	134,924	(324,351)	(189,427)	3,585,310
International Revenue ETF	991,327	(1,091,745)	(100,418)	13,005,808
International Ultra Dividend Revenue ETF	108,254	(201,273)	(93,019)	2,546,354

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of foreign currency transactions and passive foreign investment companies, amounts were reclassified between undistributed net investment income, undistributed net realized gain and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year or period ended October 31, 2019, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain	Shares of Beneficial Interest
Emerging Markets Revenue ETF	$(2,124)	$2,124	$-
Emerging Markets Ultra Dividend Revenue ETF	(1,627)	1,627	-
International Revenue ETF	(347)	347	-
International Ultra Dividend Revenue ETF	(127)	127	-

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares, except Emerging Markets Revenue ETF and International Revenue ETF, which issue and redeem shares in Creation Units of 100,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the

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transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 10–Subsequent Event

At a meeting held on December 12, 2019, the Board of Trustees of the Trust approved the termination and winding down of Invesco Emerging Markets Revenue ETF, Invesco Emerging Markets Ultra Dividend Revenue ETF, Invesco International Revenue ETF and Invesco International Ultra Dividend Revenue ETF, with the liquidation payment to shareholders expected to take place on or about February 26, 2020. Investors, who have elected not to sell their shares before market close on February 13, 2020 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about February 26, 2020.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of each of the four Funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund
Invesco Emerging Markets Revenue ETF (1)	Oppenheimer Emerging Markets Revenue ETF
Invesco Emerging Markets Ultra Dividend Revenue ETF (2)	Oppenheimer Emerging Markets Ultra Dividend Revenue ETF
Invesco International Revenue ETF (1)	Oppenheimer International Revenue ETF
Invesco International Ultra Dividend Revenue ETF (2)	Oppenheimer International Ultra Dividend Revenue ETF

(1) Statements of operations, statements of changes in net assets and the financial highlights for the period July 1, 2019 through October 31, 2019 and for the year ended June 30, 2019

(2) Statements of operations, statements of changes in net assets and the financial highlights for the period July 1, 2019 through October 31, 2019 and for the period August 7, 2018 (commencement of investment operations) through June 30, 2019

The financial statements of the Invesco Emerging Markets Revenue ETF (Predecessor Fund: Oppenheimer Emerging Markets Revenue ETF) and the Invesco International Revenue ETF (Predecessor Fund: Oppenheimer International Revenue ETF) as of June 30, 2018 and for the period July 11, 2017 (commencement of investment operations) through June 30, 2018 and the financial highlights for the period ended on June 30, 2018 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated August 28, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

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Report of Independent Registered Public Accounting Firm–(continued)

Subsequent Event

As discussed in Note 10 to the financial statements, on December 12, 2019, the Board of Trustees approved a plan of liquidation for the Invesco Emerging Markets Revenue ETF, Invesco Emerging Markets Ultra Divided Revenue ETF, Invesco International Revenue ETF and Invesco International Ultra Dividend Revenue ETF.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

63

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Emerging Markets Revenue ETF (REEM)
Actual	$1,000.00	$966.40	0.51%	$2.53
Hypothetical (5% return before expenses)	1,000.00	1,022.63	0.51	2.60
Invesco Emerging Markets Ultra Dividend Revenue ETF (REDV)
Actual	1,000.00	956.30	0.66	3.25
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.66	3.36
Invesco International Revenue ETF (REFA)
Actual	1,000.00	1,012.00	0.48	2.43
Hypothetical (5% return before expenses)	1,000.00	1,022.79	0.48	2.45
Invesco International Ultra Dividend Revenue ETF (RIDV)
Actual	1,000.00	1,001.70	0.72	3.63
Hypothetical (5% return before expenses)	1,000.00	1,021.58	0.72	3.67

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

64

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

	Qualified Dividend Income*	Corporate Dividends- Received Deduction*
Invesco Emerging Markets Revenue ETF	56%	0%
Invesco Emerging Markets Ultra Dividend Revenue ETF	61%	0%
Invesco International Revenue ETF	11%	0%
Invesco International Ultra Dividend Revenue ETF	78%	0%

* The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Source Income	Foreign Taxes Paid
Invesco Emerging Markets Revenue ETF	$0.3643	$0.0419
Invesco Emerging Markets Ultra Dividend Revenue ETF	0.4965	0.0479
Invesco International Revenue ETF	0.2331	0.0184
Invesco International Ultra Dividend Revenue ETF	0.2952	0.0275

65

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Exchange-Traded Fund Trust II was held on August 19, 2019. The Meeting was held for the following purpose:

(1).	To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1).	Ronn R. Bagge	1,512,443,677.35	33,012,849.80
	Todd J. Barre	1,524,592,795.07	20,863,732.08
	Kevin M. Carome	1,522,436,691.04	23,019,836.11
	Edmund P. Giambastiani, Jr.	1,519,831,527.21	25,624,999.94
	Victoria J. Herget	1,524,877,948.56	20,578,578.59
	Marc M. Kole	1,504,247,741.10	41,208,786.05
	Yung Bong Lim	1,524,207,613.63	21,248,913.52
	Joanne Pace	1,517,347,361.29	28,109,165.86
	Gary R. Wicker	1,515,919,139.19	29,537,387.96
	Donald H. Wilson	1,501,758,651.59	43,697,875.56

66

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO, Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.— 1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member,	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011);

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

67

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

68

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					(1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

69

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member, Morgan Stanley Children’s Hospital (2012- Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

70

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

71

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex over seen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.

72

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Principal Financial & Accounting Officer-Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

73

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Director, Invesco Canada Holdings Inc. (2002-2019); Manager, Invesco Specialized Products, LLC (2018-2019); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

74

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

75

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Form N-PORTs will be available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	O-REV-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

October 31, 2019

TAO	Invesco China Real Estate ETF

HAO	Invesco China Small Cap ETF

CQQQ	Invesco China Technology ETF

PIZ	Invesco DWA Developed Markets Momentum ETF

PIE	Invesco DWA Emerging Markets Momentum ETF

FRN	Invesco Frontier Markets ETF

PXF	Invesco FTSE RAFI Developed Markets ex-U.S. ETF

PDN	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

PXH	Invesco FTSE RAFI Emerging Markets ETF

PBD	Invesco Global Clean Energy ETF

(continued on inside front cover)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Invesco Annual Report to Shareholders (continued)

PIO	Invesco Global Water ETF

IPKW	Invesco International BuyBack AchieversTM ETF

CUT	Invesco MSCI Global Timber ETF

LVL	Invesco S&P Global Dividend Opportunities Index ETF

CGW	Invesco S&P Global Water Index ETF

IDHQ	Invesco S&P International Developed Quality ETF

Table of Contents

The Market Environment	4

Manager’s Analysis	5

Schedules of Investments

Invesco China Real Estate ETF (TAO)	43

Invesco China Small Cap ETF (HAO)	45

Invesco China Technology ETF (CQQQ)	50

Invesco DWA Developed Markets Momentum ETF (PIZ)	53

Invesco DWA Emerging Markets Momentum ETF (PIE)	55

Invesco Frontier Markets ETF (FRN)	57

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)	59

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)	70

Invesco FTSE RAFI Emerging Markets ETF (PXH)	85

Invesco Global Clean Energy ETF (PBD)	90

Invesco Global Water ETF (PIO)	92

Invesco International BuyBack AchieversTM ETF (IPKW)	93

Invesco MSCI Global Timber ETF (CUT)	95

Invesco S&P Global Dividend Opportunities Index ETF (LVL)	97

Invesco S&P Global Water Index ETF (CGW)	99

Invesco S&P International Developed Quality ETF (IDHQ)	101

Statements of Assets and Liabilities	106

Statements of Operations	110

Statements of Changes in Net Assets	114

Financial Highlights	123

Notes to Financial Statements	138

Report of Independent Registered Public Accounting Firm	154

Fund Expenses	156

Tax Information	158

Proxy Results	159

Trustees and Officers	160

3

The Market Environment

Domestic Equity

The fiscal year began with noticeable market volatility in the final few months of 2018, which continued through year-end, as US equity markets suffered a sharp sell-off due to ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Oil prices plummeted from near $64 per barrel in early November 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to more defensive areas of the markets, such as health care, utilities and US Treasuries. After raising interest rates in September 2018, the US Federal Reserve (the Fed) raised interest rates one time during the fiscal year: in December 2018.2

Following a sharp sell-off during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019. This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

In October 2019, optimism that phase one of a US-China trade deal would be completed, a delay in the Brexit agreement until January 2020 and better-than-expected third-quarter corporate earnings results, helped send risk assets higher. During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak. Despite increased market volatility, most US-based equity indexes produced modest to strong returns for the fiscal year.

[1]	Source: Bloomberg
[2]	Source: US Federal Reserve

Global Equity

The fiscal year began with global equity markets, particularly the US, declining sharply at the end of 2018 amid rising interest rates, a flattening US Treasury yield curve, signaling a possible recession, and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US and China trade issues, potential for new tariffs and slowing global economic growth. Global equity markets, particularly China, declined sharply in May 2019, ending a four-month rally. Trade and tariff issues, which were not limited to the US and China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies. Following better performance in June, most global equity markets managed modest positive returns for the second quarter of 2019, with developed markets generally outperforming emerging markets. China was an exception, declining during the second quarter.

Weakening global economic data and the ongoing US and China trade conflict contributed to higher market volatility in the third quarter of 2019. During the third quarter, data released showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019 as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold. In September 2019, both the US Federal Reserve and European Central Bank cut interest rates, providing a measure of support for risk assets. Growing optimism about a potential trade deal between the US and China also boosted equities in September. However, except for the US and Japan, performance in most regions declined during the third quarter. Uncertainty about the UK’s withdrawal from the European Union continued to weigh on UK and European equities, while political and trade issues affected areas of Latin America and Asia.

Global equity markets gained in October 2019 amid several positive catalysts, including a US interest rate cut, optimism surrounding US and China trade negotiations, and a raft of upbeat corporate results. The UK equity market provided a flat return during October and while domestic politics continued to dominate the region, European markets made modest gains. October was also a positive month for emerging equity markets with all regions recording gains. Despite increased market volatility, global equity indexes, in both developed and emerging markets, ended the fiscal year in positive territory.

4

TAO	Manager’s Analysis
Invesco China Real Estate ETF (TAO)

As an index fund, the Invesco China Real Estate ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the AlphaShares China Real Estate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, AlphaShares, LLC (the “Index Provider”) or its index administrator compiles, maintains, and calculates the Index, which is comprised of real estate investment trusts (“REITs”) and equity securities of publicly-traded companies that derive a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China (Hong Kong and Macau), ADRs, and GDRs. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 15.48%. On a net asset value (“NAV”) basis, the Fund returned 16.66%. During the same time period, the Index returned 17.39%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred partially offset by beneficial trade execution associated with the portfolio rebalances.

During this same time period, the MSCI China Index (Net) (the “Benchmark Index”) returned 12.90%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of Chinese stocks.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the communications services sector during the fiscal year ended October 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation in the real estate sector.

For the fiscal year ended October 31, 2019, the real estate sector contributed most significantly to the Fund’s return. The industrials sector was the only detracting sector from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019, included Sunac China Holdings Ltd., a real estate development company (portfolio average weight of 4.78%) and Country Garden Holdings Co. Ltd., a real estate development company (portfolio average weight of 4.77%). Positions that detracted most significantly from the Fund’s return included Zall Smart Commerce Group Ltd., a real estate development company (portfolio average weight of 0.74%) and Jiayuan International Group Ltd., a real estate development company (portfolio average weight of 0.38%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Real Estate Development	55.48
Diversified Real Estate Activities	24.36
Real Estate Operating Companies	12.19
Retail REITs	5.95
Sub-Industry Types Each Less Than 3%	1.78
Money Market Funds Plus Other Assets Less Liabilities	0.24

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Sunac China Holdings Ltd.	5.40
China Resources Land Ltd.	5.38
Country Garden Holdings Co. Ltd.	5.26
Link REIT	5.10
Sun Hung Kai Properties Ltd.	4.85
China Overseas Land & Investment Ltd.	4.47
CK Asset Holdings Ltd.	4.34
Henderson Land Development Co. Ltd.	4.23
New World Development Co. Ltd.	4.21
China Evergrande Group	3.78
Total	47.02

*	Excluding money market fund holdings.

5

Invesco China Real Estate ETF (TAO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
AlphaShares China Real Estate Index	17.39%	12.49%	42.35%	9.40%	56.70%	7.24%	101.23%	4.81%	74.67%
MSCI China Index (Net)	12.90	9.87	32.61	5.98	33.72	4.62	57.07	2.15	28.71
Fund
NAV Return	16.66	11.70	39.38	8.83	52.70	6.59	89.39	4.03	59.80
Market Price Return	15.48	11.43	38.37	8.69	51.65	6.81	93.34	3.92	57.90

Guggenheim China Real Estate ETF (the “Predecessor Fund”) Inception: December 18, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.77% and the net annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

6

HAO	Manager’s Analysis
Invesco China Small Cap ETF (HAO)

As an index fund, the Invesco China Small Cap ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the AlphaShares China Small Cap Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, AlphaShares, LLC (“AlphaShares” or the “Index Provider”) or its index administrator compiles, maintains, and calculates the Index, which is comprised of equity securities of publicly-traded mainland China companies of small capitalization. The Index Provider defines small-capitalization companies as being those companies with a float-adjusted market capitalization of greater than $200 million and less than $1.5 billion. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 10.27%. On a net asset value (“NAV”) basis, the Fund returned 9.28%. During the same time period, the Index returned 10.21%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as a halted security that was removed from the Fund after it had been removed from the Index.

During this same time period, the MSCI China Index (Net) (the “Benchmark Index”) returned 12.90%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of Chinese stocks.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the communications services sector during the fiscal year ended October 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to its allocation to and stock selection in the materials and consumer discretionary sectors, respectively.

For the fiscal year ended October 31, 2019, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the real estate and industrials sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the communication services and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included Li Ning Company Ltd., a consumer discretionary company (portfolio average weight of 1.67%), and Yihai International Holding Ltd., a consumer staples company (portfolio average weight of 0.95%). Positions that detracted most significantly from the Fund’s return included Momo Inc Sponsored ADR Class A, a communication services company (no longer held at fiscal year-end), and Jiayuan International Group Ltd., a real estate company (portfolio average weight of 0.40%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Industrials	18.56
Consumer Discretionary	15.84
Real Estate	15.54
Information Technology	10.82
Financials	8.34
Materials	7.97
Health Care	7.97
Consumer Staples	6.32
Utilities	3.61
Sector Types Each Less Than 3%	5.14
Money Market Funds Plus Other Assets Less Liabilities	(0.11)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Li Ning Co. Ltd.	3.02
Yihai International Holding Ltd.	1.44
GDS Holdings Ltd., ADR	1.42
Kingdee International Software Group Co. Ltd.	1.24
Genscript Biotech Corp.	1.18
Tsingtao Brewery Co., Ltd., H Shares	1.10
ZTE Corp., H Shares	1.07
China International Capital Corp. Ltd., H Shares	0.99
Shenzhen International Holdings Ltd.	0.97
Logan Property Holdings Co. Ltd.	0.97
Total	13.40

*	Excluding money market fund holdings.

7

Invesco China Small Cap ETF (HAO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
AlphaShares China Small Cap Index	10.21%	4.61%	14.49%	0.69%	3.47%	2.50%	28.01%	2.55%	34.42%
MSCI China Index (Net)	12.90	9.87	32.61	5.98	33.72	4.62	57.07	3.75	54.12
Fund
NAV Return	9.28	4.88	15.36	2.04	10.64	2.88	32.89	2.47	33.14
Market Price Return	10.27	4.88	15.35	1.81	9.39	3.07	35.26	2.40	32.18

Guggenheim China Small Cap ETF (the “Predecessor Fund”) Inception: January 30, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.80% and the net annual operating expense ratio was indicated as 0.75%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

8

CQQQ	Manager’s Analysis
Invesco China Technology ETF (CQQQ)

Effective after the close of markets on June 21, 2019, Invesco China Technology ETF’s (the “Fund”) underlying index changed from AlphaShares China Technology Index (the “Previous Index”) to FTSE China Incl A 25% Technology Capped Index (the “Index”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index and, through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index, and through June 21, 2019, the Previous Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains, and calculates the Index. The Index is composed of securities of companies that the Index Provider, pursuant to the Index methodology, has classified as being in the technology industry and that are constituents of the FTSE China Index and FTSE China A Stock Connect CNH Index. The Index may include China A-shares (shares of Chinese incorporated companies that may trade on the Shanghai or Shenzhen stock exchanges via a Stock Connect program), B-shares, H-shares, N-shares, Red Chip shares, P-chip shares and S-chip shares. Index constituents are modified market capitalization weighted. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 17.32%. On a net asset value (“NAV”) basis, the Fund returned 18.59%. During the same time period, the Blended—FTSE China Incl A 25% Technology Capped Index (Net) (a composite of the returns of the Previous Index through June 21, 2019, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned 19.15%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the MSCI China Index (Net) (the “Benchmark Index”) returned 12.90%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of Chinese stocks.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a stock selection methodology within a specific sector whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the interactive media & services industry and most underweight in the banks industry during the fiscal year ended October 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation and stock selection in the internet & direct marketing retail and electronic equipment instruments & components industries.

For the fiscal year ended October 31, 2019, the internet & direct marketing retail industry contributed most significantly to the Fund’s return, followed by the electronic equipment instruments & components and entertainment industries, respectively. The interactive media & services industry detracted most significantly from the Fund’s return, followed by the media and metals & mining industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included Meituan Dianping, an internet & direct marketing retail company (portfolio average weight of 5.07%), and Sunny Optical Technology Group Co., Ltd., an electronic equipment instruments & components company (portfolio average weight of 4.23%). Positions that detracted most significantly from the Fund’s return included Baidu, Inc. Sponsored ADR Class A, an interactive media & services company (portfolio average weight of 7.26), and SINA Corp., an interactive media & services company (portfolio average weight of 2.61%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Interactive Media & Services	33.93
Internet & Direct Marketing Retail	20.55
Electronic Equipment, Instruments & Components	14.99
Entertainment	8.10
Software	7.96
IT Services	5.55
Industry Types Each Less Than 3%	9.09
Money Market Funds Plus Other Assets Less Liabilities	(0.17)

9

Invesco China Technology ETF (CQQQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Meituan Dianping, B Shares	10.39
Alibaba Group Holding Ltd., ADR	10.08
Tencent Holdings Ltd.	8.43
Baidu, Inc., ADR	6.59
NetEase, Inc., ADR	6.37
Sunny Optical Technology Group Co., Ltd.	4.33
58.com, Inc., ADR	3.81
Momo, Inc., ADR	3.50
Autohome, Inc., ADR	3.47
YY, Inc., ADR	3.09
Total	60.06

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended — FTSE China Incl A 25% Technology Capped Index (Net)	19.15%	8.28%	26.97%	6.09%	34.41%	8.20%	118.17%
FTSE China Incl A 25% Technology Capped Index (Net)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AlphaShares China Technology Index	17.69	7.84	25.41	5.83	32.76	8.07	115.49
MSCI China Index (Net)	12.90	9.87	32.61	5.98	33.72	4.19	50.06
Fund
NAV Return	18.59	7.80	25.29	6.23	35.25	8.08	115.73
Market Price Return	17.32	7.69	24.88	6.12	34.61	8.03	114.77

10

Invesco China Technology ETF (CQQQ) (continued)

Guggenheim China Technology ETF (the “Predecessor Fund”) Inception: December 08, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.70% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

“1 Year”, “3 Years”, “5 Years” and “Fund Inception” performance for the Index is not available because the Index did not commence until March 18, 2019. The Blended-Index is comprised of the performance of the Previous Index from Fund inception through the conversion date, June 21, 2019, followed by the performance of the Index, starting from the conversion date through October 31, 2019.

11

PIZ	Manager’s Analysis
Invesco DWA Developed Markets Momentum ETF (PIZ)

As an index fund, the Invesco DWA Developed Markets Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Developed Markets Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects securities pursuant to its proprietary selection methodology for inclusion in the Index, which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index is comprised of equity securities of large capitalization companies based in countries with developed economies, excluding the United States. Dorsey Wright selects securities for inclusion in the Index from an eligible universe of the largest 1,000 constituents by market capitalization within the Nasdaq Developed Markets Ex United States Index. The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 12.25%. On a net asset value (“NAV”) basis, the Fund returned 12.31%. During the same time period, the Index returned 13.29%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 11.04%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 925 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a proprietary weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the financials sector during the fiscal year ended October 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to an underweight allocation to and security selection within the financials sector and security selection within the materials sector.

For the fiscal year ended October 31, 2019, the financials sector contributed most significantly to the Fund’s return followed by the information technology and industrials sectors, respectively. The energy sector detracted most significantly.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included Kirkland Lake Gold Ltd., a materials company (no longer held at fiscal year-end), and Constellation Software Inc., an information technology company (portfolio average weight of 2.76%). Positions that detracted most significantly from the Fund’s return included Wirecard AG, an information technology company (portfolio average weight of 0.68%), and Jardine Matheson Holdings Ltd., an industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Industrials	20.17
Health Care	18.14
Information Technology	12.07
Consumer Discretionary	10.60
Consumer Staples	9.09
Financials	7.98
Real Estate	7.97
Communication Services	6.20
Materials	5.63
Sector Types Each Less Than 3%	2.17
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

12

Invesco DWA Developed Markets Momentum ETF (PIZ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Ramsay Health Care Ltd.	3.15
REA Group Ltd.	3.08
Kone Oyj, Class B	2.91
Constellation Software, Inc.	2.66
Royal Unibrew A/S	2.55
Ryman Healthcare Ltd.	2.53
Ashtead Group PLC	2.10
CSL Ltd.	1.79
Auckland International Airport Ltd.	1.70
Fastighets AB Balder, Class B	1.65
Total	24.12

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dorsey Wright® Developed Markets Technical Leaders Index (Net)	13.29%	9.07%	29.76%	4.42%	24.13%	7.44%	105.02%	3.33%	47.32%
MSCI EAFE® Index (Net)	11.04	8.48	27.67	4.31	23.47	5.41	69.31	1.70	22.05
Fund
NAV Return	12.31	8.35	27.20	3.53	18.95	6.45	86.76	2.39	32.23
Market Price Return	12.25	8.27	26.93	3.42	18.29	6.63	90.03	2.31	31.05

13

Invesco DWA Developed Markets Momentum ETF (PIZ) (continued)

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.80% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

14

PIE	Manager’s Analysis
Invesco DWA Emerging Markets Momentum ETF (PIE)

As an index fund, the Invesco DWA Emerging Markets Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Emerging Markets Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects securities pursuant to its proprietary selection methodology for inclusion in the Index, which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index is comprised of equity securities of large capitalization companies based in emerging market countries. Dorsey Wright selects securities for inclusion in the Index from an eligible universe of the largest 1,000 constituents by market capitalization within the Nasdaq Emerging Markets Index (except for U.S.-listed American Depositary Receipts or foreign listings). The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 18.03%. On a net asset value (“NAV”) basis, the Fund returned 18.23%. During the same time period, the Index returned 19.51%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs and slippage associated with quarterly rebalances.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 11.86%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,200 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a proprietary weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the communication services sector during the fiscal year ended October 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to security selection and overweight positions in the consumer discretionary sector as well as security selection in the consumer staples and utilities sectors.

For the fiscal year ended October 31, 2019, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the consumer staples and information technology sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the communication services and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included Yihai International Holding Ltd., a consumer staples company (portfolio average weight of 1.81%), and ANTA Sports Products, Ltd., a consumer discretionary company (portfolio average weight of 1.98%). Positions that detracted most significantly from the Fund’s return included Hartalega Holdings Bhd., a health care company (no longer held at fiscal year-end), and Inari Amertron Berhad, an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Information Technology	18.34
Consumer Discretionary	15.90
Consumer Staples	15.15
Financials	12.17
Industrials	9.97
Real Estate	7.86
Utilities	5.68
Health Care	5.60
Materials	5.02
Communication Services	3.67
Energy	0.86
Money Market Funds Plus Other Assets Less Liabilities	(0.22)

15

Invesco DWA Emerging Markets Momentum ETF (PIE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Shenzhou International Group Holdings Ltd.	3.00
TAL Education Group, ADR	2.99
ANTA Sports Products Ltd.	2.80
Tencent Holdings Ltd.	2.61
CP ALL PCL, NVDR	2.56
Sunway Bhd	2.49
Yihai International Holding Ltd.	2.44
Sinbon Electronics Co., Ltd.	2.19
Accton Technology Corp.	2.09
CSPC Pharmaceutical Group Ltd.	2.08
Total	25.25
*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dorsey Wright® Emerging Markets Technical Leaders Index (Net)	19.51%	8.64%	28.23%	2.81%	14.84%	6.39%	85.85%	1.36%	17.39%
MSCI Emerging Markets IndexSM (Net)	11.86	7.36	23.74	2.93	15.56	3.78	44.98	0.91	11.28
Fund
NAV Return	18.23	7.19	23.16	1.38	7.11	4.70	58.30	(1.42)	(15.61)
Market Price Return	18.03	7.07	22.74	1.42	7.30	4.76	59.24	(1.52)	(16.54)

16

Invesco DWA Emerging Markets Momentum ETF (PIE) (continued)

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.90% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

17

FRN	Manager’s Analysis
Invesco Frontier Markets ETF (FRN)

Effective Monday, April 1, 2019, S&P Opco LLC, a subsidiary of S&P Dow Jones Indices LLC (the “Index Provider”) became the index provider for Invesco Frontier Markets ETF’s underlying index, and as a result, the underlying index was changed from BNY Mellon New Frontier Index to S&P/BNY Mellon New Frontier Index (USD) (the “Index”).

As an index fund, the Invesco Frontier Markets ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider or its calculation agent compiles, maintains, and calculates the Index, which is comprised of liquid American depositary receipts (“ADRs”) listed on a U.S. exchange, global depositary receipts (“GDRs”) traded on the London Stock Exchange, and ordinary share classes of equity securities listed on exchanges in Frontier Market countries that meet certain trading volume and free-float market capitalization criteria. The Index Provider categorizes countries as “Frontier Market” based upon an evaluation of macroeconomic conditions, political stability, legal property rights and procedures, and trading and settlement processes. The Fund also may invest directly in other exchange-traded funds (“ETFs”) that Invesco Capital Management LLC has determined provide exposure to securities similar to those securities in which the Fund may invest in directly. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 10.53%. On a net asset value (“NAV”) basis, the Fund returned 10.41%. During the same time period, the Index returned 11.87%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred and trading costs associated with portfolio rebalances during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 11.86%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,200 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s allocation to the information technology sector and its stock selection in the consumer staples sector.

For the fiscal year ended October 31, 2019, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the financials and industrials sectors, respectively. The utilities and materials sectors, respectively, detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included MercadoLibre, Inc., a consumer discretionary company (portfolio average weight of 9.31%) and Copa Holdings, S.A. Class A, an industrials company (portfolio average weight of 5.68%). Positions that detracted most significantly from the Fund’s return included Guaranty Trust Bank PLC, a financials company (portfolio average weight of 4.40%), and Dangote Cement PLC, a materials company (portfolio average weight of 2.15%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Financials	39.52
Materials	11.98
Communication Services	11.06
Consumer Discretionary	10.38
Industrials	9.63
Energy	6.04
Consumer Staples	5.83
Real Estate	4.81
Utilities	0.82
Money Market Funds Plus Other Assets Less Liabilities	(0.07)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
MercadoLibre, Inc.	9.45
Bank Muscat SAOG	8.82
KAZ Minerals PLC	8.52
Copa Holdings SA, Class A	8.32
Safaricom PLC	5.69
Banca Transilvania S.A.	4.44
GFH Financial Group BSC	3.87
Guaranty Trust Bank PLC	3.80
Attijariwafa Bank	3.49
MTN Nigeria Communications PLC	3.19
Total	59.59

*	Excluding money market fund holdings.

18

Invesco Frontier Markets ETF (FRN) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P/BNY Mellon New Frontier Index (USD) (Net)	11.87%	11.10%	37.12%	2.13%	11.09%	1.56%	16.69%	(1.11)%	(11.91)%
MSCI Emerging Markets IndexSM (Net)	11.86	7.36	23.74	2.93	15.56	3.78	44.98	1.79	22.33
Fund
NAV Return	10.41	9.02	29.56	(0.00)	(0.01)	0.14	1.40	(2.36)	(23.79)
Market Price Return	10.53	8.96	29.34	(0.02)	(0.08)	0.39	4.01	(2.38)	(24.03)

Guggenheim Frontier Markets ETF (the ”Predecessor Fund”) Inception: June 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.96% and the net annual operating expense ratio was indicated as 0.70%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

19

PXF	Manager’s Analysis
Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

As an index fund, the Invesco FTSE RAFI Developed Markets ex-U.S. ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM Developed ex U.S. 1000 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE”) in conjunction with Research Affiliates (“RA”, and together with FTSE, the “Index Provider”), compiles, maintains and calculates the Index, which is comprised of companies originating in countries that are classified as “developed” within the country classification definition of FTSE, excluding the United States. The Index is designed to track the performance of the companies domiciled in developed markets with the largest cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE Developed All Cap ex US Index as determined by the Index Provider. The Index selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 6.41%. On a net asset value (“NAV”) basis, the Fund returned 6.55%. During the same time period, the Index returned 6.74%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, partially offset by revenue generated by the securities lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 11.04%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 925 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended October 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s allocation to and security selection within the financials and energy sectors, respectively.

For the fiscal year ended October 31, 2019, the industrials sector contributed most significantly to the Fund’s return, followed by the utilities and financials sectors, respectively. The energy sector was the only sector that detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included Nestle S.A., a consumer staples company (portfolio average weight of 1.19%), and Enel SpA, a utilities company (portfolio average weight of 0.55%). Positions that detracted most significantly from the Fund’s return included Banco Santander S.A., a financials company (portfolio average weight of 1.05%), and Glencore plc, a materials company (portfolio average weight of 0.50%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Financials	26.61
Industrials	12.83
Consumer Discretionary	11.33
Energy	8.49
Materials	7.65
Consumer Staples	7.58
Communication Services	6.16
Health Care	6.04
Utilities	5.37
Information Technology	4.91
Real Estate	2.64
Money Market Funds Plus Other Assets Less Liabilities	0.39

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Toyota Motor Corp.	1.37
BP PLC	1.30
Royal Dutch Shell PLC, Class A	1.21
Samsung Electronics Co., Ltd.	1.20
Nestle S.A.	1.16
TOTAL S.A.	1.14
HSBC Holdings PLC	1.10
Royal Dutch Shell PLC, Class B	0.99
Banco Santander S.A.	0.96
Allianz S.E.	0.95
Total	11.38

*	Excluding money market fund holdings.

20

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFITM Developed ex U.S. 1000 Index (Net)	6.74%	7.53%	24.34%	3.37%	18.05%	4.42%	54.07%	1.70%	23.14%
MSCI EAFE® Index (Net)	11.04	8.48	27.67	4.31	23.47	5.41	69.31	1.72	23.42
Fund
NAV Return	6.55	7.33	23.65	3.19	16.99	4.08	49.10	1.28	16.99
Market Price Return	6.41	7.27	23.45	2.86	15.16	4.13	49.90	1.24	16.48

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

21

PDN	Manager’s Analysis
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

As an index fund, the Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (the “Fund) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM Developed ex U.S. Mid-Small 1500 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”, and together with FTSE, the “Index Provider”), compiles, maintains and calculates the Index, which is comprised of securities of small-and mid-capitalization companies that are classified as “developed” within the country classification definition of FTSE, excluding the United States. The Index is designed to track the performance of the small and mid-capitalization companies in developed markets based on their cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE Developed All Cap ex US Index, as determined by the Index Provider. The Index selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 5.85%. On a net asset value (“NAV”) basis, the Fund returned 6.72%. During the same time period, the Index returned 7.01%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period partially offset by revenue generated from securities lending.

During this same time period, the MSCI EAFE® Small Cap Index (Net) (the “Benchmark Index”) returned 8.82%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,335 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of small capitalization equities markets in developed countries around the world, excluding the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the real estate sector during the fiscal year ended October 31, 2019. The majority of the Fund’s underperformance relative to the

Benchmark Index during the period can be attributed to the Fund’s allocation to and stock selection in the real estate and energy sectors, respectively.

For the fiscal year ended October 31, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the real estate and materials sectors, respectively. The energy sector was the only sector that detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included Hitachi Chemical Company, Ltd., a materials company (portfolio average weight of 0.18%), and Eldorado Gold Corp., a materials company (portfolio average weight of 0.14%). Positions that detracted most significantly from the Fund’s return included MEG Energy Corp., an energy company (no longer held at year-end), and Kier Group plc, an industrials company (portfolio average weight of 0.06%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Industrials	23.03
Consumer Discretionary	15.34
Financials	10.00
Materials	9.76
Information Technology	9.00
Real Estate	8.40
Consumer Staples	7.51
Communication Services	5.73
Health Care	5.60
Energy	3.11
Utilities	2.13
Money Market Funds Plus Other Assets Less Liabilities	0.39

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Hitachi Chemical Co. Ltd.	0.24
Ibiden Co. Ltd.	0.23
Leopalace21 Corp.	0.21
Eldorado Gold Corp.	0.21
Nomura Research Institute Ltd.	0.20
Hitachi High-Technologies Corp.	0.20
JB Hi-Fi Ltd.	0.20
Orion Oyj, Class B	0.19
Nippon Paint Holdings Co. Ltd.	0.19
TMX Group Ltd.	0.19
Total	2.06

*	Excluding money market fund holdings.

22

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFITM Developed ex U.S. Mid-Small 1500 Index (Net)	7.01%	6.82%	21.90%	5.75%	32.22%	6.83%	93.54%	4.44%	69.10%
MSCI EAFE® Small Cap Index (Net)	8.82	8.55	27.91	7.39	42.85	8.12	118.40	3.98	60.35
Fund
NAV Return	6.72	6.48	20.71	5.38	29.95	6.41	86.08	3.91	59.01
Market Price Return	5.85	6.27	20.02	4.71	25.88	6.41	86.13	3.73	55.66

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

23

PXH	Manager’s Analysis
Invesco FTSE RAFI Emerging Markets ETF (PXH)

As an index fund, the Invesco FTSE RAFI Emerging Markets ETF (the “Fund) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM Emerging Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”, and together with FTSE, the “Index Provider”), compiles, maintains and calculates the Index, which is comprised of securities of companies domiciled in countries that are classified as emerging markets within the country classification definition of FTSE. The Index is designed to track the performance of securities of companies domiciled in emerging market countries with the highest-ranking cumulative score (“Fundamental Value”), selected from the constituents of the FTSE Emerging All Cap Index, as determined by the Index Provider. The Index selects and weights the securities based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flows, sales and dividends. While the Fund generally seeks to invest in all of the securities comprising the Index in proportion to their weightings in the Index, at times the composition of the Index may make such “full replication” impracticable. In such circumstances, the Fund will utilize a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 8.14%. On a net asset value (“NAV”) basis, the Fund returned 8.31%. During the same time period, the Index returned 8.93%. During the fiscal year, the Fund utilized a sampling methodology to achieve exposure to the Indian and Russian securities included in the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index during the period primarily due to the fees and expenses that the Fund incurred, as well as the impact of the sampling methodology.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 11.86%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,200 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the consumer discretionary sector during the fiscal year ended October 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s allocation and security selection in the consumer discretionary and information technology sectors, respectively.

For the fiscal year ended October 31, 2019, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and energy sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the industrials and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included Taiwan Semiconductor Manufacturing Co., Ltd., an information technology company (portfolio average weight of 3.41%), and Gazprom PJSC Sponsored ADR, an energy company (no longer held at year-end). Positions that detracted most significantly from the Fund’s return included Vale S.A., a materials company (portfolio average weight of 1.71%), and China Petroleum & Chemical Corp., Class H, an energy company (portfolio average weight of 1.59%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Financials	33.24
Energy	17.63
Information Technology	10.00
Materials	9.31
Communication Services	8.89
Consumer Discretionary	5.50
Consumer Staples	5.05
Industrials	3.21
Real Estate	3.19
Sector Types Each Less Than 3%	3.74
Money Market Funds Plus Other Assets Less Liabilities	0.24

24

Invesco FTSE RAFI Emerging Markets ETF (PXH) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Taiwan Semiconductor Manufacturing Co., Ltd.	4.35
China Construction Bank Corp., H Shares	4.26
Industrial & Commercial Bank of China Ltd., H Shares	3.07
Gazprom PJSC	2.61
LUKOIL PJSC	2.51
Bank of China Ltd., H Shares	2.11
China Mobile Ltd.	1.82
Sberbank of Russia PJSC	1.77
Itau Unibanco Holding S.A., Preference Shares	1.66
Vale S.A.	1.61
Total	25.77

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFITM Emerging Index (Net)	8.93%	7.28%	23.45%	4.08%	22.15%	3.48%	40.73%	1.85%	24.81%
MSCI Emerging Markets IndexSM (Net)	11.86	7.36	23.74	2.93	15.56	3.78	44.98	1.21	15.64
Fund
NAV Return	8.31	6.92	22.24	3.54	19.01	2.80	31.83	0.78	9.83
Market Price Return	8.14	6.90	22.16	3.66	19.66	2.81	31.87	0.59	7.33

25

Invesco FTSE RAFI Emerging Markets ETF (PXH) (continued)

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2020. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.51% (0.50% after fee waiver) includes the unitary management fee of 0.49% and acquired fund fees and expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

26

PBD	Manager’s Analysis
Invesco Global Clean Energy ETF (PBD)

As an index fund, the Invesco Global Clean Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the WilderHill New Energy Global Innovation Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, WilderHill New Energy Finance, LLC (the “Index Provider”) compiles and maintains the Index, which is comprised of companies engaged in the business of the advancement of cleaner energy and conservation. The Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by the Index Provider. The Index includes companies in wind, solar, biofuels, hydro, wave, tidal, geothermal and other relevant renewable energy businesses and those involved in energy conversion, storage, conservation, efficiency, materials relating to those activities, carbon and greenhouse gas reduction, pollution control, emerging hydrogen and fuel cells. The Index Provider selects securities principally on the basis of their capital appreciation potential as identified by the Index Provider pursuant to a proprietary methodology, with a bias placed on renewable energy companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 17.16%. On a net asset value (“NAV”) basis, the Fund returned 17.86%. During the same time period, the Index returned 17.37%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the income received from the securities lending program in which the Fund participated, partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 11.04%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 925 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based upon the market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the renewable electricity sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight position in the renewable electricity sub-industry.

For the fiscal year ended October 31, 2019, the renewable electricity sub-industry contributed most significantly to the Fund’s return, followed by the semiconductor equipment and semiconductors sub-industries, respectively. The automobile manufacturers sub-industry detracted most significantly from the Fund’s return, followed by the commodity chemicals and fertilizers & agriculture chemicals sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included SolarEdge Technologies, Inc., a semiconductor equipment company (portfolio average weight of 1.28%), and Universal Display Corp., a semiconductors company (portfolio average weight of 1.55%). Positions that detracted most significantly from the Fund’s return included NIO Inc. Sponsored ADR Class A, an automobile manufacturers company (portfolio average weight of 1.08%), and FDG Electric Vehicles Ltd., an automobile manufacturers company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Renewable Electricity	26.51
Semiconductors	10.94
Heavy Electrical Equipment	10.14
Semiconductor Equipment	8.69
Electrical Components & Equipment	7.75
Independent Power Producers & Energy Traders	4.22
Electric Utilities	3.78
Specialty Chemicals	3.47
Oil & Gas Refining & Marketing	3.28
Sub-Industry Types Each Less Than 3%	21.18
Money Market Funds Plus Other Assets Less Liabilities	0.04

27

Invesco Global Clean Energy ETF (PBD) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Tesla, Inc.	1.30
eRex Co. Ltd.	1.26
West Holdings Corp.	1.24
Epistar Corp.	1.21
Tanaka Chemical Corp.	1.20
Gurit Holding AG, BR	1.18
Nordex S.E.	1.18
Caverion Oyj	1.16
CropEnergies AG	1.15
Sino-American Silicon Products, Inc.	1.15
Total	12.03

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
WilderHill New Energy Global Innovation Index	17.37%	7.98%	25.89%	2.19%	11.41%	(0.27)%	(2.64)%	(3.62)%	(36.63)%
MSCI EAFE® Index (Net)	11.04	8.48	27.67	4.31	23.47	5.41	69.31	1.86	25.65
Fund
NAV Return	17.86	7.89	25.59	1.94	10.09	(0.67)	(6.53)	(4.31)	(42.02)
Market Price Return	17.16	7.72	24.98	1.64	8.48	(0.66)	(6.39)	(4.43)	(42.93)

28

Invesco Global Clean Energy ETF (PBD) (continued)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

29

PIO	Manager’s Analysis
Invesco Global Water ETF (PIO)

As an index fund, the Invesco Global Water ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq OMX Global Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of global exchange-listed companies that create products designed to conserve and purify water for homes, businesses and industries and have a minimum worldwide market capitalization of $50 million. The Index may be comprised of common stocks, ordinary shares, depositary receipts, depositary shares, Dutch certificates, shares of beneficial interest, stapled securities and tracking stocks and also may include companies in emerging market countries. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 23.68%. On a net asset value (“NAV”) basis, the Fund returned 23.90%. During the same time period, the Index returned 24.95%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 11.04%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 925 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based upon the market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the water utilities sub-industry and most underweight in the banks sub-industry during the fiscal year ended October 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to overweight allocations in the water utilities and building products sub-industries.

For the fiscal year ended October 31, 2019, the water utilities sub-industry contributed most significantly to the Fund’s return, followed by the building products and health care equipment & supplies sub-industries, respectively. The professional services sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included Danaher Corp., a health care equipment company (portfolio average weight of 8.08%), and Geberit AG, a building products company (portfolio average weight of 6.89%). Positions that detracted most significantly from the Fund’s return included Reliance Worldwide Corp. Ltd., a building products company (portfolio average weight of 1.59%) and Stantec Inc., a research & consulting services company (portfolio average weight of 0.51%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Industrials	47.51
Utilities	28.87
Health Care	11.15
Materials	7.09
Information Technology	3.65
Consumer Discretionary	1.56
Money Market Funds Plus Other Assets Less Liabilities	0.17

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Danaher Corp.	7.39
Ecolab, Inc.	7.09
Geberit AG	6.93
Ferguson PLC	6.61
Pentair PLC	6.24
Veolia Environnement S.A.	4.18
Cia de Saneamento Basico do Estado de Sao Paulo	3.86
Waters Corp.	3.76
Halma PLC	3.65
IDEX Corp.	3.55
Total	53.26

*	Excluding money market fund holdings.

30

Invesco Global Water ETF (PIO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended — Nasdaq OMX Global Water IndexSM	24.95%	13.41%	45.86%	6.77%	38.76%	7.47%	105.44%	3.39%	51.08%
MSCI EAFE® Index (Net)	11.04	8.48	27.67	4.31	23.47	5.41	69.31	1.86	25.65
Fund
NAV Return	23.90	12.42	42.07	5.92	33.33	7.00	96.64	2.71	39.16
Market Price Return	23.68	12.34	41.79	5.90	33.17	7.03	97.33	2.51	35.93

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-Nasdaq OMX Global Water IndexSM performance is comprised of the performance of the Palisades Global Water Index, the Fund’s previous underlying index prior to the conversion date, March 1, 2012, followed by the performance of the Index, starting from the conversion date through October 31, 2019.

-	Net returns reflect reinvested dividends net of withholding taxes.

31

IPKW	Manager’s Analysis
Invesco International BuyBack AchieversTM ETF (IPKW)

As an index fund, the Invesco International BuyBack AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq International BuyBack AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of the securities of foreign companies that are classified as “International BuyBack AchieversTM” pursuant to the Index Provider’s proprietary selection methodology. To qualify as an “International BuyBack AchieverTM“ and be eligible for inclusion in the Index, a security must: (i) be included in the NASDAQ Global Ex-US Index (a broad-based index designed to track the performance of the global equity market and whose component securities are issued by companies located throughout the world, excluding the United States); (ii) have a minimum market capitalization of $250 million; (iii) have effected a net reduction of 5% or more of its outstanding shares in its latest fiscal year; and (iv) have a minimum three-month average daily dollar cash volume of $1 million. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 6.74%. On a net asset value (“NAV”) basis, the Fund returned 7.10%. During the same time period, the Index returned 7.80%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the MSCI ACWI ex USA® Index (Net) (the “Benchmark Index”) returned 11.27%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,215 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the developed and emerging equity markets outside the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a modified market capitalization weighting methodology and selects stocks based on constituent companies engaging in stock buybacks, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended October 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection in the industrials and consumer discretionary sectors, respectively.

For the fiscal year ended October 31, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and consumer staples sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the health care and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included ASM International N.V., an information technology company (portfolio average weight of 2.86%) and Rakuten, Inc., a consumer discretionary company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Methanex Corp., a materials company (portfolio average weight of 2.14) and Sports Direct International plc, a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Consumer Discretionary	26.50
Industrials	18.12
Materials	12.61
Energy	8.79
Consumer Staples	8.59
Communication Services	7.86
Financials	6.56
Information Technology	5.41
Real Estate	3.66
Health Care	1.84
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Toshiba Corp.	5.41
NTT DOCOMO, Inc.	5.21
Magna International, Inc.	4.87
Thomson Reuters Corp.	4.86
Rio Tinto plc	4.83
Koninklijke Ahold Delhaize N.V.	4.80
Isuzu Motors Ltd.	4.30
Idemitsu Kosan Co. Ltd.	4.09
Pandora A/S	2.96
Z Holdings Corp.	2.65
Total	43.98

*	Excluding money market fund holdings.

32

Invesco International BuyBack AchieversTM ETF (IPKW) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq International BuyBack AchieversTM Index (Net)	7.80%	7.72%	24.99%	8.01%	47.03%	7.36%	49.55%
MSCI ACWI ex USA® Index (Net)	11.27	8.07	26.23	3.82	20.59	3.24	19.79
Fund
NAV Return	7.10	7.10	22.85	7.31	42.32	6.65	44.07
Market Price Return	6.74	6.82	21.89	6.95	39.92	6.45	42.53

Fund Inception: February 27, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.55% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

33

CUT	Manager’s Analysis
Invesco MSCI Global Timber ETF (CUT)

As an index fund, the Invesco MSCI Global Timber ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI ACWI IMI Timber Select Capped Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI, Inc. (“MSCI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of equity securities of companies that are primarily engaged in the ownership and management of forests and timberlands and the production of finished products that use timber as a raw material. The securities in the Index are selected from a universe of securities that are included in the MSCI ACWI Investable Market Index and classified by the Global Industry Classification Standard to be in the sub-industries of forest products, paper products, paper packaging or specialized real estate investment trusts (“REITs”) classified as “Timber” REITs. The constituents of the Index are weighted based on their free-float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 2.14%. On a net asset value (“NAV”) basis, the Fund returned 2.32%. During the same time period, the Index returned 2.10%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive impact of the Fund’s use of sampling during the period, partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI World Index (Net) (the “Benchmark Index”) returned 12.69%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,650 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equity markets in developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the paper packaging sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in the paper products sub-industry.

For the fiscal year ended October 31, 2019, the paper packaging sub-industry contributed most significantly to the Fund’s return, followed by the forest products and specialized REITs sub-industries, respectively. The paper products sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included Avery Dennison Corp., a paper packaging company (portfolio average weight of 4.52%) and Amcor PLC Shs Chess Depository Interests Repr 1 Sh., a paper packaging company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Amcor PLC., a paper packaging company (portfolio average weight of 2.13%) and Oji Holdings Corp., a paper packaging company (portfolio average weight of 2.38%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Materials	91.06
Real Estate	8.69
Exchange-Traded Fund	0.05
Money Market Funds Plus Other Assets Less Liabilities	0.20

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
UPM-Kymmene Oyj	5.68
Weyerhaeuser Co.	5.18
Avery Dennison Corp.	5.03
International Paper Co.	4.97
Mondi PLC	4.96
Westrock Co.	4.85
Packaging Corp. of America	4.82
Amcor PLC	4.31
Stora Enso Oyj, Class R	3.80
Smurfit Kappa Group PLC	3.79
Total	47.39

*	Excluding money market fund holdings.

34

Invesco MSCI Global Timber ETF (CUT) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended — MSCI ACWI IMI Timber Select Capped Index (Net)	2.10%	6.87%	22.06%	5.05%	27.94%	7.93%	114.49%	3.76%	55.60%
MSCI World Index (Net)	12.69	11.86	39.96	7.58	44.13	9.48	147.34	4.99	79.20
Fund
NAV Return	2.32	6.97	22.40	4.86	26.75	7.31	102.53	2.85	39.94
Market Price Return	2.14	6.92	22.21	4.74	26.07	7.40	104.21	2.81	39.42

Guggenheim MSCI Global Timber ETF (the “Predecessor Fund”) Inception: November 9, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.64% and the net annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers. Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-

The Blended-MSCI ACWI IMI Timber Select Capped Index performance is comprised of the performance of the Beacon Global Timber Index, the Fund’s previous underlying index prior to the conversion date, May 20, 2016, followed by the performance of the Index, starting from the conversion date through October 31, 2019.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

35

LVL	Manager’s Analysis
Invesco S&P Global Dividend Opportunities Index ETF (LVL)

As an index fund, the Invesco S&P Global Dividend Opportunities Index ETF (the “Fund) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Global Dividend Opportunities Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index which seeks to measure the performance of 100 common stocks that offer high dividend yields and are listed on the exchanges of the countries included in the S&P Global Broad Market Index (“S&P Global BMI”). The constituents of the Index are weighted based on their trailing 12-month dividend yield. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 17.64%. On a net asset value (“NAV”) basis, the Fund returned 17.89%. During the same time period, the Index returned 17.95%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the MSCI World Index (Net) (the “Benchmark Index”) returned 12.69%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,650 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equity markets in developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to its stock selection in the consumer staples and financials sectors.

For the fiscal year ended October 31, 2019, the financials sector contributed most significantly to the Fund’s return, followed by the consumer staples and communication services sectors,

respectively. The energy and information technology sectors, respectively, detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included Transurban Group Ltd., an industrials company (no longer held at fiscal year-end), and Air Products and Chemicals, Inc., a materials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included NWS Holdings Ltd., an industrials company (portfolio average weight of 0.33%) and DS Smith Plc, a materials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Financials	25.02
Communication Services	16.56
Industrials	12.44
Energy	9.68
Real Estate	8.64
Consumer Staples	7.54
Utilities	6.65
Health Care	6.65
Consumer Discretionary	5.08
Information Technology	1.52
Money Market Funds Plus Other Assets Less Liabilities	0.22

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Orange S.A.	2.93
TOTAL S.A.	2.78
Eni S.p.A.	2.77
Elisa Oyj	2.55
Shaw Communications, Inc., Class B	2.48
Swisscom AG	2.48
Verizon Communications, Inc.	2.43
TELUS Corp.	2.34
Pembina Pipeline Corp.	2.33
Legal & General Group PLC	2.28
Total	25.37

*	Excluding money market fund holdings.

36

Invesco S&P Global Dividend Opportunities Index ETF (LVL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended — S&P Global Dividend Opportunities Index (Net)	17.95%	11.04%	36.90%	3.35%	17.92%	4.06%	48.87%	(1.10)%	(12.75)%
MSCI World Index (Net)	12.69	11.86	39.96	7.58	44.13	9.48	147.34	4.91	80.72
Fund
NAV Return	17.89	10.80	36.02	3.27	17.44	4.09	49.33	(0.45)	(5.40)
Market Price Return	17.64	10.58	35.20	3.19	17.02	4.27	51.89	(0.48)	(5.74)

Guggenheim S&P Global Dividend Opportunities Index ETF (the “Predecessor Fund”) Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.81% and the net annual operating expense ratio was indicated as 0.64%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-

The Blended-S&P Global Dividend Opportunities Index performance is comprised of the performance of the Benchmarks by Design High Income Index, the Predecessor Fund’s previous underlying index prior to the conversion date, September 30, 2008, followed by the performance of the Index, starting from the conversion date through October 31, 2019.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

37

CGW	Manager’s Analysis
Invesco S&P Global Water Index ETF (CGW)

As an index fund, the Invesco S&P Global Water Index ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Global Water Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of approximately 50 of the largest global companies in water-related businesses. To be eligible for inclusion in the Index, securities must be classified as being in either the water equipment and materials or water utilities and infrastructure segments pursuant to the Index methodology. Index constituents must have a minimum float-adjusted capitalization of $100 million. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 25.27%. On a net asset value (“NAV”) basis, the Fund returned 25.10%. During the same time period, the Index returned 25.41%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by revenue generated by the securities lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 11.04%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 925 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the water utilities sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the water utilities sub-industry.

For the fiscal year ended October 31, 2019, the water utilities sub-industry contributed most significantly to the Fund’s return,

followed by the multi-utilities and industrial machinery sub-industries, respectively. The industrial conglomerates and oil & gas equipment & services sub-industries were the only detracting sub-industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included American Water Works Company, Inc., a water utilities company (portfolio average weight of 10.40%), and Danaher Corp., a health care equipment & supplies company (portfolio average weight of 5.23%). Positions that detracted most significantly from the Fund’s return included Alfa Laval AB, an industrial machinery company (portfolio average weight of 3.06%), and Reliance Worldwide Corp. Ltd., a building products company (portfolio average weight of 1.06%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Water Utilities	33.10
Machinery	30.17
Multi-Utilities	12.76
Building Products	7.18
Electronic Equipment, Instruments & Components	5.27
Health Care Equipment & Supplies	4.71
Industry Types Each Less Than 3%	6.77
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
American Water Works Co., Inc.	9.27
Xylem, Inc.	6.71
Geberit AG	5.15
Veolia Environnement S.A.	4.96
IDEX Corp.	4.74
Danaher Corp.	4.71
Halma PLC	4.45
Aqua America, Inc.	4.31
Pentair PLC	3.39
United Utilities Group PLC	3.38
Total	51.07

*	Excluding money market fund holdings.

38

Invesco S&P Global Water Index ETF (CGW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P Global Water Index (Net)	25.41%	12.90%	43.91%	9.19%	55.18%	10.93%	182.08%	6.51%	119.45%
MSCI EAFE® Index (Net)	11.04	8.48	27.67	4.31	23.47	5.41	69.31	1.75	24.17
Fund
NAV Return	25.10	12.60	42.77	8.91	53.22	10.60	173.87	6.06	108.13
Market Price Return	25.27	12.53	42.50	8.91	53.21	10.62	174.44	6.06	108.06

Guggenheim S&P Global Water Index ETF (the “Predecessor Fund”) Inception: May 14, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.62%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

39

IDHQ	Manager’s Analysis
Invesco S&P International Developed Quality ETF (IDHQ)

As an index fund, Invesco S&P International Developed Quality ETF (the “Fund) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Quality Developed ex-U.S. LargeMidCap Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is constructed from constituents of the S&P Developed ex-U.S. LargeMidCap (the “Parent Index”) that the Index Provider identifies as being of the highest quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. In selecting constituent securities for the Index, the Index Provider calculates the quality score of each security in the Parent Index and selects the 100 highest-scoring securities based on a composite of the following three equally-weighted factors: (i) return-on-equity, calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share; (ii) accruals ratio, computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years; and (iii) financial leverage, calculated as the company’s latest total debt divided by the company’s book value. The Index is modified market-capitalization weighted, weighting component securities by multiplying their market capitalization and their quality score; securities with higher scores receive relatively greater weights. The Fund generally will invest all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 18.14%. On a net asset value (“NAV”) basis, the Fund returned 17.58%. During the same time period, the Index returned 17.93%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 11.04%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 925 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a quality ranking-driven weighting and stock selection methodology, as defined by the Index Provider, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the financials sector during the fiscal year ended October 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to and stock selection in the information technology and health care sectors, respectively.

For the fiscal year ended October 31, 2019, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. The materials sector was the only detracting sector from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included Roche Holding AG, a health care company (portfolio average weight of 5.16%), and ASML Holding NV, an information technology company (portfolio average weight of 1.80%). Positions that detracted most significantly from the Fund’s return included Bayer AG, a health care company (no longer held at fiscal year-end), and BHP Group Ltd, a materials company (portfolio average weight of 0.61%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Health Care	23.29
Industrials	17.80
Consumer Discretionary	15.62
Consumer Staples	9.80
Information Technology	9.51
Financials	8.97
Materials	7.35
Communication Services	4.03
Sector Types Each Less Than 3%	3.23
Money Market Funds Plus Other Assets Less Liabilities	0.40

40

Invesco S&P International Developed Quality ETF (IDHQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Roche Holding AG	5.16
Novartis AG	4.66
Novo Nordisk A/S, Class B	2.85
Unilever N.V.	2.82
ASML Holding N.V.	2.67
AstraZeneca PLC	2.51
LVMH Moet Hennessy Louis Vuitton S.E.	2.47
Diageo PLC	2.39
Airbus S.E.	2.19
CSL Ltd.	1.99
Total	29.71

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended — S&P Quality Developed ex-U.S. LargeMidCap Index (Net)	17.93%	10.35%	34.36%	7.19%	41.48%	7.37%	103.64%	2.74%	39.72%
MSCI EAFE® Index (Net)	11.04	8.48	27.67	4.31	23.47	5.41	69.31	1.86	25.65
Fund
NAV Return	17.58	10.19	33.80	7.02	40.41	6.84	93.83	1.92	26.55
Market Price Return	18.14	10.35	34.39	6.89	39.50	7.02	97.00	1.81	24.94

41

Invesco S&P International Developed Quality ETF (IDHQ) (continued)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index, and Benchmark Index are based on the inception date of the Fund.

-

The Blended-S&P Quality Developed ex-U.S. LargeMidCap Index is comprised of the performance of the QSG Developed International Opportunities Index, the Fund’s previous underlying index from Fund inception through March 1, 2012, followed by the performance of S&P International Developed High Quality Rankings Index, the Fund’s underlying index for the period March 1, 2012 through the conversion date, March 18, 2016, followed by the performance of the Index, starting from the conversion date through October 31, 2019.

-	Net returns reflect reinvested dividends net of withholding taxes.

42

Invesco China Real Estate ETF (TAO)

October 31, 2019

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.76%
Diversified Real Estate Activities-24.36%
Chinese Estates Holdings Ltd. (Hong Kong)	125,466	$91,246
Far East Consortium International Ltd. (Hong Kong)	264,907	112,213
Hang Lung Properties Ltd. (Hong Kong)	496,475	1,093,326
Henderson Land Development Co. Ltd. (Hong Kong)	433,009	2,168,443
Joy City Property Ltd. (China)	935,572	102,657
Kerry Properties Ltd. (Hong Kong)	156,856	508,330
New World Development Co. Ltd. (Hong Kong)	1,506,200	2,160,033
Shenzhen Investment Ltd. (China)	684,169	269,732
Sun Hung Kai Properties Ltd. (Hong Kong)	163,798	2,484,859
Swire Pacific Ltd., Class A (Hong Kong)	128,426	1,224,010
Swire Pacific Ltd., Class B (Hong Kong)	235,290	348,235
Wharf Holdings Ltd. (The) (Hong Kong)	288,566	656,091
Wheelock & Co. Ltd. (Hong Kong)	205,026	1,270,017

		12,489,192

Diversified REITs-0.85%
Sunlight REIT (Hong Kong)	265,259	180,050
Yuexiu REIT (Hong Kong)	387,505	257,588

		437,638

Office REITs-0.93%
Champion REIT (Hong Kong)	523,999	347,653
Prosperity REIT (Hong Kong)	323,155	127,403

		475,056

Real Estate Development-55.48%
Agile Group Holdings Ltd. (China)	380,619	514,764
Asian Growth Properties Ltd. (Hong Kong)(b)	76,080	-
China Aoyuan Group Ltd. (China)	339,672	435,983
China Evergrande Group (China)(c)(d)	794,523	1,940,259
China Jinmao Holdings Group Ltd. (China)	1,267,960	846,094
China Overseas Grand Oceans Group Ltd. (China)	432,497	224,589
China Overseas Land & Investment Ltd. (China)	724,174	2,291,427
China Resources Land Ltd. (China)	646,698	2,760,000
China SCE Group Holdings Ltd. (China)	543,018	249,418
China South City Holdings Ltd. (China)	1,173,814	136,286
China Vanke Co., Ltd., H Shares (China)	414,903	1,516,640
CIFI Holdings Group Co., Ltd. (China)	974,900	653,026
CK Asset Holdings Ltd. (Hong Kong)	319,041	2,226,615
Country Garden Holdings Co. Ltd. (China)(d)	1,936,215	2,697,662
Future Land Development Holdings Ltd. (China)(c)	450,404	476,396
Greentown China Holdings Ltd. (China)	342,634	316,942
Guangzhou R&F Properties Co. Ltd., H Shares (China)	267,147	415,154
Hopson Development Holdings Ltd. (China)	175,770	169,767
Jiayuan International Group Ltd. (China)	321,387	128,757
K Wah International Holdings Ltd. (Hong Kong)	394,196	215,765
Kaisa Group Holdings Ltd. (China)(c)	559,696	245,653
KWG Group Holdings Ltd. (China)(c)	308,876	312,119
Landing International Development Ltd. (Hong Kong)(c)	324,317	36,827
Logan Property Holdings Co. Ltd. (China)	330,859	505,721
Longfor Group Holdings Ltd. (China)(e)	376,346	1,565,367
Poly Property Group Co. Ltd. (China)	510,355	184,928

	Shares	Value
Real Estate Development-(continued)
Powerlong Real Estate Holdings Ltd. (China)	368,070	$244,669
Ronshine China Holdings Ltd. (China)(c)(e)	158,518	177,374
Shimao Property Holdings Ltd. (China)	260,289	875,080
Shui On Land Ltd. (China)	911,410	183,731
Sino Land Co. Ltd. (Hong Kong)	788,293	1,180,775
Sino-Ocean Group Holding Ltd. (China)	821,183	302,795
Sunac China Holdings Ltd. (China)	607,474	2,766,988
Times China Holdings Ltd. (China)	194,103	347,705
Wang On Properties Ltd. (Hong Kong)	1,000,353	117,423
Yanlord Land Group Ltd. (China)	172,654	153,504
Yuexiu Property Co. Ltd. (China)	1,629,079	359,583
Yuzhou Properties Co. Ltd. (China)	450,283	190,737
Zall Smart Commerce Group Ltd. (China)(c)(d)	1,115,769	108,193
Zhenro Properties Group Ltd. (China)(e)	551,451	372,902

		28,447,618

Real Estate Operating Companies-12.19%
China Dili Group (China)(c)	737,329	225,779
China Logistics Property Holdings Co. Ltd. (China)(c)(e)	416,358	162,024
Hang Lung Group Ltd. (Hong Kong)	225,242	564,994
Hongkong Land Holdings Ltd. (Hong Kong)	306,880	1,687,840
Hysan Development Co. Ltd. (Hong Kong)	162,685	642,421
Red Star Macalline Group Corp. Ltd., H Shares (China)(e)	168,439	135,178
SOHO China Ltd. (China)	492,135	168,279
Swire Properties Ltd. (Hong Kong)	276,810	872,349
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	303,849	1,791,064

		6,249,928

Retail REITs-5.95%
Fortune REIT (Hong Kong)	371,109	435,613
Link REIT (Hong Kong)	240,141	2,618,121

		3,053,734

Total Common Stocks & Other Equity Interests (Cost $55,627,553)		51,153,166

Money Market Funds-0.33%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(f) (Cost $170,594)	170,594	170,594

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $55,798,147)		51,323,760

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.15%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(f)(g)	1,208,923	1,208,923

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco China Real Estate ETF (TAO)–(continued)

October 31, 2019

	Shares	Value
Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(f)(g)	402,813	$402,974

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,611,874)		1,611,897

TOTAL INVESTMENTS IN SECURITIES-103.24% (Cost $57,410,021)		52,935,657
OTHER ASSETS LESS LIABILITIES-(3.24)%		(1,660,240)

NET ASSETS-100.00%		$51,275,417

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security valued using significant unobservable inputs (Level 3). See Note 4. (c) Non-income producing security.
(d)	All or a portion of this security was out on loan at October 31, 2019.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $2,412,845, which represented 4.71% of the Fund’s Net Assets.

(f)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

This Fund has holdings greater than 10% of net assets in the following countries:

China	50.20%
Hong Kong	49.56%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco China Small Cap ETF (HAO)

October 31, 2019

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.11%
Communication Services-2.88%
Bilibili, Inc., ADR (China)(b)(c)	22,870	$361,117
Bitauto Holdings Ltd., ADR (China)(b)	7,473	113,066
Changyou.com Ltd., ADR (China)(c)	4,748	45,391
CITIC Telecom International Holdings Ltd. (China)	441,630	167,914
Fang Holdings Ltd., ADR (China)(b)	9,218	18,528
HUYA, Inc., ADR (China)(b)	16,526	367,538
IMAX China Holding, Inc. (Hong Kong)(d)	32,242	73,224
Leyou Technologies Holdings Ltd. (China)(b)	292,059	96,885
NetDragon Websoft Holdings Ltd. (Hong Kong)	74,744	171,084
Sogou, Inc., ADR (China)(b)(c)	18,150	93,473
Sohu.com Ltd., ADR (China)(b)(c)	8,695	89,124
Tian Ge Interactive Holdings Ltd. (China)(b)(d)	159,716	42,794

		1,640,138

Consumer Discretionary-15.84%
361 Degrees International Ltd. (China)	214,086	43,977
Ajisen (China) Holdings Ltd. (Hong Kong)	176,000	50,525
Asia Television Holdings Ltd. (Hong Kong)(b)	1,582,171	8,075
BAIC Motor Corp. Ltd., H Shares (China)(d)	457,333	284,750
Baozun, Inc., ADR (China)(b)(c)	11,154	485,422
Bosideng International Holdings Ltd. (Hong Kong)	1,048,973	543,378
Bright Scholar Education Holdings Ltd., ADR (China)(c)	8,866	81,124
Chaowei Power Holdings Ltd. (China)	146,009	52,907
China Animation Characters Co. Ltd. (Hong Kong)(d)	143,380	34,392
China Dongxiang Group Co. Ltd. (China)	1,050,011	117,893
China Education Group Holdings Ltd. (China)(c)(d)	144,922	217,077
China First Capital Group Ltd. (Hong Kong)(b)	984,315	280,059
China Harmony New Energy Auto Holding Ltd. (China)	201,262	69,332
China Lilang Ltd. (China)	134,888	108,768
China Maple Leaf Educational Systems Ltd. (China)(c)	430,408	135,640
China New Higher Education Group Ltd. (China)(d)	213,079	86,725
China Travel International Investment Hong Kong Ltd. (China)	627,645	99,299
China Yongda Automobiles Services Holdings Ltd. (China)	354,613	301,781
China Yuhua Education Corp. Ltd. (China)(d)	321,025	184,725
China ZhengTong Auto Services Holdings Ltd. (China)	261,224	78,324
Citychamp Watch & Jewellery Group Ltd. (Hong Kong)(b)	388,359	84,235
Cogobuy Group (China)(b)(d)	160,198	26,571
Cosmo Lady China Holdings Co. Ltd. (China)(d)	193,997	28,712
Crystal International Group Ltd. (Hong Kong)(d)	164,226	63,489
Dah Chong Hong Holdings Ltd. (China)	233,698	106,745
Fu Shou Yuan International Group Ltd. (China)	314,928	278,456
Golden Eagle Retail Group Ltd. (China)	125,844	138,726
GOME Retail Holdings Ltd. (China)(b)(c)	3,102,276	281,028

	Shares	Value
Consumer Discretionary-(continued)
Goodbaby International Holdings Ltd. (China)(b)	259,176	$37,697
Grand Baoxin Auto Group Ltd. (China)(b)	188,093	37,918
Haichang Ocean Park Holdings Ltd. (China)(b)(d)	368,722	40,458
Hailiang Education Group, Inc., ADR (China)(b)(c)	1,184	78,416
Hisense Home Appliances Group Co. Ltd., H Shares (China)	96,581	89,339
Huayi Tencent Entertainment Co. Ltd. (Hong Kong)(b)	2,062,973	25,795
Imperial Pacific International Holdings Ltd. (Hong Kong)(b)	15,235,629	283,808
JNBY Design Ltd. (China)(d)	61,278	87,566
Jumei International Holding Ltd., ADR (China)(b)	21,067	43,398
Kandi Technologies Group, Inc. (China)(b)(c)	10,947	54,516
Kasen International Holdings Ltd. (China)(b)(c)	171,486	106,116
Li Ning Co. Ltd. (China)	504,901	1,716,781
Ozner Water International Holding Ltd. (China)(b)(c)(d)	196,610	37,377
Pou Sheng International (Holdings) Ltd. (Hong Kong)	586,100	221,348
Q Technology Group Co. Ltd. (China)(b)(d)	112,066	149,275
Qingling Motors Co. Ltd., H Shares (China)	212,951	51,623
Shanghai Jin Jiang International Hotels Group Co., Ltd., H Shares (China)	356,913	53,279
Skyworth Group Ltd. (Hong Kong)	493,980	127,943
Tarena International, Inc., ADR (China)(b)	9,375	7,276
TCL Electronics Holdings Ltd. (China)	224,336	106,476
Tianneng Power International Ltd. (China)	208,409	136,410
Tuniu Corp., ADR (China)(b)(c)	10,707	32,121
Virscend Education Co. Ltd. (China)(c)(d)	462,466	132,172
Wisdom Education International Holdings Co. Ltd. (China)(d)	158,183	68,014
Xiabuxiabu Catering Management China Holdings Co., Ltd. (China)(b)(d)	121,190	162,046
Xingda International Holdings Ltd. (China)	110,900	30,988
Xinhua Winshare Publishing and Media Co. Ltd., H Shares (China)	127,663	90,726
Xtep International Holdings Ltd. (China)	338,131	196,726
Yadea Group Holdings Ltd. (China)(d)	293,156	63,586
Zhongsheng Group Holdings Ltd. (China)	143,839	478,075

		9,019,404

Consumer Staples-6.32%
Ausnutria Dairy Corp. Ltd. (China)(b)(c)	189,794	283,806
China Agri-Industries Holdings Ltd. (China)	635,915	210,141
China Foods Ltd. (China)	209,920	86,510
China Huishan Dairy Holdings Co. Ltd. (China)(b)(e)	1,348,437	0
China Huiyuan Juice Group Ltd. (China)(b)(e)	222,871	0
China Modern Dairy Holdings Ltd. (China)(b)	688,339	98,363
CP Pokphand Co. Ltd. (Hong Kong)	1,524,351	126,418
Dali Foods Group Co. Ltd. (China)(d)	591,126	405,010
Health & Happiness H&H International Holdings Ltd. (China)	60,786	241,199
Tibet Water Resources Ltd. (Hong Kong)(b)	466,166	76,726

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco China Small Cap ETF (HAO)–(continued)

October 31, 2019

	Shares	Value
Consumer Staples-(continued)
Tsingtao Brewery Co., Ltd., H Shares (China)	107,717	$626,014
Uni-President China Holdings Ltd. (China)	360,514	372,579
Vinda International Holdings Ltd. (Hong Kong)	85,555	161,554
Yihai International Holding Ltd. (China)(b)	120,398	820,298
Zhou Hei Ya International Holdings Co. Ltd. (China)(d)	171,508	86,436

		3,595,054

Energy-2.26%
Anton Oilfield Services Group (China)	570,948	56,820
China Coal Energy Co. Ltd., H Shares (China)	603,346	240,947
China Suntien Green Energy Corp. Ltd., H Shares (China)	491,851	143,080
COSCO SHIPPING Energy Transportation Co. Ltd., H Shares (China)	301,789	130,146
NewOcean Energy Holdings Ltd. (Hong Kong)(b)	258,649	41,911
Sinopec Kantons Holdings Ltd. (China)	286,969	117,165
Sinopec Oilfield Service Corp., H Shares (China)(b)	608,841	65,252
Yanzhou Coal Mining Co. Ltd., H Shares (China)	482,429	490,573

		1,285,894

Financials-8.34%
Bank of Chongqing Co. Ltd., H Shares (China)	136,495	80,284
Bank of Gansu Co. Ltd., H Shares (China)(d)	402,554	90,396
Central China Securities Co. Ltd., H Shares (China)(d)	323,881	62,812
China Everbright Bank Co. Ltd., H Shares (China)	875,896	403,433
China International Capital Corp. Ltd., H Shares (China)(c)(d)	308,506	564,448
China Merchants Securities Co., Ltd., H Shares (China)(d)	217,257	246,703
China Minsheng Financial Holding Corp. Ltd. (China)(b)	2,834,575	41,591
China Reinsurance Group Corp., H Shares (China)	1,750,062	285,808
Chong Sing Holdings FinTech Gr (China)(b)(e)	4,230,158	6,477
Chongqing Rural Commercial Bank Co., Ltd., H Shares (China)	673,088	359,830
CSC Financial Co. Ltd., H Shares (China)(d)	228,548	158,922
Everbright Securities Co., Ltd., H Shares (China)(d)	85,201	60,550
Fanhua, Inc., ADR (China)(c)	13,197	332,828
Guotai Junan International Holdings Ltd. (China)	755,169	127,183
Guotai Junan Securities Co., Ltd., H Shares (China)(d)	212,272	325,001
Huishang Bank Corp. Ltd., H Shares (China)	550,602	208,644
LexinFintech Holdings Ltd., ADR (China)(b)	16,444	186,475
Noah Holdings Ltd., ADR (China)(b)(c)	6,969	211,091
Orient Securities Co., Ltd., H Shares (China)(d)	209,862	117,547
PPDAI Group, Inc., ADR (China)	31,540	88,312
Qudian, Inc., ADR (China)(b)(c)	34,869	241,642
Sheng Ye Capital Ltd. (China)(d)	93,666	83,416
Yiren Digital Ltd., ADR (China)(b)	3,798	24,573
Yixin Group Ltd. (China)(b)(c)(d)	605,262	144,410

	Shares	Value
Financials-(continued)
Zhengqi Financial Holdings Corp., Rts. (China)(b)(e)	13,210	$0
ZhongAn Online P&C Insurance Co. Ltd., H Shares (China)(b)(c)(d)	89,272	298,420

		4,750,796

Health Care-7.97%
3SBio, Inc. (China)(b)(d)	218,800	409,254
AK Medical Holdings Ltd. (China)(d)	90,128	102,804
Anxin-China Holdings Ltd. (China)(b)(e)	2,827,938	0
China Animal Healthcare Ltd. (China)(b)(e)	863,000	0
China Grand Pharmaceutical and Healthcare Holdings Ltd. (Hong Kong)	427,190	245,270
China Resources Medical Holdings Co. Ltd. (China)	239,043	137,551
China Shineway Pharmaceutical Group Ltd. (China)	80,549	77,592
Consun Pharmaceutical Group Ltd. (China)	125,371	75,181
Dawnrays Pharmaceutical Holdings Ltd. (China)	230,926	40,954
Essex Bio-technology Ltd. (China)	121,854	93,905
Genertec Universal Medical Group Co. Ltd. (China)(d)	306,073	209,315
Genscript Biotech Corp. (China)(b)	279,531	671,927
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H Shares (China)	64,258	203,735
Hua Han Health Industry Holdings Ltd. (Hong Kong)(b)(e)	2,279,911	0
Lifetech Scientific Corp. (China)(b)	671,725	113,987
Livzon Pharmaceutical Group, Inc., H Shares (China)	45,118	132,113
Luye Pharma Group Ltd. (China)(c)(d)	508,113	376,659
MicroPort Scientific Corp. (China)	162,084	166,888
Shanghai Haohai Biological Technology Co. Ltd., H Shares (China)(d)	11,522	66,594
Sihuan Pharmaceutical Holdings Group Ltd. (China)	1,035,688	136,106
Sinovac Biotech Ltd. (China)(b)(e)	8,228	53,235
SSY Group Ltd. (Hong Kong)	462,567	387,159
Tong Ren Tang Technologies Co. Ltd., H Shares (China)	170,244	169,642
United Laboratories International Holdings Ltd. (The) (Hong Kong)	184,445	106,134
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., H Shares (China)(d)	34,008	209,141
Zai Lab Ltd., ADR (China)(b)	10,481	354,153

		4,539,299

Industrials-18.56%
51job, Inc., ADR (China)(b)	6,946	547,136
A-Living Services Co. Ltd., H Shares (China)(d)	95,956	291,380
Anhui Expressway Co. Ltd., H Shares (China)	87,812	51,650
AviChina Industry & Technology Co. Ltd., H Shares (China)	791,432	374,627
BEST, Inc., ADR (China)(b)(c)	60,791	346,509
CAR, Inc. (China)(b)	207,794	169,678
China Aircraft Leasing Group Holdings Ltd. (China)(d)	82,074	84,821
China Communications Services Corp. Ltd., H Shares (China)	688,031	425,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco China Small Cap ETF (HAO)–(continued)

October 31, 2019

	Shares	Value
Industrials-(continued)
China Eastern Airlines Corp. Ltd., H Shares (China)(b)	581,602	$290,886
China Energy Engineering Corp. Ltd., H Shares (China)	1,785,414	179,961
China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)	122,607	72,428
China International Marine Containers Group Co. Ltd., H Shares (China)	130,437	114,998
China Lesso Group Holdings Ltd. (China)	285,523	295,443
China Machinery Engineering Corp., H Shares (China)	238,076	93,861
China Southern Airlines Co., Ltd., H Shares (China)	442,398	273,193
CIMC Enric Holdings Ltd. (China)	178,779	97,171
CITIC Resources Holdings Ltd. (China)	678,067	44,122
COSCO SHIPPING Development Co., Ltd., H Shares (China)	1,058,477	118,844
COSCO SHIPPING Holdings Co. Ltd., H Shares (China)(b)	742,924	278,678
COSCO SHIPPING International Hong Kong Co. Ltd. (China)	150,400	38,187
CSSC Offshore and Marine Engineering Group Co. Ltd., H Shares (China)(b)	70,623	53,433
Dalian Port PDA Co. Ltd., H Shares (China)	490,347	61,937
Dongfang Electric Corp. Ltd., H Shares (China)	97,920	55,221
Dongjiang Environmental Co. Ltd., H Shares (China)	52,480	43,858
Greentown Service Group Co. Ltd. (China)(d)	343,109	390,051
Guangshen Railway Co., Ltd., H Shares (China)	412,901	132,230
Haitian International Holdings Ltd. (China)	188,028	444,778
Harbin Electric Co. Ltd., H Shares (China)(b)(c)	194,261	49,571
Jiangsu Expressway Co. Ltd., H Shares (China)	350,775	466,345
Lonking Holdings Ltd. (China)	542,076	150,775
Metallurgical Corp. of China Ltd., H Shares (China)	826,868	175,128
Qingdao Port International Co., Ltd., H Shares (China)(d)	297,586	170,858
Qinhuangdao Port Co. Ltd., H Shares (China)	193,603	36,064
Sany Heavy Equipment International Holdings Co. Ltd. (China)	276,964	145,590
Seaspan Corp. (Hong Kong)	21,723	235,477
Shanghai Electric Group Co., Ltd., H Shares (China)	855,499	261,964
Shanghai Industrial Holdings Ltd. (China)	124,854	232,577
Shenzhen Expressway Co. Ltd., H Shares (China)	199,699	267,533
Shenzhen International Holdings Ltd. (China)	272,779	555,463
Shougang Concord International Enterprises Co. Ltd. (China)	2,288,699	108,044
Sichuan Expressway Co. Ltd., H Shares (China)	218,373	63,804
SingAsia Holdings Ltd. (Singapore)(b)	156,132	1,275
Sinopec Engineering Group Co. Ltd., H Shares (China)	390,941	223,959
Sinotrans Ltd., H Shares (China)	617,880	182,107
Sinotruk Hong Kong Ltd. (China)	190,609	288,916
SITC International Holdings Co. Ltd. (China)	376,502	415,523

	Shares	Value
Industrials-(continued)
Tianjin Port Development Holdings Ltd. (China)	443,439	$40,736
Xinjiang Goldwind Science & Technology Co., Ltd., H Shares (China)	222,766	266,318
Yuexiu Transport Infrastructure Ltd. (China)	246,256	227,477
Zhejiang Expressway Co., Ltd., H Shares (China)	411,874	337,899
Zoomlion Heavy Industry Science and Technology Co., Ltd., H Shares (China)	399,617	294,192

		10,568,432

Information Technology-10.82%
21Vianet Group, Inc., ADR (China)(b)	16,302	138,241
AGTech Holdings Ltd. (Hong Kong)(b)	537,583	25,721
BYD Electronic International Co. Ltd. (China)	181,491	313,071
Camsing International Holding Ltd. (Hong Kong)(e)	122,874	18,186
Cheetah Mobile, Inc., ADR (China)(c)	12,726	49,250
China Railway Signal & Communication Corp. Ltd., H Shares (China)(d)	407,944	244,110
Chinasoft International Ltd. (China)(b)	564,395	243,395
Comba Telecom Systems Holdings Ltd. (Hong Kong)	407,059	94,004
Daqo New Energy Corp., ADR (China)(b)(c)	2,592	98,392
Digital China Holdings Ltd. (Hong Kong)	293,113	152,957
FIT Hon Teng Ltd. (Taiwan)(d)	449,140	182,803
GCL-Poly Energy Holdings Ltd. (China)(b)(c)	3,883,830	156,093
GDS Holdings Ltd., ADR (China)(b)(c)	19,365	807,133
Hi Sun Technology China Ltd. (Hong Kong)(b)	527,519	91,535
Hollysys Automation Technologies Ltd. (China)	15,980	225,478
Hua Hong Semiconductor Ltd. (China)(d)	115,038	232,198
JinkoSolar Holding Co. Ltd., ADR (China)(b)(c)	8,996	129,902
Ju Teng International Holdings Ltd. (China)	245,441	57,307
Kingboard Laminates Holdings Ltd. (Hong Kong)	257,078	236,161
Kingdee International Software Group Co. Ltd. (China)	639,946	703,821
Legend Holdings Corp., H Shares (China)(d)	157,381	346,982
Link Motion, Inc., ADR (China)(b)(e)	35,350	0
Meitu, Inc. (China)(b)(c)(d)	462,134	102,596
Nanjing Sample Technology Co. Ltd., H Shares (China)	52,124	39,370
National Agricultural Holdings Ltd. (China)(b)(e) .	308,064	0
O-Net Technologies Group Ltd. (China)	117,864	66,919
Shanghai Fudan Microelectronics Group Co. Ltd., H Shares (China)(b)	76,004	57,699
Wasion Holdings Ltd. (China)	120,455	59,784
Xinyi Solar Holdings Ltd., A Shares (China)	973,320	551,379
Xunlei Ltd., ADR (China)(b)(c)	9,539	52,274
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., H Shares (China)(d)	44,492	70,164
ZTE Corp., H Shares (China)(b)	217,457	610,390

		6,157,315

Materials-7.97%
Aluminum Corp. of China Ltd., H Shares (China)(b)	1,135,404	337,534
Angang Steel Co. Ltd., H Shares (China)(c)	406,013	136,241
BBMG Corp., H Shares (China)	612,713	175,894
China BlueChemical Ltd., H Shares (China)	469,213	114,344

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco China Small Cap ETF (HAO)–(continued)

October 31, 2019

	Shares	Value
Materials-(continued)
China Hongqiao Group Ltd. (China)	468,602	$260,677
China Metal Resources Utilization Ltd. (China)(b)(d)	377,992	149,505
China Molybdenum Co., Ltd., H Shares (China)	1,040,854	329,346
China Oriental Group Co. Ltd. (China)	331,916	116,035
China Sanjiang Fine Chemicals Co. Ltd. (China)	198,932	41,118
China Zhongwang Holdings Ltd. (China)	407,940	169,678
CPMC Holdings Ltd. (China)	213,677	85,605
Dongyue Group Ltd. (China)	334,686	157,144
Fufeng Group Ltd. (China)(b)	307,063	141,823
Greatview Aseptic Packaging Co. Ltd. (China)	215,137	108,424
Huabao International Holdings Ltd. (Hong Kong)	232,557	85,157
Jiangxi Copper Co., Ltd., H Shares (China)	331,488	388,682
Jinchuan Group International Resources Co. Ltd. (China)	834,876	67,108
Lee & Man Paper Manufacturing Ltd. (China)	365,199	203,621
Maanshan Iron & Steel Co. Ltd., H Shares (China)(c)	498,552	188,920
MMG Ltd. (China)(b)	627,827	131,370
Shandong Chenming Paper Holdings Ltd., H Shares (China)	100,255	41,828
Shougang Fushan Resources Group Ltd. (China)	976,978	201,935
Silver Grant International Holdings Group Ltd. (China)(b)	337,456	54,680
Sinofert Holdings Ltd. (China)(b)	505,470	51,594
Sinopec Shanghai Petrochemical Co. Ltd., H Shares (China)	884,542	246,029
Tiangong International Co. Ltd. (China)	285,234	101,899
West China Cement Ltd. (China)	734,418	118,066
Zhaojin Mining Industry Co. Ltd., H Shares (China)	301,975	335,583

		4,539,840

Real Estate-15.54%
Beijing Capital Land Ltd., H Shares (China)	246,830	83,141
Beijing North Star Co. Ltd., H Shares (China)	203,588	62,601
C C Land Holdings Ltd. (Hong Kong)	457,978	102,842
Central China Real Estate Ltd. (China)	196,768	90,379
China Aoyuan Group Ltd. (China)	371,272	476,542
China Dili Group (China)(b)(c)	806,976	247,106
China Logistics Property Holdings Co. Ltd. (China)(b)(d)	456,409	177,609
China Overseas Grand Oceans Group Ltd. (China)	472,646	245,438
China Overseas Property Holdings Ltd. (China)	367,249	224,912
China SCE Group Holdings Ltd. (China)	593,637	272,668
China South City Holdings Ltd. (China)	1,284,810	149,173
Colour Life Services Group Co. Ltd. (China)(b)(d)	110,942	62,989
Fantasia Holdings Group Co. Ltd. (China)(b)(c)	364,997	55,418
Future Land Development Holdings Ltd. (China)(b)(c)	492,566	520,991
Greentown China Holdings Ltd. (China)	375,142	347,012
Guorui Properties Ltd. (China)(d)	217,892	41,979
Hopson Development Holdings Ltd. (China)	191,388	184,851
Jiayuan International Group Ltd. (China)	352,665	141,287

	Shares	Value
Real Estate-(continued)
Joy City Property Ltd. (China)	1,023,331	$112,286
Kaisa Group Holdings Ltd. (China)(b)	612,976	269,038
KWG Group Holdings Ltd. (China)(b)	338,278	341,830
Logan Property Holdings Co. Ltd. (China)	362,012	553,339
LVGEM China Real Estate Investment Co. Ltd. (China)	329,944	118,714
Mingfa Group International Co. Ltd. (Hong Kong)(b)(e)	563,025	0
Minmetals Land Ltd. (China)	365,460	51,758
Poly Property Group Co. Ltd. (China)	558,160	202,250
Powerlong Real Estate Holdings Ltd. (China)	402,376	267,474
Red Star Macalline Group Corp. Ltd., H Shares (China)(d)	184,363	147,957
Redco Properties Group Ltd. (China)(d)	255,472	164,932
Ronshine China Holdings Ltd. (China)(b)(d)	173,939	194,629
Shanghai Industrial Urban Development Group Ltd. (China)	526,431	65,823
Shenzhen Investment Ltd. (China)	749,277	295,401
Shui On Land Ltd. (China)	997,714	201,129
Sino-Ocean Group Holding Ltd. (China)	898,870	331,441
Skyfame Realty Holdings Ltd. (China)	845,907	118,721
SOHO China Ltd. (China)	539,013	184,309
Suncity Group Holdings Ltd. (China)(b)(c)	484,110	114,886
Sunshine 100 China Holdings Ltd. (China)(b)(c)(d)	192,184	34,329
Times China Holdings Ltd. (China)	212,839	381,267
Xinyuan Real Estate Co. Ltd., ADR (China)	8,966	32,816
Yanlord Land Group Ltd. (China)	189,039	168,072
Yuexiu Property Co. Ltd. (China)	1,781,948	393,326
Yuzhou Properties Co. Ltd. (China)	492,603	208,664
Zhenro Properties Group Ltd. (China)(d)	603,854	408,337

		8,849,666

Utilities-3.61%
Beijing Enterprises Clean Energy Group Ltd. (China)(b)(c)	9,147,630	103,875
Beijing Jingneng Clean Energy Co. Ltd., H Shares (China)	570,042	101,096
China Datang Corp. Renewable Power Co. Ltd., H Shares (China)	655,270	68,556
China Everbright Greentech Ltd. (China)(d)	172,448	96,370
China Oil & Gas Group Ltd. (China)(b)	1,255,551	54,466
China Power International Development Ltd. (China)	1,241,629	259,805
China Tian Lun Gas Holdings Ltd. (China)	77,168	72,957
China Water Affairs Group Ltd. (Hong Kong)	245,671	188,069
Concord New Energy Group Ltd. (Hong Kong) .	1,846,056	93,036
Datang International Power Generation Co. Ltd., H Shares (China)	809,028	159,995
Huadian Fuxin Energy Corp. Ltd., H Shares (China)(c)	517,640	100,388
Huadian Power International Corp. Ltd., H Shares (China)	468,880	175,882
Huaneng Renewables Corp. Ltd., H Shares (China)	1,375,773	526,598
SIIC Environment Holdings Ltd. (Singapore)	337,670	55,825

		2,056,918

Total Common Stocks & Other Equity Interests (Cost $68,249,207)		57,002,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco China Small Cap ETF (HAO)–(continued)

October 31, 2019

	Shares	Value
Money Market Funds-0.17%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(f) (Cost $95,190)	95,190	$95,190

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.28% (Cost $68,344,397)		57,097,946

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.07%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(f)(g)	3,447,475	3,447,475

	Shares	Value
Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(f)(g)	1,148,699	$1,149,158

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,596,558)		4,596,633

TOTAL INVESTMENTS IN SECURITIES-108.35% (Cost $72,940,955)		61,694,579
OTHER ASSETS LESS LIABILITIES-(8.35)%		(4,754,037)

NET ASSETS-100.00%		$56,940,542

Investment Abbreviations:

ADR-American Depositary Receipt

Rts. -Rights

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2019.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $9,395,390, which represented 16.50% of the Fund’s Net Assets.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(f)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

This Fund has holdings greater than 10% of net assets in the following country:

China	91.77%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco China Technology ETF (CQQQ)

October 31, 2019

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.17%
Capital Markets-0.53%
Hithink RoyalFlush Information Network Co., Ltd., A Shares (China)	196,000	$2,708,184

Diversified Financial Services-0.00%
Zhengqi Financial Holdings Corp., Rts. (China)(b)(c)	122,862	0

Diversified Telecommunication Services-0.09%
Dr Peng Telecom & Media Group Co., Ltd., A Shares (China)(b)	522,101	483,111

Electrical Equipment-0.36%
Qingdao TGOOD Electric Co., Ltd., A Shares (China)	363,618	841,416
Sieyuan Electric Co., Ltd., A Shares (China)	277,120	488,034
Suzhou Anjie Technology Co., Ltd., A Shares (China)	251,100	505,741

		1,835,191

Electronic Equipment, Instruments & Components-14.99%
All Winner Technology Co. Ltd., A Shares (China)	103,223	365,625
Avary Holding Shenzhen Co. Ltd., A Shares (China)	300,956	1,888,621
BOE Technology Group Co., Ltd., A Shares (China)	12,342,874	6,263,192
BOE Technology Group Co., Ltd., B Shares (China)	4,874,539	1,573,495
Chaozhou Three-Circle Group Co., Ltd., A Shares (China)	635,290	1,694,913
Guangdong Ellington Electronics Technology Co., Ltd., A Shares (China)	246,800	356,410
Guangdong LY Intelligent Manufacturing Co., Ltd., A Shares (China)(b)	2,487,800	3,603,304
Guangzhou Shiyuan Electronic Technology Co., Ltd., A Shares (China)	85,100	1,034,810
Hangzhou Century Co., Ltd., A Shares (China)	294,460	572,982
Hangzhou Hikvision Digital Technology Co., Ltd., A Shares (China)	3,407,597	15,668,727
Hengdian Group DMEGC Magnetics Co., Ltd., A Shares (China)	599,200	561,266
Leyard Optoelectronic Co., Ltd., A Shares (China)	926,900	873,489
Nanjing Huadong Electronics Information & Technology Co., Ltd., A Shares (China)(b)	722,800	209,585
NAURA Technology Group Co. Ltd., A Shares (China)	166,857	1,677,962
OFILM Group Co., Ltd., A Shares (China)(b)	988,773	1,571,266
Shengyi Technology Co., Ltd., A Shares (China)	829,598	2,653,148
Shennan Circuits Co., Ltd., A Shares (China) .	44,760	946,937
Shenzhen Everwin Precision Technology Co., Ltd., A Shares (China)	331,700	697,308
Sunny Optical Technology Group Co., Ltd. (China)	1,366,135	22,101,627
Tianma Microelectronics Co., Ltd., A Shares (China)	746,500	1,462,144

	Shares	Value
Electronic Equipment, Instruments & Components-(continued)
Tunghsu Optoelectronic Technology Co., Ltd., A Shares (China)	1,997,600	$1,354,372
Unigroup Guoxin Microelectronics Co., Ltd., A Shares (China)	221,200	1,602,233
Unisplendour Corp. Ltd., A Shares (China)	345,756	1,445,851
Universal Scientific Industrial Shanghai Co., Ltd., A Shares (China)	299,100	623,249
Westone Information Industry, Inc., A Shares (China)	305,500	1,110,333
Wuhan Guide Infrared Co., Ltd., A Shares (China)	341,323	1,056,658
WUS Printed Circuit Kunshan Co., Ltd., A Shares (China)	628,800	1,938,578
Xiamen Meiya Pico Information Co., Ltd., A Shares (China)	289,780	688,266
Zhejiang Crystal-Optech Co., Ltd., A Shares (China)	408,870	869,417

		76,465,768

Entertainment-8.10%
Hangzhou Shunwang Technology Co., Ltd., A Shares (China)(b)	253,100	670,218
NetEase, Inc., ADR (China)	113,626	32,481,129
Tencent Music Entertainment Group, ADR (China)(b)	589,306	8,155,995

		41,307,342

Health Care Technology-0.28%
Winning Health Technology Group Co., Ltd., A Shares (China)	591,438	1,401,380

Interactive Media & Services-33.93%
58.com, Inc., ADR (China)(b)	368,284	19,449,078
Autohome, Inc., ADR (China)(b)(d)	209,278	17,696,548
Baidu, Inc., ADR (China)(b)	330,120	33,622,722
Momo, Inc., ADR (China)	532,411	17,846,417
SINA Corp. (China)(b)	312,655	12,381,138
Tencent Holdings Ltd. (China)	1,049,790	42,968,298
Weibo Corp., ADR (China)(b)(d)	270,895	13,325,325
YY, Inc., ADR (China)(b)	276,890	15,738,428

		173,027,954

Internet & Direct Marketing Retail-20.55%
Alibaba Group Holding Ltd., ADR (China)(b)	290,958	51,403,550
Hangzhou Lianluo Interactive Information Technology Co., Ltd., A Shares (China)(b)	793,600	417,364
Meituan Dianping, B Shares (China)(b)(e)	4,432,565	52,963,205

		104,784,119

IT Services-5.55%
Beijing Lanxum Technology Co., Ltd., A Shares (China)(b)	316,500	450,318
Beijing Teamsun Technology Co., Ltd., A Shares (China)(b)	401,800	651,639
Beijing Ultrapower Software Co., Ltd., A Shares (China)(b)	714,800	331,217
China TransInfo Technology Co., Ltd., A Shares (China)	348,271	866,791
DHC Software Co., Ltd., A Shares (China)	1,135,600	1,152,484
GDS Holdings Ltd., ADR (China)(b)(d)	266,107	11,091,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco China Technology ETF (CQQQ)–(continued)

October 31, 2019

	Shares	Value
IT Services-(continued)
Taiji Computer Corp. Ltd., A Shares (China)	150,900	$690,218
TravelSky Technology Ltd., H Shares (China)	4,855,833	11,089,913
Wangsu Science & Technology Co., Ltd., A Shares (China)	886,845	1,201,301
Wonders Information Co., Ltd., A Shares (China)	400,700	786,546

		28,311,767

Machinery-0.37%
Han’s Laser Technology Industry Group Co. Ltd., A Shares (China)	347,200	1,875,316

Media-1.76%
China Literature Ltd. (China)(b)(d)(e)	1,126,521	4,434,103
Focus Media Information Technology Co., Ltd., A Shares (China)	5,350,060	4,562,692

		8,996,795

Metals & Mining-0.15%
Shenghe Resources Holding Co., Ltd., A Shares (China)	639,809	752,995

Pharmaceuticals-0.00%
Anxin-China Holdings Ltd. (China)(b)(c)	2,144,054	0

Real Estate Management & Development-0.14%
Shenzhen Huaqiang Industry Co., Ltd., A Shares (China)	354,120	697,630

Semiconductors & Semiconductor Equipment-2.99%
Beijing Jingyuntong Technology Co., Ltd., A Shares (China)	623,900	266,040
Gigadevice Semiconductor Beijing, Inc., A Shares (China)	116,788	2,555,246
Jiangsu Changjiang Electronics Technology Co., Ltd., A Shares (China)(b)	584,202	1,549,480
LONGi Green Energy Technology Co., Ltd., A Shares (China)	1,321,032	4,288,650
Sanan Optoelectronics Co., Ltd., A Shares (China)	1,486,615	3,211,836
Shenzhen Goodix Technology Co., Ltd., A Shares (China)	65,400	1,691,844
Tianjin Zhonghuan Semiconductor Co., Ltd., A Shares (China)	1,015,325	1,659,641

		15,222,737

Software-7.96%
Beijing Orient National Communication Science & Technology Co., Ltd., A Shares (China)	385,200	682,206
Beijing Shiji Information Technology Co., Ltd., A Shares (China)	388,903	2,009,909
Bluedon Information Security Technology Co., Ltd., A Shares (China)	455,700	387,339
China National Software & Service Co., Ltd., A Shares (China)	180,200	1,766,295
Glodon Co., Ltd., A Shares (China)	410,625	1,861,861
Hundsun Technologies, Inc., A Shares (China)	292,867	3,174,523
Iflytek Co., Ltd., A Shares (China)	802,200	3,773,033
Kingdee International Software Group Co. Ltd. (China)	11,516,998	12,666,538
Link Motion, Inc., ADR (China)(b)(c)	367,331	0

	Shares	Value
Software-(continued)
National Agricultural Holdings Ltd. (China)(b)(c)	534,446	$0
Newland Digital Technology Co., Ltd., A Shares (China)	380,600	841,221
NSFOCUS Information Technology Co., Ltd., A Shares (China)	270,700	750,683
Sangfor Technologies, Inc., A Shares (China)	52,000	916,508
Shanghai 2345 Network Holding Group Co., Ltd., A Shares (China)	1,222,500	566,471
Shanghai Baosight Software Co. Ltd., A Shares (China)	188,493	847,166
Shanghai Baosight Software Co. Ltd., B Shares (China)	1,548,810	2,797,151
Shenzhen Infogem Technologies Co., Ltd., A Shares (China)	257,600	590,597
Shenzhen Kingdom Sci-Tech Co., Ltd., A Shares (China)(b)	311,100	893,671
Thunder Software Technology Co., Ltd., A Shares (China)	131,200	726,361
Venustech Group, Inc., A Shares (China)	326,835	1,534,899
Yonyou Network Technology Co., Ltd., A Shares (China)	906,403	3,809,639

		40,596,071

Technology Hardware, Storage & Peripherals-2.36%
China Greatwall Technology Group Co., Ltd., A Shares (China)	1,070,246	2,202,741
Dawning Information Industry Co., Ltd., A Shares (China)	293,100	1,392,302
Inspur Electronic Information Industry Co., Ltd., A Shares (China)	469,958	1,762,827
Legend Holdings Corp., H Shares (China)(e)	2,686,656	5,923,347
Shenzhen Kaifa Technology Co., Ltd., A Shares (China)	536,317	775,271

		12,056,488

Trading Companies & Distributors-0.06%
Zhejiang NetSun Co., Ltd., A Shares (China)	92,108	300,070

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.17% (Cost $510,467,113)		510,822,918

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.36%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(f)(g)	20,515,711	20,515,711
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(f)(g)	6,835,836	6,838,570

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $27,353,886)		27,354,281

TOTAL INVESTMENTS IN SECURITIES-105.53% (Cost $537,820,999)		538,177,199
OTHER ASSETS LESS LIABILITIES-(5.53)%		(28,212,812)

NET ASSETS-100.00%		$509,964,387

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco China Technology ETF (CQQQ)–(continued)

October 31, 2019

Investment Abbreviations:

ADR-American Depositary Receipt

Rts. -Rights

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(d)	All or a portion of this security was out on loan at October 31, 2019.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $63,320,655, which represented 12.42% of the Fund’s Net Assets.

(f)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

This Fund has holdings greater than 10% of net assets in the following country:

China	100.17%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco DWA Developed Markets Momentum ETF (PIZ)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Australia-11.62%
Afterpay Touch Group Ltd.(a)	79,237	$1,575,477
Aristocrat Leisure Ltd.	58,259	1,269,149
CSL Ltd.	17,827	3,144,538
Evolution Mining Ltd.	444,711	1,265,365
Macquarie Group Ltd.	11,962	1,103,664
Ramsay Health Care Ltd.	116,899	5,516,018
REA Group Ltd.	72,214	5,402,552
Sonic Healthcare Ltd.	55,954	1,100,203

		20,376,966

Belgium-2.82%
Galapagos N.V.(a)	9,453	1,738,021
Sofina S.A.	5,050	1,116,666
Warehouses De Pauw CVA	11,234	2,083,021

		4,937,708

Canada-12.28%
Alimentation Couche-Tard, Inc., Class B	64,155	1,928,042
Canadian Apartment Properties REIT	43,828	1,828,682
Canadian Imperial Bank of Commerce	12,698	1,085,033
Canadian National Railway Co.	24,382	2,185,262
CGI, Inc.(a)	17,735	1,381,450
Constellation Software, Inc.	4,709	4,660,561
Dollarama, Inc.	35,299	1,190,017
Fortis, Inc.	35,228	1,466,638
Metro, Inc.	25,367	1,075,012
Parkland Fuel Corp.	36,292	1,208,031
Royal Bank of Canada	17,921	1,448,569
Toromont Industries Ltd.	40,174	2,078,772

		21,536,069

Denmark-5.00%
Coloplast A/S, Class B	11,365	1,370,128
DSV Panalpina A/S	11,621	1,128,151
Novo Nordisk A/S, Class B	32,940	1,799,853
Royal Unibrew A/S	54,530	4,472,770

		8,770,902

Finland-4.52%
Elisa Oyj	29,058	1,587,538
Huhtamaki Oyj	26,583	1,230,780
Kone Oyj, Class B	80,185	5,102,709

		7,921,027

France-6.98%
Airbus S.E.	8,672	1,242,454
Dassault Systemes S.E.	7,445	1,130,034
Hermes International	3,209	2,309,179
LVMH Moet Hennessy Louis Vuitton S.E.	2,613	1,115,062
Pernod Ricard S.A.	9,240	1,706,075
Safran S.A.	8,921	1,411,793
Teleperformance	6,134	1,390,579
Vinci S.A.(b)	17,284	1,939,860

		12,245,036

Germany-4.17%
adidas AG	7,299	2,254,426
Hannover Rueck S.E.	6,492	1,150,157
MTU Aero Engines AG	5,034	1,344,515

	Shares	Value
Germany-(continued)
Symrise AG	11,294	$1,087,142
Wirecard AG(b)	11,668	1,478,127

		7,314,367

Hong Kong-1.39%
Link REIT	98,487	1,073,748
Techtronic Industries Co. Ltd.	173,466	1,361,134

		2,434,882

Ireland-1.49%
Kerry Group PLC, Class A	9,702	1,173,326
Kingspan Group PLC	27,624	1,431,838

		2,605,164

Israel-1.16%
Nice Ltd.(a)	12,896	2,039,321

Italy-0.65%
Snam S.p.A.	221,209	1,135,243

Japan-6.84%
Daiwa House REIT Investment Corp.	621	1,806,618
GOLDWIN. Inc.(b)	14,700	1,129,985
Hikari Tsushin, Inc.	8,111	1,787,189
Japan Hotel REIT Investment Corp.	1,516	1,257,899
Keyence Corp.	1,837	1,169,440
M3, Inc.	82,186	1,979,671
Oriental Land Co. Ltd.	11,984	1,760,935
Shiseido Co. Ltd.	13,308	1,103,984

		11,995,721

Luxembourg-0.78%
Eurofins Scientific S.E.(b)	2,694	1,365,126

Netherlands-3.32%
argenx S.E.(a)(b)	15,104	1,833,366
ASM International N.V.	19,356	1,944,804
ASML Holding N.V.	7,800	2,044,987

		5,823,157

New Zealand-4.93%
Auckland International Airport Ltd.	499,431	2,978,651
Fisher & Paykel Healthcare Corp. Ltd.	99,991	1,227,979
Ryman Healthcare Ltd.	535,389	4,432,582

		8,639,212

Norway-0.65%
Mowi ASA	46,616	1,138,338

Sweden-5.16%
AAK AB	61,050	1,084,215
Fabege AB	73,972	1,105,630
Fastighets AB Balder, Class B(a)	74,462	2,890,588
Investor AB, Class B	21,923	1,125,242
Nibe Industrier AB, Class B	95,802	1,312,588
Tele2 AB, Class B	106,495	1,525,968

		9,044,231

Switzerland-10.84%
EMS-Chemie Holding AG	1,958	1,224,308
Givaudan S.A.	482	1,415,104
Logitech International S.A.	27,031	1,105,621
Lonza Group AG(a)	3,454	1,242,635

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco DWA Developed Markets Momentum ETF (PIZ)–(continued)

October 31, 2019

	Shares	Value
Switzerland-(continued)
Nestle S.A.	10,362	$1,105,980
Partners Group Holding AG	1,990	1,551,262
Schindler Holding AG, PC	8,455	2,066,730
Sika AG	8,257	1,418,355
Sonova Holding AG	8,029	1,838,920
Straumann Holding AG(a)	1,346	1,200,112
Swiss Re AG	13,755	1,439,971
Temenos AG(a)	9,708	1,384,749
Vifor Pharma AG	12,808	2,012,547

		19,006,294

United Kingdom-14.77%
Ashtead Group PLC	121,246	3,683,830
Beazley PLC	154,713	1,174,164
Compass Group PLC	45,339	1,206,227
Croda International PLC	35,722	2,226,159
Diageo PLC	27,956	1,144,759
Halma PLC	51,248	1,242,409
Hiscox Ltd.	56,731	1,093,073
HomeServe PLC	73,378	1,100,483
InterContinental Hotels Group PLC	19,022	1,147,034
Intermediate Capital Group PLC	89,020	1,711,750
JD Sports Fashion PLC	221,648	2,203,866
Next PLC	14,243	1,213,091
Rightmove PLC	303,050	2,347,389
Spirax-Sarco Engineering PLC	24,007	2,461,904
UNITE Group PLC (The)	132,653	1,931,095

		25,887,233

	Shares	Value
United States-0.65%
Waste Connections, Inc.	12,366	$1,144,632

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $155,292,422)		175,360,629

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.96%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)(d)	5,208,612	5,208,612
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)(d)	1,735,510	1,736,204

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,944,742)		6,944,816

TOTAL INVESTMENTS IN SECURITIES-103.98% (Cost $162,237,164)		182,305,445
OTHER ASSETS LESS LIABILITIES-(3.98)%		(6,978,523)

NET ASSETS-100.00%.		$175,326,922

Investment Abbreviations:

PC-Participation Certificate

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2019.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco DWA Emerging Markets Momentum ETF (PIE)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-100.22%
Brazil-9.95%
B2W Cia Digital(a)	90,000	$1,138,900
Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	142,000	833,734
Equatorial Energia S.A.	91,900	2,332,297
Ez Tec Empreendimentos e Participacoes S.A.	99,400	1,020,147
IRB Brasil Resseguros S.A.	114,200	1,075,034
Localiza Rent a Car S.A.	122,800	1,320,871
Natura Cosmeticos S.A.	101,100	784,744
Notre Dame Intermedica Participacoes S.A.	65,800	983,460
Petroleo Brasileiro S.A., Preference Shares	190,200	1,439,861
Qualicorp Consultoria e Corretora de Seguros S.A.	123,500	981,379
Rumo S.A.(a)	518,200	2,943,145
Sul America S.A.	76,400	919,030
TOTVS S.A.	61,600	955,672

		16,728,274

China-29.67%
ANTA Sports Products Ltd.	480,989	4,713,112
BYD Electronic International Co. Ltd.	552,316	952,743
China Merchants Bank Co. Ltd., H Shares	209,302	1,001,419
China Resources Beer Holdings Co. Ltd.	279,080	1,436,758
China SCE Group Holdings Ltd.	2,119,286	973,427
Country Garden Services Holdings Co. Ltd.	290,588	988,067
CSPC Pharmaceutical Group Ltd.	1,361,952	3,501,452
Greentown Service Group Co. Ltd.(b)	943,192	1,072,233
Guangdong Investment Ltd.	1,162,704	2,521,909
Kingdee International Software Group Co. Ltd.	835,568	918,968
Li Ning Co. Ltd.	626,498	2,130,239
Longfor Group Holdings Ltd.(b)	279,461	1,162,385
New Oriental Education & Technology Group, Inc., ADR(a)	24,877	3,036,487
Ping An Insurance (Group) Co. of China Ltd., H Shares	96,731	1,120,015
Shenzhen Expressway Co. Ltd., H Shares	946,283	1,267,715
Shenzhen International Holdings Ltd.	608,143	1,238,369
Shenzhou International Group Holdings Ltd.	364,288	5,047,613
TAL Education Group, ADR(a)	117,335	5,023,111
Tencent Holdings Ltd.	107,502	4,400,097
Times China Holdings Ltd.	855,044	1,531,676
Wuxi Biologics Cayman, Inc.(a)(b)	87,851	1,036,812
Xinyi Solar Holdings Ltd., A Shares	1,277,808	723,869
Yihai International Holding Ltd.(a)	603,517	4,111,896

		49,910,372

Egypt-0.60%
Egypt Kuwait Holding Co. S.A.E.	727,011	1,009,818

Hungary-0.63%
OTP Bank Nyrt	22,952	1,058,773

India-0.96%
WNS (Holdings) Ltd., ADR(a)	26,197	1,620,022

Indonesia-3.57%
PT Ace Hardware Indonesia Tbk	6,951,343	836,915
PT Bank Central Asia Tbk	393,448	881,523
PT Bank Rakyat Indonesia (Persero) Tbk	2,883,075	864,697

	Shares	Value
Indonesia-(continued)
PT Barito Pacific Tbk	14,115,880	$955,338
PT Charoen Pokphand Indonesia Tbk	2,355,632	1,057,240
PT Japfa Comfeed Indonesia Tbk	11,530,908	1,412,920

		6,008,633

Malaysia-5.22%
Fraser & Neave Holdings Bhd	110,300	912,809
Press Metal Aluminium Holdings Bhd	1,682,600	1,916,759
QL Resources Bhd	1,015,000	1,768,386
Sunway Bhd	10,270,365	4,178,442

		8,776,396

Mexico-1.17%
Grupo Elektra S.A.B. de C.V.(c)	13,211	963,372
Qualitas Controladora S.A.B. de C.V.	233,744	1,011,444

		1,974,816

Philippines-3.14%
Ayala Corp.	55,768	945,127
Ayala Land, Inc.	1,359,129	1,300,339
SM Investments Corp.	86,941	1,764,691
SM Prime Holdings, Inc.	1,650,358	1,268,381

		5,278,538

South Africa-5.47%
Anglo American Platinum Ltd.	15,108	1,131,011
Clicks Group Ltd.	214,483	3,499,561
Impala Platinum Holdings Ltd.(a)	241,340	1,663,834
Naspers Ltd., Class N	20,381	2,903,049

		9,197,455

Taiwan-24.66%
Accton Technology Corp.	589,000	3,511,884
Chailease Holding Co. Ltd.	436,850	1,973,255
Chang Hwa Commercial Bank Ltd.	1,203,000	938,593
Chong Hong Construction Co., Ltd.	323,000	870,091
Chunghwa Telecom Co., Ltd.	246,000	905,110
E.Sun Financial Holding Co. Ltd.	1,629,553	1,474,818
Great Wall Enterprise Co., Ltd.	712,700	882,666
ITEQ Corp.	459,000	2,337,182
Largan Precision Co., Ltd.	18,000	2,643,189
Lien Hwa Industrial Holdings Corp.	1,110,477	1,264,041
Lite-On Technology Corp.	607,000	1,001,015
Mega Financial Holding Co. Ltd.	915,000	898,753
Micro-Star International Co. Ltd.	872,000	2,578,144
Primax Electronics Ltd.	671,000	1,432,795
Qisda Corp.	1,641,000	1,231,808
Radiant Opto-Electronics Corp.	230,000	914,243
Realtek Semiconductor Corp.	162,000	1,205,401
Sinbon Electronics Co., Ltd.	911,000	3,681,050
Sunny Friend Environmental Technology Co., Ltd.	171,000	1,477,407
Taiwan Cement Corp.	672,000	892,968
Taiwan Semiconductor Manufacturing Co., Ltd.	225,680	2,213,021
Tripod Technology Corp.	241,000	934,216
Unimicron Technology Corp.	725,000	1,122,969
Uni-President Enterprises Corp.	812,000	2,005,959

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco DWA Emerging Markets Momentum ETF (PIE)–(continued)

October 31, 2019

	Shares	Value
Taiwan-(continued)
Voltronic Power Technology Corp.	99,600	$2,208,571
Winbond Electronics Corp.	1,557,000	877,205

		41,476,354

Thailand-14.51%
Airports of Thailand PCL, NVDR	596,314	1,545,341
B. Grimm Power PCL, NVDR	687,927	1,093,575
Bangkok Dusit Medical Services PCL, NVDR	3,678,152	2,923,519
Carabao Group PCL, NVDR	330,508	922,182
CP ALL PCL, NVDR	1,664,264	4,299,142
Electricity Generating PCL, NVDR	144,734	1,663,279
Gulf Energy Development PCL, NVDR	206,386	1,107,287
Home Product Center PCL, NVDR	1,583,906	902,242
Kiatnakin Bank PCL, NVDR	404,378	877,190
MBK PCL, NVDR	2,576,174	1,936,716
Siam Cement PCL (The), NVDR	71,208	865,486
Thanachart Capital PCL, NVDR	1,132,745	1,988,259
Tisco Financial Group PCL, NVDR	1,059,267	3,420,385
VGI PCL, NVDR	2,661,275	859,329

		24,403,932

United States-0.67%
JBS S.A.	160,600	1,131,769

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.22% (Cost $141,705,769)		168,575,152

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)(e)	107,086	$107,086
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)(e)	36,037	36,052

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $143,137)		143,138

TOTAL INVESTMENTS IN SECURITIES-100.30% (Cost $141,848,906)		168,718,290
OTHER ASSETS LESS LIABILITIES-(0.30)%		(508,774)

NET ASSETS-100.00%.		$168,209,516

Investment Abbreviations:

ADR-American Depositary Receipt

NVDR-Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $3,271,430, which represented 1.94% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Frontier Markets ETF (FRN)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-100.07%
Argentina-13.27%
Banco BBVA Argentina S.A., ADR	23,640	$82,740
Banco Macro S.A., ADR	9,008	206,283
Despegar.com Corp.(a)	20,644	230,800
Grupo Financiero Galicia S.A., ADR	36,165	418,067
Loma Negra Cia Industrial Argentina S.A., ADR(a)	20,490	121,916
MercadoLibre, Inc.(a)	10,536	5,494,735
Pampa Energia S.A., ADR(a)	21,860	340,360
Telecom Argentina S.A., ADR	15,341	138,069
Transportadora de Gas del Sur S.A., Class B, ADR	14,475	109,431
YPF S.A., ADR	60,698	568,133

		7,710,534

Bahrain-3.87%
GFH Financial Group BSC	9,311,857	2,248,861

Brazil-0.88%
Adecoagro S.A.(a)	35,196	208,712
Arcos Dorados Holdings, Inc., Class A	40,910	305,598

		514,310

Kazakhstan-8.52%
KAZ Minerals PLC	815,323	4,952,298

Kenya-11.12%
Equity Group Holdings PLC	3,806,700	1,713,568
KCB Group Ltd.	2,881,945	1,443,762
Safaricom PLC	11,480,987	3,306,480

		6,463,810

Kuwait-0.00%
Gulf National Holding K.S.C.C.(a)(b)	25,808	0

Morocco-9.85%
Attijariwafa Bank	41,514	2,029,729
Banque Centrale Populaire	37,924	1,049,401
Ciments du Maroc	1,986	335,101
COSUMAR	27,870	598,836
Label Vie	593	166,619
Maroc Telecom	75,765	1,131,009
Societe d’Exploitation des Ports	14,960	276,233
Wafa Assurance	375	140,553

		5,727,481

Nigeria-14.17%
Dangote Cement PLC	2,791,471	1,151,265
Guaranty Trust Bank PLC	32,150,211	2,209,911
MTN Nigeria Communications PLC	5,336,448	1,856,156
Nestle Nigeria PLC	294,069	990,377
SEPLAT Petroleum Development Co. PLC(c)	348,738	561,827
Zenith Bank PLC	31,215,564	1,464,913

		8,234,449

	Shares	Value
Oman-8.82%
Bank Muscat SAOG	4,448,158	$5,129,158

Panama-9.99%
Banco Latinoamericano de Comercio Exterior S.A., Class E	46,922	968,001
Copa Holdings S.A., Class A	47,553	4,838,042

		5,806,043

Romania-9.77%
Banca Transilvania S.A.	4,622,718	2,581,675
BRD-Groupe Societe Generale S.A.	248,215	827,073
OMV Petrom S.A.	14,060,343	1,389,010
Societatea Nationala de Gaze Naturale ROMGAZ S.A.	102,297	880,960

		5,678,718

Vietnam-9.81%
Bank for Foreign Trade of Vietnam JSC	67,414	254,804
Bank for Investment and Development of Vietnam JSC	38,840	67,961
Bao Viet Holdings(a)	22,290	69,263
Hoa Phat Group JSC(a)	426,571	400,778
Hoang Anh Gia Lai International Agriculture JSC(a)	110,820	71,403
Masan Group Corp.(a)	121,565	388,748
No Va Land Investment Group Corp.(a)	95,131	243,947
PetroVietnam Gas JSC	17,390	77,570
PetroVietnam Power Corp.(a)	106,410	59,848
Saigon Beer Alcohol Beverage Corp.	14,570	163,577
SSI Securities Corp.	74,040	68,127
Vietjet Aviation JSC	77,520	484,437
Vietnam Dairy Products JSC	142,434	798,018
Vincom Retail JSC	216,928	310,391
Vingroup JSC(a)	295,136	1,513,649
Vinhomes JSC(c)	190,250	729,744

		5,702,265

Total Common Stocks & Other Equity Interests (Cost $54,415,535)		58,167,927

Money Market Funds-0.17%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(d) (Cost $95,962)	95,962	95,962

TOTAL INVESTMENTS IN SECURITIES-100.24% (Cost $54,511,497)		58,263,889
OTHER ASSETS LESS LIABILITIES-(0.24)%		(138,597)

NET ASSETS-100.00%		$58,125,292

Investment Abbreviations:

ADR-American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Frontier Markets ETF (FRN)–(continued)

October 31, 2019

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $1,291,571, which represented 2.22% of the Fund’s Net Assets.

(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.61%
Australia-5.59%
AGL Energy Ltd.	50,936	$694,127
AMP Ltd.	507,614	641,737
APA Group	71,516	574,007
ASX Ltd.	5,929	336,260
Aurizon Holdings Ltd.	171,456	696,935
Australia & New Zealand Banking Group Ltd.	202,403	3,728,774
Bank of Queensland Ltd.(a)	55,157	343,904
Bendigo & Adelaide Bank Ltd.	52,501	385,217
BGP Holdings PLC(b)(c)	231,466	0
BHP Group Ltd.	224,737	5,566,231
BHP Group PLC	140,414	2,970,360
BlueScope Steel Ltd.	45,722	419,897
Boral Ltd.	103,455	358,515
Brambles Ltd.	87,232	719,379
Caltex Australia Ltd.	32,194	604,850
Challenger Ltd.	46,693	256,066
CIMIC Group Ltd.	6,367	144,800
Coca-Cola Amatil Ltd.	54,584	381,697
Coles Group Ltd.	117,074	1,209,066
Commonwealth Bank of Australia	110,165	5,970,151
Computershare Ltd.	18,853	205,742
Crown Resorts Ltd.	40,520	347,837
CSL Ltd.	7,004	1,235,449
Dexus	49,214	405,855
Downer EDI Ltd.	62,121	344,526
Fortescue Metals Group Ltd.	166,240	1,020,472
Goodman Group	53,837	533,740
GPT Group (The)	95,929	393,237
Incitec Pivot Ltd.	157,925	375,368
Insurance Australia Group Ltd.	193,435	1,058,140
Lendlease Group	65,956	849,281
Macquarie Group Ltd.	19,052	1,757,817
Medibank Pvt Ltd.	193,077	449,609
Metcash Ltd.	136,800	265,780
Mirvac Group	299,531	662,422
National Australia Bank Ltd.	216,935	4,275,976
Newcrest Mining Ltd.	22,299	480,859
Oil Search Ltd.	56,735	279,867
Orica Ltd.	33,985	536,180
Origin Energy Ltd.	167,956	909,507
Qantas Airways Ltd.	58,786	259,609
QBE Insurance Group Ltd.	141,546	1,228,728
Ramsay Health Care Ltd.	6,332	298,783
Rio Tinto Ltd.	28,654	1,794,078
Rio Tinto plc	83,872	4,356,406
Santos Ltd.	75,132	420,309
Scentre Group	387,549	1,022,617
Sonic Healthcare Ltd.	26,972	530,341
South32 Ltd.	225,013	395,308
Stockland	268,503	904,577
Suncorp Group Ltd.	108,894	1,009,053
Tabcorp Holdings Ltd.	78,080	258,207
Telstra Corp. Ltd.	694,166	1,669,078
Transurban Group	68,571	701,071
Treasury Wine Estates Ltd.	20,794	251,708
Vicinity Centres	247,932	456,070

	Shares	Value
Australia-(continued)
Wesfarmers Ltd.	107,986	$2,958,023
Westpac Banking Corp.	229,545	4,461,272
Woodside Petroleum Ltd.	75,169	1,667,564
Woolworths Group Ltd.	93,351	2,400,205
Worley Ltd.	23,131	217,687

		69,650,331

Austria-0.28%
ANDRITZ AG	5,676	255,071
Erste Group Bank AG(b)	28,699	1,014,012
OMV AG	17,944	1,047,406
Raiffeisen Bank International AG	16,872	415,053
voestalpine AG(a)	21,983	550,594
Wienerberger AG	8,903	240,767

		3,522,903

Belgium-0.78%
Ageas	24,520	1,412,651
Anheuser-Busch InBev S.A./N.V.	51,976	4,177,388
bpost S.A.	23,357	267,097
Colruyt S.A.	3,280	182,381
KBC Group N.V.	20,491	1,437,487
Proximus SADP	18,242	560,282
Solvay S.A., Class A	7,194	782,534
UCB S.A.	4,726	380,996
Umicore S.A.	11,304	466,240

		9,667,056

Brazil-0.03%
Yamana Gold, Inc.	91,892	336,288

Canada-7.17%
Agnico Eagle Mines Ltd.	8,858	545,559
Air Canada(b)	15,252	544,238
Algonquin Power & Utilities Corp.	21,224	292,116
Alimentation Couche-Tard, Inc., Class B	43,714	1,313,731
AltaGas Ltd.(a)	28,897	421,247
ARC Resources Ltd.(a)	54,855	232,884
Atco Ltd., Class I	9,651	339,971
Bank of Montreal(a)	51,334	3,808,015
Bank of Nova Scotia (The)	97,902	5,626,749
Barrick Gold Corp.	56,768	988,208
Baytex Energy Corp.(b)	121,756	136,175
BCE, Inc.	24,530	1,166,078
Bombardier, Inc., Class B(b)	215,165	271,749
Brookfield Asset Management, Inc., Class A	50,388	2,792,071
CAE, Inc.	10,433	262,184
Cameco Corp.	25,836	231,165
Canadian Apartment Properties REIT	7,123	297,200
Canadian Imperial Bank of Commerce	34,375	2,937,312
Canadian National Railway Co.	23,833	2,136,058
Canadian Natural Resources Ltd.	91,031	2,300,102
Canadian Pacific Railway Ltd.	3,972	905,127
Canadian Tire Corp. Ltd., Class A(a)	5,694	615,126
Canadian Utilities Ltd., Class A	10,188	297,730
Capital Power Corp.	9,605	230,707
Celestica, Inc.(b)	26,795	194,487
Cenovus Energy, Inc.	143,791	1,227,477
CGI, Inc.(b)	10,529	820,146

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2019

	Shares	Value
Canada-(continued)
CI Financial Corp.	25,980	$378,922
Crescent Point Energy Corp.	333,853	1,221,770
Empire Co. Ltd., Class A	17,714	471,304
Enbridge, Inc.	100,274	3,659,713
Encana Corp.	81,909	321,566
Fairfax Financial Holdings Ltd.	1,799	763,755
Finning International, Inc.	15,784	269,361
Fortis, Inc.	27,973	1,164,593
Franco-Nevada Corp.	3,870	376,297
George Weston Ltd.	10,055	806,710
Gibson Energy, Inc.	17,633	308,026
Gildan Activewear, Inc.	6,959	178,164
Great-West Lifeco, Inc.	31,564	769,198
H&R REIT	29,563	501,133
Husky Energy, Inc.	44,324	310,253
Hydro One Ltd.(a)(d)	30,287	564,331
IGM Financial, Inc.	8,771	248,045
Imperial Oil Ltd.	21,411	534,318
Intact Financial Corp.	7,513	776,823
Inter Pipeline Ltd.(a)	32,421	545,386
Keyera Corp.	15,449	358,853
Kinross Gold Corp.(b)	70,973	345,591
Loblaw Cos., Ltd.	13,976	746,889
Magna International, Inc.	35,823	1,930,220
Manulife Financial Corp.	195,378	3,646,382
MEG Energy Corp.(b)	54,917	211,420
Methanex Corp.	4,589	174,259
Metro, Inc.	12,685	537,569
National Bank of Canada	24,215	1,253,170
Nutrien Ltd.	26,545	1,272,569
Onex Corp.	8,231	484,898
Open Text Corp.	7,558	306,035
Parkland Fuel Corp.	8,326	277,143
Pembina Pipeline Corp.	25,175	888,169
Power Corp. of Canada	53,361	1,237,451
Power Financial Corp.	39,357	922,278
Restaurant Brands International, Inc.	3,269	214,319
RioCan REIT	27,002	542,978
Rogers Communications, Inc., Class B	20,703	976,751
Royal Bank of Canada	93,184	7,532,140
Saputo, Inc.	10,662	309,878
Shaw Communications, Inc., Class B	35,500	726,017
SNC-Lavalin Group, Inc.	20,009	362,471
Sun Life Financial, Inc.(a)	51,834	2,330,331
Suncor Energy, Inc.	119,496	3,560,287
TC Energy Corp.	52,847	2,669,390
Teck Resources Ltd., Class B	49,660	786,641
TELUS Corp.	15,143	539,772
Thomson Reuters Corp.	14,512	977,257
Toronto-Dominion Bank (The)	111,699	6,391,663
Tourmaline Oil Corp.	22,661	194,826
TransAlta Corp.	49,903	295,390
Vermilion Energy, Inc.(a)	11,167	147,834
West Fraser Timber Co. Ltd.	4,075	188,814
Wheaton Precious Metals Corp.	14,684	412,473
Whitecap Resources, Inc.	61,200	170,886
WSP Global, Inc.	5,317	332,446

		89,358,740

	Shares	Value
Chile-0.05%
Antofagasta PLC	27,570	$309,378
Lundin Mining Corp.	52,570	265,980

		575,358

China-0.22%
AAC Technologies Holdings, Inc.	33,444	217,620
BOC Hong Kong Holdings Ltd.	263,477	907,649
China Mengniu Dairy Co. Ltd.(b)	90,150	360,591
Lenovo Group Ltd.	1,360,251	951,067
Semiconductor Manufacturing International Corp.(b)	269,948	344,078

		2,781,005

Denmark-0.81%
AP Moller - Maersk A/S, Class A	536	643,623
AP Moller - Maersk A/S, Class B	795	1,013,757
Carlsberg A/S, Class B	5,229	735,977
Coloplast A/S, Class B	3,210	386,987
Danske Bank A/S	95,743	1,366,736
Drilling Co. of 1972 A/S (The)(b)	2,661	150,227
DSV Panalpina A/S	5,074	492,577
ISS A/S(a)	20,014	523,994
Jyske Bank A/S(a)(b)	7,391	245,829
Novo Nordisk A/S, Class B	49,548	2,707,321
Novozymes A/S, Class B	5,233	246,503
Orsted A/S(d)	5,392	473,197
Pandora A/S	8,383	412,414
Vestas Wind Systems A/S	8,520	695,791

		10,094,933

Finland-0.99%
Elisa Oyj	8,449	461,598
Fortum Oyj	38,768	946,776
Kesko Oyj, Class B	6,909	460,015
Kone Oyj, Class B	17,275	1,099,324
Metso Oyj(a)	7,705	291,235
Neste Oyj	16,278	587,676
Nokia Oyj	353,602	1,299,273
Nokian Renkaat Oyj	10,223	291,976
Nordea Bank Abp	403,548	2,951,633
Outokumpu Oyj(a)	68,517	194,084
Sampo Oyj, Class A	35,691	1,462,938
Stora Enso Oyj, Class R	49,120	637,059
UPM-Kymmene Oyj	41,372	1,345,006
Wartsila Oyj Abp	25,785	272,194

		12,300,787

France-10.10%
Accor S.A.	9,945	427,385
Air France-KLM(b)	70,813	843,352
Air Liquide S.A.	24,070	3,198,277
Airbus S.E.	22,546	3,230,207
Alstom S.A.	6,947	300,329
Amundi S.A.(d)	3,660	261,330
Arkema S.A.	6,584	673,136
Atos S.E.	7,082	548,490
AXA S.A.	329,277	8,700,876
BNP Paribas S.A.	191,080	9,978,886
Bollore S.A.	81,817	354,163
Bouygues S.A.	35,496	1,504,843
Bureau Veritas S.A.	14,195	362,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2019

	Shares	Value
France-(continued)
Capgemini S.E.	8,146	$917,443
Carrefour S.A.	129,677	2,207,005
Casino Guichard Perrachon S.A.(a)	21,783	1,175,498
CGG S.A.(b)	146,090	339,336
Cie de Saint-Gobain	74,868	3,046,213
Cie Generale des Etablissements Michelin SCA	17,914	2,180,447
CNP Assurances	18,950	375,897
Covivio	3,268	370,064
Credit Agricole S.A.	180,329	2,350,837
Danone S.A.	31,453	2,609,334
Dassault Systemes S.E.	1,667	253,024
Edenred	6,378	335,857
Eiffage S.A.	8,813	947,040
Electricite de France S.A.	90,371	932,809
Elis S.A.	14,268	272,677
ENGIE S.A.	283,588	4,744,195
EssilorLuxottica S.A.	5,133	783,404
Eurazeo S.E.	5,232	364,818
Eutelsat Communications S.A.(a)	17,607	333,935
Faurecia S.E.	11,534	537,621
Gecina S.A.	3,254	558,344
Getlink S.E.	18,007	301,544
Hermes International	547	393,618
ICADE	2,693	263,791
Iliad S.A.	2,106	218,039
Imerys S.A.(a)	3,744	144,608
Ingenico Group S.A.	4,149	443,165
Kering S.A.	1,677	954,557
Klepierre S.A.	16,247	605,226
Lagardere SCA	20,041	447,622
Legrand S.A.	11,569	903,229
L’Oreal S.A.	6,817	1,991,091
LVMH Moet Hennessy Louis Vuitton S.E.	7,715	3,292,271
Natixis S.A.	125,048	573,525
Nexity S.A.	4,563	236,107
Orange S.A.	264,901	4,267,554
Pernod Ricard S.A.	7,372	1,361,167
Peugeot S.A.	73,762	1,868,042
Publicis Groupe S.A.	16,379	704,434
Renault S.A.	39,353	2,009,056
Rexel S.A.	53,510	662,653
Rubis SCA.	4,576	265,216
Safran S.A.	10,812	1,711,053
Sanofi S.A.	84,327	7,772,846
Schneider Electric S.E.	36,139	3,356,918
SCOR S.E.	19,087	804,503
Societe Generale S.A.	221,848	6,298,998
Sodexo S.A.	6,756	743,181
SPIE S.A.	15,547	327,821
Suez	61,050	951,844
Teleperformance	1,709	387,431
Thales S.A.	4,428	432,950
TOTAL S.A.	269,673	14,181,076
Unibail-Rodamco-Westfield	10,780	1,667,504
Valeo S.A.(a)	37,784	1,405,406
Veolia Environnement S.A.	73,810	1,940,899

	Shares	Value
France-(continued)
Vinci S.A.	33,912	$3,806,095
Vivendi S.A.	77,351	2,153,965

		125,868,578

Germany-9.50%
Aareal Bank AG	9,301	312,545
adidas AG	5,990	1,850,118
Allianz S.E.	48,680	11,893,861
Aroundtown S.A.	24,674	208,274
Aurubis AG	7,193	353,014
BASF S.E.	101,023	7,689,955
Bayer AG	76,326	5,924,956
Bayerische Motoren Werke AG	58,539	4,487,386
Bayerische Motoren Werke AG, Preference Shares	10,126	624,164
Beiersdorf AG(a)	2,714	321,409
Brenntag AG	13,818	693,723
CECONOMY AG(b)	49,028	247,509
Commerzbank AG	260,807	1,560,469
Continental AG	11,585	1,549,426
Covestro AG(d)	16,322	783,925
Daimler AG	171,330	10,017,879
Deutsche Bank AG(a)	567,476	4,111,383
Deutsche Boerse AG	6,446	999,257
Deutsche Lufthansa AG	41,154	713,725
Deutsche Pfandbriefbank AG(d)	24,422	333,769
Deutsche Post AG	105,651	3,742,360
Deutsche Telekom AG	370,720	6,521,550
Deutsche Wohnen S.E.	12,904	485,445
E.ON S.E.	356,209	3,591,347
Evonik Industries AG	18,481	487,624
Freenet AG	18,978	421,233
Fresenius Medical Care AG& Co. KGaA	13,183	954,230
Fresenius S.E. & Co. KGaA	32,805	1,724,724
GEA Group AG	16,832	514,722
Hannover Rueck S.E.	5,212	923,386
HeidelbergCement AG	16,979	1,261,958
Henkel AG& Co. KGaA(a)	5,451	525,130
Henkel AG& Co. KGaA, Preference Shares	9,243	960,868
HOCHTIEF AG	1,847	230,376
Hugo Boss AG	5,203	218,954
Infineon Technologies AG	34,549	669,828
K+S AG	27,225	387,567
KION Group AG	4,743	315,269
LANXESS AG	9,329	606,781
LEG Immobilien AG	2,903	333,266
Leoni AG(a)(b)	9,894	117,502
Merck KGaA	5,177	617,425
METRO AG	45,411	739,677
MTU Aero Engines AG	1,681	448,973
Muenchener Rueckversicherungs- Gesellschaft AG	20,184	5,607,054
OSRAM Licht AG(a)	7,763	346,432
Porsche Automobil Holding S.E., Preference Shares	9,590	706,140
ProSiebenSat.1 Media S.E.	35,572	525,442
Rheinmetall AG	3,091	371,918
RWE AG	116,063	3,538,846
Salzgitter AG	10,282	186,176
SAP S.E.	29,113	3,858,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2019

	Shares	Value
Germany-(continued)
Siemens AG	70,606	$8,143,411
Symrise AG	3,380	325,353
Talanx AG	5,592	257,659
Telefonica Deutschland Holding AG	90,441	287,062
thyssenkrupp AG(a)	83,114	1,186,432
TUI AG	72,844	952,027
Uniper S.E.	41,142	1,282,449
United Internet AG	8,027	241,883
Volkswagen AG	6,080	1,152,458
Volkswagen AG, Preference Shares	35,105	6,685,451
Vonovia S.E.	22,874	1,217,530

		118,349,281

Hong Kong-1.46%
AIA Group Ltd.	378,057	3,784,091
CK Asset Holdings Ltd.	167,243	1,167,204
CK Hutchison Holdings Ltd.	161,939	1,497,962
CLP Holdings Ltd.	96,122	997,681
Hang Lung Properties Ltd.	122,710	270,229
Hang Seng Bank Ltd.	38,081	795,854
Henderson Land Development Co. Ltd.	100,224	501,906
Hong Kong & China Gas Co., Ltd. (The)	258,819	502,600
Hong Kong Exchanges & Clearing Ltd.	18,042	563,978
Hongkong Land Holdings Ltd.	61,830	340,065
Jardine Matheson Holdings Ltd.	7,279	415,776
Jardine Strategic Holdings Ltd.	6,947	224,597
Kerry Properties Ltd.	58,175	188,530
Link REIT	97,095	1,058,572
MTR Corp. Ltd.	91,485	525,259
New World Development Co. Ltd.	385,142	552,330
NWS Holdings Ltd.	90,342	134,631
Power Assets Holdings Ltd.	48,246	344,408
Sino Land Co. Ltd.	140,822	210,936
Sun Hung Kai Properties Ltd.	112,698	1,709,659
Swire Pacific Ltd., Class A	37,903	361,248
Swire Pacific Ltd., Class B	67,223	99,492
Swire Properties Ltd.	75,254	237,158
Techtronic Industries Co. Ltd.	40,192	315,374
WH Group Ltd.(d)	678,159	719,890
Wharf Holdings Ltd. (The)	87,101	198,035
Wharf Real Estate Investment Co. Ltd.	73,739	434,661

		18,152,126

Ireland-0.38%
AIB Group PLC	58,590	187,731
Bank of Ireland Group PLC	109,774	528,088
CRH PLC	64,694	2,357,386
Flutter Entertainment PLC(a)	4,337	446,609
Kerry Group PLC, Class A	4,050	489,793
Smurfit Kappa Group PLC	22,268	741,116

		4,750,723

Israel-0.23%
Bank Hapoalim BM	70,313	562,536
Bank Leumi Le-Israel BM	96,207	700,621
Bezeq The Israeli Telecommunication Corp. Ltd.	281,577	185,877
Israel Chemicals Ltd.	67,742	300,879
Israel Discount Bank Ltd., Class A	90,103	411,704
Teva Pharmaceutical Industries Ltd.(b)	83,305	680,663

		2,842,280

	Shares	Value
Italy-3.34%
A2A S.p.A.	143,531	$288,075
Assicurazioni Generali S.p.A.	244,087	4,949,340
Atlantia S.p.A.	43,513	1,074,793
Banco BPM S.p.A.(a)(b)	491,155	1,116,189
BPER Banca	91,916	410,902
Enel S.p.A.	980,454	7,591,278
Eni S.p.A.	389,375	5,894,895
Hera S.p.A.	79,498	340,400
Intesa Sanpaolo S.p.A.	2,304,361	5,774,155
Leonardo S.p.A.	49,923	579,802
Mediobanca Banca di Credito Finanziario S.p.A.	53,692	637,951
Pirelli & C S.p.A.(d)	38,730	223,910
Poste Italiane S.p.A.(d)	68,734	834,312
Prysmian S.p.A.	20,447	472,430
Saipem S.p.A.(b)	86,558	392,068
Saras S.p.A.	120,272	230,792
Snam S.p.A.	174,059	893,269
Telecom Italia S.p.A.(b)	2,535,292	1,484,114
Telecom Italia S.p.A., RSP	1,449,289	838,848
Terna Rete Elettrica Nazionale S.p.A.	87,561	578,701
UniCredit S.p.A.	402,095	5,099,657
Unione di Banche Italiane S.p.A.(a)	276,471	841,130
Unipol Gruppo S.p.A.	136,713	762,467
UnipolSai Assicurazioni S.p.A.(a)	101,670	283,684

		41,593,162

Japan-22.10%
Aeon Co. Ltd.	98,267	1,986,156
AGC, Inc.	25,031	886,811
Air Water, Inc.	13,265	250,563
Aisin Seiki Co. Ltd.	25,633	1,033,809
Ajinomoto Co., Inc.	41,406	788,822
Alfresa Holdings Corp.	16,001	359,969
Alps Alpine Co. Ltd.	17,815	386,276
Amada Holdings Co. Ltd.	27,474	315,898
ANA Holdings, Inc.	10,275	353,763
Aozora Bank Ltd.	12,545	323,880
Asahi Group Holdings, Ltd.	21,340	1,071,886
Asahi Kasei Corp.	116,487	1,305,435
Astellas Pharma, Inc.	97,367	1,673,896
Bandai Namco Holdings, Inc.	9,213	568,265
Bank of Kyoto Ltd. (The)	5,670	227,629
Bridgestone Corp.	60,446	2,528,997
Brother Industries Ltd.	21,221	403,396
Canon, Inc.	94,608	2,592,192
Casio Computer Co. Ltd.	15,366	250,876
Central Japan Railway Co.	10,262	2,116,380
Chiba Bank Ltd. (The)	60,756	334,395
Chubu Electric Power Co., Inc.	61,592	926,116
Chugai Pharmaceutical Co. Ltd.	3,891	329,334
Chugoku Electric Power Co., Inc. (The)(a)	44,629	594,888
Coca-Cola Bottlers Japan Holdings, Inc.(a)	10,194	232,631
Concordia Financial Group Ltd.	151,445	624,804
Cosmo Energy Holdings Co. Ltd.	24,720	534,622
Credit Saison Co. Ltd.	20,206	294,945
Dai Nippon Printing Co., Ltd.	26,563	714,539
Daicel Corp.	32,019	289,076
Dai-ichi Life Holdings, Inc.	170,549	2,816,847
Daiichi Sankyo Co. Ltd.	27,430	1,811,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2019

	Shares	Value
Japan-(continued)
Daikin Industries, Ltd.	11,825	$1,665,924
Daito Trust Construction Co., Ltd.	5,298	704,244
Daiwa House Industry Co., Ltd.	61,416	2,121,907
Daiwa Securities Group, Inc.	191,845	869,030
Denka Co., Ltd.	8,391	244,888
Denso Corp.	46,914	2,196,741
Dentsu, Inc.	15,721	565,697
DIC Corp.	11,575	335,135
East Japan Railway Co.	26,854	2,446,557
Ebara Corp.	9,624	288,440
Eisai Co. Ltd.	8,340	608,460
Electric Power Development Co. Ltd.	15,440	376,199
FANUC Corp.	7,995	1,597,447
Fast Retailing Co. Ltd.	1,106	685,975
Fuji Electric Co. Ltd.	11,973	384,314
FUJIFILM Holdings Corp.	27,411	1,212,012
Fujikura Ltd.	66,239	310,653
Fujitsu Ltd.	25,108	2,234,532
Fukuoka Financial Group, Inc.	17,447	340,532
Furukawa Electric Co. Ltd.	9,742	275,755
Hakuhodo DY Holdings, Inc.	18,880	284,322
Hankyu Hanshin Holdings, Inc.	14,344	577,183
Haseko Corp.	29,391	381,984
Hino Motors Ltd.	42,513	405,841
Hitachi Construction Machinery Co. Ltd.	9,705	253,521
Hitachi Metals Ltd.	27,075	342,617
Hitachi, Ltd.	114,341	4,303,719
Hokkaido Electric Power Co. Inc.	36,048	189,402
Honda Motor Co., Ltd.	190,112	5,173,762
Hoya Corp.	10,720	952,261
Idemitsu Kosan Co. Ltd.	36,862	1,092,851
IHI Corp.	17,164	428,842
Iida Group Holdings Co. Ltd.	17,957	300,986
INPEX Corp.	121,053	1,129,290
Isetan Mitsukoshi Holdings Ltd.(a)	51,302	411,916
Isuzu Motors Ltd.	48,600	569,821
ITOCHU Corp.	149,441	3,139,360
J Front Retailing Co. Ltd.	36,445	466,919
Japan Airlines Co. Ltd.	11,145	347,840
Japan Display, Inc.(a)(b)	450,323	266,599
Japan Exchange Group, Inc.	18,982	315,884
Japan Post Bank Co. Ltd.	45,006	450,455
Japan Post Holdings Co. Ltd.	227,700	2,097,860
Japan Post Insurance Co. Ltd.	13,389	212,282
Japan Tobacco, Inc.	87,529	1,988,541
JFE Holdings, Inc.	87,767	1,109,824
JGC Holdings Corp.	21,088	309,185
JSR Corp.	17,066	323,465
JTEKT Corp.	36,627	472,300
JXTG Holdings, Inc.	453,025	2,134,693
Kajima Corp.	49,512	685,167
Kaneka Corp.	6,147	206,691
Kansai Electric Power Co., Inc. (The)	78,702	920,574
Kao Corp.	14,958	1,209,868
Kawasaki Heavy Industries Ltd.	24,087	584,434
Kawasaki Kisen Kaisha Ltd.(a)(b)	20,043	302,763
KDDI Corp.	146,564	4,065,912
Keikyu Corp.	13,475	269,986
Keio Corp.	5,126	318,167
Keyence Corp.	1,040	662,067

	Shares	Value
Japan-(continued)
Kikkoman Corp.	4,846	$234,444
Kintetsu Group Holdings Co. Ltd.	12,704	694,516
Kirin Holdings Co. Ltd.	52,868	1,127,244
Kobe Steel Ltd.	94,126	511,966
Koito Manufacturing Co. Ltd.	5,707	301,966
Komatsu Ltd.	69,507	1,645,330
Konica Minolta, Inc.	55,753	412,068
K’s Holdings Corp.	26,708	306,102
Kubota Corp.	83,119	1,331,688
Kuraray Co. Ltd.	35,954	431,694
Kyocera Corp.	22,795	1,505,961
Kyushu Electric Power Co., Inc.	62,713	627,681
Kyushu Railway Co.	9,391	310,992
Lawson, Inc.	3,463	191,561
LIXIL Group Corp.	47,907	897,827
Makita Corp.	11,220	382,459
Marubeni Corp.	238,093	1,686,616
Marui Group Co. Ltd.	12,561	280,837
Mazda Motor Corp.	114,556	1,064,972
Mebuki Financial Group, Inc.	122,710	314,423
Medipal Holdings Corp.	21,017	482,533
MEIJI Holdings Co. Ltd.	7,145	516,848
Minebea Mitsumi, Inc.	24,026	462,274
Mitsubishi Chemical Holdings Corp.	211,849	1,627,693
Mitsubishi Corp.	127,237	3,253,162
Mitsubishi Electric Corp.	182,330	2,625,194
Mitsubishi Estate Co., Ltd.	63,598	1,239,839
Mitsubishi Gas Chemical Co., Inc.	19,258	274,873
Mitsubishi Heavy Industries Ltd.	42,209	1,718,737
Mitsubishi Materials Corp.(a)	16,748	484,910
Mitsubishi Motors Corp.	75,052	345,737
Mitsubishi Tanabe Pharma Corp.	17,804	214,429
Mitsubishi UFJ Financial Group, Inc.	1,834,814	9,670,940
Mitsui & Co., Ltd.	184,598	3,188,907
Mitsui Chemicals, Inc.	23,732	571,430
Mitsui E&S Holdings Co. Ltd.(b)	23,382	239,216
Mitsui Fudosan Co., Ltd.	62,077	1,596,930
Mitsui Mining & Smelting Co. Ltd.	9,969	282,642
Mitsui OSK Lines Ltd.	26,854	739,258
Mizuho Financial Group, Inc.	3,738,560	5,837,555
MS&AD Insurance Group Holdings, Inc.	43,087	1,398,569
Murata Manufacturing Co., Ltd.	22,057	1,196,246
Nagoya Railroad Co. Ltd.	13,457	429,459
NEC Corp.	34,477	1,371,362
NGK Insulators Ltd.	22,775	352,670
NGK Spark Plug Co., Ltd.	15,960	327,305
NH Foods Ltd.	13,281	558,366
NHK Spring Co. Ltd.	22,633	186,960
Nidec Corp.	5,881	875,037
Nikon Corp.	29,253	376,131
Nintendo Co., Ltd.	2,336	834,525
Nippon Electric Glass Co. Ltd.	11,019	250,643
Nippon Express Co., Ltd.	9,688	556,519
Nippon Light Metal Holdings Co. Ltd.	97,626	191,450
Nippon Paper Industries Co. Ltd.	22,669	392,757
Nippon Sheet Glass Co., Ltd.	25,951	163,957
Nippon Steel Corp.	104,335	1,535,999
Nippon Telegraph & Telephone Corp.	87,203	4,336,555
Nippon Yusen K.K.	50,755	921,623
Nissan Motor Co. Ltd.	382,444	2,438,896

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2019

	Shares	Value
Japan-(continued)
Nisshin Seifun Group, Inc.	13,632	$271,114
Nisshinbo Holdings, Inc.	25,978	218,676
Nissin Foods Holdings Co. Ltd.	3,210	243,485
Nitori Holdings Co. Ltd.	2,084	318,272
Nitto Denko Corp.	11,903	665,040
NOK Corp.	17,921	283,805
Nomura Holdings, Inc.	533,060	2,442,298
Nomura Real Estate Holdings, Inc.	15,475	368,463
NSK Ltd.	53,780	505,439
NTN Corp.	90,575	284,029
NTT Data Corp.	44,599	590,775
NTT DOCOMO, Inc.	93,338	2,568,619
Obayashi Corp.	80,688	835,952
Odakyu Electric Railway Co. Ltd.	15,108	369,367
Oji Holdings Corp.	112,980	590,479
Olympus Corp.	39,178	536,362
Omron Corp.	11,626	688,279
Ono Pharmaceutical Co. Ltd.	15,832	299,784
Oriental Land Co. Ltd.	2,793	410,405
ORIX Corp.	127,477	2,012,298
Osaka Gas Co. Ltd.	34,886	685,102
Otsuka Holdings Co. Ltd.	26,936	1,130,711
Pan Pacific International Holdings Corp.	15,346	242,316
Panasonic Corp.	307,332	2,606,658
Rakuten, Inc.	44,005	422,526
Recruit Holdings Co., Ltd.	28,984	968,144
Renesas Electronics Corp.(b)	43,504	297,793
Rengo Co. Ltd.	25,888	189,182
Resona Holdings, Inc.	284,517	1,250,396
Ricoh Co. Ltd.	102,285	917,779
Rohm Co. Ltd.	5,683	455,250
Santen Pharmaceutical Co. Ltd.	16,440	292,743
SBI Holdings, Inc.	16,137	353,774
Secom Co. Ltd.	9,148	851,715
Sega Sammy Holdings, Inc.	19,009	268,681
Seibu Holdings, Inc.	14,002	247,776
Seiko Epson Corp.	31,194	443,794
Seino Holdings Co., Ltd.	17,568	227,025
Sekisui Chemical Co., Ltd.	31,257	549,068
Sekisui House Ltd.	74,391	1,611,616
Seven & i Holdings Co., Ltd.	58,637	2,223,872
SG Holdings Co. Ltd.	10,194	253,565
Sharp Corp.	18,252	212,564
Shikoku Electric Power Co., Inc.	19,714	196,037
Shimadzu Corp.	8,830	238,342
Shimano, Inc.	2,118	354,616
Shimizu Corp.	63,753	597,988
Shin-Etsu Chemical Co. Ltd.	19,489	2,192,186
Shinsei Bank Ltd.	18,135	285,517
Shionogi & Co. Ltd.	7,454	449,426
Shiseido Co. Ltd.	7,577	628,561
Shizuoka Bank Ltd. (The)	56,160	432,220
Showa Denko K.K.	11,597	329,872
Skylark Holdings Co. Ltd.	15,250	277,196
SMC Corp.	1,880	820,658
Softbank Corp.	113,746	1,562,488
SoftBank Group Corp.	111,272	4,312,749
Sojitz Corp.	188,032	594,856
Sompo Holdings, Inc.	42,495	1,680,067
Sony Corp.	79,067	4,845,464

	Shares	Value
Japan-(continued)
Sony Financial Holdings, Inc.	15,984	$345,836
Stanley Electric Co. Ltd.	9,045	253,516
Subaru Corp.	73,204	2,114,760
Sumitomo Chemical Co., Ltd.	223,963	1,033,787
Sumitomo Corp.	139,659	2,277,590
Sumitomo Electric Industries Ltd.	78,795	1,090,761
Sumitomo Forestry Co. Ltd.	22,586	330,313
Sumitomo Heavy Industries Ltd.	11,395	357,856
Sumitomo Metal Mining Co., Ltd.	23,910	808,612
Sumitomo Mitsui Financial Group, Inc.	186,359	6,688,617
Sumitomo Mitsui Trust Holdings, Inc.	39,682	1,459,467
Sumitomo Realty & Development Co., Ltd.	21,481	783,494
Sumitomo Rubber Industries Ltd.	30,374	405,436
Suntory Beverage & Food Ltd.	7,804	333,514
Suzuken Co., Ltd.	8,747	469,290
Suzuki Motor Corp.	29,134	1,384,407
Sysmex Corp.	4,174	273,633
T&D Holdings, Inc.	76,738	866,013
Taiheiyo Cement Corp.	14,384	409,812
Taisei Corp.	17,115	680,769
Takashimaya Co. Ltd.	25,914	302,516
Takeda Pharmaceutical Co., Ltd.	57,451	2,087,485
TDK Corp.	9,819	983,671
Teijin Ltd.	26,200	528,823
Terumo Corp.	15,348	504,004
Tobu Railway Co. Ltd.	15,367	515,290
Toho Gas Co. Ltd.	6,349	248,134
Tohoku Electric Power Co., Inc.	42,886	441,931
Tokio Marine Holdings, Inc.	62,892	3,413,813
Tokyo Electric Power Co. Holdings, Inc.(b)	642,322	2,982,708
Tokyo Electron Ltd.	6,085	1,242,555
Tokyo Gas Co., Ltd.	46,837	1,146,392
Tokyo Tatemono Co., Ltd.	19,856	284,510
Tokyu Corp.	35,461	672,777
Tokyu Fudosan Holdings Corp.	73,226	488,377
Toppan Printing Co., Ltd.	29,370	546,349
Toray Industries, Inc.	159,423	1,136,555
Toshiba Corp.	49,974	1,712,721
Tosoh Corp.	31,670	438,848
TOTO Ltd.	8,174	336,850
Toyo Seikan Group Holdings Ltd.	18,902	301,963
Toyo Suisan Kaisha Ltd.	5,621	237,101
Toyoda Gosei Co. Ltd.	10,823	255,896
Toyota Industries Corp.	15,745	955,434
Toyota Motor Corp.	244,252	17,040,364
Toyota Tsusho Corp.	21,549	751,489
Trend Micro, Inc.	4,450	226,400
Ube Industries Ltd.	15,626	338,524
Unicharm Corp.	9,317	317,935
West Japan Railway Co.	15,862	1,381,735
Yakult Honsha Co. Ltd.	3,210	184,693
Yamada Denki Co. Ltd.	104,176	503,992
Yamaguchi Financial Group, Inc.	25,760	182,766
Yamaha Corp.	5,854	274,546
Yamaha Motor Co., Ltd.	32,809	649,473
Yamato Holdings Co. Ltd.	23,068	389,214
Yamazaki Baking Co. Ltd.	14,271	243,691
Yaskawa Electric Corp.	8,348	322,785
Yokogawa Electric Corp.	12,631	233,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2019

	Shares	Value
Japan-(continued)
Yokohama Rubber Co. Ltd. (The)	11,972	$269,884
Z Holdings Corp.	173,211	535,151

		275,362,233

Luxembourg-0.21%
ArcelorMittal	99,139	1,463,297
RTL Group S.A.	4,716	239,710
SES S.A., FDR	32,093	621,926
Tenaris S.A.	33,968	343,114

		2,668,047

Macau-0.11%
Galaxy Entertainment Group Ltd.	60,545	418,300
Sands China Ltd.	146,730	725,441
SJM Holdings Ltd.	208,671	223,642

		1,367,383

Mongolia-0.00%
Turquoise Hill Resources Ltd.(b)	134,627	55,311

Netherlands-1.96%
ABN AMRO Group N.V., CVA(d)	48,375	900,752
Aegon N.V.	468,908	2,027,681
Akzo Nobel N.V.	13,361	1,230,507
ASML Holding N.V.	6,912	1,812,173
ASR Nederland N.V.	15,243	557,962
Boskalis Westminster	10,508	230,714
Heineken Holding N.V.	6,758	643,879
Heineken N.V.	10,398	1,060,985
ING Groep N.V.	482,464	5,451,510
Koninklijke Ahold Delhaize N.V.	98,014	2,441,225
Koninklijke DSM N.V.	8,838	1,047,638
Koninklijke KPN N.V.	330,811	1,026,013
Koninklijke Philips N.V.	52,727	2,310,054
NN Group N.V.	43,132	1,644,269
Randstad N.V.	12,617	698,741
SBM Offshore N.V.	12,913	222,075
Signify N.V.(d)	16,164	473,196
Wolters Kluwer N.V.	9,334	687,498

		24,466,872

New Zealand-0.05%
Fletcher Building Ltd.	60,571	177,906
Spark New Zealand Ltd.	150,334	431,913

		609,819

Norway-0.64%
DNB ASA	85,162	1,549,968
Equinor ASA	111,238	2,060,905
Gjensidige Forsikring ASA	14,525	271,952
Mowi ASA	27,200	664,210
Norsk Hydro ASA	174,505	616,770
Orkla ASA	59,146	569,093
Storebrand ASA	50,344	356,420
Telenor ASA	61,931	1,161,223
Yara International ASA	19,421	757,066

		8,007,607

Poland-0.25%
Bank Polska Kasa Opieki S.A.	19,558	552,648
KGHM Polska Miedz S.A.(b)	16,092	352,801
PGE Polska Grupa Energetyczna S.A.(b)	80,170	172,108
Polski Koncern Naftowy ORLEN S.A.	30,033	821,873

	Shares	Value
Poland-(continued)
Polskie Gornictwo Naftowe i Gazownictwo S.A.	154,217	$190,154
Powszechna Kasa Oszczednosci Bank Polski S.A.	50,131	500,916
Powszechny Zaklad Ubezpieczen S.A.	55,361	536,196

		3,126,696

Portugal-0.20%
Banco Comercial Portugues S.A., Class R	874,831	198,129
EDP - Energias de Portugal S.A., Class R	289,440	1,191,552
Galp Energia SGPS S.A.	44,251	704,985
Jeronimo Martins SGPS S.A.	21,314	357,755

		2,452,421

Russia-0.01%
Evraz PLC	31,224	148,363

Singapore-0.81%
Ascendas REIT	131,562	306,442
CapitaLand Ltd.	204,487	540,911
CapitaLand Mall Trust	120,141	224,224
City Developments Ltd.	36,228	287,226
ComfortDelGro Corp. Ltd.	177,049	299,212
DBS Group Holdings Ltd.	118,635	2,266,439
Genting Singapore Ltd.	275,591	190,349
Jardine Cycle & Carriage Ltd.	10,876	261,481
Keppel Corp. Ltd.	94,960	478,655
Oversea-Chinese Banking Corp. Ltd.	151,284	1,218,320
Singapore Airlines Ltd.	39,762	274,926
Singapore Press Holdings Ltd.	141,607	230,991
Singapore Technologies Engineering Ltd.	91,968	269,630
Singapore Telecommunications Ltd.	587,611	1,424,826
United Overseas Bank Ltd.	75,145	1,481,421
Wilmar International Ltd.	145,530	400,997

		10,156,050

South Africa-0.17%
Anglo American PLC	67,817	1,738,956
Investec PLC	71,442	404,543

		2,143,499

South Korea-3.79%
Amorepacific Corp.	1,096	180,869
Amorepacific Corp., Preference Shares	373	30,874
BNK Financial Group, Inc.	33,355	199,250
CJ CheilJedang Corp.	958	188,150
CJ CheilJedang Corp., Preference Shares	160	13,463
CJ Corp.	1,891	133,928
Daelim Industrial Co. Ltd.	3,681	287,912
DB Insurance Co. Ltd.	4,514	195,932
Doosan Infracore Co. Ltd.(b)	35,014	170,037
E-MART, Inc.	2,820	270,256
GS Engineering & Construction Corp.	5,744	152,555
GS Holdings Corp.	5,138	219,263
Hana Financial Group, Inc.	29,474	853,731
Hankook Tire & Technology Co., Ltd.	8,484	226,420
Hanwha Chemical Corp.	12,761	179,331
Hyundai Engineering & Construction Co. Ltd.	8,685	320,616
Hyundai Glovis Co. Ltd.	2,388	309,930
Hyundai Marine & Fire Insurance Co. Ltd.	8,294	180,002
Hyundai Mobis Co., Ltd.	8,320	1,701,973

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2019

	Shares	Value
South Korea-(continued)
Hyundai Motor Co.	18,188	$1,907,204
Hyundai Motor Co., First Pfd.	2,868	179,951
Hyundai Motor Co., Second Pfd.	4,517	307,876
Hyundai Steel Co.	11,879	324,683
Industrial Bank of Korea	33,005	334,745
KB Financial Group, Inc.	45,530	1,641,655
Kia Motors Corp.	30,858	1,128,547
Korea Electric Power Corp.(b)	57,749	1,263,236
Korea Gas Corp.	6,233	210,543
Korea Shipbuilding & Offshore Engineering Co., Ltd.(b)	5,118	536,676
Korea Zinc Co. Ltd.	680	253,952
Korean Air Lines Co. Ltd.	10,662	228,187
KT&G Corp.	7,371	633,547
LG Chem Ltd.	2,845	751,934
LG Chem Ltd., Preference Shares	484	71,553
LG Corp.	6,609	394,228
LG Display Co. Ltd.(b)	53,158	623,668
LG Electronics, Inc.	18,896	1,086,546
LG Electronics, Inc., Preference Shares	3,035	71,085
LG Household & Health Care Ltd.	183	198,344
LG Household & Health Care Ltd., Preference Shares	46	29,218
LG Uplus Corp.	25,433	294,017
Lotte Chemical Corp.	1,562	304,761
Lotte Shopping Co. Ltd.	2,151	230,177
Mirae Asset Daewoo Co. Ltd.	29,457	181,028
Mirae Asset Daewoo Co. Ltd., 2nd Pfd.	10,791	38,213
NAVER Corp.	2,646	372,980
POSCO	10,358	1,882,949
Samsung C&T Corp.	4,813	413,683
Samsung Electro-Mechanics Co. Ltd.	3,156	306,526
Samsung Electronics Co., Ltd.	344,224	14,911,590
Samsung Electronics Co., Ltd., Preference Shares	61,371	2,165,353
Samsung Fire & Marine Insurance Co., Ltd.	2,181	405,850
Samsung Fire & Marine Insurance Co., Ltd., Preference Shares	186	25,819
Samsung Heavy Industries Co. Ltd.(b)	40,967	255,284
Samsung Life Insurance Co. Ltd.	6,874	417,125
Samsung SDI Co. Ltd.	1,908	373,089
Shinhan Financial Group Co., Ltd.	37,214	1,359,401
SK Holdings Co. Ltd.	2,842	631,447
SK Hynix, Inc.	31,263	2,203,417
SK Innovation Co. Ltd.	7,764	1,067,721
SK Telecom Co., Ltd.	2,428	494,594
S-Oil Corp.	3,925	336,347
Woongjin Coway Co., Ltd.	2,842	224,243
Woori Financial Group, Inc.	30,029	303,271

		47,190,755

Spain-3.53%
Acciona S.A.(a)	2,656	276,908
Acerinox S.A.	20,972	196,024
ACS Actividades de Construccion y Servicios S.A.	34,504	1,400,811
Aena SME S.A.(d)	2,847	522,494
Amadeus IT Group S.A.	9,751	721,694
Banco Bilbao Vizcaya Argentaria S.A.	904,751	4,767,330
Banco de Sabadell S.A.	1,326,168	1,455,572

	Shares	Value
Spain-(continued)
Banco Santander S.A.	2,987,988	$11,980,781
Bankia S.A.	169,473	322,936
Bankinter S.A.	49,695	343,742
CaixaBank S.A.	354,333	1,013,975
Distribuidora Internacional de Alimentacion S.A.(a)(b)	138,948	27,113
Distribuidora Internacional de Alimentacion S.A., Rts., expiring 11/13/2019(b)	1,389,480	27,903
Enagas S.A.	16,809	416,128
Endesa S.A.	48,479	1,319,689
Ferrovial S.A.	32,246	951,906
Grifols S.A.	11,203	360,960
Grifols S.A., Class B, Preference Shares	8,758	190,336
Iberdrola S.A.	535,755	5,503,763
Industria de Diseno Textil, S.A.(a)	39,020	1,216,739
Mapfre, S.A.	190,412	531,083
Merlin Properties SOCIMI, S.A.	17,085	251,604
Naturgy Energy Group S.A.	34,049	927,257
Red Electrica Corp. S.A.	25,787	519,285
Repsol S.A.	194,099	3,183,236
Telefonica S.A.	729,528	5,595,551

		44,024,820

Sweden-1.98%
Alfa Laval AB	16,090	372,594
Assa Abloy AB, Class B	35,293	838,888
Atlas Copco AB, Class A	29,079	1,029,535
Atlas Copco AB, Class B	17,254	535,656
BillerudKorsnas AB(a)	16,895	203,246
Boliden AB	20,101	541,734
Castellum AB	14,710	301,168
Electrolux AB, Series B	23,333	613,943
Epiroc AB, Class A	17,302	195,032
Epiroc AB, Class B	10,467	114,075
Essity AB, Class B	33,322	1,042,101
Getinge AB, Class B	19,235	328,826
Hennes & Mauritz AB, Class B	104,002	2,177,886
Hexagon AB, Class B	7,240	370,405
Husqvarna AB, Class B	28,900	221,558
ICA Gruppen AB	7,176	318,046
Industrivarden AB, Class A	17,143	379,718
Industrivarden AB, Class C	13,705	297,165
NCC AB, Class A	670	10,675
NCC AB, Class B	15,606	251,237
Sandvik AB	60,692	1,073,133
Securitas AB, Class B	29,533	473,298
Skandinaviska Enskilda Banken AB, Class A	142,628	1,369,684
Skandinaviska Enskilda Banken AB, Class C	2,064	19,988
Skanska AB, Class B	47,036	1,003,280
SKF AB, Class B	37,773	684,355
SSAB AB, Class A(a)	32,385	90,590
SSAB AB, Class B(a)	81,048	204,086
Svenska Cellulosa AB SCA, Class A	1,058	11,201
Svenska Cellulosa AB SCA, Class B	31,528	321,881
Svenska Handelsbanken AB, Class A	149,060	1,495,504
Svenska Handelsbanken AB, Class B	3,639	36,600
Swedbank AB, Class A	92,515	1,296,840
Swedish Match AB	7,547	355,013
Tele2 AB, Class B	31,369	449,487
Telefonaktiebolaget LM Ericsson, Class A	2,717	23,717

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2019

	Shares	Value
Sweden-(continued)
Telefonaktiebolaget LM Ericsson, Class B	214,105	$1,874,749
Telia Co. AB	343,096	1,511,726
Trelleborg AB, Class B	18,922	306,290
Volvo AB, Class B	126,712	1,899,174

		24,644,084

Switzerland-6.53%
ABB Ltd.	142,109	2,979,716
Adecco Group AG	22,142	1,312,252
Alcon, Inc.(b)	20,358	1,201,983
Baloise Holding AG	4,786	883,718
Chocoladefabriken Lindt & Spruengli AG	3	245,655
Chocoladefabriken Lindt & Spruengli AG, PC	30	222,853
Cie Financiere Richemont S.A.	25,555	2,009,696
Clariant AG(b)	13,229	270,948
Coca-Cola HBC AG(b)	9,247	281,192
Credit Suisse Group AG(b)	287,567	3,564,170
Dufry AG(b)	2,633	228,358
Geberit AG	1,229	623,499
Georg Fischer AG(a)	293	279,118
Givaudan S.A.	320	939,488
Glencore PLC(b)	1,829,081	5,506,429
Helvetia Holding AG	3,557	498,899
Julius Baer Group Ltd.(b)	13,623	600,834
Kuehne + Nagel International AG	3,705	598,319
LafargeHolcim Ltd.(b)	44,392	2,288,994
Lonza Group AG(b)	1,862	669,886
Nestle S.A.	135,876	14,502,620
Novartis AG	101,792	8,880,946
Partners Group Holding AG	320	249,449
PSP Swiss Property AG	2,069	273,630
Roche Holding AG	30,855	9,280,734
Roche Holding AG, BR	1,182	351,935
Schindler Holding AG	670	158,342
Schindler Holding AG, PC	1,410	344,659
SGS S.A.	222	577,751
Sika AG	4,102	704,625
Sonova Holding AG	1,369	313,549
STMicroelectronics N.V.	30,613	694,680
Swatch Group AG (The)	3,396	181,889
Swatch Group AG (The), BR	2,215	612,815
Swiss Life Holding AG	3,560	1,779,369
Swiss Prime Site AG(b)	5,212	536,650
Swiss Re AG	40,406	4,229,987
Swisscom AG	2,293	1,171,190
UBS Group AG(b)	354,837	4,185,764
Vifor Pharma AG	1,713	269,167
Zurich Insurance Group AG	17,590	6,871,999

		81,377,757

United Kingdom-15.94%
3i Group PLC	58,765	857,752
Admiral Group PLC	11,949	312,642
Aggreko PLC	30,675	313,896
Ashtead Group PLC	21,384	649,712
Associated British Foods PLC	21,982	633,179
AstraZeneca PLC	59,759	5,800,381
Aviva PLC	496,954	2,669,977
Babcock International Group PLC	36,250	259,867
BAE Systems PLC	289,608	2,159,324

	Shares	Value
United Kingdom-(continued)
Balfour Beatty PLC	61,006	$177,935
Barclays PLC	2,553,147	5,543,726
Barratt Developments PLC	90,991	743,189
BBA Aviation PLC	74,264	291,752
Beazley PLC	33,405	253,521
Bellway PLC	9,363	382,857
Berkeley Group Holdings PLC	10,216	581,790
BP PLC	2,567,862	16,258,516
British American Tobacco PLC	214,902	7,513,803
British Land Co. PLC (The)	88,503	710,729
BT Group PLC	1,088,658	2,883,655
Bunzl PLC	17,017	442,161
Burberry Group PLC	17,680	467,624
Capita PLC(b)	253,829	512,717
Centrica PLC	1,003,182	941,913
Close Brothers Group PLC	11,845	211,978
CNH Industrial N.V.	104,437	1,135,790
Cobham PLC	158,176	322,984
Compass Group PLC	82,004	2,181,686
Croda International PLC	4,367	272,147
DCC PLC	7,418	694,575
Derwent London PLC	5,624	258,350
Diageo PLC	79,172	3,241,983
Direct Line Insurance Group PLC	195,181	687,227
Dixons Carphone PLC	176,739	300,169
Drax Group PLC	52,697	202,388
DS Smith PLC	100,710	466,020
easyJet PLC	22,825	365,650
Experian PLC	27,004	848,420
Fiat Chrysler Automobiles N.V.	286,497	4,451,814
G4S PLC	201,223	538,471
GlaxoSmithKline PLC	339,956	7,780,121
Hammerson PLC	82,219	308,535
Hays PLC	114,641	233,051
Hiscox Ltd.	16,881	325,257
HSBC Holdings PLC	1,811,440	13,665,531
IG Group Holdings PLC	29,615	243,497
IMI PLC	21,378	277,461
Imperial Brands PLC	86,092	1,885,384
Inchcape PLC	47,239	394,271
Informa PLC	39,415	395,273
Inmarsat PLC	66,662	474,606
InterContinental Hotels Group PLC	9,802	591,064
Intermediate Capital Group PLC	21,404	411,574
International Consolidated Airlines Group S.A.	98,398	676,361
Intertek Group PLC	4,160	288,100
Intu Properties PLC(a)(b)	195,122	113,619
ITV PLC	406,907	704,244
J Sainsbury PLC	332,111	874,544
John Wood Group PLC(a)	62,091	271,809
Johnson Matthey PLC	21,184	841,551
Kingfisher PLC	395,160	1,059,490
Land Securities Group PLC	71,471	869,344
Legal & General Group PLC	736,920	2,514,574
Lloyds Banking Group PLC	7,536,624	5,539,355
London Stock Exchange Group PLC	6,790	610,996
M&G PLC(b)	232,824	644,124
Man Group PLC	126,984	235,795
Marks & Spencer Group PLC	298,202	700,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2019

	Shares	Value
United Kingdom-(continued)
Meggitt PLC	53,962	$435,998
Micro Focus International PLC	16,743	229,654
Mondi PLC	25,827	533,886
National Grid PLC	445,186	5,192,122
Next PLC	11,048	940,969
Pearson PLC	62,384	550,705
Pennon Group PLC	35,472	412,280
Persimmon PLC	21,421	631,156
Petrofac Ltd.	57,605	286,460
Phoenix Group Holdings PLC	35,416	322,723
Playtech PLC	48,736	247,654
Prudential PLC	232,824	4,062,681
Quilter PLC(d)	190,067	336,701
Reckitt Benckiser Group PLC	28,196	2,176,001
RELX PLC	59,884	1,439,761
Rentokil Initial PLC	57,367	337,388
Rolls-Royce Holdings PLC(b)	107,051	982,134
Rolls-Royce Holdings PLC, Class C(b)(c)	4,924,346	6,372
Royal Bank of Scotland Group PLC (The)	389,628	1,072,387
Royal Dutch Shell PLC, Class A	522,056	15,084,809
Royal Dutch Shell PLC, Class B	430,373	12,352,093
Royal Mail PLC	236,292	646,992
RSA Insurance Group PLC	86,942	587,490
Sage Group PLC (The)	44,604	415,451
Schroders PLC	7,210	288,755
Seadrill Ltd.(b)	11,768	21,021
Segro PLC	45,102	492,692
Severn Trent PLC	19,627	572,710
Smith & Nephew plc	34,087	728,894
Smiths Group PLC	27,918	582,891
SSE PLC	165,413	2,747,258
St James’s Place PLC	42,130	567,513
Standard Chartered PLC	322,222	2,922,855
Standard Life Aberdeen PLC	395,562	1,553,486
Subsea 7 S.A.	32,639	305,728
Tate & Lyle PLC	39,149	340,934
Taylor Wimpey PLC	298,237	638,695
TechnipFMC PLC	36,866	729,639
Tesco PLC	1,075,251	3,272,511
Thomas Cook Group PLC(a)(b)(c)	575,015	0
Travis Perkins PLC	31,426	582,733
Unilever N.V.	64,153	3,789,755
Unilever PLC	47,218	2,824,350

	Shares	Value
United Kingdom-(continued)
United Utilities Group PLC	61,767	$695,520
Virgin Money UK PLC	238,358	423,944
Vodafone Group PLC	5,279,963	10,753,990
Weir Group PLC (The)	14,904	259,683
Whitbread PLC	8,532	448,351
William Hill PLC	125,333	320,469
Wm Morrison Supermarkets PLC(a)	337,433	868,255
WPP PLC	175,023	2,181,452

		198,670,112

United States-0.37%
Amcor PLC, CDI	75,208	721,777
Bausch Health Cos., Inc.(b)	42,315	1,054,052
Carnival PLC	9,269	370,857
Ferguson PLC	17,535	1,494,382
James Hardie Industries PLC, CDI	16,697	286,204
Samsonite International S.A.(d)	66,520	136,983
Waste Connections, Inc.	5,306	491,138

		4,555,393

Zambia-0.03%
First Quantum Minerals Ltd.	51,148	433,125

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.61% (Cost $1,221,697,993)		1,241,303,898

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.00%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(e)(f)	18,667,145	18,667,145
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(e)(f)	6,219,894	6,222,382

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $24,889,243)		24,889,527

TOTAL INVESTMENTS IN SECURITIES-101.61% (Cost $1,246,587,236)		1,266,193,425
OTHER ASSETS LESS LIABILITIES-(1.61)%		(20,117,541)

NET ASSETS-100.00%		$1,246,075,884

Investment Abbreviations:
BR-Bearer Shares
CDI-CREST Depository Interest
CVA-Dutch Certificates
FDR-Fiduciary Depositary Receipt
PC-Participation Certificate
Pfd.-Preferred
REIT-Real Estate Investment Trust
RSP-Registered Savings Plan Shares
Rts.-Rights

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2019

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2019.
(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $6,564,790, which represented less than 1% of the Fund’s Net Assets.

(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.61%
Australia-5.48%
Abacus Property Group	54,847	$147,369
Adelaide Brighton Ltd.	84,510	179,327
ALS Ltd.	52,171	290,062
Alumina Ltd.	98,133	153,472
Ansell Ltd.	18,564	352,995
Aristocrat Leisure Ltd.	26,123	569,079
Atlas Arteria Ltd.	26,102	144,403
AusNet Services	349,621	445,612
Australian Pharmaceutical Industries Ltd.	155,951	142,361
Aveo Group	79,522	117,244
Bapcor Ltd.	30,213	148,829
Beach Energy Ltd.	103,183	162,791
Bega Cheese Ltd.(a)	36,070	88,965
Blackmores Ltd.(a)	953	56,833
Breville Group Ltd.	11,222	118,600
Brickworks Ltd.	7,799	97,200
BWP Trust	50,659	144,841
carsales.com Ltd.	18,647	199,640
Charter Hall Group	29,060	226,236
Charter Hall Retail REIT	53,843	163,590
Cleanaway Waste Management Ltd.	104,912	133,355
Cochlear Ltd.	2,507	365,371
Costa Group Holdings Ltd.	21,522	42,259
Costa Group Holdings Ltd., Rts., expiring 11/18/2019(b)	5,380	2,483
Cromwell Property Group	254,759	232,559
CSR Ltd.	172,994	493,423
Domino’s Pizza Enterprises Ltd.	3,348	117,660
Eclipx Group Ltd.	81,724	88,397
Elders Ltd.	19,792	80,587
Estia Health Ltd.	50,004	96,805
Evolution Mining Ltd.	62,373	177,474
Flight Centre Travel Group Ltd.(a)	9,452	277,344
G8 Education Ltd.(a)	81,511	144,324
Genworth Mortgage Insurance Australia Ltd.	52,262	140,423
GrainCorp Ltd., Class A	68,841	342,905
Growthpoint Properties Australia Ltd.	27,356	80,288
GUD Holdings Ltd.	12,680	94,522
GWA Group Ltd.	42,017	83,948
Harvey Norman Holdings Ltd.	140,880	396,972
Healius Ltd.	159,225	337,870
Iluka Resources Ltd.	28,701	185,871
Independence Group NL	39,660	174,052
Inghams Group Ltd.	44,762	95,600
InvoCare Ltd.	14,055	126,753
IOOF Holdings Ltd.(a)	98,010	498,327
IRESS Ltd.	13,404	117,650
JB Hi-Fi Ltd.(a)	26,184	668,182
Link Administration Holdings Ltd.	29,004	111,901
Magellan Financial Group Ltd.	5,462	181,266
Mayne Pharma Group Ltd.(b)	219,375	77,836
McMillan Shakespeare Ltd.	9,458	104,453
Mineral Resources Ltd.	20,201	199,020
Monadelphous Group Ltd.	18,739	198,043
National Storage REIT	59,389	76,104
New Hope Corp. Ltd.	26,363	38,687
nib holdings Ltd.	54,884	265,064

	Shares	Value
Australia-(continued)
Nine Entertainment Co. Holdings Ltd.	157,807	$200,047
Northern Star Resources Ltd.	24,101	162,557
NRW Holdings Ltd.	54,143	83,929
Nufarm Ltd.(b)	63,198	257,758
OceanaGold Corp.	77,867	187,210
Orora Ltd.	178,673	380,369
OZ Minerals Ltd.	48,656	340,244
Pact Group Holdings Ltd.(b)	55,420	92,400
Pendal Group Ltd.	33,740	166,203
Perenti Global Ltd.	108,791	171,639
Perpetual Ltd.(a)	8,837	218,751
Perseus Mining Ltd.(b)	271,742	160,070
Platinum Asset Management Ltd.	24,351	69,455
Premier Investments Ltd.	12,340	163,062
Qube Holdings Ltd.	133,056	297,924
REA Group Ltd.	1,774	132,718
Regis Resources Ltd.	38,087	128,576
Resolute Mining Ltd.(b)	112,215	93,546
Sandfire Resources NL	22,390	89,623
SEEK Ltd.	33,043	516,310
Seven Group Holdings Ltd.(a)	15,918	205,735
Seven West Media Ltd.(a)(b)	359,262	99,005
Shopping Centres Australasia Property Group	98,351	182,272
Sigma Healthcare Ltd.	315,008	125,874
Southern Cross Media Group Ltd.	162,385	91,738
St Barbara Ltd.	25,472	48,962
Star Entertainment Group Ltd. (The)	148,126	479,642
Steadfast Group Ltd.	53,044	131,195
Super Retail Group Ltd.	41,866	274,302
Sydney Airport	81,644	493,863
Tassal Group Ltd.	28,489	81,258
TPG Telecom Ltd.	38,749	174,593
Virgin Australia International Holdings Pty Ltd.(b)(c)	112,977	0
Viva Energy Group Ltd.(d)	235,890	324,220
Viva Energy REIT Ltd.	52,662	104,853
Vocus Group Ltd.(b)	70,708	161,731
Washington H Soul Pattinson & Co. Ltd.	7,780	116,420
Whitehaven Coal Ltd.	74,575	170,063

		17,975,344

Austria-0.93%
ams AG(b)	7,301	326,297
BAWAG Group AG(b)(d)	5,955	245,817
CA Immobilien Anlagen AG	7,538	290,978
DO & CO AG	902	83,927
EVN AG	6,176	112,862
IMMOFINANZ AG(b)	16,206	465,566
Lenzing AG(a)	2,781	292,733
Oesterreichische Post AG(a)	5,733	211,069
S IMMO AG	6,544	165,729
Schoeller-Bleckmann Oilfield Equipment AG	1,017	58,092
Telekom Austria AG(b)	12,737	98,618
UNIQA Insurance Group AG	17,256	165,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2019

	Shares	Value
Austria-(continued)
Verbund AG	5,556	$300,630
Vienna Insurance Group AG Wiener Versicherung Gruppe	8,492	230,221

		3,048,392

Belgium-1.46%
Ackermans & van Haaren N.V.	2,635	403,626
Aedifica S.A.	1,524	183,287
AGFA-Gevaert N.V.(b)	26,027	118,820
Barco N.V.	964	209,720
Befimmo S.A.	2,442	157,744
Bekaert S.A.	12,219	340,531
Cie d’Entreprises CFE	957	92,247
Cofinimmo S.A.	2,988	442,031
D’ieteren S.A./N.V.	3,286	207,497
Econocom Group S.E.(a)	30,171	78,698
Elia System Operator S.A./N.V.	3,538	305,116
Euronav N.V.	32,053	361,533
Galapagos N.V.(b)	1,048	192,685
Gimv N.V.	1,423	85,411
Melexis N.V.(a)	1,486	104,113
Ontex Group N.V.	14,798	268,443
Orange Belgium S.A.	6,309	138,802
Sofina S.A.	1,691	373,917
Telenet Group Holding N.V.(b)	8,973	440,673
Tessenderlo Group S.A.(b)	2,732	90,372
Warehouses De Pauw CVA	1,136	210,638

		4,805,904

Cambodia-0.06%
NagaCorp Ltd.	98,476	179,420

Canada-7.48%
Aecon Group, Inc.	17,956	248,639
Alamos Gold, Inc., Class A	53,041	289,348
Allied Properties REIT	12,197	497,216
Artis REIT	49,640	468,320
ATS Automation Tooling Systems, Inc.(b)	8,862	120,556
B2Gold Corp.(b)	66,782	235,250
Birchcliff Energy Ltd.	62,659	95,823
BlackBerry Ltd.(b)	47,809	251,712
Boardwalk REIT	10,112	336,054
Boyd Group Income Fund	1,178	164,616
BRP, Inc.	4,476	201,230
Canadian Western Bank	15,419	391,238
Canfor Corp.(b)	23,598	285,830
Cascades, Inc.	24,100	228,651
CCL Industries, Inc., Class B	9,900	408,323
Centerra Gold, Inc.(b)	50,757	433,675
CES Energy Solutions Corp.(a)	57,215	76,615
Chartwell Retirement Residences	25,789	289,215
Choice Properties REIT	16,831	177,997
Cineplex, Inc.	15,795	269,789
Cogeco Communications, Inc.	2,009	174,021
Colliers International Group, Inc.	2,389	160,406
Cominar REIT	53,859	550,330
Constellation Software, Inc.	514	508,713
Corus Entertainment, Inc., Class B	58,319	224,517
Descartes Systems Group, Inc. (The)(b)	2,593	101,108
Detour Gold Corp.(b)	27,577	458,865
Dollarama, Inc.	12,430	419,046

	Shares	Value
Canada-(continued)
Dream Global REIT	24,944	$316,556
Dream Office REIT(a)	19,951	444,755
ECN Capital Corp.	45,913	151,955
Eldorado Gold Corp.(b)	80,345	677,921
Element Fleet Management Corp.	56,296	479,716
Emera, Inc.(a)	8,754	363,188
Enerflex Ltd.	16,845	132,263
Enerplus Corp.	57,020	344,892
Ensign Energy Services, Inc.	26,095	53,209
Entertainment One Ltd.	49,765	358,363
First Capital Realty, Inc.	25,391	421,139
FirstService Corp.	1,631	142,656
Genworth MI Canada, Inc.(a)	7,898	319,682
Granite REIT	5,455	270,685
Great Canadian Gaming Corp.(b)	3,106	98,449
Home Capital Group, Inc.(b)	24,914	513,880
Hudbay Minerals, Inc.	42,723	155,374
Hudson’s Bay Co.	29,275	222,288
IAMGOLD Corp.(b)	85,792	323,103
Innergex Renewable Energy, Inc.	13,534	169,284
Just Energy Group, Inc.	62,931	146,034
Kirkland Lake Gold Ltd.	4,563	214,723
Laurentian Bank of Canada	11,081	381,914
Linamar Corp.	12,665	413,864
Maple Leaf Foods, Inc.	10,423	182,156
Martinrea International, Inc.	33,954	277,450
Mullen Group Ltd.	28,009	174,743
NFI Group, Inc.	9,378	206,703
Norbord, Inc.	10,749	310,935
North West Co., Inc. (The)	8,736	187,302
Northland Power, Inc.	15,671	313,575
Northview Apartment REIT	7,677	168,569
NuVista Energy Ltd.(b)	25,777	37,067
Osisko Gold Royalties Ltd.	11,812	116,471
Pan American Silver Corp.	15,302	260,437
Paramount Resources Ltd., Class A(a)(b)	16,254	63,564
Pason Systems, Inc.	8,286	89,142
Peyto Exploration & Development Corp.(a)	85,189	170,462
PrairieSky Royalty Ltd.(a)	21,423	209,609
Precision Drilling Corp.(b)	143,816	153,188
Premium Brands Holdings Corp.	2,658	175,717
Pretium Resources, Inc.(b)	10,956	110,614
Quebecor, Inc., Class B	12,143	282,892
Ritchie Bros. Auctioneers, Inc.	6,847	282,298
Russel Metals, Inc.	21,076	346,683
Secure Energy Services, Inc.	30,119	97,162
SEMAFO, Inc.(b)	45,102	145,839
Seven Generations Energy Ltd., Class A(b)	55,590	312,135
ShawCor Ltd.	15,610	157,484
Shopify, Inc., Class A(b)	547	171,880
Sierra Wireless, Inc.(b)	7,534	83,288
SmartCentres REIT	18,266	442,492
SSR Mining, Inc.(b)	9,857	146,091
Stantec, Inc.	15,471	330,761
Stars Group, Inc. (The)(b)	12,028	262,276
Stella-Jones, Inc.	5,617	156,072
Superior Plus Corp.(a)	34,780	314,630
TFI International, Inc.	14,977	478,248
TMX Group Ltd.	7,016	614,297
TORC Oil & Gas Ltd.(a)	32,874	84,039

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2019

	Shares	Value
Canada-(continued)
Torex Gold Resources, Inc.(b)	8,152	$119,518
Toromont Industries Ltd.	5,749	297,477
TransAlta Renewables, Inc.	11,712	126,356
Transcontinental, Inc., Class A	17,986	205,812
WestJet Airlines Ltd.	19,203	447,512
Westshore Terminals Investment Corp.(a)	8,337	144,875
Winpak Ltd.	3,392	120,366

		24,561,183

China-0.87%
CapitaLand Retail China Trust	92,270	103,053
China Travel International Investment Hong Kong Ltd.	361,977	57,268
CITIC Telecom International Holdings Ltd.	300,456	114,237
Guotai Junan International Holdings Ltd.	474,459	79,907
Kerry Logistics Network Ltd.	61,797	98,715
Minth Group Ltd.	76,218	270,342
MMG Ltd.(b)	405,839	84,920
Nexteer Automotive Group Ltd.	112,027	104,627
Noble Group Ltd.(b)(c)	760,360	11,314
Shui On Land Ltd.	422,388	85,149
SITC International Holdings Co. Ltd.	103,848	114,611
Tingyi Cayman Islands Holding Corp.	322,676	429,812
Towngas China Co., Ltd.(b)	128,445	99,148
Uni-President China Holdings Ltd.	144,679	149,521
Want Want China Holdings Ltd.	591,864	499,909
Xinyi Glass Holdings Ltd.	310,326	349,615
Xinyi Solar Holdings Ltd., A Shares	345,271	195,594

		2,847,742

Colombia-0.07%
Gran Tierra Energy, Inc.(b)	54,657	58,219
Parex Resources, Inc.(b)	13,079	177,624

		235,843

Denmark-1.21%
Alm Brand A/S	12,068	98,230
Chr Hansen Holding A/S	2,876	220,867
D/S Norden A/S	8,468	123,815
Demant A/S(b)	5,190	137,044
Dfds A/S	4,503	177,279
FLSmidth & Co. A/S	9,316	333,509
Genmab A/S(b)	946	206,279
GN Store Nord A/S	5,526	242,974
H. Lundbeck A/S	3,446	117,601
Matas A/S	10,508	80,510
Nilfisk Holding A/S(b)	2,023	34,202
NKT A/S(b)	9,451	165,713
Ringkjoebing Landbobank A/S	2,300	158,873
Rockwool International A/S, Class B	615	120,876
Royal Unibrew A/S	2,994	245,580
Scandinavian Tobacco Group A/S(d)	15,603	184,446
Schouw & Co. A/S	2,116	151,757
SimCorp A/S	1,372	122,639
Sydbank A/S	18,585	364,727
Topdanmark A/S	4,789	214,574
Tryg A/S	16,563	462,832

		3,964,327

Egypt-0.09%
Centamin PLC	204,602	307,248

	Shares	Value
Faroe Islands-0.06%
Bakkafrost P/F	3,337	$208,990

Finland-1.28%
Cargotec Oyj, Class B	11,299	395,820
Citycon Oyj(a)	13,682	143,332
Cramo Oyj	7,296	77,328
Finnair Oyj	14,908	97,298
Huhtamaki Oyj	12,976	600,782
Kemira Oyj	16,523	268,213
Konecranes Oyj	12,682	391,211
Metsa Board Oyj(a)	28,422	188,193
Orion Oyj, Class B(a)	14,335	635,556
Outotec Oyj(b)	39,322	253,040
Sanoma Oyj	10,941	114,373
Tieto Oyj(a)	10,728	305,202
Uponor Oyj	12,426	162,337
Valmet Oyj	16,216	362,551
YIT Oyj(a)	34,945	209,747

		4,204,983

France-3.11%
Adevinta ASA(b)	9,390	107,388
Aeroports de Paris	2,447	465,191
ALD S.A.(d)	13,171	186,617
Alten S.A.	2,504	275,029
Altran Technologies S.A.	32,513	516,167
BioMerieux	2,211	180,933
Cie Plastic Omnium S.A.	11,852	323,956
Coface S.A.(b)	21,346	233,384
Dassault Aviation S.A.	182	252,795
Derichebourg S.A.	36,729	132,273
Elior Group S.A.(d)	30,898	399,523
Eramet	2,135	106,567
Europcar Mobility Group(a)(d)	26,638	97,775
Fnac Darty S.A.(b)	5,637	326,081
Gaztransport Et Technigaz S.A.	1,409	128,350
Ipsen S.A.	1,482	157,899
Ipsos	6,040	181,940
JCDecaux S.A.(a)	8,789	240,234
Korian S.A.	8,915	377,949
Maisons du Monde S.A.(d)	6,136	84,817
Mercialys S.A.	16,377	228,388
Mersen S.A.	2,992	97,303
Metropole Television S.A.	13,923	244,959
Nexans S.A.	13,887	564,566
ORPEA Group	4,337	522,082
Quadient	13,187	282,178
Rallye S.A.(a)	6,854	63,850
Remy Cointreau S.A.(a)	1,613	215,765
Rothschild & Co.	3,753	105,513
SEB S.A.	2,996	454,913
Societe BIC S.A.	4,990	346,552
Sopra Steria Group	3,292	451,378
Tarkett S.A.	10,039	163,520
Technicolor S.A.(b)	229,184	191,383
Television Francaise 1 S.A.	37,619	315,612
Ubisoft Entertainment S.A.(b)	5,415	319,824
Vallourec S.A.(b)	211,927	513,776
Vicat S.A.	2,712	114,974

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2019

	Shares	Value
France-(continued)
Virbac S.A.(b)	629	$153,331
Worldline S.A.(b)(d)	1,329	80,733

		10,205,468

Georgia-0.03%
Bank of Georgia Group PLC	6,344	106,637

Germany-4.35%
1&1 Drillisch AG(a)	5,081	135,934
ADO Properties S.A.(d)	2,208	89,913
alstria office REIT-AG	17,779	333,231
Axel Springer S.E.(a)	6,953	496,068
BayWa AG	2,976	87,155
Bechtle AG	2,982	323,205
Bilfinger S.E.(a)	12,566	419,456
CANCOM S.E.	3,180	169,725
Carl Zeiss Meditec AG, BR	1,433	156,276
CTS Eventim AG& Co. KGaA	3,327	201,363
Delivery Hero S.E.(b)(d)	3,179	149,066
Deutsche Beteiligungs AG	1,959	79,664
Deutsche EuroShop AG	10,845	324,501
Deutz AG	28,440	158,646
DIC Asset AG	10,455	145,802
Draegerwerk AG& Co. KGaA	1,016	42,620
Draegerwerk AG& Co. KGaA, Preference Shares	2,377	139,357
Duerr AG	9,662	285,008
DWS Group GmbH & Co. KGaA(d)	7,716	249,642
ElringKlinger AG(b)	14,556	107,830
Fielmann AG	2,321	179,188
Fraport AG Frankfurt Airport Services Worldwide	5,464	456,828
Fuchs Petrolub S.E.	3,444	138,899
Fuchs Petrolub S.E., Preference Shares(a)	6,859	292,928
Gerresheimer AG.	4,715	380,056
Grand City Properties S.A.	12,441	290,921
GRENKE AG(a)	1,364	129,120
Hamburger Hafen und Logistik AG	4,955	128,361
Heidelberger Druckmaschinen AG(a)(b)	129,904	168,840
Hella GmbH & Co. KGaA	9,800	476,914
Hornbach Holding AG& Co. KGaA	1,643	99,349
Indus Holding AG	2,219	84,666
Jenoptik AG	3,789	112,866
Jungheinrich AG, Preference Shares	8,141	206,536
Kloeckner & Co. S.E.(a)	61,529	355,580
Knorr-Bremse AG	3,205	323,561
Koenig & Bauer AG(a)	2,444	80,763
Krones AG	3,218	210,563
Nordex S.E.(a)(b)	23,281	304,928
Norma Group S.E.	4,219	155,140
Pfeiffer Vacuum Technology AG	685	107,220
Puma S.E.	5,724	430,735
Rational AG	141	107,362
Rhone-Klinikum AG	3,815	78,655
Rocket Internet S.E.(b)(d)	8,566	227,640
Sartorius AG, Preference Shares	857	166,555
Schaeffler AG, Preference Shares	32,071	270,497
Scout24 AG(d)	8,732	540,186
Siemens Healthineers AG(d)	9,429	400,739
Siltronic AG	1,944	184,827
Sixt S.E.	1,938	189,403

	Shares	Value
Germany-(continued)
Sixt S.E., Preference Shares	2,449	$166,119
Software AG	6,106	194,147
Stabilus S.A.	2,006	112,907
Stroeer S.E. & Co. KGaA	1,954	157,395
Suedzucker AG(a)	31,530	454,480
TAG Immobilien AG(b)	14,102	342,663
Takkt AG	6,237	74,176
Tele Columbus AG(b)(d)	51,249	120,870
TLG Immobilien AG	8,060	236,044
Wacker Chemie AG	3,261	256,125
Wacker Neuson S.E.	5,072	86,689
Wirecard AG(a)	2,294	290,609
Zalando S.E.(b)(d)	9,136	395,982

		14,262,494

Ghana-0.10%
Tullow Oil PLC	123,878	330,054

Hong Kong-2.16%
ASM Pacific Technology Ltd.	30,099	421,279
Bank of East Asia Ltd. (The)	69,629	167,905
Brightoil Petroleum Holdings Ltd.(b)(c)	160,687	0
Cafe de Coral Holdings Ltd.	55,282	150,942
Cathay Pacific Airways Ltd.	167,044	213,555
Champion REIT	286,224	189,898
Chow Tai Fook Jewellery Group Ltd.	224,887	202,572
CK Infrastructure Holdings Ltd.	43,862	315,910
Dah Sing Financial Holdings Ltd.	25,208	93,914
Dairy Farm International Holdings Ltd.	31,373	189,179
Fortune REIT	235,832	276,823
Global Brands Group Holding Ltd.	201,535	13,885
Haitong International Securities Group Ltd.	552,064	160,596
Hang Lung Group Ltd.	82,015	205,726
HKBN Ltd.	64,282	114,823
Hutchison Port Holdings Trust, Class U	471,849	73,137
Hutchison Telecommunications Hong Kong Holdings Ltd.	214,344	38,834
Hysan Development Co. Ltd.	66,783	263,717
Johnson Electric Holdings Ltd.	53,043	97,048
K Wah International Holdings Ltd.	155,150	84,922
Li & Fung Ltd.	1,682,941	184,663
Lifestyle International Holdings Ltd.	72,258	76,151
Luk Fook Holdings International Ltd.	51,068	135,852
Man Wah Holdings Ltd.	302,076	206,197
Mapletree North Asia Commercial Trust(d)	283,686	266,812
Melco International Development Ltd.	113,589	302,172
Pacific Basin Shipping Ltd.	813,717	188,954
Pacific Textiles Holdings Ltd.	136,218	99,065
PCCW Ltd.	556,738	331,015
Sa Sa International Holdings Ltd.(a)	246,794	59,198
Shangri-La Asia Ltd.	195,427	200,721
SmarTone Telecommunications Holdings Ltd.	111,728	97,078
Sun Art Retail Group Ltd.	389,928	398,500
Value Partners Group Ltd.	155,001	81,874
Vitasoy International Holdings Ltd.	26,904	109,501
VTech Holdings Ltd.	32,160	282,303
Wheelock & Co. Ltd.	65,617	406,459
Yue Yuen Industrial Holdings Ltd.	137,653	388,141

		7,089,321

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2019

	Shares	Value
India-0.04%
Rhi Magnesita N.V.	2,823	$127,050

Indonesia-0.10%
First Pacific Co., Ltd.	433,572	165,957
Golden Agri-Resources Ltd.	969,231	145,995

		311,952

Ireland-0.63%
C&C Group PLC	40,346	198,389
Cairn Homes PLC	61,343	79,524
Dalata Hotel Group PLC	19,182	113,422
Glanbia PLC	16,888	188,223
Green REIT PLC	82,390	175,197
Greencore Group PLC	117,534	353,455
Hibernia REIT PLC	87,388	136,102
Kingspan Group PLC	9,966	516,569
UDG Healthcare PLC	32,121	321,294

		2,082,175

Israel-1.39%
Airport City Ltd.(b)	6,924	130,677
Alony Hetz Properties & Investments Ltd.	12,847	185,401
Azrieli Group Ltd.	4,089	315,070
Delek Group Ltd.	1,613	201,422
Elbit Systems Ltd.	2,233	365,982
First International Bank of Israel Ltd.	9,564	262,555
Gazit-Globe Ltd.	21,041	212,169
Harel Insurance Investments & Financial Services Ltd.	30,471	243,436
Israel Corp. Ltd. (The)(b)	812	154,862
Jerusalem Economy Ltd.(b)	26,352	112,481
Melisron Ltd.	1,905	115,374
Mizrahi Tefahot Bank Ltd.	20,551	509,758
Nice Ltd.(b)	2,672	422,539
Oil Refineries Ltd.	242,824	124,597
Partner Communications Co. Ltd.(b)	16,384	73,840
Paz Oil Co. Ltd.	1,261	193,218
Phoenix Holdings Ltd. (The)	19,259	117,351
Plus500 Ltd.	19,474	201,595
Shufersal Ltd.	20,582	139,081
Strauss Group Ltd.	3,151	95,418
Tower Semiconductor Ltd.(b)	16,981	374,459

		4,551,285

Italy-2.98%
ACEA S.p.A.	9,527	189,618
Amplifon S.p.A.	6,099	153,234
Anima Holding S.p.A.(d)	51,979	225,467
ASTM S.p.A.	7,752	244,407
Autogrill S.p.A.	30,865	304,918
Azimut Holding S.p.A.	28,762	591,067
Banca Generali S.p.A.	8,975	292,779
Banca IFIS S.p.A.	6,319	107,157
Banca Mediolanum S.p.A.	51,388	440,589
Banca Monte dei Paschi di Siena S.p.A.(a)(b)	133,406	214,768
Banca Popolare di Sondrio SCPA	32,067	64,074
Brembo S.p.A.(a)	18,866	200,691
Buzzi Unicem S.p.A.	12,043	290,750
Buzzi Unicem S.p.A., RSP	7,013	107,346
Cerved Group S.p.A.	25,231	245,459
Danieli & C. Officine Meccaniche S.p.A.	1,054	18,203
Danieli & C. Officine Meccaniche S.p.A., RSP	3,715	40,825

	Shares	Value
Italy-(continued)
Davide Campari-Milano S.p.A.	26,647	$244,222
De’ Longhi S.p.A.(a)	8,020	147,634
DiaSorin S.p.A.	1,053	118,653
Enav S.p.A.(d)	34,180	199,054
ERG S.p.A.	13,134	277,966
Ferrari N.V.	3,765	602,551
Fincantieri S.p.A.	110,583	116,586
FinecoBank Banca Fineco S.p.A.	24,769	279,099
IMA Industria Macchine Automatiche S.p.A.(a)	1,822	123,996
Infrastrutture Wireless Italiane S.p.A.(d)	19,068	195,714
Interpump Group S.p.A.	5,170	141,660
Iren S.p.A.	167,127	518,719
Italgas S.p.A.	78,116	502,682
Maire Tecnimont S.p.A.(a)	26,391	69,074
MARR S.p.A.	4,684	98,348
Mediaset S.p.A.(a)(b)	82,606	247,079
Moncler S.p.A.	5,703	219,763
OVS S.p.A.(a)(b)(d)	153,877	306,779
Piaggio & C S.p.A.	41,480	130,502
PRADA S.p.A.	74,674	257,243
Recordati S.p.A.	6,564	275,862
Salini Impregilo S.p.A.(a)(b)	79,343	161,636
Salvatore Ferragamo S.p.A.(a)	7,727	144,396
Societa Cattolica di Assicurazioni SC	40,859	356,242
Societa Iniziative Autostradali e Servizi S.p.A.	10,003	172,866
Tod’s S.p.A.	3,056	144,901

		9,784,579

Ivory Coast-0.03%
Endeavour Mining Corp.(b)	5,604	101,689

Japan-33.91%
77 Bank Ltd. (The)	12,005	191,449
ABC-Mart, Inc.	2,935	201,450
Acom Co. Ltd.	37,775	152,700
Adastria Co. Ltd.	7,617	188,197
ADEKA Corp.	16,967	245,469
Advantest Corp.	10,414	476,363
Aeon Delight Co. Ltd.	2,903	101,506
AEON Financial Service Co. Ltd.	23,631	362,864
Aeon Mall Co. Ltd.	21,355	342,928
Aica Kogyo Co. Ltd.	6,391	204,845
Aida Engineering, Ltd.	15,014	129,162
Aiful Corp.(b)	42,949	100,514
Ain Holdings, Inc.	2,941	168,671
Akebono Brake Industry Co. Ltd.(a)(b)	72,590	139,667
Alpen Co. Ltd.	6,110	97,495
Amano Corp.	9,621	286,570
Anritsu Corp.(a)	8,939	172,074
AOKI Holdings, Inc.	8,658	88,498
Aoyama Trading Co. Ltd.	16,970	299,826
Arata Corp.	4,011	151,379
Arcs Co. Ltd.	5,858	118,672
Asahi Diamond Industrial Co. Ltd.	13,497	84,774
Asahi Holdings, Inc.	7,688	179,426
Asics Corp.	31,489	544,114
ASKUL Corp.(a)	4,296	118,661
Autobacs Seven Co. Ltd.	13,576	225,042
Avex, Inc.	10,402	127,301
Awa Bank Ltd. (The)	3,903	93,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2019

	Shares	Value
Japan-(continued)
Azbil Corp.	17,519	$490,218
Bank of the Ryukyus Ltd.	8,449	92,771
Belluna Co. Ltd.	11,337	74,458
Benesse Holdings, Inc.	16,153	434,363
Bic Camera, Inc.(a)	42,536	466,655
BML, Inc.	2,568	75,896
Calbee, Inc.	7,466	250,006
Canon Marketing Japan, Inc.	11,391	242,983
Capcom Co. Ltd.	6,356	150,926
Cawachi Ltd.	4,761	97,462
Central Glass Co. Ltd.	9,199	224,221
Chiyoda Corp.(a)(b)	99,919	259,722
Chudenko Corp.(a)	4,719	109,392
Chugoku Bank Ltd. (The)	27,003	267,020
Chugoku Marine Paints Ltd.	11,749	114,768
Citizen Watch Co. Ltd.(a)	83,168	445,440
CKD Corp.	13,165	188,150
cocokara fine, Inc.	4,886	270,729
Colowide Co. Ltd.(a)	6,126	119,454
COMSYS Holdings Corp.	15,129	449,231
Cosmos Pharmaceutical Corp.	976	201,601
CyberAgent, Inc.	8,368	273,244
Daibiru Corp.	8,271	92,346
Daido Metal Co., Ltd.	12,740	81,315
Daido Steel Co. Ltd.(a)	10,851	478,787
Daifuku Co. Ltd.	6,321	339,716
Daihen Corp.	5,081	160,977
Daiho Corp.	4,834	137,501
Daiichikosho Co. Ltd.	4,977	237,559
Daikyonishikawa Corp.	12,952	100,520
Daio Paper Corp.	21,141	284,149
Daiseki Co. Ltd.	4,322	126,935
Daishi Hokuetsu Financial Group, Inc.	3,527	90,406
Daiwabo Holdings Co. Ltd.	6,297	277,847
DCM Holdings Co. Ltd.	30,518	302,908
DeNA Co. Ltd.	22,795	389,458
Descente Ltd.	2,816	36,416
Dexerials Corp.	13,826	122,906
Disco Corp.	2,392	528,384
DMG Mori Co. Ltd.	17,792	292,131
Doutor Nichires Holdings Co. Ltd.	4,854	97,525
Dowa Holdings Co. Ltd.	15,021	522,445
DTS Corp.	4,840	103,198
Duskin Co. Ltd.	6,988	186,747
DyDo Group Holdings, Inc.(a)	2,268	94,828
Earth Corp.	2,715	143,906
EDION Corp.(a)	33,073	329,797
Eizo Corp.	2,961	110,793
Exedy Corp.	10,574	251,280
Ezaki Glico Co. Ltd.	6,571	305,741
FamilyMart Co. Ltd.	17,032	424,756
Fancl Corp.	4,043	115,001
FCC Co. Ltd.	7,536	156,917
Foster Electric Co. Ltd.	9,510	171,190
FP Corp.	2,419	151,041
Fuji Corp.	13,823	232,333
Fuji Media Holdings, Inc.	14,565	198,053
Fuji Oil Co. Ltd.	54,818	130,827
Fuji Oil Holdings, Inc.	6,052	182,503
Fuji Seal International, Inc.	3,754	93,759

	Shares	Value
Japan-(continued)
Fuji Soft, Inc.	3,023	$132,687
Fujitec Co. Ltd.	10,165	149,412
Fujitsu General Ltd.	12,592	228,998
Fukuyama Transporting Co. Ltd.	6,095	220,729
Furukawa Co. Ltd.	12,208	176,392
Futaba Corp.	5,726	74,101
Futaba Industrial Co. Ltd.	16,699	119,251
Fuyo General Lease Co. Ltd.	3,412	224,090
Geo Holdings Corp.	11,919	148,953
Glory Ltd.	12,229	361,989
GMO internet, Inc.(a)	6,453	109,714
Gree, Inc.	25,185	119,978
GS Yuasa Corp.	22,434	412,551
GungHo Online Entertainment, Inc.	5,219	113,548
Gunma Bank Ltd. (The)	108,937	370,832
Gunze Ltd.	3,741	163,856
H.I.S. Co., Ltd.(a)	4,912	127,951
H2O Retailing Corp.(a)	25,802	294,764
Hachijuni Bank Ltd. (The)	109,883	477,730
Hamakyorex Co. Ltd.	2,674	91,891
Hamamatsu Photonics K.K.	7,858	307,473
Hanwa Co. Ltd.	14,636	429,853
Happinet Corp.	6,568	83,235
Hazama Ando Corp.	54,191	422,079
Heiwa Corp.(a)	12,825	264,793
Heiwa Real Estate Co. Ltd.	7,198	174,249
Heiwado Co. Ltd.	8,912	166,031
Hikari Tsushin, Inc.	1,842	405,869
Hirose Electric Co. Ltd.	4,433	563,018
Hiroshima Bank Ltd. (The)	60,380	311,660
Hisamitsu Pharmaceutical Co., Inc.	6,543	306,859
Hitachi Capital Corp.	9,429	212,731
Hitachi Chemical Co. Ltd.	24,191	802,227
Hitachi High-Technologies Corp.	10,689	668,402
Hitachi Transport System Ltd.	8,784	250,670
Hitachi Zosen Corp.	109,703	373,440
Hogy Medical Co. Ltd.	2,787	93,712
Hokkoku Bank Ltd. (The)	2,843	80,736
Hokuetsu Corp.	36,773	188,789
Hokuhoku Financial Group, Inc.	23,408	231,471
Hokuriku Electric Power Co.(b)	53,180	380,261
Horiba Ltd.	5,088	347,342
Hoshizaki Corp.	4,842	413,858
Hosiden Corp.	17,922	189,822
House Foods Group, Inc.	7,960	302,996
Hulic Co., Ltd.	37,762	412,533
Hyakugo Bank Ltd. (The)	26,246	85,217
Ibiden Co. Ltd.	32,332	748,895
IDOM Inc.	25,769	109,412
Inaba Denki Sangyo Co. Ltd.	3,891	180,324
Inabata & Co. Ltd.	8,031	106,010
Internet Initiative Japan, Inc.	4,868	115,998
IRISO Electronics Co., Ltd.	1,805	90,329
Ishihara Sangyo Kaisha Ltd.	15,491	161,781
Ito En Ltd.	6,820	333,729
Itochu Enex Co. Ltd.	10,307	86,571
Itochu Techno-Solutions Corp.	10,512	284,229
Itoham Yonekyu Holdings, Inc.	29,836	193,194
Iwatani Corp.	11,626	404,902
Iyo Bank Ltd. (The)	60,841	324,733

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2019

	Shares	Value
Japan-(continued)
Izumi Co. Ltd.	7,332	$277,057
J Trust Co. Ltd.	26,609	96,487
Jaccs Co. Ltd.	6,637	150,906
Jafco Co. Ltd.	6,219	235,575
Japan Airport Terminal Co., Ltd.	4,141	206,466
Japan Aviation Electronics Industry Ltd.	12,066	227,357
Japan Petroleum Exploration Co. Ltd.	13,581	350,125
Japan Securities Finance Co. Ltd.(a)	23,410	113,255
Japan Steel Works Ltd. (The)	12,753	273,097
Jeol Ltd.	5,136	137,730
Joyful Honda Co. Ltd.	6,178	79,093
Juki Corp.	9,387	85,703
Juroku Bank Ltd. (The)	4,961	114,359
JVCKenwood Corp.	84,534	247,882
Kadokawa Corp.	13,267	190,835
Kaga Electronics Co. Ltd.	5,390	105,701
Kagome Co. Ltd.	7,509	189,904
Kakaku.com, Inc.	5,824	135,923
Kaken Pharmaceutical Co. Ltd.	4,505	221,697
Kamigumi Co. Ltd.	17,060	387,265
Kanamoto Co. Ltd.(a)	6,489	175,033
Kandenko Co. Ltd.	25,599	243,428
Kanematsu Corp.	16,971	208,164
Kansai Paint Co. Ltd.	22,960	557,514
Kato Sangyo Co. Ltd.	3,223	103,453
Kato Works Co. Ltd.	3,976	75,691
Keihan Holdings Co. Ltd.	10,807	511,834
Keihin Corp.	14,800	355,813
Keisei Electric Railway Co., Ltd.	13,870	570,299
Kenedix, Inc.	19,438	106,266
Kewpie Corp.	20,954	476,822
KH Neochem Co., Ltd.	4,881	119,965
Kinden Corp.	27,356	413,737
Kintetsu World Express, Inc.	10,999	179,679
Kissei Pharmaceutical Co. Ltd.	5,045	130,996
Kitz Corp.	17,705	121,849
Kiyo Bank Ltd. (The)	8,374	130,523
Kobayashi Pharmaceutical Co. Ltd.	3,082	247,746
Koei Tecmo Holdings Co. Ltd.	5,870	136,019
Kohnan Shoji Co. Ltd.	8,633	201,241
KOKUYO Co., Ltd.	13,459	198,950
Komeri Co. Ltd.	7,711	166,053
Komori Corp.	8,685	93,193
Konami Holdings Corp.	8,132	358,815
Konoike Transport Co., Ltd.	6,357	97,497
Kose Corp.	1,294	231,018
Kumagai Gumi Co. Ltd.	9,032	280,723
Kumiai Chemical Industry Co. Ltd.(a)	12,551	117,029
Kureha Corp.	3,823	246,839
Kurita Water Industries Ltd.	17,122	497,323
KYB Corp.(a)(b)	12,442	399,944
Kyoei Steel Ltd.	7,817	143,823
Kyokuto Kaihatsu Kogyo Co. Ltd.	7,179	97,221
KYORIN Holdings, Inc.	8,221	144,716
Kyoritsu Maintenance Co. Ltd.	2,199	97,842
Kyowa Exeo Corp.	12,874	330,231
Kyowa Kirin Co., Ltd.	23,661	436,866
Kyudenko Corp.	6,399	211,317
Kyushu Financial Group, Inc.	70,779	288,734
Leopalace21 Corp.(a)(b)	253,469	696,363

	Shares	Value
Japan-(continued)
Lintec Corp.	10,627	$225,211
Lion Corp.	19,767	415,801
LIXIL VIVA Corp.	7,392	128,482
M3, Inc.	8,217	197,929
Mabuchi Motor Co. Ltd.	9,305	380,876
Macnica Fuji Electronics Holdings, Inc.	16,587	284,314
Maeda Corp.	32,421	304,102
Maeda Road Construction Co. Ltd.	12,914	279,770
Makino Milling Machine Co. Ltd.	5,274	265,395
Mandom Corp.	4,727	132,053
Maruha Nichiro Corp.	11,951	310,977
Maruichi Steel Tube Ltd.	9,455	260,635
Marusan Securities Co. Ltd.(a)	14,678	71,146
Matsui Securities Co. Ltd.	11,204	92,654
Matsumotokiyoshi Holdings Co. Ltd.	10,984	388,639
Maxell Holdings Ltd.	12,239	169,821
Megmilk Snow Brand Co. Ltd.	12,952	312,703
Meidensha Corp.	12,830	248,399
Meitec Corp.	3,031	158,973
Miraca Holdings, Inc.	12,551	297,913
Mirait Holdings Corp.	13,067	210,924
MISUMI Group, Inc.	16,215	411,581
Mitsubishi Logistics Corp.	13,503	344,991
Mitsubishi Pencil Co. Ltd.	4,685	74,497
Mitsubishi UFJ Lease & Finance Co. Ltd.	91,031	563,339
Mitsui Sugar Co. Ltd.	3,324	72,504
Mitsui-Soko Holdings Co. Ltd.	5,862	95,707
Miura Co. Ltd.	7,022	213,703
Mizuho Leasing Co., Ltd.	4,534	128,758
Mizuno Corp.	5,418	142,586
Mochida Pharmaceutical Co. Ltd.	3,089	124,011
Modec, Inc.	3,670	102,185
Monex Group, Inc.(a)	30,942	76,135
Morinaga & Co. Ltd.	4,238	209,734
Morinaga Milk Industry Co. Ltd.	14,236	553,743
Musashi Seimitsu Industry Co. Ltd.	11,900	167,429
Musashino Bank Ltd. (The)	4,413	77,846
Nabtesco Corp.	14,096	456,371
Nachi-Fujikoshi Corp.	5,510	267,587
Nagase & Co. Ltd.	14,048	214,804
Nankai Electric Railway Co. Ltd.	17,581	459,264
Nanto Bank Ltd. (The)	4,716	120,577
NEC Networks & System Integration Corp.	6,110	193,861
NET One Systems Co. Ltd.	7,608	207,046
NEXON Co., Ltd.(b)	21,000	243,791
Nichias Corp.	11,674	248,695
Nichicon Corp.	13,986	139,207
Nichiha Corp.	4,958	143,551
NichiiGakkan Co. Ltd.	10,368	176,277
Nichi-iko Pharmaceutical Co. Ltd.	9,452	111,303
Nichirei Corp.	18,207	418,523
Nifco, Inc.	13,530	360,450
Nihon Kohden Corp.	7,215	216,573
Nihon Parkerizing Co. Ltd.	10,413	123,582
Nihon Unisys Ltd.	7,260	240,758
Nikkiso Co. Ltd.	14,389	157,060
Nikkon Holdings Co. Ltd.	7,167	175,819
Nippo Corp.	14,280	295,098
Nippon Chemi-Con Corp.	6,694	112,078
Nippon Denko Co., Ltd.(a)	40,125	70,151

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2019

	Shares	Value
Japan-(continued)
Nippon Densetsu Kogyo Co. Ltd.	5,424	$118,510
Nippon Flour Mills Co. Ltd.	9,981	161,110
Nippon Gas Co., Ltd.	4,659	132,523
Nippon Kayaku Co. Ltd.	32,500	397,738
Nippon Paint Holdings Co. Ltd.	11,510	633,500
Nippon Shinyaku Co., Ltd.	2,655	240,683
Nippon Shokubai Co., Ltd.	6,859	426,368
Nippon Signal Company Ltd.	10,704	124,165
Nippon Soda Co. Ltd.	7,758	208,401
Nippon Steel Trading Corp.	4,219	177,377
Nippon Suisan Kaisha Ltd.	70,841	406,940
Nippon Television Holdings, Inc.	12,113	159,445
Nippon Thompson Co., Ltd.	15,597	70,551
Nippon Yakin Kogyo Co. Ltd.(a)	4,712	104,653
Nipro Corp.	29,341	345,236
Nishimatsu Construction Co. Ltd.	16,429	344,826
Nishimatsuya Chain Co. Ltd.	12,159	108,650
Nishi-Nippon Financial Holdings, Inc.	27,703	207,571
Nishi-Nippon Railroad Co. Ltd.(a)	8,582	199,973
Nishio Rent All Co. Ltd.	3,911	105,603
Nissan Chemical Corp.	8,125	336,710
Nissan Shatai Co. Ltd.	15,059	139,578
Nissha Co. Ltd.	9,342	98,341
Nisshin Oillio Group Ltd. (The)	6,332	222,869
Nissin Electric Co., Ltd.	9,511	112,438
Nissin Kogyo Co. Ltd.	11,825	244,365
Nitta Corp.	2,468	72,712
Nitto Boseki Co. Ltd.	5,381	164,758
Nitto Kogyo Corp.	5,436	115,101
NOF Corp.	7,882	269,040
Nojima Corp.	8,103	145,113
Nomura Co. Ltd.	5,716	71,169
Nomura Research Institute Ltd.	31,284	668,769
Noritake Co. Ltd.	3,201	148,347
North Pacific Bank Ltd.	89,113	193,715
NS Solutions Corp.	4,059	139,111
NS United Kaiun Kaisha Ltd.	3,728	85,006
NSD Co. Ltd.	3,802	117,642
OBIC Co. Ltd.	2,542	320,969
Ogaki Kyoritsu Bank Ltd. (The)	5,382	130,885
Okamoto Industries, Inc.	1,771	68,805
Okamura Corp.	12,550	126,771
Okasan Securities Group, Inc.	38,415	136,809
Oki Electric Industry Co. Ltd.(a)	38,882	522,959
Okinawa Electric Power Co., Inc. (The)	7,881	131,004
OKUMA Corp.	4,758	287,844
Okumura Corp.	8,684	247,414
Onward Holdings Co. Ltd.	35,444	205,572
Open House Co. Ltd.	7,266	186,918
Oracle Corp. Japan	2,351	208,340
Orient Corp.	153,603	225,918
Osaka Soda Co. Ltd.	3,713	105,786
Osaki Electric Co. Ltd.	12,740	88,740
OSG Corp.	10,278	222,188
Otsuka Corp.	10,972	445,558
Outsourcing, Inc.	6,370	69,295
Pacific Industrial Co. Ltd.	8,478	116,851
Paltac Corp.	6,602	321,230
Paramount Bed Holdings Co. Ltd.	2,794	107,904
Park24 Co. Ltd.(a)	11,800	279,323

	Shares	Value
Japan-(continued)
Penta-Ocean Construction Co. Ltd.	81,963	$505,706
Persol Holdings Co. Ltd.	21,191	409,687
Pigeon Corp.	4,623	227,504
Pilot Corp.	1,735	71,098
Piolax, Inc.	3,991	78,893
Plenus Co. Ltd.	5,972	104,132
Pola Orbis Holdings, Inc.	5,292	120,521
Press Kogyo Co. Ltd.	19,169	82,098
Prima Meat Packers Ltd.	8,770	217,252
Raito Kogyo Co. Ltd.	7,682	122,864
Raiznext Corp.	8,749	89,590
Relo Group, Inc.	4,884	120,400
Resorttrust, Inc.	12,622	202,456
Restar Holdings Corp.(a)	5,584	95,559
Rinnai Corp.	5,755	425,350
Rohto Pharmaceutical Co. Ltd.	8,301	251,476
Round One Corp.	9,247	119,838
Royal Holdings Co. Ltd.	3,616	91,684
Ryobi Ltd.	8,796	165,578
Ryohin Keikaku Co. Ltd.	17,140	384,483
Ryosan Co. Ltd.	4,141	108,404
S Foods, Inc.	3,484	94,106
Saizeriya Co. Ltd.	4,616	104,997
Sakai Chemical Industry Co. Ltd.	4,051	102,113
Sakata INX Corp.	10,652	121,591
Sakata Seed Corp.	2,716	90,194
San-A Co. Ltd.	3,077	146,300
Sanden Holdings Corp.(b)	18,415	121,285
Sangetsu Corp.	7,545	143,635
San-In Godo Bank Ltd. (The)	17,280	102,460
Sanken Electric Co. Ltd.	8,110	192,575
Sanki Engineering Co. Ltd.	10,228	125,550
Sankyo Co. Ltd.	8,582	301,269
Sankyu, Inc.	8,627	442,103
Sanrio Co. Ltd.(a)	6,995	141,123
Sanwa Holdings Corp.	35,441	417,994
Sanyo Chemical Industries Ltd.	2,234	107,458
Sanyo Denki Co., Ltd.	2,279	107,726
Sanyo Special Steel Co. Ltd.	7,542	96,346
Sapporo Holdings Ltd.	21,310	537,555
Sato Holdings Corp.	4,151	123,065
Sawai Pharmaceutical Co. Ltd.	5,643	318,937
SCREEN Holdings Co. Ltd.(a)	6,895	484,095
SCSK Corp.	4,960	254,183
Seiko Holdings Corp.	8,911	220,498
Seiren Co. Ltd.	6,865	85,348
Senko Group Holdings Co. Ltd.	31,348	254,020
Senshu Ikeda Holdings, Inc.	54,874	98,982
Seven Bank Ltd.	95,056	276,977
Shibuya Corp.	2,655	73,114
Shiga Bank Ltd. (The)	9,004	219,051
Shima Seiki Manufacturing Ltd.	3,975	96,153
Shimachu Co. Ltd.	10,389	282,921
Shimamura Co. Ltd.	5,476	466,528
Shindengen Electric Manufacturing Co. Ltd.	2,447	83,751
Shinko Electric Industries Co. Ltd.	17,894	175,952
Shinmaywa Industries Ltd.	16,945	209,569
Ship Healthcare Holdings, Inc.	7,462	319,588
SHO-BOND Holdings Co. Ltd.	3,000	117,108
Shochiku Co. Ltd.	1,180	173,881

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2019

	Shares	Value
Japan-(continued)
Showa Corp.	13,212	$278,527
Siix Corp.	9,748	149,595
Sinfonia Technology Co., Ltd.	6,659	82,602
SKY Perfect JSAT Holdings, Inc.	34,019	141,293
Sohgo Security Services Co. Ltd.	8,203	448,450
Sotetsu Holdings, Inc.	10,729	286,623
Square Enix Holdings Co. Ltd.(a)	9,490	451,215
Starts Corp. Inc.	6,396	165,602
Sugi Holdings Co. Ltd.	5,895	328,818
SUMCO Corp.	28,160	474,348
Sumitomo Bakelite Co. Ltd.	5,449	229,089
Sumitomo Dainippon Pharma Co. Ltd.	14,860	261,447
Sumitomo Mitsui Construction Co. Ltd.	49,957	285,587
Sumitomo Osaka Cement Co. Ltd.	8,588	378,141
Sumitomo Seika Chemicals Co. Ltd.	2,127	68,175
Sumitomo Warehouse Co. Ltd. (The)	14,604	199,394
Sundrug Co. Ltd.	9,223	306,708
Suruga Bank Ltd.(b)	90,050	394,003
Sushiro Global Holdings Ltd.	1,489	102,338
Tachi-S Co. Ltd.	6,853	92,045
Tadano Ltd.	26,355	241,353
Taikisha Ltd.	6,880	224,337
Taisho Pharmaceutical Holdings Co. Ltd.	4,207	302,376
Taiyo Holdings Co. Ltd.	2,757	100,737
Taiyo Nippon Sanso Corp.	21,361	504,262
Taiyo Yuden Co. Ltd.	17,790	477,395
Takara Holdings, Inc.	24,035	239,894
Takara Leben Co., Ltd.	26,240	112,140
Takasago Thermal Engineering Co. Ltd.	10,683	194,479
Takeuchi Manufacturing Co. Ltd.	5,325	84,280
Takuma Co. Ltd.	10,210	122,212
Tamura Corp.	16,644	96,534
TechnoPro Holdings, Inc.	2,254	140,113
Tekken Corp.	3,969	106,985
T-Gaia Corp.	6,108	148,032
THK Co. Ltd.	14,862	433,741
TIS, Inc.	10,091	613,273
Toa Corp.	8,977	121,736
Toagosei Co. Ltd.	17,419	195,451
Toda Corp.	58,510	369,121
Toei Co. Ltd.	888	123,296
Toho Co. Ltd.	10,037	405,732
Toho Holdings Co. Ltd.	17,956	458,264
Toho Zinc Co. Ltd.	5,610	115,049
Tokai Carbon Co. Ltd.	12,207	124,661
TOKAI Holdings Corp.	15,880	156,736
Tokai Rika Co. Ltd.	14,272	278,562
Tokai Tokyo Financial Holdings, Inc.	69,033	181,355
Token Corp.	2,588	166,620
Tokuyama Corp.	14,481	390,741
Tokyo Broadcasting System Holdings, Inc.	8,223	132,581
Tokyo Century Corp.	6,698	312,270
Tokyo Dome Corp.	21,059	186,230
Tokyo Ohka Kogyo Co. Ltd.	6,125	244,762
Tokyo Seimitsu Co. Ltd.	6,209	201,597
Tokyo Steel Manufacturing Co. Ltd.	15,875	128,492
Tokyu Construction Co. Ltd.	18,952	151,469
Tomy Co. Ltd.	16,798	183,355
Topcon Corp.	13,571	189,056
Toppan Forms Co. Ltd.	9,297	93,568

	Shares	Value
Japan-(continued)
Topre Corp.	7,604	$133,222
Toshiba Machine Co. Ltd.	5,619	126,876
Toshiba Plant Systems & Services Corp.	6,011	117,990
Toshiba TEC Corp.	7,197	261,636
Totetsu Kogyo Co. Ltd.	5,007	157,243
Towa Pharmaceutical Co. Ltd.	3,718	95,886
Toyo Construction Co. Ltd.	29,618	139,727
Toyo Engineering Corp.(a)(b)	15,314	98,311
Toyo Ink SC Holdings Co. Ltd.	5,758	141,733
Toyo Tire Corp.	35,207	495,350
Toyobo Co. Ltd.	30,720	418,011
Toyota Boshoku Corp.	23,950	355,578
TPR Co. Ltd.	4,625	83,768
Transcosmos, Inc.	4,614	116,433
Trusco Nakayama Corp.	5,043	122,780
TS Tech Co. Ltd.	14,292	464,039
TSI Holdings Co. Ltd.	16,616	87,303
Tsubaki Nakashima Co. Ltd.	7,286	125,157
Tsubakimoto Chain Co.	8,518	293,901
Tsumura & Co.	8,840	245,154
Tsuruha Holdings, Inc.	4,777	540,426
TV Asahi Holdings Corp.	5,671	89,546
UACJ Corp.	13,512	250,354
Ulvac, Inc.	8,176	361,512
Unipres Corp.	15,160	250,318
United Arrows Ltd.	4,320	132,471
United Super Markets Holdings, Inc.	11,947	107,861
Unitika Ltd.(b)	34,491	108,158
Unizo Holdings Co. Ltd.	6,859	316,921
Ushio, Inc.	20,083	302,253
USS Co. Ltd.	16,078	313,216
Valor Holdings Co. Ltd.	11,700	200,655
Vital KSK Holdings, Inc.	8,749	89,671
VT Holdings Co. Ltd.	22,743	102,244
Wacoal Holdings Corp.	10,211	270,518
Wacom Co. Ltd.	21,095	79,029
Warabeya Nichiyo Holdings Co. Ltd.	4,644	81,878
Welcia Holdings Co. Ltd.	6,039	349,140
World Co., Ltd.	6,848	158,935
Xebio Holdings Co. Ltd.	8,598	96,793
YAMABIKO Corp.	8,882	101,551
Yamato Kogyo Co. Ltd.	7,221	188,833
Yamazen Corp.	9,896	92,273
Yaoko Co. Ltd.	3,079	144,117
Yokogawa Bridge Holdings Corp.	5,498	101,614
Yokohama Reito Co. Ltd.	12,331	122,962
Yoshinoya Holdings Co. Ltd.	10,366	241,255
Zenkoku Hosho Co. Ltd.	4,006	168,422
Zensho Holdings Co. Ltd.	11,830	250,924
Zeon Corp.	30,680	352,761
ZERIA Pharmaceutical Co. Ltd.	5,481	103,936
ZOZO, Inc.(a)	7,475	175,008

		111,281,690

Jordan-0.10%
Hikma Pharmaceuticals PLC	12,220	317,835

Kazakhstan-0.04%
KAZ Minerals PLC	21,369	129,796

Liechtenstein-0.03%
Liechtensteinische Landesbank AG	1,307	86,228

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2019

	Shares	Value
Luxembourg-0.23%
Aperam S.A.	15,331	$390,998
Eurofins Scientific S.E.(a)	692	350,656

		741,654

Macau-0.19%
MGM China Holdings Ltd.	102,729	163,314
Wynn Macau Ltd.	205,897	448,693

		612,007

Mexico-0.05%
Fresnillo PLC(a)	17,516	160,926

Netherlands-2.09%
Aalberts N.V.	13,442	540,776
Altice Europe N.V.(b)	100,475	573,926
Altice Europe N.V., Class B(b)	8,670	49,718
AMG Advanced Metallurgical Group N.V.(a)	3,048	74,845
Arcadis N.V.(a)	17,159	338,839
ASM International N.V.	4,817	483,990
BE Semiconductor Industries N.V.	9,073	335,352
Corbion N.V.	4,450	128,584
Eurocommercial Properties N.V., CVA	10,677	340,678
Euronext N.V.(d)	5,500	443,332
Flow Traders(d)	3,574	84,213
Fugro N.V., CVA(a)(b)	30,126	271,906
GrandVision N.V.(d)	4,889	149,451
IMCD N.V.	3,237	252,434
Intertrust N.V.(d)	9,793	186,172
Koninklijke BAM Groep N.V.(a)	117,567	298,004
Koninklijke Volkerwessels N.V.	5,757	133,594
Koninklijke Vopak N.V.	9,017	494,843
NIBC Holding N.V.(d)	8,312	67,695
NSI N.V.	2,461	112,433
OCI N.V.(b)	10,220	229,293
PostNL N.V.	183,141	420,493
Sligro Food Group N.V.	3,045	77,455
TKH Group N.V., CVA(a)	5,877	300,689
TomTom N.V.(b)	8,055	91,034
Vastned Retail N.V.	3,360	100,837
Wereldhave N.V.(a)	12,033	284,602

		6,865,188

New Zealand-0.71%
Air New Zealand Ltd.	45,846	83,058
Auckland International Airport Ltd.	78,831	470,155
Chorus Ltd.	52,666	179,175
Contact Energy Ltd.	56,857	269,092
Fisher & Paykel Healthcare Corp. Ltd.	26,456	324,903
Kiwi Property Group Ltd.	88,597	90,340
Mercury NZ Ltd.	42,325	134,765
Meridian Energy Ltd.	87,489	258,091
Ryman Healthcare Ltd.	23,547	194,950
SKYCITY Entertainment Group Ltd.	62,389	156,439
Z Energy Ltd.	53,465	183,779

		2,344,747

Norway-1.14%
Aker BP ASA(a)	5,170	142,973
Aker Solutions ASA(b)	48,335	111,345
Atea ASA(b)	7,560	95,682
Austevoll Seafood ASA	16,299	164,655
Borregaard ASA	8,623	83,072

	Shares	Value
Norway-(continued)
DNO ASA	49,300	$59,630
Elkem ASA(d)	41,202	97,831
Entra ASA(d)	15,817	237,052
Frontline Ltd.(b)	19,658	206,617
Kongsberg Gruppen ASA	11,786	174,328
Leroy Seafood Group ASA	27,064	181,700
Norwegian Air Shuttle ASA(a)(b)	14,560	70,840
Norwegian Finans Holding ASA(b)	15,769	152,517
PGS ASA(b)	121,965	205,905
Salmar ASA	4,916	229,437
Schibsted ASA, Class A	4,215	123,954
Schibsted ASA, Class B	5,175	144,746
SpareBank 1 SMN	12,958	139,725
SpareBank 1 SR-Bank ASA	31,034	331,256
TGS NOPEC Geophysical Co. ASA	14,460	375,155
Tomra Systems ASA	5,351	144,307
Veidekke ASA	17,964	195,172
XXL ASA(a)(b)(d)	32,276	66,442
XXL ASA, Rts., TBA(b)	3,550	1,508

		3,735,849

Poland-0.82%
Alior Bank S.A.(b)	17,311	122,334
Asseco Poland S.A.	6,165	82,900
Bank Millennium S.A.(b)	59,780	96,291
CCC S.A.	2,143	62,689
Cyfrowy Polsat S.A.	29,639	215,203
Enea S.A.(b)	61,200	135,474
Energa S.A.(b)	50,223	80,962
Eurocash S.A.	29,921	171,918
Grupa Azoty S.A.(b)	9,977	91,689
Grupa Lotos S.A.	16,835	420,985
Jastrzebska Spolka Weglowa S.A.(a)	12,106	61,434
LPP S.A.	56	119,707
mBank S.A.(b)	1,637	163,829
Orange Polska S.A.(b)	143,504	235,098
Play Communications S.A.(d)	25,055	198,733
Santander Bank Polska S.A.	3,443	282,660
Tauron Polska Energia S.A.(b)	329,843	142,918

		2,684,824

Portugal-0.39%
CTT-Correios de Portugal S.A.	38,234	122,166
Mota-Engil SGPS S.A.	68,509	151,718
Navigator Co. S.A. (The)	65,667	236,781
NOS, SGPS S.A.	36,705	218,058
REN - Redes Energeticas Nacionais SGPS S.A.	62,450	185,329
Sonae SGPS S.A.	363,935	366,843

		1,280,895

Russia-0.28%
Polymetal International PLC	35,419	579,777
VEON Ltd.	148,933	350,591

		930,368

Singapore-1.82%
Ascott Residence Trust	164,609	166,913
BOC Aviation Ltd.(d)	23,401	220,046
BW LPG Ltd.(d)	48,055	336,812
CapitaLand Commercial Trust	246,768	371,707

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2019

	Shares	Value
Singapore-(continued)
CDL Hospitality Trusts	108,553	$130,811
Ezion Holdings Ltd., Wts., expiring 04/16/2023(b)(c)	177,436	0
Ezra Holdings Ltd.(b)(c)	1,165,297	0
Frasers Centrepoint Trust	68,284	137,978
Frasers Commercial Trust	84,875	102,278
Frasers Logistics & Industrial Trust(d)	134,778	124,781
IGG Inc.	58,013	37,971
Keppel Infrastructure Trust	316,441	124,395
Keppel REIT	222,095	197,461
Mapletree Commercial Trust	204,784	350,598
Mapletree Commercial Trust, Rts., expiring 11/07/2019(b)	14,539	961
Mapletree Industrial Trust	158,559	297,091
Mapletree Logistics Trust	247,252	305,216
NetLink NBN Trust(d)	262,046	179,068
SATS Ltd.	67,812	251,626
Sembcorp Industries Ltd.	227,286	382,442
Sembcorp Marine Ltd.(b)	208,086	209,470
Singapore Exchange Ltd.	62,511	410,631
Singapore Post Ltd.	228,643	161,282
StarHub Ltd.	151,273	144,498
Suntec REIT	240,034	328,053
UOL Group Ltd.	99,496	570,241
Venture Corp. Ltd.	36,943	429,706

		5,972,036

South Korea-5.94%
AMOREPACIFIC Group	4,693	341,250
Asiana Airlines, Inc.(b)	47,357	216,952
Celltrion Healthcare Co. Ltd.(b)	1,240	58,725
Celltrion, Inc.(b)	1,228	211,096
Cheil Worldwide, Inc.	7,711	164,036
CJ CGV Co. Ltd.	2,343	67,967
CJ ENM Co., Ltd.	886	125,652
CJ Hello Co., Ltd.	9,549	50,148
CJ Logistics Corp.(b)	1,398	189,252
Com2uSCorp.	860	72,662
Daesang Corp.	6,251	115,247
Daewoo Engineering & Construction Co. Ltd.(b)	84,964	318,035
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(b)	15,088	365,058
Daishin Securities Co. Ltd.	8,234	88,112
Daishin Securities Co. Ltd., Preference Shares	7,045	56,617
Daou Technology, Inc.	5,059	78,704
DB HiTek Co. Ltd.	8,187	119,626
DGB Financial Group, Inc.	46,018	278,058
Dongkuk Steel Mill Co. Ltd.(b)	20,918	105,718
Doosan Bobcat, Inc.	5,317	143,956
Doosan Corp.	4,826	322,715
Doosan Fuel Cell Co., Ltd.(b)	16,139	107,089
Doosan Heavy Industries & Construction Co. Ltd.(b)	62,359	329,094
Doosan Solus Co., Ltd.(b)	8,896	136,103
Fila Korea Ltd.	2,960	146,543
Green Cross Corp.	648	71,570
GS Home Shopping, Inc.	619	79,167
GS Retail Co. Ltd.	6,761	222,277

	Shares	Value
South Korea-(continued)
Hanjin Kal Corp.	4,087	$106,439
Hanjin Transportation Co. Ltd.	4,069	107,893
Hanmi Pharm Co. Ltd.	200	57,330
Hanon Systems	20,475	204,143
Hansol Paper Co. Ltd.	5,792	72,932
Hanwha Aerospace Co. Ltd.(b)	8,287	269,241
Hanwha Corp.	12,863	262,578
Hanwha Corp., Preference Shares	6,629	77,489
Hanwha Life Insurance Co. Ltd.	73,046	140,008
Harim Holdings Co., Ltd.	12,434	96,185
HDC Holdings Co. Ltd.	6,761	68,862
Hite Jinro Co. Ltd.	9,793	239,470
Hotel Shilla Co. Ltd.	2,986	198,904
Huchems Fine Chemical Corp.	4,036	76,665
Hyosung Corp.	2,237	159,010
Hyundai Corp.	5,419	82,208
Hyundai Department Store Co. Ltd.	4,144	263,219
Hyundai Elevator Co. Ltd.(b)	998	63,219
Hyundai Greenfood Co. Ltd.	10,975	105,651
Hyundai Home Shopping Network Corp.	1,082	78,584
Hyundai Merchant Marine Co. Ltd.(b)	69,351	196,409
Hyundai Mipo Dockyard Co. Ltd.	3,120	116,519
Hyundai Rotem Co. Ltd.(b)	8,166	113,002
Hyundai Wia Corp.	10,163	447,244
Innocean Worldwide, Inc.	1,245	68,700
IS Dongseo Co. Ltd.	2,671	73,350
JB Financial Group Co. Ltd.	24,394	111,964
Kakao Corp.	2,741	333,363
Kangwon Land, Inc.	13,864	373,576
KCC Corp.	1,581	307,109
KEPCO Plant Service & Engineering Co., Ltd.	4,098	114,826
KIWOOM Securities Co. Ltd.	1,565	93,084
Kolon Industries, Inc.	6,665	270,679
Korea Aerospace Industries Ltd.	6,516	212,822
Korea Investment Holdings Co. Ltd.	6,787	395,512
Korea Line Corp.(b)	3,987	76,077
Korea Petrochemical Ind Co. Ltd.	798	81,621
Korean Reinsurance Co.	19,410	132,464
Kumho Industrial Co., Ltd.	8,188	85,156
Kumho Petrochemical Co. Ltd.	3,652	219,726
Kumho Tire Co., Inc.(b)	35,974	130,792
LF Corp.	4,414	74,550
LG Hausys Ltd.	2,391	122,278
LG Innotek Co. Ltd.	4,172	433,892
LG International Corp.	10,353	138,372
LIG Nex1 Co. Ltd.	2,640	76,356
Lotte Chilsung Beverage Co. Ltd.	726	85,489
Lotte Corp.	6,808	213,582
LOTTE Fine Chemical Co., Ltd.	2,813	106,867
Lotte Himart Co., Ltd.	4,484	116,585
LS Corp.	8,349	348,039
LS Industrial Systems Co., Ltd.	3,496	149,492
Mando Corp.	13,920	428,326
Meritz Fire & Marine Insurance Co. Ltd.	11,219	178,393
Meritz Securities Co. Ltd.	51,762	200,650
NCSoft Corp.	956	423,994
Netmarble Corp.(b)(d)	837	64,675
NH Investment & Securities Co. Ltd.	23,602	245,463
NHN Corp.(b)	1,536	76,176
NongShim Co. Ltd.	671	139,569

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2019

	Shares	Value
South Korea-(continued)
OCI Co. Ltd.	4,169	$225,390
Orange Life Insurance Ltd.(d)	8,865	213,348
Ottogi Corp.	132	64,102
Pan Ocean Co. Ltd.(b)	42,182	159,345
Paradise Co. Ltd.	5,173	82,923
Partron Co. Ltd.	9,001	91,677
Poongsan Corp.	8,019	138,883
Posco International Corp.	24,264	380,608
S-1 Corp.	1,809	145,690
Samsung Card Co. Ltd.	7,266	209,527
Samsung Engineering Co. Ltd.(b)	34,389	526,129
Samsung SDS Co. Ltd.	2,407	416,873
Samsung Securities Co. Ltd.	12,914	372,952
Seoul Semiconductor Co. Ltd.	4,469	51,472
SFA Engineering Corp.	2,108	75,735
Shinsegae, Inc.	1,557	315,830
SK Gas Ltd.	1,320	95,303
SK Networks Co. Ltd.	84,980	424,370
SKC Co. Ltd.	4,727	180,190
Taeyoung Engineering & Construction Co. Ltd.	13,944	155,806
Youngone Corp.	5,038	150,475
Yuhan Corp.	676	130,441

		19,495,271

Spain-1.75%
Almirall S.A.	5,446	102,196
Applus Services S.A.	27,487	331,498
Atresmedia Corp de Medios de Comunicacion S.A.	17,306	72,364
Bolsas y Mercados Espanoles SHMSF S.A.	10,435	289,416
Cellnex Telecom S.A.(a)(b)(d)	5,414	233,512
Cia de Distribucion Integral Logista Holdings S.A.	17,883	374,883
CIE Automotive S.A.	5,209	129,711
Construcciones y Auxiliar de Ferrocarriles S.A.	2,313	103,865
Ebro Foods S.A.	12,934	283,979
EDP Renovaveis S.A.	11,321	129,082
Ence Energia y Celulosa S.A.	14,114	55,584
Euskaltel S.A.(d)	14,114	131,324
Faes Farma S.A.	29,059	166,961
Fomento de Construcciones y Contratas S.A.	8,169	98,975
Gestamp Automocion S.A.(a)(d)	52,759	226,260
Indra Sistemas S.A.(b)	22,519	217,568
Inmobiliaria Colonial Socimi S.A.	29,886	386,104
Liberbank S.A.	333,257	106,558
Mediaset Espana Comunicacion S.A.	37,484	229,168
Melia Hotels International S.A.	18,629	151,823
Metrovacesa S.A.(a)(d)	6,391	60,321
Neinor Homes S.A.(b)(d)	6,923	91,139
Prosegur Cash S.A.(d)	36,513	57,030
Prosegur Cia de Seguridad S.A.	52,494	203,806
Sacyr S.A.	151,832	431,948
Siemens Gamesa Renewable Energy S.A.	20,945	288,002
Tecnicas Reunidas S.A.(a)(b)	11,090	278,878
Unicaja Banco S.A.(d)	166,665	150,890
Viscofan S.A.	4,469	242,212
Zardoya Otis S.A.	16,727	126,712

		5,751,769

	Shares	Value
Sweden-3.39%
AAK AB	16,180	$287,348
Adapteo Oyj(b)	7,296	80,167
AF Poyry AB	10,693	227,749
Arjo AB, Class B	33,609	138,702
Atrium Ljungberg AB, Class B	5,039	100,526
Attendo AB(d)	17,372	88,823
Axfood AB	19,770	426,415
Beijer Ref AB(a)	5,075	137,169
Betsson AB(b)	22,244	109,785
Bilia AB, Class A	24,514	246,303
Bonava AB, Class B	10,187	98,335
Bravida Holding AB(d)	17,324	159,766
Bure Equity AB	5,891	91,108
Clas Ohlson AB, Class B	12,931	124,622
Cloetta AB, Class B	39,825	135,419
Dometic Group AB(d)	40,238	373,633
Elekta AB, Class B(a)	21,695	302,874
Fabege AB	27,640	413,124
Fastighets AB Balder, Class B(b)	8,735	339,089
Hemfosa Fastigheter AB	19,491	201,196
Hemfosa Fastigheter AB, Preference Shares	1,267	24,855
Hexpol AB	31,874	284,521
Holmen AB, Class B	18,001	531,755
Hufvudstaden AB, Class A	10,725	179,783
Indutrade AB	7,178	221,428
Intrum AB	9,363	252,678
Investment AB Latour, Class B(a)	7,551	102,281
JM AB(a)	19,771	506,880
Klovern AB, Class B	78,323	137,065
Klovern AB, Preference Shares	2,566	94,950
Kungsleden AB	29,718	270,520
Lifco AB, Class B	2,553	127,514
Lindab International AB	9,371	104,854
Loomis AB, Class B	10,144	392,733
Lundin Petroleum AB	3,316	109,727
Mekonomen AB(a)(b)	14,646	124,960
Modern Times Group MTG AB, Class B(b)	11,168	103,771
Mycronic AB(a)	6,302	104,986
NetEnt AB(b)	20,200	57,239
Nibe Industrier AB, Class B	18,592	254,730
Nobia AB	28,167	180,095
Nolato AB, Class B	2,108	118,153
Nordic Entertainment Group AB, Class B	11,168	317,618
Pandox AB	6,060	121,397
Peab AB	38,768	327,148
Ratos AB, Class B	103,305	266,779
Resurs Holding AB(d)	14,438	85,121
Saab AB, Class B	10,358	320,062
SAS AB(a)(b)	176,019	275,512
Scandic Hotels Group AB(d)	15,271	147,015
Sweco AB, Class B	6,609	232,961
Swedish Orphan Biovitrum AB(a)(b)	3,881	61,593
Thule Group AB(d)	7,816	159,252
Wallenstam AB, Class B	17,413	191,042
Wihlborgs Fastigheter AB	17,409	263,639

		11,136,770

Switzerland-3.74%
Allreal Holding AG(b)	1,722	335,413
ALSO Holding AG(b)	1,057	157,251

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2019

	Shares	Value
Switzerland-(continued)
Arbonia AG(a)(b)	8,793	$109,963
Aryzta AG(a)(b)	374,876	295,342
Ascom Holding AG	6,201	61,397
Autoneum Holding AG(a)	1,014	113,552
Banque Cantonale Vaudoise	396	310,218
Barry Callebaut AG	179	377,319
Belimo Holding AG	29	181,920
Bell Food Group AG(b)	270	74,153
BKW AG	3,459	255,197
Bobst Group S.A.	1,214	63,668
Bucher Industries AG	1,017	313,938
Burckhardt Compression Holding AG	447	106,456
Cembra Money Bank AG	3,602	381,098
Conzzeta AG	156	135,803
Daetwyler Holding AG, BR	921	158,486
DKSH Holding AG	7,084	336,127
dormakaba Holding AG(b)	292	186,874
EFG International AG(a)(b)	12,376	78,012
Emmi AG	207	175,166
EMS-Chemie Holding AG	572	357,663
Flughafen Zurich AG	2,001	360,352
Forbo Holding AG	111	176,610
Galenica AG(b)(d)	9,591	572,981
GAM Holding AG(b)	126,625	421,934
Huber + Suhner AG	1,515	100,718
Implenia AG(a)	7,195	273,144
Inficon Holding AG	175	125,386
IWG PLC	122,835	609,408
Landis+Gyr Group AG(b)	4,718	437,255
Logitech International S.A.	9,651	394,745
Mediclinic International PLC	84,971	402,426
Mobimo Holding AG(b)	1,116	314,414
OC Oerlikon Corp. AG	25,713	263,189
Rieter Holding AG(a)	765	104,119
Schweiter Technologies AG, BR(a)	154	158,253
SFS Group AG(a)	1,927	170,388
Siegfried Holding AG(b)	324	131,833
SIG Combibloc Group AG(b)	9,938	137,375
St Galler Kantonalbank AG	167	73,028
Straumann Holding AG(b)	276	246,085
Sulzer AG	4,340	438,068
Sunrise Communications Group AG(a)(b)(d)	5,840	453,647
Tecan Group AG, Class R	585	138,254
Temenos AG(b)	1,073	153,053
u-blox Holding AG(b)	1,003	81,114
Valiant Holding AG	1,080	109,450
Valora Holding AG(a)(b)	895	255,779
VAT Group AG(b)(d)	1,592	233,375
Vontobel Holding AG(a)	4,093	238,093
Wizz Air Holdings Plc(b)(d)	2,467	121,754

		12,261,246

Ukraine-0.02%
Ferrexpo PLC	47,703	77,746

United Arab Emirates-0.04%
Borr Drilling Ltd.(b)	7,616	51,372
NMC Health PLC	2,573	72,682

		124,054

	Shares	Value
United Kingdom-8.63%
888 Holdings PLC	50,107	$116,450
AA PLC	158,266	90,315
Ascential PLC(d)	22,903	103,491
Ashmore Group PLC(a)	39,183	236,072
Assura PLC	246,815	238,895
Auto Trader Group PLC(d)	24,907	181,195
AVEVA Group PLC	3,715	201,037
B&M European Value Retail S.A.	87,903	421,203
BCA Marketplace PLC	93,867	286,655
Big Yellow Group PLC	15,212	224,795
Bodycote PLC	28,020	259,606
Bovis Homes Group PLC	28,540	432,090
Brewin Dolphin Holdings PLC	34,133	146,815
Britvic PLC	34,459	440,102
Cairn Energy PLC(b)	87,686	201,742
Capital & Counties Properties PLC	89,464	295,204
Card Factory PLC	53,328	116,897
Cineworld Group PLC	65,843	189,742
Coats Group PLC	145,447	134,193
Computacenter PLC	16,386	290,275
ConvaTec Group PLC(d)	194,328	495,754
Countryside Properties PLC(d)	41,533	189,823
Cranswick PLC	7,019	281,923
Crest Nicholson Holdings PLC	68,019	341,856
Daily Mail and General Trust PLC, Class A	26,417	299,790
Dechra Pharmaceuticals PLC	3,165	107,712
Dialog Semiconductor PLC(b)	11,042	495,348
Dignity PLC	10,796	77,464
Diploma PLC	7,772	160,811
Domino’s Pizza Group PLC	47,158	174,463
Dunelm Group PLC	16,444	167,994
EI Group PLC(b)	137,052	499,404
Electrocomponents PLC	50,213	441,964
Elementis PLC	79,551	153,070
Equiniti Group PLC(d)	38,461	107,102
Essentra PLC	42,523	209,864
Firstgroup PLC(b)	170,801	285,332
Galliford Try PLC	35,019	332,156
Games Workshop Group PLC	2,089	120,831
Genus PLC	4,086	153,014
Go-Ahead Group PLC (The)	7,632	201,861
Grafton Group PLC	37,534	379,324
Grainger PLC	56,253	186,928
Great Portland Estates PLC	44,209	450,558
Greggs PLC	10,618	244,017
GVC Holdings PLC	25,247	290,759
Halfords Group PLC	39,393	80,744
Halma PLC	19,292	467,697
Hargreaves Lansdown PLC	11,488	263,416
Hastings Group Holdings PLC(d)	41,872	98,612
Hill & Smith Holdings PLC	9,166	155,376
HomeServe PLC	22,393	335,838
Howden Joinery Group PLC	59,655	445,715
Hunting PLC	20,652	105,024
Ibstock PLC(d)	61,439	192,236
Indivior PLC(b)	178,647	90,387
J D Wetherspoon PLC	10,735	203,226
JD Sports Fashion PLC	22,639	225,102
Jupiter Fund Management PLC	101,531	450,111
Just Eat PLC(b)	12,749	121,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2019

	Shares	Value
United Kingdom-(continued)
Just Group PLC(b)	221,021	$173,746
Keller Group PLC	12,983	87,528
Kier Group PLC(a)	66,379	97,490
Lancashire Holdings Ltd.	37,164	342,162
LondonMetric Property PLC	72,296	216,851
Marshalls PLC	17,083	157,280
Marston’s PLC	182,444	291,090
McCarthy & Stone PLC(d)	89,423	169,520
Merlin Entertainments PLC(d)	88,491	520,436
Metro Bank PLC(a)(b)	8,407	22,062
Mitchells & Butlers PLC(b)	56,553	311,745
Mitie Group PLC	49,879	102,237
Moneysupermarket.com Group PLC	55,564	246,688
Morgan Advanced Materials PLC	36,434	111,075
National Express Group PLC	44,630	257,801
NewRiver REIT PLC	38,540	100,240
Ocado Group PLC(b)	10,723	184,406
OneSavings Bank PLC	34,745	161,856
PageGroup PLC	47,206	271,948
Paragon Banking Group PLC	43,663	284,477
Pets at Home Group PLC	100,239	267,460
Polypipe Group PLC	21,130	123,860
Premier Oil PLC(a)(b)	323,567	346,261
Primary Health Properties PLC	74,815	136,890
Provident Financial PLC	57,573	327,872
PZ Cussons PLC	31,620	82,446
QinetiQ Group PLC	69,931	285,227
Rathbone Brothers PLC	3,196	85,814
Redrow PLC	30,069	234,234
Renishaw PLC	1,845	90,436
Restaurant Group PLC (The)	109,319	191,818
Rightmove PLC	26,283	203,585
Rotork PLC	73,286	285,824
Safestore Holdings PLC	18,587	168,481
Saga PLC	212,285	128,888
Savills PLC	22,842	271,190
Senior PLC	79,792	190,704
Serco Group PLC(b)	211,809	427,566
Shaftesbury PLC	24,178	295,656
SIG PLC	113,541	165,434
Spectris PLC	13,890	429,930
Spirax-Sarco Engineering PLC	4,702	482,187
Spire Healthcare Group PLC(d)	111,608	168,683
Sports Direct International PLC(b)	67,940	271,655
SSP Group PLC	36,594	301,636
St Modwen Properties PLC	15,210	88,765
Stagecoach Group PLC	99,175	176,200
Superdry PLC	23,416	123,928
Synthomer PLC	44,005	158,869
TalkTalk Telecom Group PLC	144,709	208,975

	Shares	Value
United Kingdom-(continued)
Ted Baker PLC	3,822	$20,109
Telecom Plus PLC	7,829	121,771
TP ICAP PLC	113,639	504,230
Tritax Big Box REIT PLC	142,327	276,809
UK Commercial Property REIT Ltd.	115,678	131,276
Ultra Electronics Holdings PLC	14,424	363,961
UNITE Group PLC (The)	24,734	360,065
Vesuvius PLC	40,936	211,567
Victrex PLC	9,690	275,353
WH Smith PLC	11,189	316,791
Workspace Group PLC	16,416	215,609

		28,319,287

United States-0.39%
Alacer Gold Corp.(b)	55,630	275,960
Cott Corp.	18,568	239,031
QIAGEN N.V.(b)	12,637	379,390
Reliance Worldwide Corp. Ltd.	23,897	69,313
Sims Metal Management Ltd.(a)	48,851	314,682

		1,278,376

Total Common Stocks & Other Equity Interests (Cost $319,452,197)		326,880,642

Money Market Funds-0.05%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(e) (Cost $138,610)	138,610	138,610

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.66% (Cost $319,590,807)		327,019,252

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.47%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(e)(f)	15,926,925	15,926,925
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(e)(f)	5,306,852	5,308,975

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $21,235,672)		21,235,900

TOTAL INVESTMENTS IN SECURITIES-106.13% (Cost $340,826,479)		348,255,152
OTHER ASSETS LESS LIABILITIES-(6.13)%		(20,099,654)

NET ASSETS-100.00%		$328,155,498

Investment Abbreviations:

BR-Bearer Shares

CVA-Dutch Certificates

REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

Rts.-Rights

TBA-To Be Announced

Wts.-Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2019

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2019.
(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $13,214,158, which represented 4.03% of the Fund’s Net Assets.

(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco FTSE RAFI Emerging Markets ETF (PXH)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.77%
Brazil-13.14%
Ambev S.A.	1,412,350	$6,114,648
B3 S.A.-Brasil, Bolsa, Balcao	336,985	4,061,213
Banco Bradesco S.A.	443,629	3,630,234
Banco Bradesco S.A., Preference Shares	1,708,860	14,971,255
Banco BTG Pactual S.A.	100,300	1,623,029
Banco do Brasil S.A.	820,858	9,845,634
Banco do Estado do Rio Grande do Sul S.A., Class B, Preference Shares	153,400	854,430
Banco Santander Brasil S.A.	181,700	2,130,032
BR Malls Participacoes S.A.	308,055	1,177,921
Braskem S.A., Class A, Preference Shares	103,509	714,229
BRF S.A.(a)	520,700	4,605,933
CCR S.A.	529,900	2,170,077
Centrais Eletricas Brasileiras S.A.	148,210	1,460,539
Centrais Eletricas Brasileiras S.A., Class B, Preference Shares	105,500	1,077,233
Cia Brasileira de Distribuicao, Preference Shares	98,879	2,044,133
Cia de Saneamento Basico do Estado de Sao Paulo	170,692	2,322,438
Cia de Saneamento do Parana	34,100	774,691
Cia Energetica de Minas Gerais	70,880	263,964
Cia Energetica de Minas Gerais, Preference Shares	857,923	2,917,160
Cia Energetica de Sao Paulo, Class B, Preference Shares	152,400	1,127,511
Cia Paranaense de Energia	25,600	350,291
Cia Paranaense de Energia, Class B, Preference Shares	126,808	1,758,520
Cia Siderurgica Nacional S.A.	509,882	1,498,756
Cielo S.A.	758,822	1,429,029
Cogna Educacao	704,100	1,696,056
Cosan S.A.	86,600	1,246,666
EDP - Energias do Brasil S.A.	172,500	815,147
Embraer S.A.	483,267	2,110,320
Equatorial Energia S.A.	40,100	1,017,683
Gerdau S.A., Preference Shares	730,617	2,444,247
Hypera S.A.	116,900	999,404
IRB Brasil Resseguros S.A.	108,800	1,024,201
Itau Unibanco Holding S.A., Preference Shares	2,345,975	21,172,448
Itausa - Investimentos Itau S.A., Preference Shares	835,409	2,853,093
Klabin S.A.	214,100	843,728
Lojas Americanas S.A.	55,210	207,808
Lojas Americanas S.A., Preference Shares	186,720	929,786
Lojas Renner S.A.	109,746	1,387,408
Metalurgica Gerdau S.A., Preference Shares	1,498,300	2,347,625
Petrobras Distribuidora S.A.	307,100	2,163,409
Petroleo Brasileiro S.A.	1,394,562	11,359,650
Petroleo Brasileiro S.A., Preference Shares	1,860,347	14,083,287
Sul America S.A.	98,100	1,180,064

	Shares	Value
Brazil-(continued)
Suzano S.A.	92,468	$751,832
Telefonica Brasil S.A., Preference Shares	255,443	3,377,569
TIM Participacoes S.A.	437,966	1,245,908
Ultrapar Participacoes S.A.	642,492	3,020,084
Vale S.A.(a)	1,753,038	20,611,646

		167,811,969

Chile-0.87%
Banco de Chile	8,893,862	1,146,209
Banco Santander Chile	21,693,013	1,346,921
Cencosud S.A.	912,986	1,240,691
Empresas CMPC S.A.	331,273	755,514
Empresas COPEC S.A.	101,274	906,262
Enel Americas S.A.	11,907,801	2,225,622
Enel Chile S.A.	9,568,290	787,523
LATAM Airlines Group S.A.	156,327	1,729,888
SACI Falabella	188,928	962,461

		11,101,091

China-32.30%
Agile Group Holdings Ltd.	1,129,712	1,527,865
Agricultural Bank of China Ltd., H Shares	22,025,024	9,076,748
Air China Ltd., H Shares	923,666	817,873
Alibaba Group Holding Ltd., ADR(a)	74,211	13,110,857
Aluminum Corp. of China Ltd., H Shares(a)	4,114,888	1,223,278
Anhui Conch Cement Co. Ltd., H Shares	372,448	2,231,067
ANTA Sports Products Ltd.	171,568	1,681,159
BAIC Motor Corp. Ltd., H Shares(b)	1,484,775	924,468
Baidu, Inc., ADR(a)	43,590	4,439,642
Bank of China Ltd., H Shares	65,893,125	26,987,118
Bank of Communications Co. Ltd., H Shares	6,499,885	4,445,103
Beijing Enterprises Holdings Ltd.	220,678	1,040,363
BYD Co. Ltd., H Shares(c)	171,342	806,681
CGN Power Co. Ltd., H Shares(b)	4,045,102	1,047,700
China Cinda Asset Management Co. Ltd., H Shares	4,713,165	980,193
China CITIC Bank Corp. Ltd., H Shares	7,510,271	4,359,918
China Communications Construction Co. Ltd., H Shares	3,693,711	2,813,511
China Communications Services Corp. Ltd., H Shares	1,220,946	755,526
China Conch Venture Holdings Ltd.	293,761	1,150,652
China Construction Bank Corp., H Shares	67,644,370	54,459,341
China Everbright Bank Co. Ltd., H Shares	2,498,389	1,150,744
China Everbright International Ltd.	895,744	677,719
China Evergrande Group(a)(c)	835,643	2,040,676
China Galaxy Securities Co. Ltd., H Shares	1,464,837	749,454
China Huarong Asset Management Co. Ltd., H Shares(b)	6,364,412	941,950
China Jinmao Holdings Group Ltd.	3,290,692	2,195,838

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2019

	Shares	Value
China-(continued)
China Life Insurance Co., Ltd., H Shares	2,702,751	$7,034,732
China Longyuan Power Group Corp. Ltd., H Shares	1,899,237	1,027,440
China Merchants Bank Co. Ltd., H Shares	1,664,365	7,963,266
China Merchants Port Holdings Co. Ltd.	535,644	839,240
China Minsheng Banking Corp. Ltd., H Shares	5,876,534	4,116,281
China Mobile Ltd.	2,851,473	23,211,398
China National Building Material Co. Ltd., H Shares	4,266,785	3,603,878
China Oilfield Services Ltd., H Shares	951,597	1,328,256
China Oriental Group Co. Ltd.	1,627,938	569,115
China Overseas Land & Investment Ltd.	1,697,043	5,369,773
China Pacific Insurance (Group) Co., Ltd., H Shares	1,050,877	3,821,273
China Petroleum & Chemical Corp., H Shares	28,347,008	16,275,379
China Railway Construction Corp. Ltd., H Shares	2,043,629	2,237,179
China Railway Group Ltd., H Shares	3,652,757	2,204,415
China Resources Beer Holdings Co. Ltd.	305,554	1,573,051
China Resources Land Ltd.	1,168,945	4,988,863
China Resources Power Holdings Co. Ltd.	1,309,821	1,649,455
China Shenhua Energy Co. Ltd., H Shares	2,461,960	5,007,036
China State Construction International Holdings Ltd.	1,011,485	931,768
China Taiping Insurance Holdings Co. Ltd.	720,069	1,626,143
China Telecom Corp. Ltd., H Shares	10,036,986	4,277,216
China Tower Corp. Ltd., H Shares(b)	8,279,848	1,827,594
China Unicom Hong Kong Ltd.	4,607,976	4,568,174
China Vanke Co., Ltd., H Shares	554,524	2,027,012
CIFI Holdings Group Co., Ltd.	1,406,467	942,107
CITIC Ltd.	2,692,291	3,538,104
CITIC Securities Co. Ltd., H Shares	663,133	1,221,741
CNOOC Ltd.	8,646,372	12,973,364
Country Garden Holdings Co. Ltd.	2,699,387	3,760,964
CRRC Corp. Ltd., H Shares	1,393,513	933,430
CSPC Pharmaceutical Group Ltd.	496,745	1,277,085
Dongfeng Motor Group Co. Ltd., H Shares	1,723,141	1,732,441
ENN Energy Holdings Ltd.	161,092	1,845,702
Fosun International Ltd.	1,330,747	1,745,420
GCL-Poly Energy Holdings Ltd.(a)	10,171,976	408,815
Geely Automobile Holdings Ltd.	980,957	1,864,866
GF Securities Co., Ltd., H Shares(a)	670,105	700,226
Great Wall Motor Co. Ltd., H Shares	2,192,389	1,784,636
Guangdong Investment Ltd.	673,453	1,460,722
Guangzhou Automobile Group Co., Ltd., H Shares	845,894	847,222
Guangzhou R&F Properties Co. Ltd., H Shares	1,113,359	1,730,190
Haitong Securities Co., Ltd., H Shares	1,520,645	1,557,954
Hengan International Group Co. Ltd.	220,330	1,540,514
Huaneng Power International, Inc., H Shares	4,024,538	1,915,297

	Shares	Value
China-(continued)
Industrial & Commercial Bank of China Ltd., H Shares	54,530,206	$39,239,874
JD.com, Inc., ADR(a)	172,600	5,376,490
Jiangxi Copper Co., Ltd., H Shares	1,316,402	1,543,531
Kingboard Holdings Ltd.	346,024	924,915
Kunlun Energy Co. Ltd.	1,498,293	1,397,415
Longfor Group Holdings Ltd.(b)	643,536	2,676,713
NetEase, Inc., ADR	10,668	3,049,554
New China Life Insurance Co., Ltd., H Shares	329,789	1,285,461
People’s Insurance Co. Group of China Ltd. (The), H Shares	3,971,434	1,677,207
PetroChina Co., Ltd., H Shares	14,965,234	7,351,155
PICC Property & Casualty Co. Ltd., H Shares	4,457,580	5,658,920
Ping An Insurance (Group) Co. of China Ltd., H Shares	1,391,337	16,109,807
Postal Savings Bank of China Co. Ltd., H Shares(b)	3,403,425	2,184,216
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	533,155	964,586
Shenzhou International Group Holdings Ltd.	86,523	1,198,872
Shimao Property Holdings Ltd.	899,354	3,023,588
Sinopec Shanghai Petrochemical Co. Ltd., H Shares	2,010,956	559,333
Sinopharm Group Co. Ltd., H Shares	618,032	2,219,733
Sunac China Holdings Ltd.	477,521	2,175,064
Tencent Holdings Ltd.	274,310	11,227,611
Trip.com Group, Ltd., ADR(a)	79,512	2,623,101
Vipshop Holdings Ltd., ADR(a)	192,184	2,217,803
Weichai Power Co., Ltd., H Shares	906,717	1,432,200
Yangzijiang Shipbuilding Holdings Ltd.	1,043,422	732,186
Yanzhou Coal Mining Co. Ltd., H Shares	1,280,533	1,302,148
Zijin Mining Group Co. Ltd., H Shares	2,477,802	856,736

		412,502,400

Hong Kong-0.15%
Haier Electronics Group Co. Ltd.	412,271	1,178,263
Nine Dragons Paper Holdings Ltd.	832,911	724,760

		1,903,023

India-8.74%
Axis Bank Ltd.	404,383	4,198,120
Bharat Petroleum Corp. Ltd.	965,284	7,166,608
Bharti Airtel Ltd.	714,433	3,769,650
Bharti Infratel Ltd.	250,141	669,006
Coal India Ltd.	832,814	2,436,960
GAIL (India) Ltd.	457,293	885,525
Grasim Industries Ltd.	177,681	1,925,767
HCL Technologies Ltd.	127,132	2,084,102
Hero MotoCorp Ltd.	33,378	1,272,556
Hindalco Industries Ltd.	814,712	2,158,284
Hindustan Petroleum Corp. Ltd.	1,006,575	4,615,738
Hindustan Unilever Ltd.	54,569	1,673,604
Housing Development Finance Corp. Ltd.	273,680	8,225,979
Indiabulls Housing Finance Ltd.	172,704	503,171
Indian Oil Corp. Ltd.	2,368,594	4,902,238
Infosys Ltd.	796,381	7,697,849
ITC Ltd.	516,955	1,877,849

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2019

	Shares	Value
India-(continued)
JSW Steel Ltd.	487,011	$1,565,494
Larsen & Toubro Ltd.	91,489	1,900,046
Mahindra & Mahindra Ltd.	216,209	1,848,615
Maruti Suzuki India Ltd.	19,137	2,039,571
NTPC Ltd.	1,505,408	2,597,845
Oil & Natural Gas Corp. Ltd.	1,594,467	3,185,393
Power Finance Corp. Ltd.(a)	668,811	1,029,212
REC Ltd.	724,198	1,427,388
Reliance Industries Ltd.	696,781	14,385,299
Reliance Infrastructure Ltd.(a)	520,367	256,777
Shriram Transport Finance Co. Ltd.	66,718	1,071,053
State Bank of India (The)(a)	1,152,772	5,077,292
Sun Pharmaceutical Industries Ltd.	237,172	1,449,206
Tata Consultancy Services Ltd.	135,254	4,327,994
Tata Motors Ltd.(a)	1,864,142	4,670,293
Tata Motors Ltd., Class A(a)	695,908	802,079
Tata Steel Ltd.	265,644	1,425,245
Tech Mahindra Ltd.	92,202	960,644
Vedanta Ltd.	1,882,711	3,937,757
Wipro Ltd.	298,721	1,092,059
Yes Bank Ltd.	514,499	510,663

		111,622,931

Indonesia-1.94%
PT Adaro Energy Tbk	10,345,675	965,508
PT Astra International Tbk	6,698,796	3,316,708
PT Bank Central Asia Tbk	1,139,538	2,553,143
PT Bank Mandiri (Persero) Tbk	6,475,785	3,240,891
PT Bank Negara Indonesia (Persero) Tbk	2,693,111	1,472,510
PT Bank Rakyat Indonesia (Persero) Tbk	14,518,507	4,354,414
PT Indofood Sukses Makmur Tbk	1,683,588	923,533
PT Perusahaan Gas Negara Tbk	6,595,487	991,414
PT Semen Indonesia (Persero) Tbk	1,028,443	926,822
PT Telekomunikasi Indonesia (Persero) Tbk	17,325,763	5,072,942
PT United Tractors Tbk	620,450	958,058

		24,775,943

Malaysia-1.38%
CIMB Group Holdings Bhd	1,623,100	2,039,314
Genting Bhd	984,700	1,369,177
Genting Malaysia Bhd	1,475,800	1,133,737
Malayan Banking Bhd	1,409,400	2,900,764
Petronas Chemicals Group Bhd	827,700	1,479,698
Petronas Gas Bhd	224,700	894,821
Public Bank Bhd	754,700	3,666,486
Sapura Energy Bhd	15,152,300	960,957
Tenaga Nasional Bhd	961,400	3,188,944

		17,633,898

Mexico-3.93%
ALFA S.A.B. de C.V., Class A	1,567,271	1,363,555
America Movil S.A.B. de C.V., Series L(c)	16,771,083	13,331,489
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander	460,642	620,613
Cemex S.A.B. de C.V., Series CPO(d)	15,490,584	5,841,692

	Shares	Value
Mexico-(continued)
Coca-Cola Femsa, S.A.B. de C.V., Series L(c)	237,204	$1,307,888
Fibra Uno Administracion S.A. de C.V.	1,480,711	2,256,748
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO(c)(e)	677,900	6,035,757
Grupo Financiero Banorte S.A.B. de C.V., Class O	1,054,418	5,774,770
Grupo Mexico S.A.B. de C.V., Class B	1,610,343	4,256,003
Grupo Televisa S.A.B., Series CPO(c)(f)	1,207,949	2,676,490
Orbia Advance Corp. S.A.B. de C.V.(c)	647,082	1,401,021
Wal-Mart de Mexico S.A.B. de C.V.	1,758,698	5,295,725

		50,161,751

Romania-0.07%
NEPI Rockcastle PLC	107,215	935,956

Russia-10.67%
Aeroflot PJSC	900,439	1,502,342
Alrosa PJSC	1,270,568	1,477,574
Gazprom PJSC	8,216,684	33,343,158
LUKOIL PJSC	347,187	32,076,375
Magnit PJSC	81,510	4,111,678
MMC Norilsk Nickel PJSC	22,966	6,411,859
Mobile TeleSystems PJSC	1,155,943	5,141,834
Moscow Exchange MICEX-RTS PJSC	842,717	1,249,912
Novatek PJSC	199,810	4,241,241
Novolipetsk Steel PJSC	407,578	795,420
Rosneft Oil Co. PJSC	1,011,703	6,726,659
RusHydro PJSC	123,922,965	986,026
Sberbank of Russia PJSC	6,161,867	22,589,866
Severstal PJSC	137,430	1,892,280
Surgutneftegas PJSC	3,461,276	2,322,959
Surgutneftegas PJSC, Preference Shares	3,625,342	2,132,047
Tatneft PJSC	516,279	6,028,912
Tatneft PJSC, Preference Shares	50,204	516,369
VTB Bank PJSC	3,955,220,594	2,660,015

		136,206,526

South Africa-6.71%
Absa Group Ltd.	548,755	5,642,193
AngloGold Ashanti Ltd.	127,559	2,797,771
Aspen Pharmacare Holdings Ltd.(a)	153,672	1,076,270
Barloworld Ltd.	132,863	1,063,892
Bid Corp. Ltd.	112,853	2,640,941
Bidvest Group Ltd. (The)	116,500	1,593,653
Exxaro Resources Ltd.	100,594	823,464
FirstRand Ltd.	1,173,558	5,087,353
Foschini Group Ltd. (The)	94,802	1,095,067
Gold Fields Ltd.	559,807	3,453,942
Growthpoint Properties Ltd.	1,303,142	1,912,734
Impala Platinum Holdings Ltd.(a)	301,414	2,077,993
Investec Ltd.	152,809	871,600
Life Healthcare Group Holdings Ltd.	604,698	957,818
Mr Price Group Ltd.	69,756	740,001
MTN Group Ltd.	1,187,296	7,376,707
Naspers Ltd., Class N	31,267	4,453,640
Nedbank Group Ltd.	217,619	3,310,912
Netcare Ltd.	720,291	818,148
Old Mutual Ltd.	1,513,401	1,974,198
Pick n Pay Stores Ltd.	187,542	822,951

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2019

	Shares	Value
South Africa-(continued)
Redefine Properties Ltd.	2,297,070	$1,149,793
Remgro Ltd.	167,327	1,924,702
Sanlam Ltd.	675,308	3,567,183
Sappi Ltd.	343,739	885,390
Sasol Ltd.	330,920	6,025,255
Shoprite Holdings Ltd.	221,903	1,994,748
Sibanye Gold Ltd.(a)	1,222,689	2,366,076
SPAR Group Ltd. (The)	103,497	1,394,961
Standard Bank Group Ltd.	661,909	7,622,488
Telkom S.A. SOC Ltd.	236,918	1,087,431
Tiger Brands Ltd.	69,608	991,707
Truworths International Ltd.	211,009	750,407
Vodacom Group Ltd.	356,948	3,124,347
Woolworths Holdings Ltd.	597,554	2,280,571

		85,756,307

Taiwan-13.77%
Acer, Inc.	1,867,000	1,091,723
Asia Cement Corp.	1,208,000	1,708,395
Asustek Computer, Inc.	246,738	1,673,803
AU Optronics Corp.	5,954,000	1,525,639
Catcher Technology Co. Ltd.	363,000	3,076,625
Cathay Financial Holding Co., Ltd.	3,202,440	4,239,692
Cathay Financial Holding Co., Ltd., Rts., expiring 11/25/2019(a)	108,692	18,924
Chailease Holding Co. Ltd.	318,902	1,440,483
China Development Financial Holding Corp.	3,768,000	1,175,933
China Life Insurance Co., Ltd.(a)	1,240,170	1,022,594
China Steel Corp.	2,800,360	2,157,272
Chunghwa Telecom Co., Ltd.	1,482,000	5,452,736
CTBC Financial Holding Co. Ltd.	5,318,838	3,704,255
Delta Electronics, Inc.	752,506	3,312,554
E.Sun Financial Holding Co. Ltd.	3,180,408	2,878,410
Far Eastern New Century Corp.	1,735,000	1,687,094
Far EasTone Telecommunications Co. Ltd.	507,000	1,215,847
First Financial Holding Co. Ltd.	2,310,614	1,696,497
Formosa Chemicals & Fibre Corp.	1,070,920	3,117,016
Formosa Petrochemical Corp.	486,000	1,547,064
Formosa Plastics Corp.	1,260,280	4,049,059
Fubon Financial Holding Co. Ltd.	2,488,928	3,642,573
Hon Hai Precision Industry Co., Ltd.	4,786,064	12,672,484
Innolux Corp.	4,792,490	1,065,855
Inventec Corp.	1,459,000	1,059,243
Largan Precision Co., Ltd.	15,000	2,202,658
Lite-On Technology Corp.	1,439,313	2,373,598
MediaTek, Inc.	682,091	9,142,200
Mega Financial Holding Co. Ltd.	3,442,080	3,380,963
Micro-Star International Co. Ltd.	343,000	1,014,109
Nan Ya Plastics Corp.	1,036,940	2,452,643
Novatek Microelectronics Corp.	211,000	1,358,585
Pegatron Corp.	1,035,106	2,016,451
Pou Chen Corp.	825,740	1,105,399
Powertech Technology, Inc.	475,200	1,498,635
President Chain Store Corp.	173,000	1,727,698
Quanta Computer, Inc.	1,345,000	2,584,797
Shin Kong Financial Holding Co. Ltd.(a)	7,745,998	2,447,939
Taishin Financial Holding Co. Ltd.	3,416,169	1,587,976
Taiwan Cement Corp.	2,316,324	3,077,982

	Shares	Value
Taiwan-(continued)
Taiwan Cooperative Financial Holding Co. Ltd.	1,506,759	$1,036,993
Taiwan Mobile Co. Ltd.	520,400	1,940,356
Taiwan Semiconductor Manufacturing Co., Ltd.	5,661,000	55,511,851
Tatung Co. Ltd.(a)	1,198,000	720,205
Uni-President Enterprises Corp.	1,445,941	3,572,043
United Microelectronics Corp.	9,545,000	4,389,875
Walsin Lihwa Corp.	1,895,000	927,564
Wistron Corp.	1,356,875	1,245,862
Yuanta Financial Holding Co. Ltd.	3,721,671	2,329,063

		175,877,215

Thailand-3.47%
Advanced Info Service PCL, NVDR	442,700	3,357,453
Bangkok Bank PCL, Foreign Shares	222,556	1,282,489
Banpu PCL, NVDR	2,696,269	1,035,824
Charoen Pokphand Foods PCL, NVDR	2,262,191	1,891,715
CP ALL PCL, NVDR	924,675	2,388,629
IRPC PCL, NVDR	6,219,746	700,352
Kasikornbank PCL, Foreign Shares	240,132	1,105,426
Kasikornbank PCL, NVDR	170,352	784,200
Krung Thai Bank PCL, NVDR	3,916,096	2,152,913
PTT Exploration & Production PCL, NVDR	653,943	2,609,708
PTT Global Chemical PCL, NVDR	1,342,899	2,268,185
PTT PCL, NVDR	8,504,504	12,744,786
Siam Cement PCL (The), NVDR	362,803	4,409,627
Siam Commercial Bank PCL (The), NVDR	1,259,962	4,673,481
Thai Oil PCL, NVDR	764,695	1,734,778
Thanachart Capital PCL, NVDR	660,466	1,159,288

		44,298,854

Turkey-2.04%
Akbank T.A.S.(a)	2,663,799	3,222,178
BIM Birlesik Magazalar A.S.	145,025	1,201,317
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	3,759,879	796,396
Eregli Demir ve Celik Fabrikalari TAS	1,111,196	1,272,150
Haci Omer Sabanci Holding A.S.	1,382,227	2,001,036
KOC Holding A.S.	781,583	2,562,612
Tupras-Turkiye Petrol Rafinerileri A.S.	96,376	2,100,430
Turk Hava Yollari AO(a)	779,311	1,587,939
Turkcell Iletisim Hizmetleri A.S.	961,419	2,115,524
Turkiye Garanti Bankasi A.S.(a)	2,052,161	3,304,983
Turkiye Halk Bankasi A.S.(a)	1,579,543	1,448,881
Turkiye Is Bankasi A.S., Class C(a)	2,150,465	2,183,385
Turkiye Vakiflar Bankasi T.A.O., Class D(a)	1,739,418	1,321,490
Yapi ve Kredi Bankasi A.S.(a)	2,353,065	939,158

		26,057,479

United States-0.59%
JBS S.A.	1,070,882	7,546,645

Total Common Stocks & Other Equity Interests (Cost $1,208,278,350)		1,274,191,988

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2019

	Shares	Value
Money Market Funds-0.17%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(g) (Cost $2,265,414)	2,265,414	$2,265,414

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $1,210,543,764)		1,276,457,402

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.20%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(g)(h)	1,898,097	1,898,097

	Shares	Value
Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(g)(h)	632,446	$632,699

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,530,762)		2,530,796

TOTAL INVESTMENTS IN SECURITIES-100.14% (Cost $1,213,074,526)		1,278,988,198
OTHER ASSETS LESS LIABILITIES-(0.14)%		(1,838,363)

NET ASSETS-100.00%		$1,277,149,835

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

NVDR-Non-Voting Depositary Receipt

Rts.-Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $9,602,641, which represented less than 1% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2019.
(d)	Each CPO for Cemex S.A.B. de C.V. represents two Series A shares and one Series B share.
(e)	Each CPO for Fomento Economico Mexicano, S.A.B. de C.V. represents one Series B share and four Series D shares.
(f)	Each CPO for Grupo Televisa S.A.B. represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(g)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

The Fund’s Adviser also serves as the adviser for the Invesco India ETF and therefore, Invesco India ETF is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the year ended October 31, 2019.

	Value October 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2019	Dividend Income
Invesco India ETF*	$7,884,352	$-	$(9,080,939)	$(629,576)	$1,826,163	$-	$82,459

* At October 31, 2019, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Invesco Global Clean Energy ETF (PBD)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Austria-0.95%
Verbund AG	8,726	$472,156

Canada-5.89%
Ballard Power Systems, Inc.	89,352	491,509
Boralex, Inc., Class A	29,072	482,192
Canadian Solar, Inc.(a)	21,818	372,433
Innergex Renewable Energy, Inc.	42,071	526,228
Northland Power, Inc.	25,968	519,617
TransAlta Renewables, Inc.	49,304	531,921

		2,923,900

Chile-0.97%
Sociedad Quimica y Minera de Chile S.A., ADR	17,728	481,847

China-7.69%
BYD Co. Ltd., H Shares(b)	95,622	450,190
Daqo New Energy Corp., ADR(a)(b)	9,610	364,795
Huaneng Renewables Corp. Ltd., H Shares	1,437,491	550,222
JinkoSolar Holding Co. Ltd., ADR(a)(b)	23,643	341,405
Kandi Technologies Group, Inc.(a)(b)	97,559	485,844
NIO, Inc., ADR(a)(b)	181,846	263,677
Xinjiang Goldwind Science & Technology Co., Ltd., H Shares	403,450	482,326
Xinyi Energy Holdings Ltd.	1,786,000	458,024
Xinyi Solar Holdings Ltd., A Shares	751,103	425,494

		3,821,977

Denmark-3.05%
Novozymes A/S, Class B	11,511	542,232
Orsted A/S(c)	5,332	467,932
Vestas Wind Systems A/S	6,202	506,490

		1,516,654

Finland-1.16%
Caverion Oyj(b)	77,292	577,747

France-1.94%
Albioma S.A.	18,704	485,161
Neoen S.A.(a)(b)(c)	18,030	478,741

		963,902

Germany-7.72%
CropEnergies AG	73,145	572,046
Encavis AG(b)	54,263	538,188
Nordex S.E.(a)(b)	44,716	585,678
OSRAM Licht AG(b)	11,804	526,766
PNE AG	123,413	549,366
SMA Solar Technology AG(a)(b)	17,669	552,342
VERBIO Vereinigte BioEnergie AG	50,544	509,761

		3,834,147

Guernsey-1.05%
Renewables Infrastructure Group Ltd. (The)	307,054	519,704

Hong Kong-1.91%
Canvest Environmental Protection Group Co. Ltd.(c)	1,105,209	456,878
China High Speed Transmission Equipment Group Co., Ltd.	828,287	489,298

		946,176

	Shares	Value
Ireland-1.09%
Kingspan Group PLC	10,432	$540,723

Italy-1.04%
Falck Renewables S.p.A.	115,878	516,083

Japan-9.97%
EF-ON, Inc.	74,107	501,793
eRex Co. Ltd.	45,660	624,681
GS Yuasa Corp.	27,739	510,107
Meidensha Corp.	28,173	545,452
RENOVA, Inc.(a)	59,662	534,781
Takuma Co. Ltd.	42,952	514,129
Tanaka Chemical Corp.(a)(b)	66,097	595,518
West Holdings Corp.(b)	41,658	616,556
W-Scope Corp.	82,752	509,043

		4,952,060

Netherlands-1.06%
Signify N.V.(c)	18,044	528,232

New Zealand-3.87%
Contact Energy Ltd.	93,652	443,236
Mercury NZ Ltd.	155,777	496,002
Meridian Energy Ltd.	153,050	451,494
Tilt Renewables Ltd.	290,286	530,557

		1,921,289

Norway-1.77%
NEL ASA(a)	541,874	468,619
Scatec Solar ASA(c)	36,958	410,993

		879,612

South Korea-4.08%
CS Wind Corp.	18,838	528,653
Ecopro Co. Ltd.(a)	29,529	527,915
Samsung SDI Co. Ltd.	2,492	487,284
Seoul Semiconductor Co. Ltd.	42,034	484,125

		2,027,977

Spain-3.95%
Atlantica Yield PLC	20,397	489,732
Audax Renovables S.A.(a)(b)	264,146	486,246
EDP Renovaveis S.A.	45,530	519,131
Siemens Gamesa Renewable Energy S.A.	34,040	468,063

		1,963,172

Sweden-1.06%
Nibe Industrier AB, Class B	38,532	527,929

Switzerland-4.38%
Credit Suisse Real Estate Fund Green Property(b)	3,646	549,071
Gurit Holding AG, BR	412	587,886
Landis+Gyr Group AG(a)	5,635	522,240
Meyer Burger Technology AG(a)(b)	1,227,190	516,620

		2,175,817

Taiwan-7.36%
Epistar Corp.	619,131	602,036
Everlight Electronics Co. Ltd.(a)	530,000	486,638
Gigasolar Materials Corp.(a)	132,000	507,350
Lextar Electronics Corp.	899,000	527,165
Motech Industries, Inc.(a)	1,536,000	480,875

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco Global Clean Energy ETF (PBD)–(continued)

October 31, 2019

	Shares	Value
Taiwan-(continued)
Sino-American Silicon Products, Inc.	189,000	$569,971
United Renewable Energy Co. Ltd.(a)	1,780,241	482,482

		3,656,517

Thailand-1.00%
BCPG PCL, NVDR	829,151	494,278

United Kingdom-4.26%
Drax Group PLC	141,919	545,053
GCP Infrastructure Investments Ltd.	314,827	523,083
Greencoat UK Wind PLC	281,032	530,209
Ricardo PLC	62,373	516,548

		2,114,893

United States-22.74%
Acuity Brands, Inc.	3,606	449,993
Ameresco, Inc., Class A(a)	31,030	457,382
Bloom Energy Corp., Class A(a)(b)	144,205	441,267
Clearway Energy, Inc., Class C	27,679	501,820
Cree, Inc.(a)	9,586	457,540
Enphase Energy, Inc.(a)(b)	18,165	352,946
First Solar, Inc.(a)	7,348	380,553
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	16,968	506,664
Itron, Inc.(a)	6,560	500,266
Ormat Technologies, Inc.	6,683	511,650
Pattern Energy Group, Inc., Class A	18,158	508,969
Plug Power, Inc.(a)(b)	176,651	468,125
Renewable Energy Group, Inc.(a)(b)	33,443	546,459
SolarEdge Technologies, Inc.(a)	5,504	467,620
Sunnova Energy International, Inc.(a)(b)	44,925	477,103
SunPower Corp.(a)(b)	32,953	288,668
Sunrun, Inc.(a)	28,200	438,228

	Shares	Value
United States-(continued)
TerraForm Power, Inc., Class A	27,671	$469,854
Tesla, Inc.(a)(b)	2,050	645,586
TPI Composites, Inc.(a)	25,070	514,687
Universal Display Corp.	2,660	532,479
Veeco Instruments, Inc.(a)	40,844	557,112
Vivint Solar, Inc.(a)(b)	62,060	435,041
Willdan Group, Inc.(a)	12,764	386,749

		11,296,761

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $41,897,125)		49,653,553

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-18.50%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)(e)	6,892,188	6,892,188
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)(e)	2,296,477	2,297,396

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,189,384)		9,189,584

TOTAL INVESTMENTS IN SECURITIES-118.46% (Cost $51,086,509)		58,843,137
OTHER ASSETS LESS LIABILITIES-(18.46)%		(9,168,371)

NET ASSETS-100.00%		$49,674,766

Investment Abbreviations:

ADR-American Depositary Receipt

BR-Bearer Shares

NVDR-Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2019.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $2,342,776, which represented 4.72% of the Fund’s Net Assets.

(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Invesco Global Water ETF (PIO)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.83%
Brazil-3.86%
Cia de Saneamento Basico do Estado de Sao Paulo	554,141	$7,539,653

Canada-0.61%
Stantec, Inc.	55,585	1,188,373

Cayman Islands-0.08%
Consolidated Water Co. Ltd.	8,567	150,265

China-2.55%
Beijing Enterprises Water Group Ltd.(a)	3,491,283	1,826,334
China Everbright Water Ltd.	282,694	62,315
CT Environmental Group Ltd.(a)(b)	2,561,890	100,022
Guangdong Investment Ltd.	1,383,977	3,001,851

		4,990,522

France-6.62%
Suez	305,561	4,764,068
Veolia Environnement S.A.	310,635	8,168,422

		12,932,490

Hong Kong-0.28%
China Water Affairs Group Ltd.	711,075	544,350

Italy-1.59%
ACEA S.p.A.	28,657	570,366
Hera S.p.A.	590,471	2,528,319

		3,098,685

Japan-4.63%
Kurita Water Industries Ltd.	79,541	2,310,335
METAWATER Co. Ltd.	10,013	393,647
Miura Co. Ltd.	51,361	1,563,089
TOTO Ltd.	115,736	4,769,473

		9,036,544

Netherlands-1.70%
Aalberts N.V.	65,201	2,623,060
Arcadis N.V.(c)	35,051	692,152

		3,315,212

South Korea-1.56%
Woongjin Coway Co., Ltd.	38,508	3,038,407

Spain-1.12%
Acciona S.A.(c)	21,003	2,189,721

Switzerland-6.93%
Geberit AG	26,695	13,542,961

Thailand-0.24%
TTW PCL, NVDR	1,055,702	475,494

	Shares	Value
United Kingdom-16.77%
Halma PLC	294,271	$7,134,034
HomeServe PLC	187,378	2,810,192
Pennon Group PLC	240,574	2,796,120
Polypipe Group PLC	92,236	540,671
Severn Trent PLC	207,816	6,064,005
Spirax-Sarco Engineering PLC	66,684	6,838,407
United Utilities Group PLC	584,280	6,579,215

		32,762,644

United States-51.29%
A.O. Smith Corp.	114,829	5,704,705
American Water Works Co., Inc.	51,878	6,395,001
Aqua America, Inc.	60,385	2,737,252
Danaher Corp.	104,728	14,433,613
Ecolab, Inc.	72,128	13,853,625
Ferguson PLC	151,397	12,902,474
HD Supply Holdings, Inc.(a)	107,841	4,264,033
IDEX Corp.	44,575	6,932,750
Pentair PLC	293,785	12,183,264
Reliance Worldwide Corp. Ltd.	997,364	2,892,834
Roper Technologies, Inc.	20,287	6,835,908
Waters Corp.(a)	34,660	7,334,749
Xylem, Inc.	48,276	3,702,286

		100,172,494

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.83% (Cost $151,106,400)		194,977,815

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.54%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)(e)	2,256,993	2,256,993
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)(e)	752,030	752,331

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,009,250)		3,009,324

TOTAL INVESTMENTS IN SECURITIES-101.37% (Cost $154,115,650)		197,987,139
OTHER ASSETS LESS LIABILITIES-(1.37)%		(2,673,382)

NET ASSETS-100.00%		$195,313,757

Investment Abbreviations:

NVDR-Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(c)	All or a portion of this security was out on loan at October 31, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco International BuyBack Achievers™ ETF (IPKW)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Australia-7.34%
Qantas Airways Ltd.	805,573	$3,557,547
Rio Tinto plc	131,777	6,844,646

		10,402,193

Brazil-0.25%
Ser Educacional S.A.(a)	60,000	356,168

Canada-27.45%
Canadian Tire Corp. Ltd., Class A(b)	30,435	3,287,911
CI Financial Corp.	233,597	3,407,049
Dream Office REIT(b)	44,829	999,345
ECN Capital Corp.	247,506	819,151
Gildan Activewear, Inc.	96,230	2,463,681
Home Capital Group, Inc.(c)	43,313	893,381
Imperial Oil Ltd.	131,152	3,272,938
Magna International, Inc.	128,143	6,904,620
Methanex Corp.	68,547	2,602,945
Norbord, Inc.	34,523	998,641
RioCan REIT	171,551	3,449,684
Thomson Reuters Corp.	102,199	6,882,211
West Fraser Timber Co. Ltd.	57,558	2,666,932
Westshore Terminals Investment Corp.(b)	14,458	251,243

		38,899,732

Denmark-3.84%
Pandora A/S	85,143	4,188,737
Sydbank A/S	63,587	1,247,884

		5,436,621

Germany-4.69%
Bilfinger S.E.	43,125	1,439,524
Covestro AG(a)	69,047	3,316,241
Rocket Internet S.E.(a)(c)	71,082	1,888,990

		6,644,755

Ireland-2.65%
Flutter Entertainment PLC(b)	36,445	3,752,977

Japan-31.00%
Chugoku Marine Paints Ltd.	53,959	527,087
Coca-Cola Bottlers Japan Holdings, Inc.(b)	138,460	3,159,713
Fancl Corp.	77,510	2,204,738
Foster Electric Co. Ltd.	22,073	397,336
Geo Holdings Corp.	29,075	363,353
Idemitsu Kosan Co. Ltd.	195,531	5,796,928
Isuzu Motors Ltd.	519,215	6,087,646
Joyful Honda Co. Ltd.	87,672	1,122,409
Kenedix, Inc.	135,889	742,893
KYORIN Holdings, Inc.	51,062	898,857
NTT DOCOMO, Inc.	268,313	7,383,851
Seiren Co. Ltd.	52,170	648,596
Shinmaywa Industries Ltd.	73,692	911,394
Ship Healthcare Holdings, Inc.	39,741	1,702,057
Toshiba Corp.	223,846	7,671,703
Yondoshi Holdings, Inc.	22,449	549,882
Z Holdings Corp.	1,214,941	3,753,668

		43,922,111

	Shares	Value
Netherlands-10.00%
ASM International N.V.	37,109	$3,728,545
Koninklijke Ahold Delhaize N.V.	273,120	6,802,572
Signify N.V.(a)	124,246	3,637,261

		14,168,378

South Africa-0.22%
DataTec Ltd.	130,976	312,235

South Korea-4.16%
BH Co., Ltd.(c)	26,755	525,465
S&T Motiv Co. Ltd.	6,815	267,106
SFA Engineering Corp.	22,185	797,054
SK Innovation Co. Ltd.	24,625	3,386,480
SK Materials Co. Ltd.	5,831	918,165

		5,894,270

Switzerland-3.71%
Dufry AG(c)	36,722	3,184,868
Forbo Holding AG	1,306	2,077,953

		5,262,821

Taiwan-0.41%
Cheng Uei Precision Industry Co. Ltd.	383,000	574,994

United Kingdom-4.22%
Computacenter PLC	97,735	1,731,361
Man Group PLC	1,576,026	2,926,505
Sole Realisation Co. PLC(c)(d)	90,508	0
Ultra Electronics Holdings PLC	52,259	1,318,650

		5,976,516

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $139,743,680)		141,603,771

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.37%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(e)(f)	7,837,029	7,837,029
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(e)(f)	2,611,298	2,612,343

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $10,449,319)		10,449,372

TOTAL INVESTMENTS IN SECURITIES-107.31% (Cost $150,192,999)		152,053,143
OTHER ASSETS LESS LIABILITIES-(7.31)%		(10,361,377)

NET ASSETS-100.00%		$141,691,766

Investment Abbreviations:

REIT-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Invesco International BuyBack Achievers™ ETF (IPKW)–(continued)

October 31, 2019

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $9,198,660, which represented 6.49% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at October 31, 2019.
(c)	Non-income producing security.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco MSCI Global Timber ETF (CUT)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.75%
Australia-1.30%
Orora Ltd.	817,840	$1,741,063
Quintis Ltd.(a)(b)	20,883	0

		1,741,063

Brazil-4.15%
Duratex S.A.	211,042	690,786
Klabin S.A.	476,134	1,876,355
Suzano S.A.	369,153	3,001,483

		5,568,624

Canada-4.18%
Canfor Corp.(a)	42,036	509,159
Canfor Pulp Products, Inc.	19,715	129,898
Cascades, Inc.	47,147	447,311
Interfor Corp.(a)	45,151	539,332
Norbord, Inc.	32,912	952,040
Stella-Jones, Inc.	39,450	1,096,142
West Fraser Timber Co. Ltd.	36,269	1,680,513
Western Forest Products, Inc.	255,206	252,420

		5,606,815

Chile-1.30%
Empresas CMPC S.A.	762,656	1,739,344

China-0.58%
Greatview Aseptic Packaging Co. Ltd.	538,372	271,326
Lee & Man Paper Manufacturing Ltd.	881,792	491,653
Youyuan International Holdings Ltd.(a)(b)	337,463	11,195

		774,174

Finland-12.38%
Huhtamaki Oyj	65,739	3,043,683
Metsa Board Oyj(c)	128,970	853,960
Stora Enso Oyj, Class R	392,768	5,093,980
UPM-Kymmene Oyj	234,227	7,614,733

		16,606,356

Germany-0.26%
Mercer International, Inc.	28,653	349,566

Hong Kong-0.71%
Nine Dragons Paper Holdings Ltd.	1,102,236	959,114

Indonesia-1.24%
PT Indah Kiat Pulp & Paper Corp. Tbk	1,836,656	951,890
PT Pabrik Kertas Tjiwi Kimia Tbk	940,620	708,631

		1,660,521

Ireland-3.79%
Smurfit Kappa Group PLC	152,310	5,080,750

Israel-0.07%
Hadera Paper Ltd.	1,942	93,254

Japan-5.06%
Daiken Corp.	7,255	131,537
Daio Paper Corp.	46,483	624,761
Hokuetsu Corp.	84,274	432,654
Nippon Paper Industries Co. Ltd.	66,373	1,149,962
Oji Holdings Corp.	584,396	3,054,287
Pack Corp. (The)(c)	8,720	309,340

	Shares	Value
Japan-(continued)
Rengo Co. Ltd.	118,312	$864,590
Tokushu Tokai Paper Co. Ltd.	5,711	215,804

		6,782,935

Pakistan-0.03%
Packages Ltd.	22,950	42,374

Portugal-0.78%
Altri SGPS S.A.	48,204	293,901
Navigator Co. S.A. (The)	144,519	521,104
Semapa-Sociedade de Investimento e Gestao	16,369	224,989

		1,039,994

South Africa-0.68%
Sappi Ltd.	355,410	915,452

South Korea-0.15%
Hansol Paper Co. Ltd.	11,294	142,213
Moorim P&P Co. Ltd.	14,799	56,667

		198,880

Spain-0.42%
Ence Energia y Celulosa S.A.	90,942	358,152
Miquel y Costas & Miquel S.A.	12,491	209,870

		568,022

Sweden-5.77%
BillerudKorsnas AB(c)	118,830	1,429,517
Holmen AB, Class B	71,557	2,113,815
Svenska Cellulosa AB SCA, Class B	410,297	4,188,868

		7,732,200

Switzerland-1.12%
SIG Combibloc Group AG(a)	108,564	1,500,697

Taiwan-0.63%
Cheng Loong Corp.	488,000	290,968
Chung Hwa Pulp Corp.	262,000	79,442
Longchen Paper & Packaging Co., Ltd.	357,000	158,912
YFY, Inc.	788,000	309,344

		838,666

Thailand-0.06%
Polyplex Thailand PCL, NVDR	172,519	78,275

United Kingdom-8.15%
DS Smith PLC	925,894	4,284,427
Mondi PLC	321,627	6,648,557

		10,932,984

United States-46.94%
Amcor PLC	606,652	5,775,327
Avery Dennison Corp.	52,712	6,739,756
Boise Cascade Co.	26,169	936,065
CatchMark Timber Trust, Inc., Class A	32,956	378,005
Clearwater Paper Corp.(a)	11,089	205,590
Domtar Corp.	42,797	1,557,383
Graphic Packaging Holding Co.	200,137	3,134,145
International Paper Co.	152,678	6,668,975
Louisiana-Pacific Corp.	83,724	2,447,253
Neenah, Inc.	11,325	730,462
Packaging Corp. of America	58,990	6,457,045
PH Glatfelter Co.	29,580	532,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Invesco MSCI Global Timber ETF (CUT)–(continued)

October 31, 2019

	Shares	Value
United States-(continued)
PotlatchDeltic Corp.	45,858	$1,947,589
Rayonier, Inc.	87,862	2,370,517
Resolute Forest Products, Inc.	39,769	143,964
Schweitzer-Mauduit International, Inc.	20,742	839,844
Sealed Air Corp.	105,163	4,392,659
Sonoco Products Co.	67,558	3,898,097
Verso Corp., Class A(a)	23,283	340,863
Westrock Co.	173,893	6,498,381
Weyerhaeuser Co.	238,012	6,952,331

		62,946,691

Total Common Stocks & Other Equity Interests (Cost $119,881,592)		133,756,751

Exchange-Traded Funds-0.05%
India-0.05%
Invesco India ETF(d) (Cost $75,311)	2,943	73,870

Money Market Funds-0.16%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(e) (Cost $208,217)	208,217	208,217

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $120,165,120)		134,038,838

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.89%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(e)(f)	1,898,798	$1,898,798
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(e)(f)	632,680	632,933

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,531,690)		2,531,731

TOTAL INVESTMENTS IN SECURITIES-101.85% (Cost $122,696,810)		136,570,569
OTHER ASSETS LESS LIABILITIES-(1.85)%		(2,478,001)

NET ASSETS-100.00%		$134,092,568

Investment Abbreviations:

NVDR-Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(c)	All or a portion of this security was out on loan at October 31, 2019.
(d)

The Fund’s Adviser also serves as the adviser for the Invesco India ETF and therefore, Invesco India ETF is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2019.

	Value October 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2019	Dividend Income
Invesco India ETF	$237,787	$12,026	$(200,356)	$36,100	$(11,687)	$73,870	$1,208

(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Invesco S&P Global Dividend Opportunities Index ETF (LVL)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.78%
Australia-4.19%
AusNet Services	99,595	$126,939
Commonwealth Bank of Australia	9,942	538,785
GPT Group (The)	19,865	81,432
Sonic Healthcare Ltd.	25,521	501,810

		1,248,966

Canada-15.13%
Algonquin Power & Utilities Corp.	6,459	88,898
Bank of Montreal(a)	5,536	410,667
Canadian Imperial Bank of Commerce	7,536	643,944
First Capital Realty, Inc.	6,240	103,498
Fortis, Inc.	2,125	88,470
H&R REIT	7,006	118,761
Pembina Pipeline Corp.	19,722	695,788
RioCan REIT	5,672	114,057
Royal Bank of Canada	5,226	422,422
Shaw Communications, Inc., Class B	36,197	740,271
TELUS Corp.	19,544	696,646
Toronto-Dominion Bank (The)	6,792	388,653

		4,512,075

China-1.94%
Bank of Communications Co. Ltd., H Shares	846,000	578,557

Finland-2.55%
Elisa Oyj	13,907	759,787

France-9.19%
Danone S.A.	5,071	420,689
Gecina S.A.	545	93,515
Orange S.A.	54,291	874,627
TOTAL S.A.	15,755	828,495
Vinci S.A.	4,650	521,890

		2,739,216

Germany-2.64%
alstria office REIT-AG	4,520	84,718
LEG Immobilien AG	811	93,103
Muenchener Rueckversicherungs-Gesellschaft AG	1,839	510,869
Vonovia S.E.	1,847	98,311

		787,001

Hong Kong-3.01%
CLP Holdings Ltd.	7,500	77,845
Jardine Matheson Holdings Ltd.	6,900	394,128
NWS Holdings Ltd.	220,000	327,851
Sino Land Co. Ltd.	66,000	98,861

		898,685

Italy-3.13%
Eni S.p.A.	54,549	825,838
Terna Rete Elettrica Nazionale S.p.A.	16,061	106,149

		931,987

Japan-5.52%
Advance Residence Investment Corp.	21	69,738
Japan Excellent, Inc.	47	80,822
Kenedix Office Investment Corp.(a)	10	78,257
Kenedix Residential Next Investment Corp.	47	96,735
Mitsubishi Heavy Industries Ltd.	10,700	435,700

	Shares	Value
Japan-(continued)
Mori Hills REIT Investment Corp.	48	$79,301
Nippon Accommodations Fund, Inc.	11	69,192
Osaka Gas Co. Ltd.	3,627	71,228
Toyota Motor Corp.	8,200	572,077
United Urban Investment Corp.	46	92,762

		1,645,812

Portugal-0.51%
EDP - Energias de Portugal S.A., Class R	36,897	151,896

Singapore-1.61%
SATS Ltd.	129,300	479,786

Spain-2.17%
Iberdrola S.A.	9,802	100,696
Red Electrica Corp. S.A.	5,384	108,420
Viscofan S.A.	8,087	438,302

		647,418

Sweden-1.34%
Securitas AB, Class B	24,910	399,210

Switzerland-10.76%
Helvetia Holding AG	3,332	467,341
PSP Swiss Property AG	678	89,667
Roche Holding AG, BR	1,896	564,525
SGS S.A.	210	546,522
Swiss Prime Site AG(b)	1,323	136,222
Swiss Re AG	6,343	664,030
Swisscom AG	1,449	740,102

		3,208,409

United Kingdom-5.65%
Informa PLC	40,093	402,072
Legal & General Group PLC	199,591	681,060
Meggitt PLC	74,650	603,152

		1,686,284

United States-30.44%
Alexandria Real Estate Equities, Inc.	364	57,785
Alliant Energy Corp.	1,294	69,022
American Electric Power Co., Inc.	808	76,267
American National Insurance Co.	2,566	307,869
Arbor Realty Trust, Inc.(a)	43,604	595,631
AvalonBay Communities, Inc.	289	62,904
Blackstone Mortgage Trust, Inc., Class A	14,725	534,518
Camden Property Trust	573	65,534
Chevron Corp.	4,622	536,799
Clorox Co. (The)	2,558	377,791
Coca-Cola Co. (The)	9,539	519,208
Consolidated Edison, Inc.	900	82,998
Cracker Barrel Old Country Store, Inc.(a)	2,835	440,843
Crown Castle International Corp.	541	75,085
DTE Energy Co.	551	70,153
Duke Energy Corp.	1,162	109,530
Duke Realty Corp.	1,527	53,659
Equity Residential	720	63,835
Essex Property Trust, Inc.	180	58,883
Evergy, Inc.	1,261	80,591
Eversource Energy	870	72,854
Gaming and Leisure Properties, Inc.	3,456	139,484

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Invesco S&P Global Dividend Opportunities Index ETF (LVL)–(continued)

October 31, 2019

	Shares	Value
United States-(continued)
Genuine Parts Co.	4,888	$501,411
Johnson & Johnson	3,357	443,258
MDU Resources Group, Inc.	2,829	81,730
National Fuel Gas Co.	1,597	72,360
National Health Investors, Inc.	1,278	109,640
National Storage Affiliates Trust	2,681	91,610
Northwest Bancshares, Inc.	20,346	343,237
NorthWestern Corp.	1,068	77,451
Old Republic International Corp.	16,601	370,866
Paychex, Inc.	5,436	454,667
PepsiCo, Inc.	3,579	490,931
Pfizer, Inc.	12,342	473,563
Pinnacle West Capital Corp.	760	71,531
Portland General Electric Co.	1,217	69,223
PS Business Parks, Inc.	289	52,179
Sempra Energy	433	62,573
Spire, Inc.	802	67,416
UDR, Inc.	1,297	65,174
Verizon Communications, Inc.	11,994	725,277

		9,075,340

Total Common Stocks & Other Equity Interests (Cost $28,255,689)		29,750,429

Money Market Funds-0.38%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(c) (Cost $113,532)	113,532	113,532

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.16% (Cost $28,369,221)		29,863,961

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.38%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)(d)	1,427,632	$1,427,632
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)(d)	475,687	475,877

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,903,505)		1,903,509

TOTAL INVESTMENTS IN SECURITIES-106.54% (Cost $30,272,726)		31,767,470
OTHER ASSETS LESS LIABILITIES-(6.54)%		(1,949,631)

NET ASSETS-100.00%		$29,817,839

Investment Abbreviations:

BR-Bearer Shares

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2019.
(b)	Non-income producing security.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Invesco S&P Global Water Index ETF (CGW)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Austria-1.57%
ANDRITZ AG	258,834	$11,631,587

Brazil-2.04%
Cia de Saneamento Basico do Estado de Sao
Paulo, ADR	1,116,397	15,116,015

Canada-3.00%
Algonquin Power & Utilities Corp.	1,618,928	22,282,046

China-4.13%
Beijing Enterprises Water Group Ltd.(a)	19,634,035	10,270,812
Guangdong Investment Ltd.	9,397,631	20,383,496

		30,654,308

France-7.87%
Suez	1,384,693	21,589,049
Veolia Environnement S.A.	1,400,049	36,815,526

		58,404,575

Hong Kong-0.29%
China Water Affairs Group Ltd.	2,786,080	2,132,830

Italy-1.88%
ACEA S.p.A.	146,093	2,907,719
Hera S.p.A.	2,578,882	11,042,429

		13,950,148

Japan-1.88%
Kurita Water Industries Ltd.	385,572	11,199,261
METAWATER Co. Ltd.	39,223	1,541,998
Organo Corp.(a)	21,982	1,207,836

		13,949,095

Netherlands-1.88%
Aalberts N.V.	347,004	13,960,096

Singapore-0.68%
Sembcorp Industries Ltd.	2,972,872	5,002,298

South Korea-1.95%
Woongjin Coway Co., Ltd.	183,672	14,492,320

Sweden-3.37%
Alfa Laval AB	1,080,811	25,028,174

Switzerland-7.05%
Geberit AG	75,280	38,191,202
Georg Fischer AG(b)	14,792	14,091,188

		52,282,390

United Kingdom-13.05%
Halma PLC	1,362,990	33,043,069
Pennon Group PLC	1,360,400	15,811,522
Severn Trent PLC	784,574	22,893,620
United Utilities Group PLC	2,227,485	25,082,330

		96,830,541

United States-49.32%
Advanced Drainage Systems, Inc.	183,060	6,776,881

	Shares	Value
United States-(continued)
Aegion Corp.(a)	100,920	$2,186,936
American States Water Co.	120,317	11,445,756
American Water Works Co., Inc.	557,681	68,745,337
Aqua America, Inc.	704,871	31,951,802
AquaVenture Holdings Ltd.(a)	65,272	1,280,637
Badger Meter, Inc.	105,013	6,069,751
California Water Service Group	157,258	8,801,730
Danaher Corp.	253,783	34,976,373
Energy Recovery, Inc.(a)(b)	118,952	1,107,443
Evoqua Water Technologies Corp.(a)	259,831	4,513,265
Forterra, Inc.(a)(b)	67,258	552,188
Franklin Electric Co., Inc.	138,726	7,470,395
Gorman-Rupp Co. (The)	63,153	2,332,872
IDEX Corp.	226,286	35,194,262
Lindsay Corp.(b)	38,905	3,673,021
Middlesex Water Co.	54,122	3,639,705
Mueller Water Products, Inc., Class A	567,570	6,640,569
Olin Corp.	592,613	10,868,522
Pentair PLC	606,144	25,136,792
Reliance Worldwide Corp. Ltd.(b)	2,850,031	8,266,457
Select Energy Services, Inc., Class A(a)	204,292	1,552,619
SJW Group	84,549	6,117,120
Tetra Tech, Inc.	178,519	15,615,057
Watts Water Technologies, Inc., Class A	99,699	9,296,932
Xylem, Inc.	649,354	49,798,958
York Water Co. (The)	42,389	1,866,812

		365,878,192

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $566,152,598)		741,594,615

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.06%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)(d)	5,913,122	5,913,122
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)(d)	1,970,252	1,971,041

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,884,024)		7,884,163

TOTAL INVESTMENTS IN SECURITIES-101.02% (Cost $574,036,622)		749,478,778
OTHER ASSETS LESS LIABILITIES-(1.02)%		(7,560,839)

NET ASSETS-100.00%		$741,917,939

Investment Abbreviations:

ADR-American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Invesco S&P Global Water Index ETF (CGW)–(continued)

October 31, 2019

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2019.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Invesco S&P International Developed Quality ETF (IDHQ)

October 31, 2019

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.60%
Australia-9.42%
AGL Energy Ltd.	7,291	$99,358
Alumina Ltd.	37,303	58,339
BHP Group Ltd.	29,286	725,348
BlueScope Steel Ltd.	5,678	52,145
Brambles Ltd.	16,288	134,323
CIMIC Group Ltd.	1,762	40,072
Cochlear Ltd.	938	136,705
Coles Group Ltd.	13,840	142,931
Computershare Ltd.	5,638	61,527
Crown Resorts Ltd.	4,012	34,440
CSL Ltd.	5,383	949,517
Flight Centre Travel Group Ltd.(a)	772	22,652
Magellan Financial Group Ltd.	1,488	49,382
Medibank Pvt Ltd.	28,098	65,430
Rio Tinto plc	16,249	843,991
South32 Ltd.	54,731	96,153
Telstra Corp. Ltd.	40,292	96,880
Wesfarmers Ltd.	19,742	540,786
Woolworths Group Ltd.	13,465	346,207

		4,496,186

Austria-0.09%
Raiffeisen Bank International AG	1,720	42,312

Belgium-0.20%
UCB S.A.	1,201	96,821

Canada-4.20%
Canadian National Railway Co.	7,548	676,498
Canadian Pacific Railway Ltd.	1,465	333,840
CGI, Inc.(b)	2,451	190,918
CI Financial Corp.	3,262	47,577
Constellation Software, Inc.	195	192,994
Gildan Activewear, Inc.	2,093	53,585
IGM Financial, Inc.	917	25,933
Magna International, Inc.	3,386	182,445
Onex Corp.	1,259	74,169
Thomson Reuters Corp.	3,388	228,152

		2,006,111

Denmark-4.95%
AP Moller - Maersk A/S, Class B	70	89,261
Chr Hansen Holding A/S	1,131	86,857
Coloplast A/S, Class B	1,738	209,528
Demant A/S(b)	1,170	30,894
DSV Panalpina A/S	2,135	207,263
GN Store Nord A/S	1,472	64,723
H. Lundbeck A/S	851	29,042
Novo Nordisk A/S, Class B	24,856	1,358,141
Novozymes A/S, Class B	2,698	127,091
Orsted A/S(c)	1,633	143,311
Rockwool International A/S, Class B	85	16,706

		2,362,817

Finland-2.02%
Elisa Oyj	1,568	85,665
Kone Oyj, Class B	6,271	399,066
Metso Oyj(a)	1,216	45,963
Neste Oyj	4,081	147,334

	Shares	Value
Finland-(continued)
Orion Oyj, Class B(a)	1,629	$72,223
UPM-Kymmene Oyj	5,170	168,077
Wartsila Oyj Abp	4,470	47,187

		965,515

France-9.13%
Accor S.A.	2,635	113,239
Airbus S.E.	7,281	1,043,162
Dassault Aviation S.A.	29	40,280
Hermes International	496	356,919
Kering S.A.	1,346	766,150
L’Oreal S.A.	2,427	708,872
LVMH Moet Hennessy Louis Vuitton S.E.	2,761	1,178,219
Peugeot S.A.	5,942	150,483

		4,357,324

Germany-5.26%
adidas AG	2,319	716,265
Covestro AG(c)	2,090	100,380
Deutsche Boerse AG	1,917	297,173
E.ON S.E.	32,263	325,280
HOCHTIEF AG	265	33,053
Knorr-Bremse AG	615	62,087
Merck KGaA	1,359	162,079
Muenchener Rueckversicherungs-Gesellschaft AG	1,452	403,361
RWE AG	5,683	173,279
Siemens Healthineers AG(c)	1,528	64,941
Wirecard AG(a)	1,358	172,034

		2,509,932

Hong Kong-1.55%
Hong Kong Exchanges & Clearing Ltd.	12,532	391,740
Link REIT	21,704	236,626
Techtronic Industries Co. Ltd.	14,194	111,376

		739,742

Ireland-0.40%
ICON PLC(b)	654	96,073
Ryanair Holdings PLC, ADR(b)	1,243	92,777

		188,850

Israel-0.64%
Bank Leumi Le-Israel BM	15,606	113,649
Check Point Software Technologies Ltd.(b)	1,524	171,313
Israel Corp. Ltd. (The)(b)	107	20,407

		305,369

Italy-1.06%
DiaSorin S.p.A.	264	29,748
Ferrari N.V	1,287	205,972
FinecoBank Banca Fineco S.p.A.	6,575	74,087
Mediaset S.p.A.(a)(b)	6,926	20,716
Moncler S.p.A.	2,445	94,217
Recordati S.p.A.	1,276	53,626
UnipolSai Assicurazioni S.p.A.(a)	9,137	25,494

		503,860

Japan-17.72%
Alfresa Holdings Corp.	2,293	51,585
Asahi Group Holdings, Ltd.	4,462	224,122
Astellas Pharma, Inc.	22,838	392,622

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Invesco S&P International Developed Quality ETF (IDHQ)–(continued)

October 31, 2019

	Shares	Value
Japan-(continued)
Bandai Namco Holdings, Inc.	2,312	$142,606
Brother Industries Ltd.	2,604	49,500
Capcom Co. Ltd.	1,181	28,043
Chiba Bank Ltd. (The)	7,559	41,604
Dai-ichi Life Holdings, Inc.	13,449	222,128
Daito Trust Construction Co., Ltd.	849	112,854
Eisai Co. Ltd.	3,026	220,767
FamilyMart Co. Ltd.	3,616	90,178
Fancl Corp.	826	23,495
FANUC Corp.	2,024	404,407
GungHo Online Entertainment, Inc.	921	20,038
Hoshizaki Corp.	655	55,984
Hoya Corp.	3,687	327,517
Japan Exchange Group, Inc.	5,295	88,115
Kagome Co. Ltd.	1,004	25,391
Kakaku.com, Inc.	2,172	50,691
Kaken Pharmaceutical Co. Ltd.	471	23,179
Konami Holdings Corp.	1,023	45,139
Kose Corp.	282	50,345
Lion Corp.	3,900	82,037
M3, Inc.	3,879	93,436
McDonald’s Holdings Co. Japan Ltd.	784	39,379
Miura Co. Ltd.	1,281	38,985
MonotaRO Co. Ltd.	1,845	56,406
Morinaga & Co. Ltd.	580	28,704
Murata Manufacturing Co., Ltd.	9,544	517,612
NEXON Co., Ltd.(b)	4,628	53,727
Nifco, Inc.	864	23,018
Nihon M&A Center, Inc.	1,529	46,816
Nintendo Co., Ltd.	1,325	473,350
Nippon Shinyaku Co., Ltd.	580	52,579
Nissan Chemical Corp.	1,555	64,441
Nitori Holdings Co. Ltd.	864	131,952
Nomura Research Institute Ltd.	3,935	84,120
NTT DOCOMO, Inc.	12,021	330,812
OBIC Business Consultants Co. Ltd.	432	17,483
Oracle Corp. Japan	552	48,917
Otsuka Corp.	1,208	49,055
Pigeon Corp.	1,411	69,437
Rakuten, Inc.	7,952	76,353
Recruit Holdings Co., Ltd.	15,330	512,064
Ryohin Keikaku Co. Ltd.	2,693	60,409
Sankyu, Inc.	728	37,307
Santen Pharmaceutical Co. Ltd.	4,016	71,512
SCSK Corp.	459	23,522
Shionogi & Co. Ltd.	3,617	218,081
Shizuoka Bank Ltd. (The)	6,193	47,663
Showa Denko K.K.	1,657	47,133
Subaru Corp.	6,016	173,794
SUMCO Corp.	2,427	40,882
Sundrug Co. Ltd.	858	28,533
Suzuken Co., Ltd.	965	51,774
T&D Holdings, Inc.	7,230	81,593
Terumo Corp.	7,205	236,601
TIS, Inc.	864	52,509
Tokai Carbon Co. Ltd.	2,110	21,548
Tokio Marine Holdings, Inc.	8,210	445,643
Tokyo Electron Ltd.	2,247	458,837
Toshiba Corp.	10,966	375,829
Trend Micro, Inc.	1,740	88,525

	Shares	Value
Japan-(continued)
Universal Entertainment Corp.	728	$24,445
USS Co. Ltd.	2,456	47,845
Yamaha Corp.	1,557	73,022
Yaskawa Electric Corp.	2,325	89,899
Zenkoku Hosho Co. Ltd.	736	30,943
ZOZO, Inc.(a)	2,024	47,387

		8,456,229

Luxembourg-0.05%
RTL Group S.A.	438	22,263

Macau-0.47%
Sands China Ltd.	37,174	183,790
Wynn Macau Ltd.	18,509	40,335

		224,125

Netherlands-4.60%
Akzo Nobel N.V.	2,528	232,821
ASML Holding N.V.	4,861	1,274,447
NXP Semiconductors N.V.	3,381	384,352
Randstad N.V.	1,218	67,454
Wolters Kluwer N.V.	3,188	234,813

		2,193,887

New Zealand-0.32%
Fisher & Paykel Healthcare Corp. Ltd.	6,266	76,952
Spark New Zealand Ltd.	19,421	55,797
Z Energy Ltd.	5,726	19,682

		152,431

Norway-1.14%
Aker BP ASA	1,273	35,204
Elkem ASA(c)	7,447	17,682
Equinor ASA	11,936	221,138
Gjensidige Forsikring ASA	3,069	57,461
Leroy Seafood Group ASA	3,305	22,189
Salmar ASA	845	39,438
Telenor ASA	6,702	125,664
TGS NOPEC Geophysical Co. ASA	1,057	27,423

		546,199

Portugal-0.05%
Navigator Co. S.A. (The)	6,085	21,941

Singapore-0.49%
Genting Singapore Ltd.	56,609	39,099
SATS Ltd.	7,268	26,969
Singapore Exchange Ltd.	12,449	81,777
Singapore Technologies Engineering Ltd.	20,190	59,193
Venture Corp. Ltd.	2,358	27,427

		234,465

South Africa-0.73%
Anglo American PLC	13,689	351,012

South Korea-2.79%
BGF retail Co., Ltd.	141	21,572
Cheil Worldwide, Inc.	938	19,954
GS Engineering & Construction Corp.	769	20,424
Hanssem Co., Ltd.	350	19,073
HDC Hyundai Development Co.-Engineering & Construction, Class E	573	15,243
KT&G Corp.	1,290	110,877
Kumho Petrochemical Co. Ltd.	268	16,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Invesco S&P International Developed Quality ETF (IDHQ)–(continued)

October 31, 2019

	Shares	Value
South Korea-(continued)
LG Household & Health Care Ltd.	112	$121,391
Medy-Tox, Inc.	65	18,437
NAVER Corp.	1,523	214,682
NCSoft Corp.	236	104,668
Orion Corp.	313	28,517
Samsung C&T Corp.	1,027	88,272
Samsung Engineering Co. Ltd.(b)	1,784	27,294
SK Hynix, Inc.	6,093	429,435
Studio Dragon Corp.(b)	360	24,135
Woongjin Coway Co., Ltd.	658	51,918

		1,332,016

Spain-1.09%
Aena SME S.A.(c)	732	134,340
Industria de Diseno Textil, S.A.(a)	11,488	358,224
Mapfre, S.A.	9,674	26,982

		519,546

Sweden-2.58%
Alfa Laval AB	3,036	70,304
Atlas Copco AB, Class A	11,662	412,890
Axfood AB	1,326	28,600
Boliden AB	2,787	75,111
Epiroc AB, Class A	6,915	77,948
Hennes & Mauritz AB, Class B(a)	7,872	164,846
Industrivarden AB, Class C	1,716	37,208
Sandvik AB	10,440	184,596
Skanska AB, Class B	4,002	85,363
SKF AB, Class B	3,800	68,847
Swedish Orphan Biovitrum AB(b)	1,657	26,297

		1,232,010

Switzerland-13.10%
Geberit AG	538	272,939
Novartis AG	25,484	2,223,377
Partners Group Holding AG	236	183,969
Roche Holding AG	8,181	2,460,725
Schindler Holding AG, PC	422	103,153
SGS S.A.	76	197,789
Sika AG	1,287	221,076
Zurich Insurance Group AG	1,505	587,968

		6,250,996

United Kingdom-14.93%
3i Group PLC	10,071	146,999
Admiral Group PLC	2,692	70,435
AstraZeneca PLC	12,330	1,196,785
Barratt Developments PLC	10,420	85,108
Berkeley Group Holdings PLC	1,674	95,332
Burberry Group PLC	4,515	119,419
Compass Group PLC	20,348	541,351
Croda International PLC	1,287	80,205
Diageo PLC	27,834	1,139,764
Direct Line Insurance Group PLC	14,235	50,121

	Shares	Value
United Kingdom-(continued)
Experian PLC	13,001	$408,469
Hargreaves Lansdown PLC	4,762	109,191
International Consolidated Airlines Group S.A.	7,294	50,137
International Consolidated Airlines Group S.A., ADR	1,769	24,271
ITV PLC	47,711	82,575
Legal & General Group PLC	81,660	278,646
Mondi PLC	3,791	78,366
Next PLC	1,572	133,889
Pearson PLC	7,850	69,297
Persimmon PLC	3,854	113,556
RELX PLC	19,107	459,380
Sage Group PLC (The)	11,937	111,184
St James’s Place PLC	6,200	83,517
Taylor Wimpey PLC	42,665	91,370
Unilever N.V.	22,770	1,345,108
Whitbread PLC	3,083	162,010

		7,126,485

United States-0.62%
Ferguson PLC	3,259	277,741
Taro Pharmaceutical Industries Ltd.	246	19,887

		297,628

Total Common Stocks & Other Equity Interests (Cost $43,636,693)		47,536,072

Money Market Funds-0.15%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(d) (Cost $71,126)	71,126	71,126

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.75% (Cost $43,707,819)		47,607,198

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.65%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)(e)	590,423	590,423
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)(e)	196,729	196,808

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $787,227)		787,231

TOTAL INVESTMENTS IN SECURITIES-101.40% (Cost $44,495,046)		48,394,429
OTHER ASSETS LESS LIABILITIES-(1.40)%		(668,323)

NET ASSETS-100.00%		$47,726,106

Investment Abbreviations:
ADR-American Depositary Receipt
PC-Participation Certificate
REIT-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

Invesco S&P International Developed Quality ETF (IDHQ)–(continued)

October 31, 2019

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2019.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $460,654, which represented less than 1% of the Fund’s Net Assets.

(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

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105

Statements of Assets and Liabilities

October 31, 2019

	Invesco China Real Estate ETF (TAO)	Invesco China Small Cap ETF (HAO)	Invesco China Technology ETF (CQQQ)	Invesco DWA Developed Markets Momentum ETF (PIZ)
Assets:
Unaffiliated investments in securities, at value(a)	$51,153,166	$57,002,756	$510,822,918	$175,360,629
Affiliated investments in securities, at value	1,782,491	4,691,823	27,354,281	6,944,816
Foreign currencies, at value	26,324	20,351	523	-
Deposits with brokers:
Cash segregated as collateral	-	-	-	-
Receivable for:
Dividends	145,598	78,746	23,869	66,342
Securities lending	1,464	12,081	7,417	2,816
Investments sold	-	-	-	-
Fund shares sold	-	-	-	-
Foreign tax reclaims	-	-	-	598,059
Other assets	-	-	-	-

Total assets	53,109,043	61,805,757	538,209,008	182,972,662

Liabilities:
Due to custodian	-	-	457,589	572,687
Due to foreign custodian	-	-	-	2,340
Payable for:
Investments purchased	26	19	-	15
Collateral upon return of securities loaned	1,611,874	4,596,558	27,353,886	6,944,742
Collateral upon receipt of securities in-kind	-	-	-	-
Fund shares repurchased	-	-	-	-
Accrued unitary management fees	-	-	420,390	116,865
Accrued advisory fees	13,473	29,907	-	-
Accrued trustees’ and officer’s fees	4,407	5,830	-	-
Accrued expenses	203,846	232,901	12,756	9,091

Total liabilities	1,833,626	4,865,215	28,244,621	7,645,740

Net Assets	$51,275,417	$56,940,542	$509,964,387	$175,326,922

Net assets consist of:
Shares of beneficial interest	$61,318,625	$139,344,170	$611,145,103	$273,689,698
Distributable earnings (loss)	(10,043,208)	(82,403,628)	(101,180,716)	(98,362,776)

Net Assets	$51,275,417	$56,940,542	$509,964,387	$175,326,922

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,960,000	2,300,000	10,650,000	6,450,000
Net asset value	$26.16	$24.76	$47.88	$27.18

Market price	$25.87	$24.58	$47.67	$27.10

Unaffiliated investments in securities, at cost	$55,627,553	$68,249,207	$510,467,113	$155,292,422

Affiliated investments in securities, at cost	$1,782,468	$4,691,748	$27,353,886	$6,944,742

Foreign currencies (due to foreign custodian), at cost	$26,324	$20,346	$522	$(2,315)

(a) Includes securities on loan with an aggregate value of:	$1,483,800	$4,044,220	$26,801,595	$4,930,132

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Invesco DWA Emerging Markets Momentum ETF (PIE)	Invesco Frontier Markets ETF (FRN)	Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)	Invesco FTSE RAFI Emerging Markets ETF (PXH)	Invesco Global Clean Energy ETF (PBD)	Invesco Global Water ETF (PIO)	Invesco International BuyBack Achievers™ ETF (IPKW)

$168,575,152	$58,167,927	$1,241,303,898	$326,880,642	$1,274,191,988	$49,653,553	$194,977,815	$141,603,771
143,138	95,962	24,889,527	21,374,510	4,796,210	9,189,584	3,009,324	10,449,372
6,185	79,037	109,929	31,852	164,693	-	476	-

-	-	-	-	-	-	-	2,940,934

202,174	61,322	4,387,615	943,116	1,095,276	39,249	435,214	464,009
169	-	28,337	32,658	1,721	45,194	2,601	1,608
-	173,938	439,891	-	-	-	-	15,593,155
-	-	-	-	-	-	-	1,474,695
-	958	2,283,117	271,688	3,212	45,348	306,241	292,510
-	-	-	-	6,265	-	-	-

168,926,818	58,579,144	1,273,442,314	349,534,466	1,280,259,365	58,972,928	198,731,671	172,820,054

440,274	-	1,990,022	-	40,584	70,428	279,130	227,373
-	-	-	-	-	42	-	24,109

-	281	863	155	114	3	-	7,749,350
143,137	-	24,889,243	21,235,672	2,530,762	9,189,384	3,009,250	10,449,319
-	-	-	-	-	-	-	2,940,934
-	-	-	-	-	-	-	9,661,732
125,025	-	463,514	132,463	515,573	30,868	120,372	66,618
-	15,437	-	-	-	-	-	-
-	4,494	-	-	-	-	-	-
8,866	433,640	22,788	10,678	22,497	7,437	9,162	8,853

717,302	453,852	27,366,430	21,378,968	3,109,530	9,298,162	3,417,914	31,128,288

$168,209,516	$58,125,292	$1,246,075,884	$328,155,498	$1,277,149,835	$49,674,766	$195,313,757	$141,691,766

$256,118,778	$127,785,604	$1,331,130,107	$345,742,179	$1,327,717,192	$112,905,284	$200,386,779	$188,685,551
(87,909,262)	(69,660,312)	(85,054,223)	(17,586,681)	(50,567,357)	(63,230,518)	(5,073,022)	(46,993,785)

$168,209,516	$58,125,292	$1,246,075,884	$328,155,498	$1,277,149,835	$49,674,766	$195,313,757	$141,691,766

9,050,000	4,190,000	30,400,000	10,700,000	60,950,000	3,925,000	6,750,000	4,400,000
$18.59	$13.87	$40.99	$30.67	$20.95	$12.66	$28.94	$32.20

$18.51	$13.82	$40.86	$30.42	$20.93	$12.56	$28.84	$32.05

$141,705,769	$54,415,535	$1,221,697,993	$319,452,197	$1,208,278,350	$41,897,125	$151,106,400	$139,743,680

$143,137	$95,962	$24,889,243	$21,374,282	$4,796,176	$9,189,384	$3,009,250	$10,449,319

$6,153	$78,653	$109,866	$31,759	$164,821	$(10)	$434	$(23,854)

$136,729	$-	$20,106,515	$19,106,496	$2,375,942	$8,547,594	$2,166,132	$10,064,268

107

Statements of Assets and Liabilities–(continued)

October 31, 2019

	Invesco MSCI Global Timber ETF (CUT)	Invesco S&P Global Dividend Opportunities Index ETF (LVL)	Invesco S&P Global Water Index ETF (CGW)	Invesco S&P International Developed Quality ETF (IDHQ)
Assets:
Unaffiliated investments in securities, at value(a)	$133,756,751	$29,750,429	$741,594,615	$47,536,072
Affiliated investments in securities, at value	2,813,818	2,017,041	7,884,163	858,357
Foreign currencies, at value	-	4,633	-	2,748
Deposits with brokers:
Cash segregated as collateral	-	-	571,106	2,492,617
Receivable for:
Dividends	192,383	52,765	441,017	78,261
Securities lending	565	495	2,416	397
Fund shares sold	-	-	268,706	2,373,976
Foreign tax reclaims	204,750	50,109	1,053,375	125,891

Total assets	136,968,267	31,875,472	751,815,398	53,468,319

Liabilities:
Due to custodian	-	-	283,521	-
Due to foreign custodian	2,506	-	5,580	-
Payable for:
Investments purchased	174	5	268,705	2,444,930
Collateral upon return of securities loaned	2,531,690	1,903,505	7,884,024	787,227
Collateral upon receipt of securities in-kind	-	-	571,106	2,492,617
Accrued unitary management fees	-	-	-	10,206
Accrued advisory fees	47,905	10,407	300,342	-
Accrued trustees’ and officer’s fees	5,886	4,491	14,746	-
Accrued expenses	287,538	139,225	569,435	7,233

Total liabilities	2,875,699	2,057,633	9,897,459	5,742,213

Net Assets	$134,092,568	$29,817,839	$741,917,939	$47,726,106

Net assets consist of:
Shares of beneficial interest	$140,589,532	$70,250,040	$586,888,714	$48,741,064
Distributable earnings (loss)	(6,496,964)	(40,432,201)	155,029,225	(1,014,958)

Net Assets	$134,092,568	$29,817,839	$741,917,939	$47,726,106

Shares outstanding (unlimited amount authorized, $0.01 par value)	4,850,000	2,480,000	18,760,000	1,950,000
Net asset value	$27.65	$12.02	$39.55	$24.47

Market price	$27.56	$11.97	$39.54	$24.53

Unaffiliated investments in securities, at cost	$119,881,592	$28,255,689	$566,152,598	$43,636,693

Affiliated investments in securities, at cost	$2,815,218	$2,017,037	$7,884,024	$858,353

Foreign currencies (due to foreign custodian), at cost	$(2,289)	$4,719	$(5,574)	$2,752

(a) Includes securities on loan with an aggregate value of:	$1,989,473	$1,372,744	$6,197,439	$683,455

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

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109

Statements of Operations

For the year ended October 31, 2019

	Invesco China Real Estate ETF (TAO)	Invesco China Small Cap ETF (HAO)	Invesco China Technology ETF (CQQQ)	Invesco DWA Developed Markets Momentum ETF (PIZ)
Investment income:
Unaffiliated dividend income	$2,080,505	$1,887,289	$3,428,015	$4,038,094
Affiliated dividend income	2,243	3,645	9,234	2,654
Non-cash dividend income	-	17,200	-	-
Securities lending income	30,420	117,925	645,305	30,338
Foreign withholding tax	(13,532)	(74,225)	(92,497)	(365,326)

Total investment income	2,099,636	1,951,834	3,990,057	3,705,760

Expenses:
Unitary management fees	-	-	3,536,381	1,489,318
Advisory fees	251,162	340,949	-	-
Sub-licensing fees	52,236	67,989	-	-
Accounting & administration fees	27,995	30,334	-	-
Professional fees	29,121	28,635	-	12,923
Custodian & transfer agent fees	34,193	59,095	-	-
Trustees’ and officer’s fees	5,834	5,991	-	-
Proxy fees	7,594	7,578	12,756	9,091
Other expenses	22,490	24,938	-	-

Total expenses	430,625	565,509	3,549,137	1,511,332

Less: Waivers	(70,729)	(93,426)	(646)	(304)

Net expenses	359,896	472,083	3,548,491	1,511,028

Net investment income	1,739,740	1,479,751	441,566	2,194,732

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,557,923)	(10,828,869)	(70,431,351)	(16,415,389)
Affiliated investment securities	-	-	-	-
In-kind redemptions	644,364	986,945	20,011,115	21,075,983
Foreign currencies	2,068	3,756	(230,764)	(46,759)

Net realized gain (loss)	(911,491)	(9,838,168)	(50,651,000)	4,613,835

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	2,792,760	13,785,184	131,042,363	13,748,465
Affiliated investment securities	23	75	395	74
Foreign currencies	1,971	119	106	18,060

Change in net unrealized appreciation	2,794,754	13,785,378	131,042,864	13,766,599

Net realized and unrealized gain	1,883,263	3,947,210	80,391,864	18,380,434

Net increase in net assets resulting from operations	$3,623,003	$5,426,961	$80,833,430	$20,575,166

(a)	Net of foreign taxes of $18,139.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Invesco DWA Emerging Markets Momentum ETF (PIE)	Invesco Frontier Markets ETF (FRN)	Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)	Invesco FTSE RAFI Emerging Markets ETF (PXH)		Invesco Global Clean Energy ETF (PBD)	Invesco Global Water ETF (PIO)	Invesco International BuyBack Achievers™ ETF (IPKW)

$4,231,893	$2,694,265	$57,127,579	$9,360,571	$52,066,186		$795,619	$4,070,470	$5,902,393
2,721	4,563	21,697	6,074	140,310		660	954	4,146
1,238,962	4,419	2,032,690	316,072	2,626,467		-	-	-
12,373	14	574,282	326,582	44,488		502,522	57,918	80,813
(393,353)	(179,448)	(5,491,567)	(899,206)	(5,196,902)		(78,456)	(161,668)	(585,311)

5,092,596	2,523,813	54,264,681	9,110,093	49,680,549		1,220,345	3,967,674	5,402,041

1,511,759	-	5,966,751	1,564,440	6,139,602		365,107	1,351,872	990,925
-	281,122	-	-	-		-	-	-
-	56,225	-	-	-		-	-	-
-	29,740	-	-	-		-	-	-
-	29,753	1,873	971	-		363	1,312	-
-	486,268	-	-	-		-	-	-
-	5,888	-	-	-		-	-	-
8,866	7,589	22,788	10,678	22,497		7,437	9,162	8,853
-	23,897	-	-	-		-	-	-

1,520,625	920,482	5,991,412	1,576,089	6,162,099		372,907	1,362,346	999,778

(302)	(520,808)	(2,012)	(527)	(29,585)		(56)	(85)	(297)

1,520,323	399,674	5,989,400	1,575,562	6,132,514		372,851	1,362,261	999,481

3,572,273	2,124,139	48,275,281	7,534,531	43,548,035		847,494	2,605,413	4,402,560

(14,904,652)	(1,683,507)	(26,237,570)	(8,033,338)	(14,082,751	)(a)	(1,015,686)	(2,331,276)	(35,626,897)
-	-	-	-	1,826,163		-	-	-
2,850,673	225,393	48,903,794	11,685,381	23,256,823		1,818,676	6,680,325	(1,567,154)
(168,783)	(78,093)	(20,584)	91,827	(1,077,982)		(21,127)	(13,357)	(146,077)

(12,222,762)	(1,536,207)	22,645,640	3,743,870	9,922,253		781,863	4,335,692	(37,340,128)

36,358,504	4,568,213	24,030,760	13,555,426	42,946,585		6,281,706	31,277,238	41,800,904
1	-	284	228	(629,542)		200	74	53
4,790	838	122,856	8,241	(10,465)		(534)	24,445	(5,078)

36,363,295	4,569,051	24,153,900	13,563,895	42,306,578		6,281,372	31,301,757	41,795,879

24,140,533	3,032,844	46,799,540	17,307,765	52,228,831		7,063,235	35,637,449	4,455,751

$27,712,806	$5,156,983	$95,074,821	$24,842,296	$95,776,866		$7,910,729	$38,242,862	$8,858,311

111

Statements of Operations–(continued)

For the year ended October 31, 2019

	Invesco MSCI Global Timber ETF (CUT)	Invesco S&P Global Dividend Opportunities Index ETF (LVL)	Invesco S&P Global Water Index ETF (CGW)	Invesco S&P International Developed Quality ETF (IDHQ)
Investment income:
Unaffiliated dividend income	$5,170,424	$1,310,303	$15,360,068	$1,037,467
Affiliated dividend income	6,709	2,022	11,749	587
Non-cash dividend income	-	5,444	-	901
Securities lending income	64,108	12,466	136,935	5,200
Foreign withholding tax	(244,197)	(91,763)	(934,506)	(101,103)

Total investment income	4,997,044	1,238,472	14,574,246	943,052

Expenses:
Unitary management fees	-	-	-	101,577
Advisory fees	767,200	150,200	3,027,356	-
Sub-licensing fees	92,063	13,218	266,412	-
Accounting & administration fees	41,446	27,995	62,530	-
Professional fees	31,164	29,424	32,037	495
Custodian & transfer agent fees	54,344	27,999	91,448	-
Trustees’ and officer’s fees	7,267	5,735	11,525	-
Proxy fees	8,749	7,202	14,701	7,233
Other expenses	40,979	18,717	56,954	-

Total expenses	1,043,212	280,490	3,562,963	109,305

Less: Waivers	(191,547)	(81,197)	(965)	(49)

Net expenses	851,665	199,293	3,561,998	109,256

Net investment income	4,145,379	1,039,179	11,012,248	833,796

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	389,732	(346,406)	(1,758,730)	(1,553,978)
Affiliated investment securities	(9,408)	-	-	-
Unaffiliated in-kind redemptions	4,165,538	1,631,561	8,774,821	1,211,881
Affiliated in-kind redemptions	(2,280)	-	-	-
Foreign currencies	(24,500)	(3,048)	(93,421)	1,253

Net realized gain (loss)	4,519,082	1,282,107	6,922,670	(340,844)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(8,988,760)	2,558,266	117,919,992	5,911,305
Affiliated investment securities	36,141	4	139	4
Foreign currencies	3,961	835	33,238	2,607

Change in unrealized appreciation (depreciation)	(8,948,658)	2,559,105	117,953,369	5,913,916

Net realized and unrealized gain (loss)	(4,429,576)	3,841,212	124,876,039	5,573,072

Net increase (decrease) in net assets resulting from operations	$(284,197)	$4,880,391	$135,888,287	$6,406,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

(This Page Intentionally Left Blank)

113

Statements of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	Invesco China Real Estate ETF (TAO)
	Year Ended October 31, 2019	Five Months Ended October 31, 2018(a)	Year Ended May 31, 2018
Operations:
Net investment income	$1,739,740	$1,618,309	$4,081,900
Net realized gain (loss)	(911,491)	5,809,274	(710,055)
Change in net unrealized appreciation (depreciation)	2,794,754	(20,178,892)	10,807,512

Net increase (decrease) in net assets resulting from operations	3,623,003	(12,751,309)	14,179,357

Distributions to Shareholders from:
Distributable earnings	(2,864,833)	-	(3,971,680)

Shareholder Transactions:
Proceeds from shares sold	18,919,394	1,560,368	32,072,370
Value of shares repurchased	(4,959,829)	(35,595,627)	(2,973,908)

Net increase (decrease) in net assets resulting from share transactions	13,959,565	(34,035,259)	29,098,462

Net increase (decrease) in net assets	14,717,735	(46,786,568)	39,306,139

Net assets:
Beginning of period	36,557,682	83,344,250	44,038,111

End of period	$51,275,417	$36,557,682	$83,344,250

Changes in Shares Outstanding:
Shares sold	650,000	50,000	1,100,000
Shares repurchased	(200,000)	(1,300,000)	(100,000)
Shares outstanding, beginning of period	1,510,000	2,760,000	1,760,000

Shares outstanding, end of period	1,960,000	1,510,000	2,760,000

(a)	For the period June 1, 2018 through October 31, 2018.
(b)	For the period September 1, 2018 through October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

Invesco China Small Cap ETF (HAO)			Invesco China Technology ETF (CQQQ)
Year Ended October 31, 2019	Five Months Ended October 31, 2018(a)	Year Ended May 31, 2018	Year Ended October 31, 2019	Two Months Ended October 31, 2018(b)	Year Ended August 31, 2018

$1,479,751	$1,240,225	$2,089,774	$441,566	$250,492	$2,087,528
(9,838,168)	(69,902)	9,404,735	(50,651,000)	(9,579,998)	38,165,068
13,785,378	(24,937,663)	15,109,775	131,042,864	(64,668,718)	(102,224,494)

5,426,961	(23,767,340)	26,604,284	80,833,430	(73,998,224)	(61,971,898)

(3,108,404)	-	(3,252,830)	(1,984,086)	-	(5,489,280)

-	-	11,812,995	169,853,400	94,850,663	398,909,634
(7,513,488)	(8,334,088)	(26,614,585)	(144,279,474)	-	(155,778,516)

(7,513,488)	(8,334,088)	(14,801,590)	25,573,926	94,850,663	243,131,118

(5,194,931)	(32,101,428)	8,549,864	104,423,270	20,852,439	175,669,940

62,135,473	94,236,901	85,687,037	405,541,117	384,688,678	209,018,738

$56,940,542	$62,135,473	$94,236,901	$509,964,387	$405,541,117	$384,688,678

-	-	400,000	3,800,000	2,200,000	6,650,000
(300,000)	(300,000)	(900,000)	(3,150,000)	-	(2,650,000)
2,600,000	2,900,000	3,400,000	10,000,000	7,800,000	3,800,000

2,300,000	2,600,000	2,900,000	10,650,000	10,000,000	7,800,000

115

Statements of Changes in Net Assets–(continued)

For the years ended October 31, 2019 and 2018

	Invesco DWA Developed Markets Momentum ETF (PIZ)		Invesco DWA Emerging Markets Momentum ETF (PIE)
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$2,194,732	$2,162,248	$3,572,273	$5,227,883
Net realized gain (loss)	4,613,835	7,529,102	(12,222,762)	(805,903)
Change in net unrealized appreciation (depreciation)	13,766,599	(32,086,298)	36,363,295	(47,584,115)

Net increase (decrease) in net assets resulting from operations	20,575,166	(22,394,948)	27,712,806	(43,162,135)

Distributions to Shareholders from:
Distributable earnings	(2,458,183)	(2,902,784)	(4,189,151)	(6,235,039)

Shareholder Transactions:
Proceeds from shares sold	89,487,978	120,271,026	6,000,666	74,057,773
Value of shares repurchased	(155,460,383)	(103,874,858)	(54,036,505)	(44,653,680)
Transaction fees	-	-	61,725	276,198

Net increase (decrease) in net assets resulting from share transactions	(65,972,405)	16,396,168	(47,974,114)	29,680,291

Net increase (decrease) in net assets	(47,855,422)	(8,901,564)	(24,450,459)	(19,716,883)

Net assets:
Beginning of period	223,182,344	232,083,908	192,659,975	212,376,858

End of period	$175,326,922	$223,182,344	$168,209,516	$192,659,975

Changes in Shares Outstanding:
Shares sold	3,400,000	4,350,000	350,000	3,500,000
Shares repurchased	(6,050,000)	(3,750,000)	(3,250,000)	(2,450,000)
Shares outstanding, beginning of period	9,100,000	8,500,000	11,950,000	10,900,000

Shares outstanding, end of period	6,450,000	9,100,000	9,050,000	11,950,000

(a)	For the period June 1, 2018 through October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Invesco Frontier Markets ETF (FRN)			Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)
Year Ended October 31, 2019	Five Months Ended October 31, 2018(a)	Year Ended May 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

$2,124,139	$593,012	$1,995,265	$48,275,281	$37,870,601
(1,536,207)	(1,724,094)	3,690,785	22,645,640	30,435,990
4,569,051	(6,095,872)	(2,340,256)	24,153,900	(169,409,936)

5,156,983	(7,226,954)	3,345,794	95,074,821	(101,103,345)

(957,884)	-	(2,284,088)	(52,102,548)	(39,591,975)

4,862,583	-	33,925,310	193,265,004	325,024,707
(2,706,377)	(15,424,518)	(24,745,195)	(265,660,638)	(123,802,230)
28,646	65,946	251,008	77,695	44,658

2,184,852	(15,358,572)	9,431,123	(72,317,939)	201,267,135

6,383,951	(22,585,526)	10,492,829	(29,345,666)	60,571,815

51,741,341	74,326,867	63,834,038	1,275,421,550	1,214,849,735

$58,125,292	$51,741,341	$74,326,867	$1,246,075,884	$1,275,421,550

350,000	-	2,200,000	5,050,000	7,400,000
(200,000)	(1,100,000)	(1,700,000)	(6,500,000)	(2,750,000)
4,040,000	5,140,000	4,640,000	31,850,000	27,200,000

4,190,000	4,040,000	5,140,000	30,400,000	31,850,000

117

Statements of Changes in Net Assets–(continued)

For the years ended October 31, 2019 and 2018

	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)		Invesco FTSE RAFI Emerging Markets ETF (PXH)
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$7,534,531	$5,357,442	$43,548,035	$35,274,811
Net realized gain (loss)	3,743,870	21,055,482	9,922,253	34,978,087
Change in net unrealized appreciation (depreciation)	13,563,895	(51,693,808)	42,306,578	(122,503,582)

Net increase (decrease) in net assets resulting from operations	24,842,296	(25,280,884)	95,776,866	(52,250,684)

Distributions to Shareholders from:
Distributable earnings	(8,100,512)	(6,547,030)	(42,921,358)	(34,680,231)

Shareholder Transactions:
Proceeds from shares sold	68,979,125	183,475,668	246,400,978	381,359,053
Value of shares repurchased	(49,476,285)	(66,459,873)	(151,731,342)	(132,537,225)
Transaction fees	48,223	17,894	291,802	240,894

Net increase (decrease) in net assets resulting from share transactions	19,551,063	117,033,689	94,961,438	249,062,722

Net increase (decrease) in net assets	36,292,847	85,205,775	147,816,946	162,131,807

Net assets:
Beginning of year	291,862,651	206,656,876	1,129,332,889	967,201,082

End of year	$328,155,498	$291,862,651	$1,277,149,835	$1,129,332,889

Changes in Shares Outstanding:
Shares sold	2,450,000	5,650,000	11,700,000	17,550,000
Shares repurchased	(1,650,000)	(1,950,000)	(7,150,000)	(5,800,000)
Shares outstanding, beginning of year	9,900,000	6,200,000	56,400,000	44,650,000

Shares outstanding, end of year	10,700,000	9,900,000	60,950,000	56,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Invesco Global Clean Energy ETF (PBD)		Invesco Global Water ETF (PIO)		Invesco International BuyBack Achievers™ ETF (IPKW)
Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

$847,494	$810,399	$2,605,413	$3,299,083	$4,402,560	$5,484,909
781,863	1,250,812	4,335,692	18,398,033	(37,340,128)	6,211,206
6,281,372	(10,593,025)	31,301,757	(28,996,844)	41,795,879	(50,584,076)

7,910,729	(8,531,814)	38,242,862	(7,299,728)	8,858,311	(38,887,961)

(980,943)	(989,690)	(2,822,348)	(3,250,758)	(5,243,213)	(5,721,629)

-	1,306,907	18,017,976	37,473,227	39,446,681	216,364,968
(6,919,279)	(2,624,568)	(23,042,889)	(62,872,083)	(144,764,111)	(126,159,214)
3,159	1,049	2,343	2,991	21,030	41,908

(6,916,120)	(1,316,612)	(5,022,570)	(25,395,865)	(105,296,400)	90,247,662

13,666	(10,838,116)	30,397,944	(35,946,351)	(101,681,302)	45,638,072

49,661,100	60,499,216	164,915,813	200,862,164	243,373,068	197,734,996

$49,674,766	$49,661,100	$195,313,757	$164,915,813	$141,691,766	$243,373,068

-	100,000	650,000	1,450,000	1,250,000	5,800,000
(600,000)	(200,000)	(850,000)	(2,450,000)	(4,700,000)	(3,550,000)
4,525,000	4,625,000	6,950,000	7,950,000	7,850,000	5,600,000

3,925,000	4,525,000	6,750,000	6,950,000	4,400,000	7,850,000

119

Statements of Changes in Net Assets–(continued)

For the years ended October 31, 2019 and 2018

	Invesco MSCI Global Timber ETF (CUT)
	Year Ended October 31, 2019	Five Months Ended October 31, 2018(a)	Year Ended May 31, 2018
Operations:
Net investment income	$4,145,379	$1,344,021	$4,392,097
Net realized gain (loss)	4,519,082	11,717,144	4,296,270
Change in net unrealized appreciation (depreciation)	(8,948,658)	(49,008,354)	36,165,164

Net increase (decrease) in net assets resulting from operations	(284,197)	(35,947,189)	44,853,531

Distributions to Shareholders from:
Distributable earnings	(4,947,600)	-	(3,518,655)

Shareholder Transactions:
Proceeds from shares sold	3,971,096	11,140,448	9,311,470
Value of shares repurchased	(38,113,591)	(37,927,735)	(4,659,172)
Transaction fees	4,108	7,303	-

Net increase (decrease) in net assets resulting from share transactions	(34,138,387)	(26,779,984)	4,652,298

Net increase (decrease) in net assets	(39,370,184)	(62,727,173)	45,987,174

Net assets:
Beginning of period	173,462,752	236,189,925	190,202,751

End of period	$134,092,568	$173,462,752	$236,189,925

Changes in Shares Outstanding:
Shares sold	150,000	350,000	300,000
Shares repurchased.	(1,500,000)	(1,200,000)	(150,000)
Shares outstanding, beginning of period	6,200,000	7,050,000	6,900,000

Shares outstanding, end of period	4,850,000	6,200,000	7,050,000

(a)	For the period June 1, 2018 through October 31, 2018.
(b)	For the period September 1, 2018 through October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

Invesco S&P Global Dividend Opportunities Index ETF (LVL)			Invesco S&P Global Water Index ETF (CGW)
Year Ended October 31, 2019	Five Months Ended October 31, 2018(a)	Year Ended May 31, 2018	Year Ended October 31, 2019	Two Months Ended October 31, 2018(b)	Year Ended August 31, 2018

$1,039,179	$613,552	$1,476,069	$11,012,248	$646,014	$10,489,169
1,282,107	(716,194)	4,094,203	6,922,670	6,087,031	70,908,281
2,559,105	120,041	(3,385,288)	117,953,369	(56,210,255)	(37,440,161)

4,880,391	17,399	2,184,984	135,888,287	(49,477,210)	43,957,289

(1,034,761)	(837,522)	(1,765,272)	(10,958,575)	-	(10,492,264)

10,412,385	8,947,465	-	109,681,761	16,098,469	98,720,757
(14,855,307)	(14,280,682)	(23,910,516)	(23,998,390)	(29,428,527)	(148,333,764)
392	330	-	6,647	565	-

(4,442,530)	(5,332,887)	(23,910,516)	85,690,018	(13,329,493)	(49,613,007)

(596,900)	(6,153,010)	(23,490,804)	210,619,730	(62,806,703)	(16,147,982)

30,414,739	36,567,749	60,058,553	531,298,209	594,104,912	610,252,894

$29,817,839	$30,414,739	$36,567,749	$741,917,939	$531,298,209	$594,104,912

880,000	800,000	-	3,040,000	480,000	2,800,000
(1,280,000)	(1,280,000)	(2,160,000)	(720,000)	(880,000)	(4,240,000)
2,880,000	3,360,000	5,520,000	16,440,000	16,840,000	18,280,000

2,480,000	2,880,000	3,360,000	18,760,000	16,440,000	16,840,000

121

Statements of Changes in Net Assets–(continued)

For the years ended October 31, 2019 and 2018

	Invesco S&P International Developed Quality ETF (IDHQ)
	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$833,796	$851,083
Net realized gain (loss)	(340,844)	1,264,249
Change in net unrealized appreciation (depreciation)	5,913,916	(5,178,013)

Net increase (decrease) in net assets resulting from operations	6,406,868	(3,062,681)

Distributions to Shareholders from:
Distributable earnings	(916,670)	(814,149)

Shareholder Transactions:
Proceeds from shares sold	20,510,517	22,491,922
Value of shares repurchased	(10,317,948)	(14,783,286)
Transaction fees	4,267	4,530

Net increase in net assets resulting from share transactions	10,196,836	7,713,166

Net increase in net assets	15,687,034	3,836,336

Net assets:
Beginning of year	32,039,072	28,202,736

End of year	$47,726,106	$32,039,072

Changes in Shares Outstanding:
Shares sold	900,000	950,000
Shares repurchased	(450,000)	(650,000)
Shares outstanding, beginning of year	1,500,000	1,200,000

Shares outstanding, end of year	1,950,000	1,500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

Financial Highlights

Invesco China Real Estate ETF (TAO)

	Year Ended October 31, 2019		Five Months Ended October 31, 2018		Years Ended May 31,
					2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$24.21		$30.20		$25.02		$18.92	$24.50	$20.52
Net investment income(a)	0.93		0.77	(b)	1.74	(c)	0.68	0.81	0.66
Net realized and unrealized gain (loss) on investments	2.92		(6.76)		5.09		5.82	(5.42)	3.86
Total from investment operations	3.85		(5.99)		6.83		6.50	(4.61)	4.52
Distributions to shareholders from:
Net investment income.	(1.90)		-		(1.65)		(0.40)	(0.97)	(0.54)
Net asset value at end of period	$26.16		$24.21		$30.20		$25.02	$18.92	$24.50
Market price at end of period	$25.87	(d)	$24.17	(d)	$30.28	(d)	$25.14	$18.83	$24.55
Net Asset Value Total Return(e)	16.66%		(19.83)%		27.61%		34.94%	(19.05)%	22.50%
Market Price Total Return(e)	15.48%		(20.18)%		27.37%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$51,275		$36,558		$83,344		$44,038	$12,490	$34,548
Ratio to average net assets of:
Expenses, after Waivers	0.72	%(f)	0.70	%(g)	0.70%		0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.86	%(f)	0.84	%(g)	0.81%		0.99%	1.15%	0.88%
Net investment income	3.46	%(f)	6.58	%(b)(g)	5.95	%(c)	3.14%	3.94%	3.04%
Portfolio turnover rate(h)	6%		2%		20%		17%	32%	16%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are $0.60 and 5.14%, respectively.

(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.82 and 2.82%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

123

Financial Highlights–(continued)

Invesco China Small Cap ETF (HAO)

	Year Ended October 31, 2019		Five Months Ended October 31, 2018		Years Ended May 31,
					2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$23.90		$32.50		$25.20	$22.06	$34.78	$24.72
Net investment income(a)	0.59		0.45		0.66	0.55	0.72	0.51
Net realized and unrealized gain (loss) on investments	1.47		(9.05)		7.69	3.35	(12.50)	10.14
Total from investment operations	2.06		(8.60)		8.35	3.90	(11.78)	10.65
Distributions to shareholders from:
Net investment income	(1.20)		-		(1.05)	(0.76)	(0.94)	(0.59)
Net asset value at end of period	$24.76		$23.90		$32.50	$25.20	$22.06	$34.78
Market price at end of period	$24.58	(b)	$23.50	(b)	$32.46 (b)	$24.97	$22.04	$34.56
Net Asset Value Total Return(c)	9.28%		(26.46)%		33.51%	18.05%	(34.14)%	43.88%
Market Price Total Return(c)	10.27%		(27.60)%		34.61%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$56,941		$62,135		$94,237	$85,687	$94,879	$299,087
Ratio to average net assets of:
Expenses, after Waivers	0.76	%(d)	0.63	%(e)	0.75%	0.75%	0.75%	0.75%
Expenses, prior to Waivers	0.91	%(d)	0.85	%(e)	0.81%	0.90%	0.87%	0.83%
Net investment income	2.39	%(d)	3.83	%(e)	2.24%	2.27%	2.83%	1.86%
Portfolio turnover rate(f)	25%		7%		34%	27%	28%	31%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

Financial Highlights–(continued)

Invesco China Technology ETF (CQQQ)

	Year Ended October 31, 2019	Two Months Ended October 31, 2018		Years Ended August 31,
				2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$40.55	$49.32		$55.00	$39.26	$29.55	$38.09
Net investment income(a)	0.04	0.03		0.31	0.52	0.32	0.46
Net realized and unrealized gain (loss) on investments	7.46	(8.80)		(5.13)	15.82	10.03	(8.65)
Total from investment operations	7.50	(8.77)		(4.82)	16.34	10.35	(8.19)
Distributions to shareholders from:
Net investment income	(0.17)	-		(0.86)	(0.60)	(0.64)	(0.35)
Net asset value at end of period	$47.88	$40.55		$49.32	$55.00	$39.26	$29.55
Market price at end of period	$47.67 (b)	$40.81	(b)	$49.36 (b)	$55.21	$39.08	$29.31
Net Asset Value Total Return(c)	18.59%	(17.78)%		(9.05)%	42.43%	35.19%	(21.62)%
Market Price Total Return(c)	17.32%	(17.32)%		(9.33)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$509,964	$405,541		$384,689	$209,019	$45,153	$45,804
Ratio to average net assets of:
Expenses	0.70%	0.70	%(d)	0.65%	0.70%	0.70%	0.70%
Net investment income	0.09%	0.39	%(d)	0.52%	1.20%	0.94%	1.20%
Portfolio turnover rate(e)	80%	4%		21%	10%	48%	32%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco DWA Developed Markets Momentum ETF (PIZ)

	Years Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$24.53	$27.30	$22.29	$23.36	$24.49
Net investment income(a)	0.30	0.24	0.36	0.35	0.27
Net realized and unrealized gain (loss) on investments	2.70	(2.68)	5.05	(1.04)	(1.15)
Total from investment operations	3.00	(2.44)	5.41	(0.69)	(0.88)
Distributions to shareholders from:
Net investment income	(0.35)	(0.33)	(0.40)	(0.38)	(0.25)
Net asset value at end of year	$27.18	$24.53	$27.30	$22.29	$23.36
Market price at end of year(b)	$27.10	$24.47	$27.35	$22.27	$23.21
Net Asset Value Total Return(c)	12.31%	(9.09)%	24.58%	(2.97)%	(3.63)%
Market Price Total Return(c)	12.25%	(9.48)%	24.91%	(2.43)%	(4.48)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$175,327	$223,182	$232,084	$173,891	$263,996
Ratio to average net assets of:
Expenses	0.81%	0.80%	0.81%	0.81%	0.81%
Net investment income	1.18%	0.88%	1.46%	1.50%	1.10%
Portfolio turnover rate(d)	106%	94%	98%	124%	120%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

125

Financial Highlights–(continued)

Invesco DWA Emerging Markets Momentum ETF (PIE)

	Years Ended October 31,
	2019		2018	2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of year	$16.12		$19.48	$16.11	$16.02		$18.91
Net investment income(a)	0.36	(b)	0.40	0.28	0.16		0.12
Net realized and unrealized gain (loss) on investments	2.51		(3.29)	3.34	0.14	(c)	(2.94)
Total from investment operations	2.87		(2.89)	3.62	0.30		(2.82)
Distributions to shareholders from:
Net investment income	(0.41)		(0.49)	(0.26)	(0.21)		(0.10)
Return of capital	-		-	-	(0.01)		-
Total distributions	(0.41)		(0.49)	(0.26)	(0.22)		(0.10)
Transaction fees(a)	0.01		0.02	0.01	0.01		0.03
Net asset value at end of year	$18.59		$16.12	$19.48	$16.11		$16.02
Market price at end of year(d)	$18.51		$16.08	$19.54	$16.10		$15.97
Net Asset Value Total Return(e)	18.23%		(15.11)%	22.72%	2.00	%(c)	(14.78)%
Market Price Total Return(e)	18.03%		(15.58)%	23.18%	2.25%		(14.50)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$168,210		$192,660	$212,377	$183,668		$196,268
Ratio to average net assets of:
Expenses	0.91	%(f)	0.90%	0.90%	0.90%		0.90%
Net investment income	2.13	%(b)(f)	2.01%	1.67%	1.04%		0.68%
Portfolio turnover rate(g)	158%		163%	174%	160%		176%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are $0.24 and 1.39%, respectively.

(c)

Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $0.10 and total return would have been lower.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Financial Highlights–(continued)

Invesco Frontier Markets ETF (FRN)

	Year Ended October 31, 2019		Five Months Ended October 31, 2018		Years Ended May 31,
					2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$12.81		$14.46		$13.76	$11.48	$13.23	$16.79
Net investment income(a)	0.52		0.14		0.42	0.34	0.34	0.23
Net realized and unrealized gain (loss) on investments	0.77		(1.81)		0.77	2.41	(1.89)	(3.36)
Total from investment operations	1.29		(1.67)		1.19	2.75	(1.55)	(3.13)
Distributions to shareholders from:
Net investment income	(0.24)		-		(0.54)	(0.47)	(0.20)	(0.43)
Transaction fees(a)	0.01		0.02		0.05	-	-	-
Net asset value at end of period	$13.87		$12.81		$14.46	$13.76	$11.48	$13.23
Market price at end of period	$13.82	(b)	$12.75	(b)	$14.35 (b)	$13.74	$11.33	$13.33
Net Asset Value Total Return(c)	10.41%		(11.41)%		8.89%	24.72%	(11.59)%	(18.75)%
Market Price Total Return(c)	10.53%		(11.15)%		8.23%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$58,125		$51,741		$74,327	$63,834	$39,481	$62,058
Ratio to average net assets of:
Expenses, after Waivers	0.71	%(d)	0.70	%(e)	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	1.64	%(d)	0.82	%(e)	1.15%	1.17%	1.28%	0.77%
Net investment income	3.78	%(d)	2.40	%(e)	2.83%	2.83%	2.96%	1.50%
Portfolio turnover rate(f)	67%		21%		98%	74%	57%	94%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

127

Financial Highlights–(continued)

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

	Years Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$40.04	$44.66	$36.74	$38.60	$41.20
Net investment income(a)	1.45	1.34	1.20	1.09	1.16
Net realized and unrealized gain (loss) on investments	1.10	(4.56)	7.98	(1.82)	(2.65)
Total from investment operations	2.55	(3.22)	9.18	(0.73)	(1.49)
Distributions to shareholders from:
Net investment income	(1.60)	(1.40)	(1.26)	(1.13)	(1.11)
Transaction fees(a)	0.00 (b)	0.00 (b)	-	-	-
Net asset value at end of year	$40.99	$40.04	$44.66	$36.74	$38.60
Market price at end of year(c)	$40.86	$39.98	$44.81	$36.68	$38.34
Net Asset Value Total Return(d)	6.58%	(7.45)%	25.38%	(1.73)%	(3.72)%
Market Price Total Return(d)	6.41%	(7.92)%	25.99%	(1.24)%	(5.55)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,246,076	$1,275,422	$1,214,850	$938,650	$787,536
Ratio to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.45%	0.46%
Net investment income	3.64%	3.02%	2.95%	3.05%	2.87%
Portfolio turnover rate(e)	15%	10%	13%	14%	12%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

Financial Highlights–(continued)

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

	Years Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$29.48	$33.33	$27.37	$26.60	$26.48
Net investment income(a)	0.70	0.75	0.59	0.53	0.46
Net realized and unrealized gain (loss) on investments	1.24	(3.66)	5.99	0.86	0.12
Total from investment operations	1.94	(2.91)	6.58	1.39	0.58
Distributions to shareholders from:
Net investment income	(0.75)	(0.94)	(0.62)	(0.62)	(0.46)
Transaction fees(a)	0.00 (b)	0.00 (b)	-	-	-
Net asset value at end of year	$30.67	$29.48	$33.33	$27.37	$26.60
Market price at end of year(c)	$30.42	$29.48	$33.44	$27.30	$26.66
Net Asset Value Total Return(d)	6.72%	(9.05)%	24.36%	5.37%	2.18%
Market Price Total Return(d)	5.85%	(9.36)%	25.09%	4.87%	0.01%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$328,155	$291,863	$206,657	$162,854	$143,621
Ratio to average net assets of:
Expenses	0.49%	0.49%	0.49%	0.49%	0.50%
Net investment income	2.36%	2.25%	1.98%	2.01%	1.73%
Portfolio turnover rate(e)	27%	21%	19%	25%	24%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

129

Financial Highlights–(continued)

Invesco FTSE RAFI Emerging Markets ETF (PXH)

	Years Ended October 31,
	2019		2018	2017		2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$20.02		$21.66	$18.81		$15.44	$20.38
Net investment income(a)	0.72		0.73	0.57		0.42	0.53
Net realized and unrealized gain (loss) on investments	0.92		(1.66)	2.81		3.37	(5.02)
Total from investment operations	1.64		(0.93)	3.38		3.79	(4.49)
Distributions to shareholders from:
Net investment income	(0.71)		(0.71)	(0.53)		(0.42)	(0.45)
Transaction fees(a)	0.00	(b)	0.00 (b)	-		-	-
Net asset value at end of year	$20.95		$20.02	$21.66		$18.81	$15.44
Market price at end of year(c)	$20.93		$20.03	$21.62		$18.80	$15.37
Net Asset Value Total Return(d)	8.31%		(4.44)%	18.10%		25.08%	(22.16)%
Market Price Total Return(d)	8.14%		(4.22)%	17.94%		25.57%	(22.00)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,277,150		$1,129,333	$967,201		$625,398	$293,398
Ratio to average net assets of:
Expenses, after Waivers	0.49	%(e)	0.48%	0.48	%(e)	0.48%	0.49%
Expenses, prior to Waivers	0.49	%(e)	0.49%	0.49	%(e)	0.49%	0.49%
Net investment income	3.48%		3.30%	2.84%		2.66%	2.88%
Portfolio turnover rate(f)	29%		16%	24%		16%	34%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

Financial Highlights–(continued)

Invesco Global Clean Energy ETF (PBD)

	Years Ended October 31,
	2019		2018	2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of year	$10.97		$13.08	$10.65	$11.46		$12.52
Net investment income(a)	0.21		0.18	0.23	0.20		0.13
Net realized and unrealized gain (loss) on investments	1.72		(2.07)	2.39	(0.80	)(b)	(1.07)
Total from investment operations	1.93		(1.89)	2.62	(0.60)		(0.94)
Distributions to shareholders from:
Net investment income	(0.24)		(0.22)	(0.19)	(0.21)		(0.12)
Transaction fees(a)	0.00	(c)	0.00 (c)	-	-		-
Net asset value at end of year	$12.66		$10.97	$13.08	$10.65		$11.46
Market price at end of year(d)	$12.56		$10.95	$13.07	$10.62		$11.46
Net Asset Value Total Return(e)	17.86%		(14.69)%	24.90%	(5.29	)%(b)	(7.51)%
Market Price Total Return(e)	17.16%		(14.78)%	25.17%	(5.56)%		(8.10)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$49,675		$49,661	$60,499	$56,152		$66,762
Ratio to average net assets of:
Expenses	0.77	%(f)	0.75%	0.75%	0.75%		0.77%
Net investment income	1.74	%(f)	1.43%	1.98%	1.83%		1.11%
Portfolio turnover rate(g)	59%		46%	40%	57%		51%

(a)	Based on average shares outstanding.
(b)

Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $(0.83) and total return would have been lower.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

131

Financial Highlights–(continued)

Invesco Global Water ETF (PIO)

	Years Ended October 31,
	2019		2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$23.73		$25.27	$21.32	$21.89	$23.35
Net investment income(a)	0.38		0.45	0.28	0.34	0.29
Net realized and unrealized gain (loss) on investments	5.25		(1.54)	3.95	(0.60)	(1.45)
Total from investment operations	5.63		(1.09)	4.23	(0.26)	(1.16)
Distributions to shareholders from:
Net investment income	(0.42)		(0.45)	(0.28)	(0.31)	(0.30)
Transaction fees(a)	0.00	(b)	0.00 (b)	-	-	-
Net asset value at end of year	$28.94		$23.73	$25.27	$21.32	$21.89
Market price at end of year(c)	$28.84		$23.69	$25.25	$21.29	$21.77
Net Asset Value Total Return(d)	23.90%		(4.45)%	20.01%	(1.14)%	(5.03)%
Market Price Total Return(d)	23.68%		(4.53)%	20.08%	(0.78)%	(5.35)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$195,314		$164,916	$200,862	$188,665	$241,832
Ratio to average net assets of:
Expenses	0.76	%(e)	0.75%	0.75%	0.74%	0.76%
Net investment income	1.45	%(e)	1.77%	1.22%	1.62%	1.27%
Portfolio turnover rate(f)	32%		34%	34%	67%	78%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

Financial Highlights–(continued)

Invesco International BuyBack Achievers™ ETF (IPKW)

	Years Ended October 31,
	2019	2018	2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of year	$31.00	$35.31	$27.94	$27.02		$25.05
Net investment income(a)	0.76	0.69	0.47	0.74	(b)	0.44
Net realized and unrealized gain (loss) on investments	1.38	(4.28)	7.28	0.89		1.82
Total from investment operations	2.14	(3.59)	7.75	1.63		2.26
Distributions to shareholders from:
Net investment income	(0.94)	(0.73)	(0.38)	(0.71)		(0.29)
Transaction fees(a)	0.00 (c)	0.01	-	-		-
Net asset value at end of year	$32.20	$31.00	$35.31	$27.94		$27.02
Market price at end of year(d)	$32.05	$30.96	$35.47	$28.02		$26.96
Net Asset Value Total Return(e)	7.10%	(10.40)%	28.03%	6.25%		9.04%
Market Price Total Return(e)	6.74%	(10.96)%	28.24%	6.78%		7.51%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$141,692	$243,373	$197,735	$92,202		$58,099
Ratio to average net assets of:
Expenses	0.55%	0.55%	0.55%	0.55%		0.55%
Net investment income	2.44%	1.90%	1.47%	2.76	%(b)	1.68%
Portfolio turnover rate(f)	99%	121%	118%	106%		162%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.51 and 1.90%, respectively.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

133

Financial Highlights–(continued)

Invesco MSCI Global Timber ETF (CUT)

	Year Ended October 31, 2019		Five Months Ended October 31, 2018		Years Ended May 31,
					2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$27.98		$33.50		$27.57	$23.63	$26.28	$25.37
Net investment income(a)	0.72		0.20		0.63	0.47	0.67	0.61
Net realized and unrealized gain (loss) on investments	(0.23)		(5.72)		5.80	3.99	(2.96)	0.99
Total from investment operations	0.49		(5.52)		6.43	4.46	(2.29)	1.60
Distributions to shareholders from:
Net investment income	(0.82)		-		(0.50)	(0.52)	(0.36)	(0.69)
Transaction fees(a)	0.00	(b)	0.00	(b)	-	-	-	-
Net asset value at end of period	$27.65		$27.98		$33.50	$27.57	$23.63	$26.28
Market price at end of period	$27.56	(c)	$27.94	(c)	$33.54 (c)	$27.52	$23.59	$26.26
Net Asset Value Total Return(d)	2.32%		(16.48)%		23.42%	19.09%	(8.72)%	6.50%
Market Price Total Return(d)	2.14%		(16.70)%		23.79%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$134,093		$173,463		$236,190	$190,203	$163,060	$199,709
Ratio to average net assets of:
Expenses, after Waivers	0.56	%(e)	0.55	%(f)	0.55%	0.57%	0.60%	0.70%
Expenses, prior to Waivers	0.68	%(e)	0.64	%(f)	0.67%	0.70%	0.75%	0.76%
Net investment income	2.70	%(e)	1.50	%(f)	2.02%	1.85%	2.83%	2.44%
Portfolio turnover rate(g)	18%		4%		10%	8%	60%	29%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

134

Financial Highlights–(continued)

Invesco S&P Global Dividend Opportunities Index ETF (LVL)

	Year Ended October 31, 2019		Five Months Ended October 31, 2018		Years Ended May 31,
					2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$10.56		$10.88		$10.88	$9.54	$11.77	$14.01
Net investment income(a)	0.39		0.20		0.30	0.51	0.52	0.65
Net realized and unrealized gain (loss) on investments	1.47		(0.25)		0.03	1.33	(2.20)	(2.18)
Total from investment operations	1.86		(0.05)		0.33	1.84	(1.68)	(1.53)
Distributions to shareholders from:
Net investment income.	(0.40)		(0.27)		(0.33)	(0.50)	(0.55)	(0.71)
Transaction fees(a)	0.00	(b)	0.00	(b)	-	-	-	-
Net asset value at end of period	$12.02		$10.56		$10.88	$10.88	$9.54	$11.77
Market price at end of period	$11.97	(c)	$10.54	(c)	$10.86 (c)	$10.85	$9.49	$11.76
Net Asset Value Total Return(d)	17.89%		(0.58)%		3.07%	19.90%	(14.31)%	(11.23)%
Market Price Total Return(d)	17.64%		(0.58)%		3.17%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$29,818		$30,415		$36,568	$60,059	$52,650	$76,292
Ratio to average net assets of:
Expenses, after Waivers	0.66	%(e)	0.64	%(f)	0.64%	0.64%	0.64%	0.65%
Expenses, prior to Waivers	0.93	%(e)	0.91	%(f)	0.77%	0.77%	0.77%	0.74%
Net investment income.	3.46	%(e)	4.22	%(f)	2.73%	5.00%	5.46%	5.16%
Portfolio turnover rate(g)	67%		64%		66%	107%	85%	74%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

135

Financial Highlights–(continued)

Invesco S&P Global Water Index ETF (CGW)

	Year Ended October 31, 2019	Two Months Ended October 31, 2018		Years Ended August 31,
				2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$32.32	$35.28		$33.38	$30.27	$26.67	$29.02
Net investment income(a)	0.64	0.04		0.59	0.61	0.54	0.48
Net realized and unrealized gain (loss) on investments	7.26	(3.00)		1.92	2.97	3.51	(2.33)
Total from investment operations	7.90	(2.96)		2.51	3.58	4.05	(1.85)
Distributions to shareholders from:
Net investment income	(0.67)	-		(0.61)	(0.47)	(0.45)	(0.50)
Transaction fees(a)	0.00 (b)	0.00	(b)	-	-	-	-
Net asset value at end of period	$39.55	$32.32		$35.28	$33.38	$30.27	$26.67
Market price at end of period	$39.54 (c)	$32.27	(c)	$35.23 (c)	$33.46	$30.32	$26.64
Net Asset Value Total Return(d)	25.10%	(8.39)%		7.51%	12.09%	15.40%	(6.47)%
Market Price Total Return(d)	25.27%	(8.40)%		7.09%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$741,918	$531,298		$594,105	$610,253	$432,244	$346,709
Ratio to average net assets of:
Expenses	0.59%	0.60	%(e)	0.62%	0.63%	0.64%	0.64%
Net investment income	1.82%	0.67	%(e)	1.71%	1.98%	1.93%	1.69%
Portfolio turnover rate(f)	13%	5%		13%	8%	6%	9%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

136

Financial Highlights–(continued)

Invesco S&P International Developed Quality ETF (IDHQ)

	Years Ended October 31,
	2019		2018	2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of year	$21.36		$23.50	$19.65	$20.19		$19.42
Net investment income(a)	0.54		0.58	0.45	0.41		0.33
Net realized and unrealized gain (loss) on investments	3.16		(2.18)	3.88	(0.54	)(b)	0.75
Total from investment operations	3.70		(1.60)	4.33	(0.13)		1.08
Distributions to shareholders from:
Net investment income	(0.59)		(0.54)	(0.48)	(0.41)		(0.31)
Transaction fees(a)	0.00	(c)	0.00 (c)	-	-		-
Net asset value at end of year	$24.47		$21.36	$23.50	$19.65		$20.19
Market price at end of year(d)	$24.53		$21.31	$23.71	$19.61		$20.14
Net Asset Value Total Return(e)	17.58%		(7.00)%	22.36%	(0.62	)%(b)	5.60%
Market Price Total Return(e)	18.14%		(8.05)%	23.70%	(0.59)%		4.42%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$47,726		$32,039	$28,203	$20,628		$19,180
Ratio to average net assets of:
Expenses	0.31	%(f)	0.29%	0.31%	0.45%		0.49%
Net investment income	2.38	%(f)	2.47%	2.10%	2.09%		1.66%
Portfolio turnover rate(g)	54%		54%	49%	165%		78%

(a)	Based on average shares outstanding.
(b)

Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $(0.71) and total return would have been lower.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(g)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

137

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2019

NOTE 1—Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco China Real Estate ETF (TAO)	“China Real Estate ETF”

Invesco China Small Cap ETF (HAO)	“China Small Cap ETF”

Invesco China Technology ETF (CQQQ)	“China Technology ETF”

Invesco DWA Developed Markets Momentum ETF (PIZ)	“DWA Developed Markets Momentum ETF”

Invesco DWA Emerging Markets Momentum ETF (PIE)	“DWA Emerging Markets Momentum ETF”

Invesco Frontier Markets ETF (FRN)	“Frontier Markets ETF”

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)	“FTSE RAFI Developed Markets ex-U.S. ETF”

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)	“FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF”

Invesco FTSE RAFI Emerging Markets ETF (PXH)	“FTSE RAFI Emerging Markets ETF”

Invesco Global Clean Energy ETF (PBD)	“Global Clean Energy ETF”

Invesco Global Water ETF (PIO)	“Global Water ETF”

Invesco International BuyBack Achievers™ ETF (IPKW)	“International BuyBack Achievers™ ETF”

Invesco MSCI Global Timber ETF (CUT)	“MSCI Global Timber ETF”

Invesco S&P Global Dividend Opportunities Index ETF (LVL)	“S&P Global Dividend Opportunities Index ETF”

Invesco S&P Global Water Index ETF (CGW)	“S&P Global Water Index ETF”

Invesco S&P International Developed Quality ETF (IDHQ)	“S&P International Developed Quality ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange
China Real Estate ETF	NYSE Arca, Inc.

China Small Cap ETF	NYSE Arca, Inc.

China Technology ETF	NYSE Arca, Inc.

DWA Developed Markets Momentum ETF	The Nasdaq Stock Market

DWA Emerging Markets Momentum ETF	The Nasdaq Stock Market

Frontier Markets ETF	NYSE Arca, Inc

FTSE RAFI Developed Markets ex-U.S. ETF	NYSE Arca, Inc

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	NYSE Arca, Inc

FTSE RAFI Emerging Markets ETF	NYSE Arca, Inc

Global Clean Energy ETF	NYSE Arca, Inc

Global Water ETF	The Nasdaq Stock Market

International BuyBack Achievers™ ETF	The Nasdaq Stock Market

MSCI Global Timber ETF	NYSE Arca, Inc.

S&P Global Dividend Opportunities Index ETF	NYSE Arca, Inc.

S&P Global Water Index ETF	NYSE Arca, Inc.

S&P International Developed Quality ETF	NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

138

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
China Real Estate ETF	AlphaShares China Real Estate Index

China Small Cap ETF	AlphaShares China Small Cap Index

China Technology ETF	FTSE China Incl 25% Technology Capped Index

DWA Developed Markets Momentum ETF	Dorsey Wright® Developed Markets Technical Leaders Index

DWA Emerging Markets Momentum ETF	Dorsey Wright® Emerging Markets Technical Leaders Index

Frontier Markets ETF	S&P/BNY Mellon New Frontier Index

FTSE RAFI Developed Markets ex-U.S. ETF	FTSE RAFI™ Developed ex U.S. 1000 Index

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	FTSE RAFI™ Developed ex U.S. Mid-Small 1500 Index

FTSE RAFI Emerging Markets ETF	FTSE RAFI™ Emerging Index

Global Clean Energy ETF	WilderHill New Energy Global Innovation Index

Global Water ETF	Nasdaq OMX Global Water IndexSM

International BuyBack Achievers™ ETF	Nasdaq International BuyBack Achievers™ Index

MSCI Global Timber ETF	MSCI ACWI IMI Timber Select Capped Index

S&P Global Dividend Opportunities Index ETF	S&P Global Dividend Opportunities Index

S&P Global Water Index ETF	S&P Global Water Index

S&P International Developed Quality ETF	S&P Quality Developed ex-U.S. LargeMidCap Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value

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in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non-U.S. securities, which may have lower trading volumes.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns of U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity then developed markets. Because these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression due to adverse publicity, investor perceptions or the transactions of a few large investors. Traditional measures of investments value used in the U.S., such as price to earnings ratios, may not apply to certain small markets, making it more difficult to value their securities.

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Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. For certain Funds, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be exacerbated in emerging market countries. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Investing in ETFs and Other Investment Companies Risk. A Fund’s investment performance may depend on the investment performance of the funds in which it invests. An investment in an investment company is subject to the risks associated with that investment company. Each Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests (including costs and fees of the investment companies), while continuing to pay its own management fee to the Adviser. As a result, shareholders will absorb duplicate levels of fees with respect to a Fund’s investments in other investment companies.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. China Real Estate ETF, China Small Cap ETF, China Technology ETF, Frontier Markets ETF, Global Water ETF, International BuyBack Achievers™ ETF, MSCI Global Timber ETF, S&P Global Dividend Opportunities Index ETF and S&P Global Water Index ETF are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

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Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

REIT Risk. For certain Funds, although the Funds will not invest in real estate directly, the REITs in which the Funds invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. REITs may be affected by changes in the values of the underlying properties that they own or operate and could fail to qualify for favorable tax or regulatory treatment. REITs also are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs rely heavily on cash flows and a variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. Should a lessee default on their loan, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments.

Sampling Risk. A Fund’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities that a Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies, which involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

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E.	Dividends and Distributions to Shareholders

Each Fund (except for China Real Estate ETF, China Small Cap ETF, China Technology ETF, Frontier Markets ETF, MSCI Global Timber ETF and S&P Global Water Index ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. China Real Estate ETF, China Small Cap ETF, China Technology ETF, Frontier Markets ETF, MSCI Global Timber ETF and S&P Global Water Index ETF each declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Each Fund (except for China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF, MSCI Global Timber ETF, S&P Global Dividend Opportunities Index ETF, and S&P Global Water Index ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF, MSCI Global Timber ETF, S&P Global Dividend Opportunities Index ETF, and S&P Global Water Index ETF are responsible for all of their expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. A Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Certain Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.

Securities Lending - Each Fund may participate in securities lending. Each Fund may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

L.

Distributions from Distributable Earnings - In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.

For the year ended August 31, 2018, distributions from distributable earnings consisted of distributions from net investment income for China Technology ETF and S&P Global Water Index ETF. For the year ended May 31, 2018, distributions from distributable earnings for China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF, MSCI Global Timber ETF and S&P Global Dividend Opportunities Index ETF consisted of distributions from net investment income.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to an Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation

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expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of Net Assets)
China Technology ETF	0.70%
DWA Developed Markets Momentum ETF	0.80%
DWA Emerging Markets Momentum ETF	0.90%
FTSE RAFI Developed Markets ex-U.S. ETF	0.45%
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	0.49%
FTSE RAFI Emerging Markets ETF	0.49%
Global Clean Energy ETF	0.75%
Global Water ETF	0.75%
International BuyBack Achievers™ ETF	0.55%
S&P International Developed Quality ETF	0.29%

The Adviser has agreed to waive a portion of its unitary management fee to prevent the expenses (excluding interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes, and litigation expenses and other extraordinary expenses) of China Technology ETF from exceeding such Fund’s unitary management fee through at least May 18, 2020. Neither the Adviser nor the Trust can discontinue the agreement prior to its expiration.

Pursuant to another Investment Advisory Agreement, each of the following Funds accrues daily and pays monthly to the Adviser an annual fee equal to a percentage of its average daily net assets as follows:

Management Fees (as a % of Net Assets)
China Real Estate ETF	0.50%
China Small Cap ETF	0.55%
Frontier Markets ETF	0.50%
MSCI Global Timber ETF	0.50%
S&P Global Dividend Opportunities Index ETF	0.50%
S&P Global Water Index ETF	0.50%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each of those Funds (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) from exceeding the percentage of the Fund’s average daily net assets per year (the “Expense Cap”) shown in the table below through at least August 31, 2021. Neither the Adviser nor the Funds can discontinue the agreement prior to its expiration.

Expense Cap
China Real Estate ETF	0.65%
China Small Cap ETF	0.70%
Frontier Markets ETF	0.65%
MSCI Global Timber ETF	0.55%
S&P Global Dividend Opportunities Index ETF	0.60%
S&P Global Water Index ETF	0.63%

Further, the Adviser agrees to reimburse each Fund listed below in the amount equal to the licensing fees that each Fund pays that cause the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed the following percentages:

	Limits	Contract End Date
China Real Estate ETF	0.70%	12/31/2020
China Small Cap ETF	0.75%	12/31/2020
Frontier Markets ETF	0.70%	12/31/2020
MSCI Global Timber ETF	0.55%	12/31/2020
S&P Global Dividend Opportunities Index ETF	0.64%	12/31/2020
S&P Global Water Index ETF	0.63%	4/6/2020

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Additionally, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2019, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

China Real Estate ETF	$70,729
China Small Cap ETF	93,426
China Technology ETF	646
DWA Developed Markets Momentum ETF	304
DWA Emerging Markets Momentum ETF	302
Frontier Markets ETF	520,808
FTSE RAFI Developed Markets ex-U.S. ETF	2,012
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	527
FTSE RAFI Emerging Markets ETF	29,585
Global Clean Energy ETF	56
Global Water ETF	85
International BuyBack Achievers™ ETF	297
MSCI Global Timber ETF	191,547
S&P Global Dividend Opportunities Index ETF	81,197
S&P Global Water Index ETF	965
S&P International Developed Quality ETF	49

The fees waived and/or expenses borne by the Adviser for China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF, MSCI Global Timber ETF, S&P Global Dividend Opportunities Index ETF, and S&P Global Water Index ETF are subject to recapture by the Adviser up to three years from the date the fees were waived or the expense were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential recapture by the Adviser and the expiration schedule at October 31, 2019 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		5/31/20	5/31/21	10/31/21	10/31/22
China Real Estate ETF	$136,895	$-	$31,613	$34,712	$70,570
China Small Cap ETF	166,275	-	-	73,122	93,153
Frontier Markets ETF	612,343	-	60,879	31,049	520,415
MSCI Global Timber ETF	321,090	-	53,954	76,595	190,541
S&P Global Dividend Opportunities Index ETF	145,998	-	25,090	39,876	81,032

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

146

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
China Real Estate ETF	AlphaShares
China Small Cap ETF	AlphaShares
China Technology ETF	FTSE International Ltd.
DWA Developed Markets Momentum ETF	Dorsey Wright & Associates, LLC
DWA Emerging Markets Momentum ETF	Dorsey Wright & Associates, LLC
Frontier Markets ETF	The Bank of New York Corporation
FTSE RAFI Developed Markets ex-U.S. ETF	FTSE International Ltd.
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	FTSE International Ltd.
FTSE RAFI Emerging Markets ETF	FTSE International Ltd.
Global Clean Energy ETF	WilderHill New Energy Finance, LLC
Global Water ETF	Nasdaq, Inc.
International BuyBack Achievers™ ETF	Nasdaq, Inc.
MSCI Global Timber ETF	MSCI, Inc.
S&P Global Dividend Opportunities Index ETF	S&P Dow Jones Indices LLC
S&P Global Water Index ETF	S&P Dow Jones Indices LLC
S&P International Developed Quality ETF

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the fiscal year ended October 31, 2019, there were no material transfers in and out of Level 3.

	Level 1	Level 2	Level 3	Total
China Real Estate ETF
Investments in Securities
Common Stocks & Other Equity Interests	$51,153,166	$-	$0	$51,153,166
Money Market Funds	1,782,491	-	-	1,782,491

Total Investments	$52,935,657	$-	$0	$52,935,657

147

	Level 1	Level 2	Level 3	Total
China Small Cap ETF
Investments in Securities
Common Stocks & Other Equity Interests	$56,924,858	$-	$77,898	$57,002,756
Money Market Funds	4,691,823	-	-	4,691,823

Total Investments	$61,616,681	$-	$77,898	$61,694,579

China Technology ETF
Investments in Securities
Common Stocks & Other Equity Interests	$510,822,918	$-	$0	$510,822,918
Money Market Funds	27,354,281	-	-	27,354,281

Total Investments	$538,177,199	$-	$0	$538,177,199

Frontier Markets ETF
Investments in Securities
Common Stocks & Other Equity Interests	$58,167,927	$-	$0	$58,167,927
Money Market Funds	95,962	-	-	95,962

Total Investments	$58,263,889	$-	$0	$58,263,889

FTSE RAFI Developed Markets ex-U.S. ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,241,297,526	$-	$6,372	$1,241,303,898
Money Market Funds	24,889,527	-	-	24,889,527

Total Investments	$1,266,187,053	$-	$6,372	$1,266,193,425

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF
Investments in Securities
Common Stocks & Other Equity Interests	$326,866,859	$2,469	$11,314	$326,880,642
Money Market Funds	21,374,510	-	-	21,374,510

Total Investments	$348,241,369	$2,469	$11,314	$348,255,152

FTSE RAFI Emerging Markets ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,273,125,364	$1,066,624	$-	$1,274,191,988
Money Market Funds	4,796,210	-	-	4,796,210

Total Investments	$1,277,921,574	$1,066,624	$-	$1,278,988,198

Global Water ETF
Investments in Securities
Common Stocks & Other Equity Interests	$194,877,793	$-	$100,022	$194,977,815
Money Market Funds	3,009,324	-	-	3,009,324

Total Investments	$197,887,117	$-	$100,022	$197,987,139

International BuyBack Achievers™ ETF
Investments in Securities
Common Stocks & Other Equity Interests	$141,603,771	$-	$0	$141,603,771
Money Market Funds	10,449,372	-	-	10,449,372

Total Investments	$152,053,143	$-	$0	$152,053,143

MSCI Global Timber ETF
Investments in Securities
Common Stocks & Other Equity Interests	$133,819,426	$-	$11,195	$133,830,621
Money Market Funds	2,739,948	-	-	2,739,948

Total Investments	$136,559,374	$-	$11,195	$136,570,569

148

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018:

	2019	2018
	Ordinary Income	Ordinary Income
DWA Developed Markets Momentum ETF	$2,458,183	$2,902,784
DWA Emerging Markets Momentum ETF	4,189,151	6,235,039
FTSE RAFI Developed Markets ex-U.S. ETF	52,102,548	39,591,975
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	8,100,512	6,547,030
FTSE RAFI Emerging Markets ETF	42,921,358	34,680,231
Global Clean Energy ETF	980,943	989,690
Global Water ETF	2,822,348	3,250,758
International BuyBack Achievers™ ETF	5,243,213	5,721,629
S&P International Developed Quality ETF	916,670	814,149

Tax Character of Distributions to Shareholder Paid during the Fiscal Year ended October 31, 2019, Period September 1, 2018 to October 31, 2018, Fiscal Year ended August 31, 2018:

	October 31, 2019	October 31, 2018	August 31, 2018
	Ordinary Income	Ordinary Income	Ordinary Income
China Technology ETF	$1,984,086	$-	$5,489,280
S&P Global Water Index ETF	10,958,575	-	10,492,264

Tax Character of Distributions to Shareholder Paid during the Fiscal Year ended October 31, 2019, Period June 1, 2018 to October 31, 2018 and Fiscal Year ended May 31, 2018:

	October 31, 2019	October 31, 2018	May 31, 2018
	Ordinary Income	Ordinary Income	Ordinary Income
China Real Estate ETF	$2,864,833	$-	$3,971,680
China Small Cap ETF	3,108,404	-	3,252,830
Frontier Markets ETF	957,884	-	2,284,088
MSCI Global Timber ETF	4,947,600	-	3,518,655
S&P Global Dividend Opportunities Index ETF	1,034,761	837,522	1,765,272

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
China Real Estate ETF	$1,650,446	$(2,962)	$(5,092,718)	$(120)	$(6,597,854)	$61,318,625	$51,275,417
China Small Cap ETF	1,555,764	(2,791)	(12,756,890)	14	(71,199,725)	139,344,170	56,940,542
China Technology ETF	-	-	(3,859,369)	9	(97,321,356)	611,145,103	509,964,387
DWA Developed Markets Momentum ETF	807,021	-	18,793,024	(647)	(117,962,174)	273,689,698	175,326,922
DWA Emerging Markets Momentum ETF	1,357,861	-	26,816,626	2,192	(116,085,941)	256,118,778	168,209,516
Frontier Markets ETF	1,960,528	(2,949)	3,051,234	419	(74,669,544)	127,785,604	58,125,292
FTSE RAFI Developed Markets ex-U.S. ETF	2,010,117	-	(7,509,133)	30,837	(79,586,044)	1,331,130,107	1,246,075,884
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	1,292,494	-	2,946,898	(624)	(21,825,449)	345,742,179	328,155,498
FTSE RAFI Emerging Markets ETF	4,449,122	-	24,491,430	(19,814)	(79,488,095)	1,327,717,192	1,277,149,835
Global Clean Energy ETF	269,110	-	6,957,587	(2,728)	(70,454,487)	112,905,284	49,674,766
Global Water ETF	335,458	-	42,869,390	1,318	(48,279,188)	200,386,779	195,313,757

149

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
International BuyBack Achievers™ ETF	$283,020	$-	$1,056,686	$(21,104)	$(48,312,387)	$188,685,551	$141,691,766
MSCI Global Timber ETF	3,156,804	(3,635)	11,798,283	4,038	(21,452,454)	140,589,532	134,092,568
S&P Global Dividend Opportunities Index ETF	115,378	(2,851)	1,398,008	(448)	(41,942,288)	70,250,040	29,817,839
S&P Global Water Index ETF	9,352,195	(5,315)	169,440,094	(7,899)	(23,749,850)	586,888,714	741,917,939
S&P International Developed Quality ETF	46,038	-	3,506,445	(1,372)	(4,566,069)	48,741,064	47,726,106

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2019:

	No expiration
	Short-Term	Long-Term	Total*
China Real Estate ETF	$1,816,911	$4,780,943	$6,597,854
China Small Cap ETF	8,649,668	62,550,057	71,199,725
China Technology ETF	8,494,260	88,827,096	97,321,356
DWA Developed Markets Momentum ETF	117,962,174	-	117,962,174
DWA Emerging Markets Momentum ETF	116,085,941	-	116,085,941
Frontier Markets ETF	14,122,396	60,547,148	74,669,544
FTSE RAFI Developed Markets ex-U.S. ETF	145,611	79,440,433	79,586,044
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	3,292,611	18,532,838	21,825,449
FTSE RAFI Emerging Markets ETF	6,523,672	72,964,423	79,488,095
Global Clean Energy ETF	11,222,904	59,231,583	70,454,487
Global Water ETF	38,686,941	9,592,247	48,279,188
International BuyBack Achievers™ ETF	45,469,186	2,843,201	48,312,387
MSCI Global Timber ETF	12,438,579	9,013,875	21,452,454
S&P Global Dividend Opportunities Index ETF	17,535,121	24,407,167	41,942,288
S&P Global Water Index ETF	2,220,590	21,529,260	23,749,850
S&P International Developed Quality ETF	2,965,527	1,600,542	4,566,069

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
China Real Estate ETF	$2,856,030	$4,086,881
China Small Cap ETF	15,592,164	17,160,204
China Technology ETF	402,588,223	408,388,784
DWA Developed Markets Momentum ETF	203,718,182	203,136,650
DWA Emerging Markets Momentum ETF	264,620,022	285,102,349
Frontier Markets ETF	40,091,165	37,400,638
FTSE RAFI Developed Markets ex-U.S. ETF	194,658,830	199,977,287
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	87,625,941	86,569,610

150

	Purchases	Sales
FTSE RAFI Emerging Markets ETF	$463,980,801	$364,488,982
Global Clean Energy ETF	28,737,604	29,260,045
Global Water ETF	57,198,804	56,904,157
International BuyBack Achievers™ ETF	178,887,863	184,896,805
MSCI Global Timber ETF	27,729,829	30,386,244
S&P Global Dividend Opportunities Index ETF	20,270,056	20,210,625
S&P Global Water Index ETF	79,534,525	76,716,924
S&P International Developed Quality ETF	19,290,442	19,151,055

For the fiscal year ended October 31, 2019, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
China Real Estate ETF	$18,919,566	$4,959,928
China Small Cap ETF	-	7,498,270
China Technology ETF	160,413,000	129,263,977
DWA Developed Markets Momentum ETF	88,508,868	155,458,381
DWA Emerging Markets Momentum ETF	3,971,826	31,870,826
Frontier Markets ETF	1,308,404	683,231
FTSE RAFI Developed Markets ex-U.S. ETF	185,098,506	254,748,597
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	64,160,060	45,898,544
FTSE RAFI Emerging Markets ETF	115,101,044	121,604,961
Global Clean Energy ETF	-	6,283,752
Global Water ETF	17,053,005	22,515,756
International BuyBack Achievers™ ETF	36,026,283	135,799,869
MSCI Global Timber ETF	3,685,666	35,402,143
S&P Global Dividend Opportunities Index ETF	10,297,415	14,785,805
S&P Global Water Index ETF	106,501,724	22,958,389
S&P International Developed Quality ETF	19,660,790	9,632,224

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
China Real Estate ETF	$3,042,096	$(8,134,814)	$(5,092,718)	$58,028,375
China Small Cap ETF	9,322,494	(22,079,384)	(12,756,890)	74,451,469
China Technology ETF	53,453,324	(57,312,693)	(3,859,369)	542,036,568
DWA Developed Markets Momentum ETF	22,533,976	(3,740,952)	18,793,024	163,512,421
DWA Emerging Markets Momentum ETF	30,293,261	(3,476,635)	26,816,626	141,901,664
Frontier Markets ETF	8,211,536	(5,160,302)	3,051,234	55,212,655
FTSE RAFI Developed Markets ex-U.S. ETF	141,165,417	(148,674,550)	(7,509,133)	1,273,702,558
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	40,017,768	(37,070,870)	2,946,898	345,308,254
FTSE RAFI Emerging Markets ETF	184,317,774	(159,826,344)	24,491,430	1,254,496,768
Global Clean Energy ETF	11,168,971	(4,211,384)	6,957,587	51,885,550
Global Water ETF	44,656,991	(1,787,601)	42,869,390	155,117,749
International BuyBack Achievers™ ETF	8,626,432	(7,569,746)	1,056,686	150,996,457
MSCI Global Timber ETF	22,763,476	(10,965,193)	11,798,283	124,772,286
S&P Global Dividend Opportunities Index ETF	1,908,268	(510,260)	1,398,008	30,369,462
S&P Global Water Index ETF	186,346,356	(16,906,262)	169,440,094	580,038,684
S&P International Developed Quality ETF	4,593,136	(1,086,691)	3,506,445	44,887,984

151

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions, foreign currency transactions, passive foreign investments companies and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2019, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
China Real Estate ETF	$46,717	$(609,411)	$562,694
China Small Cap ETF	56,347	(609,516)	553,169
China Technology ETF	1,586,416	(10,475,933)	8,889,517
DWA Developed Markets Momentum ETF	(31,695)	(9,123,845)	9,155,540
DWA Emerging Markets Momentum ETF	(148,578)	16,187,649	(16,039,071)
Frontier Markets ETF	31,702	(211,925)	180,223
FTSE RAFI Developed Markets ex-U.S. ETF	998,826	(44,061,355)	43,062,529
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	851,996	(11,755,572)	10,903,576
FTSE RAFI Emerging Markets ETF	(973,899)	(18,958,116)	19,932,015
Global Clean Energy ETF	(81,112)	29,569,142	(29,488,030)
Global Water ETF	(13,357)	(2,415,861)	2,429,218
International BuyBack Achievers™ ETF	87,058	2,286,152	(2,373,210)
MSCI Global Timber ETF	(24,500)	(3,552,937)	3,577,437
S&P Global Dividend Opportunities Index ETF	41,424	(1,593,590)	1,552,166
S&P Global Water Index ETF	(93,421)	(8,092,500)	8,185,921
S&P International Developed Quality ETF	4,908	1,251,976	(1,256,884)

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the following Funds’ unitary management fee, pays for such compensation for China Technology ETF, DWA Developed Markets Momentum ETF, DWA Emerging Markets Momentum ETF, FTSE RAFI Developed Markets ex-U.S. ETF, FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, FTSE RAFI Emerging Markets ETF, Global Clean Energy ETF, Global Water ETF, International BuyBack Achievers™ ETF, and S&P International Developed Quality ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares, except for S&P Global Dividend Opportunities Index ETF and S&P Global Water Index ETF, which are issued and redeemed in Creation Units of 80,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

152

NOTE 10–Subsequent Event

At a meeting held on December 12, 2019, the Board of Trustees of the Trust approved the termination and winding down of China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF and S&P Global Dividend Opportunities Index ETF, with the liquidation payment to shareholders expected to take place on or about February 26, 2020. Investors, who have elected not to sell their shares before market close on February 13, 2020 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about February 26, 2020.

153

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of each of the sixteen Funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (sixteen of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund
Invesco China Real Estate ETF (1)	Guggenheim China Real Estate ETF
Invesco China Small Cap ETF (1)	Guggenheim China Small Cap ETF
Invesco China Technology ETF (3)	Guggenheim China Technology ETF
Invesco DWA Developed Markets Momentum ETF (2)	-
Invesco DWA Emerging Markets Momentum ETF (2)	-
Invesco Frontier Markets ETF (1)	Guggenheim Frontier Markets ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF (2)	-
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (2)	-
Invesco FTSE RAFI Emerging Markets ETF (2)	-
Invesco Global Clean Energy ETF (2)	-
Invesco Global Water ETF (2)	-
Invesco International BuyBack Achievers ETF (2)	-
Invesco MSCI Global Timber ETF (1)	Guggenheim MSCI Global Timber ETF
Invesco S&P Global Dividend Opportunities Index ETF (1)	Guggenheim S&P Global Dividend Opportunities Index ETF
Invesco S&P Global Water Index ETF (3)	Guggenheim S&P Global Water Index
Invesco S&P International Developed Quality ETF (2)	-

(1) Statements of changes in net assets and the financial highlights for the year ended October 31, 2019, for the period June 1, 2018 through October 31, 2018 and for the year ended May 31, 2018

(2) Statements of changes in net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019

(3) Statements of changes in net assets and the financial highlights for the year ended October 31, 2019, for the period September 1, 2018 through October 31, 2018 and for the year ended August 31, 2018

The financial statements of the Predecessor Funds listed in the table above (except for Guggenheim China Technology ETF and Guggenheim S&P Global Water Index ETF) as of and for the year ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 31, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements of Invesco China Technology ETF (Predecessor Fund Guggenheim China Technology ETF) and Invesco S&P Global Water Index ETF (Guggenheim S&P Global Water Index ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the financial

154

Report of Independent Registered Public Accounting Firm–(continued)

highlights) were audited by other auditors whose report dated October 30, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Subsequent Event

As discussed in Note 10 to the financial statements, on December 12, 2019, the Board of Trustees approved a plan of liquidation for the Invesco China Real Estate ETF, Invesco China Small Cap ETF, Invesco Frontier Markets ETF and Invesco S&P Global Dividend Opportunities Index ETF.
/s/PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

155

Calculating your ongoing Fund expenses

Example

As a shareholder of Invesco China Real Estate ETF, Invesco China Small Cap ETF, Invesco Frontier Markets ETF, Invesco MSCI Global Timber ETF, Invesco S&P Global Dividend Opportunities Index ETF and Invesco S&P Global Water Index ETF, you incur advisory fees and other Fund expenses. As a shareholder of the Invesco China Technology ETF, Invesco DWA Developed Markets Momentum ETF, Invesco DWA Emerging Markets Momentum ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF, Invesco Global Clean Energy ETF, Invesco Global Water ETF, Invesco International BuyBack Achievers™ ETF and Invesco S&P International Developed Quality ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

In addition to the fees and expenses which the Invesco FTSE RAFI Emerging Markets ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly are included in the Portfolio total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco China Real Estate ETF (TAO)
Actual	$1,000.00	$896.20	0.72%	$3.44
Hypothetical (5% return before expenses)	1,000.00	1,021.58	0.72	3.67
Invesco China Small Cap ETF (HAO)
Actual	1,000.00	919.40	0.76	3.68
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.76	3.87

156

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco China Technology ETF (CQQQ)
Actual	$1,000.00	$936.80	0.70%	$3.42
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70	3.57
Invesco DWA Developed Markets Momentum ETF (PIZ)
Actual	1,000.00	1,026.90	0.80	4.09
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80	4.08
Invesco DWA Emerging Markets Momentum ETF (PIE)
Actual	1,000.00	1,087.40	0.91	4.79
Hypothetical (5% return before expenses)	1,000.00	1,020.62	0.91	4.63
Invesco Frontier Markets ETF (FRN)
Actual	1,000.00	1,013.10	0.71	3.60
Hypothetical (5% return before expenses)	1,000.00	1,021.63	0.71	3.62
Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)
Actual	1,000.00	1,010.70	0.45	2.28
Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)
Actual	1,000.00	1,021.80	0.49	2.50
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50
Invesco FTSE RAFI Emerging Markets ETF (PXH)
Actual	1,000.00	993.40	0.49	2.46
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50
Invesco Global Clean Energy ETF (PBD)
Actual	1,000.00	1,028.90	0.77	3.94
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.77	3.92
Invesco Global Water ETF (PIO)
Actual	1,000.00	1,059.00	0.75	3.89
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82
Invesco International BuyBack Achievers™ ETF (IPKW)
Actual	1,000.00	996.80	0.56	2.82
Hypothetical (5% return before expenses)	1,000.00	1,022.38	0.56	2.85
Invesco MSCI Global Timber ETF (CUT)
Actual	1,000.00	1,002.20	0.56	2.83
Hypothetical (5% return before expenses)	1,000.00	1,022.38	0.56	2.85
Invesco S&P Global Dividend Opportunities Index ETF (LVL)
Actual	1,000.00	1,055.90	0.66	3.42
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.66	3.36
Invesco S&P Global Water Index ETF (CGW)
Actual	1,000.00	1,087.70	0.59	3.10
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.59	3.01
Invesco S&P International Developed Quality ETF (IDHQ)
Actual	1,000.00	1,061.00	0.31	1.61
Hypothetical (5% return before expenses)	1,000.00	1,023.64	0.31	1.58

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

157

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends- Received Deduction*
Invesco China Real Estate ETF	0%	6%	0%
Invesco China Small Cap ETF	0%	35%	0%
Invesco China Technology ETF	0%	60%	0%
Invesco DWA Developed Markets Momentum ETF	0%	87%	0%
Invesco DWA Emerging Markets Momentum ETF	0%	69%	0%
Invesco Frontier Markets ETF	0%	72%	0%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	0%	88%	0%
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	0%	78%	0%
Invesco FTSE RAFI Emerging Markets ETF	0%	78%	0%
Invesco Global Clean Energy ETF	0%	48%	2%
Invesco Global Water ETF	0%	99%	24%
Invesco International BuyBack Achievers™ ETF	0%	91%	0%
Invesco MSCI Global Timber ETF	0%	95%	39%
Invesco S&P Global Dividend Opportunities Index ETF	7%	83%	26%
Invesco S&P Global Water Index ETF	0%	91%	18%
Invesco S&P International Developed Quality ETF	0%	90%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Source Income	Foreign Taxes Paid
Invesco China Real Estate ETF	$-	$-
Invesco China Small Cap ETF	0.8236	0.0323
Invesco China Technology ETF	-	-
Invesco DWA Developed Markets Momentum ETF	0.6301	0.0553
Invesco DWA Emerging Markets Momentum ETF	0.6012	0.0433
Invesco Frontier Markets ETF	0.6441	0.0428
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	1.9396	0.1717
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	0.8892	0.0807
Invesco FTSE RAFI Emerging Markets ETF	0.8912	0.0847
Invesco Global Clean Energy ETF	-	-
Invesco Global Water ETF	-	-
Invesco International BuyBack Achievers™ ETF	1.2864	0.1238
Invesco MSCI Global Timber ETF	0.7088	0.0503
Invesco S&P Global Dividend Opportunities Index ETF	0.3584	0.0320
Invesco S&P Global Water Index ETF	0.0156	0.5921
Invesco S&P International Developed Quality ETF	0.5350	0.0517

158

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Exchange-Traded Fund Trust II was held on August 19, 2019. The Meeting was held for the following purpose:

(1).	To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1).	Ronn R. Bagge	1,512,443,677.35	33,012,849.80
	Todd J. Barre	1,524,592,795.07	20,863,732.08
	Kevin M. Carome	1,522,436,691.04	23,019,836.11
	Edmund P. Giambastiani, Jr.	1,519,831,527.21	25,624,999.94
	Victoria J. Herget	1,524,877,948.56	20,578,578.59
	Marc M. Kole	1,504,247,741.10	41,208,786.05
	Yung Bong Lim	1,524,207,613.63	21,248,913.52
	Joanne Pace	1,517,347,361.29	28,109,165.86
	Gary R. Wicker	1,515,919,139.19	29,537,387.96
	Donald H. Wilson	1,501,758,651.59	43,697,875.56

159

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO, Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

160

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			(2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

161

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994- 1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

162

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member, Morgan Stanley Children’s Hospital (2012- Present); formerly, Trustee, certain funds in the Oppenheimer

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

163

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

164

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

165

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex over seen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.

166

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Principal Financial & Accounting Officer-Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

167

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Director, Invesco Canada Holdings Inc. (2002-2019);Manager, Invesco Specialized Products, LLC (2018-2019); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

168

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

169

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-8	invesco.com/ETFs

Invesco Annual Report to Shareholders

October 31, 2019

PCY	Invesco Emerging Markets Sovereign Debt ETF

PGHY	Invesco Global Short Term High Yield Bond ETF

PICB	Invesco International Corporate Bond ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year began with noticeable market volatility in the final few months of 2018, which continued through year-end, as US equity markets suffered a sharp sell-off due to ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Oil prices plummeted from near $64 per barrel in early November 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to more defensive areas of the markets, such as health care, utilities and US Treasuries. After raising interest rates in September 2018, the US Federal Reserve (the Fed) raised interest rates one time during the fiscal year: in December 2018.2

Following a sharp sell-off during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019. This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

In October 2019, optimism that phase one of a US-China trade deal would be completed, a delay in the Brexit agreement until January 2020 and better-than-expected third-quarter corporate earnings results, helped send risk assets higher. During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak. Despite increased market volatility, most US-based equity indexes produced modest to strong returns for the fiscal year.

[1]	Source: Bloomberg
[2]	Source: US Federal Reserve

Fixed Income

Throughout the fiscal year, US economic data remained supportive of continued economic expansion as 2019 3rd quarter GDP grew 1.9%. The US economy continued to add jobs, pushing the unemployment rate to 3.6% at the close of the fiscal year, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) lowered the federal funds target rate from a range of 2.00% to 2.25% at the start of the reporting period to a range of 1.50% to 1.75% at the close of the reporting period. This was accomplished with one 0.25% rate hike December, followed by three 0.25% rate cuts in July, September, and October 2019.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal inflation, and the lingering unknown of Brexit—the decision by UK voters to leave the European Union. These headwinds, coupled with continued low US inflation, could encourage further Fed rate cuts in the near-term. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

The 10-year US Treasury yield continued to move upward at the start of the fiscal year and spiked in November 2018 due to continued strength of the global economy, increased risk of inflation and the high probability of additional Fed rate hikes throughout the fiscal year. However, elevated volatiltiy levels in December led to a severe risk-off tone in the markets driving US Treasury yields lower. Throughout the remainder of the fiscal year US Treasury yields continued to decline as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. The 10-year US Treasury yield ended the reporting period at 1.69%, 145 basis points lower than at the beginning of the fiscal year.3 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 11.51% for the fiscal year. Strong performance for the index was largely attributable to the sharp decline in US Treasury yields. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index—government-related, corporate, securitized and treasury—posted positive returns for the fiscal year. Out-of-index exposure, such as high yield and US dollar-denominated emerging market (EM) corporate debt, provided gains despite concerns over global growth, a volatile geopolitical environment and a series of juxtaposed Fed actions. Helping to support returns in high yield and US dollar-denominated EM corporate debt were very accommodative central bank policies.

[1]	Bureau of Labor Statistics
[2]	US Federal Reserve
[3]	US Treasury Department

3

The Market Environment (continued)

Global Equity

The fiscal year began with global equity markets, particularly the US, declining sharply at the end of 2018 amid rising interest rates, a flattening US Treasury yield curve, signaling a possible recession, and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US and China trade issues, potential for new tariffs and slowing global economic growth. Global equity markets, particularly China, declined sharply in May 2019, ending a four-month rally. Trade and tariff issues, which were not limited to the US and China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies. Following better performance in June, most global equity markets managed modest positive returns for the second quarter of 2019, with developed markets generally outperforming emerging markets. China was an exception, declining during the second quarter.

Weakening global economic data and the ongoing US and China trade conflict contributed to higher market volatility in the third quarter of 2019. During the third quarter, data released showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019 as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold. In September 2019, both the US Federal Reserve and European Central Bank cut interest rates, providing a measure of support for risk assets. Growing optimism about a potential trade deal between the US and China also boosted equities in September. However, except for the US and Japan, performance in most regions declined during the third quarter. Uncertainty about the UK’s withdrawal from the European Union continued to weigh on UK and European equities, while political and trade issues affected areas of Latin America and Asia.

Global equity markets gained in October 2019 amid several positive catalysts, including a US interest rate cut, optimism surrounding US and China trade negotiations, and a raft of upbeat corporate results. The UK equity market provided a flat return during October and while domestic politics continued to dominate the region, European markets made modest gains. October was also a positive month for emerging equity markets with all regions recording gains. Despite increased market volatility, global equity indexes, in both developed and emerging markets, ended the fiscal year in positive territory.

4

PCY	Manager’s Analysis
Invesco Emerging Markets Sovereign Debt ETF (PCY)

As an index fund, the Invesco Emerging Markets Sovereign Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the DBIQ Emerging Market USD Liquid Balanced Index (the “Index”). The Fund generally will invest 80% of its total assets in U.S. dollar denominated government bonds from emerging market countries that comprise the Index. The Index measures potential returns of a theoretical portfolio of liquid emerging market U.S. dollar-denominated government bonds.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects one to three securities from each eligible emerging market country as determined by the Index Provider that (i) are denominated in U.S. dollars, (ii) are sovereign bonds, (iii) have at least three years to maturity, (iv) have an outstanding float of at least $500 million or greater, and (v) have a fixed coupon. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek its investment objective.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 17.28%. On a net asset value (“NAV”) basis, the Fund returned 16.91%. During the same time period, the Index returned 17.60%. During the fiscal year, the Fund mostly replicated the components of the Index; the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses as well as trading costs incurred by the Fund during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 13.69%. The Benchmark Index is an unmanaged index weighted by country, which limits weights of countries with higher debt outstanding, reallocating this excess to countries with lower debt outstanding, based on the average performance of approximately 760 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

Relative to the Benchmark Index, the Fund was most overweight in the country of Trinidad and most underweight in the country of Uruguay during the fiscal year ended October 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s higher allocation to the country of Bahrain, followed by security selection in the countries of Saudi Arabia and the United Arab Emirates.

For the fiscal year ended October 31, 2019, the country of Bahrain contributed most significantly to the Fund’s return, followed by the country of the United Arab Emirates and the country of Croatia, respectively. The country of Venezuela detracted most significantly from the Fund’s return, followed by the country of Argentina and the country of Costa Rica, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019, included Peruvian Government International Bond, 5.625% coupon, due 11/18/2050 (portfolio average weight of 0.96%), and Bahrain Government International Bond, 7.50% coupon, due 09/20/2047 (portfolio average weight of 0.88%). Positions that detracted most significantly from the Fund’s return during this period included Argentine Government International Bond, 7.50% coupon, due 04/22/2026 (portfolio average weight of 0.38%) and Argentine Government International Bond, 4.625% coupon, due 01/11/2023 (portfolio average weight of 0.38%).

5

Invesco Emerging Markets Sovereign Debt ETF (PCY) (continued)

Country Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Qatar	2.78
Mexico	2.77
Russia	2.75
Colombia	2.75
Saudi Arabia	2.73
Ukraine	2.70
Romania	2.69
Brazil	2.68
Kazakhstan	2.67
Indonesia	2.67
Peru	2.66
United Arab Emirates	2.66
China	2.66
Chile	2.64
Bahrain	2.61
Dominican Republic	2.59
Paraguay	2.59
Philippines	2.57
Trinidad	2.56
El Salvador	2.53
Hungary	2.53
Jordan	2.53
Panama	2.51
Poland	2.51
Kenya	2.48
Egypt	2.48
Oman	2.47
Croatia	2.47
South Africa	2.47
Sri Lanka	2.45
Pakistan	2.43
Turkey	2.43
Costa Rica	2.42
Nigeria	2.41
Mongolia	2.35
Angola	2.35
Ecuador	2.21
Lebanon	1.53
Slovenia	1.24
Argentina	1.13
Money Market Funds Plus Other Assets Less Liabilities	1.34

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Chile Government International Bond, 3.86%, 06/21/2047	1.35
Trinidad & Tobago Government International Bond, 4.50%, 08/04/2026	1.29
Chile Government International Bond, 3.13%, 01/21/2026	1.29
Trinidad & Tobago Government International Bond, 4.38%, 01/16/2024	1.27
Croatia Government International Bond, 6.00%, 01/26/2024	1.25
Slovenia Government International Bond, 5.25%, 02/18/2024	1.24
Croatia Government International Bond, 5.50%, 04/04/2023	1.22
Peruvian Government International Bond, 5.63%, 11/18/2050	0.96
Russian Foreign Bond—Eurobond, 5.25%, 06/23/2047	0.95
China Government International Bond, 4.00%, 10/19/2048	0.95
Total	11.77

*	Excluding money market fund holdings.

6

Invesco Emerging Markets Sovereign Debt ETF (PCY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
DBIQ Emerging Market USD Liquid Balanced Index	17.60%	4.79%	15.07%	5.81%	32.64%	7.36%	103.41%	7.62%	142.24%
JP Morgan Emerging Market Bond Global Index	13.69	4.48	14.04	4.83	26.61	6.54	88.37	6.58	115.68
Fund
NAV Return	16.91	4.19	13.11	5.19	28.81	6.57	88.94	6.62	116.67
Market Price Return	17.28	4.34	13.59	5.17	28.67	6.45	86.92	6.57	115.29

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

PGHY	Manager’s Analysis
Invesco Global Short Term High Yield Bond ETF (PGHY)

As an index fund, the Invesco Global Short Term High Yield Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the DB Global Short Maturity High Yield Bond Index (the “Index”). The Fund generally invests at least 80% of its total assets in U.S. and foreign short-term, non-investment grade bonds that comprise the Index, all of which are denominated in U.S. dollars.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects such bonds issued by corporations, as well as sovereign, sub-sovereign or quasi-government entities, from a universe of eligible securities for inclusion in the Index that (i) are denominated in U.S. dollars; (ii) are rated below “investment grade” (i.e., have a “composite rating” from DB of no greater than “BB+”); (iii) have not been marked as defaulted by any rating agency; (iv) have three years or less to maturity; (v) have a minimum amount outstanding of at least $250 million; and (vi) have a fixed coupon.

Eligible bonds must be rated by at least one of S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch Ratings Inc. DB converts all available ratings for each bond into a numerical score, and then calculates an average score for each bond from those available ratings that corresponds to DB’s “composite rating” system. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 4.36%. On a net asset value (“NAV”) basis, the Fund returned 3.90%. During the same time period, the Index returned 4.64%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, as well as the Fund’s utilization of a sampling methodology.

During this same time period, ICE BofAML 0-5 Year U.S. High Yield Constrained Index (the “Benchmark Index”) returned 4.99%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 850 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated short-term high yield corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the communication services sector during the fiscal year ended October 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection in the communication services and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019, included Hexion Holdings Corp., 6.625% coupon, due 04/15/2020, a materials company (no longer held at fiscal year-end) and Nine West Holdings Inc., 8.25% coupon, due 12/31/2049, a consumer discretionary company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Hexion Holdings Corp., a materials company (no longer held at fiscal year-end) and Nine West Holdings Inc., 8.25% coupon, due 12/31/2049, a consumer discretionary company (different security issued by the same company, no longer held at fiscal year-end) (portfolio average weight of 0.03%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Financials	23.75
Consumer Discretionary	12.04
Sovereign Debt	10.91
Energy	8.89
Industrials	7.72
Materials	7.43
Communication Services	6.41
Information Technology	4.08
Real Estate	3.86
Health Care	3.09
Sector Types Each Less Than 3%	4.47
Money Market Funds Plus Other Assets Less Liabilities	7.35

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Studio City Co. Ltd., 5.88%, 11/30/2019	0.35
Teva Pharmaceutical Industries Ltd., 2.25%, 03/18/2020	0.35
Sri Lanka Government International Bond, 5.75%, 01/18/2022	0.34
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	0.33
Global Ports Finance PLC, 6.87%, 01/25/2022	0.33
Guitar Center, Inc., 9.50%, 10/15/2021	0.32
Bahrain Government International Bond, 5.88%, 01/26/2021	0.32
Navient Corp., 5.00%, 10/26/2020	0.31
Xerox Corp., 3.50%, 08/20/2020	0.31
Export Credit Bank of Turkey, 5.38%, 02/08/2021	0.31
Total	3.27

*	Excluding money market fund holdings.

8

Invesco Global Short Term High Yield Bond ETF (PGHY) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
DB Global Short Maturity High Yield Bond Index	4.64%	4.22%	13.19%	5.74%	32.21%	5.51%	40.70%
ICE BofAML 0-5 Year U.S. High Yield Constrained Index	4.99	5.41	17.11	4.57	25.06	4.90	35.60
Fund
NAV Return	3.90	3.55	11.04	4.31	23.52	4.04	28.67
Market Price Return	4.36	3.43	10.65	4.38	23.88	4.07	28.92

Fund Inception: June 20, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

PICB	Manager’s Analysis
Invesco International Corporate Bond ETF (PICB)

As an index fund, the Invesco International Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P International Corporate Bond Index® (the “Index”). The Fund generally will invest at least 80% of its total assets in investment grade corporate bonds that comprise the Index.

The Index measures the performance of investment grade corporate bonds issued in the following currencies of Group of Ten (“G10”) countries, excluding the U.S. Dollar (USD): Australian Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), Swedish Krona (SEK) and Swiss Franc (CHF). S&P Dow Jones Indices LLC, the Index Provider, constructs the Index from investment grade corporate bonds denominated in the currencies noted above. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 7.77%. On a net asset value (“NAV”) basis, the Fund returned 8.12%. During the same time period, the Index returned 7.82%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to positive effects of the Fund’s sampling methodology, partially offset by fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Barclays Pan- European Aggregate Index (the “Benchmark Index”) returned 7.36%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad-based representation of the non-U.S. dollar corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in sovereign debt during the fiscal year ended October 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s larger allocation to the utilities sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019, included GDF Suez, 5.00% coupon, due 10/01/2060, a utilities company (no longer held at fiscal year-end) (portfolio average weight of 0.61%), and Electricite de France, SA 6.00% coupon, due 01/23/2114, a utilities company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Electricite de France, SA 3.875% coupon, due 01/18/2022, a utilities company (no longer held at fiscal year-end), and Cooperatieve Rabobank UA, 4.00% coupon, due 01/11/2022, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Financials	48.33
Utilities	12.43
Communication Services	10.61
Consumer Discretionary	6.85
Consumer Staples	5.90
Health Care	4.56
Energy	4.33
Industrials	3.00
Sector Types Each Less Than 3%	2.78
Other Assets Less Liabilities	1.21

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2019
Security
Enel Finance International N.V., 5.75%, 09/14/2040	0.77
Bank of Montreal, 3.19%, 03/01/2028	0.65
ENGIE S.A., 5.00%, 10/01/2060	0.61
Vattenfall AB, 6.88%, 04/15/2039	0.60
E.ON International Finance B.V., 5.88%, 10/30/2037	0.60
Lloyds Bank PLC, 6.50%, 09/17/2040	0.59
GlaxoSmithKline Capital PLC, 6.38%, 03/09/2039	0.58
Credit Agricole S.A., 2.63%, 03/17/2027	0.56
Bank of Montreal, 2.89%, 06/20/2023	0.56
GlaxoSmithKline Capital PLC, 5.25%, 04/10/2042	0.54
Total	6.06

10

Invesco International Corporate Bond ETF (PICB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P International Corporate Bond Index® (Net)	7.82%	3.91%	12.20%	0.46%	2.31%	3.29%	35.56%
Bloomberg Barclays Pan-European Aggregate Index	7.36	3.52	10.93	0.61	3.10	3.36	36.46
Fund
NAV Return	8.12	4.06	12.68	0.53	2.70	3.40	36.91
Market Price Return	7.77	4.00	12.49	0.45	2.27	3.27	35.34

Fund Inception: June 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

11

Invesco Emerging Markets Sovereign Debt ETF (PCY)

October 31, 2019

Schedule of Investments

	Principal
	Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.66%
Angola-2.35%
Angolan Government International Bond
9.50%, 11/12/2025(a)	$24,218,000	$27,351,083
8.25%, 05/09/2028(a)	26,830,000	28,091,949
9.38%, 05/08/2048(a)	26,050,000	27,615,605

		83,058,637

Argentina-1.13%
Argentine Republic Government International Bond
4.63%, 01/11/2023	32,600,000	13,203,326
7.50%, 04/22/2026	31,560,000	13,539,556
6.88%, 01/26/2027	33,430,000	13,288,759

		40,031,641

Bahrain-2.61%
Bahrain Government International Bond
6.75%, 09/20/2029(a)	26,525,000	30,304,282
6.00%, 09/19/2044(a)	30,470,000	30,750,324
7.50%, 09/20/2047(a)	26,472,000	31,071,510

		92,126,116

Brazil-2.68%
Brazilian Government International Bond
8.25%, 01/20/2034	22,139,000	30,690,410
5.63%, 01/07/2041	28,020,000	31,452,730
5.63%, 02/21/2047	28,800,000	32,475,888

		94,619,028

Chile-2.64%
Chile Government International Bond
3.13%, 01/21/2026	43,177,000	45,481,572
3.86%, 06/21/2047	41,682,000	47,872,194

		93,353,766

China-2.66%
China Government International Bond
2.63%, 11/02/2027(a)	29,410,000	30,383,762
3.50%, 10/19/2028(a)	27,340,000	30,186,622
4.00%, 10/19/2048(a)	27,800,000	33,384,791

		93,955,175

Colombia-2.75%
Colombia Government International Bond
7.38%, 09/18/2037	22,125,000	31,417,721
6.13%, 01/18/2041	25,101,000	32,625,276
5.63%, 02/26/2044	26,733,000	33,149,187

		97,192,184

Costa Rica-2.42%
Costa Rica Government International Bond
5.63%, 04/30/2043(a)	32,553,000	28,288,882
7.00%, 04/04/2044(a)	28,889,000	28,600,399
7.16%, 03/12/2045(a)	28,625,000	28,589,505

		85,478,786

	Principal
	Amount	Value
Croatia-2.47%
Croatia Government International Bond
5.50%, 04/04/2023(a)	$39,105,000	$43,272,107
6.00%, 01/26/2024(a)	38,281,000	44,078,007

		87,350,114

Dominican Republic-2.59%
Dominican Republic International Bond
7.45%, 04/30/2044(a)	25,130,000	30,187,664
6.85%, 01/27/2045(a)	27,024,000	30,537,390
6.50%, 02/15/2048(a)	28,300,000	30,953,408

		91,678,462

Ecuador-2.21%
Ecuador Government International Bond
9.65%, 12/13/2026(a)	26,644,000	26,311,216
9.63%, 06/02/2027(a)	26,642,000	25,959,565
8.88%, 10/23/2027(a)	27,478,000	25,681,626

		77,952,407

Egypt-2.48%
Egypt Government International Bond
8.50%, 01/31/2047(a)	27,663,000	29,194,867
7.90%, 02/21/2048(a)	29,106,000	29,250,773
8.70%, 03/01/2049(a)	27,192,000	29,217,396

		87,663,036

El Salvador-2.53%
El Salvador Government International Bond
8.25%, 04/10/2032(a)	25,779,000	29,775,003
7.65%, 06/15/2035(a)	27,180,000	29,660,447
7.63%, 02/01/2041(a)	27,672,000	30,128,166

		89,563,616

Hungary-2.53%
Hungary Government International Bond
5.75%, 11/22/2023	25,511,500	28,871,518
5.38%, 03/25/2024	25,564,000	28,808,148
7.63%, 03/29/2041	19,253,000	31,714,061

		89,393,727

Indonesia-2.67%
Indonesia Government International Bond
8.50%, 10/12/2035(a)	19,853,000	31,071,561
6.63%, 02/17/2037(a)	23,576,000	31,715,405
7.75%, 01/17/2038(a)	21,127,000	31,533,862

		94,320,828

Jordan-2.53%
Jordan Government International Bond
6.13%, 01/29/2026(a)	27,971,000	29,596,059
5.75%, 01/31/2027(a)	28,824,000	29,877,950
7.38%, 10/10/2047(a)	28,159,000	29,787,998

		89,262,007

Kazakhstan-2.67%
Kazakhstan Government International Bond
5.13%, 07/21/2025(a)	26,354,000	29,931,055

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco Emerging Markets Sovereign Debt ETF (PCY)–(continued)

October 31, 2019

	Principal
	Amount	Value
Kazakhstan-(continued)
4.88%, 10/14/2044(a)	$26,415,000	$32,155,640
6.50%, 07/21/2045(a)	22,198,000	32,295,515

		94,382,210

Kenya-2.48%
Kenya Government International Bond
6.88%, 06/24/2024(a)	27,100,000	28,850,877
7.25%, 02/28/2028(a)	27,813,000	29,432,023
8.25%, 02/28/2048(a)	28,090,000	29,537,955

		87,820,855

Lebanon-1.53%
Lebanon Government International Bond
6.10%, 10/04/2022(a)	29,430,000	17,626,510
6.40%, 05/26/2023	31,210,000	18,485,683
6.65%, 04/22/2024(a)	31,644,000	18,124,101

		54,236,294

Mexico-2.77%
Mexico Government International Bond
4.60%, 01/23/2046	30,615,750	32,736,197
5.75%, 10/12/2110	28,097,000	32,677,092
Series A, 6.05%, 01/11/2040	25,435,000	32,556,800

		97,970,089

Mongolia-2.35%
Mongolia Government International Bond
5.13%, 12/05/2022(a)	27,590,000	28,016,594
5.63%, 05/01/2023(a)	27,300,000	27,968,052
8.75%, 03/09/2024(a)	24,100,000	27,256,114

		83,240,760

Nigeria-2.41%
Nigeria Government International Bond
7.70%, 02/23/2038(a)	28,840,000	28,938,056
7.63%, 11/28/2047(a)	28,595,000	27,987,642
9.25%, 01/21/2049(a)	25,360,000	28,149,600

		85,075,298

Oman-2.47%
Oman Government International Bond
5.63%, 01/17/2028(a)	29,782,000	29,543,000
6.50%, 03/08/2047(a)	30,901,000	28,699,304
6.75%, 01/17/2048(a)	31,056,000	29,228,354

		87,470,658

Pakistan-2.43%
Pakistan Government International Bond
8.25%, 04/15/2024(a)	26,146,000	28,551,955
8.25%, 09/30/2025(a)	26,064,000	28,518,004
6.88%, 12/05/2027(a)	28,864,000	28,941,702

		86,011,661

Panama-2.51%
Panama Government International Bond
7.13%, 01/29/2026	23,468,500	29,511,873
8.88%, 09/30/2027	20,503,500	29,397,098
3.88%, 03/17/2028	27,487,000	29,909,567

		88,818,538

	Principal
	Amount	Value
Paraguay-2.59%
Paraguay Government International Bond
5.00%, 04/15/2026(a)	$26,761,000	$29,537,721
6.10%, 08/11/2044(a)	25,695,000	31,316,038
5.60%, 03/13/2048(a)	26,540,000	30,653,966

		91,507,725

Peru-2.66%
Peruvian Government International Bond
2.84%, 06/20/2030(b)	28,820,000	29,785,470
8.75%, 11/21/2033	18,486,500	30,599,964
5.63%, 11/18/2050	23,009,000	33,794,699

		94,180,133

Philippines-2.57%
Philippine Government International Bond
7.75%, 01/14/2031	20,400,000	30,289,514
6.38%, 01/15/2032	22,005,000	29,921,842
6.38%, 10/23/2034	21,708,000	30,710,634

		90,921,990

Poland-2.51%
Republic of Poland Government International Bond
3.00%, 03/17/2023	28,019,000	28,939,844
4.00%, 01/22/2024	27,303,000	29,562,505
3.25%, 04/06/2026	28,222,000	30,136,750

		88,639,099

Qatar-2.78%
Qatar Government International Bond
6.40%, 01/20/2040(a)	22,403,000	32,783,945
5.10%, 04/23/2048(a)	25,826,000	32,987,033
4.82%, 03/14/2049(a)	26,315,000	32,433,501

		98,204,479

Romania-2.69%
Romanian Government International Bond
4.88%, 01/22/2024(a)	26,861,000	29,564,157
6.13%, 01/22/2044(a)	24,952,000	32,517,921
5.13%, 06/15/2048(a)	28,480,000	32,924,332

		95,006,410

Russia-2.75%
Russian Foreign Bond
5.63%, 04/04/2042(a)	25,800,000	31,929,435
5.88%, 09/16/2043(a)	24,800,000	31,700,228
Russian Foreign Bond - Eurobond, 5.25%,
06/23/2047(a)	28,200,000	33,714,228

		97,343,891

Saudi Arabia-2.73%
Saudi Government International Bond
4.50%, 10/26/2046(a)	28,997,000	31,968,322
4.63%, 10/04/2047(a)	28,615,000	32,118,764
5.00%, 04/17/2049(a)	27,388,000	32,512,158

		96,599,244

Slovenia-1.24%
Slovenia Government International Bond,
5.25%, 02/18/2024(a)	38,689,000	43,920,759

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco Emerging Markets Sovereign Debt ETF (PCY)–(continued)

October 31, 2019

	Principal
	Amount	Value
South Africa-2.47%
Republic of South Africa Government International Bond
6.25%, 03/08/2041	$26,625,000	$28,714,397
5.38%, 07/24/2044	30,336,000	29,189,906
6.30%, 06/22/2048	27,619,000	29,334,830

		87,239,133

Sri Lanka-2.45%
Sri Lanka Government International Bond
6.83%, 07/18/2026(a)	28,985,000	29,229,385
7.85%, 03/14/2029(a)	27,210,000	28,226,893
7.55%, 03/28/2030(a)	28,700,000	29,040,711

		86,496,989

Trinidad-2.56%
Trinidad & Tobago Government International Bond
4.38%, 01/16/2024(a)	42,640,000	44,719,126
4.50%, 08/04/2026(a)	43,821,000	45,629,055

		90,348,181

Turkey-2.43%
Turkey Government International Bond
8.00%, 02/14/2034	26,376,000	29,136,090
6.88%, 03/17/2036	28,579,000	28,224,163
7.25%, 03/05/2038	27,657,000	28,469,425

		85,829,678

Ukraine-2.70%
Ukraine Government International Bond
7.75%, 09/01/2026(a)	29,473,000	31,742,097
7.75%, 09/01/2027(a)	29,703,000	32,022,061
9.75%, 11/01/2028(a)	26,700,000	31,830,245

		95,594,403

United Arab Emirates-2.66%
Abu Dhabi Government International Bond
3.13%, 10/11/2027(a)	28,950,000	30,273,739
4.13%, 10/11/2047(a)	28,135,000	32,422,127
Emirate of Dubai Government International
Bonds, 5.25%, 01/30/2043(a)	27,251,000	31,321,509

		94,017,375

Total U.S. Dollar Denominated Bonds & Notes (Cost $3,412,279,755)		3,487,875,382

	Shares	Value
Money Market Funds-0.20%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(c) (Cost $7,086,626)	7,086,626	$7,086,626

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.86% (Cost $3,419,366,381)		3,494,962,008

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)(d)	71,589	71,589
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)(d)	23,853	23,863

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $95,452)		95,452

TOTAL INVESTMENTS IN SECURITIES-98.86% (Cost $3,419,461,833)		3,495,057,460

OTHER ASSETS LESS LIABILITIES-1.14%		40,329,866

NET ASSETS-100.00%		$3,535,387,326

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $2,421,200,693, which represented 68.48% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at October 31, 2019.

(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Global Short Term High Yield Bond ETF (PGHY)

October 31, 2019

Schedule of Investments

	Principal
	Amount	Value
U.S. Dollar Denominated Bonds & Notes-92.49%
Argentina-1.42%
Argentine Republic Government International Bond
6.88%, 04/22/2021	$650,000	$296,569
5.63%, 01/26/2022	600,000	255,000
Banco Hipotecario S.A., 9.75%, 11/30/2020(a)	500,000	377,505
Cia General de Combustibles S.A., 9.50%, 11/07/2021(a)	525,000	409,500
Genneia S.A., 8.75%, 01/20/2022(a)	500,000	340,000
Provincia de Cordoba, 7.13%, 06/10/2021(a)	650,000	490,756
Telecom Argentina S.A., 6.50%, 06/15/2021(a)	676,000	643,890
YPF S.A., 8.50%, 03/23/2021(a)	500,000	458,750

		3,271,970

Australia-0.71%
Barminco Finance Pty Ltd., 6.63%, 05/15/2022(a)	200,000	205,800
Emeco Pty Ltd., Series B, 9.25%, 03/31/2022	669	708
FMG Resources August 2006 Pty Ltd., 4.75%, 05/15/2022(a)	200,000	206,750
Virgin Australia Holdings Ltd.
8.50%, 11/15/2019(a)	600,000	600,366
7.88%, 10/15/2021(a)	600,000	618,000

		1,631,624

Bahrain-1.19%
Bahrain Government International Bond
5.50%, 03/31/2020(a)	600,000	605,814
5.88%, 01/26/2021(a)	700,000	721,287
6.13%, 07/05/2022(a)	200,000	213,766
Batelco International Finance No. 1 Ltd., 4.25%, 05/01/2020(a)	600,000	601,581
BBK BSC, 3.50%, 03/24/2020(a)	600,000	598,149

		2,740,597

Bermuda-0.22%
Teekay Corp., 8.50%, 01/15/2020	500,000	501,250

Brazil-5.43%
B3 S.A. - Brasil, Bolsa, Balcao, 5.50%, 07/16/2020(a)	600,000	612,600
Banco Bradesco S.A., 5.90%, 01/16/2021(a)	600,000	621,594
Banco BTG Pactual S.A., 4.00%, 01/16/2020(a)	700,000	700,350
Banco do Brasil S.A.
6.00%, 01/22/2020(a)	600,000	605,700
5.38%, 01/15/2021(a)	600,000	618,756
Banco do Estado do Rio Grande do Sul S.A., 7.38%, 02/02/2022(a)	500,000	536,880
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/2020(a)	600,000	614,706
Banco Pan S.A., 8.50%, 04/23/2020(a)	600,000	615,456
Banco Safra S.A., 6.75%, 01/27/2021(a)	500,000	522,985

	Principal
	Amount	Value
Brazil-(continued)
Banco Votorantim S.A., 7.38%, 01/21/2020(a)	$575,000	$580,736
Brazilian Government International Bond, 4.88%, 01/22/2021	600,000	619,050
Centrais Eletricas Brasileiras S.A., 5.75%, 10/27/2021(a)	500,000	525,000
CSN Resources S.A., 6.50%, 07/21/2020(a)	600,000	613,500
Eldorado Intl. Finance GmbH, 8.63%, 06/16/2021(a)	500,000	525,025
Globo Comunicacao e Participacoes S.A., 4.88%, 04/11/2022(a)	100,000	104,062
Itau Unibanco Holding S.A.
6.20%, 04/15/2020(a)	600,000	610,065
5.75%, 01/22/2021(a)	600,000	621,000
6.20%, 12/21/2021(a)	500,000	531,755
5.65%, 03/19/2022(a)	200,000	211,861
5.50%, 08/06/2022(a)	200,000	212,244
Petrobras Global Finance B.V.
5.38%, 01/27/2021	600,000	621,750
8.38%, 05/23/2021(b)	600,000	657,000
6.13%, 01/17/2022	600,000	645,600

		12,527,675

Canada-1.75%
Air Canada, 7.75%, 04/15/2021(a)	600,000	645,937
Athabasca Oil Corp., 9.88%, 02/24/2022(a)	600,000	559,500
Baytex Energy Corp., 5.13%, 06/01/2021(a)	650,000	640,250
Bombardier, Inc.
8.75%, 12/01/2021(a)	600,000	637,500
5.75%, 03/15/2022(a)	215,000	211,775
Cascades, Inc., 5.50%, 07/15/2022(a)	150,000	153,000
GFL Environmental, Inc., 5.63%, 05/01/2022(a)	200,000	206,000
Taseko Mines Ltd., 8.75%, 06/15/2022(a)	200,000	177,000
Tervita Corp., 7.63%, 12/01/2021(a)	600,000	594,000
Videotron Ltd., 5.00%, 07/15/2022	210,000	221,813

		4,046,775

Chile-0.27%
LATAM Airlines Group S.A., 7.25%, 06/09/2020(a)	600,000	615,756

China-8.41%
CFLD Cayman Investment Ltd.
6.50%, 12/21/2020(a)	500,000	503,157
9.00%, 07/31/2021(a)	500,000	519,005
Changde Urban Construction and Investment Group Co., Ltd., 3.70%, 12/15/2019(a)	500,000	499,750
China South City Holdings Ltd.
5.75%, 03/09/2020(a)	600,000	581,400
11.88%, 03/27/2021(a)	200,000	190,825
6.75%, 09/13/2021(a)	600,000	509,400
Dr Peng Holding HongKong Ltd., 5.05%, 06/01/2020(a)	500,000	344,250
Easy Tactic Ltd.
8.75%, 01/10/2021(a)	500,000	512,451
7.00%, 04/25/2021(a)	500,000	501,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2019

	Principal
	Amount	Value
China-(continued)
5.75%, 01/13/2022(a)	$700,000	$679,429
9.13%, 07/28/2022(a)	200,000	207,872
ENN Clean Energy International Investment Ltd., 7.50%, 02/27/2021(a)	200,000	208,100
Fortune Star (BVI) Ltd., 5.38%, 12/05/2020(a)	400,000	402,771
Full Dragon (Hong Kong) International Development Ltd., 5.60%, 02/14/2021(a)	500,000	505,250
Gemdale Ever Prosperity Investment Ltd., 6.00%, 09/06/2021(a)	200,000	204,200
Gemstones International Ltd., 8.50%, 08/15/2020(a)	600,000	584,629
Greenland Global Investment Ltd.
4.85%, 08/17/2020(a)	700,000	700,700
5.25%, 02/12/2021(a)	500,000	503,187
Huachen Energy Co., Ltd., 6.63%, 05/18/2020(a)	400,000	220,040
Huayi Finance I Ltd., 4.00%, 12/02/2019(a)	600,000	598,515
Jiangsu Nantong Sanjian International Co., Ltd., 7.80%, 10/26/2020(a)	500,000	347,281
Jiuding Group Finance Co., Ltd., 6.50%, 07/25/2020(a)	500,000	473,470
New Metro Global Ltd.
6.50%, 04/23/2021(a)	500,000	494,510
7.13%, 05/23/2021(a)	500,000	495,000
6.50%, 05/20/2022(a)	200,000	192,148
Oceanwide Holdings International 2017 Co., Ltd., 7.75%, 07/27/2020(a)	700,000	601,318
Oriental Capital Co. Ltd., 5.15%, 11/22/2019(a)	250,000	248,836
Prime Bloom Holdings Ltd., 7.50%, 12/19/2019(a)	600,000	543,713
Qinghai Provincial Investment Group Co., Ltd.
7.25%, 02/22/2020(a)	800,000	474,800
6.40%, 07/10/2021(a)	500,000	232,557
Rock International Investment Inc., 6.63%, 03/27/2020(a)	600,000	461,621
Scenery Journey Ltd.
11.00%, 11/06/2020(a)	600,000	612,706
9.00%, 03/06/2021(a)	200,000	195,357
Shandong Energy Australia Pty. Ltd., 4.55%, 07/26/2020(a)	600,000	600,900
Shangrao City Construction Investment Development Group Co., Ltd., 5.70%, 12/28/2020(a)	200,000	200,300
Shanxi Road & Bridge Construction Group Co., Ltd., 4.85%, 11/04/2019(a)	500,000	500,000
Tahoe Group Global (Co.,) Ltd., 7.88%, 01/17/2021(a)	900,000	671,971
Top Wise Excellence Enterprise Co., Ltd., 6.00%, 03/16/2020(a)(c)	400,000	50,500
Tunghsu Venus Holdings Ltd., 7.00%, 06/12/2020(a)	600,000	404,996
Xin Jiang Guang Hui Industry Investment Group Co. Ltd., 7.88%, 03/30/2020(a)	600,000	554,100
Xinhu BVI Holding Co. Ltd., 6.00%, 03/01/2020(a)	500,000	470,500

	Principal
	Amount	Value
China-(continued)
Yango Justice International Ltd.
7.50%, 11/16/2020(a)	$600,000	$585,900
9.50%, 04/03/2021(a)	200,000	196,354
Yihua Overseas Investment Ltd., 8.50%, 10/23/2020(a)	500,000	275,625
Zhenro Properties Group Ltd., 9.15%, 03/08/2022(a)	200,000	203,798
Zhongrong International Resources Co. Ltd., 7.25%, 10/26/2020(a)	600,000	313,618

		19,378,155

Colombia-0.79%
Avianca Holdings S.A./Avianca Leasing LLC/ Grupo Taca Holdings Ltd., 8.38%, 05/10/2020(a)	600,000	580,500
Banco Davivienda S.A., 5.88%, 07/09/2022(a)	200,000	213,752
Banco GNB Sudameris S.A., 7.50%, 07/30/2022(a)	200,000	216,252
Bancolombia S.A., 6.13%, 07/26/2020	600,000	615,606
Credivalores-Crediservicios SAS, 9.75%, 07/27/2022(a)	200,000	207,002

		1,833,112

Costa Rica-0.71%
Banco Nacional de Costa Rica, 5.88%, 04/25/2021(a)	500,000	506,875
Costa Rica Government International Bond, 10.00%, 08/01/2020(a)	600,000	627,006
Instituto Costarricense de Electricidad, 6.95%, 11/10/2021(a)	500,000	509,380

		1,643,261

Croatia-0.76%
Croatia Government International Bond
6.75%, 11/05/2019(a)	600,000	600,653
6.63%, 07/14/2020(a)	600,000	618,594
6.38%, 03/24/2021(a)	500,000	528,568

		1,747,815

Cyprus-0.08%
4finance S.A., 10.75%, 05/01/2022(a)	200,000	176,852

Ecuador-0.36%
Ecuador Government International Bond
10.50%, 03/24/2020(a)	600,000	609,756
10.75%, 03/28/2022(a)	200,000	212,127

		821,883

Egypt-0.49%
Egypt Government International Bond
5.75%, 04/29/2020(a)	600,000	608,704
6.13%, 01/31/2022(a)	500,000	518,123

		1,126,827

El Salvador-0.48%
Agricola Senior Trust, 6.75%, 06/18/2020(a)	500,000	510,005
El Salvador Government International Bond, 7.38%, 12/01/2019(a)	600,000	600,756

		1,110,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2019

	Principal
	Amount	Value
Finland-0.09%
Nokia Oyj, 3.38%, 06/12/2022	$200,000	$202,750

Georgia-0.55%
Georgia Government International Bond, 6.88%, 04/12/2021(a)	500,000	530,660
Georgian Oil and Gas Corp. JSC, 6.75%, 04/26/2021(a)	500,000	521,236
Georgian Railway JSC, 7.75%, 07/11/2022(a)	200,000	219,228

		1,271,124

Ghana-0.09%
Tullow Oil PLC, 6.25%, 04/15/2022(a)	200,000	202,150

Greece-0.25%
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.38%, 01/15/2022(a)	1,000,000	585,000

Guatemala-0.09%
Guatemala Government Bond, 5.75%, 06/06/2022(a)	200,000	215,102

Honduras-0.23%
Honduras Government International Bond, 8.75%, 12/16/2020(a)	500,000	531,880

India-2.22%
ABJA Investment Co Pte Ltd., 4.85%, 01/31/2020(a)	600,000	601,596
Delhi International Airport Ltd., 6.13%, 02/03/2022(a)	500,000	525,654
IDBI Bank Ltd./GIFT-IFC
4.13%, 04/23/2020(a)	600,000	601,980
4.25%, 11/30/2020(a)	500,000	504,605
JSW Steel Ltd.
4.75%, 11/12/2019(a)	500,000	500,100
5.25%, 04/13/2022(a)	200,000	203,597
Jubilant Pharma Ltd., 4.88%, 10/06/2021(a)	500,000	512,234
Lodha Developers International Ltd., 12.00%, 03/13/2020(a)	500,000	399,000
Reliance Communications Ltd., 6.50%, 11/06/2020(a)(c)	400,000	58,000
Shriram Transport Finance Co. Ltd., 5.70%, 02/27/2022(a)	200,000	201,248
Syndicate Bank, 3.88%, 12/04/2019(a)	500,000	500,365
Tata Motors Ltd., 4.63%, 04/30/2020(a)	500,000	502,251

		5,110,630

Indonesia-1.18%
Alam Synergy Pte. Ltd., 6.63%, 04/24/2022(a)	200,000	177,135
Global Prime Capital Pte. Ltd., 7.25%, 04/26/2021(a)	500,000	517,000
Indika Energy Capital II Pte. Ltd., 6.88%, 04/10/2022(a)	200,000	208,828
Medco Straits Services Pte. Ltd., 8.50%, 08/17/2022(a)	200,000	213,894
PT Bukit Makmur Mandiri Utama, 7.75%, 02/13/2022(a)	500,000	514,746
PT Gajah Tunggal Tbk, 8.38%, 08/10/2022(a)	200,000	168,396

	Principal
	Amount	Value
Indonesia-(continued)
PT Japfa Comfeed Indonesia Tbk, 5.50%, 03/31/2022(a)	$200,000	$203,097
TBG Global Pte. Ltd., 5.25%, 02/10/2022(a)	500,000	508,499
Theta Capital Pte Ltd., 7.00%, 04/11/2022(a)	200,000	201,168

		2,712,763

Israel-1.18%
Teva Pharmaceutical Finance Co. B.V., Series 2, 3.65%, 11/10/2021	650,000	626,502
Teva Pharmaceutical Finance Netherlands III B.V., 2.20%, 07/21/2021	650,000	618,651
Teva Pharmaceutical Industries Ltd.
2.25%, 03/18/2020	800,000	792,000
3.65%, 11/10/2021	700,000	674,625

		2,711,778

Japan-0.09%
SoftBank Group Corp., 5.38%, 07/30/2022(a)	200,000	208,250

Jersey-0.08%
Aston Martin Capital Holdings Ltd., 6.50%, 04/15/2022(a)	200,000	177,027

Jordan-0.22%
Hikma Pharmaceuticals PLC, 4.25%, 04/10/2020(a)	500,000	502,680

Kazakhstan-0.32%
Halyk Savings Bank of Kazakhstan JSC, 7.25%, 01/28/2021(a)	500,000	526,240
KazMunayGas National Co. JSC, 3.88%, 04/19/2022(a)	200,000	205,594

		731,834

Lebanon-1.02%
Lebanon Government International Bond
5.45%, 11/28/2019(a)	500,000	483,427
6.38%, 03/09/2020	600,000	502,149
5.80%, 04/14/2020(a)	500,000	413,544
6.15%, 06/19/2020	500,000	415,000
8.25%, 04/12/2021(a)	600,000	419,277
6.25%, 05/27/2022	200,000	120,000

		2,353,397

Luxembourg-0.09%
Atento Luxco 1 S.A., 6.13%, 08/10/2022(a)	200,000	204,500

Macau-0.64%
Studio City Co. Ltd.
5.88%, 11/30/2019(a)	800,000	803,472
7.25%, 11/30/2021(a)	650,000	668,005

		1,471,477

Malaysia-0.09%
SD International Sukuk Ltd., 6.30%, 05/09/2022(a)	200,000	203,747

Mauritius-0.35%
HTA Group Ltd., 9.13%, 03/08/2022(a)	200,000	209,056
Neerg Energy Ltd., 6.00%, 02/13/2022(a)	600,000	594,895

		803,951

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2019

	Principal
	Amount	Value
Mexico-0.61%
BBVA Bancomer S.A.
7.25%, 04/22/2020(a)	$500,000	$510,918
6.50%, 03/10/2021(a)	200,000	209,648
Grupo Idesa S.A. de C.V., 7.88%, 12/18/2020(a)	700,000	527,625
Grupo Posadas S.A.B. de C.V., 7.88%, 06/30/2022(a)	150,000	150,750

		1,398,941

Mongolia-0.50%
Mongolia Government International Bond, 10.88%, 04/06/2021(a)	500,000	549,500
Trade and Development Bank of Mongolia LLC, 9.38%, 05/19/2020(a)	600,000	615,900

		1,165,400

Namibia-0.27%
Namibia International Bonds, 5.50%, 11/03/2021(a)	600,000	622,110

Netherlands-0.22%
Samvardhana Motherson Automotive Systems Group B.V., 4.88%, 12/16/2021(a)	500,000	505,873

New Zealand-0.06%
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.88%, 05/01/2022(a)	150,000	144,000

Nigeria-0.67%
Access Bank PLC, 10.50%, 10/19/2021(a)	550,000	611,848
Nigeria Government International Bond
6.75%, 01/28/2021(a)	500,000	518,618
5.63%, 06/27/2022	200,000	206,740
United Bank for Africa PLC, 7.75%, 06/08/2022(a)	200,000	212,616

		1,549,822

Oman-0.30%
Oman Government International Bond
3.63%, 06/15/2021(a)	500,000	501,417
3.88%, 03/08/2022(a)	200,000	200,696

		702,113

Pakistan-0.27%
Third Pakistan International Sukuk Co. Ltd. (The), 5.50%, 10/13/2021(a)	617,000	620,344

Panama-0.09%
AES Panama S.R.L., 6.00%, 06/25/2022(a)	200,000	206,652

Peru-0.27%
Volcan Cia Minera SAA, 5.38%, 02/02/2022(a)	600,000	624,006

Russia-4.21%
Alfa Bank AO Via Alfa Bond Issuance PLC, 7.75%, 04/28/2021(a)	500,000	534,143
Bank Otkritie Financial Corp. OJSC Via OFCB Capital PLC
4.50%, 11/11/2019(a)	700,000	701,316
10.00%, 12/17/2019(a)(c)(d)	800,000	-
Borets Finance DAC, 6.50%, 04/07/2022(a)	200,000	205,609

	Principal
	Amount	Value
Russia-(continued)
Credit Bank of Moscow Via CBOM Finance PLC, 5.88%, 11/07/2021(a)	$500,000	$515,000
Credit Europe Bank Ltd Via CEB Capital S.A., 8.50%, 11/15/2019(a)	200,000	199,934
Evraz PLC
8.25%, 01/28/2021(a)	500,000	533,750
6.75%, 01/31/2022(a)	500,000	542,125
Global Ports Finance PLC, 6.87%, 01/25/2022(a)	700,000	751,800
GTLK Europe DAC, 5.95%, 07/19/2021(a)	600,000	627,375
Koks OAO Via Koks Finance DAC, 7.50%, 05/04/2022(a)	200,000	203,913
Mobile Telesystems OJSC Via MTS International Funding DAC, 8.63%, 06/22/2020(a)	500,000	520,371
O1 Properties Finance PLC, 8.25%, 09/27/2021(a)	500,000	287,350
Polyus Finance PLC
5.63%, 04/29/2020(a)	500,000	507,588
4.70%, 03/28/2022(a)	200,000	207,574
Promsvyazbank OJSC Via PSB Finance S.A., 10.20%, 11/06/2019(a)(c)(e)	200,000	31,000
Rusal Capital DAC, 5.13%, 02/02/2022(a)	500,000	509,730
Sberbank of Russia Via SB Capital S.A.
6.13%, 02/07/2022(a)	500,000	537,758
Series 7, 5.72%, 06/16/2021(a)	500,000	525,188
TMK OAO Via TMK Capital S.A., 6.75%, 04/03/2020(a)	600,000	609,272
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 02/02/2021(a) .	500,000	534,381
VTB Bank OJSC Via VTB Capital S.A., 6.55%, 10/13/2020(a)	600,000	622,461

		9,707,638

Saudi Arabia-0.09%
Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 04/10/2022(a)	200,000	201,749

Senegal-0.28%
Senegal Government International Bond, 8.75%, 05/13/2021(a)	600,000	652,098

Serbia-0.50%
Serbia International Bond
4.88%, 02/25/2020(a)	500,000	504,830
7.25%, 09/28/2021(a)	600,000	655,627

		1,160,457

Singapore-0.53%
Avation Capital S.A., 6.50%, 05/15/2021(a)	500,000	523,750
Marble II Pte. Ltd., 5.30%, 06/20/2022(a)	200,000	203,099
Yanlord Land (HK) Co., Ltd., 5.88%, 01/23/2022(a)	500,000	503,747

		1,230,596

South Africa-2.12%
AngloGold Ashanti Holdings PLC
5.38%, 04/15/2020	600,000	606,723
5.13%, 08/01/2022	200,000	210,969
Eskom Holdings SOC Ltd., 5.75%,
01/26/2021(a)	500,000	504,378

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2019

	Principal
	Amount	Value
South Africa-(continued)
FirstRand Bank Ltd., 4.25%, 04/30/2020(a)	$500,000	$503,560
Gold Fields Orogen Holding (BVI) Ltd., 4.88%, 10/07/2020(a)	600,000	612,114
Liquid Telecommunications Financing Plc, 8.50%, 07/13/2022(a)	200,000	200,218
MTN Mauritius Investments Ltd., 5.37%, 02/13/2022(a)	500,000	518,469
Republic of South Africa Government International Bond
5.50%, 03/09/2020	600,000	606,600
5.88%, 05/30/2022	200,000	215,448
Stillwater Mining Co., 6.13%, 06/27/2022(a)	200,000	203,901
Transnet SOC Ltd., 4.00%, 07/26/2022(a)	200,000	202,515
ZAR Sovereign Capital Fund Pty. Ltd.,
3.90%, 06/24/2020(a)	500,000	503,084

		4,887,979

Spain-0.35%
Ajecorp B.V., 6.50%, 05/14/2022(a)	200,000	196,500
Codere Finance 2 (Luxembourg) S.A., 7.63%, 11/01/2021(a)	700,000	605,105

		801,605

Sri Lanka-0.91%
Sri Lanka Government International Bond
6.25%, 10/04/2020(a)	600,000	610,500
6.25%, 07/27/2021(a)	500,000	509,250
5.75%, 01/18/2022(a)	780,000	789,030
5.88%, 07/25/2022(a)	200,000	202,594

		2,111,374

Supranational-0.09%
Eastern & Southern African Trade & Development Bank, 5.38%, 03/14/2022(a)	200,000	208,060

Sweden-0.09%
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/2022	200,000	207,770

Turkey-6.84%
Akbank T.A.S., 4.00%, 01/24/2020(a)	500,000	500,940
Export Credit Bank of Turkey
5.38%, 02/08/2021(a)	700,000	705,904
5.00%, 09/23/2021(a)	500,000	502,481
Global Liman Isletmeleri A.S., 8.13%, 11/14/2021(a)	500,000	489,375
Hazine Mustesarligi Varlik Kiralama A.S.
4.25%, 06/08/2021(a)	500,000	500,486
5.80%, 02/21/2022(a)	500,000	509,885
KOC Holding A.S., 3.50%, 04/24/2020(a)	600,000	600,667
KT Kira Sertifikalari Varlik Kiralama A.S., 5.14%, 11/02/2021(a)	500,000	507,110
Mersin Uluslararasi Liman Isletmeciligi A.S., 5.88%, 08/12/2020(a)	500,000	500,871
QNB Finansbank A.S., 4.88%, 05/19/2022(a)	200,000	199,916
T.C. Ziraat Bankasi A.S.
4.75%, 04/29/2021(a)	500,000	497,240
5.13%, 05/03/2022(a)	200,000	195,881

	Principal
	Amount	Value
Turkey-(continued)
Turkey Government International Bond
7.50%, 11/07/2019	$600,000	$600,600
7.00%, 06/05/2020	600,000	613,188
5.63%, 03/30/2021	600,000	614,408
5.13%, 03/25/2022	200,000	202,402
Turkiye Garanti Bankasi A.S., 6.25%, 04/20/2021(a)	500,000	514,040
Turkiye Halk Bankasi A.S.
3.88%, 02/05/2020(a)	700,000	690,375
4.75%, 02/11/2021(a)	700,000	651,070
5.00%, 07/13/2021(a)	600,000	556,743
Turkiye Is Bankasi A.S.
5.00%, 04/30/2020(a)	600,000	603,825
5.00%, 06/25/2021(a)	700,000	698,256
5.38%, 10/06/2021(a)	600,000	601,578
5.50%, 04/21/2022(a)	200,000	199,585
Turkiye Sinai Kalkinma Bankasi A.S.
4.88%, 05/18/2021(a)	500,000	498,041
Series 1, 5.13%, 04/22/2020(a)	600,000	602,266
Turkiye Sise ve Cam Fabrikalari A.S., 4.25%, 05/09/2020(a)	600,000	603,762
Turkiye Vakiflar Bankasi T.A.O.
5.50%, 10/27/2021(a)	500,000	497,425
5.63%, 05/30/2022(a)	200,000	196,750
Yapi ve Kredi Bankasi A.S.
4.00%, 01/22/2020(a)	600,000	601,284
5.75%, 02/24/2022(a)	500,000	502,125

		15,758,479

Ukraine-0.84%
Kernel Holding S.A., 8.75%, 01/31/2022(a)	500,000	530,540
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.38%, 07/19/2022(a)	200,000	203,580
Ukraine Government International Bond
7.75%, 09/01/2020(a)	600,000	617,160
7.75%, 09/01/2021(a)	550,000	576,350

		1,927,630

United Arab Emirates-0.85%
Alpha Star Holding III Ltd., 6.25%, 04/20/2022(a)	200,000	190,992
DAE Funding LLC
4.00%, 08/01/2020(a)	550,000	554,812
5.25%, 11/15/2021(a)	600,000	624,000
4.50%, 08/01/2022(a)	200,000	204,136
EA Partners I B.V., 6.88%, 09/28/2020(a)(c)	650,000	295,750
EA Partners II B.V., 6.75%, 06/01/2021(a)(c)(e)	200,000	87,000

		1,956,690

United Kingdom-1.01%
Avon International Operations, Inc., 7.88%, 08/15/2022(a)	200,000	209,250
Fiat Chrysler Automobiles N.V., 4.50%, 04/15/2020	500,000	505,000
Inmarsat Finance PLC, 4.88%, 05/15/2022(a)	200,000	203,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2019

	Principal
	Amount	Value
United Kingdom-(continued)
Jaguar Land Rover Automotive PLC
4.25%, 11/15/2019(a)	$700,000	$700,350
3.50%, 03/15/2020(a)	510,000	510,637
Mclaren Finance PLC, 5.75%, 08/01/2022(a)	200,000	192,100

		2,320,337

United States-38.05%
24 Hour Fitness Worldwide, Inc., 8.00%, 06/01/2022(a)	150,000	109,125
Acadia Healthcare Co., Inc., 5.13%, 07/01/2022	150,000	151,875
Actuant Corp., 5.63%, 06/15/2022	50,000	50,750
ADT Security Corp. (The)
6.25%, 10/15/2021	419,000	448,854
3.50%, 07/15/2022	200,000	201,214
Advanced Micro Devices, Inc., 7.50%, 08/15/2022	150,000	169,503
AES Corp. (The), 4.00%, 03/15/2021	425,000	432,969
AK Steel Corp., 7.63%, 10/01/2021(b)	450,000	442,494
Allegheny Technologies, Inc., 5.95%, 01/15/2021	525,000	543,375
Ally Financial, Inc.
3.75%, 11/18/2019	500,000	500,425
8.00%, 03/15/2020	500,000	511,000
4.13%, 03/30/2020	500,000	504,500
7.50%, 09/15/2020	500,000	522,500
4.25%, 04/15/2021	600,000	615,900
4.13%, 02/13/2022	500,000	518,100
4.63%, 05/19/2022	200,000	210,040
American Airlines Group, Inc., 4.63%, 03/01/2020(a)	400,000	403,500
Anixter, Inc., 5.13%, 10/01/2021	451,000	467,913
Antero Resources Corp., 5.38%, 11/01/2021	400,000	359,000
APX Group, Inc., 8.75%, 12/01/2020	368,000	362,940
Arconic, Inc.
6.15%, 08/15/2020	413,000	425,016
5.40%, 04/15/2021	476,000	491,237
5.87%, 02/23/2022	400,000	427,882
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/2022(a)	200,000	190,260
Ashland LLC, 4.75%, 08/15/2022	200,000	210,250
Ball Corp.
4.38%, 12/15/2020	487,000	497,044
5.00%, 03/15/2022	200,000	212,000
Bausch Health Cos., Inc., 6.50%, 03/15/2022(a)	200,000	206,000
Berry Global, Inc., 5.50%, 05/15/2022	200,000	203,500
Cablevision Systems Corp., 8.00%, 04/15/2020	507,000	520,942
Calpine Corp., 6.00%, 01/15/2022(a)	500,000	502,575
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022(b)	400,000	392,000
Carpenter Technology Corp., 5.20%, 07/15/2021(b)	200,000	205,009
CEC Entertainment, Inc., 8.00%, 02/15/2022	500,000	468,750

	Principal
	Amount	Value
United States-(continued)
Centene Corp., 4.75%, 05/15/2022	$200,000	$205,000
Century Aluminum Co., 7.50%, 06/01/2021(a)	500,000	483,750
CenturyLink, Inc.
Series S, 6.45%, 06/15/2021	400,000	422,000
Series T, 5.80%, 03/15/2022	200,000	212,250
Series V, 5.63%, 04/01/2020	500,000	508,125
CF Industries, Inc., 7.13%, 05/01/2020	483,000	495,097
Chesapeake Energy Corp., 4.88%, 04/15/2022(b)	200,000	159,875
CIT Group, Inc.
4.13%, 03/09/2021	500,000	512,500
5.00%, 08/15/2022	150,000	159,836
CNX Resources Corp., 5.88%, 04/15/2022	200,000	196,250
CommScope, Inc., 5.00%, 06/15/2021(a)	143,000	143,536
Community Health Systems, Inc.
5.13%, 08/01/2021(b)	400,000	400,500
6.88%, 02/01/2022(b)	600,000	466,500
CoreCivic, Inc., 4.13%, 04/01/2020	428,000	430,140
CPG Merger Sub LLC, 8.00%, 10/01/2021(a)	400,000	401,000
Credit Acceptance Corp., 6.13%, 02/15/2021(b)	400,000	401,750
CSC Holdings, LLC, 6.75%, 11/15/2021	450,000	486,000
DBP Holding Corp., 7.75%, 12/31/2049(a)(c)(d)(e)	100,000	738
DCP Midstream Operating L.P.
5.35%, 03/15/2020(a)	450,000	454,500
4.75%, 09/30/2021(a)	400,000	409,000
4.95%, 04/01/2022	200,000	207,020
Dell International LLC/EMC Corp., 5.88%, 06/15/2021(a)	219,000	222,642
Dell, Inc., 4.63%, 04/01/2021	600,000	618,675
Delta Air Lines, Inc., 3.40%, 04/19/2021	500,000	507,538
Denbury Resources, Inc., 9.00%, 05/15/2021(a)	500,000	440,000
DISH DBS Corp.
5.13%, 05/01/2020	525,000	531,562
6.75%, 06/01/2021	500,000	526,250
5.88%, 07/15/2022	150,000	157,434
DPL, Inc., 7.25%, 10/15/2021	494,000	530,432
DriveTime Automotive Group Inc./ Bridgecrest Acceptance Corp., 8.00%, 06/01/2021(a)	300,000	305,438
Edgewell Personal Care Co.
4.70%, 05/19/2021	375,000	385,313
4.70%, 05/24/2022	200,000	207,250
Elanco Animal Health, Inc., 3.91%, 08/27/2021	458,000	470,388
EMC Corp., 2.65%, 06/01/2020	501,000	501,626
Energen Corp., 4.63%, 09/01/2021	525,000	535,500
Enviva Partners L.P./Enviva Partners Finance Corp., 8.50%, 11/01/2021	350,000	358,969
Equinix, Inc., 5.38%, 01/01/2022	400,000	408,380
Ferrellgas L.P./Ferrellgas Finance Corp.
6.50%, 05/01/2021(b)	500,000	422,500
6.75%, 01/15/2022(b)	500,000	421,250
Forum Energy Technologies, Inc., 6.25%, 10/01/2021	525,000	427,875

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2019

	Principal
	Amount	Value
United States-(continued)
Freeport-McMoRan, Inc.
4.00%, 11/14/2021	$315,000	$322,088
3.55%, 03/01/2022	200,000	202,750
Frontier Communications Corp., 8.75%, 04/15/2022	250,000	118,125
FTS International, Inc., 6.25%, 05/01/2022	200,000	143,750
GameStop Corp., 6.75%, 03/15/2021(a)	425,000	427,125
Genesis Energy L.P./Genesis Energy Finance Corp., 6.75%, 08/01/2022	200,000	201,750
Genworth Holdings, Inc.
7.70%, 06/15/2020(b)	500,000	512,500
7.20%, 02/15/2021	511,000	525,052
7.63%, 09/24/2021(b)	650,000	677,625
Geo Group, Inc. (The), 5.88%, 01/15/2022	400,000	388,500
Goodman Networks, Inc., 8.00%, 05/11/2022(f)	98,659	50,809
Goodyear Tire & Rubber Co. (The), 8.75%, 08/15/2020	481,000	504,449
Graphic Packaging International LLC, 4.75%, 04/15/2021	375,000	387,305
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/2022	200,000	212,500
Griffon Corp., 5.25%, 03/01/2022	200,000	202,000
Guitar Center, Inc.
9.50%, 10/15/2021(a)	800,000	746,000
8.00% PIK Rate, 5.00% Cash Rate, 13.00%, 04/15/2022(a)(g)	449,847	357,628
Harland Clarke Holdings Corp.
6.88%, 03/01/2020(a)	215,000	211,775
9.25%, 03/01/2021(a)	500,000	466,875
HC2 Holdings, Inc., 11.50%, 12/01/2021(a)	400,000	366,500
HCA Healthcare, Inc., 6.25%, 02/15/2021	463,000	486,150
HCA, Inc., 7.50%, 02/15/2022	400,000	444,800
Hecla Mining Co., 6.88%, 05/01/2021	500,000	495,000
Hertz Corp. (The), 7.63%, 06/01/2022(a)	260,000	270,400
Hornbeck Offshore Services, Inc.
5.00%, 03/01/2021(b)	700,000	294,000
Second Lien Term Loan, 9.50%, 01/07/2025	589,900	424,138
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	700,000	756,000
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.
5.88%, 02/01/2022	500,000	505,625
6.25%, 02/01/2022	400,000	410,500
Immucor, Inc., 11.13%, 02/15/2022(a)	500,000	502,750
Ingram Micro, Inc., 5.00%, 08/10/2022	200,000	205,061
International Game Technology PLC, 6.25%, 02/15/2022(a)	500,000	528,750
iStar, Inc., 6.00%, 04/01/2022	200,000	205,750
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/2021(a)	400,000	409,500
KB Home
8.00%, 03/15/2020	425,000	434,690
7.00%, 12/15/2021	400,000	431,800
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/2021(a)	500,000	525,600

	Principal
	Amount	Value
United States-(continued)
L Brands, Inc.
6.63%, 04/01/2021	$477,000	$502,042
5.63%, 02/15/2022	400,000	422,500
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 5.88%, 08/01/2021(a)	515,000	524,012
Laredo Petroleum, Inc., 5.63%, 01/15/2022(b)	400,000	385,000
Lee Enterprises, Inc., 9.50%, 03/15/2022(a)	200,000	199,250
Leidos Holdings, Inc., 4.45%, 12/01/2020	498,000	506,092
Lennar Corp.
4.50%, 11/15/2019	470,000	470,822
6.63%, 05/01/2020	500,000	511,250
2.95%, 11/29/2020	400,000	401,500
8.38%, 01/15/2021	500,000	535,000
4.75%, 04/01/2021	500,000	513,150
6.25%, 12/15/2021	400,000	423,500
4.13%, 01/15/2022	500,000	515,625
M.D.C. Holdings, Inc., 5.63%, 02/01/2020	567,000	571,961
M/I Homes, Inc., 6.75%, 01/15/2021	400,000	405,076
Mack-Cali Realty, L.P., 4.50%, 04/18/2022	200,000	201,741
Mallinckrodt International Finance
S.A./Mallinckrodt CB LLC, 4.88%, 04/15/2020(a)	510,000	323,850
Martin Midstream Partners L.P./Martin Midstream Finance Corp., 7.25%, 02/15/2021	400,000	361,400
Mattel, Inc.
4.35%, 10/01/2020	400,000	406,004
2.35%, 08/15/2021	500,000	492,500
Meritage Homes Corp.
7.15%, 04/15/2020	497,000	508,182
7.00%, 04/01/2022	200,000	219,250
MGM Resorts International
5.25%, 03/31/2020	484,000	489,445
6.75%, 10/01/2020	407,000	423,280
6.63%, 12/15/2021	400,000	434,500
7.75%, 03/15/2022	200,000	224,000
Microchip Technology, Inc., 3.92%, 06/01/2021	200,000	204,781
Monitronics International, Inc., 9.13%, 04/01/2020(c)	609,000	18,270
Murphy Oil Corp., 4.00%, 06/01/2022	164,000	166,050
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/2021	290,000	291,813
Navient Corp.
8.00%, 03/25/2020	500,000	511,875
5.00%, 10/26/2020	698,000	712,623
5.88%, 03/25/2021	500,000	520,635
6.63%, 07/26/2021	548,000	580,195
7.25%, 01/25/2022	500,000	544,225
6.50%, 06/15/2022	200,000	214,500
Navios Maritime Acquisition Corp./Navios Acquisition Finance US Inc., 8.13%, 11/15/2021(a)	650,000	533,000
NCR Corp.
5.88%, 12/15/2021	400,000	402,000
5.00%, 07/15/2022	200,000	202,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2019

	Principal
	Amount	Value
United States-(continued)
Netflix, Inc.
5.38%, 02/01/2021	$500,000	$518,750
5.50%, 02/15/2022	400,000	425,500
New Home Co., Inc. (The), 7.25%, 04/01/2022	200,000	189,875
NGPL PipeCo LLC, 4.38%, 08/15/2022(a)	200,000	207,762
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/2020	580,000	580,760
5.00%, 04/15/2022(a)	200,000	202,004
NuStar Logistics L.P.
4.80%, 09/01/2020	500,000	506,385
6.75%, 02/01/2021	400,000	416,472
4.75%, 02/01/2022	400,000	408,000
Oasis Petroleum, Inc., 6.88%, 03/15/2022	200,000	176,500
Omnimax International, Inc., 12.00%, 08/15/2020(a)	400,000	393,500
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics S.A., 6.63%, 05/15/2022(a)	200,000	193,500
Owens & Minor, Inc., 3.88%, 09/15/2021(b)	400,000	380,720
Owens-Brockway Glass Container, Inc., 5.00%, 01/15/2022(a)	500,000	518,125
Peabody Energy Corp., 6.00%, 03/31/2022(a)	200,000	186,000
Penske Automotive Group, Inc., 3.75%, 08/15/2020	445,000	449,450
PetroQuest Energy, Inc., 10.00% PIK Rate, 0.00% Cash Rate, 10.00%, 02/15/2024(g)	22,390	18,248
Prestige Brands, Inc., 5.38%, 12/15/2021(a)	400,000	401,800
PulteGroup, Inc., 4.25%, 03/01/2021	500,000	511,875
Pyxus International, Inc.
8.50%, 04/15/2021(a)	500,000	493,750
9.88%, 07/15/2021	500,000	312,500
QEP Resources, Inc., 6.88%, 03/01/2021	450,000	452,813
Qwest Corp., 6.75%, 12/01/2021	400,000	431,866
Range Resources Corp.
5.75%, 06/01/2021	425,000	424,469
5.88%, 07/01/2022	200,000	191,000
5.00%, 08/15/2022(b)	200,000	186,000
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 12/01/2021(a)	400,000	402,000
Revlon Consumer Products Corp., 5.75%, 02/15/2021(b)	636,000	553,320
Reynolds Group Issuer, Inc./LLC
5.75%, 10/15/2020	581,465	584,198
6.88%, 02/15/2021	173,269	173,702
Rockies Express Pipeline LLC, 5.63%, 04/15/2020(a)	500,000	509,648
Rowan Cos., Inc., 4.88%, 06/01/2022	15,000	10,125
Sable Permian Resources Land LLC/AEPB Finance Corp., 7.13%, 11/01/2020(a)(c)	500,000	107,500
Sanchez Energy Corp., 7.75%, 06/15/2021(c)(e)	200,000	10,000
SBA Communications Corp., 4.88%, 07/15/2022	200,000	202,626
Scientific Games International, Inc., 6.63%, 05/15/2021	517,000	526,047
Sealed Air Corp., 6.50%, 12/01/2020(a)	325,000	336,375

	Principal
	Amount	Value
United States-(continued)
Sears Holdings Corp., Conv. Series AI, 8.00%, 12/15/2019(c)(e)	$665,600	$5,658
SemGroup Corp./Rose Rock Finance Corp., 5.63%, 07/15/2022	150,000	152,403
SESI, L.L.C., 7.13%, 12/15/2021(b)	468,000	356,850
Sirius XM Radio, Inc., 3.88%, 08/01/2022(a)	200,000	205,250
Springleaf Finance Corp.
8.25%, 12/15/2020	400,000	426,500
7.75%, 10/01/2021	380,000	415,633
6.13%, 05/15/2022	200,000	216,000
Sprint Corp.
7.00%, 03/01/2020(a)	580,000	589,918
7.00%, 08/15/2020	606,000	625,798
7.25%, 09/15/2021	550,000	588,258
11.50%, 11/15/2021	500,000	580,625
Starwood Property Trust, Inc.
3.63%, 02/01/2021	400,000	404,000
5.00%, 12/15/2021	400,000	415,000
Steel Dynamics, Inc., 5.13%, 10/01/2021	350,000	351,663
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, 08/15/2022	200,000	180,000
Symantec Corp.
4.20%, 09/15/2020	440,000	445,723
3.95%, 06/15/2022	200,000	205,669
TEGNA, Inc.
5.13%, 07/15/2020	242,000	242,847
4.88%, 09/15/2021(a)	500,000	501,875
Tenet Healthcare Corp., 8.13%, 04/01/2022	170,000	184,459
TIBCO Software, Inc., 11.38%, 12/01/2021(a)	500,000	517,187
T-Mobile USA, Inc., 4.00%, 04/15/2022	200,000	206,942
Toll Brothers Finance Corp., 5.88%, 02/15/2022	400,000	427,000
TransDigm, Inc., 6.00%, 07/15/2022	200,000	203,650
TreeHouse Foods, Inc., 4.88%, 03/15/2022	150,000	151,313
TRI Pointe Group, Inc., 4.88%, 07/01/2021	400,000	413,000
Triumph Group, Inc., 5.25%, 06/01/2022	200,000	197,500
TRU Taj LLC, 12.00%, 08/15/2021(c)(d)	48,000	13,169
Tupperware Brands Corp., 4.75%, 06/01/2021	200,000	200,581
Unisys Corp., 10.75%, 04/15/2022(a)	200,000	217,625
Unit Corp., 6.63%, 05/15/2021	500,000	332,500
United Airlines Holdings, Inc., 6.00%, 12/01/2020	564,000	587,124
Urban One, Inc., 7.38%, 04/15/2022(a)	200,000	194,000
Voyager Aviation Holdings LLC/Voyager Finance Co., 8.50%, 08/15/2021(a)	500,000	519,495
W. R. Grace & Co., 5.13%, 10/01/2021(a)	500,000	521,250
WESCO Distribution, Inc., 5.38%,
12/15/2021	399,000	402,507
Whiting Petroleum Corp., 5.75%, 03/15/2021	500,000	472,500
Wyndham Destinations, Inc.
5.63%, 03/01/2021	338,000	351,520
4.25%, 03/01/2022	200,000	204,500
Xerox Corp.
5.63%, 12/15/2019	400,000	402,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2019

	Principal
	Amount	Value
United States-(continued)
2.80%, 05/15/2020	$500,000	$500,625
3.50%, 08/20/2020(b)	700,000	706,790
2.75%, 09/01/2020	500,000	501,250
4.50%, 05/15/2021	500,000	515,312
4.07%, 03/17/2022	200,000	204,500
XPO Logistics, Inc., 6.50%, 06/15/2022(a)	150,000	153,188
Yum! Brands, Inc.
3.88%, 11/01/2020	420,000	426,300
3.75%, 11/01/2021	600,000	616,500

		87,688,872

Vietnam-0.26%
Vietnam Government International Bond, 6.75%, 01/29/2020(a)	600,000	606,150

Zambia-0.36%
First Quantum Minerals Ltd.
7.00%, 02/15/2021(a)	625,000	629,297
7.25%, 05/15/2022(a)	200,000	201,000

		830,297

Total U.S. Dollar Denominated Bonds & Notes (Cost $220,141,727)		213,171,395

	Shares
Common Stocks & Other Equity Interests-0.16%
United States-0.16%
Goodman Networks, Inc.(d)(f)(h)	6,207	0
Guitar Center Holdings, Inc., Wts., expiring 04/16/2025(d)(h)	946	0
Hexion Holdings Corp., Class B(c)(e)(h)	22,970	231,997
PetroQuest Energy, Inc.(d)(h)	2,367	0
Premier Brands Group Holdings LLC(h)(i)	3,180	50,880
Premier Brands Group Holdings LLC, Wts.,expiring 03/21/2024(h)(i)	9,966	17,440

	Shares	Value
United States-(continued)
Remington Outdoor Co., Inc.(d)(h)	4,449	$25,783
Remington Outdoor Co., Inc., Wts., expiring 06/30/2022(d)(h)	4,487	0
TRU Taj LLC/TRU Taj Finance, Inc.(d)(h)	2,156	30,055

Total Common Stocks & Other Equity Interests (Cost $494,488)		356,155

Money Market Funds-5.91%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(j) (Cost $13,626,659)	13,626,659	13,626,659

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.56% (Cost $234,262,874)		227,154,209

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.98%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(j)(k)	3,425,847	3,425,847
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(j)(k)	1,141,426	1,141,882

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,567,665)		4,567,729

TOTAL INVESTMENTS IN SECURITIES-100.54% (Cost $238,830,539)		231,721,938

OTHER ASSETS LESS LIABILITIES-(0.54)%		(1,244,741)

NET ASSETS-100.00%.		$230,477,197

Investment Abbreviations:

Conv.-Convertible

DAC-Designated Activity Co.

PIK-Pay-in-Kind

Wts.-Warrants

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $130,543,483, which represented 56.64% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at October 31, 2019.
(c)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31, 2019 was $909,582, which represented less than 1% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)	The borrower has filed for protection in federal bankruptcy court.
(f)	Acquired as part of the Goodman Networks, Inc. reorganization.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	Non-income producing security.
(i)	Acquired as part of the Nine West Holding, Inc. reorganization.
(j)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(k)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco International Corporate Bond ETF (PICB)

October 31, 2019

Schedule of Investments

	Principal
	Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes-98.79%(a)
Australia-1.26%
APT Pipelines Ltd., 3.50%, 03/22/2030(b)	GBP	200,000	$288,786
Australia & New Zealand Banking Group Ltd., 0.75%, 09/29/2026(b)	EUR	100,000	116,204
BHP Billiton Finance Ltd., Series 12, 4.30%, 09/25/2042	GBP	250,000	452,727
National Australia Bank Ltd.
1.25%, 05/18/2026(b)	EUR	100,000	119,443
1.38%, 08/30/2028(b)	EUR	200,000	243,593
Telstra Corp. Ltd., 2.50%, 09/15/2023	EUR	150,000	183,591

			1,404,344

Belgium-3.44%
Anheuser-Busch InBev Finance, Inc., 2.60%, 05/15/2024	CAD	400,000	306,007
Anheuser-Busch InBev S.A./N.V.
0.88%, 03/17/2022(b)	EUR	300,000	342,263
0.80%, 04/20/2023(b)	EUR	100,000	114,899
1.50%, 03/17/2025(b)	EUR	300,000	360,190
4.00%, 09/24/2025(b)	GBP	100,000	148,528
2.70%, 03/31/2026(b)	EUR	100,000	129,596
1.15%, 01/22/2027(b)	EUR	200,000	237,162
1.13%, 07/01/2027(b)	EUR	100,000	118,324
2.00%, 03/17/2028(b)	EUR	300,000	378,919
2.25%, 05/24/2029(b)	GBP	200,000	268,974
1.50%, 04/18/2030(b)	EUR	200,000	243,861
2.75%, 03/17/2036(b)	EUR	300,000	419,293
2.85%, 05/25/2037(b)	GBP	400,000	552,215
KBC Group N.V., 0.75%, 03/01/2022(b)	EUR	200,000	227,358

			3,847,589

Canada-13.51%
Bank of Montreal
2.12%, 03/16/2022	CAD	450,000	342,642
2.27%, 07/11/2022	CAD	650,000	496,762
2.89%, 06/20/2023	CAD	800,000	625,045
2.28%, 07/29/2024	CAD	500,000	379,477
3.19%, 03/01/2028	CAD	900,000	732,045
Bank of Nova Scotia (The)
2.98%, 04/17/2023	CAD	700,000	547,516
2.29%, 06/28/2024	CAD	650,000	497,330
2.62%, 12/02/2026	CAD	400,000	311,747
Bell Canada, Inc.
3.35%, 03/22/2023	CAD	300,000	234,949
2.70%, 02/27/2024	CAD	300,000	229,950
3.80%, 08/21/2028	CAD	300,000	242,908
Canadian Imperial Bank of Commerce
2.04%, 03/21/2022	CAD	450,000	342,090
2.30%, 07/11/2022	CAD	600,000	458,668
2.47%, 12/05/2022	CAD	400,000	307,370
3.29%, 01/15/2024	CAD	400,000	315,697
2.35%, 08/28/2024	CAD	600,000	454,623
3.30%, 05/26/2025	CAD	550,000	442,293
Canadian Natural Resources Ltd., 3.31%, 02/11/2022	CAD	300,000	232,771
Enbridge, Inc., 2.99%, 10/03/2029	CAD	300,000	226,191

	Principal
	Amount		Value
Canada-(continued)
HSBC Bank Canada
2.45%, 01/29/2021	CAD	300,000	$229,307
2.91%, 09/29/2021	CAD	300,000	231,425
2.17%, 06/29/2022	CAD	300,000	227,681
3.25%, 09/15/2023	CAD	500,000	392,346
OMERS Finance Trust, 2.60%, 05/14/2029(b)	CAD	400,000	314,148
Rogers Communications, Inc.
5.34%, 03/22/2021	CAD	500,000	396,732
3.25%, 05/01/2029	CAD	300,000	233,830
Royal Bank of Canada
2.36%, 12/05/2022	CAD	700,000	536,556
2.95%, 05/01/2023	CAD	600,000	469,208
3.30%, 09/26/2023	CAD	600,000	473,166
2.33%, 12/05/2023	CAD	400,000	306,442
2.35%, 07/02/2024	CAD	600,000	456,490
Shaw Communications, Inc., 6.75%, 11/09/2039	CAD	500,000	507,848
TELUS Corp.
2.35%, 03/28/2022	CAD	300,000	228,503
3.35%, 04/01/2024	CAD	350,000	275,169
Series CY, 3.30%, 05/02/2029	CAD	300,000	232,849
Toronto-Dominion Bank (The)
1.91%, 07/18/2023	CAD	650,000	491,455
2.85%, 03/08/2024	CAD	600,000	466,424
3.23%, 07/24/2024	CAD	750,000	598,904
2.50%, 12/02/2024	CAD	500,000	382,410
TransCanada PipeLines Ltd., 4.34%, 10/15/2049	CAD	300,000	249,185

			15,120,152

China-0.23%
Industrial & Commercial Bank of China Ltd., 1.50%, 07/31/2022(b)	GBP	200,000	259,695

Denmark-1.10%
Carlsberg Breweries A/S, 2.50%, 05/28/2024(b)	EUR	100,000	123,363
Danske Bank A/S
0.88%, 05/22/2023(b)	EUR	200,000	227,047
0.75%, 06/02/2023(b)	EUR	200,000	228,605
Orsted A/S
4.88%, 01/12/2032(b)	GBP	200,000	345,258
5.75%, 04/09/2040(b)	GBP	150,000	307,893

			1,232,166

Finland-0.58%
Fortum Oyj, 2.25%, 09/06/2022(b)	EUR	150,000	177,593
Nordea Bank Abp
1.00%, 02/22/2023(b)	EUR	200,000	230,938
1.13%, 02/12/2025(b)	EUR	200,000	235,557

			644,088

France-16.81%
Air Liquide Finance S.A., 1.25%, 06/13/2028(b)	EUR	200,000	244,665
Auchan Holding S.A., 2.38%, 04/25/2025(b)	EUR	100,000	115,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2019

	Principal
	Amount		Value
France-(continued)
Autoroutes du Sud de la France S.A.,
1.25%, 01/18/2027(b)	EUR	200,000	$241,415
Banque Federative du Credit Mutuel S.A.
0.50%, 11/16/2022(b)	EUR	200,000	226,929
2.63%, 03/18/2024(b)	EUR	200,000	248,470
3.00%, 05/21/2024(b)	EUR	400,000	496,780
1.25%, 01/14/2025(b)	EUR	300,000	353,981
3.00%, 09/11/2025(b)	EUR	100,000	126,943
2.38%, 03/24/2026(b)	EUR	100,000	122,790
1.25%, 05/26/2027(b)	EUR	200,000	240,158
BNP Paribas S.A.
2.88%, 09/26/2023(b)	EUR	200,000	248,377
1.13%, 10/10/2023(b)	EUR	100,000	115,707
2.38%, 05/20/2024(b)	EUR	200,000	246,861
2.38%, 02/17/2025(b)	EUR	200,000	243,146
1.50%, 11/17/2025(b)	EUR	200,000	237,901
3.38%, 01/23/2026(b)	GBP	300,000	422,446
1.63%, 02/23/2026(b)	EUR	100,000	122,106
1.13%, 06/11/2026(b)	EUR	200,000	233,201
0.13%, 09/04/2026(b)	EUR	100,000	109,322
1.50%, 05/25/2028(b)	EUR	100,000	122,909
BPCE S.A.
1.13%, 01/18/2023(b)	EUR	100,000	115,283
4.63%, 07/18/2023(b)	EUR	200,000	258,563
0.88%, 01/31/2024(b)	EUR	200,000	229,169
1.00%, 07/15/2024(b)	EUR	100,000	116,449
0.63%, 09/26/2024(b)	EUR	200,000	226,606
1.00%, 10/05/2028(b)	EUR	200,000	236,513
5.25%, 04/16/2029(b)	GBP	200,000	320,958
Capgemini S.E., 2.50%, 07/01/2023(b)	EUR	100,000	120,784
Carrefour S.A.
3.88%, 04/25/2021(b)	EUR	100,000	117,993
1.75%, 07/15/2022(b)	EUR	200,000	232,721
Cie de Saint-Gobain, 1.88%, 03/15/2031(b)	EUR	100,000	124,452
Cie Generale des Etablissements Michelin SCA, 1.75%, 09/03/2030(b)	EUR	100,000	127,000
CNP Assurances, 1.88%, 10/20/2022(b)	EUR	200,000	234,180
Coentreprise de Transport d’Electricite S.A.
1.50%, 07/29/2028(b)	EUR	200,000	242,788
2.13%, 07/29/2032(b)	EUR	200,000	259,072
Credit Agricole S.A.
2.38%, 05/20/2024(b)	EUR	200,000	246,849
1.00%, 09/16/2024(b)	EUR	100,000	116,665
1.38%, 03/13/2025(b)	EUR	100,000	117,869
2.70%, 07/15/2025	EUR	100,000	121,732
3.13%, 02/05/2026(b)	EUR	200,000	264,484
1.25%, 04/14/2026(b)	EUR	200,000	239,042
1.88%, 12/20/2026(b)	EUR	200,000	245,327
2.63%, 03/17/2027(b)	EUR	500,000	630,300
1.38%, 05/03/2027(b)	EUR	100,000	120,935
1.75%, 03/05/2029(b)	EUR	300,000	368,601
2.00%, 03/25/2029(b)	EUR	100,000	120,414
Danone S.A.
0.71%, 11/03/2024(b)	EUR	100,000	115,368
1.21%, 11/03/2028(b)	EUR	200,000	244,095
Dassault Systemes S.E., 0.38%,
09/16/2029(b)	EUR	200,000	222,850

	Principal
	Amount		Value
France-(continued)
ENGIE S.A.
2.38%, 05/19/2026(b)	EUR	200,000	$257,359
7.00%, 10/30/2028	GBP	100,000	190,312
5.00%, 10/01/2060(b)	GBP	300,000	681,624
Holding d’Infrastructures de Transport SAS, 4.88%, 10/27/2021(b)	EUR	200,000	244,872
HSBC France S.A.
0.60%, 03/20/2023(b)	EUR	200,000	227,719
0.25%, 05/17/2024(b)	EUR	100,000	112,698
0.10%, 09/03/2027(b)	EUR	100,000	109,901
LVMH Moet Hennessy Louis Vuitton S.E., 0.75%, 05/26/2024(b)	EUR	200,000	231,355
Orange S.A.
1.38%, 03/20/2028(b)	EUR	100,000	120,992
8.13%, 11/20/2028(b)	GBP	200,000	395,713
2.00%, 01/15/2029(b)	EUR	100,000	127,471
1.38%, 01/16/2030(b)	EUR	100,000	121,397
1.88%, 09/12/2030(b)	EUR	100,000	127,630
3.25%, 01/15/2032(b)	GBP	300,000	437,744
0.50%, 09/04/2032(b)	EUR	100,000	108,503
8.13%, 01/28/2033	EUR	200,000	424,796
5.63%, 01/23/2034	GBP	150,000	276,454
5.38%, 11/22/2050(b)	GBP	100,000	206,512
RTE Reseau de Transport d’Electricite, 1.63%, 11/27/2025(b)	EUR	100,000	121,693
Sanofi
1.75%, 09/10/2026(b)	EUR	200,000	248,728
0.50%, 01/13/2027(b)	EUR	200,000	231,035
Series 12 FX, 1.38%, 03/21/2030(b)	EUR	300,000	373,511
Series 20FX, 1.88%, 03/21/2038(b)	EUR	200,000	273,336
Series 8FXD, 1.00%, 03/21/2026(b)	EUR	100,000	118,767
Societe Generale S.A.
1.00%, 04/01/2022(b)	EUR	100,000	114,225
0.75%, 05/26/2023(b)	EUR	100,000	114,623
1.25%, 02/15/2024(b)	EUR	200,000	231,691
1.13%, 01/23/2025(b)	EUR	200,000	230,603
2.63%, 02/27/2025(b)	EUR	100,000	122,566
2.13%, 09/27/2028(b)	EUR	100,000	124,994
Total Capital Canada Ltd., 2.13%, 09/18/2029(b)	EUR	200,000	264,121
Total Capital International S.A., 0.75%, 07/12/2028(b)	EUR	400,000	468,328
Veolia Environnement S.A., 6.13%, 10/29/2037	GBP	150,000	307,334
Vinci S.A., 1.75%, 09/26/2030(b)	EUR	100,000	126,759
Westfield America Management Ltd.,
2.63%, 03/30/2029(b)	GBP	200,000	272,445

			18,804,108

Germany-13.93%
Allianz Finance II B.V., Series 62, 4.50%, 03/13/2043(b)	GBP	200,000	384,473
Bayer Capital Corp. B.V.
0.63%, 12/15/2022(b)	EUR	200,000	226,828
1.50%, 06/26/2026(b)	EUR	100,000	118,070
2.13%, 12/15/2029(b)	EUR	200,000	245,389
BMW Finance N.V.
0.38%, 07/10/2023(b)	EUR	200,000	225,734

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2019

	Principal
	Amount		Value
Germany-(continued)
1.00%, 11/14/2024(b)	EUR	300,000	$347,825
1.50%, 02/06/2029(b)	EUR	150,000	181,482
BMW US Capital LLC, 0.63%,
04/20/2022(b)	EUR	200,000	226,884
Commerzbank AG
7.75%, 03/16/2021	EUR	200,000	246,223
0.50%, 08/28/2023(b)	EUR	200,000	225,813
0.50%, 09/13/2023(b)	EUR	100,000	112,134
4.00%, 03/23/2026(b)	EUR	100,000	127,436
Daimler AG
1.40%, 01/12/2024(b)	EUR	100,000	117,598
0.85%, 02/28/2025(b)	EUR	200,000	230,168
1.50%, 03/09/2026(b)	EUR	100,000	120,394
1.38%, 05/11/2028(b)	EUR	200,000	238,773
1.50%, 07/03/2029(b)	EUR	200,000	239,205
2.13%, 07/03/2037(b)	EUR	200,000	253,738
Daimler International Finance B.V.
0.88%, 04/09/2024(b)	EUR	400,000	459,170
1.00%, 11/11/2025(b)	EUR	200,000	231,442
1.38%, 06/26/2026(b)	EUR	100,000	117,914
Deutsche Bahn Finance GmbH, 1.13%,
12/18/2028(b)	EUR	100,000	121,856
Deutsche Bank AG
2.38%, 06/24/2020(b)	NOK	400,000	43,596
0.38%, 01/18/2021(b)	EUR	100,000	111,216
1.63%, 02/12/2021(b)	EUR	200,000	225,846
1.25%, 09/08/2021(b)	EUR	200,000	225,057
1.50%, 01/20/2022(b)	EUR	100,000	112,890
2.38%, 01/11/2023(b)	EUR	100,000	116,396
1.13%, 08/30/2023(b)	EUR	300,000	344,489
3.88%, 02/12/2024(b)	GBP	200,000	269,968
Deutsche Telekom AG
0.50%, 07/05/2027(b)	EUR	150,000	169,346
1.75%, 03/25/2031(b)	EUR	100,000	122,999
Deutsche Telekom International Finance B.V.
0.63%, 04/03/2023(b)	EUR	150,000	171,004
0.88%, 01/30/2024(b)	EUR	150,000	173,262
1.38%, 12/01/2025(b)	EUR	100,000	119,667
1.38%, 01/30/2027(b)	EUR	100,000	120,401
1.50%, 04/03/2028(b)	EUR	200,000	242,129
2.00%, 12/01/2029(b)	EUR	100,000	126,675
E.ON International Finance B.V.
6.38%, 06/07/2032	GBP	300,000	563,579
5.88%, 10/30/2037(b)	GBP	350,000	672,207
6.75%, 01/27/2039	GBP	200,000	424,628
HeidelbergCement AG, 1.50%, 02/07/2025(b)	EUR	100,000	117,207
HeidelbergCement Finance Luxembourg S.A., 1.63%, 04/07/2026(b)	EUR	100,000	118,390
innogy Finance B.V.
6.25%, 06/03/2030(b)	GBP	300,000	539,159
4.75%, 01/31/2034(b)	GBP	200,000	333,300
6.13%, 07/06/2039(b)	GBP	300,000	602,425
SAP S.E.
1.75%, 02/22/2027(b)	EUR	100,000	125,428
1.25%, 03/10/2028(b)	EUR	100,000	122,035
1.63%, 03/10/2031(b)	EUR	200,000	253,931

	Principal
	Amount		Value
Germany-(continued)
Siemens Financieringsmaatschappij N.V.
2.88%, 03/10/2028(b)	EUR	200,000	$275,516
0.13%, 09/05/2029(b)	EUR	200,000	220,839
0.50%, 09/05/2034(b)	EUR	100,000	109,644
3.75%, 09/10/2042(b)	GBP	200,000	349,040
Volkswagen Financial Services AG, 1.50%, 10/01/2024(b)	EUR	100,000	116,415
Volkswagen Financial Services N.V.
1.50%, 04/12/2021(b)	GBP	200,000	258,769
1.88%, 09/07/2021(b)	GBP	200,000	260,610
Volkswagen International Finance N.V.
0.50%, 03/30/2021(b)	EUR	300,000	337,038
0.88%, 01/16/2023(b)	EUR	200,000	228,233
1.13%, 10/02/2023(b)	EUR	300,000	345,138
1.88%, 03/30/2027(b)	EUR	400,000	477,486
1.63%, 01/16/2030(b)	EUR	250,000	291,897
Volkswagen Leasing GmbH
2.38%, 09/06/2022(b)	EUR	300,000	355,776
2.63%, 01/15/2024(b)	EUR	100,000	121,837
1.13%, 04/04/2024(b)	EUR	100,000	114,938
1.38%, 01/20/2025(b)	EUR	100,000	115,663
Vonovia Finance B.V.
2.25%, 12/15/2023(b)	EUR	100,000	120,750
1.25%, 12/06/2024(b)	EUR	100,000	116,922

			15,582,290

Italy-4.86%
Assicurazioni Generali S.p.A.
5.13%, 09/16/2024(b)	EUR	200,000	277,105
4.13%, 05/04/2026(b)	EUR	100,000	130,621
Autostrade per l’Italia S.p.A., 5.88%, 06/09/2024	EUR	100,000	130,853
Enel Finance International N.V.
5.63%, 08/14/2024(b)	GBP	300,000	461,686
1.00%, 09/16/2024(b)	EUR	100,000	116,180
1.97%, 01/27/2025(b)	EUR	200,000	243,537
1.50%, 07/21/2025(b)	EUR	100,000	119,451
1.38%, 06/01/2026(b)	EUR	250,000	299,379
1.13%, 09/16/2026(b)	EUR	150,000	176,765
5.75%, 09/14/2040(b)	GBP	450,000	857,843
Enel S.p.A., 5.75%, 06/22/2037(b)	GBP	150,000	276,876
Eni S.p.A.
3.25%, 07/10/2023(b)	EUR	100,000	124,943
3.75%, 09/12/2025(b)	EUR	100,000	134,470
1.50%, 02/02/2026(b)	EUR	150,000	180,344
3.63%, 01/29/2029(b)	EUR	100,000	142,753
Intesa Sanpaolo S.p.A.
2.00%, 06/18/2021(b)	EUR	200,000	230,377
1.13%, 03/04/2022(b)	EUR	200,000	228,478
4.00%, 10/30/2023(b)	EUR	100,000	127,331
1.38%, 01/18/2024(b)	EUR	100,000	115,776
1.00%, 07/04/2024(b)	EUR	150,000	171,004
1.75%, 03/20/2028(b)	EUR	150,000	177,082
Snam S.p.A., 0.88%, 10/25/2026(b)	EUR	100,000	115,949
Terna Rete Elettrica Nazionale S.p.A.
0.88%, 02/02/2022(b)	EUR	100,000	113,880
1.38%, 07/26/2027(b)	EUR	100,000	119,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2019

	Principal
	Amount		Value
Italy-(continued)
UniCredit S.p.A.
2.00%, 03/04/2023(b)	EUR	100,000	$118,021
2.13%, 10/24/2026(b)	EUR	200,000	245,178

			5,435,649

Japan-1.34%
Development Bank of Japan, Inc.
1.05%, 06/20/2023	JPY	30,000,000	290,051
2.30%, 03/19/2026	JPY	20,000,000	214,350
Sumitomo Mitsui Financial Group, Inc., 1.55%, 06/15/2026(b)	EUR	200,000	241,248
Takeda Pharmaceutical Co., Ltd.
1.13%, 11/21/2022(b)	EUR	200,000	230,471
2.25%, 11/21/2026(b)	EUR	200,000	251,019
3.00%, 11/21/2030(b)	EUR	200,000	268,679

			1,495,818

Luxembourg-0.31%
ArcelorMittal, 2.25%, 01/17/2024(b)	EUR	100,000	116,998
Logicor Financing S.a.r.l.
1.50%, 11/14/2022(b)	EUR	100,000	115,306
1.63%, 07/15/2027(b)	EUR	100,000	113,939

			346,243

Netherlands-5.68%
ABN AMRO Bank N.V.
6.38%, 04/27/2021(b)	EUR	150,000	182,709
7.13%, 07/06/2022(b)	EUR	200,000	263,735
0.50%, 07/17/2023(b)	EUR	100,000	113,533
2.50%, 11/29/2023(b)	EUR	300,000	368,186
1.00%, 04/16/2025(b)	EUR	250,000	292,010
ASML Holding N.V., 1.38%, 07/07/2026(b)	EUR	100,000	120,076
Cooperatieve Rabobank U.A.
1.63%, 01/20/2022	NOK	1,000,000	109,302
4.13%, 09/14/2022(b)	EUR	100,000	124,402
3.88%, 07/25/2023(b)	EUR	100,000	126,703
0.75%, 08/29/2023(b)	EUR	300,000	343,793
4.13%, 07/14/2025	EUR	200,000	275,405
1.25%, 03/23/2026(b)	EUR	300,000	360,248
1.38%, 02/03/2027(b)	EUR	200,000	243,412
5.25%, 09/14/2027(b)	GBP	150,000	236,169
4.63%, 05/23/2029(b)	GBP	300,000	463,677
ING Groep N.V.
0.75%, 03/09/2022(b)	EUR	300,000	340,616
1.00%, 09/20/2023(b)	EUR	100,000	115,306
2.13%, 01/10/2026(b)	EUR	100,000	123,749
3.00%, 02/18/2026(b)	GBP	300,000	416,044
1.38%, 01/11/2028(b)	EUR	100,000	120,322
2.00%, 09/20/2028(b)	EUR	200,000	251,410
2.50%, 11/15/2030(b)	EUR	200,000	266,406
Koninklijke KPN N.V., 5.75%, 09/17/2029(b)	GBP	200,000	314,944
Shell International Finance B.V.
0.38%, 02/15/2025(b)	EUR	150,000	171,521
1.88%, 09/15/2025(b)	EUR	100,000	124,332
2.50%, 03/24/2026	EUR	100,000	129,768
1.63%, 01/20/2027(b)	EUR	150,000	186,186
0.75%, 08/15/2028(b)	EUR	150,000	175,140

			6,359,104

	Principal
	Amount		Value
Norway-0.96%
Equinor ASA
1.25%, 02/17/2027(b)	EUR	150,000	$179,991
6.88%, 03/11/2031(b)	GBP	200,000	403,479
1.63%, 02/17/2035(b)	EUR	200,000	256,211
Telenor ASA, 1.13%, 05/31/2029(b)	EUR	200,000	237,406

			1,077,087

Portugal-0.21%
EDP Finance B.V.
2.63%, 01/18/2022(b)	EUR	100,000	118,097
1.13%, 02/12/2024(b)	EUR	100,000	116,075

			234,172

Singapore-0.37%
Temasek Financial I Ltd., 5.13%, 07/26/2040(b)	GBP	200,000	416,631

Spain-5.53%
Abertis Infraestructuras S.A.
1.38%, 05/20/2026(b)	EUR	200,000	230,217
2.38%, 09/27/2027(b)	EUR	200,000	241,938
Banco Bilbao Vizcaya Argentaria S.A., 3.50%, 02/10/2027(b)	EUR	200,000	260,998
Banco de Sabadell S.A.
0.88%, 03/05/2023(b)	EUR	100,000	113,336
0.88%, 07/22/2025(b)	EUR	100,000	112,584
Banco Santander S.A.
1.38%, 12/14/2022(b)	EUR	200,000	232,758
1.38%, 07/31/2024(b)	GBP	300,000	386,080
1.13%, 01/17/2025(b)	EUR	200,000	232,534
2.50%, 03/18/2025(b)	EUR	200,000	243,065
3.25%, 04/04/2026(b)	EUR	200,000	255,407
3.13%, 01/19/2027(b)	EUR	200,000	255,961
2.13%, 02/08/2028(b)	EUR	200,000	239,921
CaixaBank S.A.
1.13%, 01/12/2023(b)	EUR	200,000	228,688
2.38%, 02/01/2024(b)	EUR	200,000	240,830
1.13%, 05/17/2024(b)	EUR	200,000	232,245
1.13%, 03/27/2026(b)	EUR	100,000	116,582
1.38%, 06/19/2026(b)	EUR	200,000	231,304
Iberdrola Finanzas S.A., 1.00%, 03/07/2025(b)	EUR	100,000	116,942
Iberdrola International, B.V., 1.13%, 04/21/2026(b)	EUR	100,000	118,592
Mapfre, S.A., 1.63%, 05/19/2026(b)	EUR	200,000	242,174
Naturgy Finance B.V., 1.38%, 01/19/2027(b)	EUR	100,000	119,458
Santander Consumer Finance S.A., 0.88%, 01/24/2022(b)	EUR	200,000	227,725
Telefonica Emisiones S.A.
0.75%, 04/13/2022(b)	EUR	200,000	227,379
2.24%, 05/27/2022(b)	EUR	200,000	236,261
3.99%, 01/23/2023(b)	EUR	200,000	251,672
1.53%, 01/17/2025(b)	EUR	100,000	119,333
5.38%, 02/02/2026(b)	GBP	200,000	313,005
1.46%, 04/13/2026(b)	EUR	200,000	239,081
1.79%, 03/12/2029(b)	EUR	100,000	122,477

			6,188,547

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2019

	Principal
	Amount		Value
Sweden-1.22%
Svenska Handelsbanken AB
2.63%, 08/23/2022(b)	EUR	200,000	$240,069
0.13%, 06/18/2024(b)	EUR	200,000	223,862
Telia Co. AB, 3.63%, 11/08/2023(b)	SEK	2,000,000	230,812
Vattenfall AB, 6.88%, 04/15/2039(b)	GBP	300,000	674,589

			1,369,332

Switzerland-2.56%
Credit Suisse AG
1.00%, 06/07/2023(b)	EUR	100,000	115,589
1.50%, 04/10/2026(b)	EUR	150,000	181,249
Credit Suisse Group Funding Guernsey Ltd.
1.25%, 04/14/2022(b)	EUR	250,000	287,509
1.00%, 04/14/2023(b)	CHF	350,000	367,097
2.75%, 08/08/2025(b)	GBP	150,000	204,390
Glencore Finance (Europe) Ltd.
1.88%, 09/13/2023(b)	EUR	100,000	117,102
3.13%, 03/26/2026(b)	GBP	200,000	267,031
Holcim Finance (Luxembourg) S.A.
1.38%, 05/26/2023(b)	EUR	100,000	116,368
2.25%, 05/26/2028(b)	EUR	100,000	124,935
Richemont International Holding S.A.
1.00%, 03/26/2026(b)	EUR	200,000	234,696
1.50%, 03/26/2030(b)	EUR	100,000	123,601
2.00%, 03/26/2038(b)	EUR	100,000	134,321
UBS Group Funding Switzerland AG
1.75%, 11/16/2022(b)	EUR	200,000	234,640
1.50%, 11/30/2024(b)	EUR	100,000	117,606
1.25%, 09/01/2026(b)	EUR	200,000	237,045

			2,863,179

United Kingdom-24.39%
ABP Finance PLC, 6.25%,
12/14/2026(b)	GBP	100,000	160,398
Annington Funding PLC
2.65%, 07/12/2025(b)	GBP	200,000	267,960
3.18%, 07/12/2029(b)	GBP	150,000	206,401
3.69%, 07/12/2034(b)	GBP	200,000	287,465
3.94%, 07/12/2047(b)	GBP	200,000	300,489
Barclays PLC
1.88%, 03/23/2021(b)	EUR	113,000	129,555
1.50%, 04/01/2022(b)	EUR	200,000	231,264
1.88%, 12/08/2023(b)	EUR	100,000	118,654
3.13%, 01/17/2024(b)	GBP	350,000	475,785
3.00%, 05/08/2026(b)	GBP	300,000	407,111
3.25%, 02/12/2027(b)	GBP	300,000	414,181
BAT International Finance PLC
7.25%, 03/12/2024	GBP	150,000	237,955
4.00%, 09/04/2026(b)	GBP	250,000	358,761
2.25%, 01/16/2030(b)	EUR	100,000	115,221
6.00%, 11/24/2034(b)	GBP	150,000	255,876
2.25%, 09/09/2052(b)	GBP	200,000	190,481
BG Energy Capital PLC, 5.00%, 11/04/2036(b)	GBP	250,000	471,972
BP Capital Markets PLC
1.53%, 09/26/2022(b)	EUR	100,000	116,759
1.11%, 02/16/2023(b)	EUR	100,000	115,712
2.97%, 02/27/2026(b)	EUR	100,000	130,622
1.57%, 02/16/2027(b)	EUR	100,000	121,674

	Principal
	Amount		Value
United Kingdom-(continued)
0.83%, 11/08/2027(b)	EUR	100,000	$115,251
1.23%, 05/08/2031(b)	EUR	100,000	118,368
British Telecommunications PLC
1.13%, 03/10/2023(b)	EUR	100,000	115,337
1.75%, 03/10/2026(b)	EUR	100,000	119,191
1.50%, 06/23/2027(b)	EUR	100,000	117,253
5.75%, 12/07/2028(b)	GBP	150,000	251,639
3.13%, 11/21/2031(b)	GBP	100,000	140,465
6.38%, 06/23/2037	GBP	300,000	586,555
BUPA Finance PLC, 5.00%, 04/25/2023(b)	GBP	150,000	213,413
Cadent Finance PLC
2.13%, 09/22/2028(b)	GBP	400,000	529,055
2.63%, 09/22/2038(b)	GBP	200,000	267,948
2.75%, 09/22/2046(b)	GBP	200,000	268,897
Centrica PLC
4.38%, 03/13/2029(b)	GBP	150,000	230,086
7.00%, 09/19/2033(b)	GBP	250,000	488,797
4.25%, 09/12/2044(b)	GBP	150,000	235,834
CK Hutchison Finance (16) (II) Ltd., 0.88%, 10/03/2024(b)	EUR	100,000	114,140
CK Hutchison Finance (16) Ltd., Series A, 1.25%, 04/06/2023(b)	EUR	100,000	115,361
Connect Plus (M25) Issuer PLC, 2.61%, 03/31/2039(b)	GBP	292,611	421,983
Friends Life Holdings PLC, 8.25%, 04/21/2022(b)	GBP	150,000	225,985
GlaxoSmithKline Capital PLC
1.38%, 12/02/2024(b)	EUR	100,000	119,256
5.25%, 12/19/2033	GBP	300,000	558,512
6.38%, 03/09/2039	GBP	300,000	653,556
5.25%, 04/10/2042(b)	GBP	300,000	603,899
4.25%, 12/18/2045(b)	GBP	250,000	458,619
Heathrow Funding Ltd., 7.13%, 02/14/2024(b)	GBP	200,000	315,701
HSBC Bank PLC
5.38%, 08/22/2033(b)	GBP	300,000	510,076
4.75%, 03/24/2046	GBP	200,000	338,435
HSBC Holdings PLC
1.50%, 03/15/2022(b)	EUR	200,000	231,416
3.20%, 12/05/2023	CAD	250,000	194,575
6.50%, 05/20/2024(b)	GBP	200,000	316,284
0.88%, 09/06/2024(b)	EUR	200,000	231,168
3.00%, 06/30/2025(b)	EUR	200,000	253,152
2.50%, 03/15/2027(b)	EUR	200,000	259,230
3.13%, 06/07/2028	EUR	200,000	266,887
2.63%, 08/16/2028(b)	GBP	300,000	414,686
6.75%, 09/11/2028(b)	GBP	200,000	346,107
7.00%, 04/07/2038(b)	GBP	200,000	391,037
Hutchison Whampoa Finance (14) Ltd., 1.38%, 10/31/2021(b)	EUR	200,000	228,925
Imperial Brands Finance PLC
2.25%, 02/26/2021(b)	EUR	100,000	114,240
8.13%, 03/15/2024(b)	GBP	200,000	326,129
5.50%, 09/28/2026(b)	GBP	150,000	231,664
4.88%, 06/07/2032(b)	GBP	200,000	312,473
Lloyds Bank Corporate Markets PLC, 1.75%, 07/11/2024(b)	GBP	300,000	391,166

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2019

	Principal
	Amount		Value
United Kingdom-(continued)
Lloyds Bank PLC
1.00%, 11/19/2021(b)	EUR	100,000	$114,105
7.50%, 04/15/2024(b)	GBP	200,000	327,084
7.63%, 04/22/2025(b)	GBP	200,000	331,473
6.50%, 09/17/2040(b)	GBP	300,000	660,844
Motability Operations Group PLC
3.63%, 03/10/2036(b)	GBP	150,000	239,133
2.38%, 07/03/2039(b)	GBP	200,000	270,969
Nationwide Building Society, 3.25%, 01/20/2028(b)	GBP	200,000	292,004
Natwest Markets PLC, 0.63%, 03/02/2022(b)	EUR	200,000	225,872
Rio Tinto Finance PLC, 4.00%, 12/11/2029(b)	GBP	150,000	239,490
Royal Bank Of Scotland Group PLC (The), 2.50%, 03/22/2023(b)	EUR	200,000	239,651
Santander UK Group Holdings PLC
1.13%, 09/08/2023(b)	EUR	100,000	115,284
3.63%, 01/14/2026(b)	GBP	150,000	211,962
Scottish Widows Ltd.
5.50%, 06/16/2023(b)	GBP	300,000	432,922
7.00%, 06/16/2043(b)	GBP	250,000	438,126
Severn Trent Utilities Finance PLC, 3.63%, 01/16/2026(b)	GBP	200,000	289,353
Sky Ltd.
1.50%, 09/15/2021(b)	EUR	100,000	114,963
2.50%, 09/15/2026(b)	EUR	200,000	256,458
Society of Lloyd’s, 4.75%, 10/30/2024(b)	GBP	200,000	289,059
SSE PLC, 8.38%, 11/20/2028(b)	GBP	100,000	195,346
Standard Chartered PLC
5.13%, 06/06/2034(b)	GBP	200,000	308,949
4.38%, 01/18/2038(b)	GBP	100,000	171,702

	Principal
	Amount		Value
United Kingdom-(continued)
T.H.F.C. (Funding No.3) PLC, 5.20%, 10/11/2043(b)	GBP	300,000	$581,893
Thames Water Utilities Finance PLC
4.00%, 06/19/2025(b)	GBP	200,000	289,866
5.13%, 09/28/2037(b)	GBP	150,000	262,103
5.50%, 02/11/2041(b)	GBP	200,000	375,611
University of Oxford, 2.54%, 12/08/2117(b)	GBP	200,000	316,559
Vodafone Group PLC
1.75%, 08/25/2023(b)	EUR	100,000	118,874
1.88%, 09/11/2025(b)	EUR	100,000	121,745
2.20%, 08/25/2026(b)	EUR	200,000	250,059
1.60%, 07/29/2031(b)	EUR	200,000	236,180
3.38%, 08/08/2049(b)	GBP	300,000	408,894
3.00%, 08/12/2056(b)	GBP	300,000	382,640
Wellcome Trust Ltd. (The), 2.52%, 02/07/2118(b)	GBP	200,000	317,932

			27,284,152

United States-0.50%
American Honda Finance Corp., 0.35%, 08/26/2022	EUR	100,000	112,695
DH Europe Finance II S.a.r.l., 0.75%, 09/18/2031	EUR	300,000	328,716
Medtronic Global Holdings S.C.A., 1.63%, 03/07/2031	EUR	100,000	123,740

			565,151

TOTAL INVESTMENTS IN SECURITIES-98.79% (Cost $107,842,620)			110,529,497

OTHER ASSETS LESS LIABILITIES-1.21%			1,348,281

NET ASSETS-100.00%.			$111,877,778

Investment Abbreviations:

CAD-Canadian Dollar

CHF-Swiss Franc

EUR-Euro

GBP-British Pound Sterling

JPY-Japanese Yen

NOK-Norwegian Krone

SEK-Swedish Krona

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $87,674,755, which represented 78.37% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Statements of Assets and Liabilities

October 31, 2019

	Invesco Emerging Markets Sovereign Debt ETF (PCY)	Invesco Global Short Term High Yield Bond ETF (PGHY)	Invesco International Corporate Bond ETF (PICB)
Assets:
Unaffiliated investments in securities, at value(a)	$3,487,875,382	$213,527,550	$110,529,497
Affiliated investments in securities, at value	7,182,078	18,194,388	-
Foreign currencies, at value	-	-	696,281
Deposits with brokers:
Cash segregated as collateral	572,188	1,169,621	-
Receivable for:
Dividends and interest	44,240,835	4,054,408	1,170,682
Securities lending	257	5,239	-
Investments sold.	326,361	-	120,159
Fund shares sold.	3,455,769	1,114,421	-
Foreign tax reclaims	-	-	51,344
Investments matured, at value	-	1,574,543	-

Total assets	3,543,652,870	239,640,170	112,567,963

Liabilities:
Due to custodian.	80,124	78,538	91,129
Due to foreign custodian	-	30	-
Payable for:
Investments purchased	3,048,219	3,269,812	544,042
Collateral upon return of securities loaned	95,452	4,567,665	-
Collateral upon receipt of securities in-kind.	572,188	1,169,621	-
Fund shares repurchased	2,899,585	-	-
Accrued unitary management fees	1,520,707	67,697	46,694
Accrued expenses	47,848	9,610	8,320
Other payables	1,421	-	-

Total liabilities	8,265,544	9,162,973	690,185

Net Assets	$3,535,387,326	$230,477,197	$111,877,778

Net assets consist of:
Shares of beneficial interest	$3,768,225,606	$245,073,630	$109,155,980
Distributable earnings (loss)	(232,838,280)	(14,596,433)	2,721,798

Net Assets	$3,535,387,326	$230,477,197	$111,877,778

Shares outstanding (unlimited amount authorized, $0.01 par value)	121,400,000	10,100,000	4,150,000
Net asset value	$29.12	$22.82	$26.96

Market price	$29.13	$22.81	$26.84

Unaffiliated investments in securities, at cost	$3,412,279,755	$220,636,215	$107,842,620

Affiliated investments in securities, at cost	$7,182,078	$18,194,324	$-

Foreign currencies (due to foreign custodian), at cost	$-	$(33)	$691,948

Investments matured, at cost	$-	$4,501,595	$-

(a) Includes securities on loan with an aggregate value of:	$93,015	$4,378,935	$-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Statements of Operations

For the year ended October 31, 2019

	Invesco Emerging Markets Sovereign Debt ETF (PCY)	Invesco Global Short Term High Yield Bond ETF (PGHY)	Invesco International Corporate Bond ETF (PICB)
Investment income:
Unaffiliated interest income	$193,115,913	$12,156,712	$2,338,205
Affiliated dividend income	254,313	67,846	1,252
Securities lending income	6,414	75,010	-
Foreign withholding tax	-	-	(4,023)

Total investment income	193,376,640	12,299,568	2,335,434

Expenses:
Unitary management fees	17,484,511	773,325	585,846
Proxy fees	47,848	9,610	8,320

Total expenses	17,532,359	782,935	594,166

Less: Waivers	(21,396)	(5,763)	(85)

Net expenses	17,510,963	777,172	594,081

Net investment income	175,865,677	11,522,396	1,741,353

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(63,709,826)	(2,596,973)	(576,525)
In-kind redemptions	14,467,814	(16,571)	(326,922)
Foreign currencies	-	-	(97,657)

Net realized gain (loss)	(49,242,012)	(2,613,544)	(1,001,104)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities.	413,622,952	(651,033)	8,188,600
Affiliated investment securities	-	64	-
Foreign currencies	-	-	74,568

Change in unrealized appreciation (depreciation)	413,622,952	(650,969)	8,263,168

Net realized and unrealized gain (loss)	364,380,940	(3,264,513)	7,262,064

Net increase in net assets resulting from operations	$540,246,617	$8,257,883	$9,003,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Statements of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	Invesco Emerging Markets Sovereign Debt ETF (PCY)		Invesco Global Short Term High Yield Bond ETF (PGHY)
	2019	2018	2019	2018
Operations:
Net investment income	$175,865,677	$207,115,522	$11,522,396	$12,163,750
Net realized gain (loss)	(49,242,012)	(195,368,204)	(2,613,544)	(1,800,498)
Change in net unrealized appreciation (depreciation)	413,622,952	(381,155,584)	(650,969)	(7,819,168)

Net increase (decrease) in net assets resulting from operations	540,246,617	(369,408,266)	8,257,883	2,544,084

Distributions to Shareholders from:
Distributable earnings	(176,845,023)	(206,825,184)	(11,538,702)	(12,214,323)
Return of capital	-	-	-	-

Total distributions to shareholders	(176,845,023)	(206,825,184)	(11,538,702)	(12,214,323)

Shareholder Transactions:
Proceeds from shares sold	1,421,704,253	932,638,168	27,735,589	78,433,142
Value of shares repurchased	(1,954,083,096)	(1,622,750,219)	(10,377,575)	(74,455,451)
Transaction fees	-	-	-	-

Net increase (decrease) in net assets resulting from share transactions	(532,378,843)	(690,112,051)	17,358,014	3,977,691

Net increase (decrease) in net assets.	(168,977,249)	(1,266,345,501)	14,077,195	(5,692,548)

Net assets:
Beginning of year	3,704,364,575	4,970,710,076	216,400,002	222,092,550

End of year	$3,535,387,326	$3,704,364,575	$230,477,197	$216,400,002

Changes in Shares Outstanding:
Shares sold	50,200,000	33,100,000	1,200,000	3,300,000
Shares repurchased	(70,200,000)	(59,500,000)	(450,000)	(3,150,000)
Shares outstanding, beginning of year.	141,400,000	167,800,000	9,350,000	9,200,000

Shares outstanding, end of year	121,400,000	141,400,000	10,100,000	9,350,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Invesco International Corporate Bond ETF (PICB)
2019	2018

$1,741,353	$2,330,961
(1,001,104)	(730,343)
8,263,168	(6,694,101)

9,003,417	(5,093,483)

(1,050,715)	(2,351,554)
(702,713)	-

(1,753,428)	(2,351,554)

2,597,030	4,034,954
(16,941,838)	(37,583,540)
3,257	-

(14,341,551)	(33,548,586)

(7,091,562)	(40,993,623)

118,969,340	159,962,963

$111,877,778	$118,969,340

100,000	150,000
(650,000)	(1,400,000)
4,700,000	5,950,000

4,150,000	4,700,000

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Financial Highlights

Invesco Emerging Markets Sovereign Debt ETF (PCY)

	Years Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$26.20	$29.62	$29.81	$28.08	$29.03

Net investment income(a)	1.41	1.26	1.45	1.46	1.48
Net realized and unrealized gain (loss) on investments	2.93	(3.42)	(0.17)	1.74	(0.97)

Total from investment operations.	4.34	(2.16)	1.28	3.20	0.51

Distributions to shareholders from:
Net investment income	(1.42)	(1.26)	(1.46)	(1.47)	(1.46)
Return of capital	-	-	(0.01)	-	-

Total distributions	(1.42)	(1.26)	(1.47)	(1.47)	(1.46)

Net asset value at end of year	$29.12	$26.20	$29.62	$29.81	$28.08

Market price at end of year(b)	$29.13	$26.13	$29.62	$29.70	$28.02

Net Asset Value Total Return(c)	16.91%	(7.42)%	4.49%	11.79%	1.87%
Market Price Total Return(c)	17.28%	(7.66)%	4.88%	11.61%	1.49%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$3,535,387	$3,704,365	$4,970,710	$4,125,597	$2,653,385
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.03%	4.51%	4.98%	5.06%	5.25%
Portfolio turnover rate(d)	28%	54%	30%	30%	27%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Global Short Term High Yield Bond ETF (PGHY)

	Years Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$23.14	$24.14	$24.16	$23.50	$24.12

Net investment income(a)	1.20	1.24	1.34	1.51	1.04
Net realized and unrealized gain (loss) on investments	(0.32)	(1.00)	0.02	0.59	(0.62)

Total from investment operations.	0.88	0.24	1.36	2.10	0.42

Distributions to shareholders from:
Net investment income	(1.20)	(1.24)	(1.37)	(1.42)	(1.03)
Return of capital	-	-	(0.01)	(0.02)	(0.01)

Total distributions	(1.20)	(1.24)	(1.38)	(1.44)	(1.04)

Net asset value at end of year	$22.82	$23.14	$24.14	$24.16	$23.50

Market price at end of year(b)	$22.81	$23.03	$24.19	$24.23	$23.37

Net Asset Value Total Return(c)	3.90%	1.05%	5.76%	9.27%	1.83%
Market Price Total Return(c)	4.36%	0.36%	5.66%	10.17%	1.61%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$230,477	$216,400	$222,093	$68,862	$27,029
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	5.21%	5.25%	5.52%	6.43%	4.43%
Portfolio turnover rate(d)	57%	42%	38%	53%	50%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Financial Highlights–(continued)

Invesco International Corporate Bond ETF (PICB)

	Years Ended October 31,
	2019		2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$25.31		$26.88	$25.08	$25.95	$28.77

Net investment income(a)	0.39		0.43	0.42	0.55	0.62
Net realized and unrealized gain (loss) on investments	1.65		(1.57)	1.80	(0.86)	(2.82)

Total from investment operations	2.04		(1.14)	2.22	(0.31)	(2.20)

Distributions to shareholders from:
Net investment income	(0.23)		(0.43)	(0.23)	-	(0.03)
Return of capital.	(0.16)		-	(0.19)	(0.56)	(0.59)

Total distributions.	(0.39)		(0.43)	(0.42)	(0.56)	(0.62)

Transaction fees(a)	0.00	(b)	-	0.00 (b)	0.00 (b)	0.00 (b)

Net asset value at end of year	$26.96		$25.31	$26.88	$25.08	$25.95

Market price at end of year(c)	$26.84		$25.28	$26.89	$25.02	$25.89

Net Asset Value Total Return(d)	8.12%		(4.31)%	8.95%	(1.26)%	(7.73)%
Market Price Total Return(d)	7.77%		(4.46)%	9.25%	(1.26)%	(7.94)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$111,878		$118,969	$159,963	$160,539	$189,454
Ratio to average net assets of:
Expenses	0.51	%(e)	0.50%	0.50%	0.50%	0.50%
Net investment income	1.49	%(e)	1.58%	1.62%	2.12%	2.29%
Portfolio turnover rate(f)	23%		12%	14%	24%	13%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2019

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Emerging Markets Sovereign Debt ETF (PCY)	“Emerging Markets Sovereign Debt ETF”
Invesco Global Short Term High Yield Bond ETF (PGHY)	“Global Short Term High Yield Bond ETF”
Invesco International Corporate Bond ETF (PICB)	“International Corporate Bond ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of each Fund are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Emerging Markets Sovereign Debt ETF	DBIQ Emerging Market USD Liquid Balanced Index
Global Short Term High Yield Bond ETF	DB Global Short Maturity High Yield Bond Index
International Corporate Bond ETF	S&P International Corporate Bond Index®

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are

37

subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non-U.S. securities, which may have lower trading volumes.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Changing Global Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s changes to the target range for the Federal Funds Rate (and possible continued fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market- making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price

38

may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Funds’ transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed- income security may be downgraded after purchase, which may adversely affect the value of the security.

Foreign Fixed-Income Investment Risk. Investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Liquidity Risk. For certain Funds, liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Investment Grade Securities Risk. Certain Funds invest in non-investment grade securities. The risk of investing in non-investment grade securities is a form of credit risk. Securities that are rated non-investment grade, commonly referred to as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. Non-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of non-investment grade securities have found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on non-investment grade securities will fluctuate. If the issuer of non-investment grade securities defaults, a Fund may incur additional expenses to seek recovery.

Sampling Risk. A Fund’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities that a Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater.

39

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex- dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

40

G.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending. Each Fund may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. A Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s

41

books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Certain Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of Net Assets)
Emerging Markets Sovereign Debt ETF	0.50%
Global Short Term High Yield Bond ETF	0.35%
International Corporate Bond ETF	0.50%

Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2019, the Adviser waived fees for each Fund in the following amounts:

Emerging Markets Sovereign Debt ETF	$21,396
Global Short Term High Yield Bond ETF	5,763
International Corporate Bond ETF	85

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Emerging Markets Sovereign Debt ETF	Deutsche Bank Securities Inc.
Global Short Term High Yield Bond ETF	Deutsche Bank Securities Inc.
International Corporate Bond ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

42

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2019, all of the securities in International Corporate Bond ETF were valued based on Level 2 inputs (see the Schedules of Investments for security categories). The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Emerging Markets Sovereign Debt ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$3,487,875,382	$-	$3,487,875,382
Money Market Funds	7,182,078	-	-	7,182,078

Total Investments	$7,182,078	$3,487,875,382	$-	$3,495,057,460

Global Short Term High Yield Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$213,157,488	$13,907	$213,171,395
Common Stocks & Other Equity Interests	300,317	-	55,838	356,155
Money Market Funds	18,194,388	-	-	18,194,388
Investments Matured	-	954,741	619,802	1,574,543

Total Investments	$18,494,705	$214,112,229	$689,547	$233,296,481

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018:

	2019			2018
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Emerging Markets Sovereign Debt ETF	$176,845,023	$ -	$ -	$206,825,184	$ -	$-
Global Short Term High Yield Bond ETF	11,538,702	-	-	12,214,323	-	-
International Corporate Bond ETF	746,735	303,980	702,713	2,350,172	1,382	-

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation - Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Emerging Markets Sovereign Debt ETF	$ -	$ -	$69,515,712	$ -	$(302,353,992)	$3,768,225,606	$3,535,387,326
Global Short Term High Yield Bond ETF	1,967	-	(10,042,258)	-	(4,556,142)	245,073,630	230,477,197
International Corporate Bond ETF	-	16,457	2,686,877	18,464	-	109,155,980	111,877,778

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

43

The following table presents available capital loss carryforwards for each Fund as of October 31, 2019:

	No expiration
	Short-Term	Long-Term	Total
Emerging Markets Sovereign Debt ETF	$39,490,544	$262,863,448	$302,353,992
Global Short Term High Yield Bond ETF	1,104,862	3,451,280	4,556,142
International Corporate Bond ETF	-	-	-

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Emerging Markets Sovereign Debt ETF	$958,757,900	$946,916,142
Global Short Term High Yield Bond ETF	117,289,952	131,955,064
International Corporate Bond ETF	28,035,534	26,444,088

For the fiscal year ended October 31, 2019, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Emerging Markets Sovereign Debt ETF	$1,334,308,435	$1,865,907,576
Global Short Term High Yield Bond ETF	20,930,028	5,943,262
International Corporate Bond ETF	1,277,105	16,411,456

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Emerging Markets Sovereign Debt ETF	$176,859,368	$(107,343,656)	$69,515,712	$3,425,541,748
Global Short Term High Yield Bond ETF	2,311,374	(12,353,632)	(10,042,258)	243,338,739
International Corporate Bond ETF	4,224,389	(1,537,512)	2,686,877	107,842,620

NOTE 7—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions, foreign currency transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2019, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Emerging Markets Sovereign Debt ETF	$689,008	$(9,819,837)	$9,130,829
Global Short Term High Yield Bond ETF	18,273	(1,700)	(16,573)
International Corporate Bond ETF	(690,638)	1,026,932	(336,294)

NOTE 8—Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

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NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for Emerging Markets Sovereign Debt ETF). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for such Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Short Term High Yield Bond ETF and Invesco International Corporate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Short Term High Yield Bond ETF and Invesco International Corporate Bond ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2019.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Emerging Markets Sovereign Debt ETF (PCY)
Actual	$1,000.00	$1,066.80	0.50%	$2.60
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
Invesco Global Short Term High Yield Bond ETF (PGHY)
Actual	1,000.00	1,011.00	0.35	1.77
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
Invesco International Corporate Bond ETF (PICB)
Actual	1,000.00	1,037.90	0.51	2.62
Hypothetical (5% return before expenses)	1,000.00	1,022.63	0.51	2.60

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

	Qualified Dividend Income*	Corporate Dividends- Received Deduction*	Qualified Interest Income*	Long Term Capital Gains
Invesco Emerging Markets Sovereign Debt ETF	0%	0%	0%	$-
Invesco Global Short Term High Yield Bond ETF	0%	0%	49%	$-
Invesco International Corporate Bond ETF	0%	0%	0%	$303,980

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

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Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Exchange-Traded Fund Trust II was held on August 19, 2019. The Meeting was held for the following purpose:

(1).	To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1).	Ronn R. Bagge	1,512,443,677.35	33,012,849.80
	Todd J. Barre	1,524,592,795.07	20,863,732.08
	Kevin M. Carome	1,522,436,691.04	23,019,836.11
	Edmund P. Giambastiani, Jr.	1,519,831,527.21	25,624,999.94
	Victoria J. Herget	1,524,877,948.56	20,578,578.59
	Marc M. Kole	1,504,247,741.10	41,208,786.05
	Yung Bong Lim	1,524,207,613.63	21,248,913.52
	Joanne Pace	1,517,347,361.29	28,109,165.86
	Gary R. Wicker	1,515,919,139.19	29,537,387.96
	Donald H. Wilson	1,501,758,651.59	43,697,875.56

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO, Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member,	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011);

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			Maxwell School of Citizenship and Public Affairs of Syracuse University (2012- 2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

51

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

52

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member, Morgan Stanley Children’s Hospital (2012- Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019);

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

53

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

54

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

55

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex over seen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.

56

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Principal Financial & Accounting Officer-Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

57

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
(2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Director, Invesco Canada Holdings Inc. (2002-2019);Manager, Invesco Specialized Products, LLC (2018-2019); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

58

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

59

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST2-FINC-AR-2	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2019.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation.    Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2019	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2018
Audit Fees	$509,720	$564,150
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$453,887	$218,790
All Other Fees	$ 0	$ 0
Total Fees	$963,607	$782,940

(1)

Tax Fees for the fiscal year ended October 31, 2019 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences, including the final liquidated Federal income tax returns for the six funds with a tax year ended February 27, 2019. Tax Fees for the fiscal year ended October 31, 2018 include fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000	$662,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$690,000	$662,000

(1)    Audit-Related Fees for the fiscal years ended 2019 and 2018 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to

Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:    June 26, 2009

Amended: June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $3,294,000 for the fiscal year ended October 31, 2019 and $2,977,000 for the fiscal year ended October 31, 2018 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $4,437,887 for the fiscal year ended October 31, 2019 and $3,858,000 for the fiscal year ended October 31, 2018

(h)	With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $34 million and non-audit services of approximately $21 million for the fiscal year ended 2019. The Audit Committee considered this information in evaluating PwC’s independence.

During the reporting period, PwC advised the Registrant’s Audit Committee of the following matters for consideration under the SEC auditor independence rules. PwC advised the Audit Committee that four PwC Managers and two PwC Partners each held financial interests either directly or, in the case of the two PwC Partners, indirectly through their respective spouse’s equivalent brokerage account or spouse’s employee benefit plan, respectively, in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. With respect to the one PwC Partner, the financial interest was disposed of July 8, 2019. PwC noted, among other things, that during the time of its audit, or with respect to the one PwC Partner and three PwC Managers, until after it was disposed of or after they ceased providing services, the engagement team was not aware of the investments, the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliates of the Registrant, the services provided by the PwC Manager were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates, or in the case of the two PwC Partners and three PwC Managers, the individuals either did not provide any audit services or did not provide services of any kind to the Registrant or its affiliates and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality has not been adversely affected by these matters as they relate to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-

traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;

•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;

•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;

•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Invesco Exchange-Traded Fund Trust II

By: /s/ Daniel E. Draper

Name: Daniel E. Draper
Title: President

Date: January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Daniel E. Draper

Name: Daniel E. Draper
Title: President

Date: January 3, 2020

By: /s/ Kelli Gallegos

Name: Kelli Gallegos
Title: Treasurer

Date: January 3, 2020